As filed with the Securities and Exchange Commission on April 28, 2014

Securities Act File No. 033-23512

Investment Company Act File No. 811-05629

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 115	☒
and/or
Registration Statement Under The Investment Company Act Of 1940	☒
Amendment No. 115 (Check appropriate box or boxes)	☒

VOYA INVESTORS TRUST

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Jeffrey S. Puretz, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

________________________

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☒ on May 1, 2014 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐

This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

VOYA INVESTORS TRUST

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*	Cover Sheet

*	Contents of Registration Statement

*	Explanatory Note

*	Voya Investors Trust’s Adviser Class, Institutional Class, Service Class and Service 2 Class Prospectus dated May 1, 2014

*	VY Clarion Global Real Estate Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus dated May 1, 2014

*	Voya Global Resources Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus dated May 1, 2014

*	VY JPMorgan Emerging Markets Equity Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus dated May 1, 2014

*	VY DFA World Equity Portfolio’s Adviser Class, Institutional Class, and Service Class Prospectus dated May 1, 2014

*	VY Franklin Templeton Founding Strategy Portfolio’s Adviser Class, Institutional Class and Service Class Prospectus dated May 1, 2014

*	Voya Global Perspectives Portfolio’s Adviser Class, Institutional Class and Service Class Prospectus dated May 1, 2014

*	Voya Retirement Portfolios’ Adviser Class and Institutional Class Prospectus dated May 1, 2014

*	Voya Investors Trust’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Statement of Additional Information dated May 1, 2014

*	Voya Fund-of-Fund Portfolios’ Adviser Class, Institutional Class and Service Class Statement of Additional Information dated May 1, 2014

*	Part C

*	Signature Page

EXPLANATORY NOTE

This Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A for Voya Investors Trust (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the disclosure in compliance with annual updating requirements to the Registrant’s Voya Investors Trust’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus; VY Clarion Global Real Estate Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus; Voya Global Resources Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus; VY JPMorgan Emerging Markets Equity Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus; VY DFA World Equity Portfolio’s Adviser Class, Institutional Class, and Service Class Prospectus; VY Franklin Templeton Founding Strategy Portfolio’s Adviser Class, Institutional Class, and Service Class Prospectus; Voya Global Perspectives Portfolio’s Adviser Class, Institutional Class and Service Class Prospectus; Voya Retirement Portfolios’ Adviser Class and Institutional Class Prospectus; Voya Investors Trust’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Statement of Additional Information; and Voya Fund-of-Fund Portfolios’ Adviser Class, Institutional Class and Service Class Statement of Additional Information, each dated May 1, 2014.

Prospectus
May 1, 2014
•	VY BlackRock Health Sciences Opportunities Portfolio
Class/Ticker: ADV/IEHAX; I/IEHIX; S/IEHSX
•	VY BlackRock Inflation Protected Bond Portfolio
Class/Ticker: ADV/IBRAX; I/IBRIX; S/IBRSX
•	VY BlackRock Large Cap Growth Portfolio
Class/Ticker: ADV/IMLGX; I/IMLIX; S/IMLSX; S2/IMLTX
•	VY Clarion Global Real Estate Portfolio
Class/Ticker: ADV/ICRNX; I/IRGIX; S/IRGTX; S2/IRGSX
•	VY Clarion Real Estate Portfolio
Class/Ticker: ADV/ICRPX; I/IVRIX; S/IVRSX; S2/IVRTX
•	VY FMRSM Diversified Mid Cap Portfolio*
Class/Ticker: ADV/IFDMX; I/IFDIX; S/IFDSX; S2/IFDTX
•	VY Franklin Income Portfolio
Class/Ticker: ADV/IIFAX; I/IIFIX; S/IIFSX; S2/IIFTX
•	VY Franklin Mutual Shares Portfolio
Class/Ticker: ADV/IFMAX; I/IFMIX; S/IFMSX
•	Voya Global Resources Portfolio
Class/Ticker: ADV/IGRAX; I/IGRIX; S/IGRSX; S2/IGRTX
•	Voya High Yield Portfolio
Class/Ticker: ADV/IPYAX; I/IPIMX; S/IPHYX; S2/IPYSX
•	VY Invesco Growth and Income Portfolio
Class/Ticker: ADV/IVGAX; I/IVGIX; S/IVGSX; S2/IVITX
•	VY JPMorgan Emerging Markets Equity Portfolio
Class/Ticker: ADV/IJEAX; I/IJEMX; S/IJPIX; S2/IJPTX
•	VY JPMorgan Small Cap Core Equity Portfolio
Class/Ticker: ADV/IJSAX; I/IJSIX; S/IJSSX; S2/IJSTX
•	Voya Large Cap Growth Portfolio
Class/Ticker: ADV/IEOPX; I/IEOHX; S/IEOSX; S2/IEOTX

*	FMRSM is a service mark of Fidelity Management & Research Company
•	Voya Large Cap Value Portfolio
Class/Ticker: ADV/IPEAX; I/IPEIX; S/IPESX; S2/IPETX
•	Voya Limited Maturity Bond Portfolio
Class/Ticker: ADV/IMBAX; I/ILBPX; S/ILMBX
•	Voya Liquid Assets Portfolio
Class/Ticker: I/IPLXX; S/ISPXX; S2/ITLXX
•	VY Marsico Growth Portfolio
Class/Ticker: ADV/IMGAX; I/IMGIX; S/IMGSX; S2/IMGTX
•	VY MFS Total Return Portfolio
Class/Ticker: ADV/IMTAX; I/IMTIX; S/IMSRX; S2/IMTRX
•	VY MFS Utilities Portfolio
Class/Ticker: ADV/IMFAX; I/IMUIX; S/IMUSX; S2/IMFSX
•	VY Morgan Stanley Global Franchise Portfolio
Class/Ticker: ADV/IGFAX; S/IVGTX; S2/IGFSX
•	Voya Multi-Manager Large Cap Core Portfolio
Class/Ticker: ADV/IPFAX; I/IPPIX; S/IPPSX
•	VY T. Rowe Price Capital Appreciation Portfolio
Class/Ticker: ADV/ITRAX; I/ITRIX; S/ITCSX; S2/ITCTX
•	VY T. Rowe Price Equity Income Portfolio
Class/Ticker: ADV/ITEAX; I/ITEIX; S/IRPSX; S2/ITETX
•	VY T. Rowe Price International Stock Portfolio
Class/Ticker: ADV/IMIOX; I/IMASX; S/IMISX
•	VY Templeton Global Growth Portfolio
Class/Ticker: ADV/IGGAX; I/IIGGX; S/ISGGX; S2/ICGGX
•	Voya U.S. Stock Index Portfolio
Class/Ticker: ADV/ISIVX; I/INGIX; S/ISJBX; S2/ISIPX
Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY BlackRock Health Sciences Opportunities Portfolio  (formerly, ING BlackRock Health Sciences Opportunities Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital growth.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Other Expenses	%	None	None	None
Total Annual Portfolio Operating Expenses	%	1.50	0.75	1.00
Waivers and Reimbursements[1]	%	(0.15)	None	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.35	0.75	1.00
1	The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 15, 2015. There is no guarantee that the distribution fee waiver will continue after May 15, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$137	459	804	1,778
I	$77	240	417	930
S	$102	318	552	1,225
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 88% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities, primarily common stocks, of companies in health sciences and related industries. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The health sciences sector can include companies in health care equipment and supplies, health care providers and services, biotechnology, and pharmaceuticals. Health sciences and related industries can include, but are not limited to, businesses involved in the development, production, and distribution or delivery of medical and pharmaceutical products and services, companies engaged in biotechnology and medical research and development, companies that may design, manufacture or distribute medical, dental, and optical equipment and supplies, including diagnostic equipment, and companies that may also provide diagnostic services or operate health facilities and hospitals, or provide related administrative, management and financial support. The Portfolio will concentrate its investments (i.e., invest more than 25% of its assets) in health sciences or related industries, and may invest in companies located in non-U.S. countries.
The Portfolio may invest in convertible securities, initial public offerings, and depositary receipts. The Portfolio may invest up to 15% of its net assets in illiquid/restricted securities. The Portfolio may use derivatives to hedge its investment portfolio against market, interest rate, and currency risks or to seek to enhance its return. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures, swaps, forward foreign exchange transactions, and warrants.
The Portfolio may invest up to 20% of its net assets in other types of securities including stocks of companies not associated with health sciences and stocks of small and mid-cap companies.
1
VY BlackRock Health Sciences Opportunities Portfolio

The Portfolio may invest in high quality money market securities pending investments. The Portfolio will not be deemed to deviate from its normal strategies if it holds these securities pending investments. The Portfolio may invest uninvested cash balances in affiliated money market funds.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The sub-adviser (“Sub-Adviser”) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into Voya Large Cap Growth Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Large Cap Growth Portfolio. For more information regarding Voya Large Cap Growth Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. If the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in IPOs on the Portfolio's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest
VY BlackRock Health Sciences Opportunities Portfolio
2

rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.
Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
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VY BlackRock Health Sciences Opportunities Portfolio

Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 1st, 2013, 17.49% and Worst quarter: 4th, 2008, -19.53%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	43.83	17.67	N/A	8.12	12/29/06
Russell 3000 Health Care Index[1]	%	43.05	19.43	N/A	10.60
Class I	%	44.73	18.49	N/A	9.26	04/28/06
Russell 3000 Health Care Index[1]	%	43.05	19.43	N/A	10.72
Class S	%	44.32	18.19	N/A	8.73	05/03/04
Russell 3000 Health Care Index[1]	%	43.05	19.43	N/A	9.02
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	BlackRock Advisors, LLC

Portfolio Managers
Thomas Callan, CFA Portfolio Manager (since 05/11)	Erin Xie, PhD Portfolio Manager (since 05/11)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY BlackRock Health Sciences Opportunities Portfolio
4

VY BlackRock Inflation Protected Bond Portfolio   (formerly, ING BlackRock Inflation Protected Bond Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks to maximize real return, consistent with preservation of real capital and prudent investment management.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.40	0.40	0.40
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.04	0.04	0.04
Acquired Fund Fees and Expenses	%	0.02	0.02	0.02
Total Annual Portfolio Operating Expenses[2]	%	1.31	0.56	0.81
Waivers and Reimbursements[3]	%	(0.19)	(0.04)	(0.04)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.12	0.52	0.77
1	The expense ratios have been adjusted to reflect current contractual rates.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.23%, 0.63%, and 0.88% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive 0.04% of the management fee through May 1, 2015. The management fee waiver will renew if the adviser elects to renew it. There is no guarantee that the management fee waiver will continue after May 1, 2015. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable
Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$114	396	700	1,562
I	$53	175	309	698
S	$79	255	446	998
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 613% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are debt instruments that are structured to provide protection against inflation. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in the investment policy. For purposes of satisfying the 80% requirement, the Portfolio may also invest in derivative instruments that have economic characteristics similar to inflation-indexed bonds. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Portfolio maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Treasury Inflation Protected Securities Index (the Portfolio's benchmark).
The Portfolio may invest up to 20% of its assets in non-investment-grade bonds (high-yield or junk bonds) or debt securities of emerging market issuers. The Portfolio also may
5
VY BlackRock Inflation Protected Bond Portfolio

invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest, without limit, in U.S. dollar denominated securities of non-U.S. issuers. The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds, and asset-backed securities. Securities are purchased for the Portfolio when the sub-adviser (“Sub-Adviser”) believes that they have the potential for above-average real return. The Portfolio measures its performance against the benchmark.
Non-investment-grade bonds acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings.
The Sub-Adviser may, when consistent with the Portfolio's investment goal, buy or sell options or futures, or enter into swaps, interest rate, or foreign currency transactions, (collectively, commonly known as “derivatives”). The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Deflation    Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in the losses for the Portfolio.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater
VY BlackRock Inflation Protected Bond Portfolio
6

levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Issuer Non-Diversification    The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
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VY BlackRock Inflation Protected Bond Portfolio

U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2008, 4.57% and Worst quarter: 2nd, 2013, -6.93%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	-8.98	4.36	N/A	3.86	04/30/07
Barclays U.S. TIPS Index[1]	%	-8.61	5.63	N/A	5.05
Class I	%	-8.41	5.03	N/A	4.53	04/30/07
Barclays U.S. TIPS Index[1]	%	-8.61	5.63	N/A	5.05
Class S	%	-8.62	4.72	N/A	4.23	04/30/07
Barclays U.S. TIPS Index[1]	%	-8.61	5.63	N/A	5.05
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	BlackRock Financial Management, Inc.

Portfolio Managers
Martin Hegarty Portfolio Manager (since 08/10)	Brian Weinstein Portfolio Manager (since 04/07)
Effective June 30, 2014
Martin Hegarty Portfolio Manager (since 08/10)	Gargi Chaudhuri Portfolio Manager (since 06/14)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
VY BlackRock Inflation Protected Bond Portfolio
8

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY BlackRock Inflation Protected Bond Portfolio

VY BlackRock Large Cap Growth Portfolio  (formerly, ING BlackRock Large Cap Growth Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.80	0.80	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.55	0.80	1.05	1.30
Waivers and Reimbursements[1]	%	(0.15)	None	(0.01)	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.40	0.80	1.04	1.20
1	The distributor is contractually obligated to limit expenses to 1.04% for Class S shares through May 15, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless (i) the distributor provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the shareholder service plan has been terminated. The obligation is subject to possible recoupment by the distributor within 36 months of the waiver or reimbursement. In addition, the distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 15, 2015. There is not guarantee that the distribution fee waivers will continue after May 15, 2015. The distribution fee waivers will only renew if the distributor elects to renew them. Notwithstanding the foregoing, modification or termination of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$143	475	831	1,833
I	$82	255	444	990
S	$106	333	578	1,282
S2	$122	402	703	1,559
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 46% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio will invest primarily in equity securities of companies located in the United States that the sub-adviser (“Sub-Adviser”) believes have good prospects for earnings growth.
The Sub-Adviser defines large-capitalization companies as companies which, at the time of purchase, have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of December 31, 2013, the lowest capitalization in this group was approximately $1.1 billion. The market capitalization of companies in the index change with market conditions and the composition of the index. The Portfolio seeks to outperform the Russell 1000® Growth Index (“Index”) by investing in equity securities that the Sub-Adviser believes have above average earnings prospects. The Index (which consists of those Russell 1000® Index securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.
The Portfolio may invest up to 10% of its total assets in securities issued by foreign companies, in the form of American Depositary Receipts.
The Portfolio may invest in investment-grade convertible securities, preferred stocks, illiquid securities, and U.S. government debt instruments. There are no restrictions on
VY BlackRock Large Cap Growth Portfolio
10

the maturity of the debt instruments in which the Portfolio may invest. The Portfolio may also invest in derivatives including options, futures, indexed securities, inverse securities, swaps, and forward contracts to seek to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. In order to seek to effectively manage cash flows into or out of the Portfolio, the Portfolio may buy and sell financial futures contracts or options on such contracts. The Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. The Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment.
The Portfolio will normally invest a portion of its assets in short-term debt instruments, such as commercial paper.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In selecting securities for the Portfolio from its benchmark universe, the Sub-Adviser uses a proprietary multifactor quantitative model to analyze and rank each stock in the universe based on a series of measurable factors including valuation, accounting, fundamental momentum, and investment sentiment. The Sub-Adviser looks for strong relative earnings growth, earnings quality, and good relative valuation. A company's stock price, relative to its earnings and book value, is also examined and, if the Sub-Adviser believes that a company is overvalued, it will not be considered as an investment for the Portfolio. The Sub-Adviser relies on fundamental analysis throughout the investment process, using both internal and external research.
Because the Portfolio generally will not hold all the stocks in the Index, and because the Portfolio's investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, the Portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the Sub-Adviser reviews potential investments using certain criteria based on the securities in the Index. These criteria currently include the following:
•	Valuation
•	Management
•	Capital allocation
•	Investor sentiment
Stock Selection Criteria:
•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings
•	Earnings momentum and growth
Portfolio Construction Criteria:
•	Weighted median market capitalization of a fund's portfolio
•	Allocation among the economic sectors of a fund's portfolio as compared to the Index
•	Weighted individual stocks within the Index
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into Voya Large Cap Growth Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Large Cap Growth Portfolio. For more information regarding Voya Large Cap Growth Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to
11
VY BlackRock Large Cap Growth Portfolio

the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
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U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments    When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 1st, 2012, 16.20% and Worst quarter: 4th, 2008, -20.64%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	32.65	16.81	N/A	6.52	03/17/04
Russell 1000® Growth Index[1]	%	33.48	20.39	N/A	7.97
Class I	%	33.41	17.52	N/A	5.59	04/28/06
Russell 1000® Growth Index[1]	%	33.48	20.39	N/A	8.31
Class S	%	33.10	17.23	6.58	N/A	05/01/02
Russell 1000® Growth Index[1]	%	33.48	20.39	7.83	N/A
Class S2%		32.93	17.05	6.42[2]	N/A	09/09/02
Russell 1000® Growth Index[1]	%	33.48	20.39	7.83	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	On October 3, 2005, all outstanding Class S2 shares were fully redeemed. On May 26, 2006, Class S2 shares re-commenced operation. For the period October 3, 2005 to May 26, 2006, the returns for Class S2 shares include the performance for Class S shares adjusted to reflect the higher expenses of Class S2 shares.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	BlackRock Investment Management, LLC

Portfolio Manager
Peter Stournaras, CFA Portfolio Manager (since 10/10)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments
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VY BlackRock Large Cap Growth Portfolio

to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY Clarion Global Real Estate Portfolio  (formerly, ING Clarion Global Real Estate Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks high total return consisting of capital appreciation and current income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.80	0.80	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.08	0.08	0.08	0.08
Total Annual Portfolio Operating Expenses	%	1.73	0.98	1.23	1.48
Waivers and Reimbursements[1]	%	(0.24)	(0.09)	(0.09)	(0.19)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.49	0.89	1.14	1.29
1	The adviser is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15%, and 1.30% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The management fee waiver will renew if the adviser elects to renew it. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$152	522	916	2,021
I	$91	303	533	1,193
S	$116	381	667	1,481
S2	$131	449	790	1,752
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. This portion of the Portfolio will have investments located in a number of different countries, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The Portfolio may invest in companies located in countries with emerging securities markets.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities.
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VY Clarion Global Real Estate Portfolio

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. If the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in IPOs on the Portfolio's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio
VY Clarion Global Real Estate Portfolio
16

may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 31.16% and Worst quarter: 4th, 2008, -29.16%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	3.29	13.39	N/A	3.00	04/28/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	3.52
Class I	%	3.95	14.10	N/A	4.85	01/03/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	4.74
Class S	%	3.71	13.81	N/A	4.58	01/03/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	4.74
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VY Clarion Global Real Estate Portfolio

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class S2%		3.54	13.65	N/A	3.27	05/03/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	3.56
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
Steven D. Burton Portfolio Manager (since 01/06)	T. Ritson Ferguson Portfolio Manager (since 01/06)
Joseph P. Smith Portfolio Manager (since 02/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the
Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY Clarion Global Real Estate Portfolio
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VY Clarion Real Estate Portfolio  (formerly, ING Clarion Real Estate Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks total return including capital appreciation and current income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.71	0.71	0.71	0.71
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.05	0.05	0.05	0.05
Total Annual Portfolio Operating Expenses	%	1.61	0.86	1.11	1.36
Waivers and Reimbursements[2]	%	(0.30)	(0.15)	(0.15)	(0.25)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.31	0.71	0.96	1.11
1	Expense ratios have been adjusted to reflect current contractual rates.
2	The adviser is contractually obligated to limit expenses to 1.35%, 0.75%, 1.00%, and 1.15% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.04)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The management fee waiver will renew if the adviser elects to renew it. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$133	479	848	1,886
I	$73	259	462	1,047
S	$98	338	597	1,338
S2	$113	406	721	1,613
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts and real estate companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. Companies principally engaged in the real estate industry may include real estate investment trusts, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The Sub-Adviser may invest in companies of any market capitalization. However, the Sub-Adviser will generally not invest in companies with market capitalization of less than $100 million at the time of purchase. The Portfolio also may invest in convertible securities, initial public offerings, and Rule 144A securities.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
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VY Clarion Real Estate Portfolio

The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, management, and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including real estate investment trusts, which is a narrow segment of the overall U.S. stock market.
The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. If the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in IPOs on the Portfolio's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Issuer Non-Diversification    The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
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Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 3rd, 2009, 36.25% and Worst quarter: 4th, 2008, -37.93%
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VY Clarion Real Estate Portfolio

Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	1.65	17.14	N/A	4.58	04/17/06
MSCI U.S. REIT® Index[1]	%	1.26	15.24	N/A	3.21
Class I	%	2.27	17.86	9.94	N/A	05/19/03
MSCI U.S. REIT® Index[1]	%	1.26	15.24	8.40[2]	N/A
Class S	%	2.06	17.56	9.66	N/A	01/24/89
MSCI U.S. REIT® Index[1]	%	1.26	15.24	8.40[2]	N/A
Class S2%		1.87	17.37	9.50	N/A	09/09/02
MSCI U.S. REIT® Index[1]	%	1.26	15.24	8.40[2]	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	Gross index return is presented for the index for the 10 year return. The return does not include the addition of withholding taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	CBRE Clarion Securities LLC

Portfolio Managers
T. Ritson Ferguson Portfolio Manager (since 05/09)	Joseph P. Smith Portfolio Manager (since 05/09)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY FMRSM Diversified Mid Cap Portfolio  (formerly, ING FMRSM Diversified Mid Cap Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.39	0.64	0.89	1.14
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.24	0.64	0.89	1.04
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	425	746	1,656
I	$65	205	357	798
S	$91	284	493	1,096
S2	$106	352	618	1,377
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 132% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of the Portfolio's net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although a universal definition of medium market capitalization companies does not exist, for purposes of this Portfolio, the sub-adviser (“Sub-Adviser”) defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Index or the S&P MidCap 400 Index at the time of purchase. As of December 31, 2013, the market capitalization range of the companies in the Russell Midcap® Index ranged from $1.1 billion to $29.2 billion and the market capitalization range of the companies in the S&P MidCap 400 Index ranged from $1.1 billion to $11.5 billion. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. The size of companies in each index changes with market conditions and the composition of the index. The Sub-Adviser may also invest the Portfolio's assets in companies with smaller or larger market capitalizations. The Sub-Adviser normally invests the Portfolio's assets primarily in common stocks.
The Sub-Adviser may invest up to 25% of the Portfolio's assets at the time of purchase in securities of foreign issuers, including emerging markets securities, in addition to securities of domestic issuers.
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VY FMRSM Diversified Mid Cap Portfolio

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act).
The Sub-Adviser is not constrained by any particular investment style. At any given time, the Sub-Adviser may tend to buy ”growth“ stocks or ”value“ stocks, or a combination of both types. In buying and selling securities for the Portfolio, the Sub-Adviser relies on fundamental analysis, which involves a bottom-up assessment of a company's potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions.
The Sub-Adviser may use various techniques, such as buying and selling futures contracts, and other investment companies, including exchange-traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If the Sub-Adviser's strategies do not work as intended, the Portfolio may not achieve its objective.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Portfolio invests. Rather, the market could favor securities to which the Portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups,
VY FMRSM Diversified Mid Cap Portfolio
24

and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mid-Capitalization Company    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: ”investment risk“ and ”borrower default risk.“ Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.44% and Worst quarter: 4th, 2008, -23.41%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	35.62	19.50	N/A	7.54	01/17/06
S&P MidCap 400 Index[1]	%	33.50	21.89	N/A	8.93
Class I	%	36.39	20.23	N/A	9.24	08/15/05
S&P MidCap 400 Index[1]	%	33.50	21.89	N/A	9.41
Class S	%	36.02	19.92	10.87	N/A	10/02/00
S&P MidCap 400 Index[1]	%	33.50	21.89	10.36	N/A
Class S2%		35.86	19.76	10.70	N/A	09/09/02
S&P MidCap 400 Index[1]	%	33.50	21.89	10.36	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Fidelity Management & Research Company

Portfolio Manager
Tom Allen Portfolio Manager (since 02/04)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily
25
VY FMRSM Diversified Mid Cap Portfolio

do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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26

VY Franklin Income Portfolio  (formerly, ING Franklin Income Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks to maximize income while maintaining prospects for capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.63	0.63	0.63	0.63
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.03	0.03	0.03	0.03
Total Annual Portfolio Operating Expenses	%	1.51	0.76	1.01	1.26
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.36	0.76	1.01	1.16
1	The adviser is contractually obligated to limit expenses to 1.39%, 0.79%, 1.04%, and 1.19% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$138	462	810	1,789
I	$78	243	422	942
S	$103	322	558	1,236
S2	$118	390	682	1,514
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage and asset backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the Portfolio invests consist primarily of common stocks.
The Portfolio seeks income by selecting investments such as corporate, foreign, and U.S. Treasury bonds, as well as stocks with dividend yields the sub-adviser (“Sub-Adviser”) believes are attractive. In its search for growth opportunities, the Portfolio maintains the flexibility, based on economic conditions, to invest in common stocks of companies from a variety of industries such as utilities, financials, energy, health care, and telecommunication, but from time to time, based on economic conditions, the Portfolio may have significant investments in particular sectors.
The Portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Services (“S&P”) and Moody's Investors Service, Inc. (“Moody's”) are considered investment-grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's, BB or lower by S&P, or from unrated securities deemed by the Sub-Adviser to be of comparable quality. Such high-yield securities are considered to be below
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VY Franklin Income Portfolio

investment-grade and are sometimes referred to as “junk bonds.” Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. As of December 31, 2013, approximately 32.29% of the Portfolio's net assets were invested in lower-rated and comparable quality unrated debt securities. The percentage of the Portfolio's net assets invested in such securities at any given time may vary substantially from this number.
The Portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The Portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations.
The Portfolio may also invest up to 10% of its net assets in equity-linked notes. The Portfolio may engage in all types of equity-linked notes, including those that: (1) provide for protection of the Portfolio’s principal in exchange for limited participation in the appreciation of underlying securities; and (2) do not provide for such protection and subject the Portfolio to the risk of loss of the Portfolio’s principal investment.
The Portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts when, in the Sub-Adviser's opinion, it would be advantageous to the Portfolio to do so. The Portfolio is limited in this ability to 25% of its net assets. The Portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. A call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Conversely, a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. The Portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes.
The Sub-Adviser searches for undervalued or out-of-favor securities it believes offer opportunities for current income and significant growth in the future. It performs independent analysis of the debt securities being considered for the Portfolio's investment portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the Sub-Adviser considers a variety of factors including: the experience and managerial strength of the company; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; the company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
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Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Over-the-Counter Investments    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value
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of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 15.75% and Worst quarter: 3rd, 2008, -14.85%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	14.14	14.06	N/A	4.79	12/29/06
S&P 500® Index[1]	%	32.39	17.94	N/A	6.13
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	4.91
Class I	%	14.81	14.80	N/A	6.41	04/28/06
S&P 500® Index[1]	%	32.39	17.94	N/A	6.86
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
Class S	%	14.64	14.48	N/A	6.16	04/28/06
S&P 500® Index[1]	%	32.39	17.94	N/A	6.86
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
Class S2%		14.40	14.31	N/A	6.02	05/03/06
S&P 500® Index[1]	%	32.39	17.94	N/A	6.89
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.22
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Franklin Advisers, Inc.

Portfolio Managers
Edward D. Perks Portfolio Manager (since 04/06)	Alex Peters Portfolio Manager (since 04/10)
Matt Quinlan Portfolio Manager (since 04/10)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian
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accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY Franklin Mutual Shares Portfolio  (formerly, ING Franklin Mutual Shares Portfolio)
INVESTMENT OBJECTIVES
The Portfolio seeks capital appreciation. Its secondary goal is income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.78	0.78	0.78
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Other Expenses	%	None	None	None
Total Annual Portfolio Operating Expenses	%	1.53	0.78	1.03
Waivers and Reimbursements[2]	%	(0.16)	(0.01)	(0.01)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.37	0.77	1.02
1	The expense ratios have been adjusted to reflect current contractual rates.
2	The adviser is contractually obligated to limit expenses to 1.37%, 0.77%, and 1.02% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; this obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. There is no guarantee that this obligation will continue after May 1, 2015 and the obligation will continue if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$139	468	819	1,810
I	$79	248	432	965
S	$104	327	568	1,259
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests primarily in equity securities (including securities convertible into, or that the sub-adviser (“Sub-Adviser”) expects to be exchanged for, common or preferred stocks) of companies of any nation that the Sub-Adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value-oriented strategy, under normal market conditions, the Portfolio invests primarily in undervalued securities (securities trading at a discount to their intrinsic value). The equity securities in which the portfolio invests are primarily common stock. To a lesser extent, the Portfolio also invests in risk arbitrage securities (securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers, or securities that the Sub-Adviser believes are cheap relative to an economically similar security of another or the same company) and distressed companies (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy). The Portfolio may invest significantly (up to 35% of its assets) in foreign securities.
Common and preferred stocks, and securities convertible into common stocks, are examples of equity securities.
In pursuit of its value-oriented strategy, the Portfolio is not limited to pre-set maximums or minimums governing the size of the companies in which it may invest. However, the Portfolio invests the equity portion of its portfolio primarily to predominantly,
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in companies with market capitalizations (share price multiplied by the number of shares of common stocks outstanding) greater than $5 billion, with a portion or significant amount in smaller companies.
While the Portfolio generally purchases securities for investment purposes, the Sub-Adviser may seek to influence or control management, or invest in other companies that do so, when the Sub-Adviser believes the Portfolio may benefit.
The Portfolio may, from time to time, enter into various transactions involving derivative instruments, including currency and cross-currency forwards, currency and currency index futures contracts, and, generally for hedging purposes, credit default swaps. The use of currency-related derivative transactions may allow the Portfolio to obtain net long or net negative (short) exposure to selected currencies. The Portfolio may also invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes, and up to 25% of the Portfolio's net assets in such instruments for investment purposes, when, in the Sub-Adviser's opinion, it would be advantageous to do so.
The Portfolio may also engage, from time to time, in an arbitrage strategy. When engaging in an arbitrage strategy, the Portfolio typically buys one security while at the same time selling short another security. The Portfolio generally buys the security that the Sub-Adviser believes is either cheap relative to the price of the other security or otherwise undervalued, and sells short the security that the manager believes is either expensive relative to the price of the other security or otherwise overvalued. In doing so, the Portfolio attempts to profit from a perceived relationship between the values of the two securities. The Portfolio generally engages in an arbitrage strategy in connection with an announced corporate restructuring, such as a merger, acquisition or tender offer, or other corporate action or event.
The Portfolio's investments in distressed companies typically involve the purchase of bank debt, lower rated or defaulted debt instruments, comparable unrated debt instruments, or other indebtedness (or participations in the indebtedness) of, or trade claims against, such companies. Such other indebtedness generally represents a specific commercial loan, or portion of a loan, made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors. Debt instruments obligate the issuer to the bondholders or creditors, both to repay a loan of money at a future date and generally to pay interest. By purchasing all, or a part of, a company's direct indebtedness, the Portfolio, in effect, steps into the shoes of the lender. If the loan is secured, the Portfolio will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Portfolio generally makes such investments to achieve capital appreciation rather than to seek income.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser employs a research driven, fundamental value strategy. In choosing equity investments, the Sub-Adviser focuses on the market price of a company's securities relative to the Sub-Adviser's own valuation of the company's asset value, book value, cash flow potential, long-term earnings, and multiples of earnings. Similarly, debt instruments and other indebtedness, including loan participations, are generally selected based on the Sub-Adviser's own analysis of the security's intrinsic value rather than the coupon rate or rating of the security. The Sub-Adviser examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings, or industry type.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the
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VY Franklin Mutual Shares Portfolio

notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
VY Franklin Mutual Shares Portfolio
34

Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Over-the-Counter Investments    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Risk Arbitraged Securities and Distressed Companies    Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.
A merger, tender or exchange offer, or other corporate restructuring proposed at the time the Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Short Sales    Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio's share price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products
35
VY Franklin Mutual Shares Portfolio

without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 17.29% and Worst quarter: 4th, 2008, -21.53%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	27.31	14.79	N/A	2.63	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
Class I	%	28.01	15.52	N/A	3.31	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
Class S	%	27.67	15.24	N/A	3.05	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Franklin Mutual Advisers, LLC

Portfolio Managers
Peter Langerman Portfolio Manager (since 04/07)	F. David Segal Portfolio Manager (since 04/07)
Deborah A. Turner Portfolio Manager (since 04/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
VY Franklin Mutual Shares Portfolio
36

Voya Global Resources Portfolio  (formerly, ING Global Resources Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.39	0.64	0.89	1.14
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.24	0.64	0.89	1.04
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	425	746	1,656
I	$65	205	357	798
S	$91	284	493	1,096
S2	$106	352	618	1,377
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resources assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: integrated oil and gas; oil and gas exploration and production; oil and gas storage and transportation; oil and gas refining and marketing; coal and consumable fuels; energy equipment and services; metals and mining; precious metals; paper and forest products; containers and packaging; gas utilities; real estate investment trusts; industrial conglomerates; diversified consumer materials; electric utilities; and independent power producers and energy traders.
The Portfolio is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the sub-adviser's (“Sub-Adviser”) belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities.
37
Voya Global Resources Portfolio

The Portfolio also may invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, and repurchase agreements. The Portfolio is permitted to invest directly in commodities including gold bullion and coins. The Portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stocks; partnerships, including master limited partnerships; restricted securities; American Depositary Receipts; and Global Depositary Receipts. The Portfolio normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Portfolio is permitted to invest in derivative securities, including futures, and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio typically uses derivatives for the purpose of cash equitization. The Portfolio generally keeps a small cash balance on hand to manage potential outflows. In order to maintain equity market exposure on that cash balance, the Portfolio typically invests in derivatives designed to track broad equity market indices.
The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Commodities    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related
Voya Global Resources Portfolio
38

markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Issuer Non-Diversification    The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Over-the-Counter Investments    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
39
Voya Global Resources Portfolio

PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 3rd, 2005, 23.58% and Worst quarter: 3rd, 2008, -29.97%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	13.18	10.51	N/A	3.57	12/18/06
S&P NANRS Index[1]	%	16.49	13.45	N/A	5.32
Class I	%	13.84	11.18	9.18	N/A	07/02/03
S&P NANRS Index[1]	%	16.49	13.45	11.18	N/A
Class S	%	13.60	10.90	8.91	N/A	01/24/89
S&P NANRS Index[1]	%	16.49	13.45	11.18	N/A
Class S2%		13.40	10.73	8.74	N/A	09/09/02
S&P NANRS Index[1]	%	16.49	13.45	11.18	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
John Bailey Portfolio Manager (since 08/11)	Joseph Basset, CFA Portfolio Manager (since 04/10)
James Swain Portfolio Manager (since 04/12)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Global Resources Portfolio
40

Voya High Yield Portfolio (formerly, ING PIMCO High Yield Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks to provide investors with a high level of current income and total return.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.49	0.49	0.49	0.49
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.25	0.50	0.75	1.00
Waivers and Reimbursements[2]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.10	0.50	0.75	0.90
1	The expense ratio has been adjusted to reflect contractual rates.
2	The adviser is contractually obligated to waive a portion of the management fee through May 1, 2016. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio is an estimated (0.02)%. There is no guarantee that the management fee waiver will continue after May 1, 2016. The management fee waiver will renew if the adviser elects to renew it. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$112	382	672	1,498
I	$51	160	280	628
S	$77	240	417	930
S2	$92	308	543	1,216
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Portfolio defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Portfolio, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Portfolio’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Portfolio or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.
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Voya High Yield Portfolio

Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The Portfolio may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The Portfolio typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Portfolio. The Portfolio may invest in companies of any size.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In choosing investments for the Portfolio, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Credit Default Swaps The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
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High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year
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Voya High Yield Portfolio

to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 2nd, 2009, 21.23% and Worst quarter: 3rd, 2008, -11.22%
Average Annual Total Returns%1
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	5.25	16.11	N/A	7.76	05/22/06
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[2,3]	%	7.44	18.96	N/A	9.11
BoA/ML US HY Constrained Index[2,3]	%	6.31	16.46	N/A	8.13
BoA/ML US HY Rated Index[2,3]	%	6.31	16.56	N/A	8.17
Class I	%	5.89	16.82	N/A	8.49	04/29/05
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[2,3]	%	7.44	18.96	N/A	8.99
BoA/ML US HY Constrained Index[2,3]	%	6.31	16.46	N/A	8.02
BoA/ML US HY Rated Index[2,3]	%	6.31	16.56	N/A	8.10
Class S	%	5.62	16.50	N/A	8.13	05/03/04
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[2,3]	%	7.44	18.96	N/A	8.76
BoA/ML US HY Constrained Index[2,3]	%	6.31	16.46	N/A	7.84
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
BoA/ML US HY Rated Index[2,3]	%	6.31	16.56	N/A	7.92
Class S2%		5.47	16.34	N/A	7.84	12/29/06
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[2,3]	%	7.44	18.96	N/A	8.81
BoA/ML US HY Constrained Index[2,3]	%	6.31	16.46	N/A	7.83
BoA/ML US HY Rated Index[2,3]	%	6.31	16.56	N/A	7.74
1	On or about February 5, 2014, the Sub-Adviser to the Portfolio was changed along with changes to the Portfolio’s name and principal investment strategies. Performance prior to February 5, 2014 is attributable to a different sub-adviser.
2	The index returns do not reflect deductions for fees, expenses, or taxes.
3	Beginning on February 5, 2014, the Portfolio changed its benchmark from the BoA/ML US HY Constrained Index and the BoA/ML US HY Rated Index to the Barclays High Yield Bond - 2% Issuer Constrained Composite Index because the Barclays High Yield Bond - 2% Issuer Constrained Composite Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Rick Cumberledge, CFA Portfolio Manager (since 02/14)	Randall Parrish, CFA Portfolio Manager (since 02/14)
Matthew Toms, CFA Portfolio Manager (since 02/14)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya High Yield Portfolio

VY Invesco Growth and Income Portfolio  (formerly, ING Invesco Growth and Income Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term growth of capital and income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	1.40	0.65	0.90	1.15
Waivers and Reimbursements[2]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements		$1.25	0.65	0.90	1.05
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	428	752	1,667
I	$66	208	362	810
S	$92	287	498	1,108
S2	$107	355	623	1,389
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 28% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt instruments rated “investment-grade,” which are securities rated within the four highest grades assigned by Standard & Poor's Ratings Services or by Moody's Investors Service, Inc.
In selecting securities for investment, the Portfolio focuses primarily on the security's potential for growth of capital and income. Although the Portfolio may invest in companies of any size, the sub-adviser (“Sub-Adviser”) may focus on larger capitalization companies which it believes possess characteristics for improved valuation. Portfolio securities are typically sold when the assessments of the Sub-Adviser indicate that it is desirable to do so. The Portfolio may invest up to 15% of its total assets in real estate investment trusts and up to 25% of its total assets in securities of foreign issuers. The Portfolio may purchase and sell certain derivative instruments, such as options, futures, options on futures, and forward contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
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46

The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market
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VY Invesco Growth and Income Portfolio

conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 3rd, 2009, 21.53% and Worst quarter: 4th, 2008, -19.60%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	33.45	15.52	N/A	7.16	02/22/04
Russell 1000® Value Index[1]	%	32.53	16.67	N/A	7.36
Class I	%	34.23	16.21	N/A	6.55	04/28/06
Russell 1000® Value Index[1]	%	32.53	16.67	N/A	5.73
Class S	%	33.88	15.93	7.80	N/A	10/04/93
Russell 1000® Value Index[1]	%	32.53	16.67	7.58	N/A
Class S2%		33.70	15.75	7.63	N/A	09/09/02
Russell 1000® Value Index[1]	%	32.53	16.67	7.58	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Invesco Advisers, Inc.

Portfolio Managers
Thomas Bastian Lead Portfolio Manager (since 04/03)	Mary Jayne Maly Portfolio Manager (since 12/08)
Sergio Marcheli Portfolio Manager (since 04/03)	James Roeder Portfolio Manager (since 05/99)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company
VY Invesco Growth and Income Portfolio
48

separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY Invesco Growth and Income Portfolio

VY JPMorgan Emerging Markets Equity Portfolio  (formerly, ING JPMorgan Emerging Markets Equity Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	1.25	1.25	1.25	1.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	2.01	1.26	1.51	1.76
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.86	1.26	1.51	1.66
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$189	616	1,069	2,326
I	$128	400	692	1,523
S	$154	477	824	1,802
S2	$169	544	945	2,065
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.
VY JPMorgan Emerging Markets Equity Portfolio
50

The Portfolio may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets Index. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.
The Portfolio may invest in high-yield securities which are below investment-grade (“junk bonds”). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.
In managing the Portfolio, the sub-adviser (“Sub-Adviser”) seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.
Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign
51
VY JPMorgan Emerging Markets Equity Portfolio

debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a
VY JPMorgan Emerging Markets Equity Portfolio
52

loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 32.85% and Worst quarter: 4th, 2008, -26.74%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	-6.07	13.23	N/A	5.74	03/23/06
MSCI Emerging Markets Index[1]	%	-2.60	14.79	N/A	5.89
Class I	%	-5.49	13.93	N/A	7.69	12/02/05
MSCI Emerging Markets Index[1]	%	-2.60	14.79	N/A	7.44
Class S	%	-5.74	13.64	10.67	N/A	02/18/98
MSCI Emerging Markets Index[1]	%	-2.60	14.79	11.17	N/A
Class S2%		-5.89	13.45	10.50	N/A	09/09/02
MSCI Emerging Markets Index[1]	%	-2.60	14.79	11.17	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	J.P. Morgan Investment Management Inc.

Portfolio Managers
Leon Eidelman Portfolio Manager (since 04/13)	Austin Forey Portfolio Manager (since 04/05)
Amit Mehta Portfolio Manager (since 04/13)	Richard Titherington Portfolio Manager (since 02/09)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily
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VY JPMorgan Emerging Markets Equity Portfolio

do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY JPMorgan Small Cap Core Equity Portfolio  (formerly, ING JPMorgan Small Cap Core Equity Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks capital growth over the long-term.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.86	0.86	0.86	0.86
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	1.62	0.87	1.12	1.37
Waivers and Reimbursements[2]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.47	0.87	1.12	1.27
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$150	496	867	1,909
I	$89	278	482	1,073
S	$114	356	617	1,363
S2	$129	424	740	1,638
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 41% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines small-capitalization companies as companies with a market capitalization equal to those within a universe of Russell 2000® Index (“Index”) stocks at the time of purchase. As of December 31, 2013, the market capitalizations of the companies in the Index ranged from $36.8 million to $5.3 billion. Market capitalization is the total market value of a company's shares.
The Portfolio may also invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. The Portfolio may also invest up to 20% of its total assets in convertible securities which generally pay interest or dividends and which can be converted into common or preferred stock.
Although the Portfolio intends to invest primarily in equity securities, under normal market conditions, it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements.
The Portfolio's equity holdings may include real estate investment trusts, which are pools of investments consisting primarily of income-producing real estate or loans related to real estate.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use derivatives, including but not limited
55
VY JPMorgan Small Cap Core Equity Portfolio

to, futures contracts, options, and swaps, to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management, and to increase the Portfolio's gain.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a multi-style approach, under which two separate teams of portfolio managers select assets for the Portfolio in complementary styles. One team employs a fundamental bottom-up investment process. The second team employs a process that combines a proprietary stock ranking system with a fundamental overlay. The sector and stock weightings of the investments selected will vary from weightings of the Index only within limits established by the investment team.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further,
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56

the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Small-Capitalization Company    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.91% and Worst quarter: 4th, 2008, -23.15%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	38.52	20.86	N/A	10.86	08/12/04
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VY JPMorgan Small Cap Core Equity Portfolio

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Russell 2000® Index[1]	%	38.82	20.08	N/A	10.49
Class I	%	39.36	21.61	N/A	10.80	05/06/04
Russell 2000® Index[1]	%	38.82	20.08	N/A	9.25
Class S	%	38.95	21.30	10.66	N/A	05/01/02
Russell 2000® Index[1]	%	38.82	20.08	9.07	N/A
Class S2%		38.73	21.11	10.50	N/A	09/09/02
Russell 2000® Index[1]	%	38.82	20.08	9.07	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	J.P. Morgan Investment Management Inc.

Portfolio Managers
Phillip D. Hart Portfolio Manager (since 11/11)	Don San Jose Portfolio Manager (since 11/11)
Dennis S. Ruhl Portfolio Manager (since 08/04)	Daniel J. Percella Portfolio Manager (since 05/14)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Large Cap Growth Portfolio  (formerly, ING Large Cap Growth Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital growth.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.03	0.03	0.03	0.03
Total Annual Portfolio Operating Expenses	%	1.43	0.68	0.93	1.18
Waivers and Reimbursements[2]	%	(0.23)	(0.08)	(0.08)	(0.18)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.20	0.60	0.85	1.00
1	Expense ratios have been adjusted to reflect current contractual rates.
2	The adviser is contractually obligated to limit expenses to 1.20%, 0.60%, 0.85%, and 1.00% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 15, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2016. There is no guarantee that the distribution fee waivers will continue after May 1, 2016. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$122	430	760	1,693
I	$61	210	371	839
S	$87	288	507	1,136
S2	$102	357	632	1,416
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 77% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above-average growth prospects. The Portfolio's investment strategy uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company's revenue and earnings growth, and validate the expectations for earnings estimate revisions, particularly relative to consensus estimates. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index (“Index”) at the time of purchase. The market capitalization of companies within the Index will change with market conditions. The market capitalization of companies in the Index as of December 31, 2013 ranged from $1.3 billion to $500.7 billion.
The Portfolio may also invest in derivative instruments, which include, but are not limited to, futures or index futures that have a similar profile to the benchmark of the Portfolio. The Portfolio typically uses derivative instruments for maintaining equity exposure on its cash balance.
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Voya Large Cap Growth Portfolio

The Portfolio may also invest up to 25% of its assets in foreign securities.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
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Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 1st, 2012, 16.68% and Worst quarter: 4th, 2008, -19.16%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	30.29	20.26	N/A	10.52	12/29/06
Russell 1000® Growth Index[1]	%	33.48	20.39	N/A	8.24
Class I	%	30.95	20.99	N/A	11.35	05/02/05
Russell 1000® Growth Index[1]	%	33.48	20.39	N/A	9.03
Class S	%	30.62	20.69	N/A	9.52	05/03/04
Russell 1000® Growth Index[1]	%	33.48	20.39	N/A	8.05
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class S2%		30.39	20.49	N/A	9.38	05/13/04
Russell 1000® Growth Index[1]	%	33.48	20.39	N/A	8.20
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeff Bianchi Portfolio Manager (since 06/10)	Christopher F. Corapi Portfolio Manager (since 06/10)
Michael Pytosh Portfolio Manager (since 03/12)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the
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Voya Large Cap Growth Portfolio

Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Large Cap Value Portfolio  (formerly, ING Large Cap Value Portfolio)
INVESTMENT OBJECTIVES
The Portfolio seeks long-term growth of capital and current income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2[1]
Management Fees	%	0.63	0.63	0.63	0.63
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.03	0.03	0.03	0.03
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[2]	%	1.52	0.77	1.02	1.27
Waivers and Reimbursements[3]	%	(0.27)	(0.12)	(0.12)	(0.22)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.25	0.65	0.90	1.05
1	Based on Class I shares’ expenses adjusted for contractual differences.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.29%, 0.69%, 0.94%, and 1.09%, for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2016. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.25%, 0.65%, 0.90% and 1.05% through May 1, 2016. There is no guarantee that this obligation will continue after May 1, 2016. The obligation will renew if the adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2016. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. The distributor is contractually obligated to waive 0.15% and 0.10% of the Class ADV and Class S2 shares, respectively, through May 1, 2016.There is no guarantee that these waivers will continue after May 1, 2016. The management fee and distribution fee waivers will renew if the adviser and distributor elect to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$127	426	776	1,765
I	$66	221	404	931
S	$92	300	539	1,225
S2	$107	358	654	1,494
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 104% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization range will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of December 31, 2013 ranged from $1.1 billion to $500.7 billion. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The Portfolio may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities.
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The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:
•	an above-average dividend yield, and stability and growth of the dividend;
•	market capitalization that is usually above $1 billion (although the Portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies); and
•	the potential for growth of the dividend yield over several years.
The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response
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to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Value Investing    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Because Class S2 shares of the Portfolio did not have a full calendar year of operations as of the calendar year ended December 31, 2013, no performance information for Class S2 shares is provided below.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 13.04% and Worst quarter: 4th, 2008, -20.61%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	30.12	15.22	N/A	4.14	05/11/07
Russell 1000® Value Index[1]	%	32.53	16.67	N/A	3.71
Class I	%	30.86	15.88	N/A	4.73	05/11/07
Russell 1000® Value Index[1]	%	32.53	16.67	N/A	3.71
Class S	%	30.66	15.63	N/A	4.47	05/11/07
Russell 1000® Value Index[1]	%	32.53	16.67	N/A	3.71
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christopher F. Corapi Portfolio Manager (since 05/11)	Vincent Costa, CFA Portfolio Manager (since 06/13)
Robert M. Kloss Portfolio Manager (since 01/11)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please
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refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Limited Maturity Bond Portfolio  (formerly, ING Limited Maturity Bond Portfolio)
INVESTMENT OBJECTIVES
The Portfolio seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.27	0.27	0.27
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Other Expenses	%	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	1.03	0.28	0.53
Waivers and Reimbursements	%	(0.15)	None	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.88	0.28	0.53
1	The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$90	313	554	1,246
I	$29	90	157	356
S	$54	170	296	665
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 527% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. These short- to intermediate-term debt instruments have remaining maturities of seven years or less. The dollar-weighted average maturity of the Portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Because of the Portfolio’s holdings in asset-backed, mortgage-backed, and similar securities, the Portfolio’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Portfolio given prepayment assumptions (also known as weighted average life). Under normal market conditions, the Portfolio maintains significant exposure to government securities.
The Portfolio invests in non-government securities, issued by companies of all sizes, only if rated investment-grade by a nationally recognized statistical rating organization (e.g., Baa3 or better by Moody's Investors Service, Inc. (“Moody's”) or BBB- or better by Standard & Poor's Ratings Services (“S&P”) or BBB- or better by Fitch Ratings (“Fitch”)) or, if not rated by Moody's, S&P or Fitch, if the sub-adviser (“Sub-Adviser”) determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody's (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser.
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Voya Limited Maturity Bond Portfolio

The Portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage bonds; municipal bonds, notes, and commercial paper; and debt instruments of foreign issuers. The Portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The Portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the Portfolio's assets may be invested in mortgage-backed and asset-backed debt instruments.
In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits.
The Portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser utilizes the following decision making process to achieve the Portfolio's objectives:
Active Duration Management.    The average duration of the Portfolio is actively managed relative to the benchmark's average duration. In rising interest rate environments, the average duration will tend to be equal to or less than the benchmark and in falling interest rate environments, the average duration will tend to be greater than the benchmark;
Yield Curve Analysis.    The yield curve shape is assessed to identify the risk/reward trade-off of maturity decisions and market expectations of future interest rates;
Sector Selection.    Sectors are overweighted or underweighted relative to the benchmark based on sector analysis and market opportunities. Sectors are broadly defined to include U.S. Treasury securities, U.S. government agency securities, corporate securities, mortgage-backed securities, asset-backed securities, and money market securities. The Sub-Adviser may further evaluate groupings within sectors such as various industry groups within the corporate securities sector (e.g., finance, industrials, utilities, etc.); and
Security Selection.    The Sub-Adviser emphasizes individual securities with positive credit fundamentals, liquidity, and relative value within their respective sectors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting,
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accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
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Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 2nd, 2009, 3.27% and Worst quarter: 3rd, 2008, -2.99%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	0.36	2.33	N/A	2.45	04/28/06
Barclays U.S. Government/Credit 1-3 Year Index[1]	%	0.64	2.02	N/A	3.29
Class I	%	0.90	2.97	N/A	3.04	04/29/05
Barclays U.S. Government/Credit 1-3 Year Index[1]	%	0.64	2.02	N/A	3.17
Class S	%	0.71	2.71	2.58	N/A	01/24/89
Barclays U.S. Government/Credit 1-3 Year Index[1]	%	0.64	2.02	2.91	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 01/09)	Matthew Toms, CFA Portfolio Manager (since 08/10)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant
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to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Liquid Assets Portfolio  (formerly, ING Liquid Assets Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks high level of current income consistent with the preservation of capital and liquidity.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		I	S	S2
Management Fees	%	0.27	0.27	0.27
Distribution and/or Shareholder Services (12b-1) Fees	%	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	0.28	0.53	0.78
Waivers and Reimbursements[1]	%	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.28	0.53	0.68
1	The adviser and distributor are contractually obligated to waive a portion of their advisory fees and distribution and/or shareholder services fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero through May 1, 2015. Including this waiver, Total Annual Portfolio Operating Expenses after Waivers and Reimbursements would have been 0.22%, 0.23%, and 0.23% for Class I, Class S, and Class S2 shares, respectively for the most recent fiscal year. There is no guarantee that the Portfolio will maintain such a yield. Any fees waived or expenses reimbursed may be subject to possible recoupment by the adviser or distributor within 36 months of the waiver or reimbursement. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. There is no guarantee that this obligation will continue after May 1, 2015. This obligation will renew if the adviser and distributor elects to renew it. The distributor is further contractually obligated to waive 0.10% of the distribution fee for Class S2 shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest
$10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	$29	90	157	356
S	$54	170	296	665
S2	$69	239	423	957
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in high-quality, U.S. dollar denominated short-term debt instruments that are determined by the sub-adviser (“Sub-Adviser”) to present minimal credit risks.
The Portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. There can be no assurance that the Portfolio will maintain any particular rating or maintain it with a particular rating agency. To maintain a rating, the Sub-Adviser may manage the Portfolio more conservatively than if it was not rated.
Investments of the Portfolio are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”). Obligations in which the Portfolio invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Portfolio may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Portfolio will not exceed 60 days and the dollar-weighted average life to maturity of the Portfolio will not exceed 120 days.
The Portfolio will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to: (i) U.S. government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests and medium-term notes; (iii) other money market mutual funds; and (iv) the following domestic, Yankee Dollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The Portfolio may significantly invest in
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securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Portfolio may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate.
In choosing investments for the Portfolio, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are: first, a formal list of high-quality issuers is actively maintained; second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (i.e., they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Portfolio's Board of Trustees), are selected for investment; third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
Bank Instruments    The Portfolio may invest in certificates of deposit, fixed time deposits, bankers' acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Focused Investing    To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable
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Voya Liquid Assets Portfolio

effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies - Money Market Funds    The Portfolio may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not maintain a stable net asset value of $1.00 or otherwise comply with Rule 2a-7. If the Portfolio invests in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments    When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table provides additional performance information. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher than Class S2 shares’ performance because of the higher expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
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Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 3rd, 2007, 1.22% and Worst quarter: 4th, 2013, 0.00%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I	%	0.02	0.15	N/A	1.79	05/07/04
Class S	%	0.02	0.07	1.60	N/A	01/24/89
Class S2%		0.02	0.07	1.52	N/A	09/09/02
For the Portfolio's current 7 day yield and current 7 day effective yield, when available, please call the Portfolio at 1-800-366-0066.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Manager
David S. Yealy Portfolio Manager (since 11/04)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Liquid Assets Portfolio

VY Marsico Growth Portfolio  (formerly, ING Marsico Growth Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.82	0.82	0.82	0.82
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01	0.01
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses[1]	%	1.59	0.84	1.09	1.34
Waivers and Reimbursements[2]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.44	0.84	1.09	1.24
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The distributor is contractually obligated to waive 0.15% and 10% of Class ADV and Class S2 shares, respectively, through May 15, 2015. There is no guarantee that the distribution fee waivers will continue after May 15, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$147	487	851	1,877
I	$86	268	466	1,037
S	$111	347	601	1,329
S2	$126	415	725	1,604
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 111% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests primarily in equity securities selected for their long-term growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks primarily emphasizing larger companies. The sub-adviser (“Sub-Adviser”) defines large companies as companies that typically have market capitalizations in the range of $5 billion or more at the time of purchase. The Portfolio may hold a limited number of additional common stocks at times, such as when the Sub-Adviser is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.
The Portfolio's core investments generally may include established companies and securities that are expected to offer long-term growth potential. However, the Portfolio also may typically include securities of less mature companies, securities of companies with more aggressive growth characteristics, and securities of companies undergoing significant positive developments, such as, without limitation, the introduction of a new product line, the appointment of a new management team, or an acquisition.
If the Sub-Adviser is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments.
The Portfolio may also invest in foreign securities including American Depositary Receipts or other depositary receipts (including in emerging or developing markets) and derivative instruments such as forward foreign currency contracts, futures, and options. Derivatives may be used to increase exposure to certain investments, asset classes, or markets, or for hedging purposes.
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The Portfolio may invest more than 25% of its total assets in securities of companies in a single market sector (which is a group of industries), though it will not invest more than 25% of its total assets in a particular industry within a sector.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In selecting investments for the Portfolio, the Sub-Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” security selection.
The “top-down” approach may take into consideration macroeconomic factors such as, without limitation, interest rates, inflation, monetary policy, fiscal policy, currency movements, demographic trends, the regulatory environment, and the global competitive landscape. The Sub-Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation and the sustainability of financial trends. Through this “top-down” analysis, the Sub-Adviser seeks to identify sectors, industries, and companies that may benefit from the overall trends the Sub-Adviser has observed.
The Sub-Adviser then looks for individual companies or securities (including, without limitation, equity securities, and fixed or variable income securities) that are expected to offer earnings growth potential that may not be recognized by the market at large.
In determining whether a particular company or security may be a suitable investment, the Sub-Adviser may focus on any number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates, current income and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.
As part of this fundamental, “bottom-up” research, the Sub-Adviser may visit a company's management and conduct other research to gain thorough knowledge of the company. The Sub-Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-Adviser in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present, and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.
The Sub-Adviser may reduce or sell the Portfolio's investments in securities if, in the opinion of the Sub-Adviser, a security's fundamentals change substantially, its price appreciation leads to overvaluation in relation to Sub-Adviser's estimates of future earnings and cash flow growth, or for other reasons.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into Voya Large Cap Growth Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Large Cap Growth Portfolio. For more information regarding Voya Large Cap Growth Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Focused Investing    To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk
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that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Special Situations    A “special situation” arises when, in the Sub-Adviser's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies
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may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 1st, 2012, 15.80% and Worst quarter: 4th, 2008, -21.87%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	35.07	17.90	6.97	N/A	08/01/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Class I	%	35.89	18.63	7.62	N/A	05/01/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Class S	%	35.51	18.31	7.34	N/A	08/14/98
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class S2%		35.38	18.14	7.18	N/A	09/09/02
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Marsico Capital Management, LLC

Portfolio Managers
Thomas F. Marsico Portfolio Manager (since 01/03)	Coralie Witter, CFA Portfolio Manager (since 11/10)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the
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Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY MFS Total Return Portfolio  (formerly, ING MFS Total Return Portfolio)
INVESTMENT OBJECTIVES
The Portfolio seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.70	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.46	0.71	0.96	1.21
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.31	0.71	0.96	1.11
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 15, 2015. There is no guarantee that the distribution fee waivers will continue after May 15, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$133	447	783	1,733
I	$73	227	395	883
S	$98	306	531	1,178
S2	$113	374	655	1,457
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 59% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in equity securities and debt instruments. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds, mortgage-related securities, U.S. government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. The sub-adviser (“Sub-Adviser”) seeks to invest between 40% and 75% of the Portfolio's assets in equity securities and at least 25% of the Portfolio's assets in fixed-income senior securities. The Sub-Adviser may invest up to 25% of the Portfolio's assets in foreign securities, including up to 10% in emerging market securities.
The Sub-Adviser focuses on investing the Portfolio's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
While the Sub-Adviser may invest the Portfolio's assets in companies of any size, the Sub-Adviser generally focuses on companies with large capitalizations.
With respect to the Portfolio's investments in debt securities, the Sub-Adviser generally invests substantially all of the Portfolio's investments in investment-grade debt instruments.
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VY MFS Total Return Portfolio

The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
While the Sub-Adviser may use derivatives for any investment purpose, to the extent the Sub-Adviser uses derivatives, the Sub-Adviser expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include, but are not limited to, futures, forward contracts, options, and swaps.
The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On or about January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into VY Invesco Equity and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of VY Invesco Equity and Income Portfolio. For more information regarding VY Invesco Equity and Income Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Asset Allocation    The success of the Portfolio's strategy depends on the Sub-Adviser's skill in allocating Portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that the Portfolio may allocate assets to an asset class that underperforms other asset classes.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
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Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate
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share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 11.42% and Worst quarter: 4th, 2008, -12.20%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	18.29	11.28	5.66	N/A	08/01/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	4.55	N/A
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index[1]	%	17.56	12.71	6.54	N/A
Class I	%	19.05	11.95	6.29	N/A	05/01/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	4.55	N/A
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index[1]	%	17.56	12.71	6.54	N/A
Class S	%	18.68	11.66	6.02	N/A	08/14/98
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	4.55	N/A
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index[1]	%	17.56	12.71	6.54	N/A
Class S2%		18.56	11.50	5.87	N/A	09/09/02
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	4.55	N/A
60% S&P 500® Index/40% Barclays U.S. Aggregate Bond Index[1]	%	17.56	12.71	6.54	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
VY MFS Total Return Portfolio
84

PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Massachusetts Financial Services Company

Portfolio Managers
Nevin P. Chitkara Portfolio Manager (since 05/06)	William P. Douglas Portfolio Manager (since 12/04)
Steven R. Gorham Portfolio Manager (since 01/02)	Richard O. Hawkins Portfolio Manager (since 10/05)
Joshua P. Marston Portfolio Manager (since 11/08)	Jonathan W. Sage Portfolio Manager (since 04/13)
Brooks A. Taylor Portfolio Manager (since 04/04)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the
Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY MFS Total Return Portfolio

VY MFS Utilities Portfolio  (formerly, ING MFS Utilities Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks total return.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.60	0.60	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.07	0.07	0.07	0.07
Total Annual Portfolio Operating Expenses	%	1.52	0.77	1.02	1.27
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.37	0.77	1.02	1.17
1	The adviser is contractually obligated to limit expenses to 1.45%, 0.85%, 1.10%, and 1.25% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 15, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 15, 2015. There is no guarantee that the distribution fee waivers will continue after May 15, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$139	466	815	1,800
I	$79	246	428	954
S	$104	325	563	1,248
S2	$119	393	687	1,525
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) considers a company to be in the utilities sector if, at the time of investment, the Sub-Adviser determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale, or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).
The Sub-Adviser may invest the Portfolio's assets in companies of any size. The Sub-Adviser may invest the Portfolio's assets in U.S. and foreign securities, including emerging market securities. The Sub-Adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser primarily invests the Portfolio's assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments (commonly known as “high-yield securities” or “junk bonds”). Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds.
VY MFS Utilities Portfolio
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The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
While the Sub-Adviser may use derivatives for any investment purpose, to the extent the Sub-Adviser uses derivatives, the Sub-Adviser expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include, but are not limited to, futures, forward contracts, options, and swaps.
The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On or about January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into Voya Large Cap Value Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Large Cap Value Portfolio. For more information regarding Voya Large Cap Value Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly
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VY MFS Utilities Portfolio

interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
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88

PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 2nd, 2009, 20.53% and Worst quarter: 3rd, 2008, -24.00%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	19.82	16.54	N/A	10.20	07/18/06
S&P 500® Utilities Index[1]	%	13.21	10.17	N/A	6.22
Class I	%	20.54	17.24	N/A	12.00	04/29/05
S&P 500® Utilities Index[1]	%	13.21	10.17	N/A	6.94
Class S	%	20.17	16.94	N/A	11.63	05/02/05
S&P 500® Utilities Index[1]	%	13.21	10.17	N/A	6.89
Class S2%		20.05	16.65	N/A	8.02	12/29/06
S&P 500® Utilities Index[1]	%	13.21	10.17	N/A	4.66
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Massachusetts Financial Services Company
Portfolio Managers
Maura A. Shaughnessy Portfolio Manager (since 04/05)	Claud P. Davis Portfolio Manager (since 04/14)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY MFS Utilities Portfolio

VY Morgan Stanley Global Franchise Portfolio  (formerly, ING Morgan Stanley Global Franchise Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	S	S2
Management Fees	%	0.96	0.96	0.96
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	0.25	0.50
Other Expenses	%	None	None	None
Total Annual Portfolio Operating Expenses	%	1.71	1.21	1.46
Waivers and Reimbursements[1]	%	(0.15)	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.56	1.21	1.36
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$159	524	914	2,007
S	$123	384	665	1,466
S2	$138	452	788	1,738
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests primarily in equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential. The Portfolio may invest in securities of companies of any market capitalization. The sub-adviser (“Sub-Adviser”) emphasizes individual stock selection and seeks to identify undervalued securities of issuers located throughout the world, including both developed and emerging market countries. Under normal market conditions, the Portfolio invests in securities of issuers from a number of different countries, including the United States.
The Portfolio may also invest in derivatives for hedging currency and other risks for potential gains. Such derivatives may include forward contracts, futures contracts, options, swaps, and structured notes. The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser seeks to invest in companies that it believes have resilient business franchises, strong cash flows, modest capital requirements, capable managements, and growth potential. Securities are selected on a global basis with a bias towards value. The franchise focus of the Portfolio is based on the Sub-Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand
VY Morgan Stanley Global Franchise Portfolio
90

names, licenses, or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
The Sub-Adviser relies on its research capabilities, analytical resources, and judgment to identify and monitor franchise businesses meeting its investment criteria. The Sub-Adviser believes that the number of issuers with strong business franchises meeting its criteria may be limited, and accordingly, the Portfolio may concentrate its holdings in a relatively small number of companies and may invest up to 25% of the Portfolio's assets in a single issuer. The Sub-Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Portfolio's valuation and/or quality.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of
U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Issuer Non-Diversification    The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Portfolio invests. Rather, the market could favor securities to which the Portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market
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conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.20% and Worst quarter: 4th, 2008, -12.94%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	19.02	16.76	N/A	7.73	12/29/06
MSCI World IndexSM1%	26.68	15.02	N/A	3.84
Class S %	19.42	17.23	10.19	N/A	05/01/02
MSCI World IndexSM1%	26.68	15.02	6.98	N/A
Class S2%	19.28	17.05	10.03	N/A	09/09/02
MSCI World IndexSM1%	26.68	15.02	6.98	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Morgan Stanley Investment Management Inc.

Portfolio Managers
Vladimir A. Demine Portfolio Manager (since 05/10)	Christian Derold Portfolio Manager (since 06/09)
William D. Lock Portfolio Manager (since 06/09)	Bruno Paulson Portfolio Manager (since 05/10)
Marcus Watson Portfolio Manager (since 01/13)	Peter J. Wright Portfolio Manager (since 06/09)
Effective December 17, 2014
Vladimir A. Demine Portfolio Manager (since 05/10)	Christian Derold Portfolio Manager (since 06/09)
William D. Lock Portfolio Manager (since 06/09)	Bruno Paulson Portfolio Manager (since 05/10)
Marcus Watson Portfolio Manager (since 01/13)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents
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for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya  Multi-Manager Large Cap Core Portfolio  (formerly, ING Multi-Manager Large Cap Core Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks reasonable income and capital growth.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.73	0.73	0.73
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Other Expenses	%	0.02	0.02	0.02
Total Annual Portfolio Operating Expenses	%	1.50	0.75	1.00
Waivers and Reimbursements[1]	%	(0.17)	(0.02)	(0.02)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.33	0.73	0.98
1	The adviser is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver would be (0.00)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The management fee waiver will renew if the adviser elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$135	457	802	1,776
I	$75	238	415	928
S	$100	316	551	1,223
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 105% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. For this Portfolio, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the S&P 500® Index (“Index”) at the time of purchase. The market capitalization of companies within the Index will change with market conditions. The market capitalization of companies in the Index as of December 31, 2013 ranged from $3.4 billion to $500.7 billion.
The Portfolio generally invests in securities of U.S. issuers but may also invest up to 20% of its total assets in securities of foreign issuers. The Portfolio may invest directly in foreign securities or indirectly through depositary receipts.
The Portfolio may invest in derivatives such as futures, forward contracts, options and swap contracts, including credit default swaps. The Portfolio may use derivative instruments for both hedging and non-hedging purposes, including, for example, to produce incremental earnings, to hedge existing positions, to provide a substitute for a position in an underlying asset, to increase or reduce market or credit exposure, or to increase flexibility.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
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Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC d/b/a The London Company (“TLC”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Portfolio. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Portfolio's investment adviser, will determine the amount of Portfolio assets allocated to CMIA and TLC.
Each Sub-Adviser may sell a security when the security's price reaches a target set by the Sub-Adviser, when the Sub-Adviser believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, when the Sub-Adviser believes that other investments are more attractive, or for other reasons.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Columbia Management Investment Advisers, LLC
CMIA combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing its portion of the Portfolio. In selecting investments, CMIA considers, among other factors:
•	various measures of valuation, including price-to-cash flow, price-to-earnings, price-to-sales, price-to-book value, and discounted cash flow. The Sub-Adviser believes that companies with lower valuations are generally more likely to provide opportunities for capital appreciation;
•	potential indicators of stock price appreciation, such as anticipated earnings growth, company restructuring, changes in management, business model changes, new product opportunities, or anticipated improvements in macroeconomic factors;
•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation; and
•	overall economic and market conditions.
The London Company of Virginia, LLC d/b/a The London Company
TLC seeks to invest in securities of well-established, profitable businesses having stable cash flows and/or significantly undervalued assets at significant discounts to their intrinsic values.
Guiding principles of TLC's investment philosophy include: (1) focus on return on capital, not earnings per share; (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, and; (3) optimal diversification is essential to favorable investment results.
TLC employs a differentiated, conservative investment process that focuses on bottom up, fundamental analysis, utilizes a proprietary balance sheet optimization model, and follows a strict sell discipline. TLC primarily looks for the following characteristics: high cash return on tangible capital, consistent free cash flow generation, predictability and financial stability, and conservative valuations. TLC seeks these characteristics by initially screening a broad equity universe using an internally-generated quantitative model, which ranks universe members by pretax operating return on capital, pretax operating earnings and free cash flow yield based on equal weightings of these factors. TLC's Investment Committee will review and possibly seek potential purchase candidates from this initial screen; however, candidates don’t necessarily have to be sourced from the screen if they generally meet TLC's investment discipline. The team then exercises further fundamental and qualitative analysis on selected candidates, in addition to estimating intrinsic values by performing an internal balance sheet optimization analysis, as well as adjusting to market other company assets that may provide further downside protection.
The Investment Committee also evaluates the company's management, incentives, actions, capital allocation decisions and corporate governance structure to ascertain whether or not management's interests are aligned with shareholders. It then looks at the sources of a company's competitive advantage as well as what levers management has at its disposal to increase shareholder value. This information is gathered from company conference calls, competitor conference calls, industry contacts, SEC filing review, periodical review, and Wall Street research.
Typically, 30 to 40 companies are evaluated annually through this process and are included on an informal watch list. Securities are ultimately added to the Portfolio when TLC determines that the risk/reward profile of the security has made it attractive enough to warrant purchase. This usually occurs when the valuation becomes more attractive and/or when new information gives the investment team higher conviction in the company's investment thesis.
The overall result of the process is generally a low-beta portfolio that is diversified optimally with the expectation of better downside protection over a full market cycle.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit Default Swaps The Portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio pays a fee to protect against the risk that a security held by the Portfolio will default. As a seller of the swap, the Portfolio receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the
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notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable
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Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 2nd, 2009, 14.65% and Worst quarter: 4th, 2008, -22.35%
Average Annual Total Returns%1
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	29.80	14.15	N/A	4.01	12/29/06
S&P 500® Index[2]	%	32.39	17.94	N/A	6.13
Russell 1000® Index[2]	%	33.11	18.59	N/A	6.44
Class I	%	30.66	14.84	N/A	6.86	04/29/05
S&P 500® Index[2]	%	32.39	17.94	N/A	7.81
Russell 1000® Index[2]	%	33.11	18.59	N/A	8.16
Class S	%	30.29	14.56	N/A	6.48	05/03/05
S&P 500® Index[2]	%	32.39	17.94	N/A	7.77
Russell 1000® Index[2]	%	33.11	18.59	N/A	8.11
1	On or about May 1, 2013, the sub-adviser to the Portfolio was changed along with changes to the Portfolio’s name and principal investment strategies. Performance prior to May 1, 2013 is attributable to a different sub-adviser.
2	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser
Directed Services LLC

Sub-Adviser
Columbia Management Investment Advisers, LLC

Portfolio Manager
Guy W. Pope Portfolio Manager (since 05/13)

Sub-Adviser
The London Company of Virginia, LLC d/b/a The London Company

Portfolio Managers
J. Brian Campbell Portfolio Manager (since 05/13)	Mark E. DeVaul Portfolio Manager (since 05/13)
Stephen M. Goddard Portfolio Manager (since 05/13)	Jonathan T. Moody Portfolio Manager (since 05/13)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY T. Rowe Price Capital Appreciation Portfolio  (formerly, ING T. Rowe Price Capital Appreciation Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.39	0.64	0.89	1.14
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.24	0.64	0.89	1.04
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	425	746	1,656
I	$65	205	357	798
S	$91	284	493	1,096
S2	$106	352	618	1,377
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 69% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio pursues an active asset allocation strategy whereby investments are allocated among three asset classes: equity securities, debt instruments, and money market instruments. The Portfolio invests at least 50% of its total assets in the common stocks of established U.S. companies the sub-adviser (“Sub-Adviser”) believes to have above-average potential for capital growth. The remaining assets are generally invested in other securities, including convertibles, warrants, preferred stocks, corporate and government debt, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), futures and options, in keeping with the Portfolio's investment objective. The Portfolio may invest up to 25% of its net assets in foreign securities. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price.
The Portfolio's common stocks generally fall into one of two categories: the larger category is composed of long-term core holdings whose prices at the time of purchase are considered low in terms of company assets, earnings, or other factors; and the smaller category is composed of opportunistic investments whose prices are expected by the Sub-Adviser to rise in the short-term but not necessarily over the long-term.
The Portfolio may invest in bonds, convertible securities, and bank loans for their income, or other features, or to gain additional exposure to a company. Investments in a company may also be made through negotiated notes or loans, including loan participations and assignments. The Portfolio may purchase debt instruments of any maturity and credit quality. The
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Sub-Adviser may invest up to 25% of the Portfolio's assets in debt instruments that are rated below investment-grade or, if not rated, of equivalent quality (“junk bonds”) and bank loans.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Portfolio may invest in derivative instruments such as futures and options including puts and calls. Futures and options may be bought or sold for any number of reasons, including: to manage the Portfolio's exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Portfolio's overall exposure to certain markets; as a cash management tool; to enhance income; and to protect the value of portfolio securities. Call and put options may be purchased or sold on securities, financial indices, and foreign currencies.
Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a value approach in selecting investments. Its in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor, but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive.
The Sub-Adviser works as hard to reduce risk as to maximize gains. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Portfolio invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Portfolio's cash reserve may reflect the Sub-Adviser's ability to find companies that meet valuation criteria rather than its market outlook.
If there are remaining assets available for investment, the Sub-Adviser may invest the balance in any of the following money market instruments with remaining maturities not exceeding one year: (i) shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price; (ii) U.S. government obligations; (iii) negotiable certificates of deposit, bankers' acceptances, and fixed time deposits and other obligations of domestic banks that have more than $1 billion in assets and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iv) commercial paper rated at the date of purchase in the two highest rating categories by at least one rating agency; (v) repurchase agreements; and (vi) U.S dollar and non-U.S. dollar currencies.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may borrow securities.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Asset Allocation    The success of the Portfolio's strategy depends on the Sub-Adviser's skill in allocating Portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that the Portfolio may allocate assets to an asset class that underperforms other asset classes.
Bank Instruments    The Portfolio may invest in certificates of deposit, fixed time deposits, bankers' acceptances, and other debt and deposit-type obligations issued by banks. Although the Portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
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Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
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Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.44% and Worst quarter: 4th, 2008, -19.16%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	21.75	16.54	8.70	N/A	12/16/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Government/Credit Index[1]	%	-2.35	4.40	4.52	N/A
60% S&P 500® Index/40% Barclays U.S. Government/Credit Index[1]	%	17.40	12.69	6.54	N/A
Class I	%	22.49	17.23	9.35	N/A	05/02/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Government/Credit Index[1]	%	-2.35	4.40	4.52	N/A
60% S&P 500® Index/40% Barclays U.S. Government/Credit Index[1]	%	17.40	12.69	6.54	N/A
Class S	%	22.20	16.94	9.07	N/A	01/24/89
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Government/Credit Index[1]	%	-2.35	4.40	4.52	N/A
60% S&P 500® Index/40% Barclays U.S. Government/Credit Index[1]	%	17.40	12.69	6.54	N/A
Class S2%		21.98	16.77	8.92	N/A	09/09/02
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Barclays U.S. Government/Credit Index[1]	%	-2.35	4.40	4.52	N/A
60% S&P 500® Index/40% Barclays U.S. Government/Credit Index[1]	%	17.40	12.69	6.54	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Manager
David R. Giroux Portfolio Manager (since 07/07)
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PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY T. Rowe Price Equity Income Portfolio  (formerly, ING T. Rowe Price Equity Income Portfolio)
INVESTMENT OBJECTIVES
The Portfolio seeks substantial dividend income as well as long-term growth of capital.
Effective July 14, 2014, the Portfolio’s investment objective will be revised as follows:
The Portfolio seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.39	0.64	0.89	1.14
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.24	0.64	0.89	1.04
1	The adviser is contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.00)%. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that these waivers will continue after May 1, 2015. These waivers will renew if the adviser and the distributor elect to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The
Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	425	746	1,656
I	$65	205	357	798
S	$91	284	493	1,096
S2	$106	352	618	1,377
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.
Effective July 14, 2014, the first paragraph of the Portfolio’s investment strategy shown above will be revised as follows:
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.
While most of the Portfolio's assets will be invested in U.S. common stocks, it may also invest in other securities, including convertible securities, warrants, preferred stocks, foreign securities, debt instruments, including high-yield debt securities commonly known as “junk bonds,” and futures and options in keeping with its objectives. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the Portfolio’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments.
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The Portfolio generally seeks investments in large capitalization companies and the Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the S&P 500® Index (“Index”). In pursuing its investment objective, the sub-adviser (“Sub-Adviser”) has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, a new product introduction, or a favorable competitive development. The Portfolio may also invest in shares of the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund, internally managed money market funds of T. Rowe Price. The Portfolio may also invest in U.S. and foreign dollar-denominated money market securities and U.S. dollar and non-U.S. dollar currencies.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser typically employs a “value” approach in selecting investments. The Sub-Adviser's in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.
In selecting investments, the Sub-Adviser generally looks for companies, in the aggregate, with one or more of the following: an established operating history; above-average dividend yield relative to the Index; low price/earnings ratio relative to the Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
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High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all.
Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Special Situations    A “special situation” arises when, in the Sub-Adviser's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and the Portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance
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to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.44% and Worst quarter: 4th, 2008, -21.98%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	29.22	16.30	N/A	6.85	01/15/04
S&P 500® Index[1]	%	32.39	17.94	N/A	7.24
Russell 1000® Value Index[1]	%	32.53	16.67	N/A	7.43
Class I	%	30.01	16.98	7.65	N/A	05/02/03
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Russell 1000® Value Index[1]	%	32.53	16.67	7.58	N/A
Class S	%	29.74	16.71	7.39	N/A	01/24/89
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Russell 1000® Value Index[1]	%	32.53	16.67	7.58	N/A
Class S2%		29.49	16.52	7.22	N/A	09/09/02
S&P 500® Index[1]	%	32.39	17.94	7.41	N/A
Russell 1000® Value Index[1]	%	32.53	16.67	7.58	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.
Portfolio Manager
Brian Rogers Portfolio Manager (since 03/99)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY T. Rowe Price International Stock Portfolio  (formerly, ING T. Rowe Price International Stock Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.54	0.54	0.54
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.13	0.13	0.13
Total Annual Portfolio Operating Expenses	%	1.52	0.77	1.02
Waivers and Reimbursements[1]	%	(0.15)	None	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.37	0.77	1.02
1	The adviser is contractually obligated to limit expenses to 1.40%, 0.80%, and 1.05% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$139	466	815	1,800
I	$79	246	428	954
S	$104	325	563	1,248
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The Portfolio will provide shareholders with 60 days' prior notice of any change in this investment policy. The Portfolio expects to invest substantially all of its assets in stocks outside the United States and to diversify broadly among developed and emerging countries throughout the world. The Portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the Portfolio invests primarily in common stocks, it may also use derivatives such as futures and options, and forward foreign currency exchange contracts. Any investment in futures and options would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward foreign currency exchange contracts would primarily be used to help protect a portfolio's holdings from unfavorable changes in foreign exchange rates.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
While the sub-adviser (“Sub-Adviser”) invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of the Sub-Adviser's decision making. Country allocation is driven largely by stock selection, though the Sub-Adviser may limit investments in markets that appear to have poor overall prospects.
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Security selection reflects a growth style. The Sub-Adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The Sub-Adviser seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.
In selecting investments, the Sub-Adviser generally favors companies with one or more of the following characteristics:
•	leading or improving market position;
•	attractive business niche;
•	attractive or improving franchise or industry position;
•	seasoned management;
•	stable or improving earnings and/or cash flow; and
•	sound or improving balance sheet.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups,
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and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S shares. Other class shares’ performance would be higher or lower than Class S shares’ performance because of the higher or lower expenses paid by Class S shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S
(as of December 31 of each year)

Best quarter: 2nd, 2009, 25.85% and Worst quarter: 4th, 2008, -26.77%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	13.98	12.85	N/A	3.60	01/20/06
MSCI ACW IndexSM Ex-U.S.[1]	%	15.29	12.81	N/A	4.54
Class I	%	14.58	13.53	N/A	7.03	04/29/05
MSCI ACW IndexSM Ex-U.S.[1]	%	15.29	12.81	N/A	6.71
Class S	%	14.33	13.26	N/A	6.77	05/02/05
MSCI ACW IndexSM Ex-U.S.[1]	%	15.29	12.81	N/A	6.72
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	T. Rowe Price Associates, Inc.

Portfolio Manager
Robert W. Smith Portfolio Manager (since 01/11)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the
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federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY Templeton Global Growth Portfolio  (formerly, ING Templeton Global Growth Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks capital appreciation. Current income is only an incidental consideration.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.89	0.89	0.89	0.89
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.64	0.89	1.14	1.39
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.49	0.89	1.14	1.29
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$152	503	878	1,931
I	$91	284	493	1,096
S	$116	362	628	1,386
S2	$131	430	751	1,660
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests primarily in equity securities of companies located in a number of different countries anywhere in the world, including emerging markets. Common stocks, preferred stocks, and convertible securities are examples of equity securities in which the Portfolio may invest. Convertible securities have characteristics of both debt instruments (which is generally the form in which they are first issued) and equity securities (which is what they can be converted into). The Portfolio also invests in depositary receipts. The Portfolio may invest up to 25% of its total assets in debt instruments of companies and governments located anywhere in the world. The Portfolio may invest up to 15% of its net assets in equity-linked notes for hedging and investment purposes.
The Portfolio may use various derivative strategies, such as option or swap agreements, among others, to seek to protect its assets, implement a cash or tax management strategy, or enhance its returns. The Portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the sub-adviser (“Sub-Adviser”) attempts to predict whether an underlying investment will increase or decrease in value at some future time. The Sub-Adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
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VY Templeton Global Growth Portfolio

When choosing equity investments for the Portfolio, the Sub-Adviser applies a “bottom up,” value-oriented, long-term approach, focusing on the market price of a company's securities relative to the Sub-Adviser's evaluation of the company's long-term earnings, asset value, and cash flow potential. The Sub-Adviser also considers a company's price/earnings ratio, price/cash flow ratio, profit margins, and liquidation value.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with
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periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 19.56% and Worst quarter: 4th, 2008, -20.74%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

	1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV %	30.13	15.89	N/A	3.56	12/29/06
MSCI World IndexSM1%	26.68	15.02	N/A	3.84
Class I %	30.96	16.71	N/A	5.48	04/28/06
MSCI World IndexSM1%	26.68	15.02	N/A	4.71
Class S %	30.62	16.41	6.98	N/A	10/21/92
MSCI World IndexSM1%	26.68	15.02	6.98	N/A
Class S2%	30.46	16.24	6.81	N/A	09/09/02
MSCI World IndexSM1%	26.68	15.02	6.98	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Templeton Global Advisors Limited

Portfolio Managers
Norman J. Boersma Portfolio Manager (since 03/11)	James Harper Portfolio Manager (since 03/11)
Lisa F. Myers Portfolio Manager (since 12/05)	Tucker Scott Portfolio Manager (since 10/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company
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separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya U.S. Stock Index Portfolio  (formerly, ING U.S. Stock Index Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks total return.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.26	0.26	0.26	0.26
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.02	0.27	0.52	0.77
Waivers and Reimbursements[1]	%	(0.22)	None	(0.01)	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.80	0.27	0.51	0.67
1	The distributor is contractually obligated to waive 0.22%, 0.01%, and 0.10% of the distribution or shareholder services fee for Class ADV, Class S, and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution and/or shareholder services fee waivers will continue after May 1, 2015. The distribution and/or shareholder services fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$82	303	542	1,228
I	$28	87	152	343
S	$52	166	290	652
S2	$68	236	418	945
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index (“Index”) or equity securities of companies that are representative of the Index (including derivatives). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Portfolio invests principally in common stock and employs a “passive management” approach designed to track the performance of the Index, which is denominated by stocks of large U.S. companies. The Portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The replication method implies that the Portfolio holds each security found in its target index in approximately the same proportion as represented in the index itself.
Under certain circumstances, the Portfolio may not hold all of the same securities as the Index. The Portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Portfolio's cash position.
In the event that the Portfolio's market value is $50 million or less, in order to replicate investment in stocks listed on the Index, the sub-adviser (“Sub-Adviser”) may invest the entire amount of the Portfolio's assets in index futures, in exchange-traded funds (“ETFs”), or in a combination of index futures and ETFs, subject to any limitation on the Portfolio's investments in such securities.
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The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Index Strategy    The index selected may underperform the overall market and the Portfolio might fail to track its target index. The correlation between the Portfolio and index performance may be affected by the Portfolio's expenses and the timing of purchases and redemptions of the Portfolio's shares. The Portfolio's actual holdings might not match the Index and the Portfolio's effective exposure to index securities at any given time may not equal 100%.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class I shares. Other class shares’ performance would be lower than Class I shares’ performance because of the lower expenses paid by Class I shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
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116

Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 2nd, 2009, 15.77% and Worst quarter: 4th, 2008, -21.89%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	31.40	N/A	N/A	18.35	05/28/09
S&P 500® Index[1]	%	32.39	N/A	N/A	19.28
Class I	%	32.04	17.65	N/A	7.40	05/03/04
S&P 500® Index[1]	%	32.39	17.94	N/A	7.56
Class S	%	31.75	17.37	N/A	5.14	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
Class S2%		31.46	17.18	N/A	5.31	08/01/07
S&P 500® Index[1]	%	32.39	17.94	N/A	6.00
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Steve Wetter Portfolio Manager (since 04/12)	Kai Yee Wong Portfolio Manager (since 06/13)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya U.S. Stock Index Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolios' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolios. So long as the Portfolios accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each of the Portfolios is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. Each Portfolio (except VY Clarion Global Real Estate Portfolio) is managed by Directed Services LLC (“DSL”); VY Clarion Global Real Estate Portfolio is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments”) (each an “Adviser” and collectively “Advisers”).
The Portfolios' shares are classified into up to four classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
Certain Portfolios have adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
Each Portfolio's diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the Investment Company Act of 1940 (“1940 Act”) in the proportion of its assets that it may invest in the obligations of a single issuer.
Portfolio	Diversified	Non-Diversified
VY BlackRock Health Sciences Opportunities	X
VY BlackRock Inflation Protected Bond		X
VY BlackRock Large Cap Growth	X
VY Clarion Global Real Estate	X
VY Clarion Real Estate		X
VY FMRSM Diversified Mid Cap	X
VY Franklin Income	X
VY Franklin Mutual Shares	X
Voya Global Resources		X
Voya High Yield	X
VY Invesco Growth and Income	X
VY JPMorgan Emerging Markets Equity	X
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KEY PORTFOLIO INFORMATION (continued)

Portfolio	Diversified	Non-Diversified
VY JPMorgan Small Cap Core Equity	X
Voya Large Cap Growth	X
Voya Large Cap Value	X
Voya Limited Maturity Bond	X
Voya Liquid Assets	X
VY Marsico Growth	X
VY MFS Total Return	X
VY MFS Utilities	X
VY Morgan Stanley Global Franchise		X
Voya Multi-Manager Large Cap Core	X
VY T. Rowe Price Capital Appreciation	X
VY T. Rowe Price Equity Income	X
VY T. Rowe Price International Stock	X
VY Templeton Global Growth	X
Voya U.S. Stock Index	X
Investor Diversification
Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Portfolio's fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives
Each Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. A Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
For a complete description of each Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
VY MFS Total Return Portfolio
Under normal market conditions, the Portfolio invests in equity securities and debt instruments. Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds, mortgage-related securities, U.S. government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed. The sub-adviser (“Sub-Adviser”) seeks to invest between 40% and 75% of the Portfolio's assets in equity securities and at least 25% of the Portfolio's assets in fixed-income senior securities. The Sub-Adviser may invest up to 25% of the Portfolio's assets in foreign securities, including up to 10% in emerging market securities.
The Sub-Adviser focuses on investing the Portfolio's assets in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.
While the Sub-Adviser may invest the Portfolio's assets in companies of any size, the Sub-Adviser generally focuses on companies with large capitalizations.
With respect to the Portfolio's investments in debt securities, the Sub-Adviser generally invests substantially all of the Portfolio's investments in investment-grade debt instruments.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
While the Sub-Adviser may use derivatives for any investment purpose, to the extent the Sub-Adviser uses derivatives, the Sub-Adviser expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include, but are not limited to, futures, forward contracts, options, and swaps.
The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On or about January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into VY Invesco Equity and Income Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of VY Invesco Equity and Income Portfolio. For more information regarding VY Invesco Equity and Income Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
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The principal investment types in which the Portfolio may invest are:
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.
Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.
U.S. Government Securities: U.S. government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. government securities include mortgage-backed securities and other types of asset-backed securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity.
Asset-Backed Securities: Asset-backed securities include mortgage-backed securities and other securities that represent interests in assets or payments from assets, such as loans or receivables. Different asset-backed securities provide different rights with respect to the underlying assets or payments from those assets depending on the terms of the security. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. Certain asset-backed securities offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the security. Asset-backed securities typically involve a third party responsible for servicing the instrument and performing operational functions.
Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer's pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.
Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.
Inflation-Adjusted Debt Instruments: Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument's original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.
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Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.
VY MFS Utilities Portfolio
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) considers a company to be in the utilities sector if, at the time of investment, the Sub-Adviser determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Issuers in the utilities sector include issuers engaged in the manufacture, production, generation, transmission, sale, or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).
The Sub-Adviser may invest the Portfolio's assets in companies of any size. The Sub-Adviser may invest the Portfolio's assets in U.S. and foreign securities, including emerging market securities. The Sub-Adviser may invest a large percentage of the Portfolio’s assets in issuers in a single country, a small number of countries, or a particular geographic region. The Sub-Adviser primarily invests the Portfolio's assets in equity securities, but may also invest in debt instruments, including lower quality debt instruments (commonly known as “high-yield securities” or “junk bonds”). Equity securities include, but are not limited to, common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities. Debt instruments include, but are not limited to, corporate bonds.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
While the Sub-Adviser may use derivatives for any investment purpose, to the extent the Sub-Adviser uses derivatives, the Sub-Adviser expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include, but are not limited to, futures, forward contracts, options, and swaps.
The Sub-Adviser uses a bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the instrument's credit quality, collateral characteristics and indenture provisions and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument may also be considered.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Pending Merger – On or about January 23, 2014, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into Voya Large Cap Value Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about July 18, 2014. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Large Cap Value Portfolio. For more information regarding Voya Large Cap Value Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
The principal investment types in which the Portfolio may invest are:
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Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.
Convertible Securities: Convertible securities are securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio.
Debt Instruments: Debt instruments represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero-coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high-yield securities” or “junk bonds,” are debt instruments of less than investment-grade quality.
Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolios may invest in these securities or use these techniques as part of the Portfolios' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios' principal investment strategies.
The discussions below expand on the risks included in a Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.
Asset Allocation.    The success of a portfolio's strategy depends on the sub-adviser's skill in allocating portfolio assets between equity securities and debt instruments and in choosing investments within those categories. There is a risk that portfolio may allocate assets to an asset class that underperforms other asset classes.
Bank Instruments.    A portfolio may invest in certificates of deposit, fixed time deposits, bankers' acceptances, and other debt and deposit-type obligations issued by banks. Although a portfolio attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations. As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which a portfolio invests or that serve as counterparties in transactions with the portfolio.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.
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Commodities.    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Healthcare Sector.    As a result of a portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a portfolio could underperform funds that have greater industry diversification. Healthcare companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies. Many healthcare companies are also subject to significant government regulation and may be affected by changes in governmental policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.
Concentration in Natural Resources Industry.    As a result of a portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a portfolio could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.
Concentration in Real Estate Industry.    As a result of a portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a portfolio could underperform funds that have greater industry diversification. When a portfolio is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Concentration in Utilities Industry.    When a portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of companies in the utilities industry, the portfolio's performance will be closely tied to the performance of utilities companies. Utilities companies can react similarly to market, economic, political, regulatory, and geopolitical conditions and developments. As a result, the portfolio's performance could be more volatile than the performance of more broadly-diversified funds.
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Issuers in the utilities industry are subject to many risks, including the following: Increases in fuel and other operating costs; restrictions on operations, increased costs, and delays as a result of environmental and safety regulations; coping with the impact of energy conservation and other factors reducing the demand for services; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty in obtaining adequate returns on invested capital; difficulty in obtaining approval of rate increases; the high cost of obtaining financing, particularly during periods of inflation; increased competition resulting from deregulation, overcapacity, and pricing pressures; and the negative impact of regulation.
Issuers doing business in the telecommunications area are subject to many risks, including the negative impact of regulation, a competitive marketplace, difficulty in obtaining financing, rapid obsolescence, and agreements linking future rate increases to inflation or other factors not directly related to the active operating profits of the issuer.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    A portfolio may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a portfolio pays a fee to protect against the risk that a security held by the portfolio will default. As a seller of the swap, a portfolio receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the portfolio would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.    To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio's investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio's assets.
Deflation.    Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a portfolio.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance
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is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.
Dividend.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Focused Investing.    To the extent that a portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. A portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly.
Focused Investing in Financial Services Sector.    As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio's performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. When a portfolio focuses its investments in the financial services sector, it will be subject to risks that include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations.
Foreign Investments/Developing and Emerging Markets.    To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
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Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Growth Investing.    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Index Strategy.    The index selected may underperform the overall market and portfolio might fail to track its target index. The correlation between a portfolio and index performance may be affected by the portfolio's expenses and the timing of purchases and redemptions of the portfolio's shares. A portfolio's actual holdings might not match the Index and the portfolio's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds.    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a portfolio. However, there is no assurance that a portfolio will have access to profitable IPOs or that IPOs in which the portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a portfolio's asset base is small, the impact of such investments on the portfolio's return will be magnified. If a portfolio's assets grow, it is likely that the effect of the portfolio's investment in IPOs on the portfolio's return will decline.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which
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may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for a portfolio.
Issuer Non-Diversification.    In some cases, a portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.” Even though classified as non-diversified, a portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may exaggerate any increase or decrease in the net asset value of a portfolio. The use of leverage may increase a portfolio's expenses and increase the impact of the portfolio's other risks. To mitigate leveraging risk, a portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a portfolio to be more volatile than if the portfolio had not been leveraged.
Liquidity.    If a security is illiquid, a portfolio might be unable to sell the security at a time when a portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations
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of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which a portfolio invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
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Other Investment Companies - Money Market Funds.    A money market portfolio may only invest in other investment companies that qualify as money market funds under Rule 2a-7 of the 1940 Act. The risk of investing in such money market funds is that such money market funds may not maintain a stable net asset value of $1.00 or otherwise comply with Rule 2a-7. If a portfolio invests in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
Over-the-Counter Investments.    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a portfolio to counterparty risk.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a portfolio later than expected, which may decrease the value of the obligation and prevent the portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, a portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for a portfolio. In addition, if a portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Risk Arbitraged Securities and Distressed Companies.    Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that a sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.
A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
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Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.
When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Short Sales.    Short sales involve selling a security a portfolio does not own in anticipation that the security's price will decline. When a portfolio sells a security short and the price of that security rises, it creates a loss for the portfolio. Short sales create leverage and could increase the volatility of a portfolio's share price.
Short sales expose a portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the portfolio. When a portfolio must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by a portfolio or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in the portfolio's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the portfolio owns.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Special Situations.    A “special situation” arises when, in a sub-adviser's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations often involve much greater risk than is inherent in ordinary investment securities. Investments in special situation companies may not appreciate and a portfolio's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small
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Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Value Investing.    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio's relative performance may suffer.
When Issued and Delayed Delivery Securities and Forward Commitments.    When issued securities, delayed delivery securities and forward commitments involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
Zero-Coupon Bonds and Pay-in-Kind Securities.    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A portfolio may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to certain Portfolios.
Counterparty.    The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
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Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio's assets decrease. The portfolio's assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio's net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.
Manager.    A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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Portfolio Holdings Information
A description of each Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolios' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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The Investment Advisers
DSL, a Delaware limited liability company, serves as the adviser to each of the Portfolios, except VY Clarion Global Real Estate Portfolio. Voya Investments, an Arizona limited liability company, serves as the investment adviser to VY Clarion Global Real Estate Portfolio. The Advisers have overall responsibility for the management of their respective Portfolios.
DSL provides or oversees all investment advisory and portfolio management services for the Portfolios, except VY Clarion Global Real Estate Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of those Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and is registered with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. Voya Investments provides or oversees all investment advisory and portfolio management services for VY Clarion Global Real Estate Portfolio. Voya Investments is registered with the SEC as an investment adviser.
The Advisers are indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S. Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2013, DSL managed approximately $47.1 billion in registered investment company assets. Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $51.6 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Advisers and Sub-Adviser(s) provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Advisers or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Advisers and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Advisers’ loss of access to the resources of ING Groep, which could
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adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Advisers and their affiliates. Currently, the Advisers and their affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.
Management Fees
The Advisers receive a monthly fee for their services based on the average daily net assets of each of their respective Portfolios or the combined net assets of two or more Portfolios.
The Advisers are responsible for all of their own costs, including costs of their personnel required to carry out their investment advisory duties.
The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets.
Management Fees
VY BlackRock Health Sciences Opportunities Portfolio	0.75%
VY BlackRock Inflation Protected Bond Portfolio	0.40%
VY BlackRock Large Cap Growth Portfolio	0.80%
VY Clarion Global Real Estate Portfolio	0.80%
VY Clarion Real Estate Portfolio	0.71%
VY FMRSM Diversified Mid Cap Portfolio	0.64%
VY Franklin Income Portfolio	0.63%
VY Franklin Mutual Shares Portfolio	0.78%
Voya Global Resources Portfolio	0.64%
Voya High Yield Portfolio	0.49%
VY Invesco Growth and Income Portfolio	0.64%
VY JPMorgan Emerging Markets Equity Portfolio	1.25%
VY JPMorgan Small Cap Core Equity Portfolio	0.86%
Voya Large Cap Growth Portfolio	0.55%
Voya Large Cap Value Portfolio	0.63%
Voya Limited Maturity Bond Portfolio	0.27%
Voya Liquid Assets Portfolio	0.27%
VY Marsico Growth Portfolio	0.82%
VY MFS Total Return Portfolio	0.70%
VY MFS Utilities Portfolio	0.60%
VY Morgan Stanley Global Franchise Portfolio	0.96%
Voya Multi-Manager Large Cap Core Portfolio	0.73%
VY T. Rowe Price Capital Appreciation Portfolio	0.64%
VY T. Rowe Price Equity Income Portfolio	0.64%
VY T. Rowe Price International Stock Portfolio	0.54%
VY Templeton Global Growth Portfolio	0.89%
Voya U.S. Stock Index Portfolio	0.26%
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolios’ unaudited semi-annual shareholder reports dated June 30, 2013. For information regarding the basis for the Board’s October 2013 approval of the investment
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sub-advisory relationship for Voya High Yield Portfolio, please refer to the annual shareholder report dated December 31, 2013. For information regarding the basis for the Board’s March 2013 approval of the investment sub-advisory relationships for Voya Multi-Manager Large Cap Core Portfolio, please refer to the unaudited semi-annual shareholder report dated June 30, 2013.
Expense Limitation Agreement - Voya Liquid Assets Portfolio
The distributor and the Adviser have contractually agreed to waive a portion of their advisory fees and distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. When distribution fees are reduced, dealer compensation may be reduced to the same extent. Advisory fees waived and expenses reimbursed by the Adviser are subject to possible recoupment by the Adviser within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and servicing fees waived are subject to recoupment. This arrangement will continue through at least May 1, 2015.
The Sub-Advisers and Portfolio Managers
The Advisers have engaged one or more sub-advisers to provide the day-to-day management of each Portfolio's portfolio. Some, but not all, of these sub-advisers are affiliates of the Advisers.
The Advisers act as “manager-of-managers” for the Portfolios. The Advisers have ultimate responsibility, subject to the oversight of the Portfolios’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolios and the Advisers have received exemptive relief from the SEC which permits the Advisers, with the approval of the Portfolios’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Advisers (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Advisers or of another company that, indirectly or directly wholly owns the Advisers (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Advisers delegate to the sub-advisers of the Portfolios the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Advisers are responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolios. Pursuant to the exemptive relief, the Advisers, with the approval of the Portfolios’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolios’ assets among other sub-advisers. In these instances, the Advisers may have an incentive to select or retain an affiliated sub-adviser. In the event that an Adviser exercises its discretion to replace a sub-adviser of a Portfolio or add a new sub-adviser to a Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Portfolio’s shareholders.
VY BlackRock Health Sciences Opportunities Portfolio
BlackRock Advisors, LLC
BlackRock Advisors, LLC (“BlackRock Advisors” or “Sub-Adviser”), a Delaware limited liability company, is a wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors and its affiliates offer a full range of equity, fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels in U.S. and in non-U.S. markets. The company has over 10,000 employees in 27 countries and a major presence in most key markets including the United States, the United Kingdom, Asia, Australia, the Middle East, and Europe. The principal address of BlackRock Advisors is 100 Bellevue Parkway, Wilmington, Delaware 19809. As of December 31, 2013 BlackRock Advisors and its affiliates had over $4.324 trillion in investment company and other portfolio assets under management.
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MANAGEMENT OF THE PORTFOLIOS (continued)

The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors' global opportunities team and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.
Thomas P. Callan, CFA, Managing Director, and Senior Portfolio Manager, is the head of BlackRock Advisors' global opportunities team and is the strategist for all the team's portfolios. Before becoming part of BlackRock Advisors, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
4/29/11	ING BlackRock Health Sciences Opportunities Portfolio	BlackRock Advisors, LLC
4/30/10	ING Wells Fargo Health Care Portfolio	Wells Capital Management Inc.
Since inception	ING Evergreen Health Sciences Portfolio	Evergreen Investment Management Company, LLC
VY BlackRock Inflation Protected Bond Portfolio
BlackRock Financial Management, Inc.
BlackRock Financial Management, Inc. (“BlackRock Financial Management” or “Sub-Adviser”), a Delaware Corporation, is an indirect, wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Financial Management is 55 East 52nd Street, New York, New York 10055. As of December 31, 2013, BlackRock Financial Management and its affiliates had approximately $4.324 trillion in investment company and other portfolio assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Gargi Chaudhri, Director, is a portfolio manager in the Americas Fixed Income Alpha Strategies and has been with BlackRock since 2010. Prior to that Ms. Chaudhri was Vice President at Jefferies & Co. (2009 – 2010).
Martin Hegarty is a Managing Director of BlackRock Financial Management since 2010. Prior to joining BlackRock in 2010, Mr. Hegarty was a director at Bank of America Merrill Lynch, acting as a market maker and primary risk taker in treasury inflation protected securities within their global rates and currencies group. Prior to joining Bank of America Merill Lynch in 2003, he was an associate at Merrill Lynch in global rates and currencies unit in London, acting as a market maker in European, Scandanavian, and U.K. inflation linked bonds.
Brian Weinstein is a Managing Director of BlackRock Financial Management since 2008 and a member of the investment strategy group since 2002. Mr. Weinstein co-heads BlackRock's global inflation business and plays a senior role in the management of total return products.
VY BlackRock Large Cap Growth Portfolio
BlackRock Investment Management, LLC
BlackRock Investment Management, LLC (“BlackRock Investment Management” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of BlackRock, Inc. The principal address of BlackRock Investment Management is 100 Bellevue Parkway, Wilmington, Delaware 19809. As of December 31, 2013, BlackRock Investment Management and its affiliates had approximately $4.324 trillion in investment company and other portfolio assets under management.
The following individual is responsible for the day-to-day management of the Portfolio.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Peter Stournaras, CFA, has been a Managing Director of BlackRock, Inc. since 2010. Prior to joining BlackRock, Inc. Mr. Stournaras was a director at Northern Trust Company from 2006 to 2010. From 2005 to 2006, Mr. Stournaras was a portfolio manager at Smith Barney/Legg Mason and from 1998 to 2005 he was a director at Citigroup Asset Management.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
09/30/06	ING BlackRock Large Cap Growth Portfolio	BlackRock Financial Management, Inc.
	Mercury Large Cap Growth Portfolio	Mercury Advisors*
*	On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.'s investment management business (including Mercury Advisors) combined with that of BlackRock, Inc. to create an independent company. Performance prior to this date is attributable to the previous sub-adviser.
VY Clarion Global Real Estate Portfolio and VY Clarion Real Estate Portfolio
CBRE Clarion Securities LLC
CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional and individual client accounts. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2013, CBRE Clarion had approximately $23 billion in assets under management.
CBRE Clarion is an indirect majority owned subsidiary of CBRE. Prior to July 1, 2011, CBRE Clarion was owned by ING Groep N.V., the indirect parent of the Advisers.
Neither of the Portfolios' investment objectives or principal investment strategies changed as a result of the transaction in which CBRE acquired CBRE Clarion.
The following individuals are jointly responsible for the day-to-day management of VY Clarion Global Real Estate Portfolio.
Steven D. Burton, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1995.
T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1991.
Joseph P. Smith, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.
The following individuals are jointly responsible for the day-to-day management of VY Clarion Real Estate Portfolio.
T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1991.
Joseph P. Smith, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.
VY FMRSM Diversified Mid Cap Portfolio
Fidelity Management & Research Company
While Fidelity Management & Research Company (“FMR” or “Sub-Adviser”) is the sub-adviser to the Portfolio, the day to day management decisions for the Portfolio are made by Fidelity Management & Research Company, Inc. (“FMRC”), a wholly-owned subsidiary of FMR LLC, which serves as sub-sub-adviser to the Portfolio. FMR LLC as successor by merger to FMR Corp., is the ultimate parent company of FMR and FMRC. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act control of a company is presumed where one individual or group of individuals owns more than
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MANAGEMENT OF THE PORTFOLIOS (continued)

25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
The principal address of FMR and FMRC is 245 Summer Street, Boston, MA 02210. As of December 31, 2013, FMR managed approximately $1.71 trillion in mutual fund assets.
The following individual is responsible for the day-to-day management of the Portfolio.
Tom Allen, Portfolio Manager, joined Fidelity Investments in 1995. Since that time, Mr. Allen has worked as a research analyst and manager.
VY Franklin Income Portfolio
Franklin Advisers, Inc.
Franklin Advisers, Inc. (“Franklin” or “Sub-Adviser”) is a wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Franklin is One Franklin Parkway, San Mateo, California 94403-1905. As of December 31, 2013, Franklin and its affiliates had over $879.1 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Edward D. Perks, CFA, executive vice president and director of Portfolio Management, joined the firm in 1992. Mr. Perks oversees investment strategies including U.S. core, hybrid, sector, and U.S. growth.
Alex Peters is a vice president, research analyst, and portfolio manager and joined the firm in 1992. Mr. Peters specializes in research analysis of the commercial real estate industry and analyzes debt and equity investments for the Core/Hybrid team in San Mateo, CA.
Matt Quinlan, vice president, research analyst, and portfolio manager, joined the firm in 2005. Mr. Quinlan specializes in research for companies in the retail and consumer products sectors and analysis of debt and equity investments for the Core/Hybrid team.
VY Franklin Mutual Shares Portfolio
Franklin Mutual Advisers, LLC
Franklin Mutual Advisers, LLC (“Franklin Mutual” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Franklin Mutual is 101 John F. Kennedy Parkway, Short Hills, NJ 07078. As of December 31, 2013, Franklin Mutual and its affiliates had over $879.1 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Peter Langerman is the chairman, president, and chief executive officer of Franklin Mutual Advisers, LLC. Mr. Langerman joined the firm’s predecessor in 1986, leaving in 2002. He rejoined the firm in 2005.
F. David Segal, CFA, research analyst and portfolio manager, joined the firm in 2002. Mr. Segal is an analyst specializing in the auto and auto parts, paper and forest products industries, and special situations.
Deborah A. Turner, CFA, assistant portfolio manager, joined the firm in 1993. Ms. Turner specializes in analysis of consumer industries including food, beverage, tobacco, retail, gaming, lodging, leisure, and restaurant companies in North America and Europe.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Voya Global Resources Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Liquid Assets Portfolio, and Voya U.S. Stock Index Portfolio
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Advisers. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, Voya IM managed approximately $81.2 billion in assets.
The following individuals are jointly responsible for the day-to-day management of Voya Global Resources Portfolio.
Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.
John Bailey, Portfolio Manager and Senior Research Analyst for Voya IM, is responsible for covering the natural resources sector. Mr. Bailey joined Voya IM in 2011. Prior to joining Voya IM, he was founder, managing partner, and portfolio manager at 1859 Partners LLC beginning in 2009. From 2006 to 2009, Mr. Bailey was a portfolio manager at Carlyle Blue Wave Partners L.P. and from 2004 to 2006 he was a consultant and vice president at the Amaranth Group L.L.C. Mr. Bailey began his career with the Federal Reserve Bank of New York as a research associate in the bank supervision division.
James Swain, CFA, Portfolio Manager, is on the global natural resource strategies team. He joined Voya IM in 2002. Prior to that he worked as a high-yield bond analyst with Strong Capital Management. Prior to that he was a bank examiner with the FDIC.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
07/16/07	No change*	No change
04/29/05	ING Global Resources Portfolio**	Voya Investment Management Co. LLC
03/01/99	Hard Assets Portfolio	Baring International Investment Limited
*	Change to principal investment strategies.
**	Change to principal investment strategies. Performance prior to this date is attributable to the previous sub-adviser.
The following individuals are jointly responsible for the day-to-day management of Voya High Yield Portfolio.
Rick Cumberledge, CFA, Senior Portfolio Manager, joined Voya IM in 2007. Prior to that, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors (2001 – 2007).
Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at Voya IM. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
02/04/14	ING High Yield Portfolio*	Voya Investment Management Co. LLC
Since Inception	ING PIMCO High Yield Portfolio	Pacific Investment Management Company LLC
*	Name change, change in sub-adviser, and change in investment objective and principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.
The following individuals are jointly responsible for the day-to-day management of Voya Large Cap Growth Portfolio.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Jeff Bianchi, CFA, is the Lead Portfolio Manager of Voya IM's large-cap growth and mid-cap growth strategies. Mr. Bianchi joined Voya IM in 1994 as a fundamental research analyst on the growth strategies. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. He assumed portfolio manager duties on the large cap growth strategy in 2000, and was named lead portfolio manager on the strategy in 2010. He also assumed lead portfolio manager responsibilities of the mid cap growth strategy in 2005.
Michael Pytosh, Portfolio Manager, joined Voya IM in 2004 as a senior analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm's president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
06/14/10	ING Large Cap Growth Portfolio	Voya Investment Management Co. LLC*
04/30/10	ING Wells Fargo Omega Growth Portfolio	Wells Capital Management Inc.*
Since inception	ING Evergreen Omega Portfolio	Evergreen Investment Management Company, LLC
*	Changes to principal investment strategies and sub-adviser. Performance prior to this date is attributable to the previous sub-adviser.
The following individuals are jointly responsible for the day-to-day management of Voya Large Cap Value Portfolio.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Vincent Costa, CFA, Portfolio Manager, and Head of Quantitative Equity Research, is responsible for leading the portfolio implementation effort for all equity index funds and enhanced index funds. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a senior portfolio manager, managing global index and enhanced index products.
Robert M. Kloss, Portfolio Manager, joined Voya IM 1992. Mr. Kloss has also served as a senior sector analyst on Voya IM's fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining Voya IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
01/21/11	ING Large Cap Value Portfolio*	Voya Investment Management Co. LLC
Since inception	ING Pioneer Equity Income Portfolio	Pioneer Investment Management, Inc.
*	Name change, change in sub-adviser and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.
The following individuals are jointly responsible for the day-to-day management of Voya Limited Maturity Bond Portfolio.
Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
The following individual is responsible for the day-to-day management of Voya Liquid Assets Portfolio.
David S. Yealy, Portfolio Manager, joined Voya IM in November 2004. Prior to joining Voya IM, Mr. Yealy was a managing director with Trusco Capital Management where he worked beginning in 1991 and where he was responsible for over $9 billion of assets under management. During his 13-year tenure, he was instrumental in the development and marketing of that firm's cash management business.
The following individuals are jointly responsible for the day-to-day management of Voya U.S. Stock Index Portfolio.
Steve Wetter, Portfolio Manager, is responsible for portfolio management of quantitative and index equity investments. Mr. Wetter joined Voya IM in April 2012 and prior to that he was a portfolio manager and trader at Mellon Asset Management (2007 – 2009), and Northern Trust (2003 – 2007).
Kai Yee Wong, Portfolio Manager, is responsible for the Voya quantitative and index equity investment strategies. Prior to joining Voya IM in 2012, Ms. Wong worked as a senior equity portfolio manager at Northern Trust, responsible for managing various global indices including developed, emerging, real estate, Topix, and socially responsible benchmarks (2003-2009).
VY Invesco Growth and Income Portfolio
Invesco Advisers, Inc.
Invesco Advisers, Inc. (“Invesco” or “Sub-Adviser”) is a registered investment adviser and is a direct subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address of Invesco is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of December 31, 2013, Invesco had approximately $778.7 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Thomas Bastian, CFA, Lead Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Bastian was with Van Kampen Asset Management since 2003 and from 2001 to 2003, Mr. Bastian was a portfolio manager at Eagle Asset Management.
Mary Jayne Maly, Portfolio Manager, joined Invesco in June 2010. Prior to that, Ms. Maly was with Van Kampen Asset Management since 1992.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Sergio Marcheli, Portfolio Manager joined Invesco in June 2010. Prior to that, Mr. Marcheli was with Van Kampen Asset Management since 2002.
James Roeder, Portfolio Manager, joined Invesco in June 2010. Prior to that, Mr. Roeder was with Van Kampen Asset Management since 1999.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
04/30/13	ING Invesco Growth and Income Portfolio*	No change
04/29/11	ING Invesco Van Kampen Growth and Income Portfolio*	No change
06/01/10	No change	Invesco Advisers, Inc.*
01/30/02	ING Van Kampen Growth and Income Portfolio**	Van Kampen
*	Name change and change of Sub-Adviser due to a change in control.
**	Change to principal investment strategies and sub-adviser. Performance prior to this date is attributable to the previous sub-adviser.
VY JPMorgan Emerging Markets Equity Portfolio and VY JPMorgan Small Cap Core Equity Portfolio
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2013, JPMorgan and its affiliates had approximately $1.6 trillion in assets under management.
The following individuals are jointly responsible for the day-to-day management of VY JPMorgan Emerging Markets Equity Portfolio.
Leon Eidelman, CFA, Portfolio Manager and Executive Director, has been with JPMorgan since 2002 and is responsible for global emerging markets portfolios.
Austin Forey, Portfolio Manager and Managing Director, has been at JPMorgan (or one of its predecessors) since 1988 and is responsible for global emerging markets portfolios, a role he has fulfilled since 1994.
Amit Mehta, CFA, Portfolio Manager and Executive Director, has been with JPMorgan since 2011. Mr. Mehta previously worked at Prusik Investment Management (2009-2011) and Atlantis Investment Management (2007-2009) where he was an Asian equities analyst and portfolio manager. Prior to that, he was a global emerging markets analyst at Aviva Investors (2004-2007).
Richard Titherington, Portfolio Manager and Managing Director, is the chief investment officer and is head of the emerging markets equity team. An employee since 1986, Mr. Titherington transferred to the Pacific regional group in 1994. He was appointed as a managing director in April 2001 and appointed global head of the emerging markets business in December 2001.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
04/29/05	ING JPMorgan Emerging Markets Equity Portfolio	J.P. Morgan Investment Management Inc.*
03/01/04	No change	Voya Investment Management B.V.*
02/29/03	No change	Baring International Investment Limited
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MANAGEMENT OF THE PORTFOLIOS (continued)

*	Performance prior to this date is attributable to the previous sub-adviser.
The following individuals are jointly responsible for the day-to-day management of VY JPMorgan Small Cap Core Equity Portfolio.
Phillip D. Hart, CFA, Executive Director, is head of the U.S. behavioral finance equity group. An employee since 2003, his responsibilities include managing all of behavioral finance small-cap strategies. Previously, he worked on quantitative research and the daily implementation and maintenance of portfolios for the group.
Daniel J. Percella, CFA, Executive Director, and Portfolio Manager, joined J.P. Morgan in 2008. Prior to that he was a member of Institutional Investor-ranked equity research teams covering the transportation sector at Bear Stearns, Bank of America, and Citigroup.
Dennis S. Ruhl, CFA, Managing Director, is the Chief Investment Officer of the U.S. behavioral finance platform. A member of the team since 2001, Mr. Ruhl also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Mr. Ruhl previously worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl is the former New York and national chair of the board of Minds Matter, a non-profit mentoring organization. He is also a former board member of the MIT Club of New York and regional vice chair of the MIT Educational Council.
Don San Jose, CFA, Managing Director, has been an analyst with the U.S. small cap equity group since 2004 and a portfolio manager since 2007. An employee since 2000, Mr. San Jose was an analyst in JPMorgan Securities' equity research department before joining the small cap group.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
11/06/06	ING JPMorgan Small Cap Core Equity Portfolio	No change
09/03/03	No change*	No change
05/01/02	ING JPMorgan Small Cap Equity Portfolio	J.P. Morgan Investment Management Inc.
*	Change to principal investment strategies.
VY Marsico Growth Portfolio
Marsico Capital Management, LLC
Marsico Capital Management, LLC (“Marsico” or “Sub-Adviser”) was organized in September 1997 as a Delaware limited liability company and is an independent, registered investment adviser. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico. Marsico provides investment services to mutual funds and private accounts. The principal address of Marsico is 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202. As of December 31, 2013, Marsico had approximately $17.14 billion assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Thomas F. Marsico is the Chief Investment Officer of Marsico and co-manages the investment program of the VY Marsico Growth Portfolio. Mr. Marsico has been a securities analyst and a portfolio manager since 1979.
Coralie Witter, CFA, Portfolio Manager, and Senior Analyst, has been associated with Marsico as an investment professional since 2004. Prior to joining Marsico, Ms. Witter was a vice president in equity research at Goldman, Sachs & Co. Ms. Witter has been in the financial services industry since 1998.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Historical sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
12/13/02*	ING Marsico Growth Portfolio	Marsico Capital Management LLC
08/14/98	ING Growth Portfolio	Janus Capital Management LLC
*	Performance prior to change is attributable to the previous sub-adviser.
VY MFS Total Return Portfolio and VY MFS Utilities Portfolio
Massachusetts Financial Services Company
Massachusetts Financial Services Company (“MFS” or “Sub-Adviser”) is the oldest U.S. mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. As of December 31, 2013, net assets under management of the MFS organization were approximately $412 billion in net assets under management.
The following individuals are jointly responsible for the day-to-day management of VY MFS Total Return Portfolio.
Nevin P. Chitkara, Investment Officer of MFS, serves as an equity securities portfolio manager and has been employed in the investment area of MFS since 1997.
William P. Douglas, Investment Officer of MFS, serves as a mortgage-backed securities portfolio manager and has been employed in the investment area of MFS since 2004.
Steven R. Gorham, Investment Officer of MFS, serves as an equity securities portfolio manager and has been employed in the investment area of MFS since 1992.
Richard O. Hawkins, CFA, Investment Officer of MFS, serves as a debt instruments portfolio manager has been employed in the investment area of MFS since 1988.
Joshua P. Marston, Investment Officer of MFS, serves as a debt instruments portfolio manager and has been employed in the investment area of MFS since 1999.
Jonathan W. Sage, Investment Officer of MFS, serves as an equity securities portfolio manager and has been employed in the investment area of MFS since 2000.
Brooks A. Taylor, Investment Officer of MFS, serves as an equity securities portfolio manager and is leader of the portfolio management team. He has been employed in the investment area of MFS since 1996.
The following individuals are jointly responsible for the day-to-day management of VY MFS Utilities Portfolio.
Claud P. Davis, Investment Officer of MFS, serves as portfolio manager and has been employed in the investment area of MFS since 1994.
Maura A. Shaughnessy, Investment Officer of MFS, serves as portfolio manager and has been employed in the investment area of MFS since 1991.
VY Morgan Stanley Global Franchise Portfolio
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Inc. (“MSIM Inc.” or “Sub-Adviser”) is a registered investment adviser and is a direct subsidiary of Morgan Stanley. The principal address of MSIM Inc. is 522 Fifth Avenue, New York, New York 10036. As of December 31, 2013, MSIM Inc., including its affiliated asset management companies, managed assets of approximately $373 billion.
MSIM Inc. has entered into a sub-advisory agreement whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Limited, an affiliated investment adviser located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.
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MANAGEMENT OF THE PORTFOLIOS (continued)

MSIM Inc. has also entered into a sub-advisory agreement whereby MSIM Inc. may delegate certain of its investment advisory services to Morgan Stanley Investment Management Company, an affiliated investment adviser located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
Vladimir A. Demine, Executive Director, joined Morgan Stanley in 2009. Prior to that, Mr. Demine worked for UBS Global Asset Management in London, where he was an analyst responsible for stock selection of consumer staples holdings in key client mandates.
Christian Derold has been associated with Morgan Stanley Investment Management Company or its affiliates in an investment capacity since May 2006.
William D. Lock has been associated with Morgan Stanley Investment Management Limited or its affiliates in an investment management capacity since 1994.
Bruno Paulson, Executive Director, joined Morgan Stanley in 2009. Prior to joining the Morgan Stanley, Mr. Paulson worked for Sanford Bernstein in London as a senior analyst for eight years, covering the financial sector, particularly banks and insurers.
Marcus Watson, Portfolio Manager, is a member of the London-based International Equity Team. He joined Morgan Stanley in 2008.
Peter J. Wright has been associated with Morgan Stanley Investment Management Company or its affiliates in an investment management capacity since 1996.
VY T. Rowe Price Capital Appreciation Portfolio, VY T. Rowe Price Equity Income Portfolio, and VY T. Rowe Price International Stock Portfolio
T. Rowe Price Associates, Inc.
T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Sub-Adviser”) was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2013, the firm and its affiliates managed over $692.4 billion in assets.
T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd. (“TRPI Ltd”), an affiliated investment adviser. The principal address of TRPI Ltd is 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.
The following individual is responsible for the day-to-day management of VY T. Rowe Price Capital Appreciation Portfolio.
David R. Giroux, CFA, a Vice President of T. Rowe Price, joined T. Rowe Price in 1998, and serves as a portfolio manager in the equity division. He is president and chairman of the T. Rowe Price Capital Appreciation Fund. He is co-executive chairman and also serves on the Investment Advisory Committee for a number of the firm's U.S. large-cap value strategies.
The following individual is responsible for the day-to-day management of VY T. Rowe Price Equity Income Portfolio.
Brian Rogers works with a committee in developing and executing the Portfolio's investment program. Mr. Rogers is the chief investment officer of T. Rowe Price and has been managing investments since joining T. Rowe Price in 1982.
The following individual is responsible for the day-to-day management of VY T. Rowe Price International Stock Portfolio.
Robert W. Smith, Chairman, joined T. Rowe Price in 1992 and his investment experience dates from 1987. He joined T. Rowe Price International Stock Fund and has been chairman of the committee since then.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
01/21/11	ING T. Rowe Price International Stock Portfolio*	T. Rowe Price Associates, Inc.*
Since inception	ING Marsico International Opportunities Portfolio	Marsico Capital Management, LLC
*	Name change, change in sub-adviser and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.
VY Templeton Global Growth Portfolio
Templeton Global Advisors Limited
Templeton Global Advisors Limited (“Templeton Global Advisors” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of Franklin Resources, Inc. The principal address of Templeton Global Advisors is Lyford Cay, Nassau, Bahamas. As of December 31, 2013, Templeton Global Advisors and its affiliates had over $879.1 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of the Portfolio. Mr. Boersma serves as the lead Portfolio Manager of the Portfolio. Messrs. Harper, Nagle, and Scott and Ms. Myers have secondary portfolio management responsibilities.
Norman J. Boersma, CFA, is the chief investment officer of Templeton Global Equity Group and president of Templeton Global Advisors. He joined the firm in 1991.
James Harper, CFA has research responsibility for the Americas' fixed line and wireless telecoms stocks, global IT hardware and peripherals and global small cap technology, as well as for Asian utilities. He also has country coverage of France and Russia. Mr. Harper joined Templeton Global Advisors in 2007. Prior to that, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. Previously he was a research analyst at Citigroup and before that Credit Suisse First Boston. Mr. Harper started his career in 1992 as a buy-side analyst and portfolio manager at Dresdner RCM in London.
Lisa F. Myers, CFA, Executive Vice President and Portfolio Manager, has been employed by the firm since 1996.
Tucker Scott, CFA, executive vice president and portfolio manager, joined the firm in 1996. Mr. Scott has global research responsibility for the diversified financials and capital markets industries.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
12/05/05	ING Templeton Global Growth Portfolio	Templeton Global Advisors*
02/01/00	Capital Guardian Managed Global Portfolio	Capital Guardian Trust Company
*	Change to principal investment strategies. Performance prior to this date is attributable to the previous sub-adviser.
Voya  Multi-Manager Large Cap Core Portfolio
The Multi-Manager Approach
Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company are the sub-advisers of Voya Multi-Manager Large Cap Core Portfolio. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The London Company of Virginia, LLC d/b/a The London Company manages approximately 60% of the Portfolio's assets and Columbia Management Investment Advisers, LLC manages approximately 40% of the Portfolio's assets.
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MANAGEMENT OF THE PORTFOLIOS (continued)

The Adviser may change the allocation of the Portfolio's assets between the sub-advisers as it determines necessary to pursue the Portfolio's investment objective. The Adviser will re-evaluate, and rebalance to, the optimal allocation on a regular basis but no less frequently than annually. Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain the desired allocation.
Columbia Management Investment Advisers, LLC
Columbia Management Investment Advisers, LLC (“CMIA” or “Sub-Adviser”) (formerly, known as RiverSource Investments, LLC), is a registered investment adviser and is a wholly-owned subsidiary of Ameriprise Financial, Inc. Ameriprise Financial, Inc. is a financial planning and financial services company that has been offering solutions for clients' asset accumulation, income management, and protection needs for more than 110 years. CMIA's management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, CMIA acts as an investment manager for itself, its affiliates, individuals, corporations, retirement plans, private investment companies, and financial intermediaries. The principal address of CMIA is 225 Franklin Street, Boston, MA 02110. As of December 31, 2013, CMIA had assets under management of approximately $324.6 billion.
The following individual is responsible for the day-to-day management of the Portfolio's assets allocated to CMIA.
Guy W. Pope, Senior Portfolio Manager, has served as senior portfolio manager and managing director at Columbia Management Investment Advisers, LLC since 2004.
The London Company of Virginia, LLC d/b/a The London Company
The London Company of Virginia, LLC d/b/a The London Company (“TLC” or “Sub-Adviser”) is a registered investment adviser. The principal address of TLC is 1801 Bayberry Court, Suite 301, Richmond, VA 23226. As of December 31, 2013, assets under management were approximately $8.4 billion.
The following individuals are jointly responsible for the day-to-day management of the Portfolio's assets allocated to TLC.
J. Brian Campbell, CFA, Portfolio Manager, joined TLC in 2010. Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management beginning in 2004.
Mark E. DeVaul, CFA, CPA, Portfolio Manager, joined TLC in 2011. Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments beginning in 2001.
Stephen M. Goddard, CFA, President, CIO and Lead Portfolio Manager, founded TLC in 1994. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter.
Jonathan T. Moody, CFA, Principal and Portfolio Manager, joined TLC in 2002. Previously, he founded Primary Research Group.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
05/01/13	ING Multi-Manager Large Cap Core Portfolio*	Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company
Since inception	ING Pioneer Fund Portfolio	Pioneer Investment Management, Inc.
*	Name change, change in sub-adviser, and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.
Performance of a Similarly Managed Mutual Fund
Voya  Large Cap Value Portfolio has substantially similar investment objectives, policies and investment strategies as an existing mutual fund (“Comparable Portfolio”) that is sold directly to the public on a retail basis and that is advised or sub-advised by Voya IM.
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MANAGEMENT OF THE PORTFOLIOS (continued)

The historical performance of the Comparable Portfolio is presented below. You should not consider the performance of the Comparable Portfolio as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Portfolio and not those to be paid by the Portfolio. The Comparable Portfolio's performance information shown below does not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that the sub-adviser of the Portfolio may manage other substantially similar mutual funds, the performance of which is not shown.
While the Portfolio is managed in a manner substantially similar to that of the Comparable Portfolio, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Portfolio. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Portfolio may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Portfolio would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Portfolio's performance.
The following table shows the average annual total returns of the Comparable Portfolio for the stated periods ended December 31, 2013, as well as a comparison with the performance of the applicable benchmark(s).
	1 Year	3 Years	5 Years	10 Years (or since inception)
Voya Large Cap Value Fund - Class A (PEQIX)%	30.16	15.19	17.81	8.25[1]
Russell 1000® Value Index(2)%	32.53	16.06	16.67	5.46
1	The Fund commenced operations on December 18, 2007.
2	The index returns do not reflect deductions for fees and expenses.
The Administrator
The Trust pays a management fee to DSL for its services. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement under which DSL, out of its management fee, pays many of the ordinary expenses for each Portfolio  (except VY BlackRock Inflation Protected Bond Portfolio, VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio, VY Franklin Income Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, VY MFS Utilities Portfolio, and VY T. Rowe Price International Stock Portfolio) including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the adviser. DSL does not bear the expenses of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by these Portfolios, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and ordinary expenses, such as litigation or indemnification expenses.
Pursuant to an Administrative Services Sub-Contract by and between DSL and Voya Funds Services, LLC (“Administrator”), the Administrator provides the aforementioned Portfolios with certain administrative services.
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MANAGEMENT OF THE PORTFOLIOS (continued)

Pursuant to an Administrative Services Agreement with the Trust, the Administrator receives an annual administrative services fee equal to 0.10% of the average daily net assets for VY BlackRock Inflation Protected Bond Portfolio, VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio, VY Franklin Income Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, VY MFS Utilities Portfolio, and VY T. Rowe Price International Stock Portfolio.
The administrative services provided to all Portfolios include acting as a liaison among the various service providers to the Portfolios, including the custodian, portfolio accounting agent, Sub-Advisers, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Advisers for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.
The Distributor
Voya  Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
151

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of each Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolios are open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolios (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Portfolio's NAV is not calculated. As a result, the NAV of a Portfolio may change on days when shareholders will not be able to purchase or redeem a Portfolio's shares. When market quotations are not available or are deemed unreliable, a Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolios or the Advisers may rely on the recommendations of a fair value pricing service approved by the Portfolios' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Advisers will make such determinations in good faith in accordance with procedures adopted by the Portfolios' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
Voya Liquid Assets Portfolio

Voya Liquid Assets Portfolio uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Portfolio's Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Portfolio, there can be no assurance that the Portfolio's NAV can be maintained at $1.00 per share.
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HOW TO BUY AND SELL SHARES

Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.
The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which a Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Advisers to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Advisers, is at risk of losing) its Qualified Plan status.
In addition, each Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and each Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plans and Shareholder Service Plans
Each Portfolio listed in the table below has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of each Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees for each of the Portfolios except Voya U.S. Stock Index Portfolio. The Distributor has agreed to waive 0.22% of the distribution fees for Voya U.S. Stock Index Portfolio. These waivers will continue through May 1, 2015 except for the 0.15% Class ADV waiver for VY BlackRock Health Sciences Opportunities Portfolio, VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio, and VY MFS Utilities Portfolio, which will continue through May 15, 2015, and except for the 0.15% Class ADV waiver for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio, which will continue through May 1, 2016.
Each Portfolio listed in the table below has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class S2 shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class S2 shares of the Portfolios. Under the Distribution
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HOW TO BUY AND SELL SHARES (continued)

Plan, each Portfolio makes payment at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees. The waiver will continue through May 1, 2015 except for the 0.10% Class S2 waiver for VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio, and VY MFS Utilities Portfolio, which will continue through May 15, 2015, and except for the 0.10% Class S2 waiver for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio, which will continue through May 1, 2016.
Last, each Portfolio listed in the table below has a shareholder service plan (“Service Plan”) for Class S and Class S2 shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class S and Class S2 shares of the Portfolios and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to each of its Class S and Class S2 shares. The Distributor has agreed to waive 0.01% of the shareholder service fee for Voya U.S. Stock Index Portfolio. This waiver will continue through May 1, 2015.
Because these distribution and shareholder service fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.
Portfolio	Class ADV	Class S	Class S2
VY BlackRock Health Sciences Opportunities	0.75%	0.25%	N/A
VY BlackRock Inflation Protected Bond	0.75%	0.25%	N/A
VY BlackRock Large Cap Growth	0.75%	0.25%	0.50%
VY Clarion Global Real Estate	0.75%	0.25%	0.50%
VY Clarion Real Estate	0.75%	0.25%	0.50%
VY FMRSM Diversified Mid Cap	0.75%	0.25%	0.50%
VY Franklin Income	0.75%	0.25%	0.50%
VY Franklin Mutual Shares	0.75%	0.25%	N/A
Voya Global Resources	0.75%	0.25%	0.50%
Voya High Yield	0.75%	0.25%	0.50%
VY Invesco Growth and Income	0.75%	0.25%	0.50%
VY JPMorgan Emerging Markets Equity	0.75%	0.25%	0.50%
VY JPMorgan Small Cap Core Equity	0.75%	0.25%	0.50%
Voya Large Cap Growth	0.75%	0.25%	0.50%
Voya Large Cap Value	0.75%	0.25%	0.50%
Voya Limited Maturity Bond	0.75%	0.25%	N/A
Voya Liquid Assets	N/A	0.25%	0.50%
VY Marsico Growth	0.75%	0.25%	0.50%
VY MFS Total Return	0.75%	0.25%	0.50%
VY MFS Utilities	0.75%	0.25%	0.50%
VY Morgan Stanley Global Franchise	0.75%	0.25%	0.50%
Voya Multi-Manager Large Cap Core	0.75%	0.25%	N/A
VY T. Rowe Price Capital Appreciation	0.75%	0.25%	0.50%
VY T. Rowe Price Equity Income	0.75%	0.25%	0.50%
VY T. Rowe Price International Stock	0.75%	0.25%	N/A
VY Templeton Global Growth	0.75%	0.25%	0.50%
Voya U.S. Stock Index	0.75%	0.25%	0.50%
154

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolios' administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolios.
The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolios may make a determination that certain trading activity is harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.
Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.
155

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, a Portfolio's Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
156

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Each Portfolio (except VY BlackRock Inflation Protected Bond Portfolio, Voya High Yield Portfolio, and Voya Liquid Assets Portfolio) declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's distributions may constitute a return of capital.
For VY BlackRock Inflation Protected Bond Portfolio, dividends from net investment income, if any, are declared and paid monthly. For Voya High Yield Portfolio, dividends from net investment income are declared daily and paid monthly. For Voya Liquid Assets Portfolio, dividends from net investment income are declared daily and paid monthly.
To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
157

INDEX DESCRIPTIONS

The Bank of America/Merrill Lynch U.S. High Yield Constrained Index (“BoA/ML US HY Constrained Index”) tracks the performance of BB- B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.
The Bank of America/Merrill Lynch U.S. High Yield Rated Index (“BoA/ML US HY Rated Index”) is an unmanaged index of bonds rated BB and B by Moody's or Standard & Poor's.
The Barclays High Yield Bond - 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
The Barclays U.S. Government/Credit 1-3 Year Index measures the performance of publicly issued investment-grade fixed rate debt issues, including treasuries, agencies, and credit securities with a maturity of at least one year and less than three years.
The Barclays U.S. Government/Credit Index includes securities in the government and credit indices. The government index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The credit index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
The Barclays U.S. Treasury Inflation Protected Securities Index (“Barclays U.S. TIPS Index”) is an unmanaged market index made up of U.S. Treasury Inflation Linked Indexed securities.
The MSCI All Country World Ex-U.S. Index (“MSCI ACW IndexSM Ex-U.S.”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The index represents approximately 92% of the U.S. market.
The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratio and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 3000 Health Care Index measures the performance of the health care segment of the U.S. equity universe. It includes the health care component of the Russell 3000® Index. The index is a daily priced, un-hedged, market cap free-float adjusted index that is rebalanced/reconstituted annually.
158

INDEX DESCRIPTIONS (continued)

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The S&P 500® Utilities Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® utilities sector.
The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. The companies in the index are engaged in real estate related activities, such as property ownership, management, development, rental, and investment.
The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
The S&P North American Natural Resources Sector Index (“S&P NANRS Index”) is an unmanaged index that measures the performance of U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.
159

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Portfolio for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
160

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Resources Portfolio
Class ADV
12-31-13	18.19	0.12•	2.27	2.39	0.12	—	—	0.12	—	20.46	13.18	1.39	1.24	1.24	0.65	109,942	45
12-31-12	18.91	0.10	(0.71)	(0.61)	0.11	—	—	0.11	—	18.19	(3.16)	1.40	1.25	1.25	0.47	105,126	50
12-31-11	21.04	0.07•	(2.04)	(1.97)	0.16	—	—	0.16	—	18.91	(9.47)	1.40	1.25	1.25	0.37	121,833	73
12-31-10	17.55	0.06•	3.61	3.67	0.18	—	—	0.18	—	21.04	21.26	1.40	1.25†	1.25†	0.33†	20,655	45
12-31-09	12.82	0.09•	4.65	4.74	0.01	—	—	0.01	—	17.55	36.96	1.41	1.26†	1.26†	0.64†	4,007	77
Class I
12-31-13	18.86	0.25•	2.34	2.59	0.25	—	—	0.25	—	21.20	13.84	0.64	0.64	0.64	1.25	27,021	45
12-31-12	19.59	0.20•	(0.72)	(0.52)	0.21	—	—	0.21	—	18.86	(2.58)	0.65	0.65	0.65	1.07	31,148	50
12-31-11	21.67	0.19•	(2.10)	(1.91)	0.17	—	—	0.17	—	19.59	(8.92)	0.65	0.65	0.65	0.88	37,839	73
12-31-10	18.00	0.16•	3.73	3.89	0.22	—	—	0.22	—	21.67	21.96	0.65	0.65†	0.65†	0.90†	46,813	45
12-31-09	13.14	0.19•	4.76	4.95	0.09	—	—	0.09	—	18.00	37.87	0.66	0.66†	0.66†	1.25†	29,788	77
Class S
12-31-13	18.72	0.20•	2.33	2.53	0.19	—	—	0.19	—	21.06	13.60	0.89	0.89	0.89	1.00	555,490	45
12-31-12	19.43	0.16•	(0.72)	(0.56)	0.15	—	—	0.15	—	18.72	(2.85)	0.90	0.90	0.90	0.83	596,715	50
12-31-11	21.50	0.13•	(2.08)	(1.95)	0.12	—	—	0.12	—	19.43	(9.15)	0.90	0.90	0.90	0.63	719,213	73
12-31-10	17.86	0.12•	3.69	3.81	0.17	—	—	0.17	—	21.50	21.64	0.90	0.90†	0.90†	0.65†	907,755	45
12-31-09	13.03	0.15	4.73	4.88	0.05	—	—	0.05	—	17.86	37.51	0.91	0.91†	0.91†	1.00†	902,260	77
Class S2
12-31-13	18.60	0.17•	2.31	2.48	0.16	—	—	0.16	—	20.92	13.40	1.14	1.04	1.04	0.86	20,464	45
12-31-12	19.30	0.14	(0.73)	(0.59)	0.11	—	—	0.11	—	18.60	(2.99)	1.15	1.05	1.05	0.68	21,852	50
12-31-11	21.35	0.12	(2.08)	(1.96)	0.09	—	—	0.09	—	19.30	(9.24)	1.15	1.05	1.05	0.48	24,930	73
12-31-10	17.74	0.09•	3.67	3.76	0.15	—	—	0.15	—	21.35	21.46	1.15	1.05†	1.05†	0.51†	30,537	45
12-31-09	12.93	0.12•	4.70	4.82	0.01	—	—	0.01	—	17.74	37.26	1.16	1.06†	1.06†	0.85†	28,494	77
Voya High Yield Portfolio
Class ADV
12-31-13	10.63	0.58•	(0.04)	0.54	0.57	—	—	0.57	—	10.60	5.25	1.25	1.10	1.10	5.44	117,539	26
12-31-12	9.93	0.59	0.73	1.32	0.62	—	—	0.62	—	10.63	13.64	1.25	1.10	1.10	5.81	92,640	32
12-31-11	10.22	0.71•	(0.31)	0.40	0.69	—	—	0.69	—	9.93	4.05	1.25	1.10	1.10	7.05	50,704	30
12-31-10	9.64	0.63•	0.66	1.29	0.71	—	—	0.71	—	10.22	13.87	1.24	1.09	1.09	6.34	26,663	28
12-31-09	7.01	0.62	2.67	3.29	0.66	—	—	0.66	—	9.64	48.93	1.25	1.10	1.10	8.54	1,464	70
See Accompanying Notes to Financial Highlights
161

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	10.64	0.64•	(0.03)	0.61	0.64	—	—	0.64	—	10.61	5.89	0.50	0.50	0.50	6.01	86,289	26
12-31-12	9.93	0.66•	0.73	1.39	0.68	—	—	0.68	—	10.64	14.43	0.50	0.50	0.50	6.43	147,591	32
12-31-11	10.22	0.76•	(0.29)	0.47	0.76	—	—	0.76	—	9.93	4.69	0.50	0.50	0.50	7.61	245,411	30
12-31-10	9.65	0.69	0.66	1.35	0.78	—	—	0.78	—	10.22	14.53	0.49	0.49	0.49	6.97	267,671	28
12-31-09	7.02	0.75•	2.59	3.34	0.71	—	—	0.71	—	9.65	49.77	0.50	0.50	0.50	9.84	57,950	70
Class S
12-31-13	10.63	0.62	(0.04)	0.58	0.61	—	—	0.61	—	10.60	5.62	0.75	0.75	0.75	5.78	691,275	26
12-31-12	9.93	0.64•	0.71	1.35	0.65	—	—	0.65	—	10.63	14.04	0.75	0.75	0.75	6.17	759,066	32
12-31-11	10.22	0.75	(0.31)	0.44	0.73	—	—	0.73	—	9.93	4.41	0.75	0.75	0.75	7.39	624,367	30
12-31-10	9.65	0.68•	0.65	1.33	0.76	—	—	0.76	—	10.22	14.25	0.74	0.74	0.74	6.80	631,092	28
12-31-09	7.02	0.76	2.56	3.32	0.69	—	—	0.69	—	9.65	49.37	0.75	0.75	0.75	9.18	470,270	70
Class S2
12-31-13	10.65	0.60•	(0.03)	0.57	0.60	—	—	0.60	—	10.62	5.47	1.00	0.90	0.90	5.63	6,722	26
12-31-12	9.94	0.60	0.75	1.35	0.64	—	—	0.64	—	10.65	13.97	1.00	0.90	0.90	5.98	5,628	32
12-31-11	10.22	0.72•	(0.29)	0.43	0.71	—	—	0.71	—	9.94	4.32	1.00	0.90	0.90	7.29	2,294	30
12-31-10	9.66	0.65	0.62	1.27	0.71	—	—	0.71	—	10.22	13.65	0.99	0.89	0.89	6.50	10	28
12-31-09	7.02	0.74	2.59	3.33	0.69	—	—	0.69	—	9.66	49.57	1.00	0.90	0.90	9.01	1	70
Voya Large Cap Growth Portfolio
Class ADV
12-31-13	14.17	0.03	4.24	4.27	0.06	0.16	—	0.22	—	18.22	30.29	1.43	1.07	1.07	0.14	2,519,145	77
12-31-12	12.23	0.11•	2.02	2.13	0.06	0.13	—	0.19	—	14.17	17.49	1.42	1.08	1.08	0.80	2,134,353	79
12-31-11	12.86	0.05•	0.24	0.29	0.04	—	0.88	0.92	—	12.23	1.88	1.44	1.20	1.20	0.37	70,714	77
12-31-10	11.34	0.04•	1.53	1.57	0.05	—	—	0.05	—	12.86	13.91	1.37	1.20†	1.20†	0.32†	8,618	134
12-31-09	8.01	0.02	3.31	3.33	—	—	—	—	—	11.34	41.57	1.36	1.20†	1.20†	0.17†	1	19
Class I
12-31-13	14.80	0.09	4.46	4.55	0.09	0.16	—	0.25	—	19.10	30.95	0.68	0.60	0.60	0.61	1,469,089	77
12-31-12	12.72	0.16•	2.13	2.29	0.08	0.13	—	0.21	—	14.80	18.10	0.67	0.60	0.60	1.09	969,313	79
12-31-11	13.27	0.12•	0.25	0.37	0.04	—	0.88	0.92	—	12.72	2.48	0.69	0.60	0.60	0.92	629,091	77
12-31-10	11.63	0.09	1.60	1.69	0.05	—	—	0.05	—	13.27	14.59	0.62	0.60†	0.60†	0.69†	299,170	134
12-31-09	8.19	0.07•	3.42	3.49	0.05	—	—	0.05	—	11.63	42.73	0.61	0.60†	0.60†	0.68†	282,862	19
Class S
12-31-13	14.61	0.06•	4.39	4.45	0.08	0.16	—	0.24	—	18.82	30.62	0.93	0.85	0.85	0.34	1,408,087	77
12-31-12	12.57	0.09	2.14	2.23	0.06	0.13	—	0.19	—	14.61	17.81	0.92	0.85	0.85	0.80	486,212	79
12-31-11	13.14	0.09•	0.25	0.34	0.03	—	0.88	0.91	—	12.57	2.24	0.94	0.85	0.85	0.68	338,683	77
12-31-10	11.54	0.04	1.60	1.64	0.04	—	—	0.04	—	13.14	14.25	0.87	0.85†	0.85†	0.45†	131,155	134
12-31-09	8.14	0.04•	3.40	3.44	0.04	—	—	0.04	—	11.54	42.45	0.86	0.85†	0.85†	0.41†	95,580	19
See Accompanying Notes to Financial Highlights
162

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-13	14.54	0.02	4.37	4.39	0.05	0.16	—	0.21	—	18.72	30.39	1.18	1.00	1.00	0.21	53,802	77
12-31-12	12.53	0.10•	2.10	2.20	0.06	0.13	—	0.19	—	14.54	17.69	1.17	1.00	1.00	0.71	35,383	79
12-31-11	13.13	0.07•	0.24	0.31	0.03	—	0.88	0.91	—	12.53	2.06	1.19	1.00	1.00	0.58	13,055	77
12-31-10	11.51	0.04	1.58	1.62	—	—	—	—	—	13.13	14.11	1.12	1.00†	1.00†	0.30†	988	134
12-31-09	8.10	0.03•	3.38	3.41	0.00*	—	—	—	—	11.51	42.11	1.11	1.00†	1.00†	0.37†	879	19
Voya Large Cap Value Portfolio
Class ADV
12-31-13	9.13	0.13•	2.60	2.73	0.19	—	—	0.19	—	11.67	30.12	1.51	1.26	1.26	1.17	12,730	104
12-31-12	8.19	0.15•	0.98	1.13	0.19	—	—	0.19	—	9.13	14.00	1.55	1.29	1.29	1.74	3,629	96
12-31-11	8.05	0.19•	0.03	0.22	0.08	—	—	0.08	—	8.19	2.76	1.55	1.29	1.29	2.41	2,424	92
12-31-10	6.92	0.12	1.17	1.29	0.16	—	—	0.16	—	8.05	18.96	1.54	1.29†	1.29†	1.61†	1	19
12-31-09	6.18	0.14	0.60	0.74	—	—	—	—	—	6.92	11.97	1.58	1.29†	1.28†	2.37†	1	34
Class I
12-31-13	9.23	0.19•	2.64	2.83	0.26	—	—	0.26	—	11.80	30.86	0.76	0.66	0.66	1.78	558,826	104
12-31-12	8.26	0.21•	0.99	1.20	0.23	—	—	0.23	—	9.23	14.71	0.80	0.69	0.69	2.35	273,167	96
12-31-11	8.06	0.24•	0.04	0.28	0.08	—	—	0.08	—	8.26	3.51	0.80	0.69	0.69	2.94	248,161	92
12-31-10	6.94	0.18	1.14	1.32	0.20	—	—	0.20	—	8.06	19.37	0.79	0.69†	0.69†	2.32†	142,983	19
12-31-09	6.16	0.19	0.59	0.78	—	—	—	—	—	6.94	12.66	0.83	0.69†	0.68†	2.98†	129,369	34
Class S
12-31-13	9.14	0.17•	2.61	2.78	0.22	—	—	0.22	—	11.70	30.66	1.01	0.91	0.91	1.53	608,298	104
12-31-12	8.19	0.19•	0.97	1.16	0.21	—	—	0.21	—	9.14	14.35	1.05	0.94	0.94	2.12	80,048	96
12-31-11	8.01	0.22•	0.04	0.26	0.08	—	—	0.08	—	8.19	3.28	1.05	0.94	0.94	2.74	66,983	92
12-31-10	6.90	0.15•	1.15	1.30	0.19	—	—	0.19	—	8.01	19.22	1.04	0.94†	0.94†	2.07†	3	19
12-31-09	6.14	0.15•	0.61	0.76	—	—	—	—	—	6.90	12.38	1.08	0.94†	0.93†	2.45†	3	34
Class S2
09-09-13(5) - 12-31-13	10.74	0.05•	0.92	0.97	0.02	—	—	0.02	—	11.69	9.06	1.26	1.06	1.06	1.33	3	104
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-13	9.92	0.03	0.01	0.04	0.08	—	—	0.08	—	9.88	0.36	1.03	0.88	0.88	0.35	40,656	527
12-31-12	9.88	0.03•	0.09	0.12	0.08	—	—	0.08	—	9.92	1.19	1.03	0.88	0.88	0.35	35,265	644
12-31-11	10.15	0.11•	(0.03)	0.08	0.35	—	—	0.35	—	9.88	0.79	1.03	0.88	0.88	1.07	24,671	370
12-31-10	10.27	0.14•	0.16	0.30	0.42	—	—	0.42	—	10.15	2.97	1.02	0.87†	0.87†	1.36†	9,294	434
12-31-09	10.19	0.31	0.34	0.65	0.48	0.09	—	0.57	—	10.27	6.48	1.02	0.87†	0.87†	2.92†	1	460
See Accompanying Notes to Financial Highlights
163

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	10.17	0.10•	(0.01)	0.09	0.12	—	—	0.12	—	10.14	0.90	0.28	0.28	0.28	0.94	110,389	527
12-31-12	10.10	0.09•	0.09	0.18	0.11	—	—	0.11	—	10.17	1.81	0.28	0.28	0.28	0.90	229,471	644
12-31-11	10.32	0.18•	(0.04)	0.14	0.36	—	—	0.36	—	10.10	1.35	0.28	0.28	0.28	1.73	32,131	370
12-31-10	10.38	0.29•	0.07	0.36	0.42	—	—	0.42	—	10.32	3.52	0.27	0.27†	0.27†	2.77†	60,020	434
12-31-09	10.28	0.37•	0.38	0.75	0.56	0.09	—	0.65	—	10.38	7.41	0.27	0.27†	0.27†	3.52†	113,672	460
Class S
12-31-13	10.21	0.08	(0.01)	0.07	0.09	—	—	0.09	—	10.19	0.71	0.53	0.53	0.53	0.69	117,451	527
12-31-12	10.14	0.07•	0.08	0.15	0.08	—	—	0.08	—	10.21	1.50	0.53	0.53	0.53	0.71	134,099	644
12-31-11	10.35	0.15•	(0.03)	0.12	0.33	—	—	0.33	—	10.14	1.16	0.53	0.53	0.53	1.45	155,919	370
12-31-10	10.42	0.24•	0.08	0.32	0.39	—	—	0.39	—	10.35	3.13	0.52	0.52†	0.52†	2.32†	179,330	434
12-31-09	10.31	0.34•	0.38	0.72	0.52	0.09	—	0.61	—	10.42	7.16	0.52	0.52†	0.52†	3.30†	196,325	460
Voya Liquid Assets Portfolio
Class I
12-31-13	1.00	—	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.02	0.28	0.22	0.22	0.00*	81,029	—
12-31-12	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.11	0.28	0.28	0.28	0.10	98,940	—
12-31-11	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.04	0.27	0.25	0.25	0.01	111,088	—
12-31-10	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.06	0.27	0.27	0.27	0.06	129,360	—
12-31-09	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.52	0.29	0.29	0.29	0.31	153,190	—
Class S
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.53	0.23	0.23	0.00*	753,517	—
12-31-12	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.53	0.38	0.38	0.00*	897,738	—
12-31-11	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	0.52	0.26	0.26	0.00*	1,072,086	—
12-31-10	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.00	0.52	0.33	0.33	0.00*	1,157,898	—
12-31-09	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.31	0.54	0.51	0.51	0.10	1,610,786	—
Class S2
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.78	0.23	0.23	(0.00)*	296,540	—
12-31-12	1.00	0.00*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.78	0.38	0.38	0.00*	270,143	—
12-31-11	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.03	0.77	0.26	0.26	0.00*	229,337	—
12-31-10	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.00	0.77	0.34	0.34	0.00*	185,550	—
12-31-09	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.27	0.79	0.55	0.55	0.05	134,392	—
See Accompanying Notes to Financial Highlights
164

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Multi-Manager Large Cap Core Portfolio
Class ADV
12-31-13	11.38	0.09•	3.30	3.39	0.05	—	—	0.05	—	14.72	29.80	1.50	1.33	1.33	0.67	1,541	105
12-31-12	10.46	0.10	0.94	1.04	0.12	—	—	0.12	—	11.38	9.93	1.48	1.33	1.32	0.95	1,268	43
12-31-11	11.12	0.10•	(0.64)	(0.54)	0.12	—	—	0.12	—	10.46	(4.88)	1.48	1.33	1.33	0.92	1,003	12
12-31-10	9.74	0.08•	1.42	1.50	0.12	—	—	0.12	—	11.12	15.41	1.48	1.33†	1.33†	0.74†	611	19
12-31-09	7.93	0.11•	1.77	1.88	0.07	—	—	0.07	—	9.74	23.74	1.48	1.31†	1.30†	1.32†	1	19
Class I
12-31-13	11.42	0.17•	3.33	3.50	0.13	—	—	0.13	—	14.79	30.66	0.75	0.73	0.73	1.28	316,869	105
12-31-12	10.50	0.17•	0.93	1.10	0.18	—	—	0.18	—	11.42	10.50	0.73	0.73	0.72	1.54	29,086	43
12-31-11	11.16	0.18	(0.66)	(0.48)	0.18	—	—	0.18	—	10.50	(4.29)	0.73	0.73	0.73	1.49	29,839	12
12-31-10	9.73	0.13	1.43	1.56	0.13	—	—	0.13	—	11.16	16.13	0.73	0.73†	0.73†	1.37†	34,623	19
12-31-09	7.92	0.15	1.79	1.94	0.13	—	—	0.13	—	9.73	24.45	0.73	0.71†	0.70†	1.79†	28,964	19
Class S
12-31-13	11.44	0.14•	3.32	3.46	0.09	—	—	0.09	—	14.81	30.29	1.00	0.98	0.98	1.02	56,868	105
12-31-12	10.51	0.14•	0.94	1.08	0.15	—	—	0.15	—	11.44	10.29	0.98	0.98	0.97	1.29	47,686	43
12-31-11	11.17	0.15	(0.66)	(0.51)	0.15	—	—	0.15	—	10.51	(4.56)	0.98	0.98	0.98	1.23	50,748	12
12-31-10	9.74	0.11	1.43	1.54	0.11	—	—	0.11	—	11.17	15.85	0.98	0.98†	0.98†	1.12†	61,972	19
12-31-09	7.93	0.13•	1.79	1.92	0.11	—	—	0.11	—	9.74	24.15	0.98	0.96†	0.95†	1.54†	55,060	19
Voya U.S. Stock Index Portfolio
Class ADV
12-31-13	11.27	0.16	3.34	3.50	0.20	0.31	—	0.51	—	14.26	31.40	1.02	0.80	0.80	1.32	105,584	9
12-31-12	10.23	0.18•	1.34	1.52	0.17	0.31	—	0.48	—	11.27	15.15	1.02	0.80	0.80	1.59	67,287	7
12-31-11	10.76	0.14•	0.02	0.16	0.18	0.51	—	0.69	—	10.23	1.30	1.01	0.79	0.79	1.37	27,415	21
12-31-10	9.56	0.13•	1.21	1.34	0.14	—	—	0.14	—	10.76	14.06	1.01	0.79†	0.79†	1.29†	10,554	24
05-28-09(5) - 12-31-09	7.75	0.12•	1.74	1.86	0.05	—	—	0.05	—	9.56	23.99	1.01	0.79†	0.79†	2.20†	155	12
Class I
12-31-13	11.50	0.24•	3.40	3.64	0.26	0.31	—	0.57	—	14.57	32.04	0.27	0.27	0.27	1.85	4,322,478	9
12-31-12	10.41	0.23•	1.39	1.62	0.22	0.31	—	0.53	—	11.50	15.79	0.27	0.27	0.27	2.05	4,207,241	7
12-31-11	10.92	0.19	0.02	0.21	0.21	0.51	—	0.72	—	10.41	1.81	0.26	0.26	0.26	1.84	3,855,696	21
12-31-10	9.66	0.18•	1.24	1.42	0.16	—	—	0.16	—	10.92	14.74	0.26	0.26†	0.26†	1.79†	3,645,772	24
12-31-09	7.70	0.18•	1.84	2.02	0.06	—	—	0.06	—	9.66	26.22	0.26	0.26†	0.26†	1.99†	3,475,342	12
See Accompanying Notes to Financial Highlights
165

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S
12-31-13	11.44	0.20	3.39	3.59	0.23	0.31	—	0.54	—	14.49	31.75	0.52	0.51	0.51	1.61	37,259	9
12-31-12	10.36	0.20•	1.38	1.58	0.19	0.31	—	0.50	—	11.44	15.48	0.52	0.51	0.51	1.80	25,865	7
12-31-11	10.87	0.16	0.03	0.19	0.19	0.51	—	0.70	—	10.36	1.58	0.51	0.50	0.50	1.61	27,133	21
12-31-10	9.62	0.15•	1.23	1.38	0.13	—	—	0.13	—	10.87	14.42	0.51	0.50†	0.50†	1.54†	24,781	24
12-31-09	7.67	0.15•	1.84	1.99	0.04	—	—	0.04	—	9.62	25.97	0.51	0.51†	0.51†	1.82†	26,732	12
Class S2
12-31-13	11.37	0.19•	3.35	3.54	0.22	0.31	—	0.53	—	14.38	31.46	0.77	0.67	0.67	1.46	157,313	9
12-31-12	10.31	0.19•	1.36	1.55	0.18	0.31	—	0.49	—	11.37	15.29	0.77	0.67	0.67	1.69	93,052	7
12-31-11	10.83	0.16•	0.01	0.17	0.18	0.51	—	0.69	—	10.31	1.43	0.76	0.66	0.66	1.47	55,893	21
12-31-10	9.59	0.14•	1.23	1.37	0.13	—	—	0.13	—	10.83	14.26	0.76	0.66†	0.66†	1.40†	31,885	24
12-31-09	7.65	0.14•	1.83	1.97	0.03	—	—	0.03	—	9.59	25.79	0.76	0.66†	0.66†	1.69†	25,311	12
VY BlackRock Health Sciences Opportunities Portfolio
Class ADV
12-31-13	12.87	(0.00)*•	5.48	5.48	0.00*	1.21	—	1.21	—	17.14	43.83	1.50	1.35	1.35	(0.03)	450	88
12-31-12	11.16	0.02•	2.00	2.02	0.11	0.20	—	0.31	—	12.87	18.25	1.51	1.36	1.36	0.13	97	127
12-31-11	10.76	(0.01)	0.49	0.48	0.08	—	—	0.08	—	11.16	4.39	1.50	1.35	1.34	(0.01)	50	176
12-31-10	10.13	0.03	0.60	0.63	—	—	—	—	—	10.76	6.22	1.50	1.35†	1.34†	0.32†	1	60
12-31-09	8.47	(0.03)	1.69	1.66	—	—	—	—	—	10.13	19.60	1.51	1.35	1.34	(0.38)	1	56
Class I
12-31-13	13.43	0.10•	5.74	5.84	0.04	1.21	—	1.25	—	18.02	44.73	0.75	0.75	0.75	0.64	14,769	88
12-31-12	11.58	0.09•	2.08	2.17	0.12	0.20	—	0.32	—	13.43	18.94	0.76	0.76	0.76	0.73	6,995	127
12-31-11	11.09	0.03•	0.54	0.57	0.08	—	—	0.08	—	11.58	5.12	0.75	0.75	0.74	0.26	4,352	176
12-31-10	10.34	0.08•	0.67	0.75	—	—	—	—	—	11.09	7.25	0.75	0.75†	0.74†	0.74†	4,640	60
12-31-09	8.59	0.01	1.74	1.75	—	—	—	—	—	10.34	20.37	0.76	0.75	0.74	0.17	7,890	56
Class S
12-31-13	13.32	0.05	5.69	5.74	0.01	1.21	—	1.22	—	17.84	44.32	1.00	1.00	1.00	0.39	390,117	88
12-31-12	11.48	0.07	2.06	2.13	0.09	0.20	—	0.29	—	13.32	18.73	1.01	1.01	1.01	0.50	229,608	127
12-31-11	11.01	(0.00)*	0.53	0.53	0.06	—	—	0.06	—	11.48	4.76	1.00	1.00	0.99	0.02	201,483	176
12-31-10	10.29	0.06	0.66	0.72	—	—	—	—	—	11.01	7.00	1.00	1.00†	0.99†	0.57†	190,935	60
12-31-09	8.57	(0.01)	1.73	1.72	—	—	—	—	—	10.29	20.07	1.01	1.00	0.99	(0.07)	202,164	56
See Accompanying Notes to Financial Highlights
166

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-13	10.74	(0.07)•	(0.88)	(0.95)	—	0.64	—	0.64	—	9.15	(8.98)	1.29	1.14	1.14	(0.66)	74,204	613
12-31-12	10.73	0.02	0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13	1.13	0.19	102,747	475
12-31-11	10.26	0.14•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13	1.13	1.36	63,860	465
12-31-10	10.07	0.04•	0.47	0.51	0.11	0.21	—	0.32	—	10.26	5.07	1.31	1.11†	1.11†	0.36†	21,390	413
12-31-09	9.33	0.12	0.78	0.90	0.15	0.01	—	0.16	—	10.07	9.58	1.33	1.18	1.18	1.21	1	305
Class I
12-31-13	10.97	(0.00)*	(0.91)	(0.91)	—	0.64	—	0.64	—	9.42	(8.41)	0.54	0.54	0.54	(0.05)	476,969	613
12-31-12	10.91	0.09	0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53	0.53	0.83	508,369	475
12-31-11	10.41	0.26	0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53	0.53	2.45	423,197	465
12-31-10	10.15	0.13	0.46	0.59	0.12	0.21	—	0.33	—	10.41	5.89	0.56	0.51†	0.51†	1.23†	424,890	413
12-31-09	9.37	0.17•	0.80	0.97	0.18	0.01	—	0.19	—	10.15	10.33	0.58	0.58	0.58	1.74	392,010	305
Class S
12-31-13	10.94	(0.04)•	(0.89)	(0.93)	—	0.64	—	0.64	—	9.37	(8.62)	0.79	0.79	0.79	(0.40)	301,374	613
12-31-12	10.90	0.06	0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78	0.78	0.50	587,903	475
12-31-11	10.40	0.20•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78	0.78	1.86	522,743	465
12-31-10	10.16	0.10	0.46	0.56	0.11	0.21	—	0.32	—	10.40	5.59	0.81	0.76†	0.76†	0.96†	264,757	413
12-31-09	9.42	0.26•	0.66	0.92	0.17	0.01	—	0.18	—	10.16	9.73	0.83	0.83	0.83	2.60	166,825	305
VY BlackRock Large Cap Growth Portfolio
Class ADV
12-31-13	10.63	0.03	3.42	3.45	0.11	—	—	0.11	—	13.97	32.65	1.55	1.40	1.40	0.18	12,845	46
12-31-12	9.35	0.07	1.24	1.31	0.03	—	—	0.03	—	10.63	14.03	1.56	1.41	1.41	0.82	10,386	120
12-31-11	9.55	0.00*	(0.18)	(0.18)	0.02	—	—	0.02	—	9.35	(1.87)	1.56	1.41	1.41	0.17	7,643	156
12-31-10	8.45	0.00*	1.10	1.10	0.00*	—	—	0.00*	—	9.55	13.04	1.56	1.41†	1.41†	0.13†	5,695	200
12-31-09	6.52	(0.00)*	1.93	1.93	—	—	—	—	—	8.45	29.60	1.56	1.36†	1.36†	(0.05)†	3,849	231
Class I
12-31-13	10.96	0.10•	3.53	3.63	0.17	—	—	0.17	—	14.42	33.41	0.80	0.80	0.80	0.78	191,368	46
12-31-12	9.62	0.15•	1.27	1.42	0.08	—	—	0.08	—	10.96	14.78	0.81	0.81	0.81	1.40	162,295	120
12-31-11	9.80	0.07	(0.19)	(0.12)	0.06	—	—	0.06	—	9.62	(1.30)	0.81	0.81	0.81	0.71	160,524	156
12-31-10	8.67	0.06	1.11	1.17	0.04	—	—	0.04	—	9.80	13.60	0.81	0.81†	0.81†	0.68†	172,451	200
12-31-09	6.68	0.04	1.99	2.03	0.04	—	—	0.04	—	8.67	30.58	0.81	0.76†	0.76†	0.55†	167,466	231
See Accompanying Notes to Financial Highlights
167

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S
12-31-13	10.90	0.07•	3.51	3.58	0.14	—	—	0.14	—	14.34	33.10	1.05	1.04	1.04	0.54	179,255	46
12-31-12	9.57	0.12•	1.26	1.38	0.05	—	—	0.05	—	10.90	14.47	1.06	1.04	1.04	1.16	156,893	120
12-31-11	9.76	0.04	(0.19)	(0.15)	0.04	—	—	0.04	—	9.57	(1.58)	1.06	1.04	1.04	0.48	150,372	156
12-31-10	8.63	0.04	1.11	1.15	0.02	—	—	0.02	—	9.76	13.42	1.06	1.04†	1.04†	0.44†	146,392	200
12-31-09	6.65	0.02	1.98	2.00	0.02	—	—	0.02	—	8.63	30.20	1.06	1.01†	1.01†	0.31†	143,730	231
Class S2
12-31-13	10.75	0.04	3.48	3.52	0.13	—	—	0.13	—	14.14	32.93	1.30	1.20	1.20	0.39	10,087	46
12-31-12	9.45	0.11	1.23	1.34	0.04	—	—	0.04	—	10.75	14.21	1.31	1.21	1.21	1.01	6,788	120
12-31-11	9.64	0.03	(0.19)	(0.16)	0.03	—	—	0.03	—	9.45	(1.68)	1.31	1.21	1.21	0.35	5,987	156
12-31-10	8.53	0.02	1.10	1.12	0.01	—	—	0.01	—	9.64	13.21	1.31	1.21†	1.21†	0.32†	5,459	200
12-31-09	6.56	0.01	1.96	1.97	—	—	—	—	—	8.53	30.03	1.31	1.16†	1.16†	0.16†	3,957	231
VY Clarion Global Real Estate Portfolio
Class ADV
12-31-13	10.96	0.12•	0.25	0.37	0.62	—	—	0.62	—	10.71	3.29	1.73	1.49	1.49	1.13	23,863	35
12-31-12	8.79	0.14	2.07	2.21	0.04	—	—	0.04	—	10.96	25.17	1.75	1.49	1.49	1.52	15,270	43
12-31-11	9.64	0.14•	(0.64)	(0.50)	0.35	—	—	0.35	—	8.79	(5.62)	1.72	1.49	1.49	1.46	10,225	34
12-31-10	9.22	0.13•	1.15	1.28	0.86	—	—	0.86	—	9.64	15.61	1.73	1.49†	1.49†	1.39†	5,304	56
12-31-09	7.07	0.18	2.10	2.28	0.13	—	—	0.13	—	9.22	32.88	1.76	1.49†	1.49†	2.36†	1	76
Class I
12-31-13	11.17	0.19•	0.26	0.45	0.66	—	—	0.66	—	10.96	3.95	0.98	0.89	0.89	1.70	121,414	35
12-31-12	8.93	0.20•	2.12	2.32	0.08	—	—	0.08	—	11.17	26.08	1.00	0.89	0.89	1.97	106,134	43
12-31-11	9.75	0.19	(0.65)	(0.46)	0.36	—	—	0.36	—	8.93	(5.15)	0.97	0.89	0.89	1.97	210,292	34
12-31-10	9.26	0.17•	1.18	1.35	0.86	—	—	0.86	—	9.75	16.33	0.98	0.89†	0.89†	1.92†	222,983	56
12-31-09	7.12	0.23•	2.11	2.34	0.20	—	—	0.20	—	9.26	33.75	1.01	0.89†	0.89†	3.20†	190,880	76
Class S
12-31-13	11.11	0.16•	0.26	0.42	0.63	—	—	0.63	—	10.90	3.71	1.23	1.14	1.14	1.42	161,379	35
12-31-12	8.89	0.19•	2.08	2.27	0.05	—	—	0.05	—	11.11	25.65	1.25	1.14	1.14	1.86	173,554	43
12-31-11	9.70	0.16•	(0.64)	(0.48)	0.33	—	—	0.33	—	8.89	(5.30)	1.22	1.14	1.14	1.70	154,055	34
12-31-10	9.22	0.15•	1.17	1.32	0.84	—	—	0.84	—	9.70	16.00	1.23	1.14†	1.14†	1.66†	187,177	56
12-31-09	7.09	0.21	2.10	2.31	0.18	—	—	0.18	—	9.22	33.42	1.26	1.14†	1.14†	2.79†	184,853	76
Class S2
12-31-13	11.17	0.14•	0.26	0.40	0.61	—	—	0.61	—	10.96	3.54	1.48	1.29	1.29	1.27	1,842	35
12-31-12	8.93	0.17•	2.11	2.28	0.04	—	—	0.04	—	11.17	25.52	1.50	1.29	1.29	1.71	1,935	43
12-31-11	9.74	0.15•	(0.64)	(0.49)	0.32	—	—	0.32	—	8.93	(5.43)	1.47	1.29	1.29	1.55	1,815	34
12-31-10	9.26	0.14•	1.17	1.31	0.83	—	—	0.83	—	9.74	15.77	1.48	1.29†	1.29†	1.51†	2,265	56
12-31-09	7.11	0.18	2.14	2.32	0.17	—	—	0.17	—	9.26	33.26	1.51	1.29†	1.29†	2.62†	2,298	76
See Accompanying Notes to Financial Highlights
168

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY Clarion Real Estate Portfolio
Class ADV
12-31-13	26.18	0.30•	0.15	0.45	0.34	—	—	0.34	—	26.29	1.65	1.61	1.21	1.21	1.11	62,462	52
12-31-12	22.94	0.28•	3.20	3.48	0.24	—	—	0.24	—	26.18	15.17	1.60	1.21	1.21	1.11	48,742	35
12-31-11	21.32	0.34•	1.61	1.95	0.33	—	—	0.33	—	22.94	9.09	1.47	1.19	1.19	1.53	26,977	33
12-31-10	17.34	0.27•	4.40	4.67	0.69	—	—	0.69	—	21.32	27.57	1.40	1.21†	1.21†	1.37†	11,045	49
12-31-09	13.77	0.37•	4.07	4.44	0.52	0.35	—	0.87	—	17.34	35.38	1.41	1.23†	1.23†	2.79†	1,391	91
Class I
12-31-13	27.22	0.48•	0.17	0.65	0.45	—	—	0.45	—	27.42	2.27	0.86	0.61	0.61	1.67	116,778	52
12-31-12	23.77	0.45•	3.32	3.77	0.32	—	—	0.32	—	27.22	15.85	0.85	0.61	0.61	1.70	114,961	35
12-31-11	21.97	0.47•	1.68	2.15	0.35	—	—	0.35	—	23.77	9.76	0.72	0.59	0.59	2.02	69,269	33
12-31-10	17.78	0.35•	4.56	4.91	0.72	—	—	0.72	—	21.97	28.28	0.65	0.61†	0.61†	1.75†	56,759	49
12-31-09	14.13	0.46•	4.17	4.63	0.63	0.35	—	0.98	—	17.78	36.29	0.66	0.63†	0.63†	3.59†	44,956	91
Class S
12-31-13	27.14	0.39•	0.19	0.58	0.37	—	—	0.37	—	27.35	2.06	1.11	0.86	0.86	1.38	420,035	52
12-31-12	23.71	0.36•	3.33	3.69	0.26	—	—	0.26	—	27.14	15.54	1.10	0.86	0.86	1.39	474,299	35
12-31-11	21.92	0.40•	1.69	2.09	0.30	—	—	0.30	—	23.71	9.50	0.97	0.84	0.84	1.74	449,964	33
12-31-10	17.75	0.29•	4.57	4.86	0.69	—	—	0.69	—	21.92	27.98	0.90	0.86†	0.86†	1.48†	457,721	49
12-31-09	14.08	0.46	4.13	4.59	0.57	0.35	—	0.92	—	17.75	35.89	0.91	0.88†	0.88†	3.14†	395,965	91
Class S2
12-31-13	26.99	0.35•	0.18	0.53	0.34	—	—	0.34	—	27.18	1.87	1.36	1.01	1.01	1.25	25,796	52
12-31-12	23.59	0.33•	3.30	3.63	0.23	—	—	0.23	—	26.99	15.38	1.35	1.01	1.01	1.25	26,559	35
12-31-11	21.82	0.37•	1.67	2.04	0.27	—	—	0.27	—	23.59	9.31	1.22	0.99	0.99	1.61	22,854	33
12-31-10	17.68	0.26•	4.54	4.80	0.66	—	—	0.66	—	21.82	27.75	1.15	1.01†	1.01†	1.33†	21,179	49
12-31-09	14.01	0.40•	4.16	4.56	0.54	0.35	—	0.89	—	17.68	35.70	1.16	1.03†	1.03†	3.00†	18,835	91
VY FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-13	15.15	(0.00)*	5.38	5.38	0.03	0.07	—	0.10	—	20.43	35.62	1.39	1.24	1.24	(0.03)	70,648	132
12-31-12	13.30	0.05	1.84	1.89	0.04	—	—	0.04	—	15.15	14.24	1.39	1.24	1.24	0.36	56,105	186
12-31-11	15.02	(0.04)	(1.65)	(1.69)	0.03	—	—	0.03	—	13.30	(11.28)	1.39	1.24	1.24	(0.30)	53,845	88
12-31-10	11.75	(0.01)	3.29	3.28	0.01	—	—	0.01	—	15.02	27.89	1.39	1.24†	1.24†	(0.11)†	38,961	34
12-31-09	8.49	0.00*	3.28	3.28	0.02	—	—	0.02	—	11.75	38.65	1.40	1.24	1.24	0.05	11,364	59
See Accompanying Notes to Financial Highlights
169

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	15.47	0.10•	5.51	5.61	0.13	0.07	—	0.20	—	20.88	36.39	0.64	0.64	0.64	0.58	110,005	132
12-31-12	13.58	0.15•	1.88	2.03	0.14	—	—	0.14	—	15.47	14.93	0.64	0.64	0.64	1.03	92,185	186
12-31-11	15.24	0.05	(1.68)	(1.63)	0.03	—	—	0.03	—	13.58	(10.72)	0.64	0.64	0.64	0.28	75,502	88
12-31-10	11.89	0.06	3.34	3.40	0.05	—	—	0.05	—	15.24	28.62	0.64	0.64†	0.64†	0.48†	93,325	34
12-31-09	8.57	0.07•	3.32	3.39	0.07	—	—	0.07	—	11.89	39.61	0.65	0.64	0.64	0.68	74,080	59
Class S
12-31-13	15.38	0.06•	5.47	5.53	0.09	0.07	—	0.16	—	20.75	36.02	0.89	0.89	0.89	0.33	964,463	132
12-31-12	13.50	0.10•	1.87	1.97	0.09	—	—	0.09	—	15.38	14.63	0.89	0.89	0.89	0.69	848,802	186
12-31-11	15.19	0.01	(1.67)	(1.66)	0.03	—	—	0.03	—	13.50	(10.95)	0.89	0.89	0.89	0.03	901,291	88
12-31-10	11.85	0.03	3.33	3.36	0.02	—	—	0.02	—	15.19	28.36	0.89	0.89†	0.89†	0.23†	1,196,633	34
12-31-09	8.55	0.04	3.31	3.35	0.05	—	—	0.05	—	11.85	39.18	0.90	0.89	0.89	0.40	984,825	59
Class S2
12-31-13	15.29	0.04	5.43	5.47	0.06	0.07	—	0.13	—	20.63	35.86	1.14	1.04	1.04	0.17	76,836	132
12-31-12	13.43	0.09	1.84	1.93	0.07	—	—	0.07	—	15.29	14.41	1.14	1.04	1.04	0.56	65,198	186
12-31-11	15.13	(0.02)	(1.65)	(1.67)	0.03	—	—	0.03	—	13.43	(11.06)	1.14	1.04	1.04	(0.12)	62,480	88
12-31-10	11.81	0.01	3.32	3.33	0.01	—	—	0.01	—	15.13	28.17	1.14	1.04†	1.04†	0.08†	71,542	34
12-31-09	8.52	0.02	3.31	3.33	0.04	—	—	0.04	—	11.81	39.05	1.15	1.04	1.04	0.25	49,665	59
VY Franklin Income Portfolio
Class ADV
12-31-13	10.09	0.41•	0.98	1.39	0.54	—	—	0.54	—	10.94	14.14	1.51	1.36	1.36	3.91	53,031	23
12-31-12	9.55	0.52•	0.62	1.14	0.60	—	—	0.60	—	10.09	12.33	1.53	1.38	1.38	5.22	28,291	25
12-31-11	9.91	0.53•	(0.31)	0.22	0.58	—	—	0.58	—	9.55	2.06	1.52	1.37	1.37	5.42	17,231	25
12-31-10	9.33	0.48•	0.64	1.12	0.54	—	—	0.54	—	9.91	12.51	1.53	1.36†	1.36†	5.12†	7,830	48
12-31-09	7.58	0.46•	1.81	2.27	0.52	—	—	0.52	—	9.33	31.13	1.55	1.34	1.34	5.64	1	48
Class I
12-31-13	10.38	0.46	1.04	1.50	0.58	—	—	0.58	—	11.30	14.81	0.76	0.76	0.76	4.53	326,510	23
12-31-12	9.77	0.59•	0.66	1.25	0.64	—	—	0.64	—	10.38	13.17	0.78	0.78	0.78	5.83	274,701	25
12-31-11	10.08	0.60•	(0.32)	0.28	0.59	—	—	0.59	—	9.77	2.63	0.77	0.77	0.77	5.97	266,035	25
12-31-10	9.42	0.55•	0.65	1.20	0.54	—	—	0.54	—	10.08	13.25	0.78	0.76†	0.76†	5.70†	308,236	48
12-31-09	7.67	0.53•	1.82	2.35	0.60	—	—	0.60	—	9.42	32.03	0.80	0.74	0.74	6.32	306,057	48
Class S
12-31-13	10.31	0.46•	1.02	1.48	0.56	—	—	0.56	—	11.23	14.64	1.01	1.01	1.01	4.28	556,255	23
12-31-12	9.71	0.56•	0.65	1.21	0.61	—	—	0.61	—	10.31	12.85	1.03	1.03	1.03	5.58	513,445	25
12-31-11	10.03	0.57•	(0.32)	0.25	0.57	—	—	0.57	—	9.71	2.31	1.02	1.02	1.02	5.73	487,480	25
12-31-10	9.38	0.52•	0.65	1.17	0.52	—	—	0.52	—	10.03	12.97	1.03	1.01†	1.01†	5.45†	480,911	48
12-31-09	7.65	0.50•	1.81	2.31	0.58	—	—	0.58	—	9.38	31.51	1.05	0.99	0.99	6.06	465,967	48
See Accompanying Notes to Financial Highlights
170

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-13	10.29	0.45•	1.00	1.45	0.54	—	—	0.54	—	11.20	14.40	1.26	1.16	1.16	4.14	10,543	23
12-31-12	9.69	0.52	0.68	1.20	0.60	—	—	0.60	—	10.29	12.73	1.28	1.18	1.18	5.42	10,258	25
12-31-11	10.01	0.54	(0.30)	0.24	0.56	—	—	0.56	—	9.69	2.20	1.27	1.17	1.17	5.58	8,994	25
12-31-10	9.36	0.49	0.66	1.15	0.50	—	—	0.50	—	10.01	12.80	1.28	1.16†	1.16†	5.30†	8,986	48
12-31-09	7.63	0.45	1.84	2.29	0.56	—	—	0.56	—	9.36	31.27	1.30	1.14	1.14	5.90	7,860	48
VY Franklin Mutual Shares Portfolio
Class ADV
12-31-13	8.47	0.13•	2.18	2.31	0.09	—	—	0.09	—	10.69	27.31	1.53	1.38	1.38	1.29	10,045	25
12-31-12	7.58	0.11	0.89	1.00	0.11	—	—	0.11	—	8.47	13.29	1.54	1.39	1.39	1.28	6,922	26
12-31-11	7.95	0.12•	(0.20)	(0.08)	0.29	—	—	0.29	—	7.58	(1.20)	1.53	1.38	1.38	1.55	6,443	32
12-31-10	7.20	0.18•	0.62	0.80	0.05	—	—	0.05	—	7.95	11.15	1.53	1.38	1.38	2.46	3,717	34
12-31-09	5.73	0.06	1.42	1.48	0.01	—	—	0.01	—	7.20	25.82	1.54	1.39	1.39	1.07	1	57
Class I
12-31-13	8.65	0.19•	2.22	2.41	0.13	—	—	0.13	—	10.93	28.01	0.78	0.78	0.78	1.89	316,256	25
12-31-12	7.72	0.15•	0.93	1.08	0.15	—	—	0.15	—	8.65	14.14	0.79	0.79	0.79	1.87	261,909	26
12-31-11	8.06	0.17•	(0.21)	(0.04)	0.30	—	—	0.30	—	7.72	(0.68)	0.78	0.78	0.78	2.16	256,398	32
12-31-10	7.25	0.23•	0.63	0.86	0.05	—	—	0.05	—	8.06	11.91	0.78	0.78	0.78	3.08	292,796	34
12-31-09	5.73	0.12	1.41	1.53	0.01	—	—	0.01	—	7.25	26.70	0.79	0.79	0.79	1.88	290,087	57
Class S
12-31-13	8.63	0.16•	2.22	2.38	0.11	—	—	0.11	—	10.90	27.67	1.03	1.03	1.03	1.64	211,149	25
12-31-12	7.70	0.13•	0.93	1.06	0.13	—	—	0.13	—	8.63	13.86	1.04	1.04	1.04	1.62	184,345	26
12-31-11	8.04	0.15•	(0.21)	(0.06)	0.28	—	—	0.28	—	7.70	(0.93)	1.03	1.03	1.03	1.91	185,698	32
12-31-10	7.24	0.21•	0.62	0.83	0.03	—	—	0.03	—	8.04	11.54	1.03	1.03	1.03	2.84	209,719	34
12-31-09	5.73	0.10	1.42	1.52	0.01	—	—	0.01	—	7.24	26.52	1.04	1.04	1.04	1.63	196,104	57
VY Invesco Growth and Income Portfolio
Class ADV
12-31-13	23.41	0.25•	7.55	7.80	0.29	—	—	0.29	—	30.92	33.45	1.39	1.24	1.23	0.92	15,200	28
12-31-12	20.82	0.27•	2.66	2.93	0.34	—	—	0.34	—	23.41	14.17	1.40	1.25	1.24	1.19	9,405	25
12-31-11	21.62	0.24•	(0.78)	(0.54)	0.26	—	—	0.26	—	20.82	(2.55)	1.40	1.25	1.24	1.12	9,099	19
12-31-10	19.33	0.16•	2.18	2.34	0.05	—	—	0.05	—	21.62	12.14	1.40	1.25†	1.24†	0.80†	7,565	27
12-31-09	15.80	0.17•	3.55	3.72	0.19	—	—	0.19	—	19.33	23.57	1.41	1.26†	1.26†	1.03†	2,692	52
See Accompanying Notes to Financial Highlights
171

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	23.50	0.43•	7.58	8.01	0.43	—	—	0.43	—	31.08	34.23	0.64	0.64	0.63	1.53	24,742	28
12-31-12	20.90	0.41•	2.66	3.07	0.47	—	—	0.47	—	23.50	14.89	0.65	0.65	0.64	1.80	16,952	25
12-31-11	21.63	0.36•	(0.77)	(0.41)	0.32	—	—	0.32	—	20.90	(1.96)	0.65	0.65	0.64	1.66	8,679	19
12-31-10	19.23	0.28•	2.17	2.45	0.05	—	—	0.05	—	21.63	12.78	0.65	0.65†	0.64†	1.40†	20,244	27
12-31-09	15.69	0.27	3.54	3.81	0.27	—	—	0.27	—	19.23	24.30	0.66	0.66†	0.66†	1.67†	16,614	52
Class S
12-31-13	23.59	0.35•	7.61	7.96	0.36	—	—	0.36	—	31.19	33.88	0.89	0.89	0.88	1.27	566,801	28
12-31-12	20.98	0.35•	2.67	3.02	0.41	—	—	0.41	—	23.59	14.56	0.90	0.90	0.89	1.55	460,995	25
12-31-11	21.70	0.31•	(0.77)	(0.46)	0.26	—	—	0.26	—	20.98	(2.16)	0.90	0.90	0.89	1.43	474,352	19
12-31-10	19.34	0.23•	2.18	2.41	0.05	—	—	0.05	—	21.70	12.50	0.90	0.90†	0.89†	1.16†	559,031	27
12-31-09	15.78	0.23•	3.56	3.79	0.23	—	—	0.23	—	19.34	24.02	0.91	0.91†	0.91†	1.43†	570,662	52
Class S2
12-31-13	23.45	0.31•	7.56	7.87	0.32	—	—	0.32	—	31.00	33.70	1.14	1.04	1.03	1.12	50,774	28
12-31-12	20.85	0.32•	2.66	2.98	0.38	—	—	0.38	—	23.45	14.41	1.15	1.05	1.04	1.40	45,598	25
12-31-11	21.58	0.28•	(0.78)	(0.50)	0.23	—	—	0.23	—	20.85	(2.36)	1.15	1.05	1.04	1.28	45,015	19
12-31-10	19.26	0.20•	2.17	2.37	0.05	—	—	0.05	—	21.58	12.34	1.15	1.05†	1.04†	1.01†	52,679	27
12-31-09	15.72	0.21•	3.53	3.74	0.20	—	—	0.20	—	19.26	23.83	1.16	1.06†	1.06†	1.28†	51,397	52
VY JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-13	20.19	0.07•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)	2.01	1.86	1.86	0.36	43,996	45
12-31-12	17.48	0.06	3.14	3.20	—	0.49	—	0.49	—	20.19	18.71	2.01	1.86	1.86	0.32	37,375	15
12-31-11	22.36	0.06•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)	2.01	1.86	1.86	0.30	29,692	19
12-31-10	20.00	(0.05)	3.75	3.70	0.12	1.22	—	1.34	—	22.36	19.87	2.01	1.86	1.86	(0.29)	26,579	13
12-31-09	11.80	0.01	8.32	8.33	0.13	—	—	0.13	—	20.00	70.91	2.01	1.86	1.86	0.15	4,140	34
Class I
12-31-13	20.93	0.19•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)	1.26	1.26	1.26	0.97	136,636	45
12-31-12	18.01	0.17•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33	1.26	1.26	1.26	0.84	177,486	15
12-31-11	22.92	0.20•	(4.19)	(3.99)	0.23	0.69	—	0.92	—	18.01	(18.05)	1.26	1.26	1.26	0.95	227,942	19
12-31-10	20.38	0.09	3.83	3.92	0.16	1.22	—	1.38	—	22.92	20.63	1.26	1.26	1.26	0.46	261,290	13
12-31-09	12.03	0.13•	8.48	8.61	0.26	—	—	0.26	—	20.38	72.16	1.26	1.26	1.26	0.86	202,720	34
Class S
12-31-13	20.82	0.16	(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)	1.51	1.51	1.51	0.73	573,548	45
12-31-12	17.95	0.13	3.23	3.36	—	0.49	—	0.49	—	20.82	19.11	1.51	1.51	1.51	0.67	650,690	15
12-31-11	22.85	0.14	(4.17)	(4.03)	0.18	0.69	—	0.87	—	17.95	(18.27)	1.51	1.51	1.51	0.63	570,995	19
12-31-10	20.33	0.06	3.79	3.85	0.11	1.22	—	1.33	—	22.85	20.29	1.51	1.51	1.51	0.22	764,106	13
12-31-09	12.00	0.08•	8.46	8.54	0.21	—	—	0.21	—	20.33	71.70	1.51	1.51	1.51	0.52	786,256	34
See Accompanying Notes to Financial Highlights
172

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-13	20.62	0.11	(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)	1.76	1.66	1.66	0.58	26,016	45
12-31-12	17.81	0.10	3.20	3.30	—	0.49	—	0.49	—	20.62	18.92	1.76	1.66	1.66	0.51	27,693	15
12-31-11	22.68	0.12	(4.15)	(4.03)	0.15	0.69	—	0.84	—	17.81	(18.40)	1.76	1.66	1.66	0.48	25,577	19
12-31-10	20.19	0.02	3.78	3.80	0.09	1.22	—	1.31	—	22.68	20.15	1.76	1.66	1.66	0.06	35,523	13
12-31-09	11.92	0.06	8.39	8.45	0.18	—	—	0.18	—	20.19	71.27	1.76	1.66	1.66	0.37	33,343	34
VY JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-13	14.94	0.02•	5.66	5.68	0.13	0.44	—	0.57	—	20.05	38.52	1.61	1.46	1.46	0.13	85,366	41
12-31-12	12.65	0.13•	2.18	2.31	0.02	—	—	0.02	—	14.94	18.24	1.63	1.48	1.48	0.91	36,780	39
12-31-11	12.90	0.00*	(0.20)	(0.20)	0.05	—	—	0.05	—	12.65	(1.60)	1.63	1.48	1.48	0.01	15,311	42
12-31-10	10.24	0.03•	2.65	2.68	0.02	—	—	0.02	—	12.90	26.27	1.63	1.48†	1.48†	0.29†	7,587	42
12-31-09	8.29	(0.00)*	2.17	2.17	0.01	0.21	—	0.22	—	10.24	26.74	1.64	1.48†	1.48†	0.07†	2,523	46
Class I
12-31-13	15.43	0.12	5.87	5.99	0.17	0.44	—	0.61	—	20.81	39.36	0.86	0.86	0.86	0.70	136,611	41
12-31-12	13.02	0.19•	2.28	2.47	0.06	—	—	0.06	—	15.43	18.98	0.88	0.88	0.88	1.33	90,638	39
12-31-11	13.23	0.08	(0.22)	(0.14)	0.07	—	—	0.07	—	13.02	(1.07)	0.88	0.88	0.88	0.51	74,782	42
12-31-10	10.46	0.08	2.74	2.82	0.05	—	—	0.05	—	13.23	27.07	0.88	0.88†	0.88†	0.68†	87,387	42
12-31-09	8.46	0.05•	2.23	2.28	0.07	0.21	—	0.28	—	10.46	27.59	0.89	0.88†	0.88†	0.59†	75,550	46
Class S
12-31-13	15.31	0.06	5.83	5.89	0.14	0.44	—	0.58	—	20.62	38.95	1.11	1.11	1.11	0.46	482,759	41
12-31-12	12.92	0.15•	2.26	2.41	0.02	—	—	0.02	—	15.31	18.70	1.13	1.13	1.13	1.02	298,434	39
12-31-11	13.14	0.04	(0.21)	(0.17)	0.05	—	—	0.05	—	12.92	(1.34)	1.13	1.13	1.13	0.27	273,159	42
12-31-10	10.40	0.04	2.73	2.77	0.03	—	—	0.03	—	13.14	26.72	1.13	1.13†	1.13†	0.50†	291,400	42
12-31-09	8.40	0.04	2.21	2.25	0.04	0.21	—	0.25	—	10.40	27.34	1.14	1.13†	1.13†	0.41†	173,314	46
Class S2
12-31-13	15.19	0.05•	5.76	5.81	0.11	0.44	—	0.55	—	20.45	38.73	1.36	1.26	1.26	0.29	51,463	41
12-31-12	12.82	0.13•	2.24	2.37	0.00*	—	—	0.00*	—	15.19	18.50	1.38	1.28	1.28	0.90	39,862	39
12-31-11	13.03	0.02	(0.20)	(0.18)	0.03	—	—	0.03	—	12.82	(1.43)	1.38	1.28	1.28	0.12	35,316	42
12-31-10	10.31	0.04	2.69	2.73	0.01	—	—	0.01	—	13.03	26.53	1.38	1.28†	1.28†	0.28†	38,636	42
12-31-09	8.33	0.03	2.18	2.21	0.02	0.21	—	0.23	—	10.31	27.06	1.39	1.28†	1.28†	0.25†	34,234	46
See Accompanying Notes to Financial Highlights
173

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY Marsico Growth Portfolio
Class ADV
12-31-13	18.67	(0.08)•	6.61	6.53	0.13	—	—	0.13	—	25.07	35.07	1.58	1.43	1.43	(0.36)	7,546	111
12-31-12	16.65	0.06	1.96	2.02	—	—	—	—	—	18.67	12.13	1.57	1.42	1.42	0.36	5,072	74
12-31-11	17.00	(0.01)•	(0.33)	(0.34)	0.01	—	—	0.01	—	16.65	(2.02)	1.57	1.42	1.42	(0.07)	4,073	65
12-31-10	14.29	(0.01)•	2.77	2.76	0.05	—	—	0.05	—	17.00	19.35	1.56	1.41†	1.41†	(0.10)†	8,140	79
12-31-09	11.11	0.02•	3.16	3.18	(0.00)*	—	—	(0.00)*	—	14.29	28.63	1.56	1.41†	1.41†	0.19†	4,313	74
Class I
12-31-13	19.03	0.05•	6.75	6.80	0.23	—	—	0.23	—	25.60	35.89	0.83	0.83	0.83	0.25	30,754	111
12-31-12	16.97	0.12•	2.06	2.18	0.12	—	—	0.12	—	19.03	12.89	0.82	0.82	0.82	0.63	26,180	74
12-31-11	17.29	0.11	(0.35)	(0.24)	0.08	—	—	0.08	—	16.97	(1.41)	0.82	0.82	0.82	0.56	147,444	65
12-31-10	14.51	0.08	2.82	2.90	0.12	—	—	0.12	—	17.29	20.13	0.81	0.81†	0.81†	0.47†	188,224	79
12-31-09	11.36	0.10•	3.20	3.30	0.15	—	—	0.15	—	14.51	29.30	0.81	0.81†	0.81†	0.80†	182,448	74
Class S
12-31-13	18.83	0.01	6.65	6.66	0.17	—	—	0.17	—	25.32	35.51	1.08	1.08	1.08	0.00*	530,591	111
12-31-12	16.80	0.13•	1.97	2.10	0.07	—	—	0.07	—	18.83	12.52	1.07	1.07	1.07	0.69	451,755	74
12-31-11	17.12	0.05•	(0.33)	(0.28)	0.04	—	—	0.04	—	16.80	(1.66)	1.07	1.07	1.07	0.32	466,896	65
12-31-10	14.37	0.04	2.79	2.83	0.08	—	—	0.08	—	17.12	19.83	1.06	1.06†	1.06†	0.22†	609,780	79
12-31-09	11.24	0.07	3.17	3.24	0.11	—	—	0.11	—	14.37	29.00	1.06	1.06†	1.06†	0.54†	546,201	74
Class S2
12-31-13	18.69	(0.03)•	6.62	6.59	0.14	—	—	0.14	—	25.14	35.38	1.33	1.23	1.23	(0.15)	18,311	111
12-31-12	16.68	0.10•	1.96	2.06	0.05	—	—	0.05	—	18.69	12.33	1.32	1.22	1.22	0.55	16,602	74
12-31-11	17.00	0.04	(0.34)	(0.30)	0.02	—	—	0.02	—	16.68	(1.79)	1.32	1.22	1.22	0.17	16,419	65
12-31-10	14.28	0.02	2.76	2.78	0.06	—	—	0.06	—	17.00	19.58	1.31	1.21†	1.21†	0.07†	18,825	79
12-31-09	11.16	0.05	3.16	3.21	0.09	—	—	0.09	—	14.28	28.88	1.31	1.21†	1.21†	0.39†	17,478	74
VY MFS Total Return Portfolio
Class ADV
12-31-13	15.98	0.25•	2.65	2.90	0.35	—	—	0.35	—	18.53	18.29	1.46	1.31	1.30	1.45	10,494	59
12-31-12	14.76	0.27•	1.30	1.57	0.35	—	—	0.35	—	15.98	10.76	1.46	1.31	1.31	1.71	7,345	22
12-31-11	14.92	0.27•	(0.08)	0.19	0.35	—	—	0.35	—	14.76	1.25	1.45	1.30	1.30	1.84	5,177	19
12-31-10	13.69	0.25•	1.04	1.29	0.06	—	—	0.06	—	14.92	9.49	1.45	1.30	1.29	1.78	4,361	30
12-31-09	11.90	0.29	1.79	2.08	0.29	—	—	0.29	—	13.69	17.48	1.45	1.30	1.29	2.39	2,184	44
See Accompanying Notes to Financial Highlights
174

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	16.11	0.36•	2.68	3.04	0.42	—	—	0.42	—	18.73	19.05	0.71	0.71	0.70	2.04	115,824	59
12-31-12	14.86	0.36•	1.31	1.67	0.42	—	—	0.42	—	16.11	11.41	0.71	0.71	0.71	2.31	107,119	22
12-31-11	14.98	0.36•	(0.07)	0.29	0.41	—	—	0.41	—	14.86	1.86	0.70	0.70	0.70	2.42	108,731	19
12-31-10	13.66	0.34•	1.04	1.38	0.06	—	—	0.06	—	14.98	10.17	0.70	0.70	0.69	2.39	122,406	30
12-31-09	11.87	0.37•	1.78	2.15	0.36	—	—	0.36	—	13.66	18.14	0.70	0.70	0.69	3.00	127,025	44
Class S
12-31-13	16.12	0.31•	2.68	2.99	0.38	—	—	0.38	—	18.73	18.68	0.96	0.96	0.95	1.79	742,791	59
12-31-12	14.86	0.32•	1.32	1.64	0.38	—	—	0.38	—	16.12	11.17	0.96	0.96	0.96	2.06	705,517	22
12-31-11	14.98	0.33•	(0.09)	0.24	0.36	—	—	0.36	—	14.86	1.58	0.95	0.95	0.95	2.17	729,715	19
12-31-10	13.70	0.30•	1.04	1.34	0.06	—	—	0.06	—	14.98	9.85	0.95	0.95	0.94	2.14	847,131	30
12-31-09	11.90	0.34•	1.79	2.13	0.33	—	—	0.33	—	13.70	17.91	0.95	0.95	0.94	2.74	904,853	44
Class S2
12-31-13	15.97	0.29•	2.65	2.94	0.35	—	—	0.35	—	18.56	18.56	1.21	1.11	1.10	1.64	31,856	59
12-31-12	14.73	0.30•	1.30	1.60	0.36	—	—	0.36	—	15.97	10.96	1.21	1.11	1.11	1.91	31,624	22
12-31-11	14.85	0.30•	(0.08)	0.22	0.34	—	—	0.34	—	14.73	1.47	1.20	1.10	1.10	2.03	31,504	19
12-31-10	13.60	0.28•	1.03	1.31	0.06	—	—	0.06	—	14.85	9.70	1.20	1.10	1.09	1.99	35,158	30
12-31-09	11.82	0.32•	1.77	2.09	0.31	—	—	0.31	—	13.60	17.69	1.20	1.10	1.09	2.60	35,301	44
VY MFS Utilities Portfolio
Class ADV
12-31-13	14.85	0.39•	2.55	2.94	0.31	—	—	0.31	—	17.48	19.82	1.52	1.37	1.36	2.32	48,063	45
12-31-12	13.55	0.34•	1.38	1.72	0.42	—	—	0.42	—	14.85	12.82	1.54	1.39	1.39	2.35	29,965	49
12-31-11	13.22	0.37•	0.43	0.80	0.47	—	—	0.47	—	13.55	6.04	1.53	1.38	1.37	2.70	18,817	52
12-31-10	11.97	0.35•	1.24	1.59	0.34	—	—	0.34	—	13.22	13.29	1.52	1.37	1.36	2.79	5,970	56
12-31-09	9.49	0.48•	2.57	3.05	0.55	—	0.02	0.57	—	11.97	32.35	1.55	1.40	1.38	4.61	658	71
Class I
12-31-13	15.05	0.50•	2.59	3.09	0.40	—	—	0.40	—	17.74	20.54	0.77	0.77	0.76	2.96	4,627	45
12-31-12	13.71	0.42•	1.42	1.84	0.50	—	—	0.50	—	15.05	13.53	0.79	0.79	0.79	2.91	4,493	49
12-31-11	13.35	0.49•	0.39	0.88	0.52	—	—	0.52	—	13.71	6.62	0.78	0.78	0.77	3.48	4,636	52
12-31-10	12.03	0.41•	1.28	1.69	0.37	—	—	0.37	—	13.35	14.08	0.77	0.77	0.76	3.35	4,844	56
12-31-09	9.53	0.53•	2.60	3.13	0.61	—	0.02	0.63	—	12.03	33.11	0.80	0.80	0.78	5.11	5,180	71
Class S
12-31-13	15.00	0.45•	2.57	3.02	0.35	—	—	0.35	—	17.67	20.17	1.02	1.02	1.01	2.69	573,926	45
12-31-12	13.66	0.38•	1.42	1.80	0.46	—	—	0.46	—	15.00	13.29	1.04	1.04	1.04	2.64	557,017	49
12-31-11	13.30	0.43	0.42	0.85	0.49	—	—	0.49	—	13.66	6.39	1.03	1.03	1.02	3.20	558,900	52
12-31-10	12.00	0.38•	1.26	1.64	0.34	—	—	0.34	—	13.30	13.68	1.02	1.02	1.01	3.10	515,667	56
12-31-09	9.51	0.50•	2.59	3.09	0.58	—	0.02	0.60	—	12.00	32.80	1.05	1.05	1.03	4.75	493,128	71
See Accompanying Notes to Financial Highlights
175

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-13	15.05	0.43•	2.58	3.01	0.31	—	—	0.31	—	17.75	20.05	1.27	1.17	1.16	2.59	583	45
12-31-12	13.73	0.38•	1.40	1.78	0.46	—	—	0.46	—	15.05	13.11	1.29	1.19	1.19	2.60	553	49
12-31-11	13.37	0.40•	0.44	0.84	0.48	—	—	0.48	—	13.73	6.27	1.28	1.18	1.17	2.84	148	52
12-31-10	12.15	0.41•	1.17	1.58	0.36	—	—	0.36	—	13.37	13.02	1.27	1.17	1.16	3.08	83	56
12-31-09	9.67	0.51•	2.60	3.11	0.61	—	0.02	0.63	—	12.15	32.42	1.30	1.20	1.18	4.83	1	71
VY Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-13	15.98	0.20•	2.74	2.94	0.37	1.00	—	1.37	—	17.55	19.02	1.71	1.56	1.56	1.17	52,318	21
12-31-12	14.84	0.27•	1.94	2.21	0.28	0.79	—	1.07	—	15.98	15.38	1.71	1.56	1.56	1.69	26,169	28
12-31-11	13.99	0.17•	1.07	1.24	0.39	—	—	0.39	—	14.84	8.75	1.72	1.57	1.57	1.17	9,740	35
12-31-10	12.42	0.03•	1.63	1.66	0.09	—	—	0.09	—	13.99	13.40	1.73	1.58	1.58	0.22	2,567	47
12-31-09	10.78	0.15	2.65	2.80	0.79	0.37	—	1.16	—	12.42	28.15	1.74	1.59	1.59	1.29	1	21
Class S
12-31-13	16.44	0.29•	2.80	3.09	0.37	1.00	—	1.37	—	18.16	19.42	1.21	1.21	1.21	1.67	385,597	21
12-31-12	15.18	0.36•	1.97	2.33	0.28	0.79	—	1.07	—	16.44	15.79	1.21	1.21	1.21	2.24	364,277	28
12-31-11	14.24	0.28•	1.02	1.30	0.36	—	—	0.36	—	15.18	9.05	1.22	1.22	1.22	1.83	339,475	35
12-31-10	12.56	0.23	1.51	1.74	0.06	—	—	0.06	—	14.24	13.89	1.23	1.23	1.23	1.79	331,750	47
12-31-09	10.89	0.17•	2.72	2.89	0.85	0.37	—	1.22	—	12.56	28.90	1.24	1.24	1.24	1.57	277,784	21
Class S2
12-31-13	16.34	0.27•	2.78	3.05	0.34	1.00	—	1.34	—	18.05	19.28	1.46	1.36	1.36	1.53	61,560	21
12-31-12	15.10	0.34•	1.94	2.28	0.25	0.79	—	1.04	—	16.34	15.53	1.46	1.36	1.36	2.10	59,545	28
12-31-11	14.16	0.26•	1.01	1.27	0.33	—	—	0.33	—	15.10	8.92	1.47	1.37	1.37	1.72	58,797	35
12-31-10	12.48	0.22•	1.50	1.72	0.04	—	—	0.04	—	14.16	13.82	1.48	1.38	1.38	1.67	62,756	47
12-31-09	10.83	0.16•	2.69	2.85	0.83	0.37	—	1.20	—	12.48	28.58	1.49	1.39	1.39	1.46	60,930	21
VY T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-13	24.54	0.19•	5.00	5.19	0.24	1.81	—	2.05	—	27.68	21.75	1.39	1.24	1.24	0.72	350,643	69
12-31-12	22.46	0.31•	2.80	3.11	0.33	0.70	—	1.03	—	24.54	14.10	1.40	1.25	1.25	1.30	199,893	76
12-31-11	22.26	0.31•	0.27	0.58	0.38	—	—	0.38	—	22.46	2.59	1.40	1.25	1.25	1.33	131,571	85
12-31-10	19.88	0.27•	2.43	2.70	0.32	—	—	0.32	—	22.26	13.63	1.40	1.25	1.25	1.33	88,819	71
12-31-09	15.19	0.36•	4.61	4.97	0.28	—	—	0.28	—	19.88	32.74	1.41	1.26	1.26	2.08	37,968	96
See Accompanying Notes to Financial Highlights
176

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	25.04	0.36•	5.12	5.48	0.37	1.81	—	2.18	—	28.34	22.49	0.64	0.64	0.64	1.31	989,583	69
12-31-12	22.87	0.46•	2.86	3.32	0.45	0.70	—	1.15	—	25.04	14.78	0.65	0.65	0.65	1.89	652,221	76
12-31-11	22.65	0.45•	0.27	0.72	0.50	—	—	0.50	—	22.87	3.16	0.65	0.65	0.65	1.91	436,806	85
12-31-10	20.18	0.40•	2.48	2.88	0.41	—	—	0.41	—	22.65	14.31	0.65	0.65	0.65	1.90	454,380	71
12-31-09	15.40	0.47•	4.70	5.17	0.39	—	—	0.39	—	20.18	33.57	0.66	0.66	0.66	2.65	306,468	96
Class S
12-31-13	25.06	0.29•	5.12	5.41	0.30	1.81	—	2.11	—	28.36	22.20	0.89	0.89	0.89	1.05	4,002,988	69
12-31-12	22.89	0.40•	2.86	3.26	0.39	0.70	—	1.09	—	25.06	14.48	0.90	0.90	0.90	1.64	3,379,234	76
12-31-11	22.67	0.39•	0.27	0.66	0.44	—	—	0.44	—	22.89	2.89	0.90	0.90	0.90	1.66	3,214,571	85
12-31-10	20.20	0.34•	2.48	2.82	0.35	—	—	0.35	—	22.67	14.03	0.90	0.90	0.90	1.63	3,376,297	71
12-31-09	15.42	0.42	4.70	5.12	0.34	—	—	0.34	—	20.20	33.24	0.91	0.91	0.91	2.43	3,140,972	96
Class S2
12-31-13	24.96	0.24•	5.10	5.34	0.26	1.81	—	2.07	—	28.23	21.98	1.14	1.04	1.04	0.90	92,805	69
12-31-12	22.80	0.36•	2.86	3.22	0.36	0.70	—	1.06	—	24.96	14.34	1.15	1.05	1.05	1.49	85,723	76
12-31-11	22.58	0.35•	0.27	0.62	0.40	—	—	0.40	—	22.80	2.73	1.15	1.05	1.05	1.51	77,565	85
12-31-10	20.12	0.31•	2.47	2.78	0.32	—	—	0.32	—	22.58	13.86	1.15	1.05	1.05	1.47	85,201	71
12-31-09	15.36	0.40•	4.67	5.07	0.31	—	—	0.31	—	20.12	33.05	1.16	1.06	1.06	2.30	84,840	96
VY T. Rowe Price Equity Income Portfolio
Class ADV
12-31-13	13.02	0.17	3.63	3.80	0.21	0.01	—	0.22	—	16.60	29.22	1.39	1.24	1.24	1.22	66,056	12
12-31-12	11.34	0.20	1.70	1.90	0.22	—	—	0.22	—	13.02	16.77	1.40	1.25	1.25	1.71	45,958	14
12-31-11	11.68	0.18•	(0.32)	(0.14)	0.20	—	—	0.20	—	11.34	(1.18)	1.40	1.25	1.25	1.52	36,348	22
12-31-10	10.34	0.15•	1.35	1.50	0.16	—	—	0.16	—	11.68	14.51	1.40	1.25	1.25	1.42	28,478	16
12-31-09	8.41	0.14	1.93	2.07	0.14	—	—	0.14	—	10.34	24.59	1.41	1.26	1.26	1.67	17,601	14
Class I
12-31-13	13.13	0.28•	3.65	3.93	0.29	0.01	—	0.30	—	16.76	30.01	0.64	0.64	0.64	1.83	355,229	12
12-31-12	11.43	0.29•	1.70	1.99	0.29	—	—	0.29	—	13.13	17.44	0.65	0.65	0.65	2.30	361,913	14
12-31-11	11.77	0.25•	(0.32)	(0.07)	0.27	—	—	0.27	—	11.43	(0.63)	0.65	0.65	0.65	2.07	353,764	22
12-31-10	10.40	0.20	1.38	1.58	0.21	—	—	0.21	—	11.77	15.23	0.65	0.65	0.65	2.01	452,121	16
12-31-09	8.45	0.20•	1.93	2.13	0.18	—	—	0.18	—	10.40	25.28	0.66	0.66	0.66	2.22	337,251	14
Class S
12-31-13	13.15	0.24•	3.66	3.90	0.25	0.01	—	0.26	—	16.79	29.74	0.89	0.89	0.89	1.57	1,113,360	12
12-31-12	11.44	0.26•	1.71	1.97	0.26	—	—	0.26	—	13.15	17.22	0.90	0.90	0.90	2.05	950,612	14
12-31-11	11.78	0.22	(0.32)	(0.10)	0.24	—	—	0.24	—	11.44	(0.89)	0.90	0.90	0.90	1.84	925,797	22
12-31-10	10.41	0.19•	1.36	1.55	0.18	—	—	0.18	—	11.78	14.94	0.90	0.90	0.90	1.77	957,065	16
12-31-09	8.46	0.18	1.93	2.11	0.16	—	—	0.16	—	10.41	24.99	0.91	0.91	0.91	2.07	891,492	14
See Accompanying Notes to Financial Highlights
177

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class S2
12-31-13	13.06	0.21•	3.63	3.84	0.23	0.01	—	0.24	—	16.66	29.49	1.14	1.04	1.04	1.42	134,882	12
12-31-12	11.37	0.24•	1.69	1.93	0.24	—	—	0.24	—	13.06	17.01	1.15	1.05	1.05	1.91	102,557	14
12-31-11	11.70	0.19	(0.30)	(0.11)	0.22	—	—	0.22	—	11.37	(0.93)	1.15	1.05	1.05	1.71	82,406	22
12-31-10	10.35	0.16	1.36	1.52	0.17	—	—	0.17	—	11.70	14.72	1.15	1.05	1.05	1.62	74,101	16
12-31-09	8.42	0.16	1.92	2.08	0.15	—	—	0.15	—	10.35	24.74	1.16	1.06	1.06	1.91	54,916	14
VY T. Rowe Price International Stock Portfolio
Class ADV
12-31-13	11.77	0.10•	1.53	1.63	0.12	—	—	0.12	—	13.28	13.98	1.52	1.37	1.37	0.78	12,693	48
12-31-12	9.95	0.08•	1.74	1.82	0.00*	—	—	0.00*	—	11.77	18.31	1.51	1.36	1.36	0.74	7,625	40
12-31-11	11.75	0.09	(1.52)	(1.43)	0.37	—	—	0.37	—	9.95	(12.63)	1.56	1.41	1.41	0.85	4,128	135
12-31-10	10.48	0.07	1.31	1.38	0.11	—	—	0.11	—	11.75	13.37	1.50	1.33†	1.33†	0.60†	5,475	132
12-31-09	7.69	0.05•	2.79	2.84	0.05	—	—	0.05	—	10.48	37.02	1.50	1.29†	1.29†	0.58†	4,737	110
Class I
12-31-13	11.74	0.17•	1.52	1.69	0.16	—	—	0.16	—	13.27	14.58	0.77	0.77	0.77	1.37	52,766	48
12-31-12	9.92	0.15•	1.73	1.88	0.06	—	—	0.06	—	11.74	19.02	0.76	0.76	0.76	1.38	48,992	40
12-31-11	11.70	0.15•	(1.50)	(1.35)	0.43	—	—	0.43	—	9.92	(12.06)	0.81	0.81	0.81	1.31	51,178	135
12-31-10	10.46	0.11	1.31	1.42	0.18	—	—	0.18	—	11.70	13.92	0.75	0.73†	0.73†	1.03†	191,825	132
12-31-09	7.70	0.11•	2.79	2.90	0.14	—	—	0.14	—	10.46	38.03	0.75	0.69†	0.69†	1.31†	162,601	110
Class S
12-31-13	11.70	0.14•	1.52	1.66	0.13	—	—	0.13	—	13.23	14.33	1.02	1.02	1.02	1.12	171,747	48
12-31-12	9.88	0.12•	1.73	1.85	0.03	—	—	0.03	—	11.70	18.76	1.01	1.01	1.01	1.15	171,460	40
12-31-11	11.66	0.14	(1.52)	(1.38)	0.40	—	—	0.40	—	9.88	(12.34)	1.06	1.06	1.06	1.15	157,855	135
12-31-10	10.41	0.09•	1.31	1.40	0.15	—	—	0.15	—	11.66	13.78	1.00	0.98†	0.98†	0.90†	203,858	132
12-31-09	7.66	0.08•	2.78	2.86	0.11	—	—	0.11	—	10.41	37.60	1.00	0.94†	0.94†	0.94†	220,701	110
VY Templeton Global Growth Portfolio
Class ADV
12-31-13	12.23	0.12	3.54	3.66	0.19	—	—	0.19	—	15.70	30.13	1.64	1.49	1.49	0.89	6	12
12-31-12	10.32	0.17•	1.97	2.14	0.23	—	—	0.23	—	12.23	21.16	1.66	1.51	1.51	1.53	5	14
12-31-11	11.12	0.17	(0.84)	(0.67)	0.13	—	—	0.13	—	10.32	(6.25)	1.65	1.50	1.49	1.57	1	22
12-31-10	10.52	0.12	0.61	0.73	0.13	—	—	0.13	—	11.12	7.14	1.65	1.50	1.49	1.16	1	7
12-31-09	8.11	0.11•	2.44	2.55	0.14	—	—	0.14	—	10.52	31.87	1.66	1.51	1.51	1.22	1	10
See Accompanying Notes to Financial Highlights
178

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	12.46	0.21•	3.61	3.82	0.26	—	—	0.26	—	16.02	30.96	0.89	0.89	0.89	1.50	319,415	12
12-31-12	10.45	0.22•	2.04	2.26	0.25	—	—	0.25	—	12.46	22.01	0.91	0.91	0.91	1.97	265,785	14
12-31-11	11.25	0.26	(0.86)	(0.60)	0.20	—	—	0.20	—	10.45	(5.49)	0.90	0.90	0.89	2.19	257,173	22
12-31-10	10.61	0.18	0.65	0.83	0.19	—	—	0.19	—	11.25	8.04	0.90	0.90	0.89	1.68	292,127	7
12-31-09	8.21	0.17•	2.47	2.64	0.24	—	—	0.24	—	10.61	32.73	0.91	0.91	0.91	1.93	289,255	10
Class S
12-31-13	12.51	0.18•	3.62	3.80	0.23	—	—	0.23	—	16.08	30.62	1.14	1.14	1.14	1.25	307,054	12
12-31-12	10.48	0.20•	2.04	2.24	0.21	—	—	0.21	—	12.51	21.76	1.16	1.16	1.16	1.72	255,663	14
12-31-11	11.28	0.22•	(0.84)	(0.62)	0.18	—	—	0.18	—	10.48	(5.71)	1.15	1.15	1.14	1.96	239,463	22
12-31-10	10.64	0.15•	0.65	0.80	0.16	—	—	0.16	—	11.28	7.75	1.15	1.15	1.14	1.43	298,922	7
12-31-09	8.23	0.15•	2.46	2.61	0.20	—	—	0.20	—	10.64	32.30	1.16	1.16	1.16	1.64	311,920	10
Class S2
12-31-13	12.43	0.16•	3.59	3.75	0.21	—	—	0.21	—	15.97	30.46	1.39	1.29	1.29	1.10	5,901	12
12-31-12	10.42	0.18•	2.03	2.21	0.20	—	—	0.20	—	12.43	21.53	1.41	1.31	1.31	1.57	4,626	14
12-31-11	11.21	0.20•	(0.83)	(0.63)	0.16	—	—	0.16	—	10.42	(5.78)	1.40	1.30	1.29	1.82	3,900	22
12-31-10	10.58	0.14	0.64	0.78	0.15	—	—	0.15	—	11.21	7.56	1.40	1.30	1.29	1.28	4,733	7
12-31-09	8.18	0.13•	2.45	2.58	0.18	—	—	0.18	—	10.58	32.08	1.41	1.31	1.31	1.50	4,692	10
See Accompanying Notes to Financial Highlights
179

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
180

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolios in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolios' SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
VY BlackRock Health Sciences Opportunities Portfolio
VY BlackRock Inflation Protected Bond Portfolio
VY BlackRock Large Cap Growth Portfolio
VY Clarion Global Real Estate Portfolio
VY Clarion Real Estate Portfolio
VY FMRSM Diversified Mid Cap Portfolio
VY Franklin Income Portfolio
VY Franklin Mutual Shares Portfolio
Voya Global Resources Portfolio
Voya High Yield Portfolio
VY Invesco Growth and Income Portfolio
VY JPMorgan Emerging Markets Equity Portfolio
VY JPMorgan Small Cap Core Equity Portfolio
Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Voya Limited Maturity Bond Portfolio
Voya Liquid Assets Portfolio
VY Marsico Growth Portfolio
VY MFS Total Return Portfolio
VY MFS Utilities Portfolio
VY Morgan Stanley Global Franchise Portfolio
Voya Multi-Manager Large Cap Core Portfolio
VY T. Rowe Price Capital Appreciation Portfolio
VY T. Rowe Price Equity Income Portfolio
VY T. Rowe Price International Stock Portfolio
VY Templeton Global Growth Portfolio
Voya U.S. Stock Index Portfolio
PRO-5629	(0514-050114)
Prospectus
May 1, 2014
•	VY Clarion Global Real Estate Portfolio
Class/Ticker: ADV/ICRNX; I/IRGIX; S/IRGTX; S2/IRGSX
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY Clarion Global Real Estate Portfolio  (formerly, ING Clarion Global Real Estate Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks high total return consisting of capital appreciation and current income.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.80	0.80	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.08	0.08	0.08	0.08
Total Annual Portfolio Operating Expenses	%	1.73	0.98	1.23	1.48
Waivers and Reimbursements[1]	%	(0.24)	(0.09)	(0.09)	(0.19)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.49	0.89	1.14	1.29
1	The adviser is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15%, and 1.30% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The management fee waiver will renew if the adviser elects to renew it. The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$152	522	916	2,021
I	$91	303	533	1,193
S	$116	381	667	1,481
S2	$131	449	790	1,752
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing, and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate. This portion of the Portfolio will have investments located in a number of different countries, including the United States. As a general matter, the Portfolio expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The Portfolio may invest in companies located in countries with emerging securities markets.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The Portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities.
VY Clarion Global Real Estate Portfolio
1

The Sub-Adviser uses a multi-step investment process for constructing the Portfolio's investment portfolio that combines top-down region and sector allocation with bottom-up individual stock selection.
First, the Sub-Adviser selects sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions through a systematic evaluation of public and private property market trends and conditions.
Second, the Sub-Adviser uses an in-house valuation process to identify investments it believes have superior current income and growth potential relative to their peers. This in-house valuation process examines several factors including: (i) value and property; (ii) capital structure; and (iii) management and strategy.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Portfolio's asset base is small, the impact of such investments on the Portfolio's return will be magnified. If the Portfolio's assets grow, it is likely that the effect of the Portfolio's investment in IPOs on the Portfolio's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio
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VY Clarion Global Real Estate Portfolio

may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower.
Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 31.16% and Worst quarter: 4th, 2008, -29.16%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	3.29	13.39	N/A	3.00	04/28/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	3.52
Class I	%	3.95	14.10	N/A	4.85	01/03/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	4.74
Class S	%	3.71	13.81	N/A	4.58	01/03/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	4.74
VY Clarion Global Real Estate Portfolio
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		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class S2%		3.54	13.65	N/A	3.27	05/03/06
S&P Developed Property Index[1]	%	5.87	16.62	N/A	3.56
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
Steven D. Burton Portfolio Manager (since 01/06)	T. Ritson Ferguson Portfolio Manager (since 01/06)
Joseph P. Smith Portfolio Manager (since 02/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the
Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY Clarion Global Real Estate Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. The Portfolio is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
The Portfolio's shares are classified into four classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Portfolio has adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
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KEY PORTFOLIO INFORMATION (continued)

Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategies.
The discussions below expand on the risks included in the Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Real Estate Industry.    As a result of a portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a portfolio could underperform funds that have greater industry diversification. When a portfolio is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the portfolio to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Currency.    To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio's investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio's assets.
Foreign Investments/Developing and Emerging Markets.    To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a portfolio. However, there is no assurance that a portfolio will have access to profitable IPOs or that IPOs in which the portfolio invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a portfolio's asset base is small, the impact of such investments on the portfolio's return will be magnified. If a portfolio's assets grow, it is likely that the effect of the portfolio's investment in IPOs on the portfolio's return will decline.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity.    If a security is illiquid, a portfolio might be unable to sell the security at a time when a portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.
Counterparty.    The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio's assets decrease. The portfolio's assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio's net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.
Manager.    A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. Voya Investments has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services for the Portfolio. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $51.6 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
12

MANAGEMENT OF THE PORTFOLIO (continued)

Management Fee
The Adviser receives a monthly fee for its services based on the average daily net assets of the Portfolio. The Portfolio received an annual fee of 0.80% as a percentage of the Portfolio's average daily net assets for the most recent fiscal year.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolio’s unaudited semi-annual shareholder reports dated June 30, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
CBRE Clarion Securities LLC
CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional and individual client accounts. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2013, CBRE Clarion had approximately $23 billion in assets under management.
CBRE Clarion is an indirect majority owned subsidiary of CBRE. Prior to July 1, 2011, CBRE Clarion was owned by ING Groep N.V., the indirect parent of the Advisers.
Neither the Portfolio's investment objectives or principal investment strategies changed as a result of the transaction in which CBRE acquired CBRE Clarion.
The following individuals are jointly responsible for the day-to-day management of VY Clarion Global Real Estate Portfolio.
Steven D. Burton, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1995.
13

MANAGEMENT OF THE PORTFOLIO (continued)

T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1991.
Joseph P. Smith, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Portfolio.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio's average daily net assets.
The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
14

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
15

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
In addition, the Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) for Class ADV shares of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees of the Portfolio for Class ADV shares. This waiver will continue through May 1, 2015.

The Portfolio has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) for Class S2 shares.  These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S2 shares of
16

HOW TO BUY AND SELL SHARES (continued)

the Portfolio. Under the Distribution Plan, the Portfolio makes payment at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares. This waiver will continue through May 1, 2015.
The Portfolio has a shareholder service plan (“Service Plan”) for Class S and Class S2 shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S and Class S2 shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to each of its Class S and Class S2 shares of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
17

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
18

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
19

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
20

INDEX DESCRIPTION

The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets. The companies in the index are engaged in real estate related activities, such as property ownership, management, development, rental, and investment.
21

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
22

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY Clarion Global Real Estate Portfolio
Class ADV
12-31-13	10.96	0.12•	0.25	0.37	0.62	—	—	0.62	—	10.71	3.29	1.73	1.49	1.49	1.13	23,863	35
12-31-12	8.79	0.14	2.07	2.21	0.04	—	—	0.04	—	10.96	25.17	1.75	1.49	1.49	1.52	15,270	43
12-31-11	9.64	0.14•	(0.64)	(0.50)	0.35	—	—	0.35	—	8.79	(5.62)	1.72	1.49	1.49	1.46	10,225	34
12-31-10	9.22	0.13•	1.15	1.28	0.86	—	—	0.86	—	9.64	15.61	1.73	1.49†	1.49†	1.39†	5,304	56
12-31-09	7.07	0.18	2.10	2.28	0.13	—	—	0.13	—	9.22	32.88	1.76	1.49†	1.49†	2.36†	1	76
Class I
12-31-13	11.17	0.19•	0.26	0.45	0.66	—	—	0.66	—	10.96	3.95	0.98	0.89	0.89	1.70	121,414	35
12-31-12	8.93	0.20•	2.12	2.32	0.08	—	—	0.08	—	11.17	26.08	1.00	0.89	0.89	1.97	106,134	43
12-31-11	9.75	0.19	(0.65)	(0.46)	0.36	—	—	0.36	—	8.93	(5.15)	0.97	0.89	0.89	1.97	210,292	34
12-31-10	9.26	0.17•	1.18	1.35	0.86	—	—	0.86	—	9.75	16.33	0.98	0.89†	0.89†	1.92†	222,983	56
12-31-09	7.12	0.23•	2.11	2.34	0.20	—	—	0.20	—	9.26	33.75	1.01	0.89†	0.89†	3.20†	190,880	76
Class S
12-31-13	11.11	0.16•	0.26	0.42	0.63	—	—	0.63	—	10.90	3.71	1.23	1.14	1.14	1.42	161,379	35
12-31-12	8.89	0.19•	2.08	2.27	0.05	—	—	0.05	—	11.11	25.65	1.25	1.14	1.14	1.86	173,554	43
12-31-11	9.70	0.16•	(0.64)	(0.48)	0.33	—	—	0.33	—	8.89	(5.30)	1.22	1.14	1.14	1.70	154,055	34
12-31-10	9.22	0.15•	1.17	1.32	0.84	—	—	0.84	—	9.70	16.00	1.23	1.14†	1.14†	1.66†	187,177	56
12-31-09	7.09	0.21	2.10	2.31	0.18	—	—	0.18	—	9.22	33.42	1.26	1.14†	1.14†	2.79†	184,853	76
Class S2
12-31-13	11.17	0.14•	0.26	0.40	0.61	—	—	0.61	—	10.96	3.54	1.48	1.29	1.29	1.27	1,842	35
12-31-12	8.93	0.17•	2.11	2.28	0.04	—	—	0.04	—	11.17	25.52	1.50	1.29	1.29	1.71	1,935	43
12-31-11	9.74	0.15•	(0.64)	(0.49)	0.32	—	—	0.32	—	8.93	(5.43)	1.47	1.29	1.29	1.55	1,815	34
12-31-10	9.26	0.14•	1.17	1.31	0.83	—	—	0.83	—	9.74	15.77	1.48	1.29†	1.29†	1.51†	2,265	56
12-31-09	7.11	0.18	2.14	2.32	0.17	—	—	0.17	—	9.26	33.26	1.51	1.29†	1.29†	2.62†	2,298	76
See Accompanying Notes to Financial Highlights
23

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
24

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
VY Clarion Global Real Estate Portfolio
PRO-464280	(0514-050114)
Prospectus
May 1, 2014
•	Voya Global Resources Portfolio
Class/Ticker: ADV/IGRAX; I/IGRIX; S/IGRSX; S2/IGRTX
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Global Resources Portfolio  (formerly, ING Global Resources Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.64	0.64	0.64	0.64
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	None	None	None	None
Total Annual Portfolio Operating Expenses	%	1.39	0.64	0.89	1.14
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.24	0.64	0.89	1.04
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$126	425	746	1,656
I	$65	205	357	798
S	$91	284	493	1,096
S2	$106	352	618	1,377
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
A company is considered to be in a natural resources industry when it is significantly engaged, directly or indirectly, in natural resources, meaning that at least 50% of its assets, revenues, or operating profits are involved in or result from researching, exploring, developing, mining, refining, processing, fabricating, transporting, trading, distributing, or owning natural resources assets. For these purposes, companies in the natural resources industries include those significantly engaged, directly or indirectly, in the following industries: integrated oil and gas; oil and gas exploration and production; oil and gas storage and transportation; oil and gas refining and marketing; coal and consumable fuels; energy equipment and services; metals and mining; precious metals; paper and forest products; containers and packaging; gas utilities; real estate investment trusts; industrial conglomerates; diversified consumer materials; electric utilities; and independent power producers and energy traders.
The Portfolio is permitted to invest up to a maximum of 50% of its net assets in any single industry that is engaged in any of the types of natural resources set out above. The investment strategy is based on the sub-adviser's (“Sub-Adviser”) belief that investment in securities of companies in natural resources industries can protect against eroding monetary values or a rise in activity which consumes one or more types of commodities.
Voya Global Resources Portfolio
1

The Portfolio also may invest in securities issued by companies that are not in natural resources industries, investment-grade corporate debt, and repurchase agreements. The Portfolio is permitted to invest directly in commodities including gold bullion and coins. The Portfolio may invest without limit in securities of foreign issuers, including emerging markets. Equity securities in which the Portfolio invests may be listed on the U.S. or foreign securities exchanges or traded over-the-counter and include: common stocks; direct equity interests in trusts (including Canadian Royalty Trusts); preferred stocks; partnerships, including master limited partnerships; restricted securities; American Depositary Receipts; and Global Depositary Receipts. The Portfolio normally invests in companies with a large market capitalization, but may also invest in mid- and small-sized companies.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Portfolio is permitted to invest in derivative securities, including futures, and structured notes, whose value is linked to the price of a commodity or commodity index. The Portfolio typically uses derivatives for the purpose of cash equitization. The Portfolio generally keeps a small cash balance on hand to manage potential outflows. In order to maintain equity market exposure on that cash balance, the Portfolio typically invests in derivatives designed to track broad equity market indices.
The Portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Commodities    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Portfolio concentrates fall out of favor, the Portfolio could underperform funds that have greater diversification.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related
2
Voya Global Resources Portfolio

markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Issuer Non-Diversification    The Portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Over-the-Counter Investments    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose the Portfolio to counterparty risk.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Voya Global Resources Portfolio
3

PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 3rd, 2005, 23.58% and Worst quarter: 3rd, 2008, -29.97%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	13.18	10.51	N/A	3.57	12/18/06
S&P NANRS Index[1]	%	16.49	13.45	N/A	5.32
Class I	%	13.84	11.18	9.18	N/A	07/02/03
S&P NANRS Index[1]	%	16.49	13.45	11.18	N/A
Class S	%	13.60	10.90	8.91	N/A	01/24/89
S&P NANRS Index[1]	%	16.49	13.45	11.18	N/A
Class S2%		13.40	10.73	8.74	N/A	09/09/02
S&P NANRS Index[1]	%	16.49	13.45	11.18	N/A
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC
Portfolio Managers
John Bailey Portfolio Manager (since 08/11)	Joseph Basset, CFA Portfolio Manager (since 04/10)
James Swain Portfolio Manager (since 04/12)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
4
Voya Global Resources Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. The Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).
The Portfolio's shares are classified into four classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Portfolio has adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
The Portfolio is non-diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
5

KEY PORTFOLIO INFORMATION (continued)

Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
6

MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategies.
The discussions below expand on the risks included in the Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.
Commodities.    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Natural Resources Industry.    As a result of a portfolio “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a portfolio could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials' prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
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Currency.    To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio's investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.
Foreign Investments/Developing and Emerging Markets.    To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed
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increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Issuer Non-Diversification.    In some cases, a portfolio is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.” Even though classified as non-diversified, a portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the portfolio would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Liquidity.    If a security is illiquid, a portfolio might be unable to sell the security at a time when a portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
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Over-the-Counter Investments.    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose a portfolio to counterparty risk.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, a portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for a portfolio. In addition, if a portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.
When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.
Counterparty.    The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
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Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio's assets decrease. The portfolio's assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio's net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.
Manager.    A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of those Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2013, DSL managed approximately $47.1 billion in registered investment company assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could
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MANAGEMENT OF THE PORTFOLIO (continued)

create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
Management Fee
The Adviser receives a monthly fee for its services based on the combined net assets of two or more Portfolios. The Portfolio received an annual fee of 0.64% as a percentage of the Portfolio's average daily net assets for the most recent fiscal year.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolio’s unaudited semi-annual shareholder reports dated June 30, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, Voya IM managed approximately $81.2 billion in assets.
The following individuals are jointly responsible for the day-to-day management of Voya Global Resources Portfolio.
Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.
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MANAGEMENT OF THE PORTFOLIO (continued)

John Bailey, Portfolio Manager and Senior Research Analyst for Voya IM, is responsible for covering the natural resources sector. Mr. Bailey joined Voya IM in 2011. Prior to joining Voya IM, he was founder, managing partner, and portfolio manager at 1859 Partners LLC beginning in 2009. From 2006 to 2009, Mr. Bailey was a portfolio manager at Carlyle Blue Wave Partners L.P. and from 2004 to 2006 he was a consultant and vice president at the Amaranth Group L.L.C. Mr. Bailey began his career with the Federal Reserve Bank of New York as a research associate in the bank supervision division.
James Swain, CFA, Portfolio Manager, is on the global natural resource strategies team. He joined Voya IM in 2002. Prior to that he worked as a high-yield bond analyst with Strong Capital Management. Prior to that he was a bank examiner with the FDIC.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
07/16/07	No change*	No change
04/29/05	ING Global Resources Portfolio**	Voya Investment Management Co. LLC
03/01/99	Hard Assets Portfolio	Baring International Investment Limited
*	Change to principal investment strategies.
**	Change to principal investment strategies. Performance prior to this date is attributable to the previous sub-adviser.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Portfolio.
The Administrator
The Trust pays a management fee to DSL for its services. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the adviser. DSL does not bear the expenses of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and ordinary expenses, such as litigation or indemnification expenses.
Pursuant to an Administrative Services Sub-Contract by and between DSL and Voya Funds Services, LLC (“Administrator”), the Administrator provides the aforementioned Portfolios with certain administrative services.
The administrative services provided to the Portfolio include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
16

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
In addition, the Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) for Class ADV shares of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees of the Portfolio for Class ADV shares. This waiver will continue through May 1, 2015.

The Portfolio has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) for Class S2 shares.  These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S2 shares of
17

HOW TO BUY AND SELL SHARES (continued)

the Portfolio. Under the Distribution Plan, the Portfolio makes payment at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares. This waiver will continue through May 1, 2015.
The Portfolio has a shareholder service plan (“Service Plan”) for Class S and Class S2 shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S and Class S2 shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to each of its Class S and Class S2 shares of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
18

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
19

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
20

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
21

INDEX DESCRIPTION

The S&P North American Natural Resources Sector Index (“S&P NANRS Index”) is an unmanaged index that measures the performance of U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.
22

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
23

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Resources Portfolio
Class ADV
12-31-13	18.19	0.12•	2.27	2.39	0.12	—	—	0.12	—	20.46	13.18	1.39	1.24	1.24	0.65	109,942	45
12-31-12	18.91	0.10	(0.71)	(0.61)	0.11	—	—	0.11	—	18.19	(3.16)	1.40	1.25	1.25	0.47	105,126	50
12-31-11	21.04	0.07•	(2.04)	(1.97)	0.16	—	—	0.16	—	18.91	(9.47)	1.40	1.25	1.25	0.37	121,833	73
12-31-10	17.55	0.06•	3.61	3.67	0.18	—	—	0.18	—	21.04	21.26	1.40	1.25†	1.25†	0.33†	20,655	45
12-31-09	12.82	0.09•	4.65	4.74	0.01	—	—	0.01	—	17.55	36.96	1.41	1.26†	1.26†	0.64†	4,007	77
Class I
12-31-13	18.86	0.25•	2.34	2.59	0.25	—	—	0.25	—	21.20	13.84	0.64	0.64	0.64	1.25	27,021	45
12-31-12	19.59	0.20•	(0.72)	(0.52)	0.21	—	—	0.21	—	18.86	(2.58)	0.65	0.65	0.65	1.07	31,148	50
12-31-11	21.67	0.19•	(2.10)	(1.91)	0.17	—	—	0.17	—	19.59	(8.92)	0.65	0.65	0.65	0.88	37,839	73
12-31-10	18.00	0.16•	3.73	3.89	0.22	—	—	0.22	—	21.67	21.96	0.65	0.65†	0.65†	0.90†	46,813	45
12-31-09	13.14	0.19•	4.76	4.95	0.09	—	—	0.09	—	18.00	37.87	0.66	0.66†	0.66†	1.25†	29,788	77
Class S
12-31-13	18.72	0.20•	2.33	2.53	0.19	—	—	0.19	—	21.06	13.60	0.89	0.89	0.89	1.00	555,490	45
12-31-12	19.43	0.16•	(0.72)	(0.56)	0.15	—	—	0.15	—	18.72	(2.85)	0.90	0.90	0.90	0.83	596,715	50
12-31-11	21.50	0.13•	(2.08)	(1.95)	0.12	—	—	0.12	—	19.43	(9.15)	0.90	0.90	0.90	0.63	719,213	73
12-31-10	17.86	0.12•	3.69	3.81	0.17	—	—	0.17	—	21.50	21.64	0.90	0.90†	0.90†	0.65†	907,755	45
12-31-09	13.03	0.15	4.73	4.88	0.05	—	—	0.05	—	17.86	37.51	0.91	0.91†	0.91†	1.00†	902,260	77
Class S2
12-31-13	18.60	0.17•	2.31	2.48	0.16	—	—	0.16	—	20.92	13.40	1.14	1.04	1.04	0.86	20,464	45
12-31-12	19.30	0.14	(0.73)	(0.59)	0.11	—	—	0.11	—	18.60	(2.99)	1.15	1.05	1.05	0.68	21,852	50
12-31-11	21.35	0.12	(2.08)	(1.96)	0.09	—	—	0.09	—	19.30	(9.24)	1.15	1.05	1.05	0.48	24,930	73
12-31-10	17.74	0.09•	3.67	3.76	0.15	—	—	0.15	—	21.35	21.46	1.15	1.05†	1.05†	0.51†	30,537	45
12-31-09	12.93	0.12•	4.70	4.82	0.01	—	—	0.01	—	17.74	37.26	1.16	1.06†	1.06†	0.85†	28,494	77
See Accompanying Notes to Financial Highlights
24

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
25

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
Voya Global Resources Portfolio
PRO-05811100	(0514-050114)
Prospectus
May 1, 2014
•	VY JPMorgan Emerging Markets Equity Portfolio
Class/Ticker: ADV/IJEAX; I/IJEMX; S/IJPIX; S2/IJPTX
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY JPMorgan Emerging Markets Equity Portfolio  (formerly, ING JPMorgan Emerging Markets Equity Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	1.25	1.25	1.25	1.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25	0.50
Other Expenses	%	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	2.01	1.26	1.51	1.76
Waivers and Reimbursements[1]	%	(0.15)	None	None	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.86	1.26	1.51	1.66
1	The distributor is contractually obligated to waive 0.15% and 0.10% of the distribution fee for Class ADV and Class S2 shares, respectively, through May 1, 2015. There is no guarantee that the distribution fee waivers will continue after May 1, 2015. The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$189	616	1,069	2,326
I	$128	400	692	1,523
S	$154	477	824	1,802
S2	$169	544	945	2,065
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities, and other investment companies. The Portfolio may also invest to a lesser extent in debt securities of issuers in countries with emerging markets.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps, and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.
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The Portfolio may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets Index. The Portfolio emphasizes securities that are ranked as undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.
The Portfolio may invest in high-yield securities which are below investment-grade (“junk bonds”). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.
In managing the Portfolio, the sub-adviser (“Sub-Adviser”) seeks to add value primarily through stock selection. Thus, decisions relating to country weightings are secondary to those relating to the individual stocks included in the Portfolio. The Sub-Adviser is primarily responsible for implementing the recommendations of country specialists, who make their recommendations based on the stock ranking system described below.
Country specialists use their local expertise to identify, research and rank companies according to their expected performance. Stocks are assessed using a two-part analysis, which considers both expected short-term price moves (stock ranks) and longer-term business growth characteristics and qualitative factors (strategic classifications).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign
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debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected, which may decrease the value of the obligation and prevent the Portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a
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loss for the Portfolio. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class S2 shares. Other class shares’ performance would be higher or lower than Class S2 shares’ performance because of the higher or lower expenses paid by Class S2 shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class S2
(as of December 31 of each year)

Best quarter: 2nd, 2009, 32.85% and Worst quarter: 4th, 2008, -26.74%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	-6.07	13.23	N/A	5.74	03/23/06
MSCI Emerging Markets Index[1]	%	-2.60	14.79	N/A	5.89
Class I	%	-5.49	13.93	N/A	7.69	12/02/05
MSCI Emerging Markets Index[1]	%	-2.60	14.79	N/A	7.44
Class S	%	-5.74	13.64	10.67	N/A	02/18/98
MSCI Emerging Markets Index[1]	%	-2.60	14.79	11.17	N/A
Class S2%		-5.89	13.45	10.50	N/A	09/09/02
MSCI Emerging Markets Index[1]	%	-2.60	14.79	11.17	N/A
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	J.P. Morgan Investment Management Inc.

Portfolio Managers
Leon Eidelman Portfolio Manager (since 04/13)	Austin Forey Portfolio Manager (since 04/05)
Amit Mehta Portfolio Manager (since 04/13)	Richard Titherington Portfolio Manager (since 02/09)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company,
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broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. The Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).
The Portfolio's shares are classified into four classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”), Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Portfolio has adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
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KEY PORTFOLIO INFORMATION (continued)

Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategies.
The discussions below expand on the risks included in the Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a portfolio would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency.    To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio's investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio's assets.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.
Foreign Investments/Developing and Emerging Markets.    To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
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Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity.    If a security is illiquid, a portfolio might be unable to sell the security at a time when a portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which a portfolio invests. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a portfolio may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a portfolio later than expected, which may decrease the value of the obligation and prevent the portfolio from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, a portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, a portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for a portfolio. In addition, if a portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.
When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.
Counterparty.    The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio's assets decrease. The portfolio's assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio's net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.
Manager.    A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of those Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2013, DSL managed approximately $47.1 billion in registered investment company assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could
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MANAGEMENT OF THE PORTFOLIO (continued)

create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
Management Fee
The Adviser receives a monthly fee for its services based on the combined net assets of two or more Portfolios. The Portfolio received an annual fee of 1.25% as a percentage of the Portfolio's average daily net assets for the most recent fiscal year.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolio’s unaudited semi-annual shareholder reports dated June 30, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Inc. (“JPMorgan” or “Sub-Adviser”) is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2013, JPMorgan and its affiliates had approximately $1.6 trillion in assets under management.
The following individuals are jointly responsible for the day-to-day management of VY JPMorgan Emerging Markets Equity Portfolio.
Leon Eidelman, CFA, Portfolio Manager and Executive Director, has been with JPMorgan since 2002 and is responsible for global emerging markets portfolios.
Austin Forey, Portfolio Manager and Managing Director, has been at JPMorgan (or one of its predecessors) since 1988 and is responsible for global emerging markets portfolios, a role he has fulfilled since 1994.
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MANAGEMENT OF THE PORTFOLIO (continued)

Amit Mehta, CFA, Portfolio Manager and Executive Director, has been with JPMorgan since 2011. Mr. Mehta previously worked at Prusik Investment Management (2009-2011) and Atlantis Investment Management (2007-2009) where he was an Asian equities analyst and portfolio manager. Prior to that, he was a global emerging markets analyst at Aviva Investors (2004-2007).
Richard Titherington, Portfolio Manager and Managing Director, is the chief investment officer and is head of the emerging markets equity team. An employee since 1986, Mr. Titherington transferred to the Pacific regional group in 1994. He was appointed as a managing director in April 2001 and appointed global head of the emerging markets business in December 2001.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
04/29/05	ING JPMorgan Emerging Markets Equity Portfolio	J.P. Morgan Investment Management Inc.*
03/01/04	No change	Voya Investment Management B.V.*
02/29/03	No change	Baring International Investment Limited
*	Performance prior to this date is attributable to the previous sub-adviser.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Portfolio.
The Administrator
The Trust pays a management fee to DSL for its services. The management fee paid to DSL by the Trust is distinct because the Trust has a “bundled” fee arrangement under which DSL, out of its management fee, pays many of the ordinary expenses for the Portfolio including custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal expenses. Most mutual funds pay these expenses directly from their own assets, with limited expenses assumed by the adviser. DSL does not bear the expenses of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and ordinary expenses, such as litigation or indemnification expenses.
Pursuant to an Administrative Services Sub-Contract by and between DSL and Voya Funds Services, LLC (“Administrator”), the Administrator provides the aforementioned Portfolios with certain administrative services.
The administrative services provided to the Portfolio include acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, Sub-Adviser, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
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HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
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HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
In addition, the Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) for Class ADV shares of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees of the Portfolio for Class ADV shares. This waiver will continue through May 1, 2015.

The Portfolio has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) for Class S2 shares.  These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class S2 shares of
18

HOW TO BUY AND SELL SHARES (continued)

the Portfolio. Under the Distribution Plan, the Portfolio makes payment at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has agreed to waive 0.10% of the distribution fees for Class S2 shares. This waiver will continue through May 1, 2015.
The Portfolio has a shareholder service plan (“Service Plan”) for Class S and Class S2 shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S and Class S2 shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to each of its Class S and Class S2 shares of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
19

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
20

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
21

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
22

INDEX DESCRIPTION

The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
23

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
24

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-13	20.19	0.07•	(1.31)	(1.24)	0.12	0.44	—	0.56	—	18.39	(6.07)	2.01	1.86	1.86	0.36	43,996	45
12-31-12	17.48	0.06	3.14	3.20	—	0.49	—	0.49	—	20.19	18.71	2.01	1.86	1.86	0.32	37,375	15
12-31-11	22.36	0.06•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)	2.01	1.86	1.86	0.30	29,692	19
12-31-10	20.00	(0.05)	3.75	3.70	0.12	1.22	—	1.34	—	22.36	19.87	2.01	1.86	1.86	(0.29)	26,579	13
12-31-09	11.80	0.01	8.32	8.33	0.13	—	—	0.13	—	20.00	70.91	2.01	1.86	1.86	0.15	4,140	34
Class I
12-31-13	20.93	0.19•	(1.35)	(1.16)	0.23	0.44	—	0.67	—	19.10	(5.49)	1.26	1.26	1.26	0.97	136,636	45
12-31-12	18.01	0.17•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33	1.26	1.26	1.26	0.84	177,486	15
12-31-11	22.92	0.20•	(4.19)	(3.99)	0.23	0.69	—	0.92	—	18.01	(18.05)	1.26	1.26	1.26	0.95	227,942	19
12-31-10	20.38	0.09	3.83	3.92	0.16	1.22	—	1.38	—	22.92	20.63	1.26	1.26	1.26	0.46	261,290	13
12-31-09	12.03	0.13•	8.48	8.61	0.26	—	—	0.26	—	20.38	72.16	1.26	1.26	1.26	0.86	202,720	34
Class S
12-31-13	20.82	0.16	(1.37)	(1.21)	0.17	0.44	—	0.61	—	19.00	(5.74)	1.51	1.51	1.51	0.73	573,548	45
12-31-12	17.95	0.13	3.23	3.36	—	0.49	—	0.49	—	20.82	19.11	1.51	1.51	1.51	0.67	650,690	15
12-31-11	22.85	0.14	(4.17)	(4.03)	0.18	0.69	—	0.87	—	17.95	(18.27)	1.51	1.51	1.51	0.63	570,995	19
12-31-10	20.33	0.06	3.79	3.85	0.11	1.22	—	1.33	—	22.85	20.29	1.51	1.51	1.51	0.22	764,106	13
12-31-09	12.00	0.08•	8.46	8.54	0.21	—	—	0.21	—	20.33	71.70	1.51	1.51	1.51	0.52	786,256	34
Class S2
12-31-13	20.62	0.11	(1.34)	(1.23)	0.14	0.44	—	0.58	—	18.81	(5.89)	1.76	1.66	1.66	0.58	26,016	45
12-31-12	17.81	0.10	3.20	3.30	—	0.49	—	0.49	—	20.62	18.92	1.76	1.66	1.66	0.51	27,693	15
12-31-11	22.68	0.12	(4.15)	(4.03)	0.15	0.69	—	0.84	—	17.81	(18.40)	1.76	1.66	1.66	0.48	25,577	19
12-31-10	20.19	0.02	3.78	3.80	0.09	1.22	—	1.31	—	22.68	20.15	1.76	1.66	1.66	0.06	35,523	13
12-31-09	11.92	0.06	8.39	8.45	0.18	—	—	0.18	—	20.19	71.27	1.76	1.66	1.66	0.37	33,343	34
See Accompanying Notes to Financial Highlights
25

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
26

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
VY JPMorgan Emerging Markets Equity Portfolio
PRO-05809600	(0514-050114)
Prospectus
May 1, 2014
•	VY DFA World Equity Portfolio
Class/Ticker: ADV/IFPAX; I/IFPIX; S/IFFSX
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY DFA World Equity Portfolio  (formerly, ING DFA World Equity Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital appreciation.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.25	0.25	0.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.02	0.02	0.02
Acquired Fund Fees and Expenses	%	0.34	0.34	0.34
Total Annual Portfolio Operating Expenses[1]	%	1.46	0.71	0.96
Waivers and Reimbursements[2]	%	(0.25)	(0.10)	(0.10)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.21	0.61	0.86
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The adviser is contractually obligated to limit expenses to 1.05%, 0.45%, and 0.70% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. In addition, the adviser is contractually obligated to further limit expenses to 1.21%, 0.61%, and 0.86% for Class ADV, Class I, and Class S shares, respectively, including the Portfolio's Acquired Fund Fees and Expenses, through May 1, 2015. There is no guarantee that this additional expense limitation will continue after May 1, 2015, and the additional expense limitation will renew if the adviser elects to renew it. Any fees waived or expenses reimbursed under the additional expense limitation are not subject to recoupment by the adviser. The distributor is contractually obligated to waive 0.15% of its distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable
Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$123	437	774	1,725
I	$62	217	385	873
S	$88	296	521	1,169
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 4% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Portfolio invests in a combination of Underlying Funds advised by Dimensional Fund Advisors LP (“DFA”) that, in turn, invest in equity securities (“Underlying Funds”). Generally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (in the form of the securities held by the Underlying Funds). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio may invest its assets in Underlying Funds that invest in domestic and international equity securities. It is expected that under normal circumstances, greater than 40% of the market value of securities held by the Underlying Funds will be associated with non-U.S. countries. The Portfolio further diversifies its portfolio by allocating assets in Underlying Funds that represent a variety of asset classes, such as large-capitalization stocks, small-capitalization stocks, emerging market stocks, and real estate investment trusts. The asset allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to these asset classes will vary if an Underlying Fund is not substantially invested in accordance with its primary investment strategy.
In addition to other short-term investments, the Portfolio or the Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio's cash pending investing in Underlying Funds or to manage the Underlying Funds' cash pending investing in
VY DFA World Equity Portfolio
1

securities, or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve higher expenses because the Portfolio or the Underlying Funds would pay a proportionate share of the expenses of such money market funds.
Certain Underlying Funds may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on their uninvested cash, pending investment in securities or to maintain liquidity to pay redemptions. Certain Underlying Funds may use foreign currency contracts in connection with the purchase and sale of securities, including for the purposes of “locking-in” the value of a transaction with respect to a different currency or of transferring balances from one currency to another. Certain of the Underlying Funds may concentrate in the real estate industry.
DFA may change the Portfolio's asset allocations, the Underlying Funds, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, the Underlying Fund could underperform funds that have greater industry diversification.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
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VY DFA World Equity Portfolio

Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
On April 30, 2010, the Portfolio was converted from a stand-alone mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. The following information shows performance of the Portfolio as a stand-alone mutual fund for the period of August 20, 2007 through April 30, 2010. In addition, on April 30, 2010 the Portfolio's Sub-Adviser changed to Dimensional Fund Advisors LP and the Portfolio's name was changed from ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio. Subsequently, on August 23, 2010, the Portfolio changed its name from ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 19.29% and Worst quarter: 4th, 2008, -26.09%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	24.51	14.82	N/A	2.64	08/20/07
MSCI ACW IndexSM1%		22.80	14.92	N/A	3.55
Class I	%	25.25	15.54	N/A	3.31	08/20/07
MSCI ACW IndexSM1%		22.80	14.92	N/A	3.55
Class S	%	24.90	15.25	N/A	3.06	08/20/07
MSCI ACW IndexSM1%		22.80	14.92	N/A	3.55
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Dimensional Fund Advisors LP

Portfolio Managers
Joseph H. Chi Portfolio Manager (since 04/12)	Jed S. Fogdall Portfolio Manager (since 04/12)
Joseph F. Kolerich Portfolio Manager (since 04/12)	David A. Plecha Portfolio Manager (since 04/12)
VY DFA World Equity Portfolio
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PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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VY DFA World Equity Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
The Portfolio is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. The Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).
The Portfolio's shares are classified into three classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”) and Service Class (“Class S”). The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
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KEY PORTFOLIO INFORMATION (continued)

Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
The Portfolio invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of U.S. and international securities and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Portfolio is designed to meet the needs of investors who wish to seek exposure to various types of U.S. and international securities through a single diversified investment. For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Asset Allocation Process
Periodically, the Sub-Adviser will review the allocations for the Portfolio in each Underlying Fund. From time to time, the Sub-Adviser may add or remove Underlying Funds in the Portfolio without notice to shareholders. In addition, when the Sub-Adviser determines that market forces have caused fundamental changes in the relative values of the assets of the Underlying Funds, the Sub-Adviser may modify the allocations of the Portfolio. To maintain target allocations, adjustments may be made by purchasing or selling shares of the Underlying Funds or applying future investments and redemptions by the Portfolio in proportions necessary to rebalance the investments in the Underlying Funds.
Asset Allocation is No Guarantee Against Loss
Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio.
There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.
Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Performance of the Underlying Funds Will Vary
The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds the Portfolio holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Portfolio's and/or the Underlying Funds' Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.
Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio and/or the Underlying Funds may invest and certain of the investment practices that the Portfolio and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio and/or the Underlying Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolio and/or the Underlying Funds can decide whether to use them. The Portfolio and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's and/or the Underlying Funds' principal investment strategies.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Asset Allocation.    Assets will be allocated among Underlying Funds and markets based on judgments by the adviser or sub-adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Real Estate Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Currency.    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.
Foreign Investments/Developing and Emerging Markets.    To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Liquidity.    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.
Counterparty.    The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
Manager.    A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolio will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolio will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.
Underlying Fund: DFA International Real Estate Securities Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases a broad and diverse set of securities of non-U.S. companies principally engaged in the real estate industry, including developed and emerging markets, with a particular focus on non-U.S. real estate investment trusts (“REITs”) and companies the adviser considers to be REIT-like entities. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a real estate company within an eligible country, the greater its representation in the portfolio. The adviser may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, and other factors that the adviser determines appropriate, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The adviser also may limit or fix the portfolio's exposure to a particular country or issuer. The portfolio considers a company to be principally engaged in the real estate industry if the company's principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. REIT and REIT-like entities are types of real estate companies that pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. The portfolio intends to purchase stocks of companies associated with developed and emerging markets countries that the adviser has designated as approved markets for investment. As a non-fundamental policy, under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of companies in the real estate industry. The portfolio generally considers a company to be principally engaged in the real estate industry if the company: (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. The portfolio also may invest in stapled securities, where one or more of the underlying securities represents interests in a company or subsidiary in the real estate industry. The portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuers domicile country. The portfolio is authorized to use derivatives, such as futures contracts and options on futures contracts for equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, concentration in the real estate industry, currency, derivative instruments, foreign investments/developing and emerging markets, market, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: DFA International Small Cap Value Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The portfolio, using a market capitalization weighted approach, purchases stocks of small, non-U.S. companies in countries with developed markets that the adviser determines to be value stocks at the time of purchase. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a small company within an eligible country, the greater its representation in the portfolio's investments. The adviser may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, and other factors that the adviser determines appropriate, given market conditions. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (“book-to-market ratio”). In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The portfolio intends to purchase stocks of small value companies associated with developed market countries that the adviser has designated as approved markets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of small companies in the particular markets in which it invests. The adviser determines the maximum market capitalization of a small company with respect to each country in which the portfolio invests. In the countries or regions authorized for investment, the adviser first ranks eligible companies listed on selected exchanges based on the companies' market capitalizations. The adviser then determines the universe of eligible securities by defining the maximum market capitalization of a small company that may be purchased by the portfolio with respect to each country or region. As of December 31, 2013, for the portfolio, the highest maximum market capitalization of a small company in any country in which the portfolio invests was $5,399 million. This threshold will vary by country or region. For example, as of December 31, 2013, the adviser considered a small company in the United Kingdom to have a market capitalization below $5,399 million, a small company in Israel to have a market capitalization below $1,628 million, and a small company in Japan to have a market capitalization below $1,748 million. These thresholds will change due to market conditions. The portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio also may use derivatives, such as futures contracts and options on futures contracts for foreign and U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, market, securities lending, small-capitalization company, and value investing.

Underlying Fund: DFA Real Estate Securities Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The portfolio will principally invest in equity securities of companies in certain real estate investment trusts (“REITs”) and REIT-like entities. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. real estate company, the greater its representation in the portfolio. The adviser may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, and other factors that the adviser determines appropriate, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. As a non-fundamental policy, under normal circumstances, at least 80% of the portfolio's net assets will be invested in securities of companies in the real estate industry. The portfolio generally considers a company to be principally engaged in the real estate industry if the company: (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is organized as a REIT or REIT-like entity. REIT and REIT-like entities are types of real estate companies that pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. The portfolio will make equity investments only in securities traded in the U.S. securities markets, principally on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, or such other securities exchanges deemed appropriate by the portfolio's adviser and over-the-counter market. The portfolio may use derivatives, such as futures
12

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

contracts and options on futures contracts for U.S. equity securities and indices to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, concentration in the real estate industry, derivative instruments, market, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Emerging Markets Core Equity Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases a broad and diverse group of securities associated with emerging markets, which may include frontier markets (emerging market countries in an earlier stage of development), authorized for investment by the adviser's Investment Committee (“Approved Markets”) with an increased exposure to securities of small cap issuers and securities that it considers to be value securities. In assessing value, the adviser may consider factors such as the issuer's securities having a high book value in relation to their market value, as well as price to cash flow or price to earnings ratios. The criteria the adviser uses for assessing value are subject to change from time to time. In addition, the adviser may adjust the representation in the portfolio of an eligible company, or exclude a company, after considering expected profitability relative to other eligible companies. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in emerging markets investments that are defined by the adviser as Approved Market securities. The portfolio may gain exposure to companies in Approved Markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio may use derivatives, such as futures contracts and options on futures contracts for Approved Market or other equity market securities and indices, including those of the United States, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments/developing and emerging markets, market, securities lending, other investment companies, small-capitalization company, and value investing.

Underlying Fund: International Core Equity Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases a broad and diverse group of stocks of non-U.S. companies in developed markets with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of this portfolio, the adviser defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized as approved markets for investment by the adviser's investment committee. The portfolio's increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the portfolio's assets to the largest growth companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization. The portfolio intends to purchase stocks of companies associated with developed market countries that the adviser has designated as approved markets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in equity securities. The percentage allocation of the assets of the portfolio to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. As of December 31, 2013, securities of the largest growth companies in the International Universe comprised approximately 14% of the International Universe and the adviser allocated approximately 3% of the portfolio to securities of the largest growth companies in the International Universe. The percentage by which the portfolio's allocation to securities of the largest growth companies is reduced will change due to market movements and other factors. Additionally, the portfolio's percentage allocation to all securities as compared to their representation in the International Universe
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

may be modified after considering other factors the adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The adviser determines company size on a country or region specific basis and based primarily on market capitalization. The portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio may also use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments, market, securities lending, small-capitalization company, and value investing.

Underlying Fund: International Vector Equity Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases a broad and diverse group of stocks of non-U.S. operating companies in developed markets, with a greater emphasis on small capitalization and value companies as compared to their representation in the International Universe. For purposes of this portfolio, the adviser defines International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets that have been authorized for investment by the adviser's investment committee. The portfolio's increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the portfolio's assets to the largest growth companies relative to their weight in the International Universe or by avoiding purchases in that segment of the market, either of which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization. The adviser determines company size on a country or region specific basis and based primarily on market capitalization. The adviser will also establish a minimum market capitalization that a company must meet in order to be considered for purchase, which minimum will change due to market conditions. The portfolio intends to purchase stocks of companies associated with developed markets countries that the adviser has designated as approved markets for investment. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in equity securities. The percentage allocation of the assets of the portfolio to securities of the largest growth companies will generally be reduced by between 5% and 50% of their percentage weight in the International Universe. For example, as of December 31, 2013, securities of the largest growth companies in the International Universe comprised approximately 14% of the International Universe and the adviser allocated less than 1% of the portfolio to securities of the largest growth companies in the International Universe. The percentage by which the portfolio's allocation to securities of the largest growth companies is reduced, as compared to the International Universe, will change from time to time, due to market movements and other factors. Additionally, the portfolio's percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The portfolio may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments, market, other investment companies, securities lending, small-capitalization company, and value investing.

Underlying Fund: Large Cap International Portfolio
Investment Adviser: Dimensional Fund Advisors LP
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases stocks of large non-U.S. companies using an adjusted market capitalization weighted approach in each country or region designated by the adviser as an approved market for investment. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in the portfolio. However, the adviser may adjust the representation in the portfolio of an eligible company, or exclude a company, after considering valuation ratios (i.e., book to market value) and/or expected profitability relative to other eligible companies. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The adviser may also modify market capitalization weights after considering such factors as free float, momentum, trading strategies, liquidity management and other factors that the adviser determines to be appropriate, given market conditions. The adviser also may limit or fix the portfolio's exposure to a particular country or issuer. The portfolio intends to purchase stocks of large non-U.S. companies associated with developed market countries that the adviser has designated as approved markets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of large cap companies in the particular markets in which the portfolio invests. The adviser determines the minimum market capitalization of a large company with respect to each country or region in which the portfolio invests. As of December 31, 2013, for the portfolio, the lowest minimum market capitalization of a large company in any country or region in which the portfolio invests was $1,628 million. This threshold will change due to market conditions. The portfolio may gain exposure to companies in an approved market by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio also may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments, market, and securities lending.

Underlying Fund: U.S. Core Equity 1 Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe which the adviser generally defines as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the adviser (“U.S. Universe”). The portfolio's increased exposure to small and value companies may be achieved by decreasing the allocation of the portfolio's assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the portfolio to securities of the largest U.S. growth companies as defined above will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. As of December 31, 2013, securities of the largest U.S. growth companies comprised 25% of the U.S. Universe and the adviser allocated approximately 15% of the portfolio to securities of the largest U.S. growth companies. The percentage of the portfolio's allocation to securities of the largest U.S. growth companies will change due to market movements. Additionally, the portfolio's percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The portfolio may also use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Risks: Company, derivative instruments, market, securities lending, small-capitalization company, and value investing.

Underlying Fund: U.S. Core Equity 2 Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. universe, which the adviser generally defines as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the adviser (“U.S. Universe”). The portfolio's increased exposure to small and value companies may be achieved by decreasing the allocation of the portfolio's assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the portfolio to securities of the largest U.S. growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the U.S. Universe. As of December 31, 2013, securities of the largest U.S. growth companies comprised 25% of the U.S. Universe and the adviser allocated approximately 8% of the portfolio to securities of the largest U.S. growth companies. The percentage of the portfolio's allocation to securities of the largest U.S. growth companies will change due to market movements. Additionally, the portfolio's percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The portfolio may also use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities, or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, derivative instruments, market, securities lending, small-capitalization company, and value investing.

Underlying Fund: U.S. Large Company Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Approximate the total investment return of the S&P 500® Index (“Index”).
Main Investments: The portfolio generally invests in the stocks that comprise the Index in approximately the proportions they are represented in the Index. The Index is comprised of a broad and diverse group of stocks. Generally, these are the U.S. stocks with the largest market capitalizations and as a group they represent approximately 75% of the total market capitalization of all publicly traded U.S. stocks. For the portfolio, the adviser considers the stocks that comprise the Index to be those of large companies. Under normal market conditions, at least 95% of the portfolio's net assets will be invested in the stocks that comprise the Index. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of large U.S. companies. Ordinarily, portfolio companies will not be sold except to reflect additions or deletions of the companies that comprise the Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the portfolio's shares. Given the impact on prices of securities affected by the reconstitution of the Index around the time of a reconstitution date, the portfolio may purchase or sell securities that may be impacted by the reconstitution before or after the reconstitution date of the Index. In seeking to approximate the total investment return of the Index, the adviser may also adjust the representation of securities in the portfolio after considering such securities' characteristics and other factors the adviser determines to be appropriate. The portfolio may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on their uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Risks: Company, derivative instruments, market, and securities lending.

Underlying Fund: U.S. Small Cap Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable common stocks of U.S. small cap companies. A company's market capitalization is the number of its shares outstanding multiplied by its price per share. In general, the higher the relative market capitalization of the U.S. small cap company, the greater its target representation in the portfolio. The adviser may modify market capitalization weights and even exclude companies after considering such factors as free float momentum, trading strategies, liquidity management, expected profitability, and other factors that adviser determines appropriate, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. As of the date of this prospectus, for purposes of the portfolio, the adviser considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market or such other securities exchanges deemed appropriate by DFA. Under DFA's market capitalization guidelines described above, as of December 31, 2013, the market capitalization of a small cap company was $3,522 million, or below. This dollar amount will change due to market conditions. The portfolio may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, derivative instruments, liquidity, market, securities lending, and small-capitalization company.

Underlying Fund: U.S. Vector Equity Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio purchases a broad and diverse group of common stocks of U.S. operating companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. universe, which the adviser generally defines as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the adviser (“U.S. Universe”). The portfolio's increased exposure to small capitalization and value companies may be achieved by decreasing the allocation of the portfolio's assets to the largest U.S. growth companies relative to their weight in the U.S. Universe or by avoiding purchases in that segment of the market, either of which would result in a greater weight allocation to small capitalization and value companies. An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization. An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the portfolio to securities of the largest U.S. growth companies as defined above will generally be reduced from between 5% and 50% of their percentage weight in the U.S. Universe. For example, as of December 31, 2013, securities of the largest U.S. growth companies comprised 25% of the U.S. Universe and the adviser allocated approximately 2% of the portfolio to securities of the largest U.S. growth companies. The percentage of the portfolio's allocation to securities of the largest U.S. growth companies will change due to market movements and other factors. Additionally, the portfolio's percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the adviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity management and expected profitability, given market conditions. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

book value or assets. The portfolio also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, derivative instruments, market, securities lending, small-capitalization company, and value investing.

Underlying Fund: VA International Small Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases securities of (i) Japanese small companies; (ii) United Kingdom small companies; (iii) small companies organized under the laws of certain European countries; (iv) small companies associated with Australia, New Zealand and Pacific Rim Asian countries; and (v) Canadian small companies. The portfolio also may have some exposure to small cap equity securities associated with other countries or regions. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a small company within an eligible country, the greater its representation in the portfolio. The adviser may adjust market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, as well as other factors that the adviser determines appropriate, given market conditions. The adviser will determine the allocation of assets among the five segments and will periodically review and adjust such allocation, all in its sole discretion. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of small companies. As of December 31, 2013, the highest maximum market capitalization of a small company in any country in which the portfolio invests was $5,399 million. In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The portfolio also may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: VA International Value Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases stocks of large non-U.S. companies in countries with developed markets that the adviser determines to be value stocks. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a large company within an eligible country, the greater its representation in the portfolio. The adviser may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, as well as other factors that the adviser determines appropriate, given market conditions. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a “book-to-market ratio”). In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The portfolio intends to purchase stocks of large companies associated with developed market countries that the adviser has designated as approved markets. The adviser determines the minimum market capitalization of a large company with respect to each country or region in which the portfolio invests. As of December 31, 2013, for the portfolio, the lowest minimum market capitalization of a large company in any country or region in which the portfolio invests was $1,628 million. This threshold will change due to market conditions. The portfolio also may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The portfolio may use
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, currency, derivative instruments, foreign investments, market, other investment companies, securities lending, and value investing.

Underlying Fund: VA U.S. Large Value Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable common stocks of large U.S. companies that the adviser determines to be value stocks. A company's market capitalization is the number of its shares outstanding multiplied by its price per share. In general, the higher the relative market capitalization of the U.S. large-cap company, the greater its representation in the portfolio. The adviser may adjust market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, as well as other factors that the adviser determines appropriate, given market conditions. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a “book-to-market ratio”). In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of large cap U.S. companies. As of the date of this Prospectus, for purposes of the portfolio, the adviser considers large-cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market® or such other securities exchanges deemed appropriate by the adviser. Under the adviser's market capitalization guidelines described above, as of December 31, 2013, the market capitalization of a large cap company was $3,522 million, or above. This dollar amount will change due to market conditions. The portfolio also may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, derivative instruments, market, securities lending, and value investing.

Underlying Fund: VA U.S. Targeted Value Portfolio
Investment Adviser: Dimensional Fund Advisors LP
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of the readily marketable common stocks of U.S. small- and mid-cap companies that the adviser determines to be value stocks. A company's market capitalization is the number of its shares outstanding multiplied by its price per share. In general, the higher the relative market capitalization of the eligible company, the greater its target representation in the portfolio. The adviser may adjust market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, expected profitability, as well as other factors that the adviser determines appropriate, given market conditions. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a “book-to-market ratio”). In assessing expected profitability, the adviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. As a non-fundamental policy, under normal circumstances, the portfolio will invest at least 80% of its net assets in securities of U.S. companies. The adviser considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. As of December 31, 2013, companies smaller than the 500th largest U.S. company fall in the lowest 18% of total U.S. market capitalization. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market® or such other securities exchanges deemed appropriate
19

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

by DFA. As of December 31, 2013, the market capitalization of a company smaller than the 500th largest U.S. company was $7,167 million, or below. This dollar amount will change due to market conditions. The portfolio may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. The portfolio may lend its portfolio securities to generate additional income.
Main Risks: Company, derivative instruments, market, securities lending, small-capitalization company, and value investing.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.
When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Value Investing.    Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause an Underlying Fund to at times underperform equity funds that use other investment strategies.
20

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
21

MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2013, DSL managed approximately $47.1 billion in registered investment company assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could
22

MANAGEMENT OF THE PORTFOLIO (continued)

create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
Management Fee
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Portfolio for the most recent fiscal year of the Portfolio's average daily net assets:
Management Fee
VY DFA World Equity Portfolio	0.25%
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and March 2013 approval of the investment sub-advisory relationships in connection with the IPO, please refer to the Portfolio’s unaudited semi-annual shareholder report dated June 30, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio. The sub-adviser is not an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
Dimensional Fund Advisors LP
Dimensional Fund Advisors LP (“DFA” or “Sub-Adviser”), a Delaware limited partnership, serves as the investment adviser for the Portfolio by selecting the Underlying Funds the Portfolio will invest in and allocating the Portfolio's assets among the Underlying Funds.
DFA is controlled by its general partner, Dimensional Holdings Inc. (“DHI”). DFA is registered with the SEC as an investment adviser. It has been providing investment management services since May 1981. DFA's principal address is 6300 Bee Cave Road, Building One, Austin, Texas 78746. As of December 31, 2013, DFA's and its advisory affiliates' assets under management were approximately $337 billion.
23

MANAGEMENT OF THE PORTFOLIO (continued)

DFA serves as the Sub-Adviser to the Portfolio and adviser to each of the Underlying Funds. As such, the Sub-Adviser is responsible for the management of their respective assets. The Portfolio and each Underlying Fund is managed using a team approach. The investment team includes the Investment Committee of DFA, portfolio managers, and trading personnel.
The Investment Committee is composed primarily of certain officers and directors of DFA who are appointed annually. As of the date of this Prospectus, the Investment Committee has eleven members. Investment strategies for the Portfolio are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types, and brokers.
In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily investment decisions regarding the Portfolio, based on the parameters established by the Investment Committee.
The following individuals coordinate the efforts of all other portfolio managers and trading personnel with respect to the Portfolio's allocations and its day-to-day management.
Joseph H. Chi, Senior Portfolio Manager and Vice President of DFA, and chairman of the Investment Committee, joined DFA in 2005 and has been co-head of DFA's portfolio management group since 2012.
Jed S. Fogdall, Senior Portfolio Manager and Vice President of DFA, and a member of the Investment Committee, joined DFA in 2004 and has been co-head of DFA's portfolio management group since 2012.
Joseph F. Kolerich, Senior Portfolio Manager and Vice President of DFA, and a member of the Investment Committee, joined DFA in 2001.
David A. Plecha, Senior Portfolio Manager and Vice President of DFA, and a member of the Investment Committee, joined DFA in 1989.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
08/23/10	ING DFA World Equity Portfolio*	No change
04/30/10	ING DFA Global All Equity Portfolio	Dimensional Fund Advisors LP**
01/11/10	ING Focus 5 Portfolio***	No change
Since inception	ING Focus 5 Portfolio	Voya Investment Management Co. LLC
*	Changed name.
**	Changed name, sub-adviser, investment objectives and principal investment strategies. Performance prior to April 30, 2010 is attributable to the previous sub-adviser.
***	Principal investment strategy revision.
Additional Information Regarding the Portfolio Manager
The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Portfolio.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio's average daily net assets.
The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
24

MANAGEMENT OF THE PORTFOLIO (continued)

The Distributor
Voya  Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
25

HOW SHARES ARE PRICED

VY DFA World Equity Portfolio
The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
The Underlying Funds
The value of the shares of the Portfolio will fluctuate in relation to the investment experience of the Underlying Funds in which the Portfolio invests. Securities held by the Underlying Funds will be valued in accordance with applicable laws and procedures adopted by their board of directors or trustees, and generally, as described below.
Securities held by the Underlying Funds (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Underlying Funds that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP of the day, the Underlying Funds value the securities
26

HOW SHARES ARE PRICED (continued)

at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies, such as the Underlying Funds, are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE.
The value of the securities and other assets of the Underlying Funds for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are determined in good faith at fair value in accordance with procedures adopted by the board of directors or trustees of the Underlying Funds, as the case may be. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of DFA) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Underlying Funds may differ from the quoted or published prices for the same securities on their primary markets or exchanges.
As of the date of this Prospectus, the Underlying Funds holding foreign equity securities (the “Foreign Equity Funds”) will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the Foreign Equity Funds are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Foreign Equity Funds price their shares at the close of the NYSE, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Foreign Equity Funds' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the boards of directors or trustees of the Foreign Equity Funds have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable, and may trigger fair value pricing. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Foreign Equity Funds utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. The boards of directors or trustees of the Foreign Equity Funds monitor the operation of the method used to fair value price the Foreign Equity Funds' foreign investments.
Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Underlying Funds and the Portfolio determines their NAV per share. As a result, the sale or redemption by the Portfolio of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
The NAV per share of DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Core Equity Portfolio, International Core Equity Portfolio, International Vector Equity Portfolio, Large Cap International Portfolio, VA International Small Portfolio, and VA International Value Portfolio are expressed in U.S. dollars by translating their respective net assets using the mean of the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources. Since these Underlying Funds own securities that are primarily listed on foreign exchanges which may trade on days when they do not price their shares, the net asset value of the Portfolio may change on days when shareholders will not be able to purchase or redeem shares.
Certain of the securities holdings of the DFA International Real Estate Securities Portfolio and the Emerging Markets Core Equity Portfolio in markets authorized for investment by DFA's Investment Committee (“Approved Markets”) may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the values of the securities. For example, the DFA International Real Estate Securities Portfolio and the Emerging Markets Core Equity Portfolio might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may
27

HOW SHARES ARE PRICED (continued)

result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Emerging Markets Core Equity Portfolio may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Portfolio to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains.
Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by an Underlying Fund is determined each day as of such close.
28

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees for Class ADV shares through May 1, 2015.
The Portfolio has a shareholder service plan (“Service Plan”) for Class S shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
29

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
The Underlying Funds
The board of directors or trustees of the Underlying Funds has adopted fair value pricing procedures that govern the pricing of the securities of the Underlying Funds. These procedures are designed to help ensure that the prices at which Underlying Fund shares are purchased and redeemed are fair, and do not result in dilution of Underlying Fund shareholder interests or other harm to Underlying Fund shareholders. See the discussion under “How Shares are Priced” for additional details regarding fair value pricing of the Underlying Funds' securities.
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PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
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INDEX DESCRIPTIONS

The MSCI All Country World IndexSM (“MSCI ACW IndexSM”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
33

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
34

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY DFA World Equity Portfolio
Class ADV
12-31-13	8.67	0.14•	1.96	2.10	0.18	—	—	0.18	—	10.59	24.51	1.12	0.87	0.87	1.50	4,691	4
12-31-12	7.53	0.16•	1.14	1.30	0.16	—	—	0.16	—	8.67	17.59	1.14	0.86	0.86	1.96	2,421	5
12-31-11	8.52	0.15•	(0.94)	(0.79)	0.20	—	—	0.20	—	7.53	(9.52)	1.16	0.82	0.82	1.80	1,797	10
12-31-10	7.01	0.27	1.40	1.67	0.16	—	—	0.16	—	8.52	24.21	1.21	0.88†	0.88†	3.45†	769	132
12-31-09	5.78	0.11	1.09	1.20	0.00*	—	—	0.00*	0.03	7.01	21.28††	1.27	0.99	0.99	1.88	1	128
Class I
12-31-13	8.85	0.18•	2.03	2.21	0.22	—	—	0.22	—	10.84	25.25	0.37	0.27	0.27	1.89	2,898	4
12-31-12	7.68	0.23•	1.14	1.37	0.20	—	—	0.20	—	8.85	18.23	0.39	0.26	0.26	2.80	2,073	5
12-31-11	8.64	0.21•	(0.96)	(0.75)	0.21	—	—	0.21	—	7.68	(8.96)	0.41	0.18	0.18	2.48	1,237	10
12-31-10	7.05	0.30	1.45	1.75	0.16	—	—	0.16	—	8.64	25.22	0.46	0.13†	0.13†	3.78†	813	132
12-31-09	5.78	0.15•	1.09	1.24	0.00*	—	—	0.00*	0.03	7.05	21.98††	0.52	0.39	0.39	2.39	333	128
Class S
12-31-13	8.83	0.16•	2.02	2.18	0.20	—	—	0.20	—	10.81	24.90	0.62	0.52	0.52	1.61	184,485	4
12-31-12	7.66	0.18•	1.17	1.35	0.18	—	—	0.18	—	8.83	17.89	0.64	0.51	0.51	2.12	162,879	5
12-31-11	8.62	0.15•	(0.92)	(0.77)	0.19	—	—	0.19	—	7.66	(9.17)	0.66	0.43	0.43	1.73	158,642	10
12-31-10	7.04	0.18	1.54	1.72	0.14	—	—	0.14	—	8.62	24.84	0.71	0.38†	0.38†	2.66†	224,492	132
12-31-09	5.78	0.14	1.09	1.23	0.00*	—	—	0.00*	0.03	7.04	21.80††	0.77	0.64	0.64	2.29	155,803	128
35

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2009, the Portfolio's total return would have been 20.80%, 21.50%, and 21.31% for Class ADV, Class I, and Class S, respectively.
36

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
VY DFA World Equity Portfolio
PRO-471087	(0514-050114)
Prospectus
May 1, 2014
•	VY Franklin Templeton Founding Strategy Portfolio
Class/Ticker: ADV/ITFAX; I/ITFIX; S/ITFSX
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

VY Franklin Templeton Founding Strategy Portfolio  (formerly, ING Franklin Templeton Founding Strategy Portfolio)
INVESTMENT OBJECTIVES
The Portfolio seeks capital appreciation. Income is a secondary consideration.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees	%	0.00	0.00	0.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Administrative Services Fees	%	0.05	0.05	0.05
Other Expenses	%	0.03	0.03	0.03
Acquired Fund Fees and Expenses	%	0.82	0.82	0.82
Total Annual Portfolio Operating Expenses[1]	%	1.65	0.90	1.15
Waivers and Reimbursements[2]	%	(0.15)	None	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.50	0.90	1.15
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The adviser is contractually obligated to limit expenses to 1.50%, 0.90%, and 1.15% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$153	506	883	1,942
I	$92	287	498	1,108
S	$117	365	633	1,398
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Portfolio invests in a combination of Voya mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, or Templeton Global Advisors Limited (“Underlying Funds”) on a fixed-percentage basis. These Underlying Funds, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, debt instruments and money market securities. The sub-adviser to the Underlying Funds uses a value-oriented investment approach.
The Portfolio makes equal allocations (approximately 33 1⁄3%) of its assets to the following three Underlying Funds: VY Franklin Income Portfolio; VY Franklin Mutual Shares Portfolio; and VY Templeton Global Growth Portfolio.
The investment results of the Underlying Funds will vary. As a result, the percentage allocations to the Underlying Funds will be rebalanced at least monthly by the Portfolio's administrator.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
VY Franklin Templeton Founding Strategy Portfolio
1

Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio or Underlying Fund investments, adversely affect values, and
2
VY Franklin Templeton Founding Strategy Portfolio

increase a Portfolio’s or Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Portfolio's expenses and increase the impact of the Portfolio's other risks.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the value-oriented securities in which the Underlying Funds invest. Rather, the market could favor growth-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Risk Arbitraged Securities and Distressed Companies    Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that the Sub-Adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.
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3

A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
Short Sales    Short sales involve selling a security an Underlying Fund does not own in anticipation that the security's price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund's share price.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the
Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 17.46% and Worst quarter: 4th, 2008, -18.66%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	23.60	15.03	N/A	3.36	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
MSCI World IndexSM2%		26.68	15.02	N/A	2.98
Class I	%	24.42	15.70	N/A	4.02	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
MSCI World IndexSM2%		26.68	15.02	N/A	2.98
Class S	%	24.02	15.42	N/A	3.75	04/30/07
S&P 500® Index[1]	%	32.39	17.94	N/A	5.66
MSCI World IndexSM2%		26.68	15.02	N/A	2.98
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser
Directed Services LLC
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from,
4
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an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
The Portfolio is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. The Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).
The Portfolio's shares are classified into three classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”) and Service Class (“Class S”). The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Conflicts of Interest
The Adviser has the authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser has a fiduciary duty to the Portfolio and is legally obligated to act in the Portfolio’s best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, the Adviser is subject to several conflicts of interest because it, or an affiliate, may serve as the investment adviser to the Portfolio, and it or an affiliate serves as adviser, or may serve as sub-adviser to an Underlying Fund. These conflicts could arise because the Adviser or its affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser, the Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser or an affiliate. Therefore, the Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than the Portfolio.
The Adviser has informed the Trust's Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as an investment option. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser's investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio's Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company's risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Adviser has developed an investment process using an allocation committee which seeks to ensure that the Portfolio is managed in the best interest of their shareholders. Further, the Adviser has adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's allocation decisions may be affected by its conflicts of interest.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
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KEY PORTFOLIO INFORMATION (continued)

Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to the Portfolio or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Portfolio or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio or Underlying Fund invests defensively, it may not achieve its investment objective. The Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objectives
The Portfolio's investment objectives are non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objectives.
Additional Information About Principal Investment Strategies
The Portfolio invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of securities. The Portfolio is designed to meet the needs of investors who wish to seek exposure to various types of securities through a single diversified investment. For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Asset Allocation is No Guarantee Against Loss
Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Adviser's allocation of the Portfolio's assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.
There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolio.
Assets will be allocated among funds and markets based on judgments made by the Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Performance of the Underlying Funds Will Vary
The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds the Portfolio holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Portfolio's and/or the Underlying Funds' Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.
Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio and/or the Underlying Funds may invest and certain of the investment practices that the Portfolio and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio and/or the Underlying Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser of the Portfolio and/or the Underlying Funds can decide whether to use them. The Portfolio and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's and/or the Underlying Funds' principal investment strategies.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    Assets will be allocated among Underlying Funds and markets based on judgments by the adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio or an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.
Foreign Investments/Developing and Emerging Markets.    To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Growth Investing.    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    Certain Underlying Funds invest based on a model implemented by the Underlying Fund's manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund's manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase an Underlying Fund's expenses and increase the impact of an Underlying Fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.
Liquidity.    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which the Underlying Funds invest. Rather, the market could favor securities to which the Underlying Funds are not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Underlying Funds costs and impair the ability of the Underlying Funds to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Risk Arbitraged Securities and Distressed Companies.    Risk arbitrage securities are securities of companies involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spin offs, or tender or exchange offers) or that a sub-adviser believes are cheap relative to an economically equivalent security of the same or another company. Distressed companies are companies that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy.
A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Short Sales.    Short sales involve selling a security an Underlying Fund does not own in anticipation that the security’s price will decline. When an Underlying Fund sells a security short and the price of that security rises, it creates a loss for the Underlying Fund. Short sales create leverage and could increase the volatility of an Underlying Fund’s share price.
Short sales expose an Underlying Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying Fund. When an Underlying Fund must purchase the security it borrowed in a short sale as prevailing market rates, the potential loss may be greater for a short sale than for a short sale “against the box.” A short sale “against the box” may be used to hedge against market risks when the sub-adviser believes that the price of a security may decline, causing the value of a security owned by an Underlying Fund or a security convertible into or exchangeable for such security, to decline. In such case, any future losses in an Underlying Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities.    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio or an Underlying Fund (including risks arising from the Portfolio's investment in Underlying Funds).
Counterparty.    The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
Manager.    A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds.

Underlying Fund: VY Franklin Income Portfolio (formerly, ING Franklin Income Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Franklin Advisers, Inc.
Investment Objective: Maximize income while maintaining prospects for capital appreciation.
Main Investments: The portfolio invests in a diversified portfolio of debt instruments and equity securities. Debt instruments include all varieties of fixed, floating, and variable rate instruments including secured and unsecured bonds, bonds convertible into common stocks, mortgage- and asset-backed securities, debentures, zero-coupon bonds, notes, and short-term debt instruments. Equity securities include common stocks, preferred stocks, and convertible securities, among others. However, the equity securities in which the portfolio invests consist primarily of common stocks. The portfolio may invest up to 100% of its total assets in debt instruments that are rated below investment-grade (“junk bonds”). The portfolio may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the United States or American Depositary Receipts. The portfolio may invest up to 10% of its assets in secured and unsecured corporate bank loans and loan participations. The portfolio may, from time to time, seek to hedge (protect) against currency risks, using principally forward foreign currency exchange contracts. The portfolio is limited in this ability to 25% of its net assets. The portfolio may also, from time to time, seek to hedge against market risk, using a variety of derivative instruments, which may include purchasing or selling call and put options. The portfolio may invest in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may invest up to 10% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, dividend, foreign investments, high-yield securities, interest rate, liquidity, market, mortgage- and/or asset-backed securities, other investment companies, over-the-counter investments, prepayment and extension, securities lending, sovereign debt, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: VY Franklin Mutual Shares Portfolio (formerly, ING Franklin Mutual Shares Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Franklin Mutual Advisers, LLC
Investment Objectives: Capital appreciation with a secondary goal of income.
Main Investments: The portfolio invests primarily in equity securities (including securities convertible into, or that are expected to be exchanged for, common or preferred stocks) of companies of any nation that the sub-adviser believes are available at market prices less than their value based on certain recognized or objective criteria (intrinsic value). Following this value oriented strategy, under normal market conditions, the portfolio invests primarily in undervalued securities (securities trading at a discount to their intrinsic value). The equity securities in which the portfolio invests are primarily common stocks. The portfolio also invests in risk arbitrage securities (securities of companies that are involved in restructurings such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers, or securities that the Sub-Adviser believes are cheap relative to an economically similar security of another or the same company) and distressed companies (securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy). The portfolio currently invests the equity portion of its portfolio primarily to predominantly, in companies with market capitalizations greater than $5 billion, with a portion or significant amount in small-capitalization companies and is not limited to pre-set maximums or minimums governing size of companies in which it may invest. The portfolio may invest significantly (up to 35% of its assets) in foreign securities. The portfolio
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

may, from time to time, invest in derivative instruments including, currency and cross-currency forwards, currency and currency index futures contracts, and, generally for hedging purposes, credit default swaps. The portfolio may also invest (up to 25%) in exchange-traded and over-the-counter equity and equity index options for hedging purposes. The portfolio may also engage, from time to time, in an “arbitrage” strategy including short sales and may invest in distressed companies, including bank debt, lower rated or defaulted debt instruments, comparable unrated debt instruments, or other indebtedness of, or trade claims against, such companies. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest in loans, interest rate, investment model, leverage, liquidity, market, market capitalization, other investment companies, over-the-counter investments, prepayment and extension, risk arbitraged securities and distressed companies, securities lending, and short sales.

Underlying Fund: VY Templeton Global Growth Portfolio (formerly, ING Templeton Global Growth Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Templeton Global Advisors Limited
Investment Objective: Capital appreciation. Current income is only an incidental consideration.
Main Investments: The portfolio invests mainly in equity securities, including common and preferred stocks and convertible securities, of companies located in a number of different countries anywhere in the world, including emerging markets. The portfolio also invests in depositary receipts and derivatives, including up to 5% of its total assets in options and swap agreements. The portfolio may invest up to 25% of its total assets in debt instruments of companies and governments located anywhere in the world. The portfolio may invest up to 15% of its net assets in equity-linked notes for hedging and investment purposes. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, growth investing, interest rate, liquidity, market, other investment companies, securities lending, and sovereign debt.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Dividend.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Over-the-Counter Investments.    Investments purchased over-the-counter (“OTC”), including securities and derivatives, can involve greater risks than securities traded on recognized stock exchanges. OTC securities are generally securities of smaller or newer companies that may have limited product lines and markets compared to larger companies. They also can have less management depth, more reliance on key personnel, and less access to capital and credit. OTC securities tend to trade less frequently and in lower volume, and as a result have greater liquidity risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Additionally, OTC investments are generally purchased either directly from a dealer or in negotiated transactions with the issuer and as such may expose an Underlying Fund to counterparty risk.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.
When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolio. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2013, DSL managed approximately $47.1 billion in registered investment company assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory agreement under which the Adviser provides services to the Portfolio. In order to ensure that the existing investment advisory services can continue uninterrupted, the Board approved a new advisory agreement for the Portfolio in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory agreement prompted by the IPO, as well as any future advisory agreement prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
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MANAGEMENT OF THE PORTFOLIO (continued)

Management Fees
The Adviser does not receive an advisory fee.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolio’s unaudited semi-annual shareholder report dated June 30, 2013.
Manager-of-Managers Structure
The Adviser may engage one or more sub-advisers to provide the day-to-day management of the Portfolio's portfolio. The Adviser has not appointed, and does not intend to appoint, a sub-adviser for the Portfolio.
The Adviser may act as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser may delegate to the sub-advisers of the Portfolio the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.05% of the Portfolio's average daily net assets.
The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
The Distributor
Voya  Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
20

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
The NAV of the Portfolio is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolio or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, a sub-adviser to the Portfolio or an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio or an Underlying Fund's board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio and each Underlying Fund's adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's or an Underlying Fund's board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Portfolio's and each Underlying Fund's adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's or an Underlying Fund's board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio or an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio or an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
21

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees through May 1, 2015.
The Portfolio has a shareholder service plan (“Service Plan”) for Class S shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
22

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that the Portfolio determines not to be in the best interest of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds’ shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.
23

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
24

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
25

INDEX DESCRIPTIONS

The MSCI World IndexSM is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
26

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
27

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-13	8.88	0.19•	1.88	2.07	0.25	—	—	0.25	—	10.70	23.60	0.83	0.68	0.68	1.90	11,142	11
12-31-12	7.96	0.23•	1.00	1.23	0.31	—	—	0.31	—	8.88	15.80	0.84	0.69	0.69	2.67	5,202	11
12-31-11	8.30	0.27•	(0.41)	(0.14)	0.20	—	—	0.20	—	7.96	(1.81)	0.84	0.69	0.69	3.30	4,289	11
12-31-10	7.74	0.18•	0.60	0.78	0.22	—	—	0.22	—	8.30	10.40	0.83	0.68	0.68	2.26	2,652	10
12-31-09	6.19	0.17•	1.63	1.80	0.15	0.10	—	0.25	—	7.74	29.82	0.84	0.69	0.69	2.61	1	14
Class I
12-31-13	9.05	0.27•	1.91	2.18	0.29	—	—	0.29	—	10.94	24.42	0.08	0.08	0.08	2.66	2,530	11
12-31-12	8.11	0.24•	1.05	1.29	0.35	—	—	0.35	—	9.05	16.29	0.09	0.09	0.09	2.79	1,838	11
12-31-11	8.41	0.46•	(0.54)	(0.08)	0.22	—	—	0.22	—	8.11	(1.15)	0.09	0.09	0.09	5.44	1,564	11
12-31-10	7.80	0.15•	0.68	0.83	0.22	—	—	0.22	—	8.41	10.97	0.08	0.08	0.08	1.96	1,838	10
12-31-09	6.26	0.20•	1.66	1.86	0.22	0.10	—	0.32	—	7.80	30.63	0.09	0.09	0.09	3.02	4,335	14
Class S
12-31-13	9.01	0.25•	1.89	2.14	0.27	—	—	0.27	—	10.88	24.02	0.33	0.33	0.33	2.46	934,313	11
12-31-12	8.07	0.25•	1.01	1.26	0.32	—	—	0.32	—	9.01	16.05	0.34	0.34	0.34	2.97	781,854	11
12-31-11	8.37	0.29•	(0.40)	(0.11)	0.19	—	—	0.19	—	8.07	(1.40)	0.34	0.34	0.34	3.44	759,652	11
12-31-10	7.76	0.19	0.62	0.81	0.20	—	—	0.20	—	8.37	10.77	0.33	0.33	0.33	2.29	873,001	10
12-31-09	6.23	0.19	1.64	1.83	0.20	0.10	—	0.30	—	7.76	30.30	0.34	0.34	0.34	2.88	864,254	14
28

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
29

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
VY Franklin Templeton Founding Strategy Portfolio
PRO-470550	(0514-050114)
Prospectus
May 1, 2014
•	Voya Global Perspectives Portfolio
Class/Ticker: ADV/IPARX; I/IPIRX; S/IPSRX
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Global Perspectives Portfolio  (formerly, ING Global Perspectives Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks total return.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees[2]	%	0.10	0.10	0.10
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses[3]	%	0.97	0.97	0.97
Acquired Fund Fees and Expenses	%	0.65	0.65	0.65
Total Annual Portfolio Operating Expenses[3,4]	%	2.57	1.82	2.07
Waivers and Reimbursements[5]	%	(1.48)	(0.99)	(0.99)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.09	0.83	1.08
1	Expense ratios have been adjusted to reflect current contractual rates.
2	The Management Fee is computed at a rate of 0.10% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
3	Excludes 0.66% of non-recurring offering expenses. If these extraordinary expenses were included, the Total Annual Portfolio Operating Expenses would have been 3.23%, 2.48%, and 2.73% for Class ADV, Class I, and Class S shares, respectively.
4	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
5	The adviser is contractually obligated to limit expenses to 1.55%, 0.95%, and 1.20% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, effective March 14, 2014 the adviser is contractually obligated to further limit expenses to 1.09%, 0.83%, and 1.08% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2016. There is no guarantee that the obligation will continue after May 1, 2016. The obligation will renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. In addition, the distributor is contractually obligated to further waive 0.30% of the distribution fee for Class ADV shares through May 1, 2016. There is no guarantee that the distribution fee waiver will continue after May 1, 2016.
The distribution fee waivers will renew if the distributor elects to renew them. Notwithstanding the foregoing, modification or termination of these obligations requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$111	507	1,090	2,674
I	$85	374	794	1,969
S	$110	451	925	2,237
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal period from May 1, 2013 through December 31, 2013, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the sub-adviser (“Sub-Adviser”) invests the assets of the Portfolio in a combination of Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds). The Underlying Funds will invest in the securities of issuers in a number of different countries one of which may be the United States. Under normal market conditions, approximately 60% of the Portfolio's net assets will be allocated to Underlying Funds that predominantly invest in equity securities, and approximately 40% of the Portfolio's net assets will be allocated to Underlying Funds that predominantly invest in debt instruments, including U.S. government securities and money market instruments (“Target Allocation”). The percentage weight of the Portfolio's assets invested in Underlying Funds that predominantly invest in equity securities may change to approximately 30% and the percentage weight of the Portfolio's assets invested in Underlying Funds that predominantly invest
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in debt instruments may change to approximately 70% (“Defensive Allocation”) depending upon the rules based investment strategy described below.
The Target Allocation and Defensive Allocation are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to these asset classes may vary to the extent an Underlying Fund is not substantially invested in accordance with its primary investment strategies.
The Underlying Funds provide exposure to a wide range of traditional asset classes which include stocks, bonds, and cash and non-traditional asset classes (also known as alternative strategies) which include real estate securities.
The equity securities in which the Underlying Funds may invest include, but are not limited to: domestic and international stocks of companies of any market capitalization; emerging market securities; and domestic and international real estate stocks, including real estate investment trusts.
The debt instruments in which the Underlying Funds may invest include, but are not limited to: domestic and international short-, intermediate- and long-term bonds; high-yield debt securities rated below investment-grade commonly referred to as “junk bonds;” and debt instruments without limitations on maturity.
The Portfolio may invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a rules-based investment strategy to determine the allocation among Underlying Funds that invest in equity securities and debt instruments. The proportion of assets allocated to Underlying Funds that are predominantly invested in equity securities and those that are predominantly invested in debt instruments is determined as of each calendar quarter. Within the broad equity and debt asset classes, the Portfolio will seek to maintain approximately equal weights across its investment in the Underlying Funds. No adjustments to the Target Allocation or Defensive Allocation will be made between quarterly allocation dates. As soon as practicable following the end of each calendar quarter, the Sub-Adviser will compare the aggregate earnings of the companies in the S&P 500® Index (“Index”) for the most recent calendar quarter to the aggregate earnings of the companies in the Index for the previous year's corresponding calendar quarter. If the aggregate earnings for the most recent calendar quarter are higher than the aggregate earnings of the companies in the Index for the previous year's corresponding calendar quarter, the Portfolio will take steps to ensure it is invested in accordance with the Target Allocation described above as soon as practicable. If the aggregate earnings for the most recently completed calendar quarter are lower than the reported aggregate earnings for the previous year's corresponding calendar quarter, the Portfolio will take steps to ensure it is invested in accordance with the Defensive Allocation described above as soon as practicable.
The Sub-Adviser intends to rebalance the Portfolio's asset allocations on at least a quarterly basis, but it may rebalance more or less frequently as deemed appropriate to attain the
Target Allocation or Defensive Allocation for the Portfolio. These allocations, however, are targets, and the Portfolio's asset allocations could change substantially as the value of the Underlying Funds change.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    The success of the Portfolio's strategy depends on the Adviser's or Sub-Adviser's skill in allocating Portfolio assets between the asset classes and in choosing investments within those categories. There is a risk that the Portfolio may allocate assets to an asset class that underperforms other asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.
Cash/Cash Equivalents    To the extent the Portfolio holds cash or cash equivalents, the Portfolio risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets
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and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's or an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio or Underlying Fund investments, adversely affect values, and increase a Portfolio’s or Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
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U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
Because the Portfolio did not have a full calendar year of operations as of December 31, 2013, there is no annual performance information included.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Douglas Coté, CFA Portfolio Manager (since 04/13)	Karyn Cavanaugh, CFA Portfolio Manager (since 04/13)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
The Portfolio is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. The Portfolio is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
The Portfolio's shares are classified into three classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”) and Service Class (“Class S”). The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Portfolio and is legally obligated to act in thePortfolio’s best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Portfolio among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Portfolio and one or more of the Underlying Funds. These conflicts could arise because the Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than the Portfolio.
The Adviser has informed the Trust's Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolio is offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s and Sub-Adviser’s investment decisions for the Portfolio, including its allocation decisions with respect to the Portfolio’s Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure that the Portfolio is managed in the best interest of its shareholders. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.
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KEY PORTFOLIO INFORMATION (continued)

Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Portfolio has adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
The Portfolio invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of stocks and debt instruments of various types and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Portfolio is designed to meet the needs of investors who wish to seek exposure to various types of stocks and debt instruments of various types through a single diversified investment. For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Performance of the Underlying Funds Will Vary
The performance of the Portfolio depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolio changes as the asset values of the Underlying Funds the Portfolio holds go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Portfolio's and/or the Underlying Funds' Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.
Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio and/or the Underlying Funds may invest and certain of the investment practices that the Portfolio and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio and/or the Underlying Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolio and/or the Underlying Funds can decide whether to use them. The Portfolio and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's and/or the Underlying Funds' principal investment strategies.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    The success of a portfolio's strategy depends on the adviser's or sub-adviser's skill in allocating portfolio assets between the asset classes in which the portfolio invests and in choosing investments within those categories. There is a risk that a portfolio may allocate assets to an asset class that underperforms other asset classes.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.
Cash/Cash Equivalents.    To the extent a portfolio holds cash or cash equivalents, the portfolio risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact a portfolio’s performance and ability to achieve its investment objective.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

Currency.    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.
Foreign Investments/Developing and Emerging Markets.    To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase an Underlying Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio or Underlying Fund investments, adversely affect values, and increase a portfolio’s or Underlying Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
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Investment Model.    Certain Underlying Funds invest based on a model implemented by the Underlying Fund's manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund's manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity.    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist
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attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that an Underlying Fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.
Counterparty.    The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
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Manager.    A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Portfolio seeks to meet its investment objectives by allocating its assets among the Underlying Funds. Because the Portfolio invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolio with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolio will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolio will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolio may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolio has invested in the Underlying Fund.
Underlying Fund: VY Clarion Global Real Estate Portfolio (formerly, ING Clarion Global Real Estate Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: CBRE Clarion Securities LLC
Investment Objective: High total return consisting of capital appreciation and current income.
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry. A company shall be considered to be “principally engaged” in the real estate industry if it: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, constructing, financing, managing and/or selling commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets invested in real estate in a number of different countries located throughout the world, including the United States. The portfolio expects these investments to be in common stocks of companies of any market capitalization, including real estate investment trusts. The portfolio may invest in companies located in countries with emerging securities markets. The portfolio may also invest in convertible securities, initial public offerings, and Rule 144A securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, foreign investments/developing and emerging markets, initial public offerings, interest rate, liquidity, market, market capitalization, other investment companies, real estate companies and real estate investment trusts, and securities lending.

Underlying Fund: Voya Emerging Markets Index Portfolio (formerly, ING Emerging Markets Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets Index). As of February 28, 2014, a portion of the MSCI Emerging Markets Index was concentrated in the financials sector (including a focus in the commercial banks industry) and a portion of the Index was focused in the information technology sector. The portfolio is non-diversified, which means it may invest a
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significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Global Bond Fund (formerly, ING Global Bond Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds of issuers in a number of different countries, which may include the United States. The fund may invest in securities of issuers located in developed and emerging market countries. Securities may be denominated in foreign currencies or in the U.S. dollar. The fund may hedge its exposure to securities denominated in foreign currencies. The fund may borrow money from banks and invest the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund invests primarily in investment-grade securities which include, but are not limited to, corporate and government bonds which, at the time of investment, are rated investment-grade (at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The fund may also invest in preferred stocks, money market instruments, municipal bonds, commercial and residential mortgage-related securities, asset-backed securities, other securitized and structured debt products, private placements, sovereign debt, and other investment companies. The fund may also invest its assets in bank loans and in a combination of floating rate secured loans (“Senior Loans”) and shares of Voya Prime Rate Trust, a closed-end investment company that invests in Senior Loans. Although the fund may invest a portion of its assets in high-yield debt securities rated below investment-grade (“junk bonds”), the fund will seek to maintain a minimum weighted average portfolio quality rating of at least investment-grade. The dollar-weighted average portfolio duration will generally range between two and nine years. The fund may use derivatives, including futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and options, among others. The fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements). The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, investment model, issuer non-diversification, leverage, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya GNMA Income Fund (formerly, ING GNMA Income Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.
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Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The fund may purchase or sell GNMA Certificates on a delayed delivery or forward commitment basis through the “to-be-announced” market. The remaining assets of the fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may also invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, GNMA Certificates, and securities issued by other agencies and instrumentalities of the U.S. government. The fund may invest in debt securities of any maturity, although the sub-adviser expects to invest in securities with effective maturities in excess of one year. The fund may invest in futures, including U.S. Treasury futures, to manage the duration of the fund. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Credit, derivative instruments, interest rate, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, repurchase agreements, securities lending, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: Voya Growth and Income Portfolio (formerly, ING Growth and Income Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.
Main Investments: The portfolio invests at least 65% of its total assets in common stocks believed to have significant potential for capital appreciation, income growth, or both. The portfolio may invest principally in common stocks and securities convertible into common stocks having significant potential for capital appreciation, income growth, or both. The portfolio may also engage in option writing. The portfolio emphasizes stocks of larger companies; looks to strategically invest the portfolio's assets in stocks of mid-sized companies and up to 25% of its total assets in stocks of foreign issuers. The portfolio may invest in derivative instruments, including, but not limited to, put and call options. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, foreign investments, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya High Yield Portfolio (formerly, ING PIMCO High Yield Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income and total return.
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The portfolio defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the portfolio, the sub-adviser does not rely exclusively on ratings assigned by a NRSRO. The sub-adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the sub-adviser does not have restrictions on the rating level of the securities in the portfolio’s portfolio and may purchase and hold securities in default. There are
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

no restrictions on the average maturity of the portfolio or the maturity of any single investment. Maturities may vary widely depending on the sub-adviser’s assessment of interest rate trends and other economic or market factors. Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The portfolio may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The portfolio may invest in companies of any size. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: Voya International Index Portfolio (formerly, ING International Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI EAFE® Index). As of February 28, 2014, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya MidCap Opportunities Portfolio (formerly, ING MidCap Opportunities Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Long-term capital appreciation.
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stock of mid-sized U.S. companies. Mid-sized companies are those with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. The portfolio may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark of the portfolio. The portfolio may also invest in foreign securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33% of its total assets.
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Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: Voya Small Company Portfolio (formerly, ING Small Company Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations.
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small-capitalization companies (defined as those included in S&P SmallCap 600® Index or the Russell 2000® Index at the time of purchase, or if not included in either index, have market capitalizations that fall within the range of the market capitalizations of companies included in either index). The portfolio may invest in derivative instruments including, but not limited to, put and call options. The portfolio may also invest, to a limited extent, in foreign stocks. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, currency, derivative instruments, foreign investments, investment model, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: Voya U.S. Bond Index Portfolio (formerly, ING U.S. Bond Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays U.S. Aggregate Bond Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody's Investors Service, Inc. or at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index; derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio invests principally in bonds and employs a “passive management” approach designed to track the performance of the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt instruments in the Index and to provide fixed-income exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Concentration in Financial Services Sector.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities
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of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the financial services sector, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. To the extent an Underlying Fund further concentrates in the financial services industry, the risks described above may be greater.
Concentration in Real Estate Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the Underlying Fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Credit Default Swaps.    An Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, an Underlying Fund pays a fee to protect against the risk that a security held by the Underlying Fund will default. As a seller of the swap, an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security
17

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.
Focused Investing.    To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.
Index Strategy.    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds.    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for an Underlying Fund. However, there is no assurance that an Underlying Fund will have access to profitable IPOs or that IPOs in which the Underlying Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When an Underlying Fund's asset base is small, the impact of such investments on the Underlying Fund's return will be magnified. If an Underlying Fund's assets grow, it is likely that the effect of the Underlying Fund's investment in IPOs on the Underlying Fund's return will decline.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Issuer Non-Diversification.    One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any
18

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase an Underlying Fund's expenses and increase the impact of an Underlying Fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, an Underlying Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay
19

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

may involve loss of interest or a decline in price of the security, which could result in a loss for an Underlying Fund. In addition, if an Underlying Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.
When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
When Issued and Delayed Delivery Securities and Forward Commitments.    When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
Zero-Coupon Bonds and Pay-in-Kind Securities.    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. An Underlying Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
20

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
21

MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. Voya Investments has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services for the Portfolio. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $51.6 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
22

MANAGEMENT OF THE PORTFOLIO (continued)

Management Fee
The Adviser receives an annual fee for its investment management services provided to the Portfolio.  The management fee is computed at a rate of 0.10% of average daily net assets invested in affiliated Underlying Funds and 0.30% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Portfolio for the most recent fiscal period of average daily net assets invested in unaffiliated Underlying Funds and/or other investments:
Management Fee
Voya Global Perspectives Portfolio	0.10%
For information regarding the basis for the Board’s March 2013 approval of the new investment advisory and sub-advisory relationships and the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolio’s unaudited semi-annual shareholder report dated June 30, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
Voya  Investment Management Co. LLC(formerly, ING Investment Management Co. LLC)
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, Voya IM managed approximately $81.2 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Portfolio.
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MANAGEMENT OF THE PORTFOLIO (continued)

Douglas Coté, CFA, Senior Portfolio Manager, and Senior Vice President, is Voya Investment Management's Chief Market Strategist. He is part of the Voya Multi-Asset Strategies and Solutions Group which, among other responsibilities, develops Voya views on markets, economies and investment strategy on behalf of Voya clients, broker-dealers and other distribution partners. He rejoined Voya IM in 2010 having previously worked there from 1994 through 2006, primarily as a senior portfolio manager in Enhanced Core Equities, responsible for large-cap, mid-cap, and small-cap institutional and retail funds. From 2007 through 2009, he was a managing partner and chief investment officer of a hedge fund.
Karyn Cavanaugh, CFA, Portfolio Manager, and Vice President, is Market Strategist for Voya Investment Management. As a member of the Voya Multi-Asset Strategies and Solutions Group, she helps develop Voya views on markets, economies and investment strategy. She joined Voya IM in 2010. Prior to joining Voya IM, she spent 15 years as an analyst with Hartford Investment Management Company and more recently two years in Hartford Life's international operations where she was responsible for analysis and development of global business strategy.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Portfolio.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio's average daily net assets.
The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
The Distributor
Voya  Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
24

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
25

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of the Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. The annual distribution and shareholder service fees under the 12b-1 Plan may equal up to 0.75% (0.50% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of the Portfolio. The Distributor has agreed to waive 0.15% of the distribution fees through May 1, 2015. In addition, the distributor has agreed to further waive 0.30% of the distribution fee for Class ADV shares through May 1, 2016.
The Portfolio has a shareholder service plan (“Service Plan”) for Class S shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders' accounts. The Service Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries and plan administrators that provide administrative services relating to Class S shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets.
Because these distribution and shareholder service fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
26

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
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PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
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DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
29

INDEX DESCRIPTIONS

The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratio and higher forecasted growth values.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market.
30

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Portfolio for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
31

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Perspectives Portfolio
Class ADV
05-01-13(5) - 12-31-13	10.00	0.12•	0.39	0.51	—	—	—	—	—	10.51	5.10	2.58	0.89	0.89	1.80	24,390	8
Class I
05-01-13(5) - 12-31-13	10.00	0.15•	0.40	0.55	—	—	—	—	—	10.55	5.50	1.83	0.29	0.29	2.23	261	8
Class S
05-01-13(5) - 12-31-13	10.00	0.14	0.40	0.54	—	—	—	—	—	10.54	5.40	2.08	0.54	0.54	2.03	32	8
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ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
33

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, when available, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, when available, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
Voya Global Perspectives Portfolio
PRO-473354	(0514-050114)
Prospectus
May 1, 2014
•	Voya Retirement Conservative Portfolio
Class/Ticker: ADV/IRCAX; I/IRCPX
•	Voya Retirement Growth Portfolio
Class/Ticker: ADV/IRGPX; I/IIRGX
•	Voya Retirement Moderate Growth Portfolio
Class/Ticker: ADV/IRMGX; I/IRGMX
•	Voya Retirement Moderate Portfolio
Class/Ticker: ADV/IRMPX; I/IRMIX
Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya  Retirement Conservative Portfolio  (formerly, ING Retirement Conservative Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other ING Retirement Portfolios.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees[1]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.03	0.03
Acquired Fund Fees and Expenses	%	0.41	0.41
Total Annual Portfolio Operating Expenses[2]	%	1.18	0.68
Waivers and Reimbursements[3]	%	(0.25)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	0.93	0.68
1	The Management Fee is computed at a rate of 0.14% of average daily net assets invested in affiliated Underlying Funds and 0.24% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.02% and 0.77% for Class ADV and Class I shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.2480% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest
$10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$95	350	625	1,410
I	$69	218	379	847
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 26% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in a combination of Underlying Funds according to a model that is intended to reflect an allocation of approximately 30% of the Portfolio's assets in equity securities and 70% of the Portfolio's assets in fixed-income securities. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 15% to 45% of its assets in equity securities and from 55% to 85% of its assets in fixed-income securities. The amount of Portfolio assets invested in equity securities and fixed-income securities are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its primary strategy.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to fixed-income securities hold debt instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
Voya Retirement Conservative Portfolio
1

Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In seeking the Portfolio's investment objective, the sub-adviser (“Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and fixed-income securities. The investment model generally seeks to manage risk and reduce the volatility of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) consideration of Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, Separate Accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain guarantees. As a result, the investment model may take into account the Voya affiliated insurance companies' considerations related to their reduction of investment risk and their ability to hedge their risk in issuing guarantees on variable annuity contracts.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country
2
Voya Retirement Conservative Portfolio

or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Index Strategy    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
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U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into the Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio for the following bar chart and table. All references to the Portfolio's performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and the Portfolio differ in certain respects.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 10.97% and Worst quarter: 4th, 2008, -9.43%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	4.37	8.54	N/A	3.01	10/31/07
S&P Target Risk Conservative Index[1]	%	6.97	7.12	N/A	4.10
Class I	%	4.45	8.90	N/A	3.37	10/31/07
S&P Target Risk Conservative Index[1]	%	6.97	7.12	N/A	4.10
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Halvard Kvaale, CIMA Portfolio Manager (since 08/12)	Derek Sasveld Portfolio Manager (since 08/13)
Paul Zemsky, CFA Portfolio Manager (since 12/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict
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Voya Retirement Conservative Portfolio

of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya  Retirement Growth Portfolio  (formerly, ING Retirement Growth Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees[1]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.38	0.38
Total Annual Portfolio Operating Expenses[2]	%	1.14	0.64
Waivers and Reimbursements[3]	%	(0.08)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.06	0.64
1	The Management Fee is computed at a rate of 0.14% of average daily net assets invested in affiliated Underlying Funds and 0.24% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.13% and 0.88% for Class ADV and Class I shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.0751% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable
Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$108	354	620	1,379
I	$65	205	357	798
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in a combination of Underlying Funds according to a model that is intended to reflect an allocation of approximately 75% of the Portfolio's assets in equity securities and 25% of the Portfolio's assets in fixed-income securities. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 60% to 90% of its assets in equity securities and from 10% to 40% of its assets in fixed-income securities. The amount of Portfolio assets invested in equity securities and fixed-income securities are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its primary strategy.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to fixed-income securities hold debt instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
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Voya Retirement Growth Portfolio

Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In seeking the Portfolio's investment objective, the sub-adviser (“Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and fixed-income securities. The investment model generally seeks to manage risk and reduce the volatility of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) consideration of Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, Separate Accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain guarantees. As a result, the investment model may take into account the Voya affiliated insurance companies' considerations related to their reduction of investment risk and their ability to hedge their risk in issuing guarantees on variable annuity contracts.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country
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7

or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Index Strategy    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment
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Voya Retirement Growth Portfolio

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into the Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio for the following bar chart and table. All references to the Portfolio's performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and the Portfolio differ in certain respects.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 17.74% and Worst quarter: 4th, 2008, -21.44%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	18.66	13.22	N/A	3.40	04/28/06
S&P Target Risk Aggressive Index[1]	%	22.83	15.80	N/A	6.18
Russell 3000® Index[1]	%	33.55	18.71	N/A	7.07
MSCI EAFE® Index[2]	%	22.78	12.44	N/A	2.92
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
Class I	%	19.21	13.76	N/A	3.95	04/28/06
S&P Target Risk Aggressive Index[1]	%	22.83	15.80	N/A	6.18
Russell 3000® Index[1]	%	33.55	18.71	N/A	7.07
MSCI EAFE® Index[2]	%	22.78	12.44	N/A	2.92
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Halvard Kvaale, CIMA Portfolio Manager (since 08/12)	Derek Sasveld Portfolio Manager (since 08/13)
Paul Zemsky, CFA Portfolio Manager (since 12/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
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TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Retirement Growth Portfolio

Voya  Retirement Moderate Growth Portfolio  (formerly, ING Retirement Moderate Growth Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees[1]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.38	0.38
Total Annual Portfolio Operating Expenses[2]	%	1.14	0.64
Waivers and Reimbursements[3]	%	(0.11)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.03	0.64
1	The Management Fee is computed at a rate of 0.14% of average daily net assets invested in affiliated Underlying Funds and 0.24% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.09% and 0.84% for Class ADV and Class I shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.1106% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$105	351	617	1,376
I	$65	205	357	798
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in a combination of Underlying Funds according to a model that is intended to reflect an allocation of approximately 65% of the Portfolio’s assets in equity securities and 35% of the Portfolio’s assets in fixed-income securities. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 50% to 80% of its assets in equity securities and from 20% to 50% of its assets in fixed-income securities. The amount of Portfolio assets invested in equity securities and fixed-income securities are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its primary strategy.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to fixed-income securities hold debt instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
Voya Retirement Moderate Growth Portfolio
11

Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In seeking the Portfolio's investment objective, the sub-adviser (“Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and fixed-income securities. The investment model generally seeks to manage risk and reduce the volatility of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) consideration of Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, Separate Accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain guarantees. As a result, the investment model may take into account the Voya affiliated insurance companies' considerations related to their reduction of investment risk and their ability to hedge their risk in issuing guarantees on variable annuity contracts.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country
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Voya Retirement Moderate Growth Portfolio

or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Index Strategy    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment
Voya Retirement Moderate Growth Portfolio
13

companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into the Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio for the following bar chart and table. All references to the Portfolio's performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and the Portfolio differ in certain respects.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 16.25% and Worst quarter: 4th, 2008, -17.71%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	15.73	12.25	N/A	3.96	04/28/06
S&P Target Risk Growth Index[1]	%	16.32	11.93	N/A	5.41
Russell 3000® Index[1]	%	33.55	18.71	N/A	7.07
MSCI EAFE® Index[2]	%	22.78	12.44	N/A	2.92
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
Class I	%	16.13	12.71	N/A	4.47	04/28/06
S&P Target Risk Growth Index[1]	%	16.32	11.93	N/A	5.41
Russell 3000® Index[1]	%	33.55	18.71	N/A	7.07
MSCI EAFE® Index[2]	%	22.78	12.44	N/A	2.92
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Halvard Kvaale, CIMA Portfolio Manager (since 08/12)	Derek Sasveld Portfolio Manager (since 08/13)
Paul Zemsky, CFA Portfolio Manager (since 12/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
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Voya Retirement Moderate Growth Portfolio

TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Voya Retirement Moderate Growth Portfolio
15

Voya  Retirement Moderate Portfolio  (formerly, ING Retirement Moderate Portfolio)
INVESTMENT OBJECTIVE
The Portfolio seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.
FEES AND EXPENSES OF THE PORTFOLIO
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I
Management Fees[1]	%	0.14	0.14
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None
Administrative Services Fees	%	0.10	0.10
Other Expenses	%	0.02	0.02
Acquired Fund Fees and Expenses	%	0.40	0.40
Total Annual Portfolio Operating Expenses[2]	%	1.16	0.66
Waivers and Reimbursements[3]	%	(0.16)	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.00	0.66
1	The Management Fee is computed at a rate of 0.14% of average daily net assets invested in affiliated Underlying Funds and 0.24% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
2	Total Annual Portfolio Operating Expenses may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.04% and 0.79% for Class ADV and Class I shares, respectively, through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, and extraordinary expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Portfolio’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.1587% of the distribution fee for Class ADV shares through May 1, 2015. There is no guarantee that the distribution fee waiver will continue after May 1, 2015. The distribution fee waiver will renew if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$102	353	623	1,395
I	$67	211	368	822
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 20% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Portfolio invests in a combination of Underlying Funds according to a model that is intended to reflect an allocation of approximately 50% of the Portfolio's assets in equity securities and 50% of the Portfolio's assets in fixed-income securities. The actual amount of Portfolio assets invested in equity securities may vary at any time and may range from 35% to 65% of its assets in equity securities and from 35% to 65% of its assets in fixed-income securities. The amount of Portfolio assets invested in equity securities and fixed-income securities are measured with reference to the primary strategies of the Underlying Funds; actual exposure to these asset classes will vary from these amounts if an Underlying Fund is not substantially invested in accordance with its primary strategy.
Underlying Funds in which the Portfolio may invest for its exposure to equity securities hold a wide range of equity type securities which may include stocks of companies of any market capitalization and domestic and foreign securities, including emerging market securities. Underlying Funds in which the Portfolio may invest for its exposure to fixed-income securities hold debt instruments of varying maturities which may include corporate debt instruments of U.S. and non-U.S. issuers; securities issued or guaranteed by the U.S. government, its agencies or governmental-sponsored enterprises; and inflation-indexed bonds issued both by governments and corporations.
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Voya Retirement Moderate Portfolio

Generally, most of the Underlying Funds in which the Portfolio invests will be passively managed index funds. The Portfolio may also invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations and to assist in managing cash.
The Portfolio may invest in exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In seeking the Portfolio's investment objective, the sub-adviser (“Sub-Adviser”) uses a proprietary investment model to determine the Portfolio's asset allocation between equity securities and fixed-income securities. The investment model generally seeks to manage risk and reduce the volatility of the Portfolio's returns and may consider such factors as: (i) the investment objective of the Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of the Underlying Funds; (v) the correlation and covariance among the Underlying Funds; and (vi) consideration of Voya affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits. The Portfolio's shares are offered to, among others, Separate Accounts of Voya insurance company subsidiaries as an investment option under variable annuity contracts which contain certain guarantees. As a result, the investment model may take into account the Voya affiliated insurance companies' considerations related to their reduction of investment risk and their ability to hedge their risk in issuing guarantees on variable annuity contracts.
The Sub-Adviser may change the Portfolio's asset allocations, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
PRINCIPAL RISKS
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps    The Portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the Portfolio or the Underlying Fund will default. As a seller of the swap, the Portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, the Portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country
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or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Index Strategy    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    Certain Underlying Funds invest based on a proprietary model managed by the manager. The manager's proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
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Voya Retirement Moderate Portfolio

U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into the Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio for the following bar chart and table. All references to the Portfolio's performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and the Portfolio differ in certain respects.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 13.90% and Worst quarter: 4th, 2008, -14.22%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	10.05	10.35	N/A	3.86	04/28/06
S&P Target Risk Moderate Index[1]	%	10.75	8.87	N/A	4.89
Russell 3000® Index[1]	%	33.55	18.71	N/A	7.07
MSCI EAFE® Index[2]	%	22.78	12.44	N/A	2.92
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
Class I	%	10.32	10.77	N/A	4.33	04/28/06
S&P Target Risk Moderate Index[1]	%	10.75	8.87	N/A	4.89
Russell 3000® Index[1]	%	33.55	18.71	N/A	7.07
MSCI EAFE® Index[2]	%	22.78	12.44	N/A	2.92
Barclays U.S. Aggregate Bond Index[1]	%	-2.02	4.44	N/A	5.17
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Halvard Kvaale, CIMA Portfolio Manager (since 08/12)	Derek Sasveld Portfolio Manager (since 08/13)
Paul Zemsky, CFA Portfolio Manager (since 12/07)
PURCHASE AND SALE OF PORTFOLIO SHARES
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
TAX INFORMATION
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Retirement Moderate Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolios' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other Voya mutual funds.
Each of the Portfolios is a series of Voya Investors Trust (formerly, ING Investors Trust) (“Trust”), a Massachusetts business trust. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”). Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) is the Sub-Adviser to the Portfolios.
The Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Voya Financial, Inc. For more information about the Portfolios, the Adviser and the Sub-Adviser, please read “Management of the Portfolios” later in this Prospectus and the SAI.
The Portfolios' shares are classified into two classes of shares, Adviser Class (“Class ADV”) and Institutional Class (“Class I”). The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio.
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Portfolios and are legally obligated to act in the Portfolios’ best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Portfolios among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Portfolios and one or more of the Underlying Funds. These conflicts could arise because the Adviser or Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance its own economic interests, the economic interests of an affiliate, or the interests of an Underlying Fund rather than the Portfolios.
The Adviser has informed the Trust's Board that its investment process may be influenced by an affiliated insurance company that issues financial products in which the Portfolios are offered as investment options. In certain of those products an affiliated insurance company may offer guaranteed lifetime income or death benefits. The Adviser’s and Sub-Adviser’s investment decisions for the Portfolios, including their allocation decisions with respect to the Portfolios' Underlying Funds, may benefit the affiliated insurance company issuing such benefits. For example, selecting and allocating assets to Underlying Funds which invest primarily in fixed-income securities or in a more conservative or less volatile investment style, may reduce the regulatory capital requirements which the affiliated insurance company must satisfy to support its guarantees under its products, may help reduce the affiliated insurance company’s risk from the lifetime income or death benefits, or may make it easier for the insurance company to manage its risk through the use of various hedging techniques.
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KEY PORTFOLIO INFORMATION (continued)

The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure that the Portfolios are managed in the best interest of their shareholders. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor, and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser’s allocation decisions may be affected by their conflicts of interest.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Portfolio Diversification
Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 (“1940 Act”).
Investor Diversification
Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, the Portfolios provide investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds” later in this Prospectus.
Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolios in the context of your personal financial situation, investment objectives and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Portfolio or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Portfolio or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio or Underlying Fund invests defensively, it may not achieve its investment objective. A Portfolio's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Portfolio's fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives
Each Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. A Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
The Portfolios are designed to meet the needs of investors who prefer a single diversified investment that has an investment objective that is consistent with their risk tolerance and the anticipated length of time until they will need access to their funds. Depending on the Portfolio you choose, your investment will be subject to varying degrees of potential investment risks and rewards.
The Portfolios invest primarily in a universe of Underlying Funds that are passively managed index funds that, in turn, invest directly in a wide range of portfolio securities (like stocks and bonds). Although an investor may achieve the same level of diversification by investing directly in a variety of the Underlying Funds, each Portfolio provides investors with a means to simplify their investment decisions by investing in a single diversified portfolio. For more information about the Underlying Funds, please see “Key Information About the Underlying Funds.”
Shares of the Portfolios are offered to separate asset accounts (“Separate Accounts”) of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Variable Contracts and to certain investment advisers and their affiliates in connection with the creation or management of a Portfolio.
Asset Allocation Process
The Sub-Adviser uses an asset allocation process to determine each Portfolio's investment mix. This asset allocation process can be described in two stages.
In the first stage, the mix of asset classes (i.e., stocks and debt instruments of various types) that the Sub-Adviser believes is likely to produce the optimal return for each Portfolio is estimated. These estimates are made with reference to an investment model that incorporates historical and expected returns, standard deviations and correlation coefficients of various asset classes as well as other financial variables.
In the second stage, the historical returns or hypothetical returns of an Underlying Fund are examined to estimate which asset classes the Underlying Fund represents and how the Underlying Fund would fit the Asset Allocation Model. Possible combinations of Underlying Funds are then tested for closeness of fit to the Asset Allocation Model. For each Portfolio, the combination of Underlying Funds that seems to provide the most favorable trade-off between closeness of fit and the target level of risk is estimated. Adjustments are made to avoid a large number of small positions in the Underlying Funds and to ensure that the combination of Underlying Funds in any Portfolio does not seem inconsistent with the combination in any other Portfolio. The final combinations of Underlying Funds arrived at for the Portfolios are called the target allocations (“Target Allocation”).
Periodically, based upon a variety of quantitative and qualitative factors, the Sub-Adviser uses economic and statistical methods to recommend the optimal Target Allocation and ranges for the Portfolios, the resulting allocations to the Underlying Funds, and whether any Underlying Funds should be added or removed from the mix.
The factors considered may include the following: (i) the investment objective of each Portfolio and each of the Underlying Funds; (ii) economic and market forecasts; (iii) proprietary and third-party reports and analysis; (iv) the risk/return characteristics, relative performance, and volatility of the Underlying Funds; (v) the correlation and covariance among Underlying Funds; and (vi) consideration of ING affiliated insurance companies' ability to hedge their risk in issuing guarantees on products offering guaranteed lifetime income or death benefits.
As market prices of the Underlying Funds' portfolio securities change, each Portfolio's actual allocations will vary somewhat from the Target Allocation, although the percentages generally will remain within an acceptable range of the Target Allocation percentages. If changes are made as described above, those changes will be reflected in the Prospectus. However, it may take some time to fully implement the changes. The Sub-Adviser will implement the changes over a reasonable period of time while seeking to minimize disruptive effects and added costs to the Portfolios and the Underlying Funds.
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MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

The Sub-Adviser intends to rebalance the Portfolio's on at least a quarterly basis, but may rebalance more or less frequently as deemed appropriate to attain the Target Allocation for the Portfolio's. These allocations, however, are targets and each Portfolio's allocations could change substantially as the Underlying Funds' asset values change due to market movements and portfolio management decisions. If the Sub-Adviser believes it is in the best interests of the Portfolio and its shareholders, it may limit the degree of rebalancing or avoid rebalancing altogether, pending further analysis and more favorable market conditions. Underlying Funds may be added or subtracted from the targeted mix of Underlying Funds.
Asset Allocation is No Guarantee Against Loss
Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolios. Furthermore, the Sub-Adviser’s allocation of the Portfolios' assets may not anticipate market trends successfully. For example, weighting Underlying Funds that invest in equity securities too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in Underlying Funds that invest in debt instruments during a period of stock market appreciation may result in lower total return.
There is a risk that you could achieve better returns by investing in an Underlying Fund or other mutual funds representing a single asset class than in the Portfolios.
Assets will be allocated among funds and markets based on judgments made by the Sub-Adviser. There is a risk that the Portfolios may allocate assets to an asset class or market that underperforms other funds. For example, a Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.
Performance of the Underlying Funds Will Vary
The performance of the Portfolios depends upon the performance of the Underlying Funds, which are affected by changes in the economy and financial markets. The value of the Portfolios changes as the asset values of the Underlying Funds the Portfolios hold go up or down. The value of your shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Portfolios' and/or the Underlying Funds' Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio's risk profile is largely a factor of the principal securities in which the Underlying Funds invest and investment techniques that the Underlying Funds use.
Below is a discussion of the risks associated with certain of the types of securities in which the Portfolios and/or the Underlying Funds may invest and certain of the investment practices that the Portfolios and/or the Underlying Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios and/or the Underlying Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary which means that the adviser or sub-adviser of the Portfolios and/or the Underlying Funds can decide whether to use them. The Portfolios and/or the Underlying Funds may invest in these securities or use these techniques as part of their principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios' and/or the Underlying Funds' principal investment strategies.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    Assets will be allocated among Underlying Funds and markets based on judgments by the adviser or sub-adviser. There is a risk that a portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
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MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    A portfolio or an Underlying Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the portfolio or an Underlying Fund pays a fee to protect against the risk that a security held by the portfolio or the Underlying Fund will default. As a seller of the swap, a portfolio or an Underlying Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of the security in the event of a default of the security issuer. As a seller of a swap, a portfolio or an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio or an Underlying Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of an Underlying Fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so a portfolio or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio or an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio or an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a portfolio or an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on a portfolio or an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of a portfolio or an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio or an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio or an Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio or an Underlying Fund.
Foreign Investments/Developing and Emerging Markets.    To the extent an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher
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transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Growth Investing.    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
Index Strategy.    The index selected may underperform the overall market and an Underlying Fund might fail to track its target index. The correlation between an Underlying Fund and index performance may be affected by the Underlying Fund's expenses and the timing of purchases and redemptions of the Underlying Fund's shares. An Underlying Fund's actual holdings might not match the Index and the Underlying Fund's effective exposure to index securities at any given time may not equal 100%.
Inflation-Indexed Bonds.    If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    Certain Underlying Funds invest based on a model implemented by the Underlying Fund's manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund's manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Certain Underlying Funds that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in
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the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for an Underlying Fund.
Liquidity.    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a portfolio and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home
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Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to each Portfolio or an Underlying Fund (including risks arising from a Portfolio's investments in Underlying Funds).
Counterparty.    The entity with which a portfolio or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a portfolio or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's “Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a portfolio's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
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The Portfolios seek to meet their investment objectives by allocating their assets among the Underlying Funds. Because the Portfolios invest in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Portfolios with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Portfolios will alter their allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Portfolios will be invested in each Underlying Fund at any one time. As a result, the degree to which the Portfolios may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Portfolios have invested in the Underlying Fund.

Affiliated Underlying Funds
Underlying Fund: Voya Australia Index Portfolio (formerly, ING Australia Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the S&P ASX 200 Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, a portion of the Index was concentrated in the financials sector (including the commercial banks industry) and a portion of the Index was focused in the materials sector (including the metals and mining industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio’s cash position. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: VY BlackRock Inflation Protected Bond Portfolio  (formerly, ING BlackRock Inflation Protected Bond Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: BlackRock Financial Management, Inc.
Investment Objective: Maximize real return consistent with preservation of real capital and prudent investment management.
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are debt instruments that are structured to provide protection against inflation. For purposes of satisfying the 80% requirement, the portfolio may also invest in derivative instruments that have economic characteristics similar to inflation-indexed bonds. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by the government.
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“Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The portfolio maintains an average portfolio duration that is within ±20% of the duration of the Barclays U.S. Treasury Inflation Protected Securities Index. The portfolio may invest up to 20% of its assets in non-investment-grade bonds (high-yield or “junk bonds”) or debt securities of emerging market issuers. The portfolio also may invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest, without limit, in U.S. dollar denominated securities of non-U.S. issuers. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, investment-grade corporate bonds, and asset-backed securities. Non-investment-grade bonds acquired by the portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s Investors Service, Inc.) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher of the two credit ratings. The portfolio may buy or sell options or futures, or enter into swaps, interest rate, or foreign currency transactions, (collectively, commonly known as “derivatives”). The portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, credit, currency, deflation, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, inflation-indexed bonds, interest rate, issuer non-diversification, leverage, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: Voya Emerging Markets Index Portfolio (formerly, ING Emerging Markets Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies, which are at the time of purchase, included in an Index that measures the investment return of emerging markets securities; depositary receipts representing securities in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio currently invests principally in equity securities and employs a “passive management” approach designed to track the performance of the Index (currently MSCI Emerging Markets Index). As of February 28, 2014, a portion of the MSCI Emerging Markets Index was concentrated in the financials sector (including a focus in the commercial banks industry) and a portion of the Index was focused in the information technology sector. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Euro STOXX 50® Index Portfolio (formerly, ING Euro STOXX 50® Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
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Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, a portion of the Index was concentrated in the financials sector (including a focus in the commercial banking industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya FTSE 100 Index® Portfolio (formerly, ING FTSE 100 Index® Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index® (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, portions of the Index were focused in the financials sector, the energy sector (including the oil, gas, and consumable fuels industry), and the consumer staples sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Hang Seng Index Portfolio (formerly, ING Hang Seng Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely
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equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, a portion of the Index was concentrated in the financials sector (including the commercial banks industry). The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya International Index Portfolio (formerly, ING International Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index (currently, the MSCI EAFE® Index). As of February 28, 2014, a portion of the MSCI EAFE® Index was concentrated in the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Japan TOPIX Index® Portfolio (formerly, ING Japan TOPIX Index® Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, portions of the Index were focused in the industrials sector, the consumer discretionary sector, and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio
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may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: Voya Limited Maturity Bond Portfolio (formerly, ING Limited Maturity Bond Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objectives: Highest current income consistent with low risk to principal and liquidity. As a secondary objective, the portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments. These short- to intermediate-term debt instruments have remaining maturities of seven years or less. The dollar-weighted average maturity of the portfolio generally will not exceed five years and in periods of rising interest rates may be shortened to one year or less. Under normal market conditions, the portfolio maintains significant exposure to government securities. The portfolio invests in non-government securities, issued by companies of all sizes, only if rated Baa3 or better by Moody's Investors Service, Inc. (“Moody’s”) or BBB- or better by Standard & Poor's Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), or if not rated determined that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2), or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the sub-adviser. The portfolio may also invest in: preferred stocks; U.S. government securities, securities of foreign governments and supranational organizations; mortgage bonds; municipal bonds, notes and commercial paper; and debt instruments of foreign issuers. The portfolio may engage in dollar roll transactions and swap agreements, including credit default swaps. The portfolio may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns and as a substitute for conventional securities. A portion of the portfolio’s assets may be invested in mortgage-backed and asset-backed debt instruments. In addition, private placements of debt instruments (which are often restricted securities) are eligible for purchase along with other illiquid securities, subject to appropriate limits. The portfolio may borrow up to 10% of the value of its net assets. This amount may be increased to 25% for temporary purposes. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, credit, credit default swaps, currency, derivative instruments, foreign investments, interest rate, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: Voya Liquid Assets Portfolio (formerly, ING Liquid Assets Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Seeks high level of current income consistent with the preservation of capital and liquidity.
Main Investments: The portfolio invests in high-quality, U.S. dollar-denominated, short-term debt instruments that are determined by the sub-adviser to present minimal credit risks. The portfolio may maintain a rating from one or more rating agencies that provide ratings on money market funds. Obligations in which the portfolio invests generally have remaining maturities of 397 days or less, although it may, to the extent permissible under Rule 2a-7, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity will not exceed 60 days and the dollar-weighted average life to maturity of the portfolio will not exceed 120 days. The portfolio will invest in obligations permitted under Rule 2a-7 including,
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but not limited to: U.S. government securities and obligations of its agencies or instrumentalities; commercial paper, mortgage- and asset-backed securities, repurchase agreements, guaranteed investment contracts, municipal securities, loan participation interests, and medium-term notes; other money market mutual funds; and domestic, Yankee Dollar and Eurodollar obligations including certificates of deposit, time deposits, bankers acceptances, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches, and agencies. The portfolio may invest more than 25% of its total assets in instruments issued by domestic banks. The portfolio may significantly invest in securities issued by financial services companies, including, among other entities, banks and bank holding companies, investment banks, trust companies, insurance companies, finance companies, and broker-dealers. The portfolio may purchase securities on a when-issued basis and purchase or sell them on a forward-commitment basis. The portfolio may also invest in variable rate master demand obligations. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.
Main Risks: Bank instruments, credit, currency, focused investing, foreign investments, interest in loans, interest rate, liquidity, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, U.S. government securities and obligations, and when issued and delayed delivery securities and forward commitments.

Underlying Fund: Voya RussellTM Large Cap Growth Index Portfolio (formerly, ING RussellTM Large Cap Growth Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, a portion of the Index was concentrated in the information technology sector and a portion of the Index was focused in the consumer discretionary sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: Voya RussellTM Large Cap Index Portfolio (formerly, ING RussellTM Large Cap Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, portions of the Index were focused in the information technology sector and the financials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, and securities lending.

Underlying Fund: Voya RussellTM Large Cap Value Index Portfolio (formerly, ING RussellTM Large Cap Value Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, a portion of the Index was concentrated in the financials sector and portions of the Index were focused in the energy sector (including the oil, gas, and consumable fuels industry) and the health care sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and value investing.

Underlying Fund: Voya RussellTM Mid Cap Growth Index Portfolio (formerly, ING RussellTM Mid Cap Growth Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, a portion of the Index was concentrated in the consumer discretionary sector, and portions of the Index were focused in the information technology sector and the industrials sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Risks: Company, concentration, convertible securities, credit, derivative instruments, focused investing, growth investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: Voya RussellTM Mid Cap Index Portfolio (formerly, ING RussellTM Mid Cap Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, portions of the Index were focused in the financials sector and the consumer discretionary sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, mid-capitalization company, other investment companies, and securities lending.

Underlying Fund: Voya RussellTM Small Cap Index Portfolio (formerly, ING RussellTM Small Cap Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies which are, at the time of purchase, included in the Index; convertible securities that are convertible into stocks included in the Index; other derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Index. As of February 28, 2014, portions of the Index were focused in the financials sector and the information technology sector. The portfolio may also invest in stock index futures and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, derivative instruments, focused investing, index strategy, interest rate, liquidity, market, other investment companies, securities lending, and small-capitalization company.

Underlying Fund: Voya Short Term Bond Fund (formerly, ING Short Term Bond Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximum total return.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The average dollar-weighted maturity of the fund will not exceed 3 years. Because of the fund's holdings in asset-backed, mortgage-backed, and similar securities, the fund's average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the fund given certain prepayment assumptions (also known as weighted average life). The fund invests in non-government issued debt instruments, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds”). The fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset. In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments, high-yield securities, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

Underlying Fund: Voya U.S. Bond Index Portfolio (formerly, ING U.S. Bond Index Portfolio)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays U.S. Aggregate Bond Index (“Index”).
Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade debt instruments, rated at least A by Moody's Investors Service, Inc. or at least A by Standard & Poor's Ratings Services, or of comparable quality if unrated which are, at the time of purchase, included in the Index; derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds. Under normal market conditions, the portfolio invests all, or substantially all of its assets in these securities. To Be Announced purchase commitments (“TBA”) shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index. The portfolio invests principally in bonds and employs a “passive management” approach designed to track the performance of the Index. The portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index, which generally ranges between 3.5 and 6 years. The portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt instruments in the Index and to provide fixed-income exposure to the portfolio's cash position. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Credit, derivative instruments, index strategy, interest rate, investment model, liquidity, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and U.S. government securities and obligations.

Underlying Fund: Voya U.S. Stock Index Portfolio (formerly, ING U.S. Stock Index Portfolio)
Investment Adviser: Directed Services LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Total return.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index or equity securities of companies that are representative of the index (including derivatives). The portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the index, which is denominated by stocks of large U.S. companies. The portfolio usually attempts to replicate the target index by investing all, or substantially all, of its assets in stocks that make up the Index. The portfolio may also invest in stock index futures and other derivatives. In the event that the portfolio's market value is $50 million or less, in order to replicate investment in stocks listed on the index, the sub-adviser may invest the entire amount of the portfolio's assets in index futures, in exchange-traded funds, or in a combination of index futures and exchange-traded funds, subject to any limitation on the portfolio's investments in such securities. The portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, derivative instruments, index strategy, liquidity, market, other investment companies, and securities lending.

Unaffiliated Underlying Funds
Underlying Fund: iShares® 1-3 Year Credit Bond ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Investment results of an index composed of U.S. dollar-denominated, investment-grade corporate, sovereign, supranational, local authority, and non-U.S. agency bonds with remaining maturities between one and three years.
Main Investments: The fund seeks to track the investment results of the Barclays U.S. 1-3 Year Credit Bond Index (“Index”), which measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. The Index may include large-, mid-, or small-capitalization companies, and primarily includes agency securities and financial and industrials companies. The Index includes investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities in the Index must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Index is market capitalization-weighted, and the securities in the Index are updated on the last business day of each month. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in securities of the Index. The fund may invest the remainder of its assets in securities not included in the Index, but which the adviser believes will help the fund track the Index. The fund also may invest its other assets in futures, options and swap contacts, cash and cash equivalents, including shares of money market funds advised by the adviser. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Main Risks: Call, company, concentration, credit, currency, derivative instruments, focused investing, foreign investments, index strategy, interest rate, issuer non-diversification, liquidity, market, market capitalization, and securities lending.

Underlying Fund: iShares® Barclays 1-3 Year Treasury Bond ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Investment results of an index composed of U.S. Treasury bonds with remaining maturities between one and three years.
Main Investments: The fund seeks to track the investment results of Barclays U.S. Treasury 1-3 Year Index (“Index”), which measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. The Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment-grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Index are certain special issues such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the bonds of the Index and at least 95% of its assets in U.S. government bonds. The fund may invest up to 10% of its assets in U.S. government bonds not included in the Index, but which the adviser believes will help the fund track the Index. The fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by the adviser. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Main Risks: Company, concentration, credit, focused investing, index strategy, interest rate, market, repurchase agreements, and U.S. government securities obligations.

Underlying Fund: iShares® MSCI Australia ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Investment results of an index composed of Australian equities.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Main Investments: The fund seeks to track the investment results of the MSCI Australia Index (“Index”), which consists of stocks traded primarily on the Australian Stock Exchange. The Index may include large-, mid-, or small-capitalization companies, and components primarily include consumer staples, financial, and materials companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund will at all times invest at least 80% of its assets in the securities of the Index or in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in other securities, including securities not included in the Index, futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, commodities, concentration, currency, derivative instruments, focused investing, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, market, market capitalization, and securities lending.

Underlying Fund: iShares® MSCI EAFE ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the United States and Canada.
Main Investments: The fund seeks to track the investment results of the MSCI EAFE® Index (“Index”), which includes stocks from Europe, Australasia and the Far East. The Index may include large-, mid-, or small-capitalization companies, and components primarily include consumer discretionary, consumer staples, financial, and industrials companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
40

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Commodities, company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, market, market capitalization, and securities lending.

Underlying Fund: iShares® MSCI Emerging Markets ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Track the investment results of an index composed of large- and mid-capitalization emerging market equities.
Main Investments: The fund seeks to track the investment results of the MSCI Emerging Markets Index (“Index”), which is designed to measure equity market performance in the global emerging markets. The Index may include large-, mid-, or small-capitalization companies, and components primarily include energy, financial, and information technology companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund invests all of its assets that are invested in India in a wholly-owned subsidiary located in the Republic of Mauritius. The fund may invest the remainder of its assets in other securities, including securities not in the Index but which the adviser believes will help the fund track the Index, an in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to the Index, as well as cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by the U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, concentration, currency, derivative instruments, foreign investments/developing and emerging markets, index strategy, issuer non-diversification, liquidity, market, market capitalization, other investment companies, and securities lending.

Underlying Fund: iShares® Russell 2000 Growth ETF
Investment Adviser: BlackRock Fund Advisors
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Investment Objective: Investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics.
Main Investments: The fund seeks to track the investment results of the Russell 2000® Growth Index (“Index”), which measures the performance of the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell 2000® Index issuers with relatively higher price-to-book ratios and higher forecasted growth. Components primarily include consumer discretionary, healthcare, and technology companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities of the Index. The fund may invest the remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, concentration, derivative instruments, focused investing, growth investing, index strategy, market, securities lending, and small-capitalization company.

Underlying Fund: iShares® Russell 2000 Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the Russell 2000® Value Index (“Index”), which measures the performance of the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000® Index, which measures the performance of the small-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell 2000® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary, financial, and producer durables companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, concentration, derivative instruments, focused investing, index strategy, market, securities lending, small-capitalization company, and value investing.

Underlying Fund: iShares® Russell Mid-Cap Value ETF
Investment Adviser: BlackRock Fund Advisors
Investment Objective: Investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics.
Main Investments: The fund seeks to track the investment results of the Russell Midcap® Value Index (“Index”), which measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. Components primarily include consumer discretionary, financial, producer durables, and utilities companies. The adviser uses a “passive” or indexing approach to try to achieve the fund's investment objective. Unlike many investment companies, the fund does not try to “beat” the Index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies. The fund generally invests at least 90% of its assets in the securities of the Index and in depositary receipts representing securities in the Index. The fund may invest the remainder of its assets in certain futures, options, and swap contracts, cash and cash equivalents, including shares of money market funds advised by the adviser or its affiliates. The adviser uses a representative sampling indexing strategy to manage the fund. The fund may lend securities representing up to one-third of the value of the fund's total assets (including the value of the collateral received).
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The fund may or may not hold all of the securities in the Index.
Industry Concentration Policy: The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Main Risks: Company, concentration, derivative instruments, focused investing, index strategy, market, mid-capitalization company, securities lending, and value investing.

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Bank Instruments.    An Underlying Fund may invest in certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Although an Underlying Fund attempts to invest only with high-quality banking institutions, most banking institutions are dependent on other institutions to fulfill their obligations.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

As a result, changes in economic, regulatory, political conditions, or other events that affect the banking industry may have an adverse effect on the banking institutions in which an Underlying Fund invests or that serve as counterparties in transactions with the Underlying Fund.
Call.    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, an Underlying Fund would experience a decline in income.
Commodities.    The operations and financial performance of companies in natural resources industries may be directly affected by commodity prices. This risk is exacerbated for those natural resources companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, the impact of interest rate and inflation on production and demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in natural resources industries that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in natural resources industries to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
Concentration in Banking Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.
Concentration in Financial Services Sector.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the financial services sector, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. To the extent an Underlying Fund further concentrates in the financial services industry, the risks described above may be greater.
Concentration in Natural Resources Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Securities of companies involved in natural resources may be subject to broad price fluctuations, reflecting volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. In addition, some companies may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, and increased regulatory and environmental costs. The production and marketing of natural resources may be affected by action and changes in governments.
Concentration in Technology Sector.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, an Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. Some of the risks of investing in companies in the technology sector are that they may face special risks that their products or services may not prove to be commercially successful. Technology related companies
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

are also strongly affected by worldwide scientific or technological developments. As a result, technology companies may be vulnerable to obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants. Many technology companies are smaller companies that may have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. Last, securities of companies involved in the technology sector may be subject to broad price fluctuations.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Deflation.    Deflation risk is the possibility that prices throughout the economy decline over time - the opposite of inflation. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for a portfolio.
Focused Investing.    To the extent that an Underlying Fund invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. An Underlying Fund assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Underlying Fund focuses its investments could have a significant impact on its investment performance and could ultimately cause the Underlying Fund to underperform, or be more volatile than, other funds that invest more broadly.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, are allowed to invest in an Underlying Fund. In some cases, an Underlying Fund may serve as a primary or significant investment vehicle for a fund-of-fund. If the purchases, redemptions or rebalancing in these other funds result in large inflows or outflows of cash from the Underlying Fund, the Underlying Fund could be required to sell securities or invest cash at times, or in ways, that could hurt its performance, speed the realization of capital gains, or increase transaction costs. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on an Underlying Fund and funds-of-funds as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Issuer Non-Diversification.    One or more of the Underlying Funds may be classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

occurrence than a more diversified portfolio might be. Underlying Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than Underlying Funds that are “diversified.” Even though classified as non-diversified, an Underlying Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Underlying Fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Leverage.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase an Underlying Fund's expenses and increase the impact of an Underlying Fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of an Underlying Fund. To mitigate leveraging risk, an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause an Underlying Fund to be more volatile than if an Underlying Fund had not been leveraged.
Manager.    A portfolio, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser, or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio or an Underlying Fund, but there can be no guarantee that these will produce the desired results.
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

obligation held by an Underlying Fund later than expected, which may decrease the value of the obligation and prevent an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, an Underlying Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for an Underlying Fund. In addition, if an Underlying Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, an Underlying Fund will receive cash or U.S. government securities as collateral.
When an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” An Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
An Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, an Underlying Fund will be protected to the extent an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Value Investing.    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities an Underlying Fund holds may not reach their full values. A particular risk of an Underlying Fund’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, an Underlying Fund’s relative performance may suffer.
When Issued and Delayed Delivery Securities and Forward Commitments.    When issued securities, delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of each Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolios' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser
DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of December 31, 2013, DSL managed approximately $47.1 billion in registered investment company assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could
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MANAGEMENT OF THE PORTFOLIOS (continued)

create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.
Management Fees
The Adviser receives an annual fee for its investment management services provided to each Portfolio.  The management fee is computed at a rate of 0.14% of average daily net assets invested in affiliated Underlying Funds and 0.24% of average daily net assets invested in unaffiliated Underlying Funds and/or other investments.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio's average daily net assets.
Management Fees
Voya Retirement Conservative Portfolio	0.14%
Voya Retirement Growth Portfolio	0.14%
Voya Retirement Moderate Growth Portfolio	0.14%
Voya Retirement Moderate Portfolio	0.14%
For information regarding the basis for the Board’s January 2013 approval of the investment advisory and sub-advisory relationships in connection with the IPO, please refer to the Portfolios’ unaudited semi-annual shareholder reports dated June 30, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of each Portfolio's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Portfolios. The Adviser has ultimate responsibility, subject to the oversight of the Portfolios’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolios and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolios’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolios the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolios. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolios’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolios’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolios or add a new sub-adviser to the Portfolios, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Portfolio’s shareholders.
50

MANAGEMENT OF THE PORTFOLIOS (continued)

Voya  Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, Voya IM managed approximately $81.2 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Portfolios.
Halvard Kvaale, CIMA, Portfolio Manager, as well as Head of Voya IM's Manager Research and Selection within the Multi-Asset Strategies and Solutions Group, has been with Voya Investments since August 2012. Prior to joining Voya Investments, Mr. Kvaale was with Morgan Stanley Smith Barney Consulting Group from 2006 to 2012, most recently as managing director and head of their portfolio advisory services group. Prior to that, he served as the head of global manager research and fee-based advisory solutions at Deutsche Bank, and at Prudential Investments he managed the third party Consulting Programs as well as running the Investment Management Analysis Unit and the Senior Consulting Group.
Derek Sasveld, CFA, Portfolio Manager, is Senior Vice President and Head of Asset Allocation within the Multi-Asset Strategies and Solutions Group and is responsible for tactical and strategic asset allocation decisions. Prior to joining Voya IM in 2012, Mr. Sasveld was a Partner at Strategic Investment Group in Arlington, Virginia (2007 – 2012).
Paul Zemsky, CFA, Portfolio Manager, and Chief Investment Officer of Voya IM's Multi-Asset Strategies. He joined Voya IM in 2005 as head of derivative strategies.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Portfolios.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to each Portfolio and receives an annual administrative services fee equal to 0.10% of each Portfolio's average daily net assets.
The administrative services provided to each Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which a Portfolio offers its shares. The Administrator also reviews the Portfolios for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.
The Distributor
Voya  Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
51

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share for each class of the Portfolios is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolios are open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolios is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
The NAV of the Portfolios is based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolios' or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Portfolios or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Portfolios' shares. When market quotations are not available or are deemed unreliable, a sub-adviser to an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by an Underlying Fund’s board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
Each Underlying Fund's adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by an Underlying Fund's board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Each Underlying Fund's adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Underlying Fund's board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.
When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
52

HOW TO BUY AND SELL SHARES

Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.
The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which a Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution and Shareholder Service Plan
Each Portfolio has a distribution and shareholder service plan (“12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class ADV shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class ADV shares and for shareholder services provided by securities dealers (including the Adviser) and other financial intermediaries and plan administrators that provide administrative services relating to Class ADV shares and their shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. The annual distribution and shareholder service fees of each Portfolio under the 12b-1 Plan may equal up to 0.50% (0.25% for distribution fees and 0.25% for shareholder service fees) of the average daily net assets of each Portfolio. The Distributor has agreed to waive 0.2480% of the distribution fees for Voya Retirement Conservative Portfolio. The Distributor has agreed to waive 0.0751% of the distribution fees for Voya Retirement Growth Portfolio. The Distributor has agreed to waive 0.1587% of the distribution fees for Voya Retirement Moderate Portfolio. The Distributor has agree to waive 0.1106% of the distribution fees for Voya Retirement Moderate Growth Portfolio. These waivers will continue through May 1, 2015.
Because these distribution and shareholder service fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
53

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies, and as investment options for Qualified Plans. Each Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary or that a Portfolio determines not to be in the best interest of the Portfolio.
The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.
Because some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Underlying Funds based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by an Underlying Fund is halted and does not resume prior to the time the Underlying Fund calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies; however, to the extent that an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Underlying Funds' shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.
54

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from a Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, a Portfolio's Adviser, Distributor, Administrator or their affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of a Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from a Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. A Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from a Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in a Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use a Portfolio as investment options may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. A Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
55

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
56

INDEX DESCRIPTIONS

The Barclays 1-3 Year Credit Index measures the performance of investment-grade corporate debt; and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.
The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
The Barclays U.S. Treasury 1-3 Year Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years.
The EURO STOXX 50® Index is Europe's leading Blue-Chip index for the Eurozone. The index provides a Blue-Chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.
The FTSE 100 Index® is a share index of the 100 most capitalized United Kingdom companies listed on the London Stock Exchange.
The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong. It is used to record and monitor daily changes of the largest companies of the Hong Kong stock market.
The MSCI Australia Index is designed to measure the performance of the large- and mid-capitalization segments of the Australia market. The index covered approximately 85% of the free float-adjusted market capitalization in Australia.
The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia, and the Far East.
The MSCI Emerging Markets Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.
The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratio and higher forecasted growth values.
The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe and is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.
The Russell Top 200® Growth Index measures the performance of the especially large-cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values. The companies are also members of the Russell 1000® Growth Index.
57

INDEX DESCRIPTIONS (continued)

The Russell Top 200® Value Index measures the performance of the especially large-cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes those Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values. The companies are also members of the Russell 1000® Value Index.
The S&P 500® Index measures the performance of the large-cap segment of the U.S. equity universe. It includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
The S&P ASX 200 Index covers approximately 80% of Australian equity market capitalization. Index constituents are drawn from eligible companies listed on the Australian Securities Exchange.
The S&P Target Risk Aggressive Index seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations to fixed-income securities to enhance portfolio efficiency.
The S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
The S&P Target Risk Growth Index is a broad-based index that seeks to measure the performance of an asset allocation strategy targeted to a growth-focused risk profile. The index is fully investable, with varying levels of exposure to equities and fixed-income through a family of exchange-traded funds. The index offers increased exposure to equities, while also using some fixed-income exposure to diversify risk.
The S&P Target Risk Moderate Index seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
58

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Portfolio for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolios (assuming reinvestment of all dividends and distributions). This information has been derived from the Portfolios' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.
59

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Retirement Conservative Portfolio(a)
Class ADV
12-31-13	9.48	0.09•	0.32	0.41	0.31	0.12	—	0.43	—	9.46	4.37	0.77	0.52	0.52	0.98	575,566	26
12-31-12	9.18	0.13	0.58	0.71	0.29	0.12	—	0.41	—	9.48	7.92	0.76	0.48	0.48	1.43	679,513	21
12-31-11	8.96	0.17•	0.29	0.46	0.16	0.08	—	0.24	—	9.18	5.18	0.76	0.41	0.41	1.90	621,792	47
12-31-10	8.34	0.13	0.52	0.65	0.02	0.01	—	0.03	—	8.96	7.86	0.77	0.42	0.42	1.55	514,521	44
12-31-09	7.97	0.21•	1.20	1.41	0.22	0.82	—	1.04	—	8.34	17.89	0.78	0.43	0.43	2.60	417,649	143
Class I
12-31-13	9.65	0.13	0.29	0.42	0.33	0.12	—	0.45	—	9.62	4.45	0.27	0.27	0.27	1.35	1	26
12-31-12	9.33	0.16	0.59	0.75	0.31	0.12	—	0.43	—	9.65	8.24	0.26	0.23	0.23	1.69	1	21
12-31-11	9.08	0.20	0.30	0.50	0.17	0.08	—	0.25	—	9.33	5.63	0.26	0.16	0.16	2.21	1	47
12-31-10	8.42	0.16	0.53	0.69	0.02	0.01	—	0.03	—	9.08	8.23	0.27	0.17	0.17	1.88	1	44
12-31-09	8.01	0.24	1.23	1.47	0.24	0.82	—	1.06	—	8.42	18.52	0.20	0.17	0.17	2.91	1	143
Voya Retirement Growth Portfolio(a)
Class ADV
12-31-13	11.29	0.17•	1.92	2.09	0.23	—	—	0.23	—	13.15	18.66	0.76	0.68	0.68	1.39	4,698,281	21
12-31-12	10.24	0.16•	1.15	1.31	0.26	—	—	0.26	—	11.29	12.98	0.76	0.65	0.65	1.46	4,372,787	13
12-31-11	10.45	0.16	(0.28)	(0.12)	0.09	—	—	0.09	—	10.24	(1.22)	0.77	0.59	0.59	1.41	4,268,746	30
12-31-10	9.40	0.08	1.01	1.09	0.04	—	—	0.04	—	10.45	11.61	0.77	0.59	0.59	0.76	4,777,758	27
12-31-09	7.95	0.11•	1.87	1.98	0.36	0.17	—	0.53	—	9.40	25.90	0.74	0.56	0.56	1.23	4,683,690	120
Class I
12-31-13	11.36	0.23•	1.93	2.16	0.28	—	—	0.28	—	13.24	19.21	0.26	0.26	0.26	1.83	52,418	21
12-31-12	10.31	0.21•	1.15	1.36	0.31	—	—	0.31	—	11.36	13.41	0.26	0.23	0.23	1.92	46,196	13
12-31-11	10.51	0.21	(0.28)	(0.07)	0.13	—	—	0.13	—	10.31	(0.71)	0.27	0.17	0.17	1.83	41,867	30
12-31-10	9.42	0.12	1.01	1.13	0.04	—	—	0.04	—	10.51	12.11	0.27	0.17	0.17	1.18	46,200	27
12-31-09	7.97	0.16	1.88	2.04	0.42	0.17	—	0.59	—	9.42	26.61	0.19	0.16	0.16	1.82	45,488	120
Voya Retirement Moderate Growth Portfolio(a)
Class ADV
12-31-13	11.49	0.17•	1.62	1.79	0.26	—	—	0.26	—	13.02	15.73	0.76	0.65	0.65	1.39	3,173,203	21
12-31-12	10.57	0.17•	1.04	1.21	0.29	—	—	0.29	—	11.49	11.60	0.76	0.61	0.61	1.51	3,001,884	13
12-31-11	10.67	0.16•	(0.15)	0.01	0.11	—	—	0.11	—	10.57	0.08	0.76	0.55	0.55	1.49	2,994,517	31
12-31-10	9.66	0.10	0.96	1.06	0.05	—	—	0.05	—	10.67	11.00	0.76	0.55	0.55	0.98	3,322,658	28
12-31-09	8.27	0.14•	1.80	1.94	0.37	0.18	—	0.55	—	9.66	24.24	0.75	0.54	0.54	1.53	3,221,966	128
See Accompanying Notes to Financial Highlights
60

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
12-31-13	11.46	0.22•	1.61	1.83	0.31	—	—	0.31	—	12.98	16.13	0.26	0.26	0.26	1.79	24,996	21
12-31-12	10.54	0.21•	1.04	1.25	0.33	—	—	0.33	—	11.46	12.11	0.26	0.22	0.22	1.90	21,479	13
12-31-11	10.64	0.21	(0.16)	0.05	0.15	—	—	0.15	—	10.54	0.46	0.26	0.16	0.16	1.90	21,216	31
12-31-10	9.61	0.14	0.94	1.08	0.05	—	—	0.05	—	10.64	11.35	0.26	0.16	0.16	1.40	22,550	28
12-31-09	8.30	0.18•	1.80	1.98	0.49	0.18	—	0.67	—	9.61	24.88	0.18	0.16	0.16	2.03	19,415	128
Voya Retirement Moderate Portfolio(a)
Class ADV
12-31-13	11.58	0.14•	1.01	1.15	0.33	—	—	0.33	—	12.40	10.05	0.76	0.60	0.60	1.17	1,786,063	20
12-31-12	10.85	0.16•	0.93	1.09	0.36	—	—	0.36	—	11.58	10.22	0.76	0.56	0.56	1.44	1,793,065	14
12-31-11	10.77	0.18•	0.05	0.23	0.15	—	—	0.15	—	10.85	2.13	0.76	0.50	0.50	1.67	1,794,716	32
12-31-10	9.89	0.13	0.81	0.94	0.06	—	—	0.06	—	10.77	9.53	0.76	0.50	0.50	1.17	1,927,855	29
12-31-09	8.81	0.19•	1.56	1.75	0.55	0.12	—	0.67	—	9.89	20.60	0.77	0.51	0.51	1.93	1,915,457	126
Class I
12-31-13	11.71	0.19•	1.00	1.19	0.37	—	—	0.37	—	12.53	10.32	0.26	0.26	0.26	1.54	21,892	20
12-31-12	10.97	0.21	0.93	1.14	0.40	—	—	0.40	—	11.71	10.60	0.26	0.22	0.22	1.80	22,058	14
12-31-11	10.87	0.22	0.07	0.29	0.19	—	—	0.19	—	10.97	2.64	0.26	0.16	0.16	2.05	20,588	32
12-31-10	9.97	0.15	0.81	0.96	0.06	—	—	0.06	—	10.87	9.73	0.26	0.16	0.16	1.55	19,549	29
12-31-09	8.84	0.22•	1.60	1.82	0.57	0.12	—	0.69	—	9.97	21.35	0.19	0.17	0.17	2.43	16,030	126
See Accompanying Notes to Financial Highlights
61

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.
(2)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(a)	References to each Portfolio's financial highlights prior to October 24, 2009, represent the financial highlights of each Portfolio's predecessor: ING LifeStyle Conservative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio, and ING LifeStyle Moderate Portfolio, respectively.
•	Calculated using average number of shares outstanding throughout the period.
62

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolios in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolios' SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
Voya Retirement Conservative Portfolio Voya Retirement Growth Portfolio Voya Retirement Moderate Growth Portfolio Voya Retirement Moderate Portfolio
PRO-5629R	(0514-050114)
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014
VOYA INVESTORS TRUST
(formerly, ING INVESTORS TRUST)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona  85258
(800) 366-0066

■VY BlackRock Health Sciences Opportunities Portfolio (formerly, ING BlackRock Health Sciences Opportunities Portfolio) Class/Ticker: ADV/IEHAX; I/IEHIX; S/IEHSX	■Voya Large Cap Value Portfolio (formerly, ING Large Cap Value Portfolio) Class/Ticker: ADV/IPEAX; I/IPEIX; S/IPESX; S2/IPETX
■VY BlackRock Large Cap Growth Portfolio (formerly, ING BlackRock Large Cap Growth Portfolio) Class/Ticker: ADV/IMLGX; I/IMLIX; S/IMLSX; S2/IMLTX	■Voya Limited Maturity Bond Portfolio (formerly, ING Limited Maturity Bond Portfolio) Class/Ticker: ADV/IMBAX; I/ILBPX; S/ILMBX
■VY BlackRock Inflation Protected Bond Portfolio (formerly, ING BlackRock Inflation Protected Bond Portfolio) Class/Ticker: ADV/IBRAX; I/IBRIX; S/IBRSX	■Voya Liquid Assets Portfolio (formerly, ING Liquid Assets Portfolio) Class/Ticker: I/IPLXX; S/ISPXX; S2/ITLXX
■VY Clarion Global Real Estate Portfolio (formerly, ING Clarion Global Real Estate Portfolio) Class/Ticker: ADV/ICRNX; I/IRGIX; S/IRGTX; S2/IRGSX	■VY Marsico Growth Portfolio (formerly, ING Marsico Growth Portfolio) Class/Ticker: ADV/IMGAX; I/IMGIX; S/IMGSX; S2/IMGTX
■VY Clarion Real Estate Portfolio (formerly, ING Clarion Real Estate Portfolio) Class/Ticker: ADV/ICRPX; I/IVRIX; S/IVRSX; S2/IVRTX	■VY MFS Total Return Portfolio (formerly, ING MFS Total Return Portfolio) Class/Ticker: ADV/IMTAX; I/IMTIX; S/IMSRX; S2/IMTRX
■VY FMRSM Diversified Mid Cap Portfolio(1) (formerly, ING FMRSM Diversified Mid Cap Portfolio) Class/Ticker: ADV/IFDMX; I/IFDIX; S/IFDSX; S2/IFDTX	■VY MFS Utilities Portfolio (formerly, ING MFS Utilities Portfolio) Class/Ticker: ADV/IMFAX; I/IMUIX; S/IMUSX; S2/IMFSX
■VY Franklin Income Portfolio (formerly, ING Franklin Income Portfolio) Class/Ticker: ADV/IIFAX; I/IIFIX; S/IIFSX; S2/IIFTX	■VY Morgan Stanley Global Franchise Portfolio (formerly, ING Morgan Stanley Global Franchise Portfolio) Class/Ticker: ADV/IGFAX; S/IVGTX; S2/IGFSX
■VY Franklin Mutual Shares Portfolio (formerly, ING Franklin Mutual Shares Portfolio) Class/Ticker: ADV/IFMAX; I/IFMIX; S/IFMSX	■Voya Multi-Manager Large Cap Core Portfolio(3) (formerly, ING Multi-Manager Large Cap Core Portfolio) Class/Ticker: ADV/IPFAX; I/IPPIX; S/IPPSX
■Voya Global Resources Portfolio (formerly, ING Global Resources Portfolio) Class/Ticker: ADV/IGRAX; I/IGRIX; S/IGRSX; S2/IGRTX	■VY T. Rowe Price Capital Appreciation Portfolio (formerly, ING T. Rowe Price Capital Appreciation Portfolio) Class/Ticker: ADV/ITRAX; I/ITRIX; S/ITCSX; S2/ITCTX
■Voya High Yield Portfolio(2) (formerly, ING PIMCO High Yield Portfolio) Class/Ticker: ADV/IPYAX; I/IPIMX; S/IPHYX; S2/IPYSX	■VY T. Rowe Price Equity Income Portfolio (formerly, ING T. Rowe Price Equity Income Portfolio) Class/Ticker: ADV/ITEAX; I/ITEIX; S/IRPSX; S2/ITETX
■VY Invesco Growth and Income Portfolio (formerly, ING Invesco Growth and Income Portfolio) Class/Ticker: ADV/IVGAX; I/IVGIX; S/IVGSX; S2/IVITX	■VY T. Rowe Price International Stock Portfolio (formerly, ING T. Rowe Price International Stock Portfolio) Class/Ticker: ADV/IMIOX; I/IMASX; S/IMISX
■ VY JPMorgan Emerging Markets Equity Portfolio (formerly, ING JPMorgan Emerging Markets Equity Portfolio) Class/Ticker: ADV/IJEAX; I/IJEMX; S/IJPIX; S2/IJPTX	■VY Templeton Global Growth Portfolio (formerly, ING Templeton Global Growth Portfolio) Class/Ticker: ADV/IGGAX; I/IIGGX; S/ISGGX; S2/ICGGX
■VY JPMorgan Small Cap Core Equity Portfolio (formerly, ING JPMorgan Small Cap Core Equity Portfolio) Class/Ticker: ADV/IJSAX; I/IJSIX; S/IJSSX; S2/IJSTX	■Voya U.S. Stock Index Portfolio (formerly, ING U.S. Stock Index Portfolio) Class/Ticker: ADV/ISIVX; I/INGIX; S/ISJBX; S2/ISIPX
■Voya Large Cap Growth Portfolio (formerly, ING Large Cap Growth Portfolio) Class/Ticker: ADV/IEOPX; I/IEOHX; S/IEOSX; S2/IEOTX

(1)	FMRSM is a service mark of Fidelity Management & Research Company.

(2)
On October 22, 2013, a majority of the Board of Trustees approved a change with respect to the Portfolio’s sub-adviser, name, investment objective and principal investment strategies, effective close of business on February 4, 2014.


(3)
On March 7, 2013, the Board approved a proposal appointing Columbia Management Investment Advisers, LLC and The London Company of Virginia, LLC d/b/a The London Company as the Portfolio’s sub-advisers with subsequent revisions to the Portfolio’s name, fee structure, and principal investment strategies. Effective May 1, 2013, the sub-advisers began managing the Portfolio under a new investment program pursuant to new sub-advisory agreements.

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Adviser Class (“Class ADV”), Institutional Class (“Class I”),
Service Class (“Class S”), and Service 2 Class (“Class S2”) Shares
This Statement of Additional Information (“SAI”) relates to the series listed above (each, a “Portfolio” and collectively, the “Portfolios”) of Voya Investors Trust (“Trust”).  A prospectus or prospectuses for the Portfolios dated May 1, 2014 (each, a “Prospectus” and collectively, the “Prospectuses”) that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”), at the address or phone number written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 1, 2014, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).
The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto.  The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference.  Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Portfolios at the address or phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

Shares of the Portfolios are sold to insurance company separate accounts (“Separate Accounts”) so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolios may also sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose Separate Account holds shares of the Portfolios.  Shares of the Portfolios are currently offered to Separate Accounts of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”), as well as non-affiliated insurance companies. Shares of the Portfolios may also be made available to affiliated investment companies under funds-of-funds arrangements consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (“1940 Act”) and U.S. Treasury Regulation Section 1.817-5. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

INTRODUCTION	4
HISTORY OF THE TRUST	4
SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS	6
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS	102
DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES	135
MANAGEMENT OF THE TRUST	137
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	159
CODE OF ETHICS	171
PROXY VOTING PROCEDURES	171
ADVISERS	172
SUB-ADVISERS	179
PRINCIPAL UNDERWRITER	221
RULE 12b-1 PLANS	222
EXPENSES	232
ADMINISTRATOR	233
OTHER SERVICE PROVIDERS	234
PORTFOLIO TRANSACTIONS	235
PURCHASE AND REDEMPTION OF SHARES	242
NET ASSET VALUE	244
TAX CONSIDERATIONS	246
FINANCIAL STATEMENTS	252
APPENDIX A	A-1
APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES	B-1
APPENDIX C: FRANKLIN MUTUAL ADVISERS, LLC PROXY VOTING POLICIES AND PROCEDURES	C-1

INTRODUCTION

This SAI is designed to expand upon information contained in the Portfolios’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and some investment techniques.  Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE TRUST
The Trust is a Massachusetts business trust first established under an Agreement and Declaration of Trust dated August 3, 1988 as an open-end, management investment company. Effective May 1, 2014, the name of the Trust changed from ING Investors Trust to Voya Investors Trust. Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.  On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.

The Trust is authorized to issue multiple series and classes of shares, each with different investment objectives, policies, and restrictions. The Trust currently has 34 portfolios; however, not all portfolios offered are discussed in this SAI.

Portfolio Name Changes
Portfolio	Former Name	Date of Change
VY BlackRock Health Sciences Opportunities Portfolio	ING BlackRock Health Sciences Opportunities Portfolio	May 1, 2014
	ING Wells Fargo Health Care Portfolio	April 29, 2011
	ING Evergreen Health Sciences Portfolio	April 30, 2010
VY BlackRock Inflation Protected Bond Portfolio	ING BlackRock Inflation Protected Bond Portfolio	May 1, 2014
VY BlackRock Large Cap Growth Portfolio	ING BlackRock Large Cap Growth Portfolio	May 1, 2014
VY Clarion Global Real Estate Portfolio	ING Clarion Global Real Estate Portfolio	May 1, 2014
	ING Global Real Estate Portfolio	May 1, 2009
VY Clarion Real Estate Portfolio	ING Clarion Real Estate Portfolio	May 1, 2014
	ING Van Kampen Real Estate Portfolio	May 1, 2009
VY FMRSM Diversified Mid Cap Portfolio	ING FMRSM Diversified Mid Cap Portfolio	May 1, 2014
VY Franklin Income Portfolio	ING Franklin Income Portfolio	May 1, 2014
VY Franklin Mutual Shares Portfolio	ING Franklin Mutual Shares Portfolio	May 1, 2014
Voya Global Resources Portfolio	ING Global Resources Portfolio	May 1, 2014
Voya High Yield Portfolio	ING High Yield Portfolio	May 1, 2014
	ING PIMCO High Yield Portfolio	February 4, 2014
VY Invesco Growth and Income Portfolio	ING Invesco Growth and Income Portfolio	May 1, 2014
	ING Invesco Van Kampen Growth and Income Portfolio	April 30, 2013
	ING Van Kampen Growth and Income Portfolio	April 29, 2011
VY JPMorgan Emerging Markets Equity Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	May 1, 2014
VY JPMorgan Small Cap Core Equity Portfolio	ING JPMorgan Small Cap Core Equity Portfolio	May 1, 2014
Voya Large Cap Growth Portfolio	ING Large Cap Growth Portfolio	May 1, 2014
	ING Wells Fargo Omega Growth Portfolio	June 14, 2010
	ING Evergreen Omega Portfolio	April 30, 2010
Voya Large Cap Value Portfolio	ING Large Cap Value Portfolio	May 1, 2014
	ING Pioneer Equity Income Portfolio	January 21, 2011
Voya Limited Maturity Bond Portfolio	ING Limited Maturity Bond Portfolio	May 1, 2014
Voya Liquid Assets Portfolio	ING Liquid Assets Portfolio	May 1, 2014
VY Marsico Growth Portfolio	ING Marsico Growth Portfolio	May 1, 2014
VY MFS Total Return Portfolio	ING MFS Total Return Portfolio	May 1, 2014
VY MFS Utilities Portfolio	ING MFS Utilities Portfolio	May 1, 2014
VY Morgan Stanley Global Franchise Portfolio	ING Morgan Stanley Global Franchise Portfolio	May 1, 2014
	ING Van Kampen Global Franchise Portfolio	June 14, 2010
Voya Multi-Manager Large Cap Core	ING Multi-Manager Large Cap Core Portfolio	May 1, 2014

Portfolio	ING Pioneer Fund Portfolio	May 1, 2013
VY T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	May 1, 2014
VY T. Rowe Price Equity Income Portfolio	ING T. Rowe Price Equity Income Portfolio	May 1, 2014
VY T. Rowe Price International Stock Portfolio	ING T. Rowe Price International Stock Portfolio	May 1, 2014
	ING Marsico International Opportunities Portfolio	January 21, 2011
VY Templeton Global Growth Portfolio	ING Templeton Global Growth Portfolio	May 1, 2014
Voya U.S. Stock Index Portfolio	ING U.S. Stock Index Portfolio	May 1, 2014
	ING Stock Index Portfolio	June 14, 2010
Portfolio Classes
Portfolio	Class ADV	Class I	Class S	Class S2	Undesignated
VY BlackRock Health Sciences Opportunities	X	X	X	N/A	N/A
VY BlackRock Inflation Protected Bond	X	X	X	N/A	N/A
VY BlackRock Large Cap Growth	X	X	X	X	N/A
VY Clarion Global Real Estate	X	X	X	X	N/A
VY Clarion Real Estate	X	X	X	X	N/A
VY FMRSM Diversified Mid Cap	X	X	X	X	N/A
VY Franklin Income	X	X	X	X	N/A
VY Franklin Mutual Shares	X	X	X	N/A	N/A
Voya Global Resources	X	X	X	X	N/A
Voya High Yield	X	X	X	X	N/A
VY Invesco Growth and Income	X	X	X	X	N/A
VY JPMorgan Emerging Markets Equity	X	X	X	X	N/A
VY JPMorgan Small Cap Core Equity	X	X	X	X	N/A
Voya Large Cap Growth	X	X	X	X	N/A
Voya Large Cap Value	X	X	X	X	N/A
Voya Limited Maturity Bond	X	X	X	N/A	N/A
Voya Liquid Assets	N/A	X	X	X	N/A
VY Marsico Growth	X	X	X	X	N/A
VY MFS Total Return	X	X	X	X	N/A
VY MFS Utilities	X	X	X	X	N/A
VY Morgan Stanley Global Franchise	X	N/A	X	X	N/A
Voya Multi-Manager Large Cap Core	X	X	X	N/A	N/A
VY T. Rowe Price Capital Appreciation	X	X	X	X	N/A
VY T. Rowe Price Equity Income	X	X	X	X	N/A
VY T. Rowe Price International Stock	X	X	X	N/A	N/A
VY Templeton Global Growth	X	X	X	X	N/A
Voya U.S. Stock Index	X	X	X	X	N/A

Voya Funds Service Providers

The following table reflects various Voya funds services providers, their historical names, and the service they provide to the funds in the Voya family of funds.

Current Name	Previous Name(s)	Service
Voya Investments, LLC	ING Investments, LLC	Investment Adviser
ING Pilgrim Investments, LLC
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Voya Investment Management Co. LLC	ING Investment Management Co. LLC	Sub-Adviser to certain funds
ING Investment Management Co.
Directed Services LLC	Directed Services, Inc.	Investment Adviser
Voya Investments Distributor, LLC	ING Investments Distributor, LLC	Distributor
ING Funds Distributor, LLC
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
Voya Funds Services, LLC	ING Funds Services, LLC	Administrator

ING Pilgrim Group, LLC
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.
 SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

Diversification/Concentration

The following table outlines the diversification and concentration status of each Portfolio.
Portfolio	Diversified	Non-Diversified	Concentrated
VY BlackRock Health Sciences Opportunities	X		X
VY BlackRock Inflation Protected Bond		X
VY BlackRock Large Cap Growth	X

VY Clarion Global Real Estate	X		X
VY Clarion Real Estate		X	X
VY FMRSM Diversified Mid Cap	X
VY Franklin Income	X
VY Franklin Mutual Shares	X
Voya Global Resources		X	X
Voya High Yield	X
VY Invesco Growth and Income	X
VY JPMorgan Emerging Markets Equity	X
VY JPMorgan Small Cap Core Equity	X
Voya Large Cap Growth	X
Voya Large Cap Value	X
Voya Limited Maturity Bond	X
Voya Liquid Assets	X
VY Marsico Growth	X
VY MFS Total Return	X
VY MFS Utilities	X		X
VY Morgan Stanley Global Franchise		X
Voya Multi-Manager Large Cap Core	X
VY T. Rowe Price Capital Appreciation	X
VY T. Rowe Price Equity Income	X
VY T. Rowe Price International Stock	X
VY Templeton Global Growth	X

Voya U.S. Stock Index	X
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Diversification

The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).

A non-diversified investment company under the 1940 Act means that a Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration

As indicated above, some of the Portfolios “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of each of their assets will be invested in these assets at all times.

Investments, Investment Strategies, and Risks

The following pages identify various securities and investment techniques used by the adviser or a sub-adviser in managing the Portfolios and provide a more detailed description of those securities and investment techniques along with the risks associated with them. A Portfolio may use any or all of these techniques at any one time, and the fact that the Portfolio may use a technique does not mean that the technique will be used.  A Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Portfolio’s investment objective, policies, and restrictions described in the Portfolio’s Prospectuses and/or in this SAI, as well as the federal securities laws.  There can be no assurance that a Portfolio will achieve its investment objective.  Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques a Portfolio utilizes is set out below. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Prospectuses.  Where a particular type of security or investment technique is not discussed in a Portfolio’s Prospectuses that security or investment technique is not a principal investment strategy, and the Portfolio will not invest more than 5% of its assets in such security or investment technique. See each Portfolio’s fundamental and non-fundamental investment restrictions for further information.

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks, owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.

Common Stocks

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives a Portfolio the right to vote on issues affecting the company’s organization and operations. In the case of a diversified fund, such investments will be diversified over a cross-section of industries and individual companies.  Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources, and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject in a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted, either at a stated price or rate within a specified period of time, into a specified number of shares of a common stock.  A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock).  The credit standing of the issuer and other factors may also affect the investment value of a convertible security.  The conversion value of a convertible security is determined by the market price of the underlying common stock.  If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value.  To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks.

The market value of convertible securities tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline.   Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by a portfolio is called for redemption, the portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt securities purchased by a portfolio because the portfolio purchases such securities for their equity characteristics.

Corporate Reorganizations

Indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring may be in the form of loans, notes, bonds, or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the adviser or a sub-adviser.  The adviser or a sub-adviser must appraise the value of the issuer and its component businesses, the assets or securities to be received as a result of the contemplated transaction, the financial resources and business motivation of the offer, and the dynamics of the business climate when the offer or proposal is in progress.

Gold and Other Precious Metals

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Certain portfolios may invest in gold bullion and coins, other precious metals (silver or platinum) bullion, and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), a portfolio intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of the portfolio is derived from gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income.
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Precious metals will not be purchased in any form that is not readily marketable and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value). Any metals purchased by a portfolio will be delivered to, and stored with, a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.
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Precious metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals. Furthermore, at the present time, there are seven major producers of gold bullion: the Republic of South Africa, the United States, Canada, Australia, China, Russia, and Peru.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks may also affect the value of securities of companies engaged in operations respecting gold and other precious metals.
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Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices, and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a portfolio’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the portfolio. Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a portfolio’s shareholders.

In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a portfolio’s performance when the portfolio’s asset base is small. Consequently, IPOs may constitute a significant portion of a portfolio’s returns particularly when the portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a portfolio’s assets as it increases in size and, therefore, have a more limited effect on the portfolio’s performance in the future.

There can be no assurance that IPOs will continue to be available for the portfolios to purchase. The number or quality of IPOs available for purchase by the portfolios may vary, decrease, or entirely disappear. In some cases, a portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the portfolio to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries.  Competitive pressures in the Internet and Internet-related industries may negatively affect the financial condition of Internet and Internet-related companies.  Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risks Associated with Investment in the Internet Industry

The value of a portfolio’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which IPOs occurred recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations, and financial condition.

Master Limited Partnerships (“MLPs”)

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development, and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners

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(like a fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Moreover, one of the principal benefits derived from an investment in MLPs is largely dependent upon the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP incurs no entity-level U.S. federal income tax liability. If, as a result of a change in current law or a change in any MLP’s business, an affected MLP were to be treated as a corporation for U.S. federal income tax purposes, the MLP would be subject to U.S. federal income tax on its income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by such MLP would be reduced, and distributions received by a Portfolio from the MLP would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (i.e., as dividend income, return of capital, or capital gain, as appropriate). Therefore, the treatment of any MLP as a corporation for U.S. federal income tax purposes could result in a reduction in the after-tax return to a Portfolio, likely causing a reduction in the value of the Portfolio’s shares.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
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Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter “OTC” and may not be traded in volumes typical on a national securities exchange.  Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

Generally, a portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the portfolio’s total assets in the investment company; or (iii) invest more than 10% of the portfolio’s total assets in all investment company holdings. Each of the portfolios may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under an exemptive order exempting it from the provisions of the 1940 Act.
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For so long as shares of a portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.  A portfolio’s investments in certain private investment vehicles are not subject to this restriction.  VY T. Rowe Price Equity Income Portfolio, VY T. Rowe Price Capital Appreciation Portfolio, and VY T. Rowe Price International Stock Portfolio may, however, invest in shares of the T. Rowe Price Reserve Investment and Government Reserve Investment Funds, each pursuant to the receipt of an SEC exemptive order.
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There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees a portfolio bears directly in connection with its own operation, the portfolio would also bear its pro rata portions of each other investment company’s advisory and operational expenses.  When a portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of a passive ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies.  Consequently, the risks and costs are similar to that of a publicly traded company.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”).  Sometimes, the price of an ETF may vary significantly from the NAV of the ETF’s underlying indices.  Additionally, if a portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the portfolio may receive the underlying securities which it would then have to sell in order to obtain cash.  Additionally, when a portfolio invests in an ETF, shareholders of the portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a portfolio’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stocks.  For example, a portfolio’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), iShares MSCI Index Shares (“iShares”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of equity securities.

To the extent a portfolio invests in securities of other investment companies, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing, and other operational expenses.  Indirectly, shareholders of the portfolio may pay higher operational costs than if they owned the underlying investment companies directly.  Additionally, a portfolio’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a portfolio.

iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s MSCI benchmark country index.  The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE MKT LLC (“NYSE MKT”).  To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles.  In addition, there is no assurance that the requirements of the NYSE MKT necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a portfolio’s shares could also be substantially and adversely affected.  If such disruptions were to occur, a portfolio could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the NYSE MKT that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the NYSE MKT. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity.  Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of a portfolio’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants that must be maintained by the borrower.  Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service.  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt securities that are rate lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade.  However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede a portfolio’s ability to sell Senior Loans.  In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, a portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  The primary risk arising in connection with subordinated loans is that because the holder’s interested in subordinated, there is the potential for loss in the event of default by the issuer of the loans.  Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Preferred Stocks

A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock may offer a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Private Funds
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Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds under certain circumstances are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, a portfolio’s ability to invest in them will be limited. In addition, shareholders of a portfolio will remain subject to the portfolio’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of a portfolio to dispose of interests in private funds is very limited and
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involves risks, including loss of the entire investment in the private fund.

Private funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, a portfolio owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  A portfolio receives a stream of cash flows in the form of interest payments from the underlying assets.  However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow a portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities.  Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact the portfolio significantly.  However, a portfolio bears its proportionate share of any expenses incurred by the pooled investments.  In addition, a portfolio assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships.  The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest.  Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private funds also include investments in certain structured securities.  Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a portfolio’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 Internal Revenue Service (“IRS”) revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a registered investment company (“RIC”).  A portfolio intends to limit its investments in commodity-linked structured securities in a manner designed to maintain its qualification as a RIC under the Code.  However, these investment decisions involve judgment and the IRS may not agree with the determinations made by a fund.  If the IRS does not agree, the status of a fund as a RIC might be jeopardized.  The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments.  Future developments in this area could necessitate a future change to a fund’s investment strategies.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and real estate investment trusts (“REITs”). REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both.  A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

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A REIT is a corporation or business trust that meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a qualified pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
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REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs.  Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  A portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the portfolio.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through the portfolio, a shareholder will bear not only his proportionate share of the expenses of a portfolio, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through a portfolio, a shareholder will bear not only his proportionate share of the expenses of a portfolio, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Although a portfolio will not invest directly in real estate, the portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry.  Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally.   These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent a portfolio invests in international REITs, such a REIT may be considered a “passive foreign investment company which may result in an adverse situation for the portfolio.

Risk Arbitrage Securities and Distressed Companies

A merger, tender or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Small Companies

Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities and a portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities, less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid.  The ability of a portfolio to dispose of such securities may be limited and a portfolio may have to continue to hold such securities during periods when a sub-adviser would otherwise have sold the security.  It is possible that a sub-adviser or its affiliates or clients may hold securities issued by the same issuers and may in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a portfolio which it manages.

Special Situations Companies

A special situation arises when, in the opinion of a portfolio’s adviser or a sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in special situations often involve much greater risk than is inherent in ordinary investment securities.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution.  The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities and they expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

Unseasoned companies are companies with a record of less than three (3) years’ continuous operation including the operations of any predecessors and parents.   These companies have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies.  The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS
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The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt instrument, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.
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While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of  a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, the adviser’s or a sub-adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a portfolio at any given time upon sale thereof, the portfolio may determine to hold such securities in its portfolio.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investor Service, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another nationally recognized statistical rating organization (“NRSRO”), or, if not rated by an NRSRO, are determined by the adviser or a sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt, and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-backed and asset-backed securities, a portfolio takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable, or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables.  The payments from the collateral are generally passed through to the security holder.  As noted below with respect to CMOs and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity.  Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator.  The originator or other party may guarantee interest and principal payments.  These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on

CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  A CPN is also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a portfolio.

The non-mortgage-backed asset-backed securities in which a portfolio may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities.  Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities.  In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks.  Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection.  While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings.  The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks.  For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A portfolio will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.  Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments

Banking industry obligations include, but are not limited to:  (i) certificates of deposit; (ii) fixed time deposits; (iii) bankers’ acceptances; and (iv) other short-term debt obligations issued by commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a portfolio will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

Fixed time deposits are obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits.  A portfolio will not invest in fixed time deposits which: (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, such investment would mean that the portfolio would exceed its limitation in illiquid securities.

When a portfolio holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.  General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that a portfolio may acquire.

For foreign banks there is a possibility that liquidity could be impaired because of:  (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks.  In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its respective investment objectives and policies stated above and in its Prospectuses, a portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed-time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

A portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan (“S&L”) associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, the portfolios may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated Aa or higher by Moody’s, AA, or higher by S&P, or have received a comparable rating by another NRSRO, or, if not rated by a NRSRO, are determined by the adviser or a sub-adviser to be of comparable quality.

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs, and other CDOs are privately offered and sold and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities.  However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities”).  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (such as interest rate risk and credit risk),  CDOs carry additional risks including, but not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

A portfolio may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for a portfolio, the portfolio may invest in commercial paper:  (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a portfolio may invest.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a portfolio, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, a portfolio’s adviser or a sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  A portfolio’s adviser or a sub-adviser also will consider the extent to which the variable rate master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P.  A portfolio may invest in them only if the adviser or a sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the portfolio may invest.  Master demand notes are considered by the portfolios to have a maturity of one day unless a sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.

For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Trust’s Board of Trustees (“Board”) shall not be considered to be restricted.

Corporate Debt Instruments
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Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.  Some portfolios may invest only in debt instruments that are investment-grade (rated Baa3 or better by Moody’s, BBB- or better by S&P, or, if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or, if not rated by a NRSRO, are determined to be of comparable quality by the portfolio’s adviser or a sub-adviser). Other portfolios may also invest in debt instruments that are rated below investment-grade. Investments in corporate debt instruments that are rated below investment-grade are described in “High-Yield Securities” below.
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The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise.  There is also a risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Debt instruments rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.  Bonds, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. Bonds rated below BBB- or Baa- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, a portfolio will not accrue any income on these securities prior to delivery.  A portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

A portfolio also may invest in corporate debt instruments of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.
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Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a portfolio in this case. A CLN is issued by a trust, a special purpose vehicle, and collateralized by securities.  Because of its high ratings, a CLN may be purchased for a portfolio in accordance to the portfolio’s investment objective. A CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, a CLN holder receives either a fixed rate or a floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. A CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, a CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).  For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Custodial receipts represent the right to receive either the principal amount or the periodic interest payments, or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities, or other types of securities in which a portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments, or both on the underlying securities or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a portfolio may be subject to delays, expenses, and risks that are greater than those that would have been involved if the portfolio had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and accordingly, purchases of such instruments by a portfolio are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans, up to a maximum amount, upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring a portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a portfolio is committed to advancing additional funds, it will at all times, segregate assets determined to be liquid by a portfolio’s adviser or a sub-adviser in accordance with procedures established by its Board, in an amount sufficient to meet such commitments.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to resell such instruments. As a result, a portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a portfolio’s investment restriction relating to the lending of funds or assets.

U.S. Stock Index Portfolio may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments.

Event-Linked Bonds

Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.   If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion, or all, of its principal invested in the bond.  If no trigger event occurs, a portfolio will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  In addition to the specified trigger events, event-linked bonds may also expose a portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for a portfolio.

Floating or Variable Rate Instruments

Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  A portfolio would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds.  Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually after the lapse of an intermediate term) may also be purchased by a portfolio.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a portfolio may retain the bond if interest rates decline.  By acquiring these types of instruments, a portfolio obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a portfolio may have maturities of more than one year, provided: (i) the portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, a portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A portfolio may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a portfolio’s adviser or a sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the portfolio.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a portfolio.  The absence of such an active secondary market could make it difficult for a portfolio to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the portfolio is not entitled to exercise its demand rights, and the portfolio could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a portfolio invests.  Such money market instruments are considered, for the purposes of a portfolio’s investment, to be floating rate debt.

Government Trust Certificates

Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, a portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to a portfolio, on a monthly basis, guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by a portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by U.S. government nor are they insured by the FDIC.  GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Securities

High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated lower than Baa3 by Moody’s, BBB- by S&P or, if not rated by Moody’s or S&P, of comparable quality.  A portfolio may also invest in high-yield, below investment-grade fixed-income securities which are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, of comparable quality.  No minimum rating standard is required by the portfolios.

High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing.  Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk.

High-yield securities are not considered to be investment-grade.  They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities.  Fluctuations in value do not affect the cash income from the securities but are reflected in a portfolio’s NAV.  The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but also typically entail greater price volatility and principal and income risk.

The yields earned on high-yield bonds generally are related to the quality ratings assigned by recognized rating agencies.  The following are excerpts from Moody’s description of its bond ratings:

•	Ba - judged to have speculative elements; their future cannot be considered as well assured.
•	B - generally lack characteristics of a desirable investment;
•	Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest;
•	Ca - speculative in a high degree; often in default; and
•	C - lowest rate class of bonds; regarded as having extremely poor prospects.

Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.

•	1 indicates that the security is in the higher end of its rating category;
•	2 indicates a mid-range ranking; and
•	3 indicates a ranking towards the lower end of the category.

The following are excerpts from S&P’s description of its bond ratings:

•	BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation;
•	BB indicates the lowest degree of speculation;
•	C indicates the highest degree of speculation; and
•	D - in payment default.

S&P applies indicators “+,” no character and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

Certain securities held by a portfolio may permit the issuer, at its option, to call or redeem its securities.  If an issuer were to redeem securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the adviser or a sub-adviser may refer to ratings issued by established credit rating agencies, it is not the portfolios’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality.  To the extent a portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds and pay-in-kind bonds.

Risks Associated with High-Yield Securities

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds.  As a result, when interest rates rise causing bond prices to fall, the value of high-yield securities may not fall as much as U.S. Treasury or investment-grade corporate bonds.  Conversely, when interest rates fall these securities may underperform investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers.  Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield security owned by a portfolio defaults, the portfolio may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and a portfolio’s NAV.  Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations. High-yield securities present risks based on payment expectations.  For example, high-yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a portfolio may have to replace the security with a lower yielding security resulting in a decreased return for investors.  Also, the value of high-yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks.  Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield securities tend to be institutions rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability of a portfolio’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market.  To the extent a portfolio owns illiquid or restricted high-yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in securities structured as zero- coupon or pay-in-kind securities.  A portfolio reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, a portfolio’s adviser or sub-adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings.  Thus, the achievement of a portfolio’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds.  The adviser or sub-adviser continually monitors the investments in a portfolio’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed.  A portfolio may retain a security whose rating has been changed.

Congressional Proposals.  New laws and proposed laws may negatively affect the market for high-yield securities.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities.  Any such proposals, if enacted, could negatively affect a portfolio’s NAV.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt instruments or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt instruments whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common.  The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond.  Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if a portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. However, the current market value of the bonds is not guaranteed, and will fluctuate.  A portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates may decline,  leading to an increase in value of inflation-indexed bonds. In contrast if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.  The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inverse Floating Rate Securities

The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest.  The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

Lease Obligation Bonds

Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a portfolio’s limit on illiquid securities.

Loan Participations and Assignments

A loan participation is an undivided interest in a loan made by the issuing financial institution in the same proportion as the buyer’s participation interest bears to the total principal amount of the loan.  The issuing financial institution may have no obligation to a portfolio other than to pay such portfolio the proportionate amount of the principal and interest payments it receives. Commercial loans may be secured or unsecured. Loan participations generally are offered by banks or other financial institutions or lending syndicates.    A portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests that a portfolio may invest in may not be rated by any NRSRO.

When purchasing loan participations, a portfolio may assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness a portfolio has direct recourse against a borrower, the portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, a portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.

Unless, under the terms of the loan or other indebtedness, a portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.   There is a risk that a borrower may have difficulty making payments. If a portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio could experience a reduction in its income and its share price and yield could be adversely affected. In addition, the value of that loan participation might also decline. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrowing corporation’s obligation or that the collateral can be liquidated.  If a portfolio invests in loan participations with poor credit quality, the portfolio bears a substantial risk of losing the entire amount invested.  Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to a portfolio.  For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Certain portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, a portfolio bears a substantial risk of losing the entire amount invested.

A portfolio may be required to limit the amount of its total assets that it invests in any one issuer or in issuers within the same industry (see each Portfolio’s “Fundamental and Non-Fundamental Investment Policies”).  For purposes of these limits, a portfolio generally will treat the borrowing corporation as the “issuer” of indebtedness held by the portfolio.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a portfolio and the borrowing corporation, if the participation does not shift to the portfolio, the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the borrowing corporation as “issuers” for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict a portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a portfolio were determined to be subject to the claims of the agent bank’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.  In situations involving other interposed financial institutions (such as an insurance company or governmental agency) similar risks may arise.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the sub-adviser believes to be a fair price.  In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in the portfolio’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the portfolios’ limitation on illiquid investments.

Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of portfolios or assets by a portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the portfolios.  For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a portfolio could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the portfolios rely on the adviser’s or a sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolios.

Mortgage-Backed Securities
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Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property.  The types of mortgage-backed securities a portfolio may invest in include adjustable rate mortgage securities, agency-related mortgage securities, CMOs, interest/principal only stripped mortgage-backed securities, REMICs, and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A portfolio may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.
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Mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above.  As new types of pass-through securities are developed and offered to investors, the adviser or a sub-adviser may, consistent with a portfolio’s investment objectives, policies and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which a portfolio may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of fixed-income securities tend to rise.  However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates.  Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a portfolio may be lengthened.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities.  Because investments in mortgage-backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  A portfolio could fail to fully recover its initial investment in a CMO residual or an SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMs are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a portfolio may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a portfolio.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS:  (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”)), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage-Backed Securities

Agency mortgage securities are mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association (“GNMA”), the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives.  The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities”.)

FNMA:  FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Life of GNMA Certificates.  The average life of a GNMA certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates.  However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates.  The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA certificates.  First, GNMA certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a portfolio would be reduced.

Collateralized Mortgage Obligations

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA, and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity.   Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.  Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a portfolio) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, a portfolio may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets.  Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z.  The portfolio’s A, B, and C CMO bonds all bear current interest.  Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The portfolios consider GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-backed securities to be U.S. government securities for purposes of each portfolio’s investment policies.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Forward Roll Transactions

A portfolio may enter into “forward roll” transactions with respect to mortgage-backed securities (also referred to as “mortgage dollar rolls”).  In this type of transaction, a portfolio sells a mortgage-backed security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a portfolio in excess of the yield on the securities that have been sold.

A portfolio will only enter into “covered” rolls.  To assure its future payment of the purchase price, a portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks.  During the period between the sale and the repurchase, a portfolio will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities a portfolio sells may decline below the price at which a portfolio is obligated to repurchase securities.

Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (the “Interest Only” or “IO” class), while the other class will receive the entire principal (the “principal-only” or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or sub-adviser under guidelines and standards established by a portfolio’s Board.  Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a portfolio’s limitations on investment in illiquid securities.

Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.  A portfolio limits its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A portfolio may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs.  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  A portfolio will not invest in residual REMICs.  Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency.  In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement.  These credit enhancements fall generally into two categories:  (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral.  Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage.  This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which a portfolio may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date.  One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest, or any combination thereof, prior to one or more other classes or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated.  Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof, that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates.  Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index, or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets.  In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest, is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated, and the manner in which such amount could be allocated among classes, varies and could be effected pursuant to a fixed schedule in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted.  For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security.  The primary credit risk to a portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages.  A portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period, and all foreclosure expenses.

A portfolio’s adviser or a sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. Each sub-adviser has developed guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines.  A portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of a sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. A sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds.  Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements.  Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy, and with respect to losses due to the failure of a master service to comply with its obligations under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any.  A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets.  Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates.  Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single-, multi-family, and mobile home park residential properties.  The mortgage loans are originated by S&Ls, savings banks, commercial banks, or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service.  A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who:  (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates.  The master service may be an affiliate of the depositor and may also be the service with respect to all, or a portion of, the mortgage loans contained in a trust fund for a series of certificates.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress.   Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.  Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.  Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, a portfolio would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of a portfolio.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  A portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  A portfolio also may purchase municipal bonds due to changes in the sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares.  The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect the portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to  levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal, or political developments might affect all or a substantial portion of the portfolio’s municipal bonds in the same manner.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities

Municipal securities may include moral obligation securities, which are usually issued by special purpose public authorities. A moral obligation security is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation securities cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality, that created the issuer.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities.  Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year.  Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.  In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

A portfolio may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by a portfolio’s adviser or a sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the portfolio’s adviser or a sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Performance Indexed Paper (“PIPsSM”)

PIPsSM are U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper.  Both the minimum and maximum rates of return on the investment correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Principal Exchange Rate Linked Securities (“PERLSSM”)

PERLSSM are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on standard principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse principal exchange rate linked securities are like the standard securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market. Principal exchange rate linked securities may, in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Structured Securities

Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a portfolio’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. The portfolios intend to limit their investments in commodity-linked structured securities in a manner designed to maintain their qualification as RICs under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by the portfolios. If the IRS does not agree, the status of a portfolio as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commoditv-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments, Future developments in this area could necessitate a future change to the portfolios' investment strategies.

Trust Certificates

Trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee.  The securities so held may include U.S. government securities, municipal securities or other types of securities in which the portfolios may invest.  The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust.  As a holder of trust certificates, a portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust.

Although a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a portfolio had purchased a direct obligation of the issuer.  In addition, in the event that the trust account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate.  Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios.  Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss.  The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments.  In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist.  In many cases, the IRS has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a portfolio as debt investments.  Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is wholly-owned by a financial institution, usually a bank holding company.  The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3% of the trust’s assets.  The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors.  The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities may be treated by the financial institution as debt instruments for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust-preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, a portfolio’s adviser or a sub-adviser evaluates the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities.  If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a portfolio.

U.S. Government Securities

U.S. government securities include instruments issued by the U.S. Treasury and federal agencies.  U.S. Treasury securities include direct obligations of the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of issuance. Federal agency securities are securities of certain U.S. government agencies and government-sponsored entities which are also backed by the full faith and credit of the U.S. government. Such agencies and entities include the Federal Financial Bank (“FFB”), GNMA, FHA, VA, the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship. Some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Bank, FHLMC, FNMA, the Tennessee Valley Authority, and the Federal Farm Credit Bank System.

While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A portfolio will invest in securities of U.S. government agencies or instrumentalities only if the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations of the International Bank for Reconstruction and Development may be purchased. These obligations which, while technically not a U.S. government agency or instrumentality, have the right to borrow from the participating countries, including the United States.

On September 7, 2008, FHLMC and FNMA were placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve the FHLMC’s and FNMA’s assets and property and to put FHLMC and FNMA in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in FHLMC’s and FNMA’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for FHLMC at $149 billion and support for FNMA at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.

The purpose of these actions is to allow FHLMC and FNMA to sustain a positive net worth in order to avoid triggering mandatory receivership. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FHLMC and FNMA to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a portfolio.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-in-Kind Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security.  Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon bonds and pay-in-kind bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, pay-in-kind bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio’s distribution obligations.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.  Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

A pay-in-kind security is a debt obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such securities in cash or in the form of additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  A portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations.

A portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature.  Under certain circumstances, a portfolio could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

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The risks associated with lower-rated debt instruments apply to these securities.  Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a portfolio may be required to recognize income for tax purposes while realizing no return on its investment because these securities do not pay cash interest.
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FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers traded outside the United States involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Although a portfolio will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or a sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a portfolio on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a portfolio, and any income earned by the portfolio should be considered incidental.

A portfolio also may invest in corporate debt instruments of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a regulated investment company (“RIC”) for federal tax purposes.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a portfolio that invests in such countries.  For example, a portfolio may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a portfolio. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a portfolio of any restrictions on investments. No more than 15% of a portfolio’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the portfolio.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a portfolio’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a portfolio’s shares.

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Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where portfolio assets may be released prior to receipt of payment or securities, may expose a portfolio to increased risk in the event of a failed trade or the insolvency of a  foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a portfolio’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.
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Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of  interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.

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Taxes. The interest payable, any gain, or the amount received by a Portfolio upon the sale or after disposition ofcertain of a portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for desitribution to the portfolio’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S.. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a portfolio.

Costs. When investing in foreign securities, the expense ratio of a portfolio is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign
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securities is high. In considering whether to invest in the  securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.
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The extent to which a portfolio will be invested in foreign companies and countries and  depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a portfolio.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.  Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.  Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities representing interests in securities of foreign issuers  (collectively, “Depositary Receipts”). These securities are typically dollar denominated although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security.  An unsponsored ADR may be issued by any number of U.S. depositories.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  A portfolio may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties.  A portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the portfolio’s custodian in five days.  A portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically these securities are traded on the Luxembourg exchange in Europe.  GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.

Depositary Receipts may be in registered form or bearer form. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts also involve the risks of other investments in foreign securities. Non-voting depositary receipts evidence non-voting equity interests in a foreign issuer.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities
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Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. A portfolio may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the NYSE MKT LLC (“NYSE MKT”) or that are convertible into publicly traded common stocks of U.S. companies. A portfolio
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may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

Exchange Rate-Related Securities

Exchange rate-related securities are securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  A portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.

The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment, U.S. government securities, or other liquid high quality debt instruments having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Bank Obligations

 Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Transactions

Foreign currency transactions involve buying and selling securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in other currencies. A portfolio may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar.  A portfolio may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt instruments

Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, or zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a portfolio will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in a portfolio having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders.  A portfolio’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a portfolio’s investment income may be received or realized in foreign currencies, the portfolio would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Foreign Mortgage-Backed Securities

Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations, such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited. The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Passive Foreign Investment Companies (“PFICs”)

Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  A portfolio is subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of a portfolio’s assets may be invested in such securities.

Sovereign Debt instruments/Brady Bonds

Sovereign debt instruments are issued by governments of foreign countries.  The sovereign debt instruments in which a portfolio may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.
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Brady Bonds represent a type of sovereign debt. These obligations were created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with the debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds were issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Phillipines and Venezuela.
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Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market.  Brady Bonds are not considered to be U.S. government securities and are considered speculative.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
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Risks of Investing In Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject.  Governmental entities may also depend upon expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt

(including a portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a portfolio or its investors.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of a portfolio’s income distributions to constitute returns of capital for tax purposes or require the portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a portfolio may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  A portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, a portfolio may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt instruments to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt instruments in which a portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, a portfolio may have few or no effective legal remedies for collecting on such debt.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which a portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Securities of supranational agencies are not considered to be government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank),which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets.  These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps, and warrants.  Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for a portfolio to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;
•	the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or fixed-income securities; and
•
entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” meaning that they may be used when the sub-adviser seeks to protect a portfolio’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the sub-adviser seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a portfolio’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a portfolio to increase or decrease the level of risk or change the character of the risk to which its portfolio is exposed in much the same way as the portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees OTC derivatives.  Therefore, each party to an OTC derivative bears the risk that the counterparty will default.  Accordingly, a portfolio will consider the creditworthiness of counterparties to OTC derivatives in the same manner as they would review the credit quality of a security to be purchased by a portfolio.  OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a portfolio invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the portfolio, the ability of the portfolio to successfully utilize these instruments may depend in part upon the ability of the portfolio’s adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a portfolio could be exposed to the risk of loss.

A portfolio might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed.  If a portfolio’s adviser or sub-adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all.  Also, suitable derivative transactions may not be available in all circumstances.  The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments.  While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable; the possible need to sell a portfolio security at a disadvantageous time because the portfolio is required to maintain asset coverage; offsetting positions in connection with transactions in derivative instruments; and the possible inability of the portfolio to close out or to liquidate its derivatives positions.  In addition, a portfolio’s use of such instruments may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The success of transactions in derivative instruments depends on a portfolio’s adviser’s or a sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a portfolio to additional investment risks and transaction costs. If a portfolio’s adviser or sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the portfolio’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Certain portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If a portfolio’s adviser or sub-adviser’s judgment about fluctuations in securities prices, interest rates, or currency prices proves incorrect, or the strategy does not correlate well with a portfolio’s investments, the use of derivatives could result in a loss to the portfolio and may, in turn, increase the portfolio’s volatility.  In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

Commodity Pool Operator (“CPO”) Exclusion

Each Adviser, on behalf of the portfolios, has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO with respect to the portfolios.  There can be no assurance that the use of derivative instruments will benefit a portfolio.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that may impact the portfolios by subjecting a portfolio’s adviser or sub-adviser to registration with the CFTC as a CPO, or commodity trading adviser (“CTA”) of the portfolio unless the portfolio is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives and certain other instruments. If a portfolio’s adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the portfolio would need to comply with applicable CFTC regulations. Compliance with these additional CFTC regulatory requirements may increase portfolio expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations.  The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a portfolio’s adviser.

Forward Foreign Currency Exchange Contracts

A portfolio that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore the portfolio may enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.

These contracts may be used for hedging to attempt to minimize the risk to a portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A portfolio may enter into a forward exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.  Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures.  A portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as “cross hedging.”  The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, a portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a portfolio owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver and if a decision is made at or before the maturity of a forward exchange contract requiring a portfolio to sell a currency, the portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A portfolio may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, a portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.  A portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Alternatively, when an adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a portfolio’s securities denominated in, or exposed, to such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures.  The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

A portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk.  For example, a portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar.  Conversely, a portfolio may sell the currency through a forward contract if the adviser or a sub-adviser believes that its value will decline relative to the dollar.

A portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income.  Where exchange rates do not move in the direction or to the extent anticipated, however, a portfolio may sustain losses which will reduce its gross income.  Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

Each portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by regulated investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts.  In those instances in which a portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts.  While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts.  In such event the portfolio’s ability to utilize forward contracts in the manner set forth above may be restricted.

A portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the adviser or a sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.  A portfolio may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract.  Nevertheless, by entering into such forward contracts, a portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Futures Contracts and Options on Futures Contracts

Each portfolio may enter into futures contracts, including futures contracts related to stock indices and interest rates among others.  Purchases or sales of futures contracts for hedging purposes may be used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is an exchange-traded agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which, in the case of cash settled futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the futures commission merchant as “initial margin.”  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date.  Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.  Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.  There can be no assurance, however, that a portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If a portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.  Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a portfolio relative to the size of the margin commitment.  A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate.  The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).  If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a portfolio might not be successful and the portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio.  It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities.  In such instances, a portfolio’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on fixed-income securities involve the risk that if a portfolio’s adviser’s or a sub-adviser’s judgment concerning the general direction of interest rates is incorrect, the portfolio’s overall performance may be poorer than if it had not entered into any such contract.  For example, if a portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.  Such sale of bonds may be at increased prices, which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts that are intended to hedge against a change in the value of securities held by a portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

An “initial margin” is the amount of funds that must be deposited with a futures commission merchant in order to initiate futures trading and to maintain open positions in a portfolio’s futures contracts.  Such deposit is intended to assure a portfolio’s performance under the futures contract.  The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and the futures commission merchant, and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a portfolio.  These daily payments to and from a portfolio are called variation margin.  At times of extreme price volatility, intra-day variation margin payments may be required.  In computing daily net asset values, a portfolio marks-to-market the current value of its open futures contracts. The payment or receipt of the variation margin does not represent a borrowing or loan by a portfolio but is settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired.

When a portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Gold Futures Contracts

A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price.  When a portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  A portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion.  A portfolio will not engage in these contracts for speculation or for achieving leverage.  A portfolio’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery of, a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a portfolio might employ, a portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt instruments but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a portfolio to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that a portfolio intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a portfolio or avoided by taking delivery of the debt instruments under the futures contract.

A portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a portfolio would be substantially offset by the ability of a portfolio to repurchase at a lower price the interest rate futures contract previously sold.  While a portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)	when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)      forego possible price appreciation;
(b)      create a situation in which the securities would be difficult to repurchase; or
(c)       create substantial brokerage commissions.

(ii)
when a liquidation of a portfolio has commenced or is contemplated, but there is, in the adviser’s or a sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)	to close out stock index futures purchase transactions.

Where a portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the portfolio is not fully invested.  Stock index futures might also be purchased:

(i)
if a portfolio is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

(ii)          to close out stock index futures sales transactions.

Options on Futures Contracts

Each portfolio may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.  Put and call options on futures contracts may be traded by a portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A portfolio may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a portfolio would use put and call options on debt instruments, as described hereafter in “Options on Securities and Securities Indices.”

(i)
if a portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the adviser or a sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

(ii)	to close out stock index futures sales transactions.

As long as required by regulatory authorities, each portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, which may also invest in futures contracts and futures options for non-hedging purposes.

For example, a portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the portfolio’s securities or the price of the securities that the portfolio intends to purchase.  A portfolio’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce a portfolio’s exposure to interest rate fluctuations, the portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes.  Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month).  If an offsetting purchase price is less than the original sale price, a portfolio realizes a capital gain, or if it is more, a portfolio realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a portfolio realizes a capital gain, or if it is less, the portfolio realizes a capital loss.  The transaction costs must also be included in these calculations.

A portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a portfolio could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option.  Conversely, where it is projected that the value of securities to be acquired by a portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Options on futures contracts that are sold or purchased by a portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse.  In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A portfolio may sell call options on futures contracts only if it also: (i) purchases the underlying futures contract; (ii) owns the instrument, or instruments included in the index, underlying the futures contract; or (iii) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held is equal to or less than the exercise price of the call sold; or is greater than the exercise price of the call sold if the difference is maintained by a portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio may sell put options on futures contracts only if it also: (i) sells the underlying futures contract; (ii) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (iii) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by a portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records).  Upon the exercise of a call option on a futures contract sold by a portfolio, the portfolio will be required to sell the underlying futures contract which, if a portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position.

Similarly, where a put option on a futures contract sold by a portfolio is exercised, the portfolio will be required to purchase the underlying futures contract which, if a portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the option is below the exercise price, a portfolio will retain the full amount of the option premium, less related transaction costs, which provide a partial hedge against any decline that may have occurred in the portfolio’s holdings.  The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, a portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities a portfolio intends to purchase.  If a put or call option a portfolio has sold is exercised, the portfolio will incur a loss, which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the portfolio’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Limitations on Futures Contracts and Related Options

When purchasing a futures contract, a portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract.  When writing a call option on a futures contract, a portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the portfolio.  A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, a portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the portfolio.

Risks Associated with Futures Contracts and Related Options

The value of a futures contract may decline. While a portfolio’s transactions in futures may protect a portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a portfolio’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a portfolio’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures contract or a futures option position.  Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a portfolio from liquidating an unfavorable position and a portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established OTC market exists.  Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States.

However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges.  A portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause a portfolio to incur additional brokerage commissions and may cause an increase in the portfolio’s portfolio turnover rate.  The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame.  To the extent market prices remain stable during the period a futures contract or option is held by a portfolio or such prices move in a direction opposite to that anticipated the portfolio may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of a portfolio for the period may be less than if it had not engaged in the hedging transaction.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of, or all, interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level.  Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  There is no guarantee that the strategy will be successful, and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will depend upon the terms of the instrument but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.  Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if leverage is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio  needs of a particular investor and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty of the issuer of the Hybrid Instrument would be an additional risk factor which a portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio.  Accordingly, each portfolio will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a portfolio’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

Options on Securities and Securities Indices

A portfolio may purchase and sell put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A portfolio may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A portfolio may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a portfolio wants to purchase at a later date.  A portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

In the case of a call option on a security, the option is “covered” if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a portfolio’s adviser or a sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the portfolio.  For a call option on an index, the option is covered if a portfolio maintains with its custodian assets determined to be liquid by the adviser or a sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a portfolio holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the portfolio in segregated assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if a portfolio segregates assets determined to be liquid the sub-adviser in accordance with procedures established by the Board equal to the exercise price.  A put option is also covered if a portfolio holds a put on the same security or index as the put written where the exercise price of the put held is:  (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio in segregated assets determined to be liquid by the portfolio’s adviser or a sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit a portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a portfolio, provided that another option on such security is not sold.

A portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by a portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by a portfolio is more than the premium paid for the original purchase.  Conversely, a portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by a portfolio.

If an option written by a portfolio expires unexercised, the portfolio realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a portfolio expires unexercised, the portfolio realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio desires.

A portfolio may sell options in connection with buy-and-write transactions; that is, the portfolio may purchase a security and then sell a call option against that security.  The exercise price of the call a portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, a portfolio’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the portfolio’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the portfolio’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a portfolio may elect to close the position or retain the option until it is exercised, at which time a portfolio will be required to take delivery of the security at the exercise price; the portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.

Out-of-the-money, at-the-money and in-the-money put options may be used by a portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

By selling a call option, a portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, a portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A portfolio may purchase options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a portfolio to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may purchase call options to hedge against an increase in the price of securities that a portfolio anticipates purchasing in the future.  If such increase occurs, the call option will permit a portfolio to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a portfolio.

In certain instances, a portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a portfolio assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Risks Associated with Options on Securities and Indices

There are several risks associated with transactions in options on securities and on indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by a portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the portfolio will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a portfolio seeks to close out an option position.  If a portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a portfolio, the portfolio would not be able to close out the option.  If restrictions on exercise were imposed, a portfolio might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by a portfolio is covered by an option on the same index purchased by the portfolio, movements in the index may result in a loss to the portfolio; however, such losses may be mitigated by changes in the value of the portfolio’s securities during the period the option was outstanding.

Exchange-Traded/ OTC Options

A portfolio may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  Transactions by a portfolio in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a portfolio seeks to enter into OTC options only with dealers who can enter into closing transactions with the portfolio, no assurance exists that the portfolio will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a portfolio, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. With respect to options written by a portfolio, the inability to enter into a closing transaction may result in material losses to the portfolio. For example, because a portfolio must maintain a secured position with respect to any call option on a security it writes, the portfolio may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a portfolio’s ability to sell portfolio securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a portfolio may purchase put options on the foreign currency.  If the value of the currency does decline, a portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to a portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A portfolio may sell options on foreign currencies for the same types of hedging purposes.  For example, where a portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency.  If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a portfolio to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by a portfolio will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, a portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates.  The portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Options on Securities Indices

A portfolio may purchase or sell call and put options on securities indices for the same purposes as it purchases or sells options on securities.  Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities.  In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.  When such options are written, a portfolio is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or a portfolio must purchase a like option of greater value that will expire no earlier than the option sold.  Purchased options may not enable a portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the portfolio’s securities.  Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” the portfolios will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, a portfolio acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or a sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a portfolio holds a stock which the adviser or a sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the portfolio may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a portfolio will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a portfolio exercises the put, less transaction costs, is the amount by which a portfolio hedges against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the portfolio paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the portfolio realizes on the sale of the securities.

If a put option is sold by a portfolio, the portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a portfolio has a short position in the underlying security and the security thereafter increases in price.  A portfolio will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If a portfolio purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the portfolio realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A portfolio generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

A portfolio will not write call options on when-issued securities.  A portfolio may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

A portfolio may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a portfolio would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a portfolio’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A portfolio generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.  The premium received by a portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that portfolio.  This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that portfolio.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option. The value of an option purchased or written is marked-to-market daily and is valued at the mean between the bid and ask price on the exchange on which it is traded or, if not traded on an exchange, at the market value determined using an industry accepted model such as “Black Scholes.”

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a portfolio will be able to effect a closing transaction at a favorable price.  If a portfolio cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Covered Call Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a portfolio may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.  Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a portfolio may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A portfolio may write a call or put option only if the option is “covered” or “secured” by a portfolio holding a position in the underlying securities.  This means that so long as a portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, a portfolio may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if a portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  A portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same portfolio.

Stock Index Options

A portfolio may purchase and sell call and put options on stock indices.  A portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although the portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  A portfolio’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.”

A portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the adviser or a sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio will receive a premium from selling a put or call option, which increases the portfolio’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a portfolio has sold a call option falls or remains the same, a portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s stock investments.  By selling a put option, a portfolio assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the portfolio’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A portfolio may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of the portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the portfolio’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the portfolio’s security holdings.

The purchase of call options on stock indices may be used by a portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when a portfolio holds un-invested cash or short-term debt instruments awaiting investment.  When purchasing call options for this purpose, a portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a portfolio owns.

Straddles

A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a portfolio’s overall position. A possible combined position would involve writing a covered call option at one strike price, and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

By entering into a straddle, a portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a portfolio will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Swap Transactions and Options on Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps and event-linked swaps.  Swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A portfolio may also enter into options on swap agreements (“swap options”).

A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as: (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; (ii) to protect against currency fluctuations; (iii) as a duration management technique; (iv) to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date; or (v) to gain exposure to certain markets in the most economical way possible.

In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts.  Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.  Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Consistent with a portfolio’s investment objectives and general investment policies, the portfolio may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, a portfolio may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a portfolio may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a portfolio may be required to pay a higher fee at each swap reset date.

A portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

Most swap agreements entered into by a portfolio would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the adviser or a sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of a portfolio’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a portfolio’s investment restriction concerning senior securities.  A portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the portfolio’s total assets.

A portfolio may enter into credit swap agreements.  The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation.  A portfolio may be either the buyer or seller in a credit default swap transaction.  If a portfolio is a buyer and no event of default occurs, the portfolio will lose its investment and recover nothing.  However, if an event of default occurs, the portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if a portfolio had invested in the reference obligation directly.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the adviser or a sub-adviser and a portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions.  A portfolio will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB by Moody’s or S&P, has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the adviser or a sub-adviser.  If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

For purposes of applying a portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a portfolio at market value.  However, the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio will generally value the swap at its notional amount.  The manner in which certain securities or other instruments are valued by a portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risks of Investing in Swap Transactions or Options on Swap Transactions

Whether a portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on a sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid.  Moreover, a portfolio bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the portfolios by the Code, the CFTC’s regulations and the portfolio’s regulatory status may limit a portfolio’s ability to use swap agreements. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement.

The risks associated with OTC interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options.  In connection with such transactions, a portfolio relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, a portfolio would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, a portfolio might be unable to obtain its expected benefit.  In addition, while a portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Depending on a portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the portfolio to support its obligations under a similar uncleared swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction.  Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities.  Moving trading to an exchange-type system may increase market transparency and liquidity but may require a portfolio to incur increased expenses to access the same types of swaps.  Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps.  Reporting of swap data may result in greater market transparency, but may subject the portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Credit Default Swaps

A portfolio may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default.  Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

A portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, that portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, that portfolio would keep the stream of payments and would have no payment obligations. As the seller, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held in its portfolio, in which case a portfolio would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a portfolio in the event of a default.

A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date.  A portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Currency Exchange Swaps

To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A portfolio may also enter into options on swap agreements (“swap options”). A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest Rate Caps, Interest Rate Floors

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level.  The floor buyer purchases protection for a floating rate move below the strike.  The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.  Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money.  Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

A portfolio will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The adviser and the sub-advisers have determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a portfolio are considered to be illiquid assets.

Interest Rate Swaps

Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure, one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.”  In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate swap involves an agreement between a portfolio and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A portfolio usually enters into such transactions on a “net” basis, with the portfolio receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian.  If a portfolio enters into a swap on other than a net basis, or sells caps or floors, the portfolio maintains a segregated account in the full amount accrued on a daily basis of the portfolio’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date.  A portfolio intends to use these transactions as hedges and not as speculative investments.

Whether a portfolio’s use of swap options will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a portfolio’s portfolio because, in addition to its total net assets, the portfolio would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a portfolio, and conversely, that the portfolio will not be able to meet its obligation to the counterparty.

Risks Associated with Investing in Options, Futures and Forward Transactions

Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities - A portfolio’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the portfolio’s securities. In the case of futures and options based on an index, a portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, a portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, a portfolio would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a portfolio has a position and the portfolio securities a portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.  In addition, a portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, a portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where a portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the portfolio’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where a portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and a portfolio may not be fully covered.  As a result, a portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a portfolio’s holdings.  When a portfolio sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the portfolio’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a portfolio will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, a portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the portfolio’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  A portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by a portfolio may not fully protect it against risk of loss and, in any event, a portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose a portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing a portfolio with two simultaneous premiums on the same security, but involve additional risk, since a portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While a portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by a portfolio, and the portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if a portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on the portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where a portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a portfolio or decreases in the prices of securities or other assets a portfolio intends to acquire.  Where a portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose a portfolio to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the portfolios.

Risks of Options on Futures Contracts - The amount of risk a portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.

The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a portfolio.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a portfolio makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.

Unlike many transactions entered into by a portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options).  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over the counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a portfolio.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.  There also may be no liquid secondary market in the trading of OTC contracts, and a portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity.  This in turn could limit the portfolio’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the portfolio’s ability to enter into desired hedging transactions.  A portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser or a sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of OTC trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts – Each portfolio may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that OTC options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a portfolio, cannot exceed 15% of a portfolio’s assets (the “SEC illiquidity ceiling”).  Although the sub-advisers may disagree with this position, each sub-adviser intends to limit a portfolio’s selling of OTC options in accordance with the following procedure.  Except as provided below, ING Thornburg Value Portfolio intends to sell OTC options only with primary U.S. government securities dealers recognized as such by the Federal Reserve Bank of New York.  Also, the contracts a portfolio has in place with such primary dealers provide that a portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula.  Each portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test.  Each portfolio may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, a portfolio may purchase a non-convertible debt security and a warrant or option, which enables the portfolio to have a convertible-like position with respect to a company, group of companies, or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, a portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security.  Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component.  For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. Certain portfolios will only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by an NRSRO such as Moody’s or S&P and are subject to a portfolio’s overall limitations on investments in illiquid securities.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause a portfolio to suffer losses that it would not otherwise sustain.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant. Unlike convertible debt instruments or preferred stock, warrants do not pay a fixed dividend.

Risks Associated with Warrants

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a portfolio’s entire investment therein). Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If a portfolio were not to exercise an Index Warrant prior to its expiration, then the portfolio would lose the amount of the purchase price paid by it for the warrant.   A portfolio will normally use Index Warrants in a manner similar to their use of options on securities indices.

Risks Associated with Index Warrants

The risks of using Index Warrants are generally similar to those relating to its use of index options.  Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit a portfolio’s ability to exercise the warrants at such time, or in such quantities, as the portfolio would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

A Portfolio may borrow from banks. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a Portfolio’s investment policies and restrictions. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Portfolio’s NAV. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. In the event a Portfolio borrows, the Portfolio may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements are considered a form of borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio’s borrowing limitations to the extent that the Portfolio establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Portfolio’s obligations under the when-issued or delayed delivery arrangement.

Currency Management

A Portfolio’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a Portfolio invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Portfolio’s investments should help increase the NAV of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio’s securities are denominated will generally lower the net asset value of the Portfolio. A Portfolio’s adviser or a sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

Forward Commitment Transactions

All Portfolios may purchase securities on a forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns.  Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio’s other assets.  A Portfolio may realize short-term profits or losses upon such sales.

Participation on Creditors Committees

A Portfolio may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio.  Such participation may subject a

Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws and therefore, may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by a Portfolio on such committees may also expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.  A Portfolio will participate on such committees only when the adviser or a sub-adviser believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized.  One form of hedging is with derivatives.  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks.  There can be no assurances that a Portfolio will employ a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Portfolio may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Portfolio than if it did not hedge.  If a Portfolio does not correctly predict a hedge, it may lose money.  In addition, a Portfolio pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the adviser’s or a sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Portfolio to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  In addition, a Portfolio pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce a Portfolio’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

A Portfolio’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Portfolio’s portfolio resulting from securities markets, currency or interest rate fluctuations.  In addition, a Portfolio’s derivative investments may also be used for non-hedging purposes — to protect the Portfolio’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by certain of a Portfolio is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Portfolio, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of a Portfolio’s other assets.  Although a Portfolio will enter into such contracts with the intention of acquiring securities, the Portfolio may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so.  A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the adviser or a sub-adviser has determined to be of comparable creditworthiness. Such agreements may be considered to be loans by a Portfolio for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that a Portfolio purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller.  The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.   The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase.  In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or a sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, a Portfolio holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause a Portfolio’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, each Portfolio may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities.  If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order.  A Portfolio’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio.  The Trust has adopted and follows procedures which are intended to minimize the risks of repurchase agreements.  For example, a Portfolio only enters into repurchase agreements after the adviser or a sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis.  Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  A Portfolio may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by a Portfolio. Each Portfolio may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or a sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between a Portfolio’s decision to dispose of these securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline.  The expenses of registering restricted securities (excluding securities that may be resold by a Portfolio pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Portfolio.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Portfolio would be permitted to sell them.  Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  A Portfolio may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by a Portfolio at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a Portfolio in good faith pursuant to procedures adopted by the Board.

The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by a Portfolio.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Portfolio would be permitted to sell them.  Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Portfolio may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by a Portfolio at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by a Portfolio pursuant to procedures adopted by the Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase or sale without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a Portfolio’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

A Portfolio may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

The Portfolios treat any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or a sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

A Portfolio may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, a Portfolio will sell U.S. government securities held by a Portfolio, with an agreement that the Portfolio will repurchase the securities on an agreed date, price and interest payment.  A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, liquid assets, and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Portfolio’s total assets. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of a Portfolio’s holdings may be disadvantageous from an investment standpoint. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the affect of any increase or decrease in the value of portfolio securities or a Portfolio’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

A Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks.  A dollar roll transaction is similar to a reverse repurchase agreement in certain respects.  In a dollar roll transaction a Portfolio sells a mortgage-backed security held in its portfolio to a financial institution such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security.  When a Portfolio enters into a dollar roll transaction, cash and/or liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to a Portfolio generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Portfolio’s restrictions on borrowings.  Furthermore, because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.

Risks of Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Portfolio’s outstanding shares.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a Portfolio depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Portfolio’s NAV will increase faster than otherwise would be the case.  Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase a Portfolio’s yield in the manner described above.  However, such transactions also increase a Portfolio’s risk to capital and may result in a shareholder’s loss of principal.

Securities Lending

A Portfolio may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage of the Portfolio’s total assets set forth in the Portfolio’s Prospectuses.  No lending may be made to any companies affiliated with a Portfolio’s adviser.

These loans earn income for a Portfolio and are collateralized by cash, cash equivalents, securities, letters of credit, or U.S. government securities. A Portfolio might experience a loss if the financial institution defaults on the loan.  A Portfolio seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments.  The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with a Portfolio cash or cash equivalent collateral or provide to the Portfolio an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Portfolio must terminate the loan and vote the securities.  Alternatively, a Portfolio may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays a Portfolio any interest or distributions paid on such securities. A Portfolio may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the lending fund or the borrower at any time.  A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery, or even loss of rights in the collateral, should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk, and other risks associated with investments in a Portfolio.  When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  A Portfolio could incur losses in connection with the investment of such cash collateral. A Portfolio might experience a loss if the financial institution defaults on the loan.  A Portfolio seeks to mitigate this risk through contracted indemnification upon default.

Segregated Accounts

When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales

Certain Portfolios may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A Portfolio may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales “against the box”).

A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market value of the security will decline.  To complete the sale, a Portfolio must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement.  A Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.  The Portfolio is said to have a “short position” in the security sold until it delivers it to the broker. The period during which a Portfolio has a short position can range from one day to more than a year. Until a Portfolio replaces the security, the proceeds of the short sale are retained by the broker, and the Portfolio must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, a Portfolio will incur a loss; conversely, if the price declines, a Portfolio will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.  Certain of the Portfolios may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio’s adviser or sub-adviser believes that a decline in the price of a particular security or group of securities is likely.

To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage any be varied by action of the Board.

To meet current margin requirements, a Portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by a Portfolio create opportunities to increase the Portfolio’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since a Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Portfolio may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a Portfolio’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale.  A Portfolio will comply with these requirements.

In addition, as a matter of policy, a Portfolio’ Board has determined that no Portfolio will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of a Portfolio’s total assets, taken at market value.

A Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a Portfolio may enter into short sales transactions may be limited by the Code requirements for qualification of a Portfolio as a RIC.  (See “Tax Considerations.”)

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, a Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the percentage limitations on short sales.

If a Portfolio makes a short sale against the box, the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, a Portfolio will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  A Portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Portfolio’s decision to make a short sale against the box may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security.  In such case, any future losses in a Portfolio’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and, in the case where a Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Strategic Transactions

A Portfolio may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, a Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and OTC put and call options on securities; equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Portfolio’s adviser’s or a sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  A Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold, or entered into only for bona fide hedging, risk management or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments in which the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued and Delayed Delivery Transactions

In order to secure prices or yields deemed advantageous at the time, a Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made. A Portfolio may also enter into forward commitments. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage.  In such transactions, delivery of the securities occurs beyond the normal settlement periods but no payment or delivery is made by and no interest accrues to the Portfolio prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a Portfolio commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of a Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

Each Portfolio will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily.  Each Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  In these cases, a Portfolio may realize a taxable gain or loss.  When a  Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, a Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation).  Depending on market conditions, a Portfolio could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in a Portfolio incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

During periods of unusual market conditions when the adviser or a sub-adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, and floating rate notes), preferred stocks, and repurchase agreements.
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VY Franklin Mutual Shares Portfolio’s sub-adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations when it believes that insufficient investment opportunities meeting the Portfolio’s investment criteria exist, or that it may otherwise be necessary to maintain liquidity. For example when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value.

Voya Limited Maturity Portfolio may also invest in in certain short-term, high-quality debt instruments and in U.S. government securities pending the adviser’s or sub-adviser’s ability to invest cash inflows. The short-term instruments in which Voya High Yield Portfolio, and Voya Limited Maturity Portfolio may invest include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt instruments; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.  When investing for the purposes indicated above, the Portfolios will normally invest in short-term instruments that do not have a maturity of greater than one year.
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FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

Each Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. Shareholders will be provided at least sixty (60) days’ prior written notice of any change to a Portfolio’s non-fundamental investment objective.

Fundamental Investment Restrictions

Each Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities, as that term is defined by the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of that Portfolio’s outstanding voting securities of that Portfolio are present in person or represented by proxy, or (ii) more than 50% of a Portfolio’s outstanding voting securities.
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VY BlackRock Large Cap Growth Portfolio, VY JPMorgan Small Cap Core Equity Portfolio, and VY Morgan Stanley Global Franchise Portfolio
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As a matter of fundamental policy, each Portfolio may not:

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1.
with respect to 75% of each Portfolio’s total assets (50% of VY Morgan Stanley Global Franchise Portfolio’s total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result; (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

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2.	issue senior securities, except as permitted under the 1940 Act;
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3.
borrow money, except that: (i) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); and (ii) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.  In addition, the VY Morgan Stanley Global Franchise Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, purchase securities on margin to the extent permitted by applicable law, and engage in transactions in mortgage dollar rolls which are accounted for as financings;

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4.
underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.
lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

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VY BlackRock Health Sciences Opportunities Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.
act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program;

4.
purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.
purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.
make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies; and

8.
concentrate its investments in a particular industry, except that the Portfolio may invest more than 25% of its assets in securities issued by companies principally engaged in the healthcare industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (i) this limitation will not apply to the Portfolio’s investments in: (a) securities of other investment companies; (b) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (c) repurchase agreements (collateralized by the instruments described in clause (b)); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

In addition, if the Portfolio’s holdings of illiquid securities exceed 15% because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.
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VY BlackRock Inflation Protected Bond Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;

2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;

3.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

4.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

7.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.

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VY BlackRock Inflation Protected Bond Portfolio is a non-diversified fund.  The Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer.  The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company.

VY Franklin Income Portfolio, and VY Franklin Mutual Shares Portfolio
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As a matter of fundamental policy, each Portfolio may not:

1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;

2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;

4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio.  For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio; or

8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.

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VY Clarion Global Real Estate Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; (ii) notwithstanding this limitation, or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, including the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; and (iii) the Portfolio will invest more than 25% of its total assets in the real estate industry;

2.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;

3.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

4.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

5.
purchase or sell real estate, except that the Portfolio may; (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

6.	issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;

7.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but  this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts; or

8.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

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VY Clarion Global Real Estate Portfolio will only purchase fixed-income securities that are rated investment-grade, i.e., rated at least BBB by S&P or Baa by Moody’s, or have an equivalent rating from another NRSRO, or, if unrated, are determined to be of comparable quality by the sub-adviser.  Money market securities, certificates of deposit, banker’s acceptance, and commercial paper purchased by the Portfolio must be rated in one of the two top rating categories by an NRSRO or, if not rated, determined to be of comparable quality by the Portfolio’s sub-adviser.

VY Clarion Real Estate Portfolio, Voya Global Resources Portfolio, VY Invesco Growth and Income Portfolio, Voya Limited Maturity Bond Portfolio, Voya Liquid Assets Portfolio, VY T. Rowe Price Capital Appreciation Portfolio, VY T. Rowe Price Equity Income Portfolio, and VY Templeton Global Growth Portfolio
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As a matter of fundamental policy, each Portfolio may not:
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1.
invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, except that this restriction does not apply to VY Clarion Real Estate Portfolio or Voya Global Resources Portfolio;

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2.
invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except securities issued or

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guaranteed by the U.S. government, or its agencies or instrumentalities, except that this restriction does not apply to VY Clarion Real Estate Portfolio or Voya Global Resources Portfolio;

3.
invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply: (i) to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (or repurchase agreements with respect thereto); (ii) with respect to Voya Liquid Assets Portfolio, to securities or obligations issued by U.S. banks; (iii) with respect to VY Templeton Global Growth Portfolio to securities issued or guaranteed by foreign governments or any political subdivisions thereof, authorities, agencies, or instrumentalities (or repurchase agreements with respect thereto); and (iv) to the VY Clarion Real Estate Portfolio, which will normally invest more than 25% of its total assets in securities of issuers in the real estate industry and related industries, or to the Voya Global Resources Portfolio, which will normally invest more than 25% of its total assets in the group of industries engaged in hard assets activities, provided that such concentration for these two Portfolios is permitted under tax law requirements for RICs that are investment vehicles for Variable Contracts;

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4.
purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests;

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5.
purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction, and except that Voya Global Resources Portfolio may, consistent with its investment objective and subject to the restrictions described in the Prospectuses and in this SAI, purchase securities on margin;

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6.	lend any funds or other assets, except that the Portfolio may, consistent with its investment objective and policies:

i.	invest in debt obligations, even though the purchase of such obligations may be deemed to be the making of loans;

ii.	enter into repurchase agreements; and

iii.	lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Board;

7.
issue senior securities, except insofar as the Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio’s borrowing policies, and except for purposes of this investment restriction, collateral or escrow arrangements with respect to the making of short sales, purchase or sale of futures contracts or related options, purchase or sale of forward currency contracts, writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, related options, and forward currency contracts are not deemed to be an issuance of a senior security;

8.
act as an underwriter of securities of other issuers except, when in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the federal securities laws;

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9.
with respect to VY Clarion Real Estate Portfolio, Voya Limited Maturity Bond Portfolio, Voya Liquid Assets Portfolio, VY T. Rowe Price Capital Appreciation Portfolio, and VY T. Rowe Price Equity Income Portfolio, make short sales of securities, except short sales against the box;

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10.
borrow money or pledge, mortgage, or hypothecate its assets, except that the Portfolio may: (i) borrow from banks, but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward currency contracts as described in the Prospectuses and in this SAI.  (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, options on futures contracts, and forward currency contracts will not be deemed to be pledges of the Portfolio’s assets);

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11.
with respect to the VY Clarion Real Estate Portfolio, Voya Global Resources Portfolio, Voya Limited Maturity Bond Portfolio, Voya Liquid Assets Portfolio, VY T. Rowe Price Capital Appreciation Portfolio, and VY T. Rowe Price Equity Income Portfolio, invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Portfolio’s Sub-Adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio or, for VY Invesco Growth and Income Portfolio and VY Templeton Global Growth Portfolio, more than 15% of the total assets of the Portfolio (taken at market value at the time of such  investment), would be invested in such securities;

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12.	purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts), except:

i.	the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and on options on such futures contracts;
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ii.	VY T. Rowe Price Equity Income Portfolio may engage in futures contracts on gold; and

iii.	this restriction shall not apply to Voya Global Resources Portfolio and VY Templeton Global Growth Portfolio.

13.
except VY Templeton Global Growth Portfolio, invest in puts, calls, straddles, spreads, or any combination thereof, provided that this restriction does not apply to puts that are a feature of variable or floating rate securities or to puts that are a feature of other corporate debt securities, and except that the Portfolio may engage in transactions in options, futures contracts, and options on futures.

VY FMRSM Diversified Mid Cap Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result: (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.	issue senior securities, except as permitted under the 1940 Act;

3.
borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.
underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.
lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

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Voya High Yield Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of value of the Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2.	issue senior securities, except as permitted under the 1940 Act;

3.
invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies and instrumentalities);

4.
borrow money, except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (the Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings);

5.
make loans to other persons, except loans of portfolio securities, and except to the extent that the purchase of the debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

6.
purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures based on debt instruments, indices of securities, and foreign currencies, purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies, and purchase forward contracts. (Securities denominated in gold or other precious metals, or whose value is determined by the value of gold or other precious metals, are not considered to be commodity contracts.);

7.
underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities; and

8.
purchase or sell real estate, although it may purchase and sell securities which are secured by, or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in real estate industry, and participation interests.

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VY JPMorgan Emerging Markets Equity Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment, more than 5% of the total assets of the Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

2.
make loans to others, except: (i) through the purchase of debt securities in accordance with its investment objective and policies; (ii) through the lending of up to 30% of its portfolio securities as described above and in its Prospectuses; or (iii) to the extent the entry into a repurchase agreement or a reverse dollar roll transaction is deemed to be a loan;

3.
borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions and not in excess of one-third of the value of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if, immediately thereafter, there is an asset coverage of at least 300% of all borrowings (excluding any fully collateralized reverse repurchase agreements and dollar roll transactions the Portfolio may enter into), and no additional investments may be made while any such borrowings are in excess of 10% of total assets;

4.
mortgage, pledge, or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts, or other hedging transactions;

5.
except as required in connection with permissible hedging activities, purchase securities on margin or underwrite securities. (This does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

6.
buy or sell real estate or commodities or commodity contracts. However, the Portfolio, to the extent not otherwise prohibited in the Prospectuses or this SAI, may invest in securities secured by real estate or interests therein, or issued by companies that invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options generally as described in the Prospectuses and this SAI;

7.
invest in securities of other investment companies, except to the extent permitted by the 1940 Act and discussed in the Prospectuses or this SAI, or as such securities may be acquired as part of a merger, consolidation, or acquisition of assets;

8.
invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies, and instrumentalities);

9.
issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from: (i) making any permitted borrowings, mortgages or pledges; or (ii) entering into permissible repurchase and dollar roll transactions; and

10.
invest in commodities, except for futures contracts or options on futures contracts if, as a result thereof, more than 5% of the Portfolio’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts.

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Voya Large Cap Growth Portfolio
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As a matter of fundamental policy, the Portfolio:

1.
may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including, without limitation, reverse repurchase agreements, when issued and delayed delivery securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;

2.	may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.
may not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies, and investment program;

4.
may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.  Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

5.
may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

6.
may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;

7.	shall be a diversified company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and

8.
may not concentrate its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (i) this limitation will not apply to the Portfolio’s investments in: (a) securities of other investment companies; (b) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (c) repurchase agreements (collateralized by the instruments described in clause (b)); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

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Voya Large Cap Value Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;

2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;

4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio.  For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

5.
underwrite any issue of securities within the meaning of the 1933, Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.
purchase or sell real estate, except that the Portfolio may:  (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio; or

8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.

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Voya Marsico Growth Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases or other mineral exploration or development programs, although it may invest in companies that engage in such businesses to the extent otherwise permitted by the Portfolio’s investment policies and restrictions and by applicable law, except as required in connection with otherwise permissible options, futures and commodity activities as described elsewhere in this SAI;

2.
purchase or sell real estate, although it may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

3.
make short sales or purchases on margin, although it may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities and except as required in connection with permissible options, futures, short selling and leverage activities as described elsewhere in the Prospectuses and this SAI (the short sale restriction is non-fundamental);

4.
with respect to 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities) if, immediately after and as a result of such investment more than 5% of the total assets of the Portfolio would be invested in such issuer. There are no limitations with respect to the remaining 25% of its total assets, except to the extent other investment restrictions may be applicable;

5.
mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, financial options, and other hedging activities;

6.
make loans to other persons, except loans of portfolio securities, and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

7.
borrow money, except from banks for temporary or emergency purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of 5% of the Portfolio’s total assets (in any case as determined at the lesser of acquisition cost or current market value and excluding collateralized reverse repurchase agreements);

8.
underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

9.
invest more than 25% of the value of the Portfolio total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies, and instrumentalities);

10.
issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any otherwise permissible borrowings, mortgages, or pledges or entering into permissible reverse repurchase agreements, options, and futures transactions;

11.	own, directly or indirectly, more than 25% of the voting securities of any one issuer or affiliated person of the issuer; and

12.	purchase the securities of other investment companies, except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.
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VY MFS Utilities Portfolio, Voya Multi-Manager Large Cap Core Portfolio, and VY T. Rowe Price International Stock Portfolio
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As a matter of fundamental policy, each Portfolio may not:

1.
with respect to 75% of the Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if as a result: (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

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2.
concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time. This limitation will not apply to the Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. government, its agencies or instrumentalities), except for VY MFS Utilities Portfolio which may concentrate its investment in companies in the utilities sector;

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3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder;

4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder.  For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

5.
act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Portfolio for its portfolio, the Portfolio may be deemed to be an underwriter under applicable law;

6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.
issue any senior security (as defined in the 1940 Act), except that: (i) the Portfolio may enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including reverse repurchase agreements, when-issued securities and delayed delivery, which may be considered the issuance of senior securities; (ii) the Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any orders obtained thereunder; (iii) the Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iv) the purchase of sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; or

8.
purchase physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

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VY MFS Total Return Portfolio and VY Total Return Bond Portfolio
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As a matter of fundamental policy, each Portfolio may not:

1.
with respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of a Portfolio’s total assets to be invested in securities of any one issuer (except securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof), or purchase more than 10% of the outstanding voting securities of any one issuer;

2.
invest more than 25% of the value of the Portfolio’s total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. government, its agencies, and instrumentalities);

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3.
borrow money, except from banks as a temporary measure for extraordinary or emergency purposes or by entering into reverse repurchase agreements (the Portfolio is required to maintain asset coverage (including borrowings) of 300% for all borrowings), except VY Total Return Bond Portfolio may also borrow to enhance income;

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4.
make loans to other persons, except loans of portfolio securities, and except to the extent that the purchase of debt obligations in accordance with its investment objectives and policies or entry into repurchase agreements may be deemed to be loans;

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5.
purchase or sell any commodity contract, except that the Portfolio may purchase and sell futures contracts based on debt securities, indices of securities, and foreign currencies, purchase and write options on securities, futures contracts which it may purchase, securities indices, and foreign currencies, and purchase forward contracts. (Securities denominated in gold or other precious metals, or whose value is determined by the value of gold or other precious metals, are not considered to be commodity contracts.) MFS Total Return Portfolio reserves the freedom of action to hold and to sell real estate or mineral leases, commodities, or commodity contracts acquired as a result of the ownership of securities. VY MFS Total Return Portfolio will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities, or commodity contracts (except for options, futures contracts, options on futures contracts, and forward contracts);

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6.
underwrite securities of any other company, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by the Board, and except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of restricted securities;

7.
purchase or sell real estate, although it may purchase and sell securities which are secured by, or represent interests in real estate, mortgage-related securities, securities of companies principally engaged in the real estate industry, and participation interests in pools of real estate mortgage loans and it may liquidate real estate acquired as a result of default on a mortgage; and

8.	issue any class of securities which is senior to the Portfolio’s shares of beneficial interest, except as permitted under the 1940 Act or by order of the SEC.
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Voya U.S. Stock Index Portfolio
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As a matter of fundamental policy, the Portfolio may not:

1.
with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result: (i) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer; or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

2.	issue senior securities, except as permitted under the 1940 Act;

3.
borrow money, except that: (i) the Portfolio may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); and (ii) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes. Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

4.
underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies;

5.
purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

6.
purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

7.
purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); and

8.
lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Non-Fundamental Investment Restrictions

The Portfolios have adopted the following non-fundamental restrictions, which may be changed by the Board without shareholder approval.
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VY BlackRock Health Sciences Opportunities Portfolio
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The Portfolio:

1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income), is derived from these and other sources that produce such non-qualifying income;

2.
may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

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VY BlackRock Large Cap Growth Portfolio and VY JPMorgan Small Cap Core Equity Portfolio
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Each Portfolio:

1.
does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.
may borrow money only: (i) from a bank, RIC, or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that with respect to JPMorgan Small Cap Core Equity Portfolio, the borrowing may be made only for temporary, extraordinary, or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.
does not currently intend to purchase any security if, as a result, more than 15% of its respective net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.
does not currently intend to lend assets other than securities to other parties, except by: (i) lending money to a RIC or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt securities or to repurchase agreements.);

6.
may purchase or write options on securities only if: (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets; (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets; (iii) not more than 25% of the Portfolio’s respective net assets would be hedged; and (iv) not more than 25% of the Portfolio’s respective net assets are used as cover for options written by the Portfolio;

7.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

8.
may have no more than 25% of its respective total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

9.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

With respect to non-fundamental investment restriction (4), if through a change in values, net assets, or other circumstances, a Portfolio is in a position where more than 15% of its net assets are invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.
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VY Clarion Global Real Estate Portfolio
The Portfolio:

1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

VY Clarion Real Estate Portfolio
The Portfolio:

1.
may not make investments for the purpose of exercising control or management although the Portfolio retains the right to vote securities held by it, except that the Portfolio may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

2.
may not purchase securities on margin but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.  The deposit or payment by the Portfolio of initial or maintenance margin in connection with forward contracts, futures contracts, foreign currency futures contracts, or related options is not considered the purchase of a security on margin;

3.
may not invest in the securities issued by other investment companies as part of a merger, reorganization, or other acquisition, except that the Portfolio may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amdended from time to time; or (ii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

4.
may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued at the lower of cost or market) which are not listed on the NYSE or AMEX.  Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation;

5.
may not invest in securities of any company if any officer or trustee/director of the Portfolio or of the Adviser owns more than ½ of 1% of the outstanding securities of such company, and such officers and trustees/directors who own more than ½ of 1% own, in the aggregate, more than 5% of the outstanding securities of such issuer;

6.
may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Portfolio may acquire securities of public companies which themselves are engaged in such activities;

7.
may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Portfolio may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

8.
may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets, taken at current value, would be invested in securities that are illiquid by virtue of the absence of a readily available market.  This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A securities which the Board or the Adviser, under Board approved guidelines, may determine are liquid nor does it apply to resale, a liquid market exists.  Also excluded from this limitation on restricted securities are securities purchased by the Portfolio of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

9.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

10.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

11.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities;

12.
will only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by a NRSRO and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities; and

13.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.
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VY FMRSM Diversified Mid Cap Portfolio
The Portfolio:

1.
does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.	may borrow money only: (i) from a bank, RIC, or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser;

4.
does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; and

5.
does not currently intend to lend assets other than securities to other parties, except by: (i) lending money (up to 15% of the Portfolio’s net assets) to a RIC or portfolio for which its Sub-Adviser or an affiliate serves as investment adviser; or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt instruments or to repurchase agreements.)

With respect to Limitation (4), if through a change in values, net assets, or other circumstances, the Portfolio is in a position where more than 15% of its net assets are invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.
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VY Franklin Mutual Shares Portfolio
The Portfolio’s Sub-Adviser may keep a portion, which may be significant at times, of the Portfolio’s assets in cash or invested in high-quality, short-term money market securities, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations when it believes that insufficient investment opportunities meeting the Portfolio’s investment criteria exist, or that it may otherwise be necessary to maintain liquidity. For example when prevailing market valuations for securities are high, there may be fewer securities available at prices below their intrinsic value.
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Voya Global Resources Portfolio
The Portfolio:

1.
will only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by a NRSRO and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities;

2.
may invest up to 35% of its net assets in securities of issuers located in South Africa.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

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Voya High Yield Portfolio
The Portfolio:

1.
may, subject to the limitations on investment in other investment companies under the 1940 Act, make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Portfolio;

2.
may invest in guaranteed investment contracts, over-the-counter options, synthetic convertibles and repurchase agreements, subject to the Portfolio’s limitation on investment in illiquid securities measured at the time of purchase;

3.	may purchase insured municipal debt;

4.
may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed or represented by American Depositary Receipts listed on either exchange or converted into publicly traded common stock of U.S. companies;

5.	may buy or sell put and call options on foreign currencies;

6.
will purchase and write put and call options on stock index options only for hedging purposes and only if a secondary market exists on an exchange or over-the-counter and may invest in currency and interest rate options for non-hedging purposes;

7.	may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment;

8.	may invest in reverse repurchase agreements, and together with other permitted borrowings, may constitute up to 33 1/3% of the Portfolio’s total assets;

9.	may lend Portfolio securities in an amount up to 33 1/3% of its total asset to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities; and

10.
may purchase or sell securities on a when-issued (for the purposes of acquiring portfolio securities and not for the purpose of leverage) or a delayed delivery basis (generally 15 to 45 days after the commitment is made); and may make contracts to purchase securities for a fixed price at a future date beyond the customary settlement time “forward commitments.”

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VY Invesco Growth and Income Portfolio
The Portfolio:

1.	may not make short sales of securities, except short sales against the box;

2.
may not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days, or other securities which in the determination of its Sub-Adviser are illiquid if, as a result of such investment, more than 15% of the net assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities;

3.
may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

4.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

5.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

6.
will manage its precious metals, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

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VY JPMorgan Emerging Markets Equity Portfolio
The Portfolio:

1.
may not invest, in the aggregate, more than 15% of its net assets in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days, and OTC Options (and securities underlying such options) purchased by the Portfolio;

2.	may not invest in any issuer for purposes of exercising control or management of the issuer;

3.	may not, except as described in the Prospectuses and this SAI, acquire or dispose of put, call, straddle, or spread options subject to the following conditions:

a.	such options are written by other persons; and

b.	the aggregate premiums paid on all such options which are held at any time, do not exceed 5% of the Portfolio’s total assets;

4.           may not, except as described in the Prospectuses and this SAI, engage in short sales of securities;

5.           purchase more than 10% of the outstanding voting securities of any one issuer;

6.
will manage its precious metals investments, and/or futures contracts on metal,s so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and

7.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Voya Large Cap Growth Portfolio

The Portfolio:

1.	may not make short sales;

2.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and

3.
may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

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Voya Large Cap Value Portfolio
The Portfolio:

1.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Voya Limited Maturity Bond Portfolio
The Portfolio:

1.	may only invest in non-government securities rated Baa3 or better by Moody’s or BBB or better by S&P or, if not rated, determined to be of comparable quality;

2.	invests in money market securities thatmust be rated in the two highest categories by Moody’s or S&P or, if not rated, determined to be of comparable quality;

3.	will not invest more than 10% of total assets in foreign government securities;

4.
may not borrow more than 10% of the value of its total assets (25% for temporary purposes) (excluding: (i) reverse repurchase agreements; (ii) options, futures, options on futures, and forward currency contracts; and (iii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

5.	will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

6.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

7.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

8.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Voya Liquid Assets Portfolio
The Portfolio:

1.	will not invest in securities rated below the two highest ratings categories;

2.	will invest 95% of the investments that, at the time of purchase, are rated in the highest short-term ratings category, or if unrated, determined to be of comparable quality;

3.
with respect to 100% of total assets, the Portfolio will not invest more than: (i) 5% of such assets in securities of any one issuer (except U.S. government securities); (ii) 10% of such assets subject to demand features or guarantees from a single institution (with respect to 75% of total assets); or (iii) purchase more than 10% of the outstanding voting securities of any one issuer;

4.
will not invest in more than the greater of 1% of total assets or $1,000,000 in securities of any one issuer that are rated in the second highest ratings category (excluding U.S. government securities);

5.	will not invest in obligations issued or guaranteed by a foreign government (or its agencies or instrumentalities) or by supranational organization that is rated below A by S&P or Moody’s;

6.	will not have more than 25% of its net assets invested in securities of issuers located in any one emerging market;

7.
will not borrow more than 10% of the value of total assets and 25% for temporary purposes (excluding (i) reverse repurchase agreements, and (ii) borrowing from banks, but only immediately after each borrowing and continuing thereafter there is asset coverage of 300%);

8.	will not invest in obligations issued by a commercial bank or S&L, unless the bank or S&L meets the requirements set forth in this SAI;

9.	will not invest more than 10% of its net assets in fixed time deposits;

10.	will not limit its investments in foreign bank obligations to U.S. dollar-denominated obligations; and

11.	will limit its exposure so that no more than 10% of its net assets may be comprised, in the aggregate, of assets that are subject to material legal restrictions or repatration.
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VY Marsico Growth Portfolio
The Portfolio:

1.
does not currently intend to sell securities short unless it owns, or has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.
may borrow money only: (i) from a bank, RIC, or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings;

4.
does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.
does not currently intend to lend assets other than securities to other parties, except by: (i) lending money to a RIC or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt instruments or to repurchase agreements.);

6.
may purchase or write options on securities only if: (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets; (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets; (iii) not more than 25% of the Portfolio’s net assets would be hedged; and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;

7.	may not invest, in the aggregate, more than 15% of its net assets in illiquid securities;

8.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

9.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

With respect to non-fundamental investment restriction (4), if through a change in values, net assets, or other circumstances, the Portfolio is in a position where more than 15% of its net assets are invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.
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VY MFS Total Return Portfolio
The Portfolio:

1.	may not invest more than 15% of the net assets of the Portfolio (taken at market value) in illiquid securities, including repurchase agreements maturing in more than seven days;

2.
may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with options, futures contracts, options on futures contracts, forward foreign currency contracts and in connection with swap agreements; and

3.	may not make investments for the purpose of gaining control of a company’s management.
VY MFS Utilities Portfolio
The Portfolio:

1.
may not invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, where no market exists), if more than 15% of the Portfolio’s net assets (taken at market value) would be invested in such securities.  Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio’s limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act but are determined to be liquid by the Board (or its delegate) will not be subject to this 15% limitation;

2.
may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

Except for investment restriction number (1) and the Portfolio’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.  In the event the investments exceed the percentage specified in the Portfolio’s non-fundamental policy on illiquid investments, the Portfolio will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.
VY Morgan Stanley Global Franchise Portfolio
The Portfolio:

1.
does not currently intend to sell securities short unless it owns, or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short;

2.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

3.
may borrow money only: (i) from a bank, RIC, or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment restriction) and only to the extent that the value of the Portfolio’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings; and provided further that the borrowing may be made only for temporary, extraordinary, or emergency purposes in amounts not exceeding 20% of the value of the Portfolio’s total assets at the time of borrowing;

4.
does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued;

5.
does not currently intend to lend assets other than securities to other parties, except by: (i) lending money up to 15% of the Portfolio’s net assets to a RIC or portfolio for which its Sub-Adviser, or an affiliate, serves as investment adviser; or (ii) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers.  (This limitation does not apply to purchases of debt instruments or to repurchase agreements.);

6.
may purchase or write options on securities only if: (i) aggregate premiums on call options purchased by the Portfolio do not exceed 5% of its assets; (ii) aggregate premiums on put options purchased by the Portfolio do not exceed 5% of its net assets; (iii) not more than 25% of the Portfolio’s net assets would be hedged; and (iv) not more than 25% of the Portfolio’s net assets are used as cover for options written by the Portfolio;

7.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

8.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

9.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

With respect to non-fundamental investment restriction (4), if through a change in values, net assets, or other circumstances, the Portfolio is in a position where more than 15% of its net assets are invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of the Portfolio’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Portfolio acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Portfolio.
Voya Multi-Manager Large Cap Core Portfolio
The Portfolio:

1.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines;

2.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

3.	under normal market conditions, the Portfolio invests in at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies.
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VY T. Rowe Price Capital Appreciation Portfolio
The Portfolio:

1.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

2.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

VY T. Rowe Price Equity Income Portfolio
The Portfolio:

1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

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VY T. Rowe Price International Stock Portfolio
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The Portfolio:

1.	will not enter into any futures contracts if the aggregate amount of the Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets;

2.
does not currently intend to sell securities short unless it owns, or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration thereof, and provided that transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short;

3.
does not currently intend to purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

4.
may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio’s NAV, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps, forward contracts or the segregation of assets in connection with such contracts;

5.
does not currently intend to purchase any securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.  The Board, or the Portfolio’s Adviser acting pursuant to authority delegated by the Board, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A securities, as amended, or any successor to such rule, and Section 4(a)(2) commercial paper. Accordingly, such securities may not be subject to the foregoing limitation.  In addition, a foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not subject to this limitation;

6.	may not invest in companies for the purpose of exercising control of management;

7.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities; and

8.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce so-called non-qualifying income.

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VY Templeton Global Growth Portfolio
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The Portfolio:

1.
may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts, or futures contracts on currencies), except that the Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments, and in options on such futures contracts;

2.
may not lend money to other persons, except by the purchase of obligations in which the Portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency, and futures transactions will not be deemed to involve the lending of money;

3.
may not lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency, and futures transactions will not be deemed to involve loans of securities;

4.
may not knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days, but excluding master demand notes, that are not readily marketable;

5.
may not sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin;

6.	may not write or purchase options on securities, financial indices or currencies, except to the extent the Portfolio is specifically authorized to engage in hedging and other strategic transactions;

7.	may not purchase securities for the purpose of exercising control or management;

8.
may not purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio’s total assets to be invested in investment company securities, provided that: (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the Portfolio’s total assets would be invested in such company; and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation, or reorganization;

9.
may not pledge, hypothecate, mortgage, or transfer (except as provided in restriction (4)) as security for indebtedness, any securities held by the Portfolio, except in an amount not more than 33 1/3% of the value of the Portfolio’s total assets and then only to secure borrowings permitted by restriction (3). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets; and

10.
may not have more than 25% of its total assets in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.

For purposes of restriction (8), privately issued CMOs will not be treated as investment company securities if issued by “Exemptive Issuers.” Exemptive Issuers are defined as unmanaged, fixed-asset issuers that: (i) invest primarily in mortgage-related securities; (ii) do not issue redeemable securities as defined in Section 2(a) (32) of the 1940 Act; (iii) operate under general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.
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VY Total Return Bond Portfolio
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The Portfolio:

1.
may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Portfolio as described in this SAI and in the Prospectuses;

2.
may invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof):

3.	may not invest in companies for the purpose of exercising control or management;

4.
may not purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other materials;

5.
may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of promptly within seven days in the ordinary course of business at approximately the value ascribed to it by the Portfolio. Such securities include, but are not limited to, fixed-time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule144A, or securities offered pursuant to Section 4(a)(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. The Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

6.
may invest more than 15% of the total of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, considered by the Adviser or Sub-Adviser to be of comparable quality);

7.	may not invest in foreign debt securities for purposes other than temporary and defensive or cash management and only when such are of high quality and short duration;

8.	may not invest more than 15% of its net assets in synthetic convertible securities and such securities must be rated A or higher by Moody’s or S&P;

9.	may invest more than 10% of its net assets in securities of supranational agencies.
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Voya U.S. Stock Index Portfolio
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The Portfolio:

1.
will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income;

2.
may have no more than 25% of its total assets invested in securities of issuers located in any one emerging market country.  The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines; and

3.
may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.

For all Portfolios, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Non-Fundamental Investment Policies

Each of the following Portfolios has also adopted the following non-fundamental investment policies to invest at least 80% of the net assets of the Portfolio (plus borrowings for investment purposes) in securities that are consistent with the Portfolio’s name. These policies may be changed upon Board approval and 60 days’ prior notice to shareholders.  If, subsequent to an investment, the 80% requirement is no longer met, a Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.
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VY BlackRock Health Sciences Opportunities Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities, primarily common stocks, of companies in health sciences and related industries.
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VY BlackRock Inflation Protected Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.
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VY BlackRock Large Cap Growth Portfolio
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The Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of large-capitalization companies.
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VY Clarion Global Real Estate Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of companies that are principally engaged in the real estate industry.
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VY Clarion Real Estate Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. REITs and real estate companies.
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VY FMRSM Diversified Mid Cap Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies with medium market capitalizations.
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Voya Global Resources Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of companies in the natural resources industries located in a number of different countries, one of which may be the United States.
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Voya High Yield Portfolio
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Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.”
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VY JPMorgan Emerging Markets Equity Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of issuers located in at least three countries with emerging securities markets.
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VY JPMorgan Small Cap Core Equity Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small-capitalization companies.
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Voya Large Cap Growth Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies.
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Voya Large Cap Value Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying large-capitalization companies.
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Voya Limited Maturity Bond Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds that are limited maturity debt instruments.
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VY MFS Utilities Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of issuers in the utilities sector.
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VY T. Rowe Price Equity Income Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.
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Effective July 14, 2014, the non-fundamental investment policy for the Portfolio is as follows:

The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks, with an emphasis on large-capitalization stocks that have a strong track record of paying dividends or that are believed to be undervalued.

VY T. Rowe Price International Stock Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks.

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Voya U.S. Stock Index Portfolio
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The Portfolio normally invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of companies included in the S&P 500® Index or equity securities of companies that are representative of the S&P 500® Index (including derivatives).

General for all Portfolios

No Portfolio will invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them.  Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, if a Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a  “senior security” under the 1940 Act).  Accordingly any increase or decrease in such percentage resulting from a change in the value of a Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by a Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

To the extent required by the SEC regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Portfolio’s policy to invest at least 80% of its net assets plus borrowings (measured at the time of purchase) in the particular type of investment suggested by its name.
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With respect to each Portfolio’s concentration policy, generally, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification (“SIC”) Codes, or with respect to certain securities, another third-party classification system.  For Voya Limited Maturity Portfolio, Barclay’s industry classifications are used. Industry classifications may be changed at any time to reflect changes in the market place.
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PORTFOLIO TURNOVER

A Portfolio may sell a portfolio investment soon after its acquisition if the Portfolio’s adviser or a sub-adviser believes that such a disposition is consistent with the Portfolio’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A change in securities held in a Portfolio’s portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, excluding securities whose maturities at acquisition were one year or less.  A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase commission expenses and may involve realization of capital gains by a Portfolio.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs, which must ultimately be borne by a Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

Each Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

Fiscal Year Ended December 31, 2013
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For VY BlackRock Large Cap Growth Portfolio the portfolio turnover rate increased 161% from 2012 to 2013 due to changes to the investment process, including removal of short-term factors and addition of long-term growth factors.

For VY Clarion Real Estate Portfolio the portfolio turnover rate increased 48% from 2012 to 2013 due to repositioning of the U.S. strategy which increase exposure to economically-linked sectores and reduced exposure to defensive sectors.

For VY JPMorgan Emerging Markets Equity Portfolio the portfolio turnover rate increased 200% from 2012 to 2013 due to greater opportunity to purchase high quality businesses with significant long-term growth prospect at discounted valuations.

For VY Marsico Growth Portfolio the portfolio turnover rate increased 50% from 2012 to 2013 due to the valuation-related decision making. The Sub-Adviser sold positions it believed were approaching overvaluation in relation to the estimates of future earnings and cash flow growth.

For VY MFS Total Return Portfolio the portfolio turnover rate increased 168% from 2012 to 2013 due to the addition of a new equity income sleeve which contributed to the increase.

For Voya Multi-Manager Large Cap Core Return Portfolio the portfolio turnover rate increased 144% from 2012 to 2013 due to an addition of a second sleeve which resulted in rebalaincing of the holdings.
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Fiscal Year Ended December 31, 2012
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For VY FMR Diversified Mid Cap Portfolio the portfolio turnover rate increased 111% from 2011 to 2012 due to the use of some quantitative tools in 2012, which resulted in higher turnover on the sell side.  Additionally, the size of some of the larger positions was reduced.

For Voya Limited Maturity Bond Portfolio the portfolio turnover rate increased 74% from 2011 to 2012 due to shareholder activity coupled with more transactions within corporate credit.

For Voya Multi-Manager Large Cap Core Portfolio the portfolio turnover rate increased 258% from 2011 to 2012 due to an extremely low portfolio turnover in 2011 and a portfolio realignment in 2012, which drove the large percentage increase in turnover.

For VY T. Rowe Price Equity Income Portfolio the portfolio turnover rate decreased 36% from 2011 to 2012 Although the portfolio turnover rate decreased by 36%, we believe the portfolio turnover rate for 2012 was in-line with the goals of the investment strategy with an intended holding range of 3-5 years.
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For VY T. Rowe Price International Stock Portfolio the portfolio turnover rate decreased 70% from 2011 to 2012 due to decreased cash flows in 2012.  The Portfolio incepted with cash in 2011 leading to a higher portfolio turnover rate.

For VY Templeton Global Growth Portfolio the portfolio turnover rate decreased 36% from 2011 to 2012 due to the continued attractiveness of its current holdings, despite strong performance, as many of its current holdings were acquired at significant discounts resulting from significant market pessimism.

For Voya U.S. Stock Index Portfolio the portfolio turnover rate decreased 67% from 2011 to 2012 due to to reduced shareholder activity.
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DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.
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In addition, each Portfolio (except Voya Liquid Assets Portfolio) posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable.  The portfolio holdings schedule is as of the last day of the previous calendar quarter (i.e., each Portfolio (except Voya Liquid Assets Portfolio) will post the quarter-ending June 30 holdings on July 31). Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolios may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Voya Liquid Assets Portfolio will post a full list of its portfolio holdings on Voya’s website as of the last business day of the previous month, along with any items required by Rule 2a-7 no later than the fifth business day of each month The information will be available on the website for a period of not less than six months. The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date.

Each Portfolio also compiles a list composed of its ten largest (“Top Ten”) holdings.  This information is produced monthly, and is made available on Voya’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as practicable.

Investors (both individual and institutional), financial intermediaries that distribute each Portfolio’s shares and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Portfolio’s portfolio holdings schedule.  The Top Ten list is also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products and variable annuity contracts.
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Other than in regulatory filings or on ING’s website, each Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided.  Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:

•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Portfolio regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;

•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
•
to service providers on a daily basis in connection with their providing services benefiting the Portfolio, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•
to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios.  The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Portfolio’s portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of Portfolio shareholders, on the one hand, and those of a Portfolio’s adviser, sub-adviser, principal underwriter, or any affiliated person of a Portfolio, its adviser or its principal underwriter, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct the administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of the Portfolios’ shareholders.  Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the adviser, a sub-adviser, principal underwriter, and their affiliates.  The Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s portfolio holdings:
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Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for Voya funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None
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All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of Voya Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Commonwealth of Massachusetts.  The Board governs the Portfolios and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.

Set forth in the table below is information about each Trustee of the Portfolios.
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Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the Fund Complex Overseen by the Trustee (2)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	164	DSM/Dentaquest Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	164	None.
Patricia W. Chadwick(3) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	164	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013 – Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	164	None.
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007- Present	Retired.	164	First Marblehead Corporation (September 2003- Present).
J. Michael Earley 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997 – Present	Retired.	164	None.
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	May 2013 – Present	Retired.	164	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	January 2005 –Present	Retired.	164	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer	Trustee	May 2013 –	President, Obermeyer & Associates,	164	None.
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Name, Address, and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in the Fund Complex Overseen by the Trustee (2)	Other Board Positions Held by Trustee
7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56		Present	Inc., a provider of financial and economic consulting services (November 1999 – Present).
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	164	None.
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	164	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “Interested Person:”
Shaun P. Mathews(4) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	164
Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC, and Voya Investment Management Co. LLC (March 2006 – Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 – Present).

(1)
Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person,” as defined in the 1940 Act, of the Portfolios (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73.  A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or  otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purpose of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund, Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2014.

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(3)
In 2010, 2011, and 2012, Patricia Chadwick received approximately $235,800, 121,050, and $215,550, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to VY JPMorgan Emerging Markets Equity Portfolio and VY JPMorgan Small Cap Core Equity Portfolio.

(4)	Mr. Mathews is deemed to be an “Interested Person” of the Trust because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial Inc.’s affiliates.
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Information Regarding Officers of the Trust
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Set forth in the table below is information for each Officer of the Trust:

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003 – Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012); and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 – Present
Senior Vice President, Voya Investments, LLC (February 2012 – Present).  Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).
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Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past Five Years
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).
Julius Drelick III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present
Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present) and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC  (April 2007 – June 2012).

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 – Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 – Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); Director of Compliance, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 - Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Vice President	September 2012 – Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).
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Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Past Five Years
Age: 38
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 – Present
Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present); and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly, Managing Paralegal, Registration Statements (June 2003 – July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 – Present
Senior Vice President and Chief Counsel, Voya Investment Management - Voya Family of Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management - Voya Family of Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management - Voya Family of Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
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(1) The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

BOARD

The Board of Trustees
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The Trust and each Portfolio are governed by the Trust’s Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and its Portfolios to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.
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The Board Leadership Structure and Related Matters
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Effective May 21, 2013, the membership of the Boards of Directors/Trustees overseeing the funds in the Voya family of funds were consolidated (the “Consolidation”) so that the same members serve on each board in the Voya family of funds. The Board is now comprised of twelve (12) members, eleven (11) of whom are independent or disinterested persons, which means that they are not “interested persons” of the funds in the Voya family of funds, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Prior to May 21, 2013, the Board was composed of ten (10) members, eight (8) of whom were Independent Trustees.

The Trust is one (1) of 24 registered investment companies (with a total of approximately 164 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors/Trustees.  The Board employs substantially the same leadership structure with respect to each of these investment companies.
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One of the Independent Trustees, currently John V. Boyer, serves as the Chairman of the Board of the Trust.  The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, Officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairman does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two-day period and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
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The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
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Board Committees

Audit Committee.  The Board has established an Audit Committee, whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s

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audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available.  The Audit Committee currently consists of six (6) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent. Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002.  The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2013.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.  The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2013.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the Funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Boyer and Jones.  Mr. Jones currently serves as Chairperson of the Compliance Committee. The Compliance Committee currently meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held six (6) meetings during the fiscal year ended December 31, 2013.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.  The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2013.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Portfolios).  The responsibilities of the Contracts Committee include, among other things:  (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory or other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.
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As of January 23, 2014, the Contracts Committee currently consists of all eleven (11) of the Independent Trustees of the Board:  Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Obermeyer and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Committee.  Prior to January 23, 2014, the Contract Committee (the “Prior Contracts Committee”) was made up of eight (8) Independent Trustees and met regularly seven (7) times per year and held special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Prior Contracts Committee held eight (8) meetings during the fiscal year ended December 31, 2013.  It is expected that the Contracts Committee will also meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee.  The Contracts Sub-Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Contracts Sub-Committee:  Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Sub-Committee.  The Contracts Sub-Committee was newly established on January 23, 2014 and has not yet met.  It is expected that the Contracts Sub-Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees:  (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”).  Each of the Investment Review Committees perform the following functions, among other things:  (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. The Portfolios are monitored by the following Investment Review Committees:

Portfolio	Joint IRC	DE IRC	I/B/F IRC
VY BlackRock Health Sciences Opportunities		X
VY BlackRock Inflation Protected Bond			X
VY BlackRock Large Cap Growth		X
VY Clarion Global Real Estate	X	X
VY Clarion Real Estate	X	X
VY FMRSM Diversified Mid Cap		X
VY Franklin Income			X
VY Franklin Mutual Shares		X
Voya Global Resources			X
Voya High Yield			X
VY Invesco Growth and Income		X
VY JPMorgan Emerging Markets Equity			X
VY JPMorgan Small Cap Core Equity		X
Voya Large Cap Growth		X
Voya Large Cap Value		X
Voya Limited Maturity Bond			X
Voya Liquid Assets			X
VY Marsico Growth		X
VY MFS Total Return		X
VY MFS Utilities		X
VY Morgan Stanley Global Franchise			X
Voya Multi-Manager Large Cap Core		X
VY T. Rowe Price Capital Appreciation		X
VY T. Rowe Price Equity Income		X
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Portfolio	Joint IRC	DE IRC	I/B/F IRC
VY T. Rowe Price International Stock			X
VY Templeton Global Growth			X
Voya U.S. Stock Index	X
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Each committee is described below:
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The Joint IRC currently consists of eleven (11) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”).  The following Trustees serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Mathews, Obermeyer and Vincent.  Mr. Obermeyer currently serves as Chairperson of the Joint IRC.  The Joint IRC was newly established on January 23, 2014 and has not yet met.  Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC.  It is expected that the Joint IRC will meet regularly six (6) times per year.

The DE IRC currently consists of six (6) Independent Trustees. The following Trustees serve as members of the DE IRC:  Ms. Baldwin, and Messrs. Boyer, Drotch, Jones, Obermeyer, and Vincent.  Ms. Baldwin currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2013.

The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee.  The following Trustees serve as members of the I/B/F IRC:  Dr. DePrince, Mses. Chadwick and Pressler and Messrs.  Earley, Kenny, and Mathews.  Ms. Chadwick currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2013.

The DE IRC and the I/B/F IRC held six (6) joint meetings during the fiscal year ended December 31, 2013.
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Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.
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The Nominating and Governance Committee consists of five (5) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Ms. Baldwin and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Committee held four (4) meetings during the fiscal year ended December 31, 2013.
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The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
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The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios.  In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Portfolios.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios.  In addition, many service providers to the Portfolios have adopted their own policies, procedures and controls designed to address particular risks to the Portfolios.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.
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The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCOs for the Trust and its investment adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers.  Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees
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The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, not one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of view; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Trust, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Trust.”  That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member and certain directorships held during the past five (5) years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  She also has served as the Chairperson of the Board’s DE IRC since January 23, 2014 and, prior to that, as Chairperson of the Nominating and Governance Committee since 2009.  Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994).  Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst.  Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005.  He also has served as Chairperson of the Board since January 22, 2014 and prior to that, as Chairperson of the Trust’s I/B/F IRC since 2006.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds.  He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005).  Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006.  She also has served as Chairperson of the Trust’s I/B/F IRC since January 23,
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2014 and, prior to that, as Chairperson of the Trust’s DE IRC since 2007.  Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business.  Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
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Dr. Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since 1998.  Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  Mr. Drotch is also a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Director of the University of Connecticut Foundation, Inc., and a member of the General Counsel of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002.  He also has served as Chairperson of the Trust’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2002).  Mr. Earley holds a B.B.A and a J.D. from the University of Iowa.

Russell H. Jones has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since December 2007.  He has also served as Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005.  He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, Chairperson of the Trust’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group
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(property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005).  Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.
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Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present).  Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since 2003.  He also served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999.  Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006.  She also has served as Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002.  He also previously served as Chairman of the Board of Trustees from 2007 to January 21, 2014 and, prior to that, as Chairperson of the Contracts Committee and the DE IRC.  Mr. Vincent retired in 2011 as President of Springwell Corporation (a corporate finance firm) where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006).  He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002).  Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.
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Trustee Ownership of Securities
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In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”).  For this purpose, beneficial ownership of Voya funds shares includes, in addition to direct ownership of Voya funds shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a fund within the Voya family of funds, as well as deferred compensation
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payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

Under this Ownership Policy, the initial value of investments in the Voya family of funds that are beneficially owned by a Trustee must equal at least $100,000.  The Ownership Policy provides that a new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Trustee.  A decline in the value of any fund’s investments in the Voya family of funds will not cause a Trustee to have to make any additional investments under this Ownership Policy.   As of December 31, 2013, all Independent Trustees were in compliance with the Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the Voya funds’ Code of Ethics that otherwise apply to the Trustees.
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Trustees’ Portfolio Equity Ownership Positions
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The following table sets forth information regarding each Trustee’s ownership of equity securities in each Portfolio and the aggregate holdings of shares of equity securities of all funds in the Voya family of funds overseen by the Trustees for the calendar year ended December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	VY BlackRock Health Sciences Opportunities	VY BlackRock Inflation Protected Bond	VY BlackRock Large Cap Growth	VY Clarion Global Real Estate	VY Clarion Real Estate
Independent Trustees
Colleen D. Baldwin	None	None	None	None	None
John V. Boyer	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None
Albert E. DePrince, Jr.	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None
J. Michael Earley	None	None	None	None	None
Russell H. Jones	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None
Joseph E. Obermeyer	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None
Trustee who is an “Interested Person”
Shaun P. Mathews	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	VY FMRSM Diversified Mid Cap	VY Franklin Income	VY Franklin Mutual Shares	Voya Global Resources
Independent Trustees
Colleen D. Baldwin	None	None	None	None
John V. Boyer	None	None	None	None
Patricia W. Chadwick	None	None	None	None
Albert E. DePrince, Jr.	None	None	None	None
Peter S. Drotch	None	None	None	None
J. Michael Earley	$10,001-$50,000	None	None	None
Russell H. Jones	None	None	None	None
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Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	VY FMRSM Diversified Mid Cap	VY Franklin Income	VY Franklin Mutual Shares	Voya Global Resources
Independent Trustees
Patrick W. Kenny	None	None	None	None
Joseph E. Obermeyer	None	None	None	None
Sheryl K. Pressler	None	None	None	None
Roger B. Vincent	None	None	None	None
Trustee who is an “Interested Person”
Shaun P. Mathews	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	VY Invesco Growth and Income	VY JPMorgan Emerging Markets Equity	VY JPMorgan Small Cap Core Equity	Voya Large Cap Growth	Voya Large Cap Value
Independent Trustees	None	None	None	None	None
Colleen D. Baldwin	None	None	None	None	None
John V. Boyer	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	None
Albert E. DePrince, Jr.	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None
J. Michael Earley	None	None	None	None	None
Russell H. Jones	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None
Joseph E. Obermeyer	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None
Trustee who is an “Interested Person”
Shaun P. Mathews	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	Voya Limited Maturity Bond	Voya Liquid Assets	VY Marsico Growth	VY MFS Total Return	VY MFS Utilities
Independent Trustees
Colleen D. Baldwin	None	None	None	None	None
John V. Boyer	None	None	None	None	None
Patricia W. Chadwick	None	None	None	None	Over $100,000
Albert E. DePrince, Jr.	None	None	None	None	None
Peter S. Drotch	None	None	None	None	None
J. Michael Earley	None	None	$10,001-$50,000	None	None
Russell H. Jones	None	None	None	None	None
Patrick W. Kenny	None	None	None	None	None
Joseph E. Obermeyer	None	None	None	None	None
Sheryl K. Pressler	None	None	None	None	None
Roger B. Vincent	None	None	None	None	None
Trustee who is an “Interested Person”
Shaun P. Mathews	None	None	None	None	None
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Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	VY Morgan Stanley Global Franchise	Voya Multi- Manager Large Cap Core	Voya High Yield	VY T. Rowe Price Capital Appreciation
Independent Trustees
Colleen D. Baldwin	None	None	None	None
John V. Boyer	None	None	None	None
Patricia W. Chadwick	None	None	None	Over $100,000
Albert E. DePrince, Jr.	None	None	None	None
Peter S. Drotch	None	None	None	None
J. Michael Earley	None	None	None	None
Russell H. Jones	None	None	None	None
Patrick W. Kenny	None	None	None	None
Joseph E. Obermeyer	None	None	None	None
Sheryl K. Pressler	None	None	None	None
Roger B. Vincent	None	None	None	None
Trustee who is an “Interested Person”
Shaun P. Mathews	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Portfolios
	VY T. Rowe Price Equity Income	VY T. Rowe Price International Stock	VY Templeton Global Growth	Voya U.S. Stock Index
Independent Trustees
Colleen D. Baldwin	None	None	None	None
John V. Boyer	None	None	None	None
Patricia W. Chadwick	Over $100,000	None	None	None
Albert E. DePrince, Jr.	None	None	None	None
Peter S. Drotch	None	None	None	None
J. Michael Earley	None	None	None	None
Russell H. Jones	None	None	None	None
Patrick W. Kenny	None	None	None	None
Joseph E. Obermeyer	None	None	None	None
Sheryl K. Pressler	None	None	None	None
Roger B. Vincent	None	None	None	None
Trustee who is an “Interested Person”
Shaun P. Mathews	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya Family of Funds
Independent Trustees
Colleen D. Baldwin	Over $100,000(1)
John V. Boyer	Over $100,000 $50,000 - $100,000(1)
Patricia W. Chadwick	Over $100,000
Albert E. DePrince, Jr.	Over $100,000(1)
Peter S. Drotch	Over $100,000
J. Michael Earley	Over $100,000
Russell H. Jones	Over $100,000(1)
Patrick W. Kenny	Over $100,000 Over $100,000(1)
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Name of Trustee	Dollar Range of Equity Securities in the Trust as of December 31, 2013
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya Family of Funds
Joseph E. Obermeyer	Over $100,000(1)
Sheryl K. Pressler	Over $100,000(1)
Roger B. Vincent	Over $100,000 Over $100,000(1)
Trustee who is an “Interested Person”
Shaun P. Mathews	Over $100,000 Over $100,000(1)
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(1)           Held in a Deferred Compensation Account and/or 401(k) account.

Independent Trustee Ownership of Securities of the Advisers, the Underwriter, and Their Affiliates

The following table sets forth information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Trust’s advisers or principal underwriter, and the ownership of securities in an entity controlling, controlled by, or under common control with the advisers or principal underwriter of the Portfolios (not including RICs) as of December 31, 2013.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings he or she attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings.  The Board may from time to time designate other meetings as subject to compensation.
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Effective January 1, 2014, each Portfolio pays each Trustee who is not an interested person of a Portfolio his or her pro rata share, as described below, of:    (i) an annual retainer of $230,000; (ii) Mr. Boyer, as Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Jones, Kenny, Obermeyer as Chairpersons of Committees of the Board, each receives an
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additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2014, each Portfolio paid each Trustee who was not an interested person of a Portfolio his or her pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, received an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, each received an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses.  The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the advisers for which the Trustees serve in common as Trustees.

Future Compensation Payment
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Certain future payment arrangements were in place prior to the Consolidation. More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs. Jones, and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
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Compensation Table

The following table sets forth information provided by the Portfolios’ advisers regarding compensation of Trustees by each Portfolio and other funds managed by the advisers for the fiscal year ended December 31, 2013.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from a Portfolio or any other funds managed by the advisers.

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Name of Trustee	Aggregate Compensation From Portfolio
	VY BlackRock Health Sciences Opportunities	VY BlackRock Inflation Protected Bond	VY BlackRock Large Cap Growth	Voya Bond(1)	VY Clarion Global Real Estate	VY Clarion Real Estate	VY FMR Diversified Mid Cap	VY Franklin Income	VY Franklin Mutual Shares
Colleen D. Baldwin(3)	$1,002	$3,359	$1,113	$1,457	$996	$2,188	$3,613	$2,801	$1,574
John V. Boyer(3)	$1,011	$3,387	$1,123	$1,470	$1,004	$2,207	$3,646	$2,826	$1,588
Patricia W. Chadwick	$1,009	$3,381	$1,121	$1,467	$1,003	$2,202	$3,639	$2,821	$1,585
Albert E. DePrince, Jr.	$599	$1,687	$605	$789	$539	$1,172	$1.987	$1,543	$873
Peter S. Drotch	$839	$2,870	$941	$1,245	$844	$1,859	$3,055	$2,368	$1,329
J. Michael Earley	$985	$3,306	$1,095	$1,435	$980	$2,153	$3,555	$2,756	$1,548
Martin J. Gavin(3)(4)	$278	$878	$293	$426	$270	$599	$962	$748	$422
Russell H. Jones(3)	$599	$1,687	$605	$789	$539	$1,172	$1,987	$1,543	$873
Patrick W. Kenny(3)	$999	$3,346	$1,109	$1,452	$992	$2,180	$3,601	$2,792	$1,568
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$599	$1,687	$605	$789	$539	$1,172	$1,987	$1,543	$873
Sheryl K. Pressler	$1,121	$3,762	$1,246	$1,632	$1,115	$2,449	$4,045	$3,136	$1,761
Roger B.Vincent	$1,169	$3,925	$1,299	$1,703	$1,163	$2,555	$4,218	$3,270	$1,837

Name of Trustee	Aggregate Compensation From Portfolio
	Voya Global Resources	Voya High Yield	VY Invesco Growth and Income	VY JPMorgan Emerging Markets Equity	VY JPMorgan Small Cap Core Equity	Voya Large Cap Growth	Voya Large Cap Value	Voya Limited Maturity Bond
Colleen D. Baldwin(3)	$2,325	$2,407	$1,909	$2,680	$1,855	$13,916	$1,840	$883
John V. Boyer(3)	$2,346	$2,441	$1,926	$2,704	$1,872	$14,047	$1,859	$891
Patricia W. Chadwick	$2,342	$2,441	$1,922	$2,699	$1,869	$14,025	$1,856	$889
Albert E. DePrince, Jr.	$1,222	$1,304	$1,074	$1,391	$1,091	$8,216	$1,249	$465
Peter S. Drotch	$1,974	$2,038	$1,611	$2,272	$1,555	$11,665	$1,463	$749
J. Michael Earley	$2,288	$2,384	$1,877	$2,637	$1,824	$13,689	$1,804	$869
Martin J. Gavin(3)(4)	$599	$530	$523	$668	$505	$3,770	$333	$228
Russell H. Jones	$1,222	$1,304	$1,074	$1,391	$1,091	$8,216	$1,249	$465
Patrick W. Kenny(3)	$2,317	$2,405	$1,902	$2,671	$1,849	$13,873	$1,835	$880
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$1,222	$1,304	$1,074	$1,391	$1,091	$8,216	$1,249	$465
Sheryl K. Pressler	$2,603	$2,702	$2,136	$3,001	$2,075	$15,571	$2,051	$988
Roger B.Vincent	$2,715	$2,814	$2,228	$3,130	$2,164	$16,233	$2,135	$1,031

Name of Trustee	Aggregate Compensation From Portfolio
	Voya Liquid Assets	VY Marsico Growth	VY MFS Total Return	VY MFS Utilities	VY Morgan Stanley Global Franchise	Voya Multi- Manager Large Cap Core	VY T. Rowe Price Capital Appreciation	VY T. Rowe Price Equity Income
Colleen D. Baldwin(3)	$3,788	$1,707	$2,799	$1,992	$1,525	$780	$15,200	$4,975
John V. Boyer(3)	$3,823	$1,722	$2,824	$2,009	$1,538	$810	$15,335	$5,020
Patricia W. Chadwick	$3,816	$1,719	$2,819	$2,006	$1,535	$810	$15,308	$5,011
Albert E. DePrince, Jr.	$2,040	$944	$1,517	$1,086	$834	$638	$8,522	$2,734
Peter S. Drotch	$3,209	$1,442	$2,372	$1,687	$1,291	$656	$12,821	$4,210
J. Michael Earley	$3,728	$1,679	$2,754	$1,960	$1,500	$788	$14,951	$4,896
Martin J. Gavin(3)(4)	$987	$455	$749	$536	$412	$283	$4,087	$1,337
Russell H. Jones(3)	$2,040	$944	$1,517	$1,086	$834	$638	$8,522	$2,734
Patrick W. Kenny(3)	$3,775	$1,701	$2,789	$1,985	$1,519	$799	$15,148	$4,958
Shaun P. Mathews (7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$2,040	$944	$1,517	$1,086	$834	$638	$8,522	$2,734
Sheryl K. Pressler	$4,241	$1,910	$3,134	$2,230	$1,706	$895	$17,010	$5,569
Roger B.Vincent	$4,423	$1,992	$3,268	$2,326	$1,780	$932	$17,740	$5,809

	Aggregate Compensation From Portfolio				Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Trustees
Name of Trustee	VY T. Rowe Price International Stock	VY Templeton Global Growth	VY Total Return Bond(2)	Voya U.S. Stock Index
Colleen D. Baldwin(3)	$733	$1,809	$10,370	$14,393	N/A	N/A	$312,500(5)
John V. Boyer(3)	$739	$1,825	$10,459	$14,514	N/A	N/A	$317,500(5)
Patricia W. Chadwick	$738	$1,822	$10,439	$14,486	N/A	N/A	$317,500(5)
Albert E. DePrince, Jr.	$394	$1,002	$5,279	$7,617	N/A	N/A	$261,231(6)
Peter S. Drotch	$620	$1,526	$8,846	$12,239	N/A	N/A	$265,000(5)
J. Michael Earley	$721	$1,779	$10,206	$14,159	N/A	N/A	$310,000(5)
Martin J. Gavin(3)(4)	$190	$477	$2,718	$3,902	N/A	N/A	$144,443(6)
Russell H. Jones(3)	$394	$1,002	$5,279	$7,617	N/A	N/A	$247,578(6)
Patrick W. Kenny(3)	$730	$1,803	$10,332	$14,340	N/A	N/A	$312,500(5)
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$394	$1,002	$5,279	$7,617	N/A	N/A	$257,330(6)
Sheryl K. Pressler	$820	$2,024	$11,613	$16,113	N/A	N/A	$352,500(5)
Roger B.Vincent	$856	$2,111	$12,116	$16,811	N/A	N/A	$367,500(5)

(1)	Voya Bond Portfolio merged into Voya Intermediate Bond Portfolio on March 14, 2014.
(2)	Voya Total Return Bond Portfolio merged into into Voya Intermediate Bond Portfolio on March 21, 2014.

(3)
Includes amounts deferred pursuant to a Deferred Compensation Plan.  During the fiscal year ended December 31, 2013, Ms. Baldwin and Messrs. Boyer, Gavin, Jones, Kenny and Obermeyer deferred $100,000, $20,000, $59,763, $35,000, $76,208, and $23,241, respectively, of their compensation from the Fund Complex.

(4)	Mr. Gavin resigned as a Trustee, effective September 12, 2013.
(5)
Represents compensation from:  (1) for the period of May 21, 2013 to December 31, 2013, 171 funds (total funds in the Fund Complex as of December 31, 2013) and:  (2) for the period of January 1, 2013 to May 20, 2013, 145 funds overseen by the Board member prior to consolidation.

(6)
Represents compensation from: (1) for the period of May 21, 2013 to May 31, 2013, 171 funds (total funds in the Fund Complex, as of December 31, 2013); and  (2) for the period of January 1, 2013 to May 20, 2013, 34 funds overseen by the Board member prior to consolidation.

(7)	Mr. Mathews is an “Interested person,” as defined in the 1940 Act, of the Trust because of his affiliation with any of the Voya funds, Voya Financial, Inc., or any of Voya Financial Inc’s affiliates.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may have a significant impact on any shareholder vote of a Portfolio.

Shares of each Portfolio are owned by insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts; by Qualified Plans; by investment advisers and their affiliates in connection with the creation or management of each Portfolio; and by certain other investment companies.

The following Separate Accounts and Qualified Plans may be deemed control persons of certain Portfolios:

ING Life Insurance and Annuity Company
ING USA Annuity and Life Insurance Company
ING National Trust

As of April 4, 2014, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Portfolio’s outstanding shares.

As of April 4, 2014, to the best knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding shares of any class of a Portfolio addressed herein, except as set forth below.  The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
VY BlackRock Health Sciences Opportunities	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	69.92%	0.36%
VY BlackRock Health Sciences Opportunities	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	30.08%	13.52%
VY BlackRock Health Sciences Opportunities	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	45.77%	1.66%
VY BlackRock Health Sciences Opportunities	ING National Trust One Orange Way Windsor, CT 06095	Class I	5.43%	0.36%
VY BlackRock Health Sciences Opportunities	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	44.97%	1.63%
VY BlackRock Health Sciences Opportunities	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	83.67%	80.50%
VY BlackRock Health Sciences Opportunities	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	13.87%	13.52%
VY BlackRock Inflation Protected Bond	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	99.62%	8.72%
VY BlackRock Inflation Protected Bond	Voya Solution 2015 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	10.52%	6.00%
VY BlackRock Inflation Protected Bond	Voya Retirement Conservative Portfolio ATTN Carneen Stokes	Class I	26.79%	15.30%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034
VY BlackRock Inflation Protected Bond	Voya Retirement Moderate Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	48.58%	27.73%
VY BlackRock Inflation Protected Bond	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	96.82%	33.18%
VY BlackRock Large Cap Growth	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	95.92%	5.23%
VY BlackRock Large Cap Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	9.23%	4.41%
VY BlackRock Large Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	89.38%	44.00%
VY BlackRock Large Cap Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	91.97%	43.23%
VY BlackRock Large Cap Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class S	5.20%	2.54%
VY BlackRock Large Cap Growth	ING National Trust One Orange Way Windsor, CT 06095	Class S2	90.29%	5.23%
VY BlackRock Large Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	9.70%	44.00%
VY Clarion Global Real Estate	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	99.87%	8.80%
VY Clarion Global Real Estate	Voya Global Perspectives Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	14.93%	6.52%
VY Clarion Global Real Estate	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	68.02%	30.07%
VY Clarion Global Real Estate	Massachusetts Mutual Life Insurance ATTN RS Fund Operations 1295 State Street #C105 Springfield, MA 01111-0001	Class S	11.17%	5.40%
VY Clarion Global Real Estate	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	73.71%	36.17%
VY Clarion Global Real Estate	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class S	7.03%	3.40%
VY Clarion Global Real Estate	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	94.67%	36.17%
VY Clarion Global Real Estate	Security Benefit Life Variable Annuity Account XIV	Class S2	5.33%	0.03%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	One Security Benefit Place Topeka, KS 66636-0001
VY Clarion Real Estate	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	73.13%	11.18%
VY Clarion Real Estate	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	26.59%	33.30%
VY Clarion Real Estate	Voya Solution 2015 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	10.70%	1.96%
VY Clarion Real Estate	Voya Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	20.89%	3.83%
VY Clarion Real Estate	Voya Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	18.58%	3.40%
VY Clarion Real Estate	Voya Solution 2045 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	13.06%	2.39%
VY Clarion Real Estate	ING National Trust One Orange Way Windsor, CT 06095	Class I	7.47%	11.18%
VY Clarion Real Estate	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	20.41%	33.30%
VY Clarion Real Estate	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	58.09%	41.76%
VY Clarion Real Estate	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	38.27%	33.30%
VY Clarion Real Estate	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	71.62%	41.76%
VY Clarion Real Estate	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	27.45%	33.30%
VY FMRSM Diversified Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	74.59%	11.35%
VY FMRSM Diversified Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	25.37%	24.60%
VY FMRSM Diversified Mid Cap	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	7.34%	0.91%
VY FMRSM Diversified Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	Class I	12.19%	11.35%
VY FMRSM Diversified Mid Cap	Reliastar Life Insurance Co	Class I	8.92%	1.59%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	One Orange Way Windsor, CT 06095-0001
VY FMRSM Diversified Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	55.44%	24.60%
VY FMRSM Diversified Mid Cap	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	15.56%	1.45%
VY FMRSM Diversified Mid Cap	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	73.04%	60.09%
VY FMRSM Diversified Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	22.47%	24.60%
VY FMRSM Diversified Mid Cap	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	45.29%	60.09%
VY FMRSM Diversified Mid Cap	ING National Trust One Orange Way Windsor, CT 06095	Class S2	49.56%	11.35%
VY FMRSM Diversified Mid Cap	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	5.15%	24.60%
VY Franklin Income	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	99.85%	6.53%
VY Franklin Income	VYFranklin Templeton Founding Strategy Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	96.12%	32.51%
VY Franklin Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	94.54%	56.44%
VY Franklin Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	100.00%	56.44%
VY Franklin Mutual Shares	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	98.98%	1.97%
VY Franklin Mutual Shares	VY Franklin Templeton Founding Strategy Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	100.00%	59.26%
VY Franklin Mutual Shares	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	96.47%	37.38%
Voya Global Resources	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	66.45%	66.47%
Voya Global Resources	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	31.53%	5.09%
Voya Global Resources	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	43.36%	2.81%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
Voya Global Resources	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	51.93%	1.93%
Voya Global Resources	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	68.44%	66.47%
Voya Global Resources	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	26.27%	20.81%
Voya Global Resources	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	98.52%	66.47%
Voya High Yield	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	76.94%	11.50%
Voya High Yield	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	22.96%	23.79%
Voya High Yield	ING National Trust One Orange Way Windsor, CT 06095	Class I	6.14%	11.50%
Voya High Yield	Voya Global Perspectives Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	33.72%	2.44%
Voya High Yield	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	60.14%	23.79%
Voya High Yield	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	77.23%	60.59%
Voya High Yield	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	19.79%	23.79%
Voya High Yield	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	99.58%	23.79%
VY Invesco Growth and Income	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	96.52%	3.43%
VY Invesco Growth and Income	ING National Trust One Orange Way Windsor, CT 06095	Class I	13.72%	3.43%
VY Invesco Growth and Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	82.31%	10.70%
VY Invesco Growth and Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	83.57%	79.60%
VY Invesco Growth and Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	8.59%	10.70%
VY Invesco Growth and Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	97.58%	79.60%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
VY JPMorgan Emerging Markets Equity	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	87.38%	6.06%
VY JPMorgan Emerging Markets Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	12.59%	12.45%
VY JPMorgan Emerging Markets Equity	Zurich American Life Insurance Co. Variable Annuity Separate Account Attn: Karen Porten, Administrative Office 2500 Westfield Drive Elgin, IL 60123	Class I	8.25%	0.87%
VY JPMorgan Emerging Markets Equity	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	10.26%	2.40%
VY JPMorgan Emerging Markets Equity	ING Life Insurance & Annuity CO Aces Separate Account B Valuations Processing Department One Orange Way B3N Windsor, CT 06095	Class I	36.82%	12.45%
VY JPMorgan Emerging Markets Equity	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	39.18%	4.16%
VY JPMorgan Emerging Markets Equity	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	86.48%	71.59%
VY JPMorgan Emerging Markets Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	9.19%	12.45%
VY JPMorgan Emerging Markets Equity	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	86.04%	71.59%
VY JPMorgan Emerging Markets Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	11.92%	12.45%
VY JPMorgan Small Cap Core Equity	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	73.99%	12.86%
VY JPMorgan Small Cap Core Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	26.01%	26.55%
VY JPMorgan Small Cap Core Equity	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	41.83%	7.57%
VY JPMorgan Small Cap Core Equity	ING National Trust One Orange Way Windsor, CT 06095	Class I	6.45%	12.86%
VY JPMorgan Small Cap Core Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	26.92%	26.55%
VY JPMorgan Small Cap Core Equity	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	23.79%	4.30%
VY JPMorgan Small Cap Core	ING USA Annuity & Life Insurance Company	Class S	67.44%	47.46%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
Equity	1475 Dunwoody Dr. West Chester, PA 19380-1478
VY JPMorgan Small Cap Core Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	27.65%	26.55%
VY JPMorgan Small Cap Core Equity	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	73.25%	47.46%
VY JPMorgan Small Cap Core Equity	ING National Trust One Orange Way Windsor, CT 06095	Class S2	11.14%	12.86%
VY JPMorgan Small Cap Core Equity	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	15.61%	26.55%
Voya Large Cap Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	85.41%	57.39%
Voya Large Cap Growth	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	6.05%	9.49%
Voya Large Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	6.41%	20.29%
Voya Large Cap Growth	Voya Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	5.13%	1.36%
Voya Large Cap Growth	Voya Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	5.31%	1.41%
Voya Large Cap Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	9.30%	2.48%
Voya Large Cap Growth	ING National Trust as Trustee for the ADP Total Source Retirement Savings Plan 30 Braintree Hill Office Court Braintree, MA 02184	Class I	12.91%	9.49%
Voya Large Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	36.15%	20.29%
Voya Large Cap Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	68.01%	57.39%
Voya Large Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	26.76%	20.29%
Voya Large Cap Growth	ING National Trust One Orange Way Windsor, CT 06095	Class S2	16.87%	9.49%
Voya Large Cap Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	81.29%	20.29%
Voya Large Cap Value	ING National Trust	Class ADV	95.39%	14.05%

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	One Orange Way Windsor, CT 06095
Voya Large Cap Value	ING National Trust as Trustee for the ADP Total Source Retirement Savings Plan 30 Braintree Hill Office Court Braintree, MA 02184	Class I	24.93%	14.05%
Voya Large Cap Value	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	61.92%	30.56%
Voya Large Cap Value	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	95.84%	48.47%
Voya Large Cap Value	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	98.88%	30.56%
Voya Limited Maturity Bond	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	99.10%	14.34%
Voya Limited Maturity Bond	Tomorrow’s Scholar 529 Plan FBO ING 529 Ultra Conservative Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	42.66%	45.59%
Voya Limited Maturity Bond	Tomorrow’s Scholar 529 Plan FBO ING 529 Conservative Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	24.12%	45.59%
Voya Limited Maturity Bond	Tomorrow’s Scholar 529 Plan FBO ING 529 Conservative Plus Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	15.10%	45.59%
Voya Limited Maturity Bond	Tomorrow’s Scholar 529 Plan FBO ING 529 Moderate Conservative Option c/o ING Investment Management, LLC Attn: Andrew Schlueter 7337 E. Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	10.51%	45.59%
Voya Limited Maturity Bond	Security Equity Life Insurance C/O Conning Asset Management ATTN Bonnie Harris B1-08 13045 Tesson Ferry Rd Saint Louis, MO 63128-3407	Class S	8.90%	3.56%
Voya Limited Maturity Bond	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class S	26.04%	10.42%
Voya Limited Maturity Bond	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	45.40%	18.17%
Voya Limited Maturity Bond	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class S	18.88%	7.56%
Voya Liquid Assets	Reliastar Life Insurance Co FBO SVUL I	Class I	49.86%	3.36%
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
Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001
Voya Liquid Assets	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	42.21%	5.96%
Voya Liquid Assets	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	92.37%	62.71%
Voya Liquid Assets	ING National Trust One Orange Way Windsor, CT 06095	Class S2	95.74%	25.54%
VY Marsico Growth	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	81.15%%	1.97%
VY Marsico Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	18.85%	6.39%
VY Marsico Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	16.01%	0.94%
VY Marsico Growth	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	59.48%	6.39%
VY Marsico Growth	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	24.28%	1.40%
VY Marsico Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	94.30%	87.76%
VY Marsico Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	99.53%	87.76%
VY MFS Total Return	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	89.12%	1.52%
VY MFS Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	10.88%	15.95%
VY MFS Total Return	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	7.41%	1.59%
VY MFS Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	83.77%	15.95%
VY MFS Total Return	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	6.72%	0.88%
VY MFS Total Return	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	91.75%	78.91%
VY MFS Total Return	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N	Class S	5.88%	15.95%
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
Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	Windsor, CT 06095
VY MFS Total Return	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	96.83%	78.91%
VY MFS Utilities	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	93.69%	7.97%
VY MFS Utilities	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	6.31%	12.56%
VY MFS Utilities	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	88.01%	1.19%
VY MFS Utilities	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class I	6.66%	74.11%
VY MFS Utilities	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	5.31%	12.56%
VY MFS Utilities	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	81.48%	74.11%
VY MFS Utilities	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	13.10%	12.56%
VY MFS Utilities	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	100.00%	12.56%
VY Morgan Stanely Global Franchise	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	99.58%	11.39%
VY Morgan Stanely Global Franchise	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	98.26%	87.30%
VY Morgan Stanely Global Franchise	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	100.00%	87.30%
Voya Multi-Manager Large Cap Core	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	100.00%	0.91%
Voya Multi-Manager Large Cap Core	Voya Solution 2015 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	9.77%	8.08%
Voya Multi-Manager Large Cap Core	Voya Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	27.66%	22.87%
Voya Multi-Manager Large Cap Core	Voya Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	24.71%	20.43%
Voya Multi-Manager Large Cap Core	Voya Solution 2045 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	19.89%	16.45%
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
Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
Voya Multi-Manager Large Cap Core	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	9.33%	7.96%
Voya Multi-Manager Large Cap Core	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	94.31%	15.93%
VY T. Rowe Price Capital Allocation	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	90.49%	12.34%
VY T. Rowe Price Capital Allocation	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	9.51%	24.84%
VY T. Rowe Price Capital Allocation	Voya Solution 2025 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	11.65%	2.23%
VY T. Rowe Price Capital Allocation	Voya Solution 2035 Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	10.37%	1.99%
VY T. Rowe Price Capital Allocation	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	6.31%	1.88%
VY T. Rowe Price Capital Allocation	ING National Trust One Orange Way Windsor, CT 06095	Class I	18.43%	12.34%
VY T. Rowe Price Capital Allocation	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	33.99%	24.84%
VY T. Rowe Price Capital Allocation	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	6.96%	1.34%
VY T. Rowe Price Capital Allocation	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	70.42%	52.25%
VY T. Rowe Price Capital Allocation	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	24.18%	24.84%
VY T. Rowe Price Capital Allocation	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	85.48%	52.25%
VY T. Rowe Price Capital Allocation	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	12.45%	24.84%
VY T. Rowe Price Equity Income	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	54.66%	14.12%
VY T. Rowe Price Equity Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	45.24%	29.83%
VY T. Rowe Price Equity Income	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way	Class I	13.09%	1.76%
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Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	Windsor, CT 06095-0001
VY T. Rowe Price Equity Income	ING National Trust One Orange Way Windsor, CT 06095	Class I	14.73%	14.12%
VY T. Rowe Price Equity Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	54.07%	29.83%
VY T. Rowe Price Equity Income	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	17.82%	2.33%
VY T. Rowe Price Equity Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	67.26%	51.04%
VY T. Rowe Price Equity Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	27.51%	29.83%
VY T. Rowe Price Equity Income	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S2	19.31%	51.04%
VY T. Rowe Price Equity Income	ING National Trust One Orange Way Windsor, CT 06095	Class S2	74.51%	14.12%
VY T. Rowe Price Equity Income	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	6.18%	29.83%
VY T. Rowe Price International Stock	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	99.05%	8.54%
VY T. Rowe Price International Stock	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	63.99%	14.30%
VY T. Rowe Price International Stock	ING National Trust One Orange Way Windsor, CT 06095	Class I	13.54%	8.54%
VY T. Rowe Price International Stock	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	21.25%	4.75%
VY T. Rowe Price International Stock	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	85.11%	61.46%
VY T. Rowe Price International Stock	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	11.72%	8.57%
VY Templeton Global Growth	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	Class ADV	100.00%	0.00%
VY Templeton Global Growth	VY Franklin Templeton Founding Strategy Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	99.74%	51.02%
VY Templeton Global Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	95.65%	46.76%
VY Templeton Global Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr.	Class S2	100.00%	46.76%
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
Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
	West Chester, PA 19380-1478
Voya U.S. Stock Index	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	8.44%	2.78%
Voya U.S. Stock Index	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class ADV	91.35%	16.55%
Voya U.S. Stock Index	Voya Retirement Moderate Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	8.88%	8.27%
Voya U.S. Stock Index	Voya Retirement Moderate Growth Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	19.35%	18.02%
Voya U.S. Stock Index	Voya Retirement Growth Portfolio ATTN Carneen Stokes 7337 East Doubletree Ranch Rd, Ste 100 Scottsdale, AZ 85258-2034	Class I	29.79%	27.75%
Voya U.S. Stock Index	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class I	11.67%	16.55%
Voya U.S. Stock Index	ING National Trust One Orange Way Windsor, CT 06095	Class S	54.07%	2.78%
Voya U.S. Stock Index	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S	45.93%	16.55%
Voya U.S. Stock Index	ING National Trust One Orange Way Windsor, CT 06095	Class S2	10.12%	2.78%
Voya U.S. Stock Index	ING Life Insurance & Annuity CO ATTN Valuation Unit One Orange Way B3N Windsor, CT 06095	Class S2	89.88%	16.55%
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CODE OF ETHICS

The Portfolios, the advisers, and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Trustees, officers of the Portfolios, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by a Portfolio or obtain information pertaining to such purchase or sale.  The Code of Ethics allows trades to be made in securities that may be held by a Portfolio. However, it prohibits a person from taking advantage of portfolio trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Administrator’s Compliance Department and to report all transactions on a regular basis.  The sub-advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel. Information about these Codes of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address:  publicinfo@sec.gov.

PROXY VOTING PROCEDURES

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The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ (except VY Franklin Mutual Shares Portfolio) portfolio securities.  The proxy voting procedures delegate to the advisers the authority to vote proxies relating to portfolio securities and provide a method for responding to potential conflicts of interest. In delegating voting authority to the advisers, the Board has also approved the advisers’ proxy voting procedures, which require the advisers to vote proxies in accordance with the Portfolios’ proxy voting procedures and guidelines.  An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolios’ proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolios, including the proxy voting procedures of the advisers, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through Voya’s website at www.voyainvestments.com or by accessing the SEC’s EDGAR database at http://www.sec.gov.

With regard to VY Franklin Mutual Shares Portfolio, the Board has delegated to the Portfolio’s sub-adviser, Franklin Mutual Advisers, LLC, the authority to vote proxies relating to the Portfolio’s portfolio securities and provide a method for responding to potential conflicts of interest.  A copy of Franklin Mutual Advisers, LLC’s proxy voting policies and procedures is attached hereto as Appendix C.
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ADVISERS
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The adviser for each of the Portfolios, except VY Clarion Global Real Estate Portfolio,is Directed Services LLC (“Adviser” or “DSL”). The adviser for VY Clarion Global Real Estate Portfolio is Voya Investments, LLC (formerly, ING Investments, LLC) (“Adviser” or “Voya Investments”). DSL and Voya Investments (collectively, “Advisers”) are registered with the SEC as investment advisers and each serves as an investment adviser to registered investment companies (or series thereof), as well as structured financial vehicles. Each Adviser, subject to the authority of the Board, has the overall responsibility for the management of their respective Portfolios’ portfolio subject to delegation of certain responsibilities to another investment adviser.  DSL is a Delaware limited liability company and Voya Investments is an Arizona limited liability company.  The Advisers are indirect, wholly-owned subsidiaries of Voya Financial, Inc. (Voya Financial)(formerly, ING U.S., Inc.) is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, Voya Financial is a majority-owned subsidiary of ING Groep. ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.  The principal executive offices of Voya Financial are located at 230 Park Avenue, New York, New York 10169 and the principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL, P.O. Box 810, 1000 AV Amsterdam, The Netherlands.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380 and Voya Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ, 85258.
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DSL

On December 31, 2006, an internal reorganization was undertaken in which Directed Services, Inc., a former adviser to certain Portfolios, was reorganized into a limited liability company and transferred so that it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, Directed Services, Inc.’s advisory contracts were assumed by DSL. DSL began providing investment management services in January 2007.

ING Investments
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On February 26, 2001, “ING Pilgrim Investments, Inc.” changed its name to “ING Pilgrim Investments, LLC.”  On March 1, 2002, the name was changed from “ING Pilgrim Investments, LLC,” to “ING Investments, LLC.”  On May 1, 2014, “ING Investments, LLC” changed its name to “Voya Investments, LLC.”
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One sub-adviser of the Trust, Voya Investment Management Co. LLC (“Voya IM”) is an affiliate of the Advisers through their common ownership by ING Groep.
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Each Adviser serves pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of the Portfolios (individually, “Investment Advisory Agreement” and collectively, “Investment Advisory Agreements”). The Advisers have overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Trust and its Portfolios other than the investment advisory services performed by the Sub-Advisers.  These services include, among other things to: (i) coordinate for all Portfolios, at the Advisers’ expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Sub-Advisers, custodian, dividend disbursing agent, portfolio accounting agent (including pricing and valuation of the Portfolios’ portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) provide the Trust and the Portfolios, at the Advisers’ expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintain or supervise the maintenance by third parties selected by the Advisers of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) prepare or supervise the preparation by third parties selected by the Advisers of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) prepare and file, and arrange for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) prepare and arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolios; (vii) take such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) provide the Trust at the Advisers’ expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Investment Advisory Agreements.  Other responsibilities of the Advisers are described in the Prospectuses.

The Advisers shall make their officers and employees available to the Board and Officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolios.

Pursuant to the Investment Advisory Agreements, the Advisers are authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio’s assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no sub-adviser is engaged to manage the assets of such Portfolio.

After an initial term of two (2) years, the Investment Advisory Agreements continue in effect  from year to year  with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the vote of a majority vote of the Trustees; or (ii) the vote of a “majority” (as defined in the 1940 Act) of a Portfolio’s  outstanding voting shares  voting as a single class and provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as that term is defined in the 1940 Act) of the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreements may be terminated as to a particular Portfolio without penalty by: (i) the Trust (ii) a majority vote of the Trustees, (iii) the vote of a majority of the outstanding voting shares of that Portfolio on sixty (60) days’ prior written notice to the Adviser, or (iv) by the Adviser on sixty (60) days’ prior written notice to the Trust. The Investment Advisory Agreements will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
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In addition, DSL has entered into an Amended and Restated Administrative Services Sub-Contract (“Sub-Contract”) with one of its affiliates, Voya Funds Services, LLC (“Administrator”), effective January 2, 2003 as amended and restated, for all of the Portfolios except VY BlackRock Inflation Protected Bond Portfolio, VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio, VY Franklin Income Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, VY MFS Utilities Portfolio, and VY T. Rowe Price International Stock Portfolio.  The Administrator is located at 7337 East Doubletree Ranch Road, Suite 100,
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
Scottsdale, Arizona 85258.  Under the Sub-Contract, the Administrator assumes responsibility for providing non-advisory services required of DSL under the Investment Advisory Agreements to the Trust on DSL’s behalf.  Under the Sub-Contract, the Administrator is compensated by DSL a portion of the unified fee for the services performed by the Administrator under the Sub-Contract. The Trust has entered into an administration agreement with the Administrator directly on behalf of VY BlackRock Inflation Protected Bond Portfolio, VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio, VY Franklin Income Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, VY MFS Utilities Portfolio, and VY T. Rowe Price International Stock Portfolio (“Administration Agreement”).  Please see the “Administration” section of this SAI for an explanation of the Administrator’s responsibilities regarding those Portfolios.
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The Trust currently offers the shares of its operating Portfolios to, among others, separate accounts of ING USA Annuity and Life Insurance Company (“ING USA”) to serve as investment options for Variable Contracts issued by ING USA.  DSL is the principal underwriter and distributor of the Variable Contracts issued by ING USA.  Prior to January 1, 2004, ING USA was known as Golden American Life Insurance Company (“Golden American”) and on January 1, 2004, Golden American merged with Equitable Life Insurance Company of Iowa, United Life Insurance & Annuity Company, and USG Annuity & Life Company to form ING USA.  Golden American was a stock life insurance company organized under the laws of the State of Delaware.  Prior to December 30, 1993, Golden American was a Minnesota corporation. Golden American was a wholly-owned subsidiary of Equitable of Iowa.  The Trust may in the future offer shares of the Portfolios to separate accounts of other affiliated insurance companies.

Prior to October 24, 1997, DSL served as an adviser to the Trust pursuant to an advisory agreement dated August 13, 1996, and prior to August 13, 1996, DSL served as an adviser to the Trust pursuant to an advisory agreement dated October 1, 1993.
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Prior to February 25, 2004, Voya Investments served as an adviser to the Trust pursuant to an advisory agreement dated August 21, 2003.
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Approval of Advisory Agreements
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For information regarding the basis for the Board’s January 2013 approval of the investment advisory relationships for each Portfolio related to the IPO, please refer to the Portfolios’ semi-annual shareholder reports dated June 30, 2013.
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ING Groep Restructuring
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial conducted an initial public offering of Voya Financial common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial below 50%.  Voya Financial did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial may take place by means of a sale to a single buyer or group of buyers.
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It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Advisers and Sub-Advisers provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Advisers or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of Voya Financial.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial and its subsidiaries, including the Advisers and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Advisers’ loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial and ING Groep, and could adversely affect Voya Financial and the Advisers and their affiliates. Currently, the Advisers and their affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.
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Advisory Fees

Each Adviser bears the expense of providing its services and pays the fees of the sub-advisers. As compensation for their services under the Investment Advisory Agreements, each Portfolio in the table below pays its respective Adviser, expressed as an annual rate, a monthly “unified” fee. This fee is paid monthly, expressed as an annual rate and in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:
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Portfolio	Annual Advisory Fee
VY BlackRock Health Sciences Opportunities	0.750% on the first $500 million of the Portfolio’s average daily net assets; and 0.700% of the Portfolio’s average daily net assets in excess of $500 million.
VY BlackRock Large Cap Growth
0.800% on the first $500 million  of the Portfolio’s average daily net assets;
0.750% on next $250 million of the Portfolio’s average daily net assets;
0.700% on next $500 million of the Portfolio’s average daily net assets;
0.650% on next $750 million of the Portfolio’s average daily net assets; and
0.600% of the Portfolio’s average daily net assets in excess of $2 billion.

VY FMRSM Diversified Mid Cap
0.650% on the first $800 million of the Portfolio’s average daily net assets;
0.600% on the next $700 million of the Portfolio’s average daily net assets; and
0.580% of the Portfolio’s average daily net assets in excess of $1.5 billion.

VY Franklin Mutual Shares
0.780% on first $4 billion of the Portfolio’s average daily net assets;
0.750% on next $1 billion of the Portfolio’s average daily net assets;
0.730% on next $1 billion of the Portfolio’s average daily net assets;
0.710% on next $1 billion of the Portfolio’s average daily net assets; and
0.690% of the Portfolio’s daily net assets in excess of $7 billion.

Voya Global Resources (1) VY Invesco Growth and Income (1)	0.750% on the first $750 million of the combined average daily net assets; 0.700% on the next $1.25 billion of the combined average daily net assets;
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Portfolio	Annual Advisory Fee
VY T. Rowe Price Capital Appreciation (1) VY T. Rowe Price Equity Income(1) (2)	0.650% on the next $1.5 billion of the combined average daily net assets; and 0.600% of the Portfolios’ combined average daily net assets in excess of $3.5 billion.
Voya High Yield(3)
0.49% on the first $1 billion of the Portfolio’s average daily net assets;
0.48% on the next $1 billion of the Portfolio’s average daily net assets; and
0.47% of the Portfolio’s average daily net assets in excess of $2 billion.

VY JPMorgan Emerging Markets Equity	1.250% of the Portfolio’s average daily net assets.
VY JPMorgan Small Cap Core Equity
0.900% on the first $200 million of the Portfolio’s average daily net assets;
0.850% on the next $300 million of the Portfolio’s average daily net assets;
0.800% on the next $250 million of the Portfolio’s average daily net assets; and
0.750% of the Portfolio’s average daily net assets in excess of $750 million.

Voya Limited Maturity Bond Voya Liquid Assets
0.350% on the first $200 million of the Portfolios’ combined average daily net assets;
0.300% on the next $300 million of the Portfolios’ combined average daily net assets; and
0.250% of the Portfolios’ combined average daily net assets in excess of $500 million.

VY Marsico Growth
0.850% on the first $250 million of the Portfolio’s average daily net assets of the Portfolios;
0.800% on the next $400 million of the Portfolio’s average daily net assets of the Portfolios;
0.750% on the next $450 million of the Portfolio’s average daily net assets of the Portfolios; and
0.700% of the Portfolio’s average daily net assets in excess of $1.1 billion.

VY MFS Total Return
0.750% on the first $250 million of the Portfolio’s average daily net assets;
0.700% on the next $400 million of the Portfolio’s average daily net assets;
0.650% on the next $450 million of the Portfolio’s average daily net assets; and
0.600% of the Portfolio’s average daily net assets in excess of $1.1 billion.

VY Morgan Stanley Global Franchise
1.000% on the first $250 million of the Portfolio’s average daily net assets;
0.900% on the next $250 million of the Portfolio’s average daily net assets; and
0.750% of the Portfolio’s average daily net assets in excess of $500 million.

Voya Multi-Manager Large Cap Core(4)
0.725% on the first $500 million of the Portfolio’s average daily net assets;
0.675% on the next $500 million of the Portfolio’s average daily net assets; and
0.625% of the Portfolio’s average daily net assets in excess of $1 billion.

VY Templeton Global Growth
0.960% on the first $250 million of the Portfolio’s average daily net assets;
0.860% on the next $250 million of the Portfolio’s average daily net assets; and
0.760% of the Portfolio’s average daily net assets in excess of $500 million.

Voya U.S. Stock Index	0.260% of the Portfolio’s average daily net assets.

(1)
Assets of VY Clarion Real Estate Portfolio, Voya Global Resources Portfolio, VY Invesco Growth and Income Portfolio, VY T. Rowe Price Capital Appreciation Portfolio, and VY T. Rowe Price Equity Income Portfolio will be aggregated in calculating the advisory fee at the above stated rate.

(2)
Pursuant to a waiver agreement, the Adviser has agreed to lower the advisory fee for VY T. Rowe Price Equity Income Portfolio so that advisory fees payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2014 through May 1, 2015. The waiver will be for the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee reductions with respect to that Portfolio and to VY T. Rowe Price Growth Equity Portfolio (a series of Voya Partners, Inc.) pro rata based on each Portfolio’s contribution to the amount saved for the period from May 1, 2014 through May 1, 2015. There is no guarantee that this waiver will continue after May 1, 2015. The agreement will renew if the Adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Portfolio’s board.

(3)
Pursuant to a waiver agreement, the Adviser has agreed to lower the advisory fee for Voya High Yield Portfolio so that the advisory fee payable to the Adviser will be waived in an amount equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction for the period from the close of business on February 4, 2014 through May 1, 2016. There is no guarantee that the waiver will continue after May 1, 2016. This agreement will renew if the Adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Portfolio’s board.

(4)
Pursuant to a waiver agreement, the Adviser has agreed to lower the advisory fee for Voya Multi-Manager Large Cap Core Portfolio so that the advisory fees payable to the Adivser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reduction for the period from May 1, 2014 through May 1, 2015. There is no guarantee that this waiver will continue after May 1, 2015. The agreement will renew if the Adviser elects to renew it. Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Portfolio’s board.

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For each Portfolio in the table below, the Adviser bears the expenses of providing its services, and pays the fees of the Sub-Adviser. For its services, each Portfolio pays the Adviser, expressed as an annual rate and in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

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Portfolio	Annual Advisory Fee
VY BlackRock Inflation Protected Bond(1)
0.450% on first $200 million of the Portfolio’s average daily net assets;
0.400% on next $800 million of the Portfolio’s average daily net assets; and
0.300% of the Portfolio’s average daily net assets in excess of $1 billion.

VY Clarion Global Real Estate (2)
0.80% on the first $250 million of the Portfolio’s average daily net assets;
0.775% on the next $250 million of the Portfolio’s average daily net assets; and
0.70% of the Portfolio’s average daily net assets in excess of $500 million.

VY Clarion Real Estate (2)
0.75% on the first $200 million of the Portfolio’s average daily net assets;
0.70% on the next $550 million of the Portfolio’s average daily net assets; and
0.65% of the Portfolio’s average daily net assets in excess of $750 million.

VY Franklin Income	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million.
Voya Large Cap Growth	0.55% of all assets.
Voya Large Cap Value (2)	0.65% on the first $500 million of the Portfolio’s average daily net assets; and 0.60% of the Portfolio’s average daily net assets in excess of $500 million.
VY MFS Utilities
0.600% on the first $1 billion of the Portfolio’s average daily net assets;
0.550% on the next $500 million of the Portfolio’s average daily net assets;
0.500% on the next $1 billion of the Portfolio’s average daily net assets;
0.470% on the next $1 billion of the Portfolio’s average daily net assets;
0.450% on the next $1 billion of the Portfolio’s average daily net assets;
0.440% on the next $1 billion of the Portfolio’s average daily net assets; and
0.430% of the Portfolio’s average daily net assets in excess of $5.5 billion.

VY T. Rowe Price International Stock	0.540% on the first $4 billion of the Portfolio’s average daily net assets; and 0.530% of the Portfolio’s average daily net assets in excess of $4 billion.

(1)
The Adviser is contractually obligated to waive 0.04% of the advisory fee through May 1, 2015.  There is no guarantee that the management fee waiver will continue after May 1, 2015.  Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.

(2)
Pursuant to separate waiver agreements, each Adviser has agreed to lower the advisory fee for VY Clarion Global Real Estate Portfolio, VY Clarion Real Estate Portfolio, and Voya Large Cap Value Portfolio so that advisory fees payable to an Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of the sub-advisory fee reductions for the period from May 1, 2014 through May 1, 2015 for VY Clarion Global Real Estate Portfolio and VY Clarion Real Estate Portfolio, and for the period from May 1, 2014 through May 1, 2016 for Voya Large Cap Value Portfolio. There is no guarantee that these waivers will continue after these dates.  These agreements will renew if the Advisers elect to renew them. Notwithstanding the foregoing, termination or modification of these agreement requires approval by the Portfolios’ board.

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Expense Limitation Agreements
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The Advisers and the Distributor, in the case of VY BlackRock Large Cap Growth Portfolio, have entered into expense limitation agreements with the Portfolios listed below (“Expense Limitation Agreements”) pursuant to which the Advisers or the Distributor have agreed to waive or limit their fees.  In connection with the Expense Limitation Agreements and certain U.S. tax requirements, the Advisers or the Distributor will assume other expenses so that the total annual ordinary operating expenses of these Portfolios (which excludes interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs, extraordinary exp enses such as litigation, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolios’ Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisers or the Distributor do not exceed the limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Advisers or the Distributor within 36 months of the waiver or reibmursement.

Portfolio	Class ADV	Class I	Class S	Class S2
VY BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%	N/A
VY BlackRock Large Cap Growth	N/A	N/A	1.04%	N/A
VY Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
VY Clarion Real Estate	1.35%	0.75%	1.00%	1.15%
VY Franklin Income	1.39%	0.79%	1.04%	1.19%
Voya Large Cap Growth	1.20%	0.60%	0.85%	1.00%
Voya Large Cap Value(1)	1.29%	0.69%	0.94%	1.09%
VY MFS Utilities	1.45%	0.85%	1.10%	1.25%
VY T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A
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(1)
Pursuant to a side agreement, the Adviser is contractually obligated to further limit expenses to 1.25%, 0.65%, 0.90% and 1.05% through May 1, 2016. There is no guarantee that this obligation will continue after May 1, 2016. This side agreement will renew if the Adviser elects to renew it. If, after May 1, 2016, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. Notwithstanding the foregoing, termination or modification of this side agreement requires approval by the Portfolio’s board. Any fees waived pursuant to the side agreement are not subject to recoupment by the Adviser.

Each Portfolio set forth above (except VY BlackRock Large Cap Growth Portfolio) may at a later date reimburse its respective Adviser for management fees waived and other expenses assumed by the Adviser, and VY BlackRock Large Cap Growth Portfolio may at a later date reimburse the Distributor for distribution fees waived during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratios do not exceed the percentage described above.  An Adviser or the Distributor will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The Expense Limitation Agreements provide that the expense limitations shall continue through at least May 1, 2015, with the exception of Voya Large Cap Growth Portfolio and VY MFS Utilities Portfolio, for which the expense limitations shall continue through at least May 15, 2015, and Voya Large Cap Value Portfolio, for which the expense limitations continue through at least May 1, 2016. The Expense Limitation Agreements are contractual and, after an initial term, shall renew automatically for one-year terms unless: (i) the Advisers or the Distributor provide 90 days written notice of its termination and such termination is approved by a Portfolio’s board; or (ii) termination of the applicable Investment Advisory Agreement.

In addition, the Adviser and the Distributor are contractually obligated to waive a portion of their advisory fees and distributor and/or shareholder services fees, as applicable, and to reimburse certain expenses of Voya Liquid Assets Portfolio in maintaining a net yield of not less than zero through May 1, 2015. Including this waiver, Total Annual Portfolio Expenses after waivers and reimbursements would have been 0.22% for Class I shares, 0.23% for Class S shares, and 0.23% for Class S2 shares for the year ended December 31, 2013. There is no guarantee that Voya Liquid Assets Portfolio will maintain such a yield. Any fees waived or expenses reimbursed may be subject to possible recoupment by the Adviser or the Distributor, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. There is no guarantee that this obligation will continue after May 1, 2015. This obligation will continue if the Adviser and the Distributor elect to renew it. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s board.

Pursuant to a side agreement effective January 1, 2014, the Adviser has agreed to the following expense limits for VY Franklin Mutual Shares Portfolio through May 1, 2015:

Portfolio	Adviser Class	Initial Class	Service Class
VY Franklin Mutual Shares	1.37%	0.77%	1.02%

Any fees waived pursuant to the side agreement expense limits shall not be eligible for recoupment.  This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses.  There is no guarantee that this side agreement will continue after May 1, 2015.  This side agreement will renew if the Adviser elects to renew it.  Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Portfolio’s Board.
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Total Advisory Fees Paid

The following table sets forth the total amounts the Portfolios paid to the relevant Advisers for the last three fiscal years ended December 31:
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Portfolio	2013	2012	2011
VY BlackRock Health Sciences Opportunities	$2,481,842	$1,690,915	$1,576,649
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Portfolio	2013	2012	2011
VY BlackRock Inflation Protected Bond	$4,127,684	$4,425,582	$3,438,764
VY BlackRock Large Cap Growth	$2,843,645	$2,795,605	$2,821,189
VY Clarion Global Real Estate	$2,468,913	$2,521,742	$3,219,306
VY Clarion Real Estate	$4,839,989	$4,609,764	$3,820,475
VY FMRSM Diversified Mid Cap	$7,310,034	$7,130,815	$8,072,984
VY Franklin Income	$5,592,927	$5,119,075	$5,148,921
VY Franklin Mutual Shares	$3,920,821	$3,551,445	$3,775,591
Voya Global Resources	$4,621,767	$5,319,850	$6,548,026
Voya High Yield	$4,680,574	$4,493,523	$4,340,266
VY Invesco Growth and Income	$3,900,221	$3,576,980	$3,795,103
VY JPMorgan Emerging Markets Equity	$10,253,653	$11,071,154	$12,820,132
VY JPMorgan Small Cap Core Equity	$5,229,519	$3,884,063	$3,506,783
Voya Large Cap Growth	$24,941,929	$12,565,251	$4,933,426
Voya Large Cap Value	$4,030,363	$2,251,356	$1,890,472
Voya Limited Maturity Bond	$751,297	$919,164	$635,133
Voya Liquid Assets	$3,191,711	$3,422,416	$3,916,569
VY Marsico Growth	$4,471,260	$5,164,375	$6,070,551
VY MFS Total Return	$6,197,427	$6,153,055	$6,625,378
VY MFS Utilities	$3,764,067	$3,530,065	$3,330,664
VY Morgan Stanley Global Franchise	$4,614,415	$4,269,247	$3,934,029
Voya Multi-Manager Large Cap Core	$2,197,592	$593,001	$653,857
VY T. Rowe Price Capital Appreciation	$31,115,228	$26,665,304	$25,533,876
VY T. Rowe Price Equity Income	$10,103,684	$9,410,711	$9,618,198
VY T. Rowe Price International Stock	$1,241,162	$1,249,292	$1,360,818
VY Templeton Global Growth	$5,142,912	$4,641,155	$5,058,060
Voya U.S. Stock Index	$11,684,875	$11,089,748	$9,552,655
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SUB-ADVISERS

The Investment Advisory Agreements provide that the Advisers, with the approval of the Board, may select and employ an investment adviser to serve as sub-adviser for a Portfolio, shall monitor the sub-adviser’s investment programs and results, and shall coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. The Advisers have engaged the services of Sub-Advisers to provide sub-advisory services to the Portfolios. The Trust, the respective Adviser, and each Sub-Adviser have entered into Sub-Advisory Agreements, which were approved by the Trustees and by shareholders of the Portfolios.

The following table sets forth the sub-adviser for each Portfolio:
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Portfolio	Sub-Adviser
VY BlackRock Health Sciences Opportunities	BlackRock Advisors, LLC (“BlackRock Advisors”)
VY BlackRock Inflation Protected Bond	BlackRock Financial Management Inc. (“BlackRock Financial Management”)
VY BlackRock Large Cap Growth	BlackRock Investment Management, LLC (“BlackRock Investment Management”)
VY Clarion Global Real Estate	CBRE Clarion Securities LLC (“CBRE Clarion”)
VY Clarion Real Estate	CBRE Clarion
VY FMRSM Diversified Mid Cap	Fidelity Management & Research Company (“FMR”)
VY Franklin Income	Franklin Advisers, Inc. (“Franklin Advisers”)
VY Franklin Mutual Shares	Franklin Mutual Advisers, LLC (“Franklin Mutual”)
Voya Global Resources	Voya IM
Voya High Yield	Voya IM
VY Invesco Growth and Income	Invesco Advisers, Inc. (“Invesco”)
VY JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc. (“JPMorgan”)
VY JPMorgan Small Cap Core Equity	JPMorgan
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Portfolio	Sub-Adviser
Voya Large Cap Growth	Voya IM
Voya Large Cap Value	Voya IM
Voya Limited Maturity Bond	Voya IM
Voya Liquid Assets	Voya IM
VY Marsico Growth	Marsico Capital Management, LLC (“Marsico”)
VY MFS Total Return	Massachusetts Financial Services Company (“MFS”)
VY MFS Utilities	MFS
VY Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc. (“MSIM”)
Voya Multi-Manager Large Cap Core	Columbia Management Investment Advisers, LLC (“CMIA”) and The London Company of Virginia, LLC d/b/a The London Company (“TLC”)
VY T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc. (“T Rowe Price”)
VY T. Rowe Price Equity Income	T. Rowe Price
VY T. Rowe Price International Stock	T. Rowe Price
VY Templeton Global Growth	Templeton Global Advisors Limited (“Templeton”)
Voya U.S. Stock Index	Voya IM
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Each sub-adviser is hereinafter referred to as “Sub-Adviser” and collectively, as “Sub-Advisers.”

Each Adviser has entered into a sub-advisory agreement with a Sub-Adviser (“Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, the Sub-Adviser supervises the investment and reinvestment of cash and securities comprising the assets of the relevant Portfolio.  Each Sub-Advisory Agreement also directs the Sub-Adviser to: (i) determine the securities to be purchased or sold by a Portfolio; and (ii) take any actions necessary to carry out its investment sub-advisory responsibilities.  Each Sub-Adviser pays the salaries, employment benefits, and other related costs of personnel engaged in providing investment advice including office space, facilities, and equipment.
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The Sub-Adviser of VY Morgan Stanley Global Franchise Portfolio (“MSIM”), has entered into sub-advisory agreements with two affiliated entities, Morgan Stanley Investment Management Limited (“MSIML”) and Morgan Stanley Investment Management Company (“MSIMCo”), so that MSIM may utilize MSIML’s and MSIMCo’s services as well as delegate some of its portfolio management responsibilities for the Portfolio to MSIML and MSIMCo.

The Sub-Adviser of VY FMRSM Diversified Mid Cap Portfolio, FMR, has entered into a sub-sub-advisory agreement with an affiliated entity, FMR Co., Inc. (“FMRC”), so that FMR may utilize FMRC’s services as well as delegate the day-to-day investment management responsibilities for the Portfolio to FMRC.

The Sub-Adviser of VY T. Rowe Price International Stock Portfolio has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd (“TRPI Ltd”), an affiliated investment adviser located at 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.
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Each Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to a Sub-Adviser, and executive salaries and expenses of the Directors and officers of the Trust who are employees of the Adviser or its affiliates. Each Sub-Adviser pays all of its expenses arising from the performance of its obligations under a Sub-Advisory Agreement.

After an initial term of two (2) years, each Sub-Advisory Agreement continues in effect  from year-to-year so long as such continuance is specifically approved at least annually by: (i) a majority vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, (ii) the Adviser or any Sub-Adviser; or (iii) the vote of a “majority (as defined in the 1940 Act) of a Portfolio’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of an Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

Each Sub-Advisory Agreement may be terminated as to a particular Portfolio without payment of penalty at any time by: (i) the Trustees; (ii) a majority vote of the outstanding voting securities of the respective Portfolio; (iii)

the relevant Adviser; or (iv) the relevant Sub-Adviser with not less than sixty (60) days’ written notice by the Trustees, the majority vote of the outstanding securities of the Portfolio, the Adviser, or the Sub-Adviser.  Each Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with an Adviser.

Approval of Sub-Advisory Agreements
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For information regarding the basis for the Board’s January 2013 approval of the investment sub-advisory relationships for each Portfolio related to the IPO, and for information regarding the basis for the Board’s March 2013 approval of the new investment sub-advisory relationships for Voya Multi-Manager Large Cap Core Portfolio, please refer to the Portfolios’ semi-annual shareholder reports dated June 30, 2013. For information regarding the basis for the Board’s October 2013 approval of the new investment sub-advisory relationship for Voya High Yield Portfolio, please refer to the Portfolio’s annual shareholder report dated December 31, 2013.
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Sub-Advisory Fees

As compensation to the Sub-Advisers for their services under each Sub-Advisory Agreement, the applicable Adviser pay each applicable Sub-Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following percentage of the relevant Portfolio’s average daily net assets managed during the month.
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Sub-Adviser	Portfolio	Sub-Advisory Fee
BlackRock Advisors	VY BlackRock Health Sciences Opportunities
0.500% on first $200 million of the Portfolio’s average daily net assets;
0.425% on next $300 million of the Portfolio’s average net assets; and
0.400% of the Portfolio’s average daily net assets in excess of $500 million.

BlackRock Financial Management	VY BlackRock Inflation Protected Bond
0.15% on the first $100 million of the Portfolio’s average daily net assets;
0.08% on the next $400 million of the Portfolio’s average daily net assets; and
0.05% of the Portfolio’s average daily net assets in excess of $500 million.

BlackRock Investment Management	VY BlackRock Large Cap Growth
0.375% on the first $250 million of the Portfolio’s average daily net assets;
0.350% on the next $250 million of the Portfolio’s average daily net assets; and
0.325% of the Portfolio’s average daily net assets in excess of $500 million.

CBRE Clarion	VY Clarion Global Real Estate VY Clarion Real Estate
0.400% on the first $200 million of the Portfolios’ combined average daily net assets;
0.350% on the next $550 million of the Portfolios’ combined average daily net assets; and
0.320% of the Portfolios’ combined average daily net assets in excess of $750 million.

CMIA(1) TLC	VY Multi-Manager Large Cap Core
0.320% on the first $100 million of the Portfolio’s average daily net assets managed by CMIA;
0.280% on the next $150 million of the Portfolio’s average daily net assets managed by CMIA;
0.250% on the next $250 million of the Portfolio’s average daily net assets managed by CMIA; and
0.220% on all assets managed by CMIA in excess of $500  million.
0.30% on all of the Portfolio’s average daily net assets managed by TLC.

FMR(2)	VY FMRSM Diversified Mid Cap	0.40% on the first $250 million of the Portfolio’s average daily net assets; and 0.35% of the Portfolio’s average daily net assets in excess of $250 million.
Franklin Advisers	VY Franklin Income	0.625% on the first $50 million of the Portfolio’s average daily net assets;
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Sub-Adviser	Portfolio	Sub-Advisory Fee

For purposes of computing the sub-advisory fee, assets are aggregated with the assets of VY Templeton Global Growth Portfolio (a series of Voya Investors Trust), and VY Templeton Foreign Equity Portfolio (a series of Voya Partners, Inc.)

0.465% on the next $150 million of the Portfolio’s average daily net assets;
0.375% on the next $300 million of the Portfolio’s average daily net assets;
0.350% on the next $300 million of the Portfolio’s average daily net assets; and
0.300% of the Portfolio’s average daily net assets in excess of $800 million.

Franklin Mutual Advisers	VY Franklin Mutual Shares	0.51% of the Portfolio’s average daily net assets.
Voya IM	Voya Global Resources	0.4000% of the Portfolio’s average daily net assets.
Voya High Yield
0.22% on the first $1 billion of the Portfolio’s average daily net assets;
0.216% on the next $1 billion of the Portfolio’s average daily net assets;
and 0.212% of the Portfolio’s average daily net assets in excess of $2 billion.

	Voya Large Cap Growth	0.2475% of the Portfolio’s average daily net assets.
	Voya Large Cap Value	0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.27% of the Portfolio’s average daily net assets in excess of $500 million.
Voya Limited Maturity Bond Voya Liquid Assets
0.1575% on the first $200 million of the Portfolios’ combined average daily net assets;
0.1350% on the next $300 million of the Portfolios’ combined average daily net assets; and
0.1125% of the Portfolios’ combined average daily net assets in excess of $500 million.

	Voya U.S. Stock Index	0.1170% of the Portfolio’s average daily net assets.
Invesco	VY Invesco Growth and Income
0.50% on the first $100 million of the Portfolio’s average daily net assets;
0.40% on the next $100 million of the Portfolio’s average daily net assets;
0.30% on the next $100 million of the Portfolio’s average daily net assets;
0.25% on the next $700 million of the Portfolio’s average daily net assets; and
0.20% of the Portfolio’s average daily net assets in excess of $1 billion.

JPMorgan	VY JPMorgan Emerging Markets Equity
0.60% on the first $75 million of the Portfolio’s average daily net assets;
0.50% on the next $75 million of the Portfolio’s average daily net assets;
0.40% on the next $350 million of the Portfolio’s average daily net assets; and
0.35% of the Portfolio’s average daily net assets in excess of $500 million.

VY JPMorgan Small Cap Core Equity
0.55% on the first $200 million of the Portfolio’s average daily net assets;
0.50% on the next $300 million of the Portfolio’s average daily net assets; and
0.45% of the Portfolio’s average daily net assets in excess of $500 million.

Marsico	VY Marsico Growth
0.45% on the first $500 million of the Portfolios’ combined average daily net assets;
0.40% on the next $1 billion of the Portfolios’ average daily net assets; and
0.35% of the Portfolio’s average daily net assets in excess of $1.5 billion.

MFS	VY MFS Total Return VY MFS Utilities
0.35% on the first $500 million of the Portfolios’ combined average daily net assets;
0.30% on the next $1 billion of the Portfolios’ combined average daily net assets; and
0.25% of the Portfolios’ combined average daily net assets in excess of $1.5 billion.

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Sub-Adviser	Portfolio	Sub-Advisory Fee
MSIM	VY Morgan Stanley Global Franchise
0.65% on the first $150 million of the Portfolio’s average daily net assets;
0.55% on the next $150 million of the Portfolio’s average daily net assets;
0.45% on the next $200 million of the Portfolio’s average daily net assets; and
0.40% of the Portfolio’s average daily net assets in excess of $500 million.

T. Rowe Price	VY T. Rowe Price Capital Appreciation
Assets up to $500 million:
0.50% on the first $250 million; and
0.40% on assets over $250 million.

When assets exceed $500 million:
0.40% on the first $1 billion; and
0.35% on assets over $1 billion.

When assets exceed $2 billion:
0.40% on the first $500 million; and
0.35% on assets over $500 million.

When assets exceed $3 billion:
0.35% on all assets.

Transitional credit applied when assets are between approximately $2.93 billion and $3 billion.

All T. Rowe Price sub-advisory fees are subject to a preferred provider discount. The discount is calculated based on the assets of all T. Rowe Price sub-advised portfolios as follows:

Aggregate assets between $750 million and $1.5 billion – 5% discount;
Aggregate assets between $1.5 billion and $3.0 billion – 7.5% discount; and
Aggregate assets greater than $3.0 billion – 10% discount.

VY T. Rowe Price Equity Income
Assets up to $100 million:
0.50% on the first $50 million; and
0.45% on the next $50 million.

When assets exceed $100 million:
0.40% on all assets.

When assets exceed $200 million:
0.35% on all assets.

When assets exceed $500 million:
0.325% on the first $500 million; and
0.30% on the next $500 million.

When assets exceed $1 billion:
0.30%  on all assets

Transitional credit applied when assets are between approximately $958.3 million and $1 billion.

All T. Rowe Price sub-advisory fees are subject to a preferred provider discount. The discount is calculated based on the assets of all T. Rowe Price sub-advised portfolios as follows:
Aggregate assets between $750 million and $1.5 billion – 5% discount;
Aggregate assets between $1.5 billion and $3.0 billion – 7.5% discount; and

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Sub-Adviser	Portfolio	Sub-Advisory Fee
Aggregate assets greater than $3.0 billion – 10% discount.

VY T. Rowe Price International Stock

For purposes of calculating the sub-advisory fee, assets of the Portfolio are combined with assets of the investment sleeve of Voya Multi-Manager International Equity Fund, a series of Voya Mutual Funds.

Assets up to $250 million:
0.65% on the first $50 million; and
0.50% on the next $200 million.

When assets exceed $250 million, the fee schedule resets as indicated below:
0.45% on all assets.

When assets exceed $1 billion, the fee schedule resets as indicated below:
0.425% on all assets.

When assets are below $250 million, the breakpoints will reset to the asset weighted value of 0.65% on the first $50 million and 0.50% on the next $200 million. When assets exceed $250 million, up to $1 billion, the breakpoints will reset to the asset weighted value of 0.45% on all assets.
Transitional credit applied when assets are between approximately $210 million and $250 billion and between approximately $944 million and $1 billion.

All T. Rowe Price sub-advisory fees are subject to a preferred provider discount. The discount is calculated based on the assets of all T. Rowe Price sub-advised portfolios as follows:
Aggregate assets between $750 million and $1.5 billion – 5% discount;
Aggregate assets between $1.5 billion and $3.0 billion – 7.5% discount; and
Aggregate assets greater than $3.0 billion – 10% discount.

Templeton Global
VY Templeton Global Growth

For purposes of computing the sub-advisory fee, assets are aggregated with the assets of VY Franklin Income Portfolio (a series of Voya Investors Trust), and VY Templeton Foreign Equity Portfolio (a series of Voya Partners, Inc.)

0.625% on the first $50 million of the Portfolio’s average daily net assets;
0.465% on the next $150 million of the Portfolio’s average daily net assets;
0.375% on the next $300 million of the Portfolio’s average daily net assets;
0.350% on the next $300 million of the Portfolio’s average daily net assets; and
0.300% of the Portfolio’s average daily net assets in excess of $800 million.

(1)
For purposes of calculating the sub-advisory fee rate stated above, the portion of the Portfolio’s assets managed by CMIA will be aggregated with the assets of VY Columbia Contrarian Core Portfolio, a series of Voya Partners, Inc., which is not a party to this sub-advisory agreement.

(2)
Effective May 7, 2013, FMR entered into a sub-sub-advisory agreement with FMR Co., Inc. (“FMR Co.”) under which it delegated certain of its sub-advisory duties for VY FMR SM Diversified Mid Cap Portfolio to FMR Co.  FMR Co. provides investment management services to equity and high income funds managed by FMR and its affiliates.

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Total Sub-Advisory Fees Paid

The following table sets forth the total amounts the Advisers paid to each Sub-Adviser for each Portfolio for the fiscal years ended December 31, 2013, 2012, and 2011.
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Portfolio	2013	2012	2011
VY BlackRock Health Sciences Opportunities	$1,536,773	$1,011,028	$915,613
VY BlackRock Inflation Protected Bond	$719,188	$760,751	$632,112
VY BlackRock Large Cap Growth	$1,306,146	$1,284,916	$1,296,440
VY Clarion Global Real Estate	$1,095,846	$1,122,281	$1,439,733
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
Portfolio	2013	2012	2011
VY Clarion Real Estate	$2,389,709	$2,279,752	$1,992,471
VY FMRSM Diversified Mid Cap	$4,155,855	$4,051,305	$4,600,908
VY Franklin Income	$2,950,873	$2,746,484	$2,771,875
VY Franklin Mutual Shares	$2,563,610	$2,322,096	$2,468,652
Voya Global Resources	$2,902,746	$3,320,897	$4,088,168
Voya High Yield	$2,388,040	$2,292,610	$2,214,415
VY Invesco Growth and Income	$1,981,496	$1,845,551	$1,930,830
VY JPMorgan Emerging Markets Equity	$3,346,025	$3,574,926	$4,064,638
VY JPMorgan Small Cap Core Equity	$3,094,609	$2,325,918	$2,103,991
Voya Large Cap Growth	$11,223,863	$5,654,372	$2,220,041
Voya Large Cap Value	$1,813,664	$1,013,108	$831,310
Voya Limited Maturity Bond	$338,149	$413,625	$285,811
Voya Liquid Assets	$1,436,547	$1,540,090	$1,762,441
VY Marsico Growth	$2,423,125	$2,774,059	$3,247,241
VY MFS Total Return	$2,793,672	$2,781,501	$2,996,845
VY MFS Utilities	$1,982,000	$1,865,166	$1,751,474
VY Morgan Stanley Global Franchise	$2,632,342	$2,459,622	$2,292,010
Voya Multi-Manager Large Cap Core	$866,528	$245,380	$270,562
VY T. Rowe Price Capital Appreciation	$15,665,320	$13,371,604	$12,798,007
VY T. Rowe Price Equity Income	$4,293,339	$3,984,813	$4,286,555
VY T. Rowe Price International Stock	$966,780	$974,740	$1,007,833
VY Templeton Global Growth	$1,915,356	$1,734,475	$1,924,547
Voya U.S. Stock Index	$5,258,186	$4,990,404	$4,298,687
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Portfolio Managers
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VY BlackRock Health Sciences Opportunities Portfolio
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Sub-Adviser: BlackRock Advisors

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Callan	10	$10,320,000,000	10	$2,920,000,000	5 (1)	$2,320,000,000
Erin Xie	4	$5,840,000,000	2	$1,580,000,000	2 (2)	$1,050,000,000

(1)	Three of these accounts with total assets of $1,960,000,000 have a performance-based advisory fee.
(2)	Two of these accounts with total assets of $1,050,000,000 have a performance-based advisory fee.
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Potential Material Conflicts of Interest

Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

BlackRock Advisors has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Advisors has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Advisors furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock Advisors may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Advisors, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio.  In addition, BlackRock Advisors, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Advisors recommends to the Portfolio. BlackRock Advisors, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock Advisors with respect to the same securities.  Moreover, BlackRock Advisors may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Advisors’ (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies as to which BlackRock Advisors or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio.  It should also be noted that Ms. Xie and Mr. Callan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts subject to incentive fees. Ms. Xie and Mr. Callan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Portfolio Manager Compensation Overview

BlackRock Advisors’ financial arrangements with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs, and one or more of the incentive compensation programs established by BlackRock Advisors.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program.  BlackRock Advisors’ formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3-, and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured.  BlackRock Advisors’ Chief Investment Officers determine the benchmarks or rankings against which the performance of the Portfolio and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated.  With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts include the following:

Portfolio Manager	Applicable Benchmarks
Thomas Callan	Lipper Mid-Cap Core Fund Classification
Erin Xie	Lipper International Multi-Cap Core Fund Classification Lipper Global/Health/Biotechnology Fund Classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology, and innovation. These factors are considered collectively by BlackRock Advisors’ management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock Advisors’ ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock Advisors’ investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests, and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Callan and Ms. Xie have not received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock Advisors employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director at BlackRock Advisors is eligible to participate in the deferred compensation program.

Other compensation benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on is fair market value on the Purchase Date. All eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Thomas P. Callan	None
Erin Xie	None

VY BlackRock Inflation Protected Bond Portfolio
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Sub-Adviser: BlackRock Financial Management

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Gargi Chaudhuri	0	$0	0	$0	0	$0
Martin Hegarty	10	$8,210,000,000	4	$242,400,000	31(1)	$15,270,000,000
Brian Weinstein	13	$9,620,000,000	26	$7,100,000,000	153(2)	$67,250,000,000

(1)	One of these accounts with total assets of $65,000,000 has a performance-based advisory fee.
(2)	Four of these accounts with total assets of $1,170,000,000 have a performance-based advisory fee.
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Potential Material Conflicts of Interest
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BlackRock Financial Management has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Financial Management has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Financial Management furnishes investment management and advisory services to numerous clients in addition to the Portfolio and BlackRock Financial Management may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Financial Management, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio.  In addition, BlackRock Financial Management, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Financial Management recommends to the Portfolio.  BlackRock Financial Management, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock Financial Management with respect to the same securities.  Moreover, BlackRock Financial Management may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Financial Management’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock Financial Management or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio.  It should also be noted that Mr. Hegarty may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Mr. Hegarty may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
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As a fiduciary, BlackRock Financial Management owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock Financial Management purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock Financial Management attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock Financial Management has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock Financial Management with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock Financial Management’s financial arrangements with its portfolio managers, its competitive compensation, and its career path emphasis at all levels, reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs, and one or more of the incentive compensation programs established by BlackRock Financial Management.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation
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Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program.  BlackRock Financial Management’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts are: Lipper Mid-Cap Core Fund classification; Lipper International Multi-Cap Core fund classification; Lipper Global/Health/Biotechnology Fund classification.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock Financial Management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock Financial Management investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock Financial Management’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock Financial Management investment products they manage provides direct alignment with investment product results.
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Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.  Mr. Weinstein and Ms. Chaudhuri have received long-term incentive awards.
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Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock Financial Management employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or a director at BlackRock Financial Management is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock Financial Management has created a variety of incentive savings plans in which BlackRock Financial Management employees are eligible to participate, including a 401(k) plan, the BlackRock Financial Management Retirement Savings Plan (“RSP”), and the BlackRock Financial Management Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock Financial Management’s contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock Financial Management common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:
Portfolio Manager	Dollar Range of Portfolio Shares Owned

Gargi Chaudhuri	None
Martin Hegarty	None
Brian Weinstein	None

VY BlackRock Large Cap Growth Portfolio
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Sub-Adviser:  BlackRock Investment Management

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter Stournaras	17	$11,490,000,000	8	$1,730,000,000	3	$1,350,000,000
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Potential Material Conflicts of Interest

BlackRock Investment Management has built a professional working environment, firm-wide compliance culture, and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Investment Management has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees, and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Investment Management furnishes investment management and advisory services to numerous clients in addition to the Portfolio and BlackRock Investment Management may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Investment Management, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio.  In addition, BlackRock Investment Management, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Investment Management recommends to the Portfolio. BlackRock Investment Management, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock Investment Management with respect to the same securities.  Moreover, BlackRock Investment Management may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Investment Management’s (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies as to which BlackRock Investment Management or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Portfolio are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock Investment Management owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock Investment Management purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Investment Management attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock Investment Management has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

BlackRock Investment Management’s financial arrangements with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs, and one or more of the incentive compensation programs established by BlackRock Investment Management.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock Investment Management’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured.  BlackRock Investment Management’s Head of Alpha Strategies determines the benchmarks or rankings against which the performance of the Portfolio and other accounts managed by the portfolio management team of the Portfolio is compared and the period of time over which performance is evaluated.  With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts include the following:

Portfolio Manager	Applicable Benchmarks

Peter Stournaras	Lipper Large-Cap Growth Lipper Large-Cap Value Fund Classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock Investment Management management and BlackRocks’s Head of Alpha Strategies.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock Investment Management investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock Investment Management’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock Investment Management investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock Investment Management employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock Investment Management is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock Investment Management has created a variety of incentive savings plans in which BlackRock Investment Management employees are eligible to participate, including a 401(k) plan, the BlackRock Investment Management Retirement Savings Plan (“RSP”), and the BlackRock Investment Management Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock Investment Management common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Peter Stournaras	None

Voya Global Resources Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya Liquid Assets Portfolio, Voya Total Return Bond Portfolio and Voya U.S. Stock Index Portfolio

Sub-Adviser:  Voya IM
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Other Accounts Managed

The following table sets forth the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2013:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Bailey	3	$1,061,977,037	0	$0	0	$0
Joseph Basset	8	$3,385,770,485	6	$714,237,459	14	$1,513,030,503
Jeff Bianchi	5	$8,800,564,432	6	$762,904,741	40	$5,015,235,485
Christopher F. Corapi	13	$15,381,591,179	8	$992,819,356	34	$4,522,220,160
Vincent Costa	8	$9,038,616,295	2	$352,741,875	13	$1,794,092,547
Rick Cumberledge	1	$304,372,536	0	$0	0	$0
Christine Hurtsellers	10	$5,696,142,253	32	$8,562,563,151	19	$8,053,654,020
Robert M. Kloss	2	$2,024,771,575	1	$260,538,514	1	$91,062,444
Randall Parrish	1	$304,372,536	0	$0	0	$0
Michael Pytosh	9	$17,513,340,153	7	$996,279,695	24	$4,878,820,619
James Swain	2	$800,249,770	0	$0	0	$0
Matthew Toms	10	$8,724,176,190	28	$6,889,390,384	50	$9,413,408,425
Steve Wetter	17	$14,668,410,287	1	$92,203,361	3	$747,561,045
Kai Yee Wong	14	$12,853,469,310	0	$0	0	$0
David S. Yealy	3	$2,135,542,534	1	$13,726,706	0	$0
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Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to a Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of a Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for a Portfolio.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio, maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Sub-Adviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. The Sub-Adviser has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

Compensation Structure of Portfolio Managers
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Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one, three and  five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep, and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has a defined index (the Barclays U.S. Aggregate Bond Index) and set performance goals to appropriately reflect requirements for the investment team. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job
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function, internal comparators and external market data, employees may be granted long-term awards; all senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares which vest ratably over a three-year period, Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised Funds, which are subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
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Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his or her immediate family members and amounts invested through retirement and deferred compensation plans:
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

John Bailey	None
Joseph Basset	None
Jeff Bianchi	None
Christopher F. Corapi	None
Vincent Costa	None
Rick Cumberledge	None
Christine Hurtsellers	None
Robert M. Kloss	None
Randall Parrish	None
Michael Pytosh	None
James Swain	None
Matthew Toms	None
Steve Wetter	None
Kai Yee Wong	None
David S. Yealy	None

For Voya Large Cap Value Portfolio:

On behalf of the Portfolio, DSL entered into sub-advisory agreements with Voya Investment Management Advisors, B.V. (“VIMA”) on January 21, 2011. Pursuant to the sub-advisory agreements, DSL may receive from VIMA investment research and advice on issuers outside the United States (non-discretionary), and DSL may grant the sub-advisers investment management authority and the authority to buy and sell securities if DSL believes it would be beneficial to the Portfolio (discretionary services), DSL, and not Voya Large Cap Value Portfolio, pays the sub-advisers. VIMA is a registered investment adviser, an affiliate of DSL and an indirect wholly-owned subsidiary of ING Groep.

Voya IM will initially manage the Portfolio’s assets.  However, in the future, DSL may allocate the Portfolio’s assets to IIMA for management, and may change the allocation of the Portfolio’s assets between the two sub-advisers in its discretion to pursue the Portfolio’s investment objective.  Each sub-adviser would make investment decisions for the assets it is allocated to manage and would be paid a sub-advisory fee based on the Portfolio’s average daily net assets it manages as described below.
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VY Clarion Global Real Estate Portfolio and VY Clarion Real Estate Portfolio
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Sub-Adviser:  CBRE Clarion

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts1	Total Assets	Number of Accounts2	Total Assets
Steven D. Burton, CFA	16	$12,465,437,761	36	$4,927,994,247	70	$5,292,092,215
T. Ritson Ferguson, CFA	11	$10,558,349,250	32	$4,730,184,614	54	$4,676,932,438
Joseph P. Smith, CFA	15	$12,427,005,189	32	$4,834,054,124	69	$4,906,982,116

1	2 of these accounts with total assets of $118,110,006 have a performance-based advisory fee.
2	8 of these accounts with total assets of $2,052,265,048 have a performance-based advisory fee.

Potential Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflict may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolio.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by a portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

CBRE Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base.  Such policies and procedures include, but are not limited to: (i) investment process, portfolio management and trade allocation procedures; (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).

Compensation Structure of Portfolio Managers

There are five pieces of compensation for CBRE Clarion portfolio managers:

Base Salary – Portfolio manager salaries are reviewed annually and fixed for each year at competitive market levels.

Profit Participation – Senior management, including the portfolio managers primarily responsible for the Portfolio, owns a minority interest in CBRE Clarion.  Ownership entitles senior management to an increasing share of the firm’s profit over time, although an owner’s equity interest may be forfeited if the individual resigns voluntarily in the first several years.

Bonus – Portfolio manager bonuses are drawn from an incentive compensation pool into which a significant percentage of CBRE Clarion’s pre-tax profits is set aside.  Bonuses are based upon the measurement of performance in the portfolio manager’s respective area of coverage.  Performance is quantified through a proprietary “scorecard” graded by the CEO and the other CIOs.  In order to avoid the pitfalls of relying solely upon a rigid performance format, however, the overall bonus takes into account other important factors such as the portfolio manager’s contribution to the team, firm, and overall process.

Deferred Compensation – A portion of the incentive compensation pool is set aside each year as deferred compensation for a large number of senior employees in the firm, including the portfolio managers.  These awards have vesting and payout features, which encourage long-term stability of our senior staff.

Other Compensation – Portfolio managers may also participate in benefit plans and programs available generally to all employees, such as CBRE Clarion’s 401(k) plan.

Portfolio manager compensation is not based on the performance of any particular account, including the Portfolio, nor is compensation based on the level of Portfolio assets.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned

Steven D. Burton, CFA	None
T. Ritson Ferguson, CFA	None
Joseph T. Smith, CFA	None
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VY FMRSM Diversified Mid Cap Portfolio
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Sub-Adviser: FMR

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2013.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts1	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tom Allen	33	$10,032,000	0	$0	0	$0

1           1 of these accounts with total assets of $103,000 has a performance-based advisory fee.

Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest.  The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.  When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio manager.  The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.  In addition, the Portfolio’s trade allocation policies and procedures may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolio.  Securities selected for other funds or accounts may outperform the securities selected for the Portfolio.  Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Compensation Structure of Portfolio Manager

Tom Allen is the portfolio manager of FMRSM Diversified Mid Cap and receives compensation for his services.  As of December 31, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans.  A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates.  The portfolio manager’s bonus is based on several components.  The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account.  The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure.  Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group.  A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of the Portfolio is based on the Portfolio’s pre-tax investment performance measured against the S&P Mid Cap 400 Index and the pre-tax investment performance of the Portfolio within the Morningstar Mid-Cap Blend Category.  The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the NAV of the stock of FMR LLC, FMR’s parent company.  FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned

Tom Allen	None
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VY Franklin Income Portfolio
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Sub-Adviser:  Franklin Advisers

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Edward D. Perks, CFA	8	$100,987,000,000	5	$2,707,300,000	0	$0
Alex Peters	8	$99,412,100,000	3	$3,207,000,000	0	$0
Matt Quinlan	10	$102,986,400,000	2	$2,648,300,000	1	$24,800,000
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Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager’s focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Advisers seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and Franklin Advisers have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin Advisers and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation structure of Portfolio Managers

Franklin Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary.  Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources, Inc. (“Franklin Resources”) stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3, and 5 preceding years of all accounts managed by a portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or the applicable benchmark as appropriate.

•
Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Edward D. Perks, CFA	None
Alex Peters	None
Matt Quinlan	None

VY Franklin Mutual Shares Portfolio
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Sub-Adviser:  Franklin Mutual Advisers

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Peter Langerman	10	$50,624,800,000	7	$4,432,000,000	0	$0
F. David Segal, CFA	8	$26,056,100,000	2	$1,006,300,000	0	$0
Deborah A. Turner, CFA	9	$26,056,100,000	3	$1,030,900,000	0	$0
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Potential Conflicts of Interest

Portfolio managers that provide investment services to the Portfolio may also provide services to a variety of other investment products, including other funds, institutional accounts, and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Portfolio and may include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Portfolio. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different fees.

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin Mutual Advisers seeks to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin Mutual Advisers seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and Franklin Mutual Advisers have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin Mutual Advisers and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation structure of Portfolio Managers

Franklin Mutual Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain, and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary.  Each portfolio manager is paid a base salary.

Annual bonus.  Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3, and 5 preceding years of all accounts managed by a portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or the applicable benchmark as appropriate.

•
Non-investment performance.  The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Portfolios, are evaluated in determining the amount of any bonus award.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin Mutual Advisers.

Peter Langerman, as the Chief Investment Officer of Franklin Mutual Advisers, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process, and maintaining cost efficiencies.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Peter Langerman	None
F. David Segal, CFA	None
Deborah A. Turner, CFA	None

VY Invesco Growth and Income Portfolio
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Sub-Adviser:  Invesco

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts(1)	Total Assets
Thomas Bastain	9	$28,353,600,000	0	$0	519(1)	$56,100,000(1)
Mary Jayne Maly	9	$28,353,600,000	0	$0	519(1)	$56,100,000 (1)
Sergio Marcheli	16	$33,771,600,000	0	$0	519 (1)	$56,100,000 (1)
James O. Roeder	9	$28,353,600,000	0	$0	519 (1)	$56,100,000 (1)
(1)
These are accounts of individual investors for which Invesco provides investment advice.  Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account.  Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Invesco funds.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

Invesco determines which broker to use to execute each order for securities transactions for the fund(s), consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for the fund(s) in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee of Invesco Ltd. considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager for the one-, three-, and five-year performance against fund peer group. Rolling time periods are based on calendar end.

Portfolio managers may be granted a short-term award that vests on a pro rata basis over a four year period and final payments are based on the performance of eligible Invesco Funds selected by the portfolio manager at the time the award is granted.

Portfolio manager compensation is based on the one-, three-, and five-year performance against the Portfolio’s peer group.  Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Invesco funds in this footnote 3, they also have a ten-year performance measure.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period, as well as common shares and/or restricted shares of Invesco Ltd. Stock, from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Portfolio Manager	Dollar Range of Portfolio Shares Owned

Thomas Bastian	None
Mary Jayne Maly	None
Sergio Marcheli	None
James O. Roeder	None

VY JPMorgan Emerging Markets Equity Portfolio and VY JPMorgan Small Cap Core Equity Portfolio
Sub-Adviser:  JPMorgan

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Leon Eidelman	1	$1,014,950,000	3	$223,072,000	2(1)	$314,727,000

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Austin Forey	1	$3,285,708,000	11	$13,765,785,000	5(2)	$2,601,692,000
Phillip D. Hart	17	$7,125,276,000	3	$531,851,000	1	$211,050,000
Don San Jose	1	$3,288,223,000	2	$1,106,283,000	3(3)	$377,987,000
Amit Mehta	0	0	1(4)	$521,293,000	0	0
Daniel J. Percella	0	0	0	0	0	0
Dennis S. Ruhl	24	$12,702,142,000	5	$803,317,000	4	$789,865,000
Richard Titherington	2	$3,304,208,000	19(5)	$7,940,494,000	2(6)	$570,208,000

(1)	One of these accounts with total assets of $69,496,000 has a performance-based advisory fee.
(2)	Three of these accounts with total assets of $1,294,584,000 have a performance-based advisory fee.
(3)	One of these accounts with total assets of $153,139,000 has a performance-based advisory fee.
(4)	This account has a performance-based advisory fee with total assets of $153,139,000.
(5)	Three of these accounts with total assets of $480,359,000 have a performance-based advisory fee.
(6)	Two of these accounts with total assets of $570,208,000 have a performance-based advisory fee.
Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JPMorgan and/or its affiliates perform investment services, including rendering investment advice, to varied clients. JPMorgan and/or its affiliates and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan and/or its affiliates, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or its affiliates. JPMorgan and/or its affiliates, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that JPMorgan and/or its affiliates, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan or its affiliates or its clients.
JPMorgan or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract, or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan and its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. IPOs, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest may also be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Portfolio invests, JPMorgan and its affiliates could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales, if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may, from time to time, maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Portfolio from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Portfolio’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.  For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transactions or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation Structure of Portfolio Managers

JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus, over one-, three-, and five-year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 40% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:
Portfolio Manager	Dollar Range of Portfolio Shares Owned

Leon Eidelman	None
Austin Forey	None
Phillip D. Hart	None
Don San Jose	None
Amit Mehta	None
Daniel J. Percella	None
Dennis S. Ruhl	None
Richard Titherington

VY Marsico Growth Portfolio
Sub-Adviser:  Marsico

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts1	Total Assets
Thomas F. Marsico	18	$7,445,274,788	9	$1,248,081,454	43	$3,889,025,302
Coralie Witter	11	$6,461,909,087	8	$1,228,080,454	37	$3,807,688,717

1.	Two of these accounts with total assets of $1,240,673,032 have performance-based fee.
Potential Conflicts of Interest

A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers of Marsico make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account.  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  Although Marsico does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible.  Marsico seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers’ focus on a particular investment discipline or complementary investment disciplines.  Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations.  Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions or for other reasons.  Accordingly, the performance of each account managed by a portfolio manager will vary.

Potential conflicts of interest may also arise when allocating and/or aggregating trades.  Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security.  Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner.  With respect to initial public offerings and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged.  Consistent with this approach, Marsico has adopted policies and procedures for allocating transactions fairly across multiple accounts.  Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another.  Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

Marsico has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that seek to minimize potential conflicts of interest that may arise because Marsico advises multiple accounts.  In addition, Marsico monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico, including Marsico’s Code of Ethics.

Compensation Structure of Portfolio Managers

The structure of, and the method used to determine the compensation of each portfolio manager.

The compensation package for portfolio managers of Marsico is structured as a combination of base salary and periodic cash bonuses.  Bonuses are typically based on two primary factors: (i) Marsico’s overall profitability for the period; and (ii) individual efforts and achievements and other contributions benefitting the firm and/or clients. Base salaries also may be adjusted upward or downward based on those factors.  No other special employee incentive arrangements are currently in place or being planned.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.  In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.  In addition to salary and bonus, Marsico’s portfolio managers may participate in other benefits such as health insurance and retirement plans on the same basis as other Marsico employees.  Marsico’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.

As a general matter, Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500® Index).  Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful.  Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities.  To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolios risks, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements.  Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico’s investment management team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, the ability and willingness to support and train other analysts, and other considerations.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Portfolio Shares Owned

Thomas F. Marsico	None
Coralie Witter	None
VY MFS Total Return Portfolio and VY MFS Utilities Portfolio
Sub-Adviser:  MFS

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Nevin P. Chitkara	18	$57,844,191,431	6	$ 5,081,215,752	42	$16,915,152,371
William P. Douglas	4	$11,519,230,131	0	$0	0	$0
Claud P. Davis1	0	$0	0	$0	2	$819,581,709
Steven R. Gorham	17	$57,794,449,233	6	$5,081,215,752	42	$16,915,152,371
Richard O. Hawkins, CFA	10	$17,817,766,133	2	$2,423,899,333	5	$676,349,315
Joshua P. Marston	7	$18,907,041,077	9	$4,191,623,974	13	$689,682,955
Jonathan W. Sage	9	$14,403,947,283	3	$422,331,053	18	$6,025,395,978
Maura A. Shaughnessy	6	$8,876,312,117	0	$0	0	$0
Brooks A. Taylor	6	$13,677,914,565	0	$0	0	$0
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
1           As of February 28, 2014.
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Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts.  In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives.  MFS’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another portfolio or account that may adversely affect the value of the Portfolio’s investments.  Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each.  It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned.  In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Compensation Structure of Portfolio Managers

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Portfolio manager compensation is reviewed annually. As of December 31, 2013, portfolio manager total cash compensation is a combination of base salary and performance bonus:
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Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
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The quantitative portion is based on the pre-tax performance of assets managed by a portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2013, the following benchmarks were used to measure the following portfolio managers’ performance for the following Portfolios:

Portfolio Manager	Benchmark(s)
Nevin P. Chitkara	S&P 500® Index
Claud P. Davis1	S&P 500® Utilities Index
William P. Douglas	Barclay’s U.S. Mortgage-Backed Securities Index
Steven R. Gorham	S&P 500® Index
Richard O. Hawkins, CFA	Barclay’s U.S. Aggregate Index
Joshua P. Marston	Barclay’s U.S. Aggregate Index
Jonathan W. Sage	S&P 500® Index
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Portfolio Manager	Benchmark(s)
Maura A. Shaughnessy	S&P 500® Utilities Index
Brooks A. Taylor	S&P 500® Index

1	As of April 30, 2014, MFS expects that the Standard & Poor’s 500 Utilities Index will be used to measure Claud Davis’ performance for VY MFS Utilities Portfolio.
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Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if a portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash awared, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the awared in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan.  Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs, available generally to other employees of MFS.  The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Nevin P. Chitkara	None
Claud P. Davis	None
William P. Douglas	None
Steven R. Gorham	None
Richard O. Hawkins, CFA	None
Joshua P. Marston	None
Jonathan W. Sage	None
Maura A. Shaughnessy	None
Brooks A. Taylor	None

VY Morgan Stanley Global Franchise Portfolio
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Sub-Adviser:  MSIM

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Vladimir A. Demine	5	$6,754,656,697	9	$14,587,891,539	75(1)	17,339,441,496
Christian Derold	5	$6,754,656,697	9	$14,587,891,539	75(1)	17,339,441,496
William D. Lock	5	$6,754,656,697	9	$14,587,891,539	75(1)	17,339,441,496
Bruno Paulson	5	$6,754,656,697	9	$14,587,891,539	75(1)	17,339,441,496
Marcus Watson	5	$6,754,656,697	9	$14,587,891,539	75(1)	17,339,441,496
Peter J. Wright	5	$6,754,656,697	9	$14,587,891,539	75(1)	17,339,441,496

(1)	Three of these accounts with total assets of $97,720,251 have a performance-based advisory fee.
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Potential Conflicts of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolio. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. A portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Sub-Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Compensation Structure of Portfolio Managers

Morgan Stanley’s compensation structure is based on a total reward system of base salary and Incentive Compensation which is paid partially as a cash bonus and partially as mandatory deferred compensation.  Deferred compensation may be granted as deferred cash under Morgan Stanley’s Investment Management Alignment Plan (“IMAP”), as an equity-based awards or it may be granted under other plans as determined annually by Morgan Stanley’s Compensation, Management Development and Succession Committee subject to vesting and other conditions.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with Morgan Stanley.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.
•	Deferred Compensation:
o
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

o
IMAP is a mandatory program that defers a portion of incentive compensation and notionally invests it in designated funds advised by Morgan Stanley or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

All deferred compensation awards are subject to clawback provisions where awards can be cancelled, in whole or in part, if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; constitutes a violation by the portfolio manager of Morgan Stanley’s Global Risk Management Principles, Policies and Standards; or constitutes violation of internal risk and control policies involving a subsequent loss.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
•	The investment performance of the funds/accounts managed by the portfolio manager.
•	Contribution to the business objectives of the Morgan Stanley.
•	The dollar amount of assets managed by the portfolio manager.
•	Market compensation survey research by independent third parties.
•	Other qualitative factors, such as contributions to client objectives.
•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned

Vladimir A. Demine	None
Christian Derold	None
William D. Lock	None
Bruno Paulson	None
Marcus Watson	None
Peter J. Wright	None
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Voya Multi-Manager Large Cap Core Portfolio
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Sub-Advisers: CMIA and TLC

CMIA

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio manager as of December 31, 2013:

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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Guy Pope	9	$10,827,777,307	4	$332,271,573	246	$1,525,880,656
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Potential Material Conflicts of Interest

Like other investment professionals with multiple clients, the Portfolio’s portfolio manager may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. CMIA and the Portfolio have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that the portfolio manager faces in this regard. Certain of these conflicts of interest are summarized below.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for the portfolio manager by creating an incentive to favor higher fee accounts.

Potential conflicts of interest also may arise when the portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to CMIA’s Code of Ethics and certain limited exceptions, CMIA’s investment professionals do not have the opportunity to invest in client accounts, other than the Portfolio.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts managed by a particular portfolio manager have different investment strategies.

The portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Portfolio. The portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Portfolio and the other accounts the portfolio manager manages.

A potential conflict of interest may arise when the portfolio manager buys or sells the same securities for the Portfolio and other accounts. On occasions when the portfolio manager considers the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts, CMIA’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if the portfolio manager favors one account over another in allocating the securities bought or sold.

“Cross trades,” in which the portfolio manager sells a particular security held by the Portfolio to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, the portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. CMIA and the Portfolio have adopted compliance procedures that provide that any transactions between the Portfolio and another account managed by CMIA are to be made at a current market price, consistent with applicable laws and regulations.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Portfolio and other accounts managed by its portfolio manager. Depending on another account’s objectives and other factors, the portfolio manager may give advice to and make decisions for the Portfolio that may differ from advice given, or the timing or nature of decisions made, with respect to another account. The portfolio manager’s investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, the portfolio manager may buy or sell a particular security for certain accounts, and not for the

Portfolio, even though it could have been bought or sold for the Portfolio at the same time. The portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when the portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Portfolio.

The Portfolio’s portfolio manager also may have other potential conflicts of interest in managing the Portfolio, and the description above is not a complete description of every conflict that could exist in managing the Portfolio and other accounts. Many of the potential conflicts of interest to which the portfolio manager is subject are essentially the same or similar to the potential conflicts of interest related to the investment management activities of CMIA and its affiliates.

Compensation Structure of Portfolio Manager

Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Mutual funds, in most cases including the mutual funds the portfolio manager manages.

Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.

Annual incentive awards are variable and are based on (i) an evaluation of the employee’s investment performance and (ii) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of mutual funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one-, three-, and five-year periods. One-year performance is weighted 10%, three-year performance is weighted 60%, and five-year performance is weighted 30%. Relative asset size is a key determinant for weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.

Deferred compensation awards are designed to align participants’ interests with the investors in the mutual funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia mutual funds. Employees have the option of selecting from various Columbia mutual funds for their mutual fund deferral account; however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia mutual fund(s) they manage. Mutual fund deferrals vest over multiple years, so they help retain employees.

Exceptions to this general approach to bonuses exist for certain teams and individuals.

Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.

For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:
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Portfolio Manager	Dollar Range of Fund Shares Owned
Guy W. Pope	None
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TLC

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2013:
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Goddard	4	$1,660,000,000	0	$0	6211	$6,700,000,000
Jonathan Moody	4	$1,660,000,000	0	$0	621	$6,700,000,000
J. Brian Campbell	4	$1,660,000,000	0	$0	621	$6,700,000,000
Mark E. DeVaul	4	$1,660,000,000	0	$0	621	$6,700,000,000

1	Two of these accounts with total assets of $6,450,000 have a performance-based advisory fee.
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Potential Material Conflicts of Interest

As an investment advisor, TLC understands that certain conflicts of interest may arise when managing multiple accounts. TLC has adopted policies and procedures intended to minimize the effects of any conflicts. Though the portfolio managers have a general model they follow based on common account objectives, each account is managed individually. Every effort is made to block trades and allocate executed trades on a pro-rata basis. However, due to the firm’s desire to manage accounts on a case by case basis, there are times when a security may be bought in one account and not other accounts. Portfolio managers look at each account on an individual basis and when a trade order is given, the manager cannot always control that an order for that security may have been given in the recent past or will be given in the immediate future for that same security in another account. As a result, while every effort will be made to maintain fair and equitable allocation, the portfolio manager may supply trade directives for the same security over the course of several days as he adjusts account positions for each account.

Compensation Structure of Portfolio Managers

Investment professionals are evaluated on specific responsibilities that include investment recommendations, quality of research, client retention, and overall contribution to the firm. Annual reviews are given and above average compensation increases plus bonuses are targeted with firm growth and individual performance.  In addition, TLC has a formal plan to offer ownership to key employees after they have been with the firm for 3-5 years.

Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio managers as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Fund Shares Owned
Stephen Goddard	None
Jonathan Moody	None
J. Brian Campbell	None
Mark E. DeVaul	None
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VY T. Rowe Price Capital Appreciation Portfolio, VY T. Rowe Price Equity Income Portfolio, and VY T. Rowe Price International Stock Portfolio
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Sub-Adviser:  T. Rowe Price

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David R. Giroux, CFA	6	$24,693,753,396	1	$701,050,000	0	$0
Brian C. Rogers	12	$40,433,082,162	1	$1,802,840,000	11	$1,907,490,000
Robert W. Smith	3	$12,596,669,924	1	$656,670,00	1	$236,320,000
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Potential Conflicts of Interest

T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the portfolio managers’ management of the Portfolios’ investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for the Portfolios based on the investment objective, policies, practices and other relevant investment considerations that the managers believe are applicable to the Portfolios. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation Structure of Portfolio Managers” section, portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio managers.

Compensation Structure of Portfolio Managers

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and ten-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as

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appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index set forth in the total returns table in the Portfolios’ Prospectuses, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and are the same as those presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
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Compensation is viewed with a long-term time horizon, the more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price's long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

Portfolio Managers’ Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio manager as of December 31, 2013, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned

David R. Giroux, CFA	None
Brian C. Rogers	None
Robert W. Smith	None
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VY Templeton Global Growth Portfolio
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Sub-Adviser:  Templeton

Other Managed Accounts

The following table shows the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013.
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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Norman J. Boersma	10	$41,424,100,000	12	$13,015,400,000	8	$1,210,900,000
James Harper	6	$38,547,300,000	5	$11,299,500,000	10	$2,187,500,000
Lisa F. Myers, CFA	11	$41,883,500,000	6	$11,349,900,000	11	$2,146,900,000
Tucker Scott, CFA	12	$39,477,200,000	4	$10,029,400,000	4	$2,235,300,000
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Potential Conflicts of Interest

The management of multiple funds, including the Portfolio, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Templeton Global Advisors seeks to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Templeton Global Advisors seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a Code of Ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Templeton Global Advisors and the Portfolio have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation Structure of Portfolio Manager

Templeton Global Advisors seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Portfolio’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Portfolio shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Portfolio, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•
Investment performance:  Primary consideration is given to the historic investment performance over the 1, 3-, and 5- preceding years of all accounts managed by a portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or the applicable benchmark as appropriate.

•
Research: Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

•	Non-investment performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

•	Responsibilities: The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation

Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans.
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Portfolio Manager	Dollar Range of Portfolio Shares Owned

Norman J. Boersma	None
James Harper	None
Lisa F. Myers, CFA	None
Tucker Scott, CFA	None
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PRINCIPAL UNDERWRITER
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Shares of the Portfolios are offered on a continuous basis. The Trust has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Portfolios. The Distributor is a Delaware limited liability company and is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and an affiliate of the Advisers. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain Voya funds were transferred from Directed Services, Inc., the predecessor to DSL, to Voya Investments Distributor, LLC (formerly, ING Funds Distributor, LLC), the predecessor to the Distributor. As a result of this transfer, Voya Investments Distributor, LLC assumed all contractual obligations and became the sole distributor for the Portfolios.
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As principal underwriter for the Portfolios, the Distributor has agreed to use its best efforts to distribute the shares of the Portfolios, although it is not obligated to sell any particular amount of shares.  The Distributor shall be responsible for all expenses of providing distribution services including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.
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On December 31, 2006, an internal reorganization was undertaken in which the distribution functions for the Voya funds were transferred from DSI, the predecessor to DSL, to the Distributor. As a result of this transfer, the Distributor assumed all contractual obligations and became the sole distributor for the Portfolios.
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The Trust shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement.

The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment and may be terminated at any time on sixty (60) days’ written notice by the Trustees, the Distributor, or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty.

RULE 12b-1 PLANS

The Trust has distribution and/or shareholder service plans pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plans”) applicable to most classes of shares offered by the Portfolios.

The Portfolios intend to operate the Rule 12b-1 Plans in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in amounts in connection with the offering, sale, and shareholder services of the Class ADV, Class S, and Class S2 shares as a percentage of each Portfolio’s average daily net assets set forth in the table below. The Portfolios do not have a 12b-1 Plan with respect to Class I shares of the Portfolios.

The Trustees have classified shares of each of the Portfolios into four classes: Class ADV shares; Class I shares; Class S shares; and Class S2 shares.  Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and, generally, have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of shares bears any expenses attributable to that class; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the Class ADV, Class I, Class S, and Class S2 shares have the features described below.

Each class of shares represents interests in the same portfolio of investments of a Portfolio, and shall be identical in all respects, except for the impact of expenses, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board including a majority of the Independent Trustees.

The Portfolios’ shares are not subject to an initial sales charge or contingent deferred sales charge. Class I shares are not subject to a shareholder service fee or a 12b-1 distribution fee. Class S shares are not subject to a distribution fee.

EXPENSES

The following table sets forth the Distribution and Shareholder Servicing Fees for the Portfolios:
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Portfolio	Class ADV(1)(2)	Class S	Class S2(3)(4)	Undesignated
VY BlackRock Health Sciences Opportunities	0.75%	0.25%	N/A	N/A
VY BlackRock Inflation Protected Bond	0.75%	0.25%	N/A	N/A
VY BlackRock Large Cap Growth	0.75%	0.25%	0. 50%	N/A
VY Clarion Global Real Estate	0.75%	0.25%	0. 50%	N/A
VY Clarion Real Estate	0.75%	0.25%	0. 50%	N/A
VY FMRSM Diversified Mid Cap	0.75%	0.25%	0. 50%	N/A
VY Franklin Income	0.75%	0.25%	0. 50%	N/A
VY Franklin Mutual Shares	0.75%	0.25%	N/A	N/A
Voya Global Resources	0.75%	0.25%	0. 50%	N/A
Voya High Yield	0.75%	0.25%	0. 50%	N/A
VY Invesco Growth and Income	0.75%	0.25%	0. 50%	N/A
VY JPMorgan Emerging Markets Equity	0.75%	0.25%	0. 50%	N/A
VY JPMorgan Small Cap Core Equity	0.75%	0.25%	0. 50%	N/A
Voya Large Cap Growth	0.75%	0.25%	0. 50%	N/A
Voya Large Cap Value	0.75%	0.25%	0. 50%	N/A
Voya Limited Maturity Bond	0.75%	0.25%	N/A	N/A
Voya Liquid Assets	N/A	0.25%	0. 50%	N/A
VY Marsico Growth	0.75%	0.25%	0. 50%	N/A
VY MFS Total Return	0.75%	0.25%	0. 50%	N/A
VY MFS Utilities	0.75%	0.25%	0. 50%	N/A
VY Morgan Stanley Global Franchise	0.75%	0.25%	0. 50%	N/A
Voya Multi-Manager Large Cap Core	0.75%	0.25%	N/A	N/A
VY Templeton Global Growth	0.75%	0.25%	0. 50%	N/A
VY T. Rowe Price Capital Appreciation	0.75%	0.25%	0. 50%	N/A
VY T. Rowe Price Equity Income	0.75%	0.25%	0. 50%	N/A
VY T. Rowe Price International Stock	0.75%	0.25%	N/A	N/A
Voya U.S. Stock Index	0.75%	0.25%(5)	0. 50%	N/A

(1)	Consists of a 0.25% shareholder servicing fee and a 0.50% distribution fee.
(2)
The Distributor has contractually agreed to waive 0.15% of the distribution fee for Class ADV shares of each Portfolio (except Voya U.S. Stock Index Portfolio for which it waives 0.22% of the distribution fee), so that the actual distribution fee paid by a Portfolio is an annual rate of 0.35% (0.28% for Voya U.S. Stock Index Portfolio). These expense waivers will continue through at least May 1, 2015 except for the 0.15% Class ADV waiver for VY BlackRock Health Sciences Opportunities Portfolio, VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio, and VY MFS Utilities Portfolio, which will continue through May 15, 2015, and except for the 0.15% Class ADV waiver for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio, which will continue through May 1, 2016. There is no guarantee that these waivers will continue after those dates. The Trust will notify shareholders if it intends to pay the Distributor more than 0.35%, or 0.28% for Voya U.S. Stock Index Portfolio, (not to exceed 0.50% of any Portfolio’s assets) in the future.

(3)	Consists of a 0.25% shareholder servicing fee and a 0.25% distribution fee.
(4)
The Distributor has contractually agreed to waive 0.10% of the distribution fee for Class S2 shares of each Portfolio. The expense waiver will continue through at least May 1, 2015 except for the 0.10% Class S2 waiver for VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio, and VY MFS Utilities Portfolio, which will continue through May 15, 2015, and except for the 0.10% Class S2 waiver for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio, which will continue through May 1, 2016.  There is no guarantee that these waivers will continue after those dates, but in any event, the Trust will notify shareholders if it intends to pay the Distributor more than 0.15% (not to exceed 0.25% under the current 12b-1 Plan) in the future.

(5)
The Distributor has agreed to waive 0.01% of the shareholder service fee for the Class S shares of Voya U.S. Stock Index Portfolio. The expense waiver will continue through at least May 1, 2015. The Trust will notify shareholders if it intends to pay the Distributor more than 0.24% (not to exceed 0.25%) in the future.

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Shareholder Service and Distribution (12b-1) Plan (Class ADV Shares)
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The Trust has adopted a Shareholder Service and Distribution Plan for Class ADV shares dated May 29, 2003 as amended and restated on November 29, 2012.  Under the Shareholder Service and Distribution Plan the Trust may pay to the Adviser a shareholder service fee (“Shareholder Servicing Fee”) at the rate of 0.25% of the average daily net assets of each Portfolio’s Class ADV shares.  The Shareholder Servicing Fee may be used to pay for shareholder services provided to the Portfolios.  The Shareholder Service and Distribution Plan provides that
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Class ADV shares of the Portfolios shall pay a distribution fee (“Distribution Fee”) at an annual rate not to exceed 0.50% of the average daily net assets of each Portfolio’s Class ADV shares. The Distribution Fee is used to pay for distribution services, including payments to the Distributor.  The Service and Distribution Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of Class ADV shares of the Portfolios and for shareholder services provided by securities dealers (including the Distributor) and other financial intermediaries and plan administrators (“financial service firms”).

Since the Service Fees and Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Service and Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

Shareholder services payable under the Service and Distribution Plan include, but are not limited to, the following costs:  (i) acting as the shareholder of record; processing purchase and redemption orders; (ii) maintaining participant account records; (iii) answering participant questions regarding the Portfolios; (iv) facilitating the tabulation of shareholder votes in the event of a meeting; (v) conveying information with respect to Portfolio shares purchased and redeemed and share balances to the Portfolios and to service providers; (vi) providing shareholder support services; and (vii) providing other services to shareholders, plan participants, plan sponsors and plan administrators.  ING Investments Distributor may subcontract with other parties for the provision of shareholder, plan sponsor or plan participant support services.

Distribution expenses payable pursuant to the Service and Distribution Plan include, but are not limited to, the following costs:  (a) processing new shareholder account applications; (b) preparing and transmitting to the Portfolios’ Transfer Agent computer processable tapes of all transactions by customers; (c) serving as the primary source of information to customers in providing information and answering questions concerning the Portfolios and their transactions with the Portfolios; and (d) providing other services to shareholders, plan participants, plan sponsors and plan administrators.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Service and Distribution Plan.  The Service and Distribution Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Service and Distribution Plan, cast in-person at a meeting called for that purpose.

The Service and Distribution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios.  The Service and Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios.  Once terminated, no further payments shall be made under the Service and Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Service and Distribution Plan was adopted because of its anticipated benefit to the Portfolios.  These anticipated benefits include increased promotion and distribution of the Portfolios’ shares, an enhancement in the Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

Class I Shares

Class I shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Class I shares of a Portfolio are offered without a sales charge, a shareholder servicing fee or a distribution fee.

Shareholder Service Plan (Class S Shares and Class S2 Shares)

The Trust entered into a Shareholder Service Plan, effective January 1, 2007, as amended and restated on November 29, 2012, on behalf of Class S shares and Class S2 shares of the Portfolios. Under the Shareholder Service Plan, the Distributor, as the shareholder services agent, has agreed to provide certain services including, but not limited to, the following: teleservicing support in connection with existing investments in the Portfolios; delivery and responding to inquiries respecting Portfolio Prospectuses, reports, notices, proxies and proxy statements and other information respecting the Portfolios; facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of Trust shareholders; the conveyance of information relating to shares purchased and redeemed and share balances to the Trust or its transfer agent, as may be reasonably requested; provision of support services including providing information about the Trust and its Portfolios and answering questions respecting the Trust and its Portfolios, including questions respecting Variable Contract owners’ interest in one or more Portfolios; and provide such other related services as the Portfolios or a shareholder may request.  The Distributor may subcontract with other parties for the provision of shareholder support services.

In consideration of the services provided by the Distributor pursuant to the Shareholder Service Plan, the Distributor receives from each Portfolio’s Class S shares and Class S2 shares a fee of 0.25%, expressed as a percentage of the average daily net asset values of the Portfolio’s shares.

Distribution Plan (Class S2 Shares)

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the 1940 Act (”Distribution Plan”) dated November 5, 2003, as amended and restated on November 29, 2012, on behalf of Class S2 shares of the Portfolios.

The Distribution Plan provides that Class S2 shares of the Portfolios shall pay a distribution fee at an annual rate not to exceed 0.25% of the average daily net assets of each Portfolio (“Distribution Fee”) to the Distributor for distribution services.  The Distributor may use all or any portion of such Distribution Fee to pay for fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses.  The Distribution Plan was approved by all of the Trustees, including all of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan.

Since the Distribution Fees are not directly tied to expenses, the amount of the Distribution Fees paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “reimbursement variety” (in contrast to “compensation” arrangements by which a distributor’s payments are directly linked to its expenses).  Class S2 shares of the Portfolios are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of 3-years. Each Portfolio’s Class S2 shares are entitled to exclusive voting rights with respect to matters concerning the Distribution Plan.

The Distribution Plan permits Class S2 shares of each Portfolio to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.25% of the average daily net assets of each Portfolio attributable to an insurance company’s Variable Contract owners during that quarterly period.  Expenses payable pursuant to the Distribution Plan include, but are not limited to, the following costs: (i) printing and mailing prospectuses and reports to prospective Variable Contract owners; (ii) relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials intended for use by the insurance companies; (iii) holding seminars and sales meetings designed to promote sales of the Portfolios’ shares; (iv) obtaining information and providing explanations to Variable Contract owners regarding the Portfolios’ investment objectives and policies and other information about the Portfolios; (v) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts; (vi) training sales personnel regarding the Portfolios; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolios’ shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Distribution Plan.  The

Distribution Plan is subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Distribution Plan, cast in-person at a meeting called for that purpose.  The Distribution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each Portfolio.  The Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios.  Once terminated, no further payments shall be made under the Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Distribution Plan was adopted because of its anticipated benefit to the Portfolios.  These anticipated benefits include increased promotion and distribution of the Portfolios’ shares, an enhancement in the Portfolios’ ability to maintain accounts and improve asset retention, and increased stability of net assets for the Portfolios.
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Total Distribution Expenses

The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares of the Portfolios for the fiscal year ended December 31, 2013. The Distributor in turn re-allocated the fees it received to various affiliated Insurance Companies who offer Class ADV and Class S2 shares through Variable Contract or Qualified Plan products.
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Distribution Expenses	Class ADV	Class I	Class S	Class S2	Undesignated
VY BlackRock Health Sciences Opportunities Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$1,735	$0	$797,893	$0	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$1,735	$0	$797,893	$0	N/A

VY BlackRock Inflation Protected Bond Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$548,849	$0	$1,071,801	$0	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$548,849	$0	$1,071,801	$0	N/A

VY BlackRock Large Cap Growth Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$66,873	$0	$386,576	$31,375	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$66,873	$0	$386,576	$31,375	N/A

VY Clarion Global Real Estate Portfolio
Advertising	$2	$7	$5	$0	N/A
Printing	$35	$132	$100	$1	N/A
Salaries & Commissions	$3,863	$11,723	$8,249	$84	N/A
Broker Servicing	$123,516	$2,334	$425,021	$7,676	N/A
Miscellaneous	$77	$213	$218	$3	N/A
Total	$127,493	$14,409	$433,593	$7,764	N/A

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
Distribution Expenses	Class ADV	Class I	Class S	Class S2	Undesignated
VY Clarion Real Estate Portfolio
Advertising	$4	$4	$11	$1	N/A
Printing	$80	$72	$213	$19	N/A
Salaries & Commissions	$8,371	$6,515	$17,727	$2,066	N/A
Broker Servicing	$364,030	$1,330	$1,181,677	$109,627	N/A
Miscellaneous	$166	$130	$474	$54	N/A
Total	$372,651	$8,050	$1,200,102	$111,767	N/A

VY FMRSM Diversified Mid Cap Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$377,292	$0	$2,281,370	$285,370	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$377,292	$0	$2,281,370	$285,370	N/A

VY Franklin Income Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$238,333	$0	$1,343,539	$40,624	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$238,333	$0	$1,343,539	$40,624	N/A

VY Franklin Mutual Shares Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$51,898	$0	$507,447	$0	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$51,898	$0	$507,447	$0	N/A

VY Global Resources Portfolio
Advertising	$6	$1	$11	$0	N/A
Printing	$110	$21	$215	$8	N/A
Salaries & Commissions	$10,627	$1,907	$15,493	$625	N/A
Broker Servicing	$644,890	$438	$1,431,027	$84,058	N/A
Miscellaneous	$245	$46	$389	$17	N/A
Total	$655,877	$2,413	$1,447,135	$84,709	N/A

VY High Yield Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$658,795	$0	$1,836,890	$25,399	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$658,795	$0	$1,836,890	$25,399	N/A

VY Invesco Growth and Income Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$75,609	$0	$1,323,229	$201,024	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$75,609	$0	$1,323,229	$201,024	N/A

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
Distribution Expenses	Class ADV	Class I	Class S	Class S2	Undesignated
VY JPMorgan Emerging Markets Equity Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$237,332	$0	$1,487,818	$102,441	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$237,332	$0	$1,487,818	$102,441	N/A

VY JPMorgan Small Cap Core Equity Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$372,534	$0	$976,132	$184,623	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$372,534	$0	$976,132	$184,623	N/A

Voya Large Cap Growth Portfolio
Advertising	$51	$27	$33	$4	N/A
Printing	$966	$517	$625	$75	N/A
Salaries & Commissions	$84,373	$85,274	$62,208	$7,568	N/A
Broker Servicing	$11,011,921	$17,249	$2,396,843	$186,093	N/A
Miscellaneous	$2,315	$2,235	$1,593	$147	N/A
Total	$11,099,626	$105,301	$2,461,302	$193,887	N/A

Voya Large Cap Value Portfolio
Advertising	$1	$8	$8	$0	N/A
Printing	$15	$154	$160	$0	N/A
Salaries & Commissions	$1,845	$44,498	$19,936	$0	N/A
Broker Servicing	$44,615	$8,624	$633,567	$0	N/A
Miscellaneous	$39	$1,261	$629	$0	N/A
Total	$46,516	$54,545	$654,301	$0	N/A

Voya Limited Maturity Bond Portfolio
Advertising	$2	$0	$3	$0	N/A
Printing	$46	$2	$62	$0	N/A
Salaries & Commissions	$5,449	$249	$6,075	$0	N/A
Broker Servicing	$224,022	$49	$312,932	$0	N/A
Miscellaneous	$123	$7	$175	$0	N/A
Total	$229,643	$306	$319,247	$0	N/A

Voya Liquid Assets Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$0	$0	$19,410	$6,122	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$0	$0	$19,410	$6,122	N/A

VY Marsico Growth Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$38,158	$0	$1,228,168	$70,277	N/A
Miscellaneous	$0	$0	$0	$0	N/A

Distribution Expenses	Class ADV	Class I	Class S	Class S2	Undesignated
Total	$38,158	$0	$1,228,168	$70,277	N/A

VY MFS Total Return Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$53,386	$0	$1,826,519	$128,580	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$53,386	$0	$1,826,519	$128,580	N/A

VY MFS Utilities Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$237,331	$0	$1,456,196	$2,682	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$237,331	$0	$1,456,196	$2,682	N/A

VY Morgan Stanley Global Franchise Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$242,554	$0	$958,298	$245,124	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$242,554	$0	$958,298	$245,124	N/A

Voya Multi-Manager Large Cap Core Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$8,628	$0	$136,749	$0	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$8,628	$0	$136,749	$0	N/A

VY T. Rowe Price Capital Appreciation Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$1,639,563	$0	$9,340,466	$364,231	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$1,639,563	$0	$9,340,466	$364,231	N/A

VY T. Rowe Price Equity Income Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$349,829	$0	$2,658,011	$478,595	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$349,829	$0	$2,658,011	$478,595	N/A
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
Distribution Expenses	Class ADV	Class I	Class S	Class S2	Undesignated
VY T. Rowe Price International Stock Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$62,053	$0	$423,539	$0	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$62,053	$0	$423,539	$0	N/A

VY Templeton Global Growth Portfolio
Advertising	$0	$0	$0	$0	N/A
Printing	$0	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	$0	N/A
Broker Servicing	$42	$0	$701,541	$21,700	N/A
Miscellaneous	$0	$0	$0	$0	N/A
Total	$42	$0	$701,541	$21,700	N/A

Voya U.S. Stock Index Portfolio
Advertising	$9	$70	$4	$12	N/A
Printing	$166	$1,339	$69	$220	N/A
Salaries & Commissions	$14,814	$101,136	$8,738	$23,635	N/A
Broker Servicing	$483,969	$22,771	$87,442	$514,892	N/A
Miscellaneous	$263	$2,025	$207	$517	N/A
Total	$499,221	$127,341	$96,460	$539,276	N/A
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Total Distribution and/or Shareholder Service (12b-1) Fees Paid

The following table sets forth the total distribution and/or shareholder service (12b-1) fees paid by the Portfolios for the fiscal years ended December 31, 2013, 2012, and 2011:
Portfolio	December 31
	2013	2012	2011
VY BlackRock Health Sciences Opportunities Class ADV Class S2 Class S	$1,735 N/A $797,893	$583 N/A $548,730	$130 $3 $513,041
VY BlackRock Inflation Protected Bond Class ADV Class S2 Class S	$682,312 N/A $1,071,801	$635,419 N/A $1,394,846	$296,311 N/A $919,393
VY BlackRock Large Cap Growth Class ADV Class S2 Class S	$83,592 $39,219 $409,203	$70,479 $34,098 $402,644	$51,324 $30,503 $410,231
VY Clarion Global Real Estate Class ADV Class S2 Class S	$153,485 $9,568 $422,950	$94,577 $9,442 $418,066	$64,157 $10,501 $439,143
VY Clarion Real Estate Class ADV Class S2 Class S	$453,013 $136,455 $1,177,206	$294,122 $127,629 $1,197,869	$149,301 $109,741 $1,142,806
VY FMRSM Diversified Mid Cap Class ADV Class S2 Class S	$471,615 $356,716 $2,281,908	$422,129 $328,286 $2,276,388	$355,962 $347,702 $2,686,662
VY Franklin Income
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
Portfolio	December 31
	2013	2012	2011
Class ADV Class S2 Class S	$297,917 $50,780 $1,343,540	$173,361 $47,616 $1,264,720	$99,925 $45,258 $1,249,059
VY Franklin Mutual Shares Class ADV Class S2 Class S	$64,873 N/A $507,447	$50,852 N/A $470,031	$40,620 N/A $499,787
Voya Global Resources Class ADV Class S2 Class S	$803,213 $104,871 $1,426,987	$878,693 $115,889 $1,640,002	$737,479 $143,184 $2,126,084
Voya High Yield Class ADV Class S2 Class S	$823,495 $31,749 $1,836,890	$519,517 $17,712 $1,772,789	$295,044 $6,054 $1,584,305
VY Invesco Growth and Income Class ADV Class S2 Class S	$94,511 $251,280 $1,323,228	$70,850 $230,686 $1,225,249	$71,288 $246,015 $1,307,722
VY JPMorgan Emerging Markets Equity Class ADV Class S2 Class S	$296,665 $128,051 $1,487,818	$261,134 $133,265 $1,574,807	$232,756 $155,011 $1,705,570
VY JPMorgan Small Cap Core Equity Class ADV Class S2 Class S	$465,667 $230,780 $976,132	$185,977 $190,965 $746,963	$88,618 $183,022 $676,489
Voya Large Cap Growth Class ADV Class S2 Class S	$17,538,108 $230,780 $2,382,614	$7,593,807 $125,712 $1,137,204	$281,918 $31,538 $689,802
Voya Large Cap Value Class ADV Class S2 Class S	$55,331 $41 $628,671	$22,603 N/A $197,010	$15,579 N/A $148,059
Voya Limited Maturity Bond Class ADV Class S	$278,677 $311,424	$217,690 $361,771	$127,833 $421,754
Voya Liquid Assets Class ADV Class S2 Class S	N/A $1,366,240 $2,008,170	N/A $1,189,785 $2,293,252	N/A $1,036,696 $2,800,844
VY Marsico Growth Class ADV Class S2 Class S	$47,698 $87,847 $1,228,168	$37,858 $85,901 $1,232,915	$47,533 $89,546 $1,382,384
VY MFS Total Return Class ADV Class S2 Class S	$66,733 $160,724 $1,826,519	$46,918 $158,385 $1,824,547	$36,783 $169,401 $1,986,513
VY MFS Utilities Class ADV Class S2 Class S	$296,664 $3,354 $1,456,196	$190,031 $1,628 $1,394,244	$92,769 $595 $1,344,494
VY Morgan Stanley Global Franchise Class ADV Class S2	$303,193 $306,404	$133,581 $305,685	$45,156 $311,429
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
Portfolio	December 31
	2013	2012	2011
Class S	$958,298	$919,087	$852,570
Voya Multi-Manager Large Cap Core Class ADV Class S	$10,784 $136,749	$8,801 $125,479	$7,428 $141,317
VY T. Rowe Price Capital Appreciation Class ADV Class S2 Class S	$2,049,456 $455,288 $9,340,466	$1,213,944 $414,904 $8,446,636	$866,434 $409,850 $8,335,871
VY T. Rowe Price Equity Income Class ADV Class S2 Class S	$437,287 $598,243 $2,658,011	$310,377 $478,456 $2,402,310	$249,223 $401,217 $2,433,444
VY T. Rowe Price International Stock Class ADV Class S2 Class S	$77,566 N/A $423,539	$44,923 N/A $428,119	$39,828 $2,168 $472,824
VY Templeton Global Growth Class ADV Class S2 Class S	$42 $27,125 $701,541	$35 $21,388 $613,979	$6 $22,458 $709,301
Voya U.S. Stock Index Class ADV Class S2 Class S	$680,755 $637,686 $89,289	$348,741 $340,377 $66,215	$130,659 $202,963 $65,599

1.	The Portoflio commenced operations on September 9, 2013.
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Shareholders of the Class ADV shares of each Portfolio are generally entitled to exchange those shares at net asset value for Class ADV shares of other Portfolios that offer Class ADV shares.  Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange.  Shareholders of Class S shares of each Portfolio are generally entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares.  Shareholders of the Class S2 shares of each Portfolio are generally entitled to exchange those shares at net asset value for Class S2 shares of other Portfolios that offer Class S2 shares.  Shareholders of the Class S2 shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class S2 shares after the exchange.  Shareholders of Class I shares of each Portfolio are generally entitled to exchange those shares at net asset value for Class I shares of other Portfolios that offer Class I shares.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies.  Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders.

EXPENSES

A Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year, and a Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, each Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of  Directors who are not affiliated with the Advisers.  Certain expenses of each Portfolio are generally allocated to the Portfolio, and each class of a Portfolio, in proportion to its pro rata average net assets; provided that expenses that are specfic to a class of the Portfolio may be charged directly to that class in accordance with the Portfolios’ Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.  Certain operating expenses shared by several portfolios are generally allocated amongst those portfolios based on average net assets.

ADMINISTRATOR
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Voya Funds Services, LLC (“Administrator”) serves as Administrator to certain Portfolios (“Administrator Portfolios”), pursuant to administrative services agreement between the Trust and the Administrator dated August 21, 2003, as amended and restated on March 7, 2013 (“Administration Agreement”).  The Administrator’s primary address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ  85258.  Subject to the supervision of the Board, the Administrator has agreed to provide all administrative services necessary for the operation of the Administrator Portfolios except for those services performed by the Advisers under the Investment Advisory Agreements, each Sub-Adviser under the respective sub-advisory agreements, if applicable, the custodian under the Custodian Agreement, the Transfer Agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Administrator Portfolios from time to time.  The Administrator acts as a liaison among these service providers to the Administrator Portfolios.  The Administrator also furnishes the Administrator Portfolios with adequate personnel, office space, communications facilities and other facilities necessary for the operation of the Administrator Portfolios.  These services include preparation of annual and other reports to shareholders and to the SEC.  The Administrator also handles the filing of federal, state and local income tax returns for the Administrator Portfolios not being furnished by other service providers.  The Administrator is also responsible for monitoring the Administrator Portfolios’ compliance with applicable legal requirements and with their investment policies and restrictions.
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According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under the Agreement, including, without limitation, the expenses of preparing registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies on behalf of the Administrator Portfolios.
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The Administration Agreement will remain in effect from year-to-year if approved annually by a majority of the Trustees.  The Administrative Services Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Trust.

In addition, DSL has entered into an Amended and Restated Administrative Services Sub-Contract (“Sub-Contract”) with the Administrator, effective January 2, 2003, as amended and restated, for the Portfolios identified in the table below. Under the Sub-Contract, the Administrator assumes responsibility for providing non-advisory services to the Trust required of DSL under the Investment Advisory Agreements on DSL’s behalf. Under the Sub-Contract, the Administrator is compensated by DSL a portion of the fee it receives for the services performed by the Administrator under the Sub-Contract.
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The table below identifies the agreement under which each Portfolio operates:
Portfolio	Administration Agreement	Administrative Services Sub-Contract
VY BlackRock Health Sciences Opportunities		X
VY BlackRock Inflation Protected	X
VY BlackRock Large Cap Growth		X

VY Clarion Global Real Estate	X
VY Clarion Real Estate	X
VY FMRSM Diversified Mid Cap		X
VY Franklin Income	X
VY Franklin Mutual Shares		X
Voya Global Resources		X
Voya High Yield		X
VY Invesco Growth and Income		X
VY JPMorgan Emerging Markets Equity		X
VY JPMorgan Small Cap Core Equity		X
Voya Large Cap Growth	X
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
Portfolio	Administration Agreement	Administrative Services Sub-Contract
Voya Large Cap Value	X
Voya Limited Maturity Bond		X
Voya Liquid Assets		X
VY Marsico Growth		X
VY MFS Total Return		X
VY MFS Utilities	X
VY Morgan Stanley Global Franchise		X
Voya Multi-Manager Large Cap Core		X
VY T. Rowe Price Capital Appreciation		X
VY T. Rowe Price Equity Income		X
VY T. Rowe Price International Stock	X
VY Templeton Global Growth		X
Voya U.S. Stock Index		X
Administrative Service Fees

The Portfolios under the Administration Agreement listed above pay the Administrator an annual administrative service fee of 0.10% of each Portfolio’s average daily net assets, accrued daily against the value of each Portfolio’s net assets and payable by each Portfolio monthly in arrears.

Total Administrative Service Fees Paid

The following table sets forth the administrative service fees paid to the Administrator by the Portfolios under the Administration Agreement for the fiscal years ended December 31, 2013, 2012 and 2011.
Portfolio	December 31
	2013	2012	2011
VY BlackRock Inflation Protected Bond	$1,021,328	$1,108,537	$834,683
VY Clarion Global Real Estate	$310,502	$317,317	$407,326
VY Clarion Real Estate(1)	$677,163	$644,242	$277,674
VY Franklin Income	$890,479	$811,500	$816,479
Voya Large Cap Growth	$4,534,851	$2,284,561	$896,977
Voya Large Cap Value	$635,753	$346,357	$290,878
VY MFS Utilities	$627,337	$588,337	$555,104
VY T. Rowe Price International Stock	$229,843	$231,347	$252,001

(1)
Effective July 1, 2011, the Portfolio changed its fee structure from a “bundled” administration fee arrangement under which the Portfolio did not pay an administrative fee to the Administrator to paying the Administrator an annual rate of 0.10% of the Portfolio’s average daily net assets under a “traditional” fee structure for administrative types of services.

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OTHER SERVICE PROVIDERS
Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian of the Portfolios.  The Bank of New York Mellon takes no part in the decisions relating to the purchase or sale of a Portfolio’s portfolio securities.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Portfolios.  KPMG LLP provides audit services, tax return preparation, and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts, 02111.

Legal Counsel

Legal matters for each Portfolio are passed upon by Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolios.

PORTFOLIO TRANSACTIONS

The Adviser or the Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for the Portfolio pursuant to authority granted in the relevant Investment Advisory Agreement or Sub-Advisory Agreement.  Subject to policies and procedures approved by the Board, each Adviser or each Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or an Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain OTC securities may also be effected on an agency basis, when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Advisers or a Sub-Adviser may also place trades using an ECN or ATS.

How the Advisers or Sub-Advisers Select Broker-Dealers

The Advisers or a Sub-Adviser has a duty to seek to obtain best execution of a Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Advisers or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Advisers or a Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Advisers or a Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Portfolio’s orders, the Advisers or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  These credits are used to pay certain expenses of the Portfolio.  These commission recapture payments benefit the Portfolios, and not the Advisers or a Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker dealers to execute a trade for a Portfolio, the Advisers or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Advisers or a Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As permitted by Section 28(e) of the 1934 Act, the Advisers or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Advisers or a Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Advisers’ or a Sub-Adviser’s overall responsibilities to a Portfolio and its other investment advisory clients. The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Advisers or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Advisers’ or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.   On occasion, a broker-dealer may furnish the Advisers or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Advisers or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Advisers or a Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

Benefits to the Advisers or a Sub-Adviser - Research products and services provided to the Advisers or a Sub-Adviser by broker dealers that effect securities transactions for a Portfolio may be used by the Advisers or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Advisers or a Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Advisers or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees payable to the Advisers or sub-advisory fees payable to a Sub-Adviser for services provided to the Portfolios.  The Advisers’ or a Sub-Adviser’s expenses would likely increase if the Advisers or a Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Advisers or Sub-Advisers

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Advisers, or Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and the FINRA.  Under these rules, an Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither a Portfolio nor an Adviser or a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker dealer to pay for distribution of Portfolio shares.  Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio may also be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolios will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolios to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While an Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Advisers or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, a reorganization, or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures.  Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolios are concerned.  However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated RICs or series thereof provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

The following table sets forth the total brokerage commissions paid by each of the Portfolios for the fiscal years ended December 31, 2013, 2012, and 2011.
Portfolio	2013	2012	2011
VY BlackRock Health Sciences Opportunities	$310,884(1)	$401,355(1)	$627,902
VY BlackRock Inflation Protected Bond	$114,564(1)	$138,587(2)	$114,641
VY BlackRock Large Cap Growth	$159,895(1)	$469,870(1)	$486,091
VY Clarion Global Real Estate	$259,739(1)	$420,039(2)	$311,585
VY Clarion Real Estate	$572,440(2)	$325,280(1)	$362,922
VY FMRSM Diversified Mid Cap	$1,961,722(1)	$2,982,366(2)	$1,700,559
VY Franklin Income	$144,291(2)	$136,527(2)	$126,833
VY Franklin Mutual Shares	$155,297(2)	$153,379(1)	$231,483
Voya Global Resources	$570,019(1)	$879,285(1)	$1,670,360
Voya High Yield	$451(2)	-(1)	$512
VY Invesco Growth and Income	$328,175(2)	$309,168(1)	$331,842
VY JPMorgan Emerging Markets Equity	$952,910(2)	$518,065(2)	$451,577
VY JPMorgan Small Cap Core Equity	$528,823(2)	$376,930(1)	$449,723
Voya Large Cap Growth	$3,156,488(2)	$2,569,083(2)	$1,321,179
Voya Large Cap Value	$817,280(2)	$692,075(2)	$394,516
Voya Limited Maturity Bond	$12,328(2)	$10,17821)	$8,571
Voya Liquid Assets	-	-	-
VY Marsico Growth	$553,714(1)	$ 606,674(1)	$772,577
VY MFS Total Return	$261,808(2)	$146,027(1)	$204,954
VY MFS Utilities	$648,444(1)	$789,766(1)	$826,722
VY Morgan Stanley Global Franchise	$168,357(1)	$206,075(1)	$235,620
Voya Multi-Manager Large Cap Core	$298,775(2)	$42,778(2)	$19,981
VY T. Rowe Price Capital Appreciation	$1,584,537(1)	$1,854,730(1)	$2,462,196
VY T. Rowe Price Equity Income	$240,219(1)	$300,761(1)	$341,685
VY T. Rowe Price International Stock	$250,370(2)	$226,599(1)	$351,838
VY Templeton Global Growth	$228,576(1)	$259,419(1)	$401,730
Voya U.S. Stock Index	$597,197(2)	$201,255(1)	$807,580

(1)	The decrease in the brokerage commissions paid by the Portfolio is due to a decrease in the trading activity of the Portfolio.
(2)	The increase in the brokerage commissions paid by the Portfolio is due to an increase in trading activity of the Portfolio.
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For the fiscal year ended December 31, 2013, the following total brokerage commissions, and affiliated brokerage commissions were paid. Where commissions were paid to affiliates, the percentage of commissions paid, the percentage of a Portfolio’s transactions involving the payment of commission to affiliates and the affiliate(s) are also noted.

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Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio’s Principal Amount of Transactions	Affiliate
VY FMRSM Diversified Mid Cap	$1,961,722	$3,760	0.19%	0.66%	Fidelity Capital Markets Services
VY Invesco Growth Income Portfolio	$328,175	$4,207	1.28%	3.10%	Invesco Capital Markets, Inc.
VY Morgan Stanley Global Franchise	$168,357	$76	0.04%	0.02%	Morgan Stanley & Co. Inc.
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For the fiscal year ended December 31, 2012, the following total brokerage commissions, and affiliated brokerage commissions were paid. Where commissions were paid to affiliates, the percentage of commissions paid, the percentage of a Portfolio’s transactions involving the payment of commission to affiliates and the affiliate(s) are also noted.
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Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio’s Principal Amount of Transactions	Affiliate
VY FMRSM Diversified Mid Cap	$12,623	$2,982,366	0.42%	1.53%	Fidelity Capital Markets Services
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For the fiscal year ended December 31, 2011, the following total brokerage commissions, and affiliated brokerage commissions were paid. Where commissions were paid to affiliates, the percentage of commissions paid, the percentage of a Portfolio’s transactions involving the payment of commission to affiliates and the affiliate(s) are also noted.
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Portfolio	Total Amount of Commission Paid	Total Amount of Commissions Paid to Affiliate	% of Total Commission Paid to Affiliate	% of Portfolio’s Principal Amount of Transactions	Affiliate
VY FMRSM Diversified Mid Cap	$1,700,559	$10,508	0.62%	2.81%	Fidelity Capital Markets Services
VY FMRSM Diversified Mid Cap	$1,700,559	$506	0.03%	0.02%	ING Financial Markets
VY Franklin Mutual Shares	$231,483	$487	0.21%	0.09%	ING Baring LLC
VY Morgan Stanley Global Franchise	$235,620	$2,114	0.90%	1.13%	Morgan Stanley & Co. LLC
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Fidelity Capital Markets is an affiliate of Fidelity Management & Research Company, the Sub-Adviser for FMRSM Diversified Mid Cap.  Barings Securities Corporation is an affiliate of Barings International Investment Limited, an affiliate of the Adviser and Sub-Adviser of Global Resources.  Furman Securities Corp. is an affiliate of the Advisers, as each is owned by ING Groep.
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The Advisers are affiliates of Voya Investors Trust.
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The Sub-Advisers may purchase new issues of securities for the Portfolios in underwritten fixed-price offerings.  In these situations, the underwriter or selling group member may provide the Sub-Advisers with research in addition to selling the securities (at a fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Sub-Advisers, and the Sub-Advisers without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer that has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Sub-Advisers.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker-dealer in the light of generally prevailing rates.  The allocation of orders among broker-dealers and the commission rates paid are reviewed periodically by the Trustees.

A Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to SEC Rules, a broker-dealer that is an affiliate of an Advisers or a Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or Sub-Adviser, and if there is in effect a written contract between the Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation.  The Sub-Advisory Agreements provide that such Sub-Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.
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Each of the following is a registered broker-dealer and an affiliate of DSL and Voya Investments, Advisers to Voya Investors Trust as December 31, 2012:  Bancnorth Investment Group, Inc.; Financial Network Investment Corporation; Guaranty Brokerage Services, Inc.; ING Alternative Asset Management LLC; ING America Equities, Inc.; ING Financial Advisers, LLC; ING Financial Markets LLC; ING Financial Partners, Inc.; Voya Investments Distributor, LLC; ING Investment Advisors, LLC; ING Investment Management Advisors B.V.; ING Investment Management Asia Pacific (Hong Kong) LTD.; Voya Investment Management Co. LLC; Voya Investment Management LLC; ING Investment Management Services LLC; Multi-Financial Securities Corporation; Pomona Management LLC, d/b/a, Pomona Capital; Prime Vest Financial Services, Inc.; and Systematized Benefits Administrators, Inc.
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Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.

During the fiscal year ended December 31, 2013, the following Portfolios acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies. The holdings of securities of such brokers and dealers were as follows as of December 31, 2013:
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Portfolio	Broker/Dealer	Market Value
VY BlackRock Inflation Protected Bond	JPMorgan Chase	$588,318
VY Clarion Global Real Estate	Sumitomo Group	$7,205,049
VY FMRSM Diversified Mid Cap	Lazard Group	$1,660,615
	Raymond James	$1,576,816
VY Franklin Income	Bank of America	$20,724,261
	Bank of America	$1,685,929
	Barclays	$7,607,288
	JPMorgan Chase	$13,216,480
	JPMorgan Chase	$13,793,950
	Royal Bank of Canada	$3,038,580
	Wells Fargo	$28,840,260
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Portfolio	Broker/Dealer	Market Value
VY Franklin Mutual Shares	Barclays	$6,275,254
	Citigroup	$5,889,576
	JPMorgan Chase	$7,163,215
	Morgan Stanley	$3,029,376
	Societe Generale	$2,425,990
Voya High Yield	Bank of America	$703,714
	Barclays	$3,253,257
	Credit Suisse	$533,125
	Goldman Sachs	$32,518
	Jefferies Group	$1,567,500
	JPMorgan Chase	$278,450
	Royal Bank of Scotland	$626,634
	UBS	$1,037,900
VY Invesco Growth and Income	Bank of America	$6,191,519
	Citigroup	$23,937,406
	Goldman Sachs	$6,367,534
	JPMorgan Chase	$30,233,283
	Morgan Stnaley	$16,080,154
	State Street	$7,063,347
	Wells Fargo	$7,878,761
VY JPMorgan Emerging Markets Equity	Banco Itau	$8,449,810
	Standard Chartered	$10,378,757
VY JPMorgan Small Cap Core Equity	Cowen Group	$273,700
	Invesement Technology Group	$2,006,656
	Piper Jaffray	$494,375
	Royal Bank of Canada	$5,042,423
Voya Large Cap Value	AXA Group	$8,774,816
	Bank of America	$33,489,186
	Citigroup	$34,750,387
	JPMorgan Chase	$43,210,580
Voya Limited Maturity Bond	Bank of America	$4,518,050
	Bank of New York	$1,068,421
	Barclays	$1,871,190
	BNP Paribas	$478,984
	Citigroup	$7,051,095
	Credit Suisse	$2,238,310
	Goldman Sachs	$2,293,953
	HSBC	$785,899
	JPMorgan Chase	$9,011,383
	Mitsubishi Group	$711,002
	Morgan Stanley	$2,673,,062
	Royal Bank of Canada	$1,700,129
	Royal Bank of Scotland	$1,034,825
	UBS	$4,344,298
	US Bankcorp	$269,697
	Wells Fargo	$2,520,307
Voya Liquid Assets	BNP Paribas	$46,994,324
	Deutsche Bank	$563,825
	JPMorgan	$14,247,336
	Royal Bank of Canada	$24,000,000
	Wells Fargo	$36,250,000
VY Marsico Growth	Citigroup	$23,243,718
VY MFS Total Return	Bank of America	$2,400,240
	Bank America	$3,756,581
	Bank of New York	$5,973,866
	BNP Paribas	$578,925
	Citigroup	$3,794,622
	Credit Suisse	$3,133,970
	General Electric	$1,073,844
	Goldman Sachs	$6,833,550
	Goldman Sachs	$4,580,885
	HSBC	$820,267
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Portfolio	Broker/Dealer	Market Value
HSBC	$635,922
JPMorgan Chase	$20,321,800
JPMorgan Chase	$6,675,798
Mizuho Financial Group	$1,528,406
Morgan Stanley	$1,556,616
Morgan Stanley	$2,057,597
Royal Bank of Scotland	$342,963
State Street	$4,128,701
Suntrust Bank	$811,403
Suntrust Bank	$372,246
Wells Fargo	$14,060,834
Wells Fargo	$4,034,361
Voya Multi-Manager Large Cap Core Portfolio	Bank of America	$1,798,506
	JPMorgan Chase	$4,900,273
	Wells Fargo	$11,070,200
VY T. Rowe Price Capital Appreciation	JPMorgan Chase	$60,275,921
	State Street	$106,415,500
	US Bankcorp	$59,878,730
VY T. Rowe Price Equity Income	Bank of America	$25,876,079
	Bank of New York	$377,352
	JPMorgan Chase	$45,038,021
VY T. Rowe Price International Stock	AXA Group	$2,833,841
	Banco Itau	$2,562,514
	Barclays	$2,897,809
	Credit Suisse	$4,002,239
	Macquarie Capital	$1,609,171
	Samsung Group	$549,886
	Standard Chartered	$2,270,655
VY Templeton Global Growth	AXA Group	$8,266,097
	BNP Paribas	$11,846,233
	Citigroup	$10,511,629
	Credit Agricole	$8,100,057
	Credit Suisse	$9,034,945
	HSBC	$6,081,954
	JPMorgan Chase	$7,017,600
	Morgan Stanley	$8,908,435
	UBS	$2,240,623
Voya U.S. Stock Index	Bank of America	$45,762,970
	Bank of New York	$11,058,126
	Citigroup	$43,552,444
	Goldman Sachs	$20,588,926
	JPMorgan Chase	$60,578,730
	Morgan Stanley	$11,972,527
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PURCHASE AND REDEMPTION OF SHARES

For information on purchases and redemptions of shares, see “How to Buy and Sell Shares” in the Portfolios’ Prospectuses. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven (7) days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

Purchase of Shares

Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the variable contracts issued by the insurance companies and to certain qualified pension and retirement plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. Shares of the Portfolios are sold to insurance company Separate Accounts funding Variable Contracts and may be sold to insurance companies that are not affiliated.  The Trust currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering the Trust’s shares to Separate Accounts of unaffiliated insurers, Separate Accounts funding both life insurance policies and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Trust might at sometime be in conflict.  However, the Board and insurance companies whose Separate Accounts invest in the Trust are required to monitor events in order to identify any material conflicts between Variable Contract owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur in one of more insurance company separate accounts, they might withdraw their investment in the Trust.  This might force the Trust to sell securities at disadvantageous prices.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose Separate Account invests in the Trust.

Redemption of Shares

Shares of any Portfolio may be redeemed on any business day.  Redemptions are effected at the NAV per share next determined after receipt of the redemption request by an insurance company whose separate account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of each Portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.  Variable contract owners do no deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the Portfolios, and should refer to the Prospectuses for the applicable variable contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.
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The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in Voya Liquid Assets Portfolio or any successor to such Portfolio.
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Dividends and Distributions

All Portfolios declare and pay dividends quarterly.  Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Portfolio will be declared and paid at least once annually.  Net realized short-term capital gains may be declared and paid more frequently.

NET ASSET VALUE

As noted in the Prospectuses, the NAV and offering price of each class of each Portfolio’s shares will be determined once daily as of Market Close on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.

Portfolio securities listed or traded on a national securities exchange will be valued at the official closing price when available, or for certain markets, the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day.  In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. (See “How Shares are Priced” section of the Prospectuses.)  The long-term debt obligations held in a Portfolio’s portfolio will be valued using independent third party vendors.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance may vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets.  Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.

Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations.  An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets, the effect of the behavior of such markets on fair value of the securities or that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.  Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Listed Options on securities are valued at the mean between the bid and ask of the exchange where they trade. Listed Options on currencies, futures and other financial instruments purchased by the Portfolios are valued at the close reported by the exchange where they trade. If an option does not trade on a particular day, the bid price will be used if the Portfolio is long in the option and the ask price will be used if the Portfolio is short in the option. If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as "Black Scholes." Options that are traded OTC will be valued using an industry accepted model such as “Black Scholes.”

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets.  A Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets.  Once the total value of a Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.
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NAV for Voya Liquid Assets Portfolio Only
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For the purpose of determining the price at which the Portfolio’s shares are issued and redeemed, the NAV per share is calculated immediately after the daily dividend declaration by:  (i) valuing all securities and instruments as set forth below; (ii) subtracting a Portfolio’s liabilities; and (iii) dividing the resulting amount by the number of shares outstanding.  As discussed below, it is the intention of the Portfolio to maintain a NAV per share of $1.00.  The Portfolio’s portfolio instruments are valued on the basis of amortized cost.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount of premium, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold its portfolio.  During periods of declining interest rates, the daily yield on shares of the Portfolio computed as described above may be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments.  Thus, if the use of amortized cost by the Portfolio results in a lower aggregate portfolio value on a particular day, a prospective investors in the Portfolio would be able to obtain a somewhat higher yield than would result from an investment in a portfolio utilizing solely market values, and existing investors in the Portfolio would receive less investment income.  The converse would apply in a period of rising interest rates.

The Portfolio’s use of amortized cost and the maintenance of the Portfolio’s per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act.  As a condition of operating under that Rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of ninety (90) days or less, purchase only instruments having remaining maturities of 397 days or less (as determined in accordance with maturity shortening provisions of the Rule), and invest only in securities which are determined by the Board to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board to be of comparable quality.

As required by Rule 2a-7, the Board has adopted a procedure for the periodic comparison of the Portfolio’s NAV per share as determined based on market values, with the Portfolio’s NAV per share, as determined using amortized cost values.  These procedures require that the Board promptly consider what, if any, action should be taken if the amortized cost NAV deviates from market value NAV by more than ½ of 1 percent.

When determining the market value NAV per share of the Portfolio, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued.  Other investments and assets are valued at fair value, as determined in good faith by the Portfolio’s Board.

TAX CONSIDERATIONS
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The following discussion summarizes certain U.S. federal income tax considerations generally affecting each Portfolio and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning. Holders of Variable Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such Variable Contracts or VLI Policies.
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Qualification as a Regulated Investment Company
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Each Portfolio has elected to be taxed and intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code.  As a RIC, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and not gains from certain foreign currency transactions) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section.
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Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.
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In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, orother income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”). The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of
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recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC.  Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.  However, with regard to foreign currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.
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If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent of the Portfolio’s current and accumulated earnings and profits.  Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders. Under certain circumstances, a Portfolio could cure such a failure and maintain its IRC status.
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Qualification of Segregated Asset Accounts

Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.”    A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations.  Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, U.S. government securities and securities of other RICs.  In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).
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For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.
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Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

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With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Variable Contract might not qualify as a life insurance contract or as an annuity for tax purposes.
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The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.  Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.
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Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the affected portfolio and other Variable Contracts.  You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (i) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during such taxable year, over (ii) the premiums paid under the contract during the taxable year.  In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

If a Portfolio fails to qualify to be taxed as a RIC, owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h) of the Code or the regulations thereafter, see the prospectuses for the Variable Contracts.
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Excise Tax on Regulated Investment Companies
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Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, this excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid this excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.
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Foreign Investments
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Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholdings from dividends, interest, and capital gains from the sale or other disposition of a Portfolio’s foreign investments, if any, is generally at a rate between 10% and 35%.  The investment yield of a Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.
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The Portfolios listed above may invest in securities of PFICs.  A PFIC is a foreign corporation that, in general, meets either the following test:  (i) at least 75% of its gross income is passive; or (ii) an average of at least 50% of its assets produce, or are held for the productions of, passive income.  A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments.  Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges.  In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio’s intention to qualify annually as a RIC may limit the Portfolio’s elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

REITs
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A Portfolio may invest in REITs that hold residual interests in real REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusions”) will be subject to U.S. federal income tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolios, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.  In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-except entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting a variable annuity contract or a variable life insurance company contract, cannot be offset by an adjustment to an insurance company’s reserves and, thus, would be currently subject to tax notwithstanding the more general tax deferral principles available to insurance company separate accounts funding variable annuity contracts or variable life insurance company contracts.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.
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Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.
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The foregoing is only a general summary of some of the applicable provisions of the Code and the U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may change at any time.  No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.
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Capital Loss Carryforwards
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Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years, subject to certain limitations. The following table sets forth the capital loss carryforwards which may be used to offset future realized capital gains for federal income purposes as of December 31, 2013.

Portfolio		Amount	Expiration Date

VY BlackRock Inflation Protected Bond		$(29,431,874)	None
		$(20,155,320)	None
Total		$(49,587,194)

VY BlackRock Large Cap Growth	Total	$(6,886,981)	2017

VY Clarion Global Real Estate		$(53,663,528)	2016
		$(138,763,608)	2017
		$(9,567,152)	2018
Total		$(201,994,288)

VY Clarion Real Estate	Total	$(180,948,780)	2017

VY Franklin Income		$(20,607,036)	2016
		$(41,925,368)	2017
		$(106,123)	None
		$(11,709,092)	None
Total		$(74,347,619)

VY Franklin Mutual Shares	Total	$(40,997,437)	2017

Voya Global Resources	Total	$(145,536,908)	2017

Voya High Yield	Total	$(43,934,248)	2017
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Portfolio		Amount	Expiration Date

Voya Large Cap Value		$(4,748,548)	2016
		$(22,962,480)	2017
Total		$(27,711,028)*

Voya Limited Maturity Bond	Total	$(5,861,258)	2017

VY MFS Total Return	Total	$(47,738,275)	2017

VY T. Rowe Price Equity Income		$(4,926,700)	2015
		$(2,390,465)	2016
		$(620,380)	2017
		$(162,382)	2018
Total		$(8,099,927)*

VY T. Rowe Price International Stock		$(40,316,112)	2016
		$(82,466,488)	2017
		$(1,037,310)	None
Total		$(123,819,910)

VY Templeton Global GrowthTotal		$(5,386,032)	2017

*
Utilization of these capital losses is subject to annual limitations under Sections 382 and 383 of the Code. Amounts and taxable years of expiration may be adjusted to reflect future gain/loss activity to comply with the aforementioned limitation rules.

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GENERAL INFORMATION

Capitalization

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each.  The shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. The shares may be issued as whole or fractional shares and are uncertificated. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time, in the future.  Establishment and offering of additional Portfolios will not alter the rights of the Trust’s shareholders. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata shares of the net assets of that Portfolio.

Voting Rights

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders, however to the extent that any matter does not affect the interest of a particular Portfolio or share class, only shareholders of the affected Portfolios or shares classes shall be entitled to vote.  Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund Variable Contracts.  The insurance company depositors of the Separate Accounts pass voting rights attributable to shares held for Variable Contracts through to contract owners as described in the prospectus for the applicable Variable Contract.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services.  The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interest of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Other Information

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision of the management or policies of the Trust by any governmental agency.  The Prospectuses and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Portfolios will be kept informed of their progress through annual and semi-annual shareholder reports showing Portfolio composition, statistical data, and any other significant data, including financial statement audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of the Portfolios ends on December 31 of each year.  Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.
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FINANCIAL STATEMENTS
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The financial statements from the Portfolios’ annual shareholder reports, dated December 31, 2013 are incorporated by reference. Copies of the Portfolios’ annual and unaudited semiannual shareholder reports may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258, or by calling (800) 366-0066.

APPENDIX A
DESCRIPTION OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this Class S.

B -- Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues.  However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FAMILY OF FUNDS

PROXY VOTING PROCEDURES and guidelines

Effective Date: July 10, 2003

Revision Date: May 1, 2014

B-1

I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	8
EXHIBIT 1 – List of Voya funds		9
EXHIBIT 2 – Proxy Voting Procedures of the Advisers		10
I.	Introduction	10
II.	Roles and Responsibilities	10
III.	Voting Procedures	14
IV.	Assessment of the Agent and Conflicts of Interest	15
V.	Reporting and Record Retention	17
APPENDIX 1 – Proxy Group		18
EXHIBIT 3 – Proxy Voting Guidelines of the Voya funds		19
I.	Introduction	19
II.	Guidelines	19
General Policies		19
1.	The Board of Directors	20
2.	Proxy Contests	28
3.	Auditors	28
4.	Proxy Contest Defenses	28
5.	Tender Offer Defenses	29
6.	Miscellaneous	31
7.	Capital Structure	33
8.	Executive and Director Compensation	35
9.	State of Incorporation	39
10.	Mergers and Corporate Restructurings	40
11.	Mutual Fund Proxies	40
12.	Social and Environmental Issues	41
13.	Global Proxies	42

i

I.	Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the Voya family of funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III. below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Boards. These Procedures and Guidelines may be amended only by the Boards. The Boards shall review these Procedures and Guidelines at their discretion, and make any revisions thereto as deemed appropriate by the Boards.

II.	Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines and, where applicable, to make determinations on behalf of a Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	Delegation of Voting Authority

Except as otherwise provided for herein, the Boards hereby delegate to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

____________________

[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.
[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

1

Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board. The Boards may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as they deem appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the Voya funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines, except as described in Section VII.A. below with respect to vote reporting requirements, but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors3, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds (or portfolios or series thereof) set forth on Exhibit 1 attached hereto. This means that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

A.	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal; and
B.	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

____________________

[3]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

2

The foregoing procedure shall also apply to any Voya fund (an “Investing Fund”) that, while not a Fund-of-Funds, invests in one or more underlying funds. Accordingly:

A.	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;
B.	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
C.	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the Feeder Fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in Section VII.A. below with respect to vote reporting requirements, Feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Boards hereby approve such procedures. All material changes to the Adviser Procedures must be approved by the Boards or the Compliance Committees prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as he/she deems appropriate, subject to ratification by the Boards or the Compliance Committees at their next regularly scheduled meeting.

V.	Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereinafter shall have the same meaning as defined in the Adviser Procedures (Exhibit 2).

A.                 Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.                 Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

In the event a Proxy Group member believes he/she has a potential conflict of interest that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Proxy Group member shall so advise the Proxy Coordinator. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.) on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest (as such term is defined in Section V.B.3. below) exists with respect to the Proxy Group member. If recusal, whether voluntary or pursuant to a finding of Counsel, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination shall be subject to the Compliance Committee referral process described in Section V.B.3. below.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be materially conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.      Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.      Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in Sections V.B. above and V.B.4. below.

3.      Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation; where applicable, Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group participating in the voting process and each Investment Professional participating in the voting process complete a Conflicts Report.

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As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent, the Advisers, the Funds’ principal underwriters (“Underwriters”), or an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) of the Funds, their investment advisers, or principal underwriters (hereinafter, “Affiliate”). Such potential conflicts of interest are identified by the Proxy Coordinator based upon information periodically provided by the Agent; analyses of client, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings. The Proxy Coordinator gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Coordinator, and the Advisers rely upon the accuracy of the information received from such parties. Such potential conflicts of interest shall be documented as deemed appropriate by Counsel, e.g., on a consolidated basis rather than individual Conflicts Reports. Upon Counsel’s finding that a conflict of interest exists that could unduly influence vote recommendation(s) (a “material conflict of interest”) with respect to the Agent, the Advisers, Underwriters, or Affiliates, the participating members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the relevant proxy.

If Counsel determines that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, or Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s), generally through the Committee Chair, and forward all information relevant to the Committee’s review, including the following materials or a summary thereof: the applicable Procedures and Guidelines; the recommendation of the Agent, where applicable; the recommendation of the Investment Professional(s), where applicable; any resources used by the Proxy Group in arriving at its recommendation; the Conflicts Report and/or any other written materials establishing whether a conflict of interest exists; and findings of Counsel).

If Counsel determines that there does not appear to be a material conflict of interest with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no material conflict of interest appears to be present. The Proxy Group members shall not be required to complete a Conflicts Report in connection with such votes.

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4.      Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Proxy Coordinator, Agent, Proxy Group, and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds, except as noted below, to vote Within Guidelines, except that Counsel may permit the Proxy Group to abstain from voting any proposal(s) subject to the material conflict, provided such abstention does not have the same effect as an “against” vote and therefore has no effect on the outcome of the vote. If the Agent’s recommendation is deemed by Counsel to be materially conflicted on a matter, no action shall be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as deemed appropriate by Counsel with respect to the nature of the Agent’s material conflict.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

5.      Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.	Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel

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has determined that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or its Underwriters or Affiliates or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Committee Chair and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	Reporting and Record Retention

A.                 Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Series will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the Voya funds’ website. The proxy voting record for each Fund and each Sub-Adviser-Voted Series will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If any Feeder Fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III. above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

B.                 Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 – List of Voya funds

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST4

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

____________________

4 Sub-Adviser-Voted Series: VY Franklin Mutual Shares Portfolio

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EXHIBIT 2 – Proxy Voting Procedures of the Advisers

Voya Investments, LLC

and

Directed Services LLC

I.	Introduction

Voya Investments, LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the Voya family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of Voya Investments, LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	Roles and Responsibilities
A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the Voya family of funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively, the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ Affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no material conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ Affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

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A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote, except that tie votes shall be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from as many absent members as may reasonably be accomplished and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting. In the event a tie vote cannot be timely resolved in this manner in connection with a voting deadline, or in the event that the vote remains a tie, the Proxy Coordinator shall follow the procedures established by a Fund’s Board for resolving a material conflict of interest. In the event a tie vote cannot be timely resolved in this manner, the Proxy Coordinator shall follow the procedures established by a Fund’s Board to address a failure to timely meet quorum requirements. A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes shall be observed.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be materially conflicted as provided for herein, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

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For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for herein, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant Investment Professionals shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

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III.	Voting Procedures
A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.
B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is

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indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable; Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group or, where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

IV.	Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

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Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of Voya Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address potential conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendation(s). The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or, where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Guidelines or, where applicable, the Agent, has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known relationships of either a business or personal nature not previously assessed by Counsel, which may include communications with respect to the referral item, but

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excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal. The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Effective as of May 1, 2014

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EXHIBIT 3 – Proxy Voting Guidelines of the Voya funds

I.	Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered Case-by-Case.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to Case-by-Case proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

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is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

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individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);
(2)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(3)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders. Votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis, and generally:

(1)	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.
(2)	Say on pay responsiveness. Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:
(a)	If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not

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demonstrated an adequate level of responsiveness.

(b)	If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.
(c)	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.
(3)	Say on frequency. If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.
(4)	Tenure. Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.
(5)	Pay for performance. Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated. Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.
(6)	Pay disparity. Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a Case-by-Case basis.
(7)	Change in control provisions. If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees. If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.
(8)	Repricing. If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a

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shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)	Tax benefits. If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.
(10)	Director perquisites. If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.
(11)	Incentive plans. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains). Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the vesting period is too short, performance period being measured is too short, or the packages lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.
(12)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.
(13)	Independence from management. Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.
(14)	Multiple concerns. If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

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(15)	Commitments. Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.
(16)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a Case-by-Case basis.

Accounting Practices:

(1)	Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.
(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.
(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.
(4)	If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a Case-by-Case basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.
(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.
(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the

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company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.
(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring Case-by-Case consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Generally, when the Agent recommends withholding support from any nominee due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will generally be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman

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and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

  Asking that more than a simple majority of directors be independent.
  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.
  Limiting the number of public company boards on which a director may serve.
  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
  Requesting creation of additional board committees or offices, except as otherwise provided for herein.
  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
(2)	Only if the director’s legal expenses would be covered.

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2.	Proxy Contests

These proposals should generally be analyzed on a case-by-case basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

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Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;
(2)	Does not impose supermajority vote requirements; and
(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for

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shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board. Generally, vote AGAINST shareholder proposals, unless significant or multiple corporate governance concerns have been identified. Generally, vote FOR management proposals also supported by the Agent.

Majority Voting Standard

Generally, vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated. Generally, vote FOR amendments to corporate documents or other actions in furtherance of a majority standard. (See also Section 11. Mutual Fund Proxies.)

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Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from a proposal for which support has become moot (e.g., an incentive grant to a person no longer employed by the company.)

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a case-by-case basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

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7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).
•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.
•	Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.
•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or relevant Investment Professional(s).

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Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties. This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except

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that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).
•	Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.
•	Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements. However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.
•	Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).
•	Generally, vote AGAINST plans administered by potential grant recipients.
•	Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.
•	Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.
•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control or results in a change in control but does not terminate the employment relationship).
•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

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Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation. However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

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Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Consider on a CASE-BY-CASE basis proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control. Generally vote FOR management proposals, unless evidence exists of abuse in historical compensation practices. Generally vote AGAINST shareholder proposals regarding the treatment of equity if the change in control cash severance provisions are double-triggered and the company has provided a reasonable rationale regarding the treatment of equity.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);
(2)	The issuer has provided adequate rationale and/or disclosure; or
(3)	Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Consider on a CASE-BY-CASE basis any parachute arrangement proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions. Generally vote FOR such proposals, unless: (1) the total payout to the named executive officers is deemed excessive versus the transaction equity value of the merger, (2) the single-triggered component of the payout is excessive versus the total payout, or (3) the arrangements contain an overly liberal change in control definition.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

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401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).
(2)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a (1) potential takeover defense or (2) significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported. Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed. Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors
•	Converting Closed-end Fund to Open-end Fund
•	Proxy Contests
•	Investment Advisory Agreements
•	Preferred Stock Proposals
•	1940 Act Policies
•	Changing a Fundamental Restriction to a Nonfundamental Restriction
•	Change Fundamental Investment Objective to Nonfundamental
•	Name Rule Proposals
•	Disposition of Assets/Termination/Liquidation
•	Changes to the Charter Document
•	Changing the Domicile of a Fund
•	Change in Fund’s Subclassification
•	Distribution Agreements
•	Mergers
•	Reimburse Shareholder for Expenses Incurred
•	Terminate the Investment Adviser
•	Majority Voting Proposals
12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals

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seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear. This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	the appointment of shareholders to co-sign the minutes of the meeting
•	regulatory filings (e.g., to effect approved share issuances)
•	the designation of inspector or shareholder representative(s) of minutes of meeting
•	the designation of two shareholders to approve and sign minutes of meeting
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

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Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply. For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category. If the Agent opposes audit committee members because fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the remuneration or

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nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•	At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.
•	At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.
•	At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•	Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);
•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•	In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or
•	Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring Case-by-Case consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally supporting nominees or slates of nominees unless:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;
•	Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and
•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;
•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation. For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to

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effect a “protest vote,” (2) a candidate will generally not be supported if the candidate’s agenda is not in line with the long-term best interests of the company, and (3) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring Case-by-Case consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals. Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

For Japanese issuers, generally, follow the Agent’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;
•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or
•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•	Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);
•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;
•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);
•	Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);
•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;
•	Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);
•	Provide inadequate disclosure regarding vesting or performance requirements.
•	Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);
•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;
•	Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;
•	Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or
•	Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;
(2)	The recipient’s overall compensation appears reasonable;
(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and
(4)	The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;
(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
(3)	Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;
(5)	Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);
(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or
(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;
(2)	The recipient’s overall compensation appears reasonable;
(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and
(4)	The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

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Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•	Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
•	Vote FOR specific proposals to increase authorized capital, unless:
▪	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
▪	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

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when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper). Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a case-by-case basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•	The change or policy is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;
•	Notice or disclosure requirements are reasonable; or
•	The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•	It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, generally vote AGAINST management proposals,

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including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility, or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to Institutional Shareholder Services, Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’ Proxy Voting Service and Vote Disclosure Service.  These services include receipt of proxy ballots, working with custodian banks, account maintenance, executing votes, maintaining vote records, providing comprehensive reporting and vote disclosure services. Also, Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to their international research. Although ISS' and/or Glass Lewis's analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1

1.

The issuer is a client1 of Investment Manager or its affiliates;

2.

The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);2

4.

The issuer is a significant executing broker dealer; 3

5.

An Access Person4 of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.

A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member5 of such director or trustee, also serves as an officer or director of the issuer; or

7.

The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings.  The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.  If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may

1  For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates.  Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

2  The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest.  In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

3  The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

4  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

5  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

2

include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions.  The Proxy Review Committee may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees,  a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan.  The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date.  The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances:  (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to either an SEC exemptive order (“cash sweep arrangement”) or Rule 12d1-1 under the 1940 Act; or (3) when required pursuant to an account’s governing documents or applicable law.  Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate

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decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services.  Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.  In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients.  These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and

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Investment Manager's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.  The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:  A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests.  Investment Manager believes that executive compensation should be directly linked to the performance of the company.  Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

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Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications. Investment Manager generally supports the right of shareholders to call special meetings and act by written consent.  However, Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets.  Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets.  As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers.  As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

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PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings.  Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities.  However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) proxy ballot was not received from the custodian; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.  Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.  Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed.  Split voting occurs when a position held within an account is voted in accordance with two differing instructions.  Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV)), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager.  The Proxy Group will periodically review and update this list.

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2.

All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.

In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.

The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.

The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS  by the cut-off date.  However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting,  the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.

With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.

9.

The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.

If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager and obtain instructions regarding whether Investment Manager desires Global Trade Services to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to

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such loaned securities. Global Trade Services will advise the Proxy Group of all recalled securities.

11.

The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs.   The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster.  Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.

The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.

14.

The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

15.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjuction with the compliance department, will conduct periodic due diligence reviews of ISS and Glass Lewis via on-site visits or by written questionnaires.

16.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed.  Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

17.

At least annually, the Proxy Group will verify that:

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Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

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Each proxy or sample of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;

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Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•

Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC,

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500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above.  For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year.  For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year.  The Proxy Group will periodically review web site posting and update the posting when necessary.  In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of March 4, 2011

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

VOYA INVESTORS TRUST
(formerly ING INVESTORS TRUST)
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona  85258
800-366-0066

VY DFA World Equity Portfolio
(formerly ING DFA World Equity Portfolio)
Class/Ticker: ADV/IFPAX; I/IFPIX; S/IFFSX

VY Franklin Templeton Founding Strategy Portfolio
(formerly, ING Franklin Templeton Founding Strategy Portfolio)
Class/Ticker:  ADV/ITFAX; I/ITFIX; S/ITFSX

Voya Global Perspectives Portfolio
(formerly, ING Global Perspectives Portfolio)
Class/Ticker: ADV/IPARX; I/IPIRX; S/IPSRX

Voya Retirement Conservative Portfolio
(formerly, ING Retirement Conservative Portfolio)
Class/Ticker: ADV/IRCAX; I/IRCPX

Voya Retirement Growth Portfolio
(formerly, ING Retirement Growth Portfolio)
Class/Ticker: ADV/IRGPX; I/IIRGX

Voya Retirement Moderate Portfolio
(formerly, ING Retirement Moderate Portfolio)
Class/Ticker: ADV/IRMPX; I/IRMIX

Voya Retirement Moderate Growth Portfolio
(formerly, ING Retirement Moderate Growth Portfolio)
Class/Ticker: ADV/IRMGX; I/IRGMX

Adviser Class (“Class ADV”), Service Class (“Class S”), and Institutional Class (“Class I”) Shares

This Statement of Additional Information (“SAI”) relates to the series listed above (each a “Portfolio,” and collectively, the “Portfolios”) of Voya Investors Trust (“Trust”).  A prospectus or prospectuses dated May 1, 2014 (each a “Prospectus” and collectively, the “Prospectuses”) for the Portfolios, that provide the basic information you should know before investing in the Portfolios, may be obtained without charge from the Portfolios or the Portfolios’ principal underwriter, Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC”) (“Distributor”) at the address or phone number written above.  This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated May 1, 2014, which have been filed with the U.S. Securities and Exchange Commission (“SEC”).
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The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto.  The Portfolios’ financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Portfolios at the address or phone number written above.  Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses, and some additional terms are defined particularly in this SAI.

Shares of the Portfolios are sold to insurance company separate accounts (“Separate Accounts”) so that the Portfolios may serve as investment options under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”).  The Portfolios may also sell their shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolios as well as to the general accounts of any insurance company whose Separate Accounts hold shares of the Portfolios.  Shares of the Portfolios are currently offered to Separate Accounts of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”), as well as non-affiliated insurance companies.  For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

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INTRODUCTION

This SAI is designed to elaborate upon information contained in the Portfolios’ Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolios’ securities and investment techniques. Some of the Portfolios’ investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE TRUST

The Trust is a Massachusetts business trust first established under an Agreement and Declaration of Trust dated August 3, 1988, as an open-end management investment company.
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The Trust is authorized to issue multiple series and classes of shares, each with different investment objectives, policies, and restrictions. The Trust currently has 34 portfolios. However, not all portfolios offered are contained in this SAI.  Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio, and Voya Retirement Moderate Growth Portfolio are hereafter referred to collectively as the “Retirement Portfolios.”

Effective May 1, 2014, the name of the Trust changed from ING Investors Trust to Voya Investors Trust. Effective May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust.  On January 31, 1992, the name of the Trust was changed from The Specialty Managers Trust to The GCG Trust.
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HISTORY OF THE PORTFOLIOS

Portfolio Name Changes

The following table provides information on the name changes of a Portfolio and the date of the change.
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Portfolio	Former Name	Date of Change
VY DFA World Equity	ING DFA World Equity Portfolio	May 1, 2014
ING DFA World Equity	ING DFA Global All Equity Portfolio	August 23, 2010
ING DFA Global All Equity	ING Focus 5 Portfolio	April 30, 2010

Voya Funds Service Providers

The following table reflects various Voya services providers, their historical names, and the service they provide:

Current Name	Previous Name(s)	Service
Voya Investments, LLC	ING Investments, LLC	Investment Adviser
ING Pilgrim Investments, LLC
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Directed Services LLC	Directed Services, Inc.	Investment Adviser
Voya Investments Distributor, LLC	ING Investments Distributor, LLC	Distributor
ING Funds Distributor, LLC
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
Voya Funds Services, LLC	ING Funds Services, LLC	Administrator
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Current Name	Previous Name(s)	Service
ING Pilgrim Group, LLC
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

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SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

1940 Act Classification

Each Portfolio is an open-end management investment company, as that term is defined under the 1940 Act.

Diversification

Each Portfolio is a “diversified” portfolio as that term is defined within the meaning of that term under the Investment Company Act of 1940, as amended and the rules, regulations, and exemptive orders thereunder (“1940 Act”).  The 1940 Act generally requires that a diversified portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).  The Trust is governed by the Board which has the responsibility for the overall management of the Trust.

A non-diversified investment company under the 1940 Act means that a portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a portfolio’s assets in the securities of a small number of issuers may cause a portfolio’s share price to fluctuate more than that of a diversified company. When compared to a diversified portfolio, a non-diversified portfolio may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Investments, Investment Strategies, and Risks
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Under normal market conditions, each Portfolio invests all of its assets in shares of other mutual funds (“Underlying Funds”), as described in the Prospectuses. The Retirement Portfolios may also invest in derivatives, including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps), to make tactical asset allocations and to assist in managing cash. The Retirement Portfolios and Voya Global Perspectives Portfolio may also invest in exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). The investment techniques described below may be pursued directly by the Underlying Funds.
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The following pages identify various securities and investment techniques used by the adviser or a sub-adviser of the Underlying Funds along with the risks associated with them. As a general matter, the Portfolios do not invest directly in securities, but invest in Underlying Funds that, in turn, invest directly in securities (such as stocks and bonds).  Consequently, the Portfolios are subject to the risks described below indirectly through their investment in the Underlying Funds.  The Underlying Funds may use any or all of these techniques at any one time, and the fact that an Underlying Fund may use a technique does not mean that the technique will be used.  An Underlying Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Underlying Fund’s investment objective, policies, and restrictions described in the Underlying Fund’s prospectus and/or statement of additional

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information, as well as the federal securities laws. There can be no assurance that any of the Portfolios will achieve their investment objectives.  Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated.  The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolios’ and the Underlying Funds’ Prospectuses. Where a particular type of security or investment technique is not discussed in the Underlying Funds’ or the Portfolios’ Prospectuses, that security or investment technique is not a principal investment strategy, and the Underlying Fund or Portfolios will not investment more than 5% of its assets in such security or investment technique. See the Underlying Funds’ or the Portfolios’ fundamental investment restrictions for further information.

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Directed Services LLC (“Adviser” or “DSL”) is the Adviser for all of the Portfolios except Voya Global Perspectives Portfolio. Voya Investments, LLC (“Adviser” or “Voya Investments”) (formerly, ING Investments, LLC) is the Adviser for Voya Global Perspectives Portfolio.
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EQUITY SECURITIES

The value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed-income securities.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, an Underlying Fund may consider convertible securities or equity securities to gain exposure to such investments.

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At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, an Underlying Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, Voya’s evaluation of the potential value of such securities in relation to the price that could be obtained by an Underlying Fund at any given time upon sale thereof, the Underlying Fund may determine to hold such securities in its portfolio.
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Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Common Stocks

Common stocks represent an equity (ownership) interest in a company.  This ownership interest generally gives an Underlying Fund the right to vote on measures affecting the company’s organization and operations. Except for Underlying Funds that are non-diversified, such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources and are dependent upon a limited management group.  Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value.  The securities of such companies may be subject to more abrupt or erratic

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 market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including, convertible securities, preferred stock, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock.  A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by an Underlying Fund is called for redemption or conversion, the Underlying Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

By investing in convertible securities, an Underlying Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while earning a higher fixed rate of return than is available in common stocks.

Before conversion, convertible securities have characteristics similar to non-convertible debt instruments in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The market value of convertible debt instruments tends to vary inversely with the level of interest rates.  The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations.  A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security.  If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.  Rating requirements do not apply to convertible debt instruments purchased by an Underlying Fund because the Underlying Funds purchase such securities for their equity characteristics.

Corporate Reorganizations

Indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring may be in the form of loans, notes, bonds, or debentures.  In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal.  The increased market price of these

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securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated.  These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the sub-adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer or as well as the dynamics of the business climate when the offer or proposal is in progress.

Gold and Other Precious Metals
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Some of the Underlying Funds may invest in gold bullion and coins and other precious metals (silver or platinum) bullion and in futures contracts with respect to such metals.  In order to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), each Underlying Fund intends to manage its precious metals investments and/or futures contracts on metals so that less than 10% of the gross income of an Underlying Fund is derived from gold and other precious metals for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) as well as other sources that produce such non-qualifying income.
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Precious metals will not be purchased in any form that is not readily marketable, and gold coins will be purchased for their intrinsic value only (i.e., coins will not be purchased for their numismatic value).  Any metals purchased by an Underlying Fund will be delivered to and stored with a qualified custodian bank.  Precious metals investments do not generate interest or dividend income.

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Precious metal investments are considered speculative and are affected by various worldwide economic, financial, and political factors.  Prices may fluctuate sharply over short time periods due to changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, speculation, changes in industrial and commercial demand, and governmental prohibitions or restriction on the private ownership of certain precious metals or minerals.  Furthermore, at the present time, there are seven major producers of gold bullion: the Republic of South Africa, the United States, Canada, Australia, China, Russia, and Peru.  Political and economic conditions in these countries will have a direct effect on the mining and distribution of gold and, consequently, on its price. Many of these risks also may affect the value of securities of companies engaged in operations respecting gold and other precious metals.
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Hard Asset Securities

The production and marketing of hard assets or global resources may be affected by actions and changes in governments.  In addition, hard asset companies and securities of hard asset companies may be cyclical in nature.  During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various hard assets.  In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others.  Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset.  In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.

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Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public.  Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.  In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information.  As a result of this or other factors, an Underlying Fund’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Underlying Fund.  Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to an Underlying Fund’s shareholders.  In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on an Underlying Fund’s performance when the Underlying Fund’s asset base is small.  Consequently, IPOs may constitute a significant portion of an Underlying Fund’s returns particularly when the Underlying Fund is small.  Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of an Underlying Fund’s assets as it increases in size and, therefore, have a more limited effect on the Underlying Fund’s performance in the future.

There can be no assurance that IPOs will continue to be available for the Underlying Funds to purchase.  The number or quality of IPOs available for purchase by an Underlying Fund may vary, decrease, or entirely disappear.  In some cases, an Underlying Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for an Underlying Fund to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development.  As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence.  Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies.  Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful.  In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries, may negatively affect the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses.  Many Internet and Internet-related companies have exceptionally high price-to-earnings ratios with little or no earnings.

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Risks Associated with Investment in the Internet Industry

The value of an Underlying Fund’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries.  Stocks of many Internet companies for which IPOs occurred recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time, and may never achieve profitability.  Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition.  In addition, the widespread adoption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations, and financial condition.

Master Limited Partnerships (“MLPs”)

Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development, and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may  disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them.  Examples include face-amount certificate companies, unit investment trusts, and management companies.

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Generally, a portfolio or an Underlying Fund is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of its total assets in the investment company; or (iii) invest more than 10% of its total assets in all investment company holdings.  Certain portfolios and Underlying Funds may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under an exemptive order exempting it from the provisions of the 1940 Act.

For so long as shares of an Underlying Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Underlying Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies.  In addition to the advisory and operational fees a portfolio or an Underlying Fund bears directly in connection with its own operation, the portfolio or the Underlying Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.  When a portfolio or Underlying Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fee, and custodial fees) in addition to the expenses of the portfolio or Underlying Fund.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals are to track or replicate a desired index, such as a sector, market, or global segment.  ETFs are traded similarly to publicly traded companies.  Consequently, the risks and costs are similar to that of a publicly traded company.  The goal of a passive ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index.  The risk of not correlating to the index is an additional risk to the investors of ETFs.  Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”).  Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF’s underlying indices.  Additionally, if an Underlying Fund elects to redeem its ETF shares rather than selling them in the secondary market, the Underlying Fund may receive the underlying securities that it would then have to sell in order to obtain cash.  Additionally, when an Underlying Fund invests in ETFs, shareholders of the Underlying Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

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Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders.  Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to ”circuit breaker“ rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a portfolio’s or an Underlying Fund’s beneficial ownership of a specific group of stocks.  HOLDRs involve risks similar to the risks of investing in common stocks.  For example, a portfolio’s or an Underlying Fund’s investments will decline in value if the underlying stocks decline in value.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index.  Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard and Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), iShares MSCI Index Shares (‘iShares)  (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the PowerShares QQQTM (“QQQQ”) (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market).  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying an Underlying Fund’s or a portfolio’s assets across a broad range of equity securities.

To the extent an Underlying Fund invests in securities of other investment companies, the Underlying Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, shareholders of an Underlying Fund may pay higher operational costs than if they owned the underlying investment companies directly.  Additionally, an Underlying Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

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The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.  Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of an Underlying Fund.

iShares track the performance of several international equity indices.  Each country index series invests in an optimized portfolio of common stocks based on that country’s MSCI benchmark country index. The market prices of iShares are expected to fluctuate in accordance with changes in the NAVs of their underlying indices and supply and demand of iShares on the NYSE MKT LLC (“NYSE MKT”). To date, iShares have traded at relatively modest discounts and premiums to their NAVs.  However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE MKT necessary to maintain the listing of iShares will continue to be met or will remain unchanged.  In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected.  If such disruptions were to occur, the Underlying Fund could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the AMEX that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index.  The SPDR Trust is sponsored by a subsidiary of the AMEX.  SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity.  Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower.  Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.  The value of an Underlying Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants that must be maintained by the borrower.  Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower.  Senior Loans, unlike certain bonds, usually do not have call protection.  This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty.  The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower.  Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

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Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service.  Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments.  Issuers of Senior Loans generally have either issued debt instruments that are rate lower than investment-grade, or, if they had issued debt instruments, such debt instruments would likely be rated lower than investment-grade.  However, unlike other types of debt instruments, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends.  In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets.  In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates.  The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans.  In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited.  There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.  Accordingly, Senior Loans may be illiquid.  In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment.  These consent requirements may delay or impede an Underlying Fund’s ability to sell Senior Loans.  In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans.  Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities.  In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.  The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”).  With Hybrid Loans, an Underlying Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan.  Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios.  As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield.  Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished.  As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan.  In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.  The primary risk arising in connection with subordinated loans is that because the holder’s interested in subordinated, there is the potential for loss in the event of default by the issuer of the loans.  Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors.  Unsecured loans are not secured by any specific collateral of the borrower.  They do not enjoy the security

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associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

Preferred Stock

Preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stock such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock typically offers a stated dividend rate payable from a corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stocks may be “cumulative” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt instruments.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds, under certain circumstances, are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in sections 3(c)(1) or (3)(c)(7) of the 1940 Act, an Underlying Fund’s ability to invest in them will be limited. In addition, Underlying Fund shareholders will remain subject to an Underlying Fund’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of an Underlying Fund to dispose of interests in private funds is very limited and involves risks, including loss of the entire investment in the private fund.

Private funds include a variety of pooled investments.  Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act.  As an investor, an Underlying Fund owns a proportionate share of the trust.  Typically, the trust does not employ a professional investment manager.  Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index.  An Underlying Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold.

However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized.  In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow an Underlying Fund to synchronize the receipt of interest and principal

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payments and also, diversify some of the risks involved with investing in fixed-income securities.  Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact an Underlying Fund significantly.  However, an Underlying Fund bears its proportionate share of any expenses incurred by the pooled investments.  In addition, an Underlying Fund assumes the liquidity risks generally associated the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships.  The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest.  Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another.  Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

An Underlying Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Private funds also include investments in certain structured securities.  Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a registered investment company (“RIC”).  A fund intends to limit its investments in commodity-linked structured securities in a manner designed to maintain its qualification as a RIC under the Code.  However, these investment decisions involve judgment and the IRS may not agree with the determinations made by a fund.  If the IRS does not agree, the status of a fund as a RIC might be jeopardized.  The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments.  Future developments in this area could necessitate a future change to a fund’s investment strategies.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both.  A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the

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ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

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A REIT is a corporation or business trust that meets the definitional requirements of the Code.  The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a qualified pass through vehicle for federal income tax purposes.  To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
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REITs are sometimes informally characterized equity REITs, mortgage REITs, or a combination of equity and mortgage REITs.  Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments.  Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code.  An Underlying Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Underlying Fund.

Although an Underlying Fund will not invest directly in real estate, the Underlying Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry.  Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally.  These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of REIT’s investments in fixed rate obligations can be expected to decline.  In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would

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investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs.  Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  By investing in REITs indirectly through an Underlying Fund, a shareholder will bear not only his proportionate share of the expenses of the Underlying Fund, but also, indirectly, similar expenses of the REITs.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Risks Associated with the Real Estate Industry

Although an Underlying Fund does not invest directly in real estate, it may invest in real estate equity securities and may concentrate its investments in the real estate industry and, therefore, an investment by an Underlying Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general.  These risks include, among others:

-	possible declines in the value of real estate;
-	adverse general or local economic conditions;
-	possible lack of availability of mortgage funds;
-	overbuilding;
-	extended vacancies of properties;
-	increases in competition, property taxes and operating expenses;
-	changes in zoning or applicable tax law;
-	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;
-	casualty or condemnation losses;
-	uninsured damages from floods, earthquakes, or other natural disasters;
-	limitations on, and variations in, rents; and
-	unfavorable changes in interest rates.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended.  REITs are dependent upon management skill, are not diversified and are, therefore, subject to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, the possibility of failing to qualify for special tax treatment under applicable tax credits of the Code, and to maintain an exemption under the 1940 Act.  Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent an Underlying Fund invests in international REITs, such REIT may be considered a “passive foreign investment company,” which may result in an adverse situation for an Underlying Fund.

Risk Arbitrage Securities and Distressed Companies

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A merger, tender or exchange offer, or other corporate restructuring proposed at the time an Underlying Fund invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Underlying Fund. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Small Companies

Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group.  While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and an Underlying Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices.  There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid.  The ability of an Underlying Fund to dispose of such securities may be limited, and an Underlying Fund may have to continue to hold such securities during periods when its adviser or sub-adviser would otherwise have sold the security.  It is possible that an Underlying Fund’s adviser, sub-adviser, or affiliates or clients of an Underlying Fund’s adviser or sub-adviser may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Underlying Fund which it manages.

Special Situations

A special situation arises when, in the opinion of an Underlying Fund’s Adviser or sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution.  The rights do not carry with them the right to dividends or to vote and may or may not be transferable.  Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments.  In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

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Unseasoned Companies

Unseasoned companies are companies with a record of less than three (3) years’ continuous operation, including the operations of any predecessors and parents. These companies are sometimes referred to as “unseasoned issuers.”  These companies by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects.  As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case.  In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS
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The value of fixed-income or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer.  Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years).  Also, for each debt instrument, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.
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Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investors Service, Inc.’s (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another rating agency or, if not rated by an agency, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Underlying Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.  In the case of privately-issued mortgage-backed and asset-backed securities, an Underlying Fund takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

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Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables.  The payments from the collateral are generally passed through to the security holder.  As noted below with respect to CMOs and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity.  Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator.  The originator or other party may guarantee interest and principal payments.  These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”).  CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty.  CPNs are also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.

It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.  As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for the Underlying Funds.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates.  During such periods, reinvestment of the prepayment proceeds by an Underlying Fund will generally be at lower rates of return than the return on the assets that were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. An Underlying Fund’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater

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interest rate, credit, and prepayment risks. While asset-backed securities are designed to allocate risk from pools of their underlying assets the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid.  Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor.  Actual yield may vary from the coupon rate.  However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield.  The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

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The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which an Underlying Fund invests. Normally, CBOs, CLOs, and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions under the Securities Act of 1933 (“1933 Act”) (“Rule 144A Securities”).  In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an Underlying Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Risks of Asset-Backed Securities

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations

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underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities backed by certain types of collateral tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level.  Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it.  Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The non-mortgage-backed asset-backed securities in which certain Underlying Funds may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differs in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

Banking Industry Obligations, Savings Industry Obligations, and Short-Term Investments

Banking Industry Obligations

Banking industry and savings industry obligations include: (i) certificates of deposit; (ii) bankers’ acceptances; (iii) fixed time deposits; and (iv) other short-term debt obligations issued by commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by an Underlying Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.  Certain of the Underlying Funds also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated. See the section entitled “Foreign/Emerging Markets Equity and Debt instruments” in this SAI for further information regarding risks associated with investments in foreign securities.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party because there is no market for such deposits. An Underlying Fund will not invest in fixed time deposits: (i) which are not subject to prepayment; or (ii) that provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, more than 10% or 15%, depending

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on the Underlying Fund, of its net assets would be invested in such deposits, in repurchase agreements maturing in more than seven days, and in other illiquid assets.

When an Underlying Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.  Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.  Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness.  However, such laws and regulations do not necessarily apply to foreign bank obligations that an Underlying Fund may acquire.

For foreign banks there is a possibility that liquidity could be impaired because: (i) of future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its respective investment objectives and policies stated above and in the Prospectuses, certain Underlying Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations

Certain Underlying Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten (10) years or more, the Underlying Funds may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated “AA” or higher by S&P or Aa or higher by Moody’s, or have received a comparable rating by another nationally recognized statistical rating

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organization (“NRSRO”).

Commercial Paper

Commercial paper consists of short-term (usually from 1- to 270-days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

An Underlying Fund may invest in commercial paper (including variable rate master demand notes and extendable commercial notes (“ECN”)), denominated in U.S. dollars, issued by U.S. corporations or foreign corporations.  Unless otherwise indicated in the investment policies for an Underlying Fund, an Underlying Fund may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which an Underlying Fund may invest.

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Commercial paper obligations may include variable rate master demand notes.  These notes are obligations that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between an Underlying Fund as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  The lender has the right to increase or decrease the amount under the note at any time up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty.  Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded.  However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.  In connection with master demand note arrangements, and Underlying Fund’s adviser or sub-adviser that invests in commercial paper will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand.  An Underlying Fund’s adviser or sub-adviser also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit.  These notes generally are not rated by Moody’s or S&P; the Underlying Funds may invest in them only if the Underlying Fund’s adviser or sub-adviser believes that at the time of investment, the notes are of comparable quality to the other commercial paper in which the Underlying Funds may invest.  Master demand notes are considered by the Underlying Funds to have a maturity of one day, unless the Underlying Fund’s adviser or sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand.  See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.  For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Trust’s Board shall not be considered to be restricted.
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Corporate Debt instruments

Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities.  Some Underlying Funds’ may invest only in debt instruments that are investment-grade, i.e., rated BBB- or better by S&P or Baa3 or better by Moody’s or, if not rated by S&P or Moody’s, of equivalent quality as determined by the Underlying Fund’s adviser or sub-adviser. Other Underlying Funds may invest in debt instruments that are rated below investment-grade.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates

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decline and decrease when interest rates rise.  There is also a risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Investments in corporate debt instruments that are rated below investment-grade are described in “High-Yield Securities” below.

Debt instruments that are deemed to be investment-grade carry a rating of BBB- or higher by S&P or Baa3 or higher by Moody’s. Bonds rated BBB- or Baa3, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics.  A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any bond, and particularly those rated BBB- or Baa3, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. Bonds rated below BBB- or Baa3 have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time.  The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels.  However, an Underlying Fund will not accrue any income on these securities prior to delivery.  An Underlying Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

An Underlying Fund also may invest in corporate debt instruments of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.  Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

An Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require an Underlying Fund to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

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Credit-Linked Notes (“CLNs”)
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A CLN is generally issued by one party with a credit option, or risk, linked to a second party.  The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or an Underlying Fund in this case. A CLN is issued by a trust, a special purpose vehicle, collateralized by securities. Because of its high ratings, a CLN may be purchased by an Underlying Fund in accordance with its investment objective.  The CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either a fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the

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reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced).  An Underlying Fund cannot assure that it can implement a successful strategy regarding this type of investment.

Custodial Receipts and Trust Certificates

Custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities are known by various names including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).

Custodial receipts represent the right to receive either, the principal amount, the periodic interest payments, or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities, or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments, or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee.  For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the Underlying Funds also may invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers.  Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer.  In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer

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or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the Underlying Funds are based on the opinion of counsel to the sponsors of the instruments.

Delayed Funding Loans and Revolving Credit Facilities

Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility.  Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.  These commitments may have the effect of requiring an Underlying Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that an Underlying Fund is committed to advancing additional funds, it will, at all times segregate assets, determined to be liquid by the sub-adviser in accordance with procedures established by the Board, in an amount sufficient to meet such commitments.  Certain of the Underlying Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, an Underlying Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.  An Underlying Fund will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Underlying Fund’s limitation on illiquid investments.  Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of an Underlying Fund’s investment restriction relating to the lending of funds or assets.

Event-Linked Bonds

Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, an Underlying Fund may lose a portion or all of its principal invested in the bond.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  Event-linked bonds may also expose an Underlying Fund to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretation, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risk.

Floating or Variable Rate Instruments

Floating or variable rate bonds normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest.  Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks.  Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.).  An Underlying Fund would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds.  Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually, after the lapse of an intermediate term), may also be purchased by an Underlying Fund.  These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in

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interest rates), while providing greater opportunity than comparable intermediate term bonds since an Underlying Fund may retain the bond if interest rates decline.  By acquiring these kinds of bonds, an Underlying Fund obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by an Underlying Fund may have maturities of more than one year, provided: (i) the Underlying Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. An Underlying Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, an Underlying Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. An Underlying Fund may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.

Credit rating agencies frequently do not rate such instruments; however, an Underlying Fund’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Underlying Fund.  An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by an Underlying Fund.  The absence of such an active secondary market could make it difficult for an Underlying Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Underlying Fund is not entitled to exercise its demand rights, and the Underlying Fund could, for these or other reasons, suffer a loss to the extent of the default.  Variable and floating rate instruments may be secured by bank letters of credit.  Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which an Underlying Fund invests.  Such money market instruments are considered, for the purposes of an Underlying Fund’s investment, to be floating rate debt.

Government Trust Certificates

Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies.  Pursuant to such contracts, an Underlying Fund makes cash contributions to a deposit portfolio of the insurance company’s general account.  The insurance company

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then credits to that Underlying Fund on a monthly basis guaranteed interest that is based on an index.  The GICs provide that this guaranteed interest will not be less than a certain minimum rate.  The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it and the charges will be deducted from the value of the deposit portfolio.  In addition, because an Underlying Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by an Underlying Fund which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

High-Yield Bonds

High-yield bonds (commonly referred to as “junk bonds”), are bonds rated lower than Baa3 by Moody’s or BBB- by S&P or, if not rated by Moody’s or S&P, of equivalent quality.  High-yield bonds include certain corporate debt obligations, higher yielding preferred stock and mortgage-backed securities, and securities convertible into the foregoing.

High-yield bonds are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments and investors should consider the risks associated with high-yield bonds.

Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility and principal and income risk.

The yields earned on high-yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings: Ba - judged to have speculative elements; their future cannot be considered as well assured. B - generally lack characteristics of a desirable investment. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default. C - lowest rate class of bonds; regarded as having extremely poor prospects. Moody’s also applies numerical indicators 1, 2 and 3 to rating categories.  The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P’s description of its bond ratings: BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D - in payment default. S&P applies indicators “+,” no character and “-” to its rating categories.  The indicators show relative standing within the major rating categories.

Certain securities held by an Underlying Fund may permit the issuer at its option to call, or redeem, its securities.  If an issuer were to redeem securities held by an Underlying Fund during a time of declining interest rates, the Underlying Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While a sub-adviser may refer to ratings issued by established credit rating agencies, it is not an Underlying Fund’s policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the sub-adviser’s own independent and ongoing review of credit quality.  To the extent an Underlying Fund invests in these lower rated securities, the achievement of its investment objective may be more dependent on the sub-adviser’s own credit analysis than in the case of a fund investing in higher

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quality fixed-income securities.  These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind (“PIK”) bonds.

Risks Associated with High-Yield Securities

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them.  These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies.  An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds.  As a result, when interest rates rise, causing bond prices to fall, the value of high-yield debt bonds tend not to fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield bonds tend to underperform U.S. Treasury and investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers.  Holders of high-yield securities could also be at a greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors.  If the issuer of a high-yield security owned by an Underlying Fund defaults, the Underlying Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and the Underlying Funds’ NAV.  Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind bonds, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay in cash.

Payment Expectations. High-yield securities present risks based on payment expectations.  For example, high-yield securities may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Underlying Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, the value of high-yield securities may decrease in a rising interest rate market.  In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market.  Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market.  To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds.  The ability to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market.  To the extent an Underlying Fund owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.  At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research, and elements of

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judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in securities structured as zero-coupon or PIK bonds.  An Underlying Fund would report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment.  Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities.  In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value.  Although the ratings of recognized rating services such as Moody’s and S&P are considered, the adviser or a sub-adviser may primarily rely on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings.  Thus, the achievement of an Underlying Fund’s investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than might be the case when an Underlying Fund invests in higher quality bonds.  The adviser or sub-adviser, when applicable, continually monitors the investments in each Underlying Fund’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. An Underlying Fund may retain a security whose rating has been changed.

Congressional Proposals.  New laws and proposed laws may negatively affect the market for high-yield securities.  As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities.  Any such proposals, if enacted, could have negatively affected an Underlying Fund’s NAV.

Indexed Securities

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators.  Indexed securities typically, but not always, are debt instruments or deposits whose value at maturity, or coupon rate, is determined by reference to a specific instrument or statistic.

Currency-indexed securities typically are short-term to intermediate-term debt instruments whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  Indexed securities are also subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Inflation-Indexed Bonds

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Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lease Obligation Bonds

Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term.  The rental stream to service the debts, as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders.  The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default.  The remedy to cure default is to rescind the lease and sell the assets.  If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to an Underlying Fund’s limit on illiquid securities.

Loan Participations and Assignments

A loan participation is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyer’s participation interest bears to the total principal amount of the loan. No more than 5% of an Underlying Fund’s net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to an Underlying Fund other than to pay such Underlying Fund the proportionate amount of the principal and interest it receives. Commercial loans may be secured or unsecured.  Loan participations generally are offered by banks or other financial institutions or lending syndicates.  An Underlying Fund may participate in such syndications, or can buy part of a loan, becoming a part lender.  The participation interests in which an Underlying Fund invests may not be rated by any NRSRO.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan.  There is a risk that a borrower may have difficulty making payments. If an Underlying Fund does not receive scheduled interest or principal payments on such indebtedness, the Underlying Fund could experience a reduction in its income and its share price and yield could be adversely affected.  In addition, the value of the loan participation might also decline. Loans that are fully secured offer an Underlying Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

Certain Underlying Funds may invest in loan participations with credit quality comparable to that of issuers of its securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in

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indebtedness of companies with poor credit, an Underlying Fund bears a substantial risk of losing the entire amount invested.

Each Underlying Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, an Underlying Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Underlying Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Underlying Fund and the corporate borrower, if the participation does not shift to the Underlying Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Underlying Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the Underlying Fund has invested more than 5% of its total assets in a single issuer.  Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

When purchasing loan participations, an Underlying Fund may assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  Unless, under the terms of a loan or other indebtedness an Underlying Fund has direct recourse against a borrower, the Underlying Fund may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower.  In the event that an agent bank or financial intermediary becomes insolvent, an Underlying Fund might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Underlying Fund’s sub-adviser believes to be a fair price.  In addition, the valuation of illiquid indebtedness involves a greater degree of judgment in determining an Underlying Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Underlying Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Underlying Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Underlying Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of portfolio securities or assets by an Underlying Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Underlying Funds.  For example, if a loan is foreclosed, an Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, an Underlying Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Underlying Funds rely on research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Underlying Funds.

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage

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loans secured by real property. The types of mortgage-backed securities an Underlying Fund may invest in include adjustable rate mortgage securities, agency related mortgage backed securities, CMOs, interest/principal only stripped mortgage-backed securities (“SMBS”), real estate mortgage investment conduits REMICs, and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. An Underlying Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.
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Mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans.  In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates.  Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above.  As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with an Underlying Fund’s investment objectives, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which the Underlying Funds may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.  Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs.  Mortgage-backed bonds are secured by pools of mortgages but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages.  The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.  The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment.  Under certain interest rate and prepayment scenarios, an Underlying Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.  Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate.  In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities.  Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages.  Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these

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instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency and these instruments may not be liquid.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks.

In periods of declining interest rates, prices of fixed-income securities tend to rise.  Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity.  In the absence of a known maturity, market participants generally refer to an estimated average life.  An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors.  The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security.  There can be no assurance that estimated average life will be a security’s actual average life.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase.  Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities.  Because investments in mortgage-backed securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy.  For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities.  The yield to maturity on the Interest Only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) or the underlying mortgage assets.  Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets.  In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made.  An Underlying Fund could fail to fully recover its initial investment in a CMO residual or an SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings.  However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings.  The value of these instruments may be further affected by downturns in the credit markets or the real estate market.  It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

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ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits.  The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes.  As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates.  Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow an Underlying Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, an Underlying Fund may be able to reinvest such amounts in securities with a higher current rate of return.  During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to an Underlying Fund.  Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed-rate securities.

There are two main categories of indices that serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Portfolios, the National Median Cost of Portfolios, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by the Federal National Mortgage Association (“FNMA”)), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage-Backed Securities

Agency mortgage securities mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises.  There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association (“GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”).  GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations.  FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or

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guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers. These instruments might be considered derivatives.  The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See, “U.S. Government Securities.”)

FNMA Securities: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act.  FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending.  FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency).  The pools consist of one or more of the following types of loans:  (1) fixed rate level payment mortgage loans; (2) fixed rate growing equity mortgage loans; (3) fixed rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities:  The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects.  Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans.  FHLMC guarantees, to each holder of a FHLMC Certificate, timely payment of the amounts representing a holder’s proportionate share in:  (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.  FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities:  GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans:  (i) fixed  rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

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The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government.  FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities.  FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks.  The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities.  Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.  As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.  However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years.  Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the Veterans Administration (“VA”)-guaranteed or Federal Housing Administraton (“FHA”)-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.  The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates.  First, GNMA Certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount.  Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned.  Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it.  For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of the Underlying Fund would be reduced.

Collateralized Mortgage Obligations

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, FHLMC, or FNMA (each as described below), and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds.  CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as the GNMA, FNMA, or FHLMC securities.  The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments.  CMOs are structured into multiple classes, each bearing a different stated maturity.  Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates.  The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways.  Generally, the purpose of the allocation of the cash flow

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of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranche than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act.  Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as an Underlying Fund) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act.  However, in reliance on SEC staff interpretations, an Underlying Fund may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act.  In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately Issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets.  Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.  They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer.  Privately Issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (“issuer”) issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds (“CMO Bonds”). Proceeds of the CMO Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third-party trustee as security for the CMO Bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO Bonds in the order A, B, C, Z.  The portfolio A, B and C CMO Bonds all bear current interest.  Interest on the portfolio Z CMO Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C CMO Bond currently being paid off. When the portfolio A, B, and C CMO Bonds are paid in full, interest and principal on the portfolio Z CMO Bond begin to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities has developed more recently, and in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Interest/Principal Only Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of or investors in, mortgage loans, including S&Ls,

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mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the Principal-Only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The determination of whether a particular government-issued IO or PO class backed by fixed rate mortgages is liquid is made by the adviser or a sub-adviser under guidelines and standards established by an Underlying Fund’s Board.  Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed.  As a result, established trading markets have not yet developed and accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.

Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by the GNMA, FNMA, FHLMC, or by pools of conventional mortgages.  Each Underlying Fund limits its investments in privately issued mortgage-backed securities to “mortgage-backed securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Underlying Funds may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs.  A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property.  Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests.  The Underlying Funds will not invest in residual REMICs.  Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by the FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates.  For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates.  FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.  GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PAC Bonds are parallel pay

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CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments.  However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.  Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time.  Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which an Underlying Fund may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount.  All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates

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entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available; interest accrued during each interest accrual period on each class of certificates entitled to interest, is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full.  The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates, which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated, and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to an Underlying Fund by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. An Underlying Fund would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period, and all foreclosure expenses.

An Underlying Fund’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities.  An Underlying Fund may seek opportunities to acquire subordinated residential mortgage securities where, in the view of its adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. An Underlying Fund’s adviser or sub-adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy, and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy and with respect to losses due to the failure of a master service to comply with its obligations under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a

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certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single, multi-family, and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks or similar institutions, and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service that: (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and also may be the service with respect to all or a portion of the mortgage loans contained in a trust fund for a series of certificates.

Municipal Securities

Municipal securities are debt obligations issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax.  From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress. Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.

In general, municipal securities debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works.  Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities.  General obligation securities are secured by the issuer’s pledge of its full faith, credit, and tax power for the payment of principal and interest.  Characteristics and methods of enforcement of general

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obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments.  Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax.  Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.  Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations.  Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects.  Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.  Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days.  This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par.  If a demand feature terminates prior to being exercised, an Underlying Fund would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company.  The insurance does not guarantee the market value of the municipal debt or the value of the shares of an Underlying Fund.

Risks of Investing in Municipal Securities

Municipal securities are subject to credit and market risk.  Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.  An Underlying Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions.  An Underlying Fund also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for Underlying Fund shares.  The secondary market for municipal securities typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect an Underlying Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

An Underlying Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds.  In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the

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underlying municipal bonds.  In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond.  Custodial receipts are sold in private placements.  The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable.  Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds.  Adverse economic, business, legal or political developments might affect all or a substantial portion of an Underlying Fund’s municipal bonds in the same manner.

Industrial Development Bonds and Pollution Control Bonds

Industrial development bonds and pollution control bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer.  They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control.  Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. A moral obligation bond is a type of state-issued municipal bond that is backed by a moral, not a legal obligation. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure, might prove difficult.  In addition, these securities represent a relatively new

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type of financing and certain lease obligations may therefore be considered to be illiquid securities.

An Underlying Fund may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations that meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee that has actively traded debt obligations; (iii) determined by the Underlying Fund’s adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Underlying Fund’s adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Securities of issuers of municipal lease obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978.  In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal lease obligations may be materially affected.

Short-Term Municipal Obligations

Short-term municipal obligations include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Performance Indexed Paper

Certain of the Underlying Funds may invest in performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield, of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

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Principal Exchange Rate Linked Securities

Principal exchange rate linked securities are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Structured Securities

Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of an Underlying Fund’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference.  Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. The Underlying Funds intend to limit their investments in commodity-linked structured securities in a manner designed to maintain their qualification as RICs under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by the Underlying Funds. If the IRS does not agree, the status of an Underlying Fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commoditv-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments, Future developments in this area could necessitate a future change to the Underlying Funds' investment strategies.

Trust-Preferred Securities

Trust-preferred securities are also known as trust-issued securities.  Trust-preferred securities are securities that have the characteristics of both debt and equity instruments and are treated by the Underlying Funds as a debt instrument. Generally, trust-preferred securities are cumulative preferred stock issued by a trust that is wholly-owned by a financial institution, usually a bank holding company.  The financial institution

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creates the trust and will subsequently own the trust’s common securities, which represents three percent of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution.  The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt.  The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities.  The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock.  Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated.  The primary benefit for the financial institution in using this particular structure is that the trust preferred securities may be treated by the financial institution as debt instruments for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

In certain instances, the structure involves more than one financial institution and thus, more than one trust.  In this pooled offering, a separate trust is created.  This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions.  Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, an Underlying Fund will evaluate the financial condition of the financial institution as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to an Underlying Fund.

U.S. Government Securities

U.S. government securities include instruments issued by the U.S. Treasury and federal agencies.  U.S. Treasury securities include direct obligations of the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of issuance. Federal agency securities are securities of certain U.S. government agencies and government-sponsored entities which are also backed by the full faith and credit of the U.S. government. Such agencies and entities include the Federal Financial Bank (“FFB”), GNMA, FHA, VA, the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”), and the Small Business Administration (“SBA”).

Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship. Some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority, and the Federal Farm Credit Bank System.

While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert

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a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A portfolio will invest in securities of U.S. government agencies or instrumentalities only if the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States. Obligations of the International Bank for Reconstruction and Development may be purchased. These obligations, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

On September 7, 2008, FHLMC and FNMA were placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve the FHLMC’s and FNMA’s assets and property and to put FHLMC and FNMA in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in FHLMC’s and FNMA’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for FHLMC at $149 billion and support for FNMA at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.

The purpose of these actions is to allow FHLMC and FNMA to sustain a positive net worth in order to avoid triggering mandatory receivership. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FHLMC and FNMA to AA+ with a negative outlook.  The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact an Underlying Fund.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-in-Kind Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified when the securities being paying the current interest (“cash payment date”) and therefore are issued and traded at a significant discount from face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security. PIK bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and PIK bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

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The discount of zero-coupon and PIK bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, PIK bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.  The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches.  The market prices of zero-coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality.

Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

A PIK bond is a debt security that pay interest or dividends in cash or in the form of  additional debt obligations.  Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  An Underlying Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Underlying Fund’s distribution obligations.

An Underlying Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Underlying Funds until the cash payment date or the securities mature. Under certain circumstances, the Underlying Funds could also be required to include accrued market discount or capital gain with respect to its PIK bonds.

The risks associated with lower rated debt instruments apply to these securities. Zero-coupon and PIK bonds are also subject to the risk that in the event of a default, the Underlying Fund may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

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Investments in securities of foreign issuers traded outside the United States involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Although the Underlying Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by an Underlying Fund on these investments. However, these foreign withholding taxes are not expected to have a significant impact on an Underlying Fund, and any income earned by the Underlying Fund should be considered incidental.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as an Underlying Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of an Underlying Fund that invests in such countries.  For example, an Underlying Fund may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Underlying Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which an Underlying Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where an Underlying Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Underlying Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to an Underlying Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying Fund of any restrictions on investments. No more than 15% of an Underlying Fund’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying Fund.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Underlying Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict the Underlying Fund’s investments in certain foreign banks and other financial institutions.

Risks of Investing in Foreign Securities

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Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks.  Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of an Underlying Fund’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment or securities, may expose the Underlying Fund to increased risk in the event of a failed trade or the insolvency of a  foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of an Underlying Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occuring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of  interest, including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions, and exchange conrol regulations.

Taxes. The interest payable on certain of an Underlying Fund’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Underlying Fund’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of suuch foreign taxes paid by the Underlying Fund.

Costs. The expense ratio of an Underlying Fund when investing in foreign securities is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the  securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which an Underlying Fund will be invested in foreign companies and countries and  depository receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations.  A number of emerging market countries restrict, to varying degrees, foreign investment in securities.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of emerging market countries have experienced significant declines against the

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U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Underlying Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.  Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an Underlying Fund’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets.  Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause an Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.  Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Depositary Receipts

Securities of foreign issuers may take form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) or other similar securities that represent securities of foreign issuers (collectively, “Depositary Receipts”). These securities are typically dollar denominated although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated.

ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors and held either in physical form or in book entry form.  ADRs may be “sponsored” or “unsponsored”.  A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories.  Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.  The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  An Underlying Fund may invest in either type of ADR.  Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as

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potential currency exchange and other difficulties.  An Underlying Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country.  Simultaneously, the ADR agents create a certificate that settles at the Underlying Fund’s custodian in five days.  An Underlying Fund may also execute trades on the U.S. markets using existing ADRs.  A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer.  Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security.  ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States (typically these securities are traded on the Luxembourg exchange in Europe).  GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying un-sponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.  Depositary Receipts also involve the risks of other investments in foreign securities. Non-Voting Depositary Receipts (“NVDRs”) evidence non-voting equity interests in a foreign issuer.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

Eurodollar Convertible Securities
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Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. Certain of the Underlying Funds may invest, without limitation, in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the NYSE MKT LLC (“NYSE MKT”) or convertible into publicly traded common stock of U.S. companies. Certain of the Underlying Funds may also invest in Eurodollar convertible securities that are convertible into foreign equity securities that are not listed, or represented by ADRs listed, on such exchanges.
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Exchange Rate-Related Securities

Exchange rate-related securities are securities that are indexed to certain specific foreign currency exchange rates.  The terms of such securities would provide that the principal amount or interest payments are adjusted

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upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security.  An Underlying Fund will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due.  The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.  The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, ending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt instruments having a value equal to the aggregate principal amount of outstanding securities of this type.

Investment in exchange rate-related securities entails certain risks.  There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked.  In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets.  Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Forward Foreign Currency Exchange Transactions

An Underlying Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore the Underlying Fund may enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

A forward foreign currency exchange contract is an agreement to exchange one currency to another at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an Underlying Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot (cash) basis or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value

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of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. An Underlying Fund may engage in forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. An Underlying Fund might sell a particular currency forward, for example, when it wants to hold bonds or bank obligations denominated in or exposed to that currency but anticipates or wishes to be protected against a decline in the currency against the dollar. Similarly, it might purchase a currency forward to “lock in” the dollar price of securities denominated in or exposed to that currency which it anticipated purchasing.

The Underlying Funds may enter into forward foreign currency contracts in two circumstances. When an Underlying Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when an Underlying Fund’s sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Underlying Fund’s securities denominated in or exposed to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

None of the Underlying Funds will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency, unless the Underlying Fund covers the excess with sufficient segregated assets. At the maturity of a forward contract, an Underlying Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency, it may be necessary for the Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Underlying Fund is obligated to deliver. If the Underlying Fund retains the portfolio security and engages in an offsetting transaction, the Underlying Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Underlying Funds entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Forward contracts are not traded on regulated commodities exchanges. There can be no assurance that a liquid market will exist when an Underlying Fund seeks to close out a forward currency position, and in such an event, the Underlying Fund might not be able to effect a closing purchase transaction at any

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particular time. In addition, an Underlying Fund entering into a forward foreign currency contract incurs the risk of default by the counter party to the transaction. The Commodity Futures Trading Commission (“CFTC”) has indicated that it may in the future assert jurisdiction over certain types of forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such foreign currency forward transactions.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.  Use of currency hedging techniques may also be limited by management’s need to protect the status of an Underlying Fund as RIC under the Code.

Foreign Debt instruments

Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs.  These debt obligations may be bonds (including sinking fund and callable bonds), debentures, and notes, together with preferred stocks, pay-in-kind securities, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, an Underlying Fund will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.  Subsequent foreign currency losses may result in an Underlying Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  An Underlying Fund’s portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers.  For example, foreign issuers are not required to use generally accepted accounting principles.  If foreign securities are not registered under 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy.  In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.  Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been

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entirely settled.  There can be no assurance that an Underlying Fund’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of an Underlying Fund’s investment income may be received or realized in foreign currencies, an Underlying Fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Foreign Mortgage-Backed Securities

Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

An Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require the Underlying Funds to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Sovereign Debt instruments/Brady Bonds

Sovereign debt instruments are debt instruments issued by governments of foreign countries.  The sovereign debt in which an Underlying Fund may invest may be rated below investment-grade.  These securities usually offer higher yields than higher rated securities but also are subject to greater risk than higher rated securities.
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Brady Bonds represent a type of sovereign debt. These obligations are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with the debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (“Brady Plan”). Brady Bonds were issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Phillipines and Venezuela.
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Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered U.S. government securities and are considered speculative. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv)

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any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

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Risks of Investing in Sovereign Debt/Brady Bonds
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Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt (including the Underlying Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by an Underlying Fund or its investors.

An Underlying Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income.  This difference may cause a portion of the Underlying Fund’s income distributions to constitute returns of capital for tax purposes or require the Underlying Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which an Underlying Fund may invest potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities.  An Underlying Fund may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, an Underlying Fund may have limited legal recourse against the issuer or guarantor, if any.  Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt instruments to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt instruments in which an Underlying Fund may invest may experience

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substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements.  Further, in the event of a default by a governmental entity, an Underlying Fund may have few or no effective legal remedies for collecting on such debt.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Underlying Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Underlying Fund to suffer a loss of interest or principal on any of its holdings.

Supranational Organizations

Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVES

Certain portfolios may invest in derivatives. A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities.  Derivatives may provide a cheaper, quicker, or more specifically focused way for an Underlying Fund to invest than “traditional” securities would.

Transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;

•	the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities, or debt instruments; and

•
entering into forward contracts, swaps and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short) and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” which means that they may be used when the adviser or sub-adviser seeks to protect an Underlying Fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the adviser or sub-adviser seeks to maintain or increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less

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expensive way; modify the characteristics of an Underlying Fund’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the adviser’s or sub-adviser’s ability to predict and understand relevant market movements. In addition, in the event that non-exchange-traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a portfolio or an Underlying Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way the portfolio or Underlying Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, an Underlying Fund will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner, as they would review the credit quality of a security to be purchased by an Underlying Fund.

Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which an Underlying Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of an Underlying Fund, the ability of an Underlying Fund to successfully utilize these instruments may depend in part upon the ability of the Underlying Fund’s adviser or sub-adviser to forecast interest rates and other economic factors correctly.  If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, an Underlying Fund could be exposed to the risk of loss.

A portfolio or an Underlying Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If a portfolio or an Underlying Fund’s adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a portfolio or an Underlying Fund, the portfolio or Underlying Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a portfolio or an Underlying Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the portfolio or Underlying Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the portfolio or Underlying Fund to close out or to liquidate its derivatives positions. In addition, a portfolio or an Underlying Fund’s use of such instruments may cause the portfolio or Underlying Fund to realize higher amounts of short-term capital gains generally (generally taxed at ordinary income tax rates) than if it had not used such instruments.

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Commodity Pool Operator (“CPO”) Exclusion

The Advisers, on behalf of each Underlying Fund have each claimed an exclusion from the definition of a “CPO” under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO with respect to the Underlying Funds.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that impact the portfolios by subjecting a portfolio’s or an Underlying Fund adviser or sub-adviser to registration with the CFTC as a CPO, or commodity trading advisor (“CTA”) of the portfolio or an Underlying Fund, unless the portfolio or Underlying Fund is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives and certain other instruments. If a portfolio’s adviser or sub-adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the portfolio would need to comply with applicable CFTC regulations. Compliance with these additional CFTC regulatory requirements may increase portfolio expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations.  The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a fund’s adviser.

The success of transactions in derivative instruments depends on a portfolio’s or an Underlying Fund’s adviser or sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a portfolio or an Underlying Fund to additional investment risks and transaction costs. If a portfolio’s or an Underlying Fund’s adviser or sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, a portfolio’s or an Underlying Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include:  adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A portfolio or an Underlying Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments.  The loss from investing in derivative instruments is potentially unlimited.

Certain of the portfolios or Underlying Funds may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings.  Hedging involves using a security or contract to offset investment risk and can reduce the risk of a position held in an investment portfolio. If a portfolio’s or an Underlying Fund’s adviser or sub-adviser’s judgment about fluctuations in securities prices, interest rates or currency prices proves incorrect, or the strategy does not correlate well with a portfolio’s or an Underlying Fund’s investments, the use of derivatives could result in a loss to the portfolio or Underlying Fund and may, in turn, increase the portfolio’s or Underlying Fund’s volatility.  In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.

The portfolios and Underlying Funds have each claimed an exclusion from the definition of a CPO under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Forward Foreign Currency Exchange Contracts

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract.  These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.  A portfolio or an Underlying Fund may enter into a forward exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign

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currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.  Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures.  Certain portfolios and each Underlying Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as “cross hedging.”  The success of cross hedging is dependent on many factors, including the ability of the sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, a portfolio or an Underlying Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates.  The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a portfolio or an Underlying Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold.  Accordingly, it may be necessary for a portfolio or an Underlying Fund to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the portfolio or Underlying Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a portfolio or an Underlying Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a portfolio or an Underlying Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a portfolio or an Underlying Fund to sell a currency, the portfolio or Underlying Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the portfolio or Underlying Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a portfolio or an Underlying Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A portfolio or an Underlying Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are

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usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the Adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a portfolio or an Underlying Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis.  A portfolio or an Underlying Fund may convert foreign currency from time to time.  Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a portfolio or an Underlying Fund at one rate, while offering a lesser rate of exchange should the portfolio or Underlying Fund desire to resell that currency to the dealer.

Futures Contracts and Options on Futures Contracts

A portfolio or an Underlying Fund may enter into futures contracts, including futures contracts related to stock indices and interest rates among others.  Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a portfolio or an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price.  By its terms, a futures contract provides for a specified settlement date on which, in the case of stock index futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash.  Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction.  Futures contracts call for settlement only on the date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received.  Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.”  Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date.  Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration.  Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.  There can be no assurance, however, that a portfolio or an Underlying Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If a portfolio or an Underlying Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.  Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a portfolio or an Underlying Fund relative to

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the size of the margin commitment.  A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate.  The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading.  Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge).  If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a portfolio or an Underlying Fund might not be successful and the portfolio or Underlying Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio.  It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities.  In such instances, a portfolio or an Underlying Fund’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on fixed-income securities involve the risk that if a portfolio or an Underlying Fund’s adviser’s or a sub-adviser’s judgment concerning the general direction of interest rates is incorrect, the portfolio or Underlying Fund’s overall performance may be poorer than if it had not entered into any such contract.  For example, if a portfolio or an Underlying Fund has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the portfolio or Underlying Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a portfolio or an Underlying Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.  Such sale of bonds may be at increased prices, which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts that are intended to hedge against a change in the value of securities held by a portfolio or an Underlying Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

“Margin” is the amount of funds that must be deposited with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a portfolio’s futures contracts.  A margin deposit is intended to assure a portfolio’s or an Underlying Fund’s performance of the futures contract.  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a portfolio or an Underlying Fund.  These daily payments to and from a portfolio or an Underlying Fund are called variation margin.  At times of extreme price volatility, intra-day variation margin payments may be required.  In computing daily net asset values, a portfolio or an Underlying Fund will mark-to-market the current value of its open futures contracts.  A portfolio or an Underlying Fund expects to earn interest income on its initial margin deposits.

When a portfolio or an Underlying Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full “notional” value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Limitations on Use of Futures Contracts and Options on Futures Contracts

A portfolio or an Underlying Fund may engage in futures contracts and related options for “bona fide hedging” purposes or to seek to increase total return as permitted by CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in a de minimis amount of transactions in futures and related options transactions for non-bona fide hedging without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a portfolio or an Underlying Fund, cannot exceed 15% of the portfolio’s or Underlying Fund’s assets (the “SEC illiquidity ceiling”). Although the portfolio’s or Underlying Fund’s sub-adviser may disagree with this position, a Portfolio’s or Underlying Fund’s sub-adviser intends to limit a portfolio’s or Underlying Fund’s selling of over-the-counter options in accordance with the following procedure. Also, the contracts a portfolio or an Underlying Fund has in place with such primary dealers provide that the portfolio or Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. A portfolio or an Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. A portfolio or an Underlying Fund may also sell over-the-counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

When purchasing a futures contract, a portfolio or an Underlying Fund must maintain with its custodian (and mark-to-market on a daily basis) cash or liquid securities (including any margin) assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract.  Alternatively, a portfolio or an Underlying Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the portfolio or Underlying Fund.

When selling a futures contract, a portfolio or an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract.  Alternatively, a portfolio or an Underlying Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the portfolio or Underlying Fund to purchase the same

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futures contract at a price no higher than the price of the contract written by a portfolio or an Underlying Fund (or at a higher price if the difference is maintained in liquid assets with the portfolio’s or Underlying Fund’s custodian).

When selling a call option on a futures contract, a portfolio or an Underlying Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the portfolio or Underlying Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the portfolio or Underlying Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a portfolio’s or an Underlying Fund’s obligations under the futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on NAV of any increase or decrease in the market value of the portfolio’s or Underlying Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.  However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a portfolio’s or an Underlying Fund’s portfolio securities.  Thus, the use of a longer-term security may require a portfolio or an Underlying Fund to hold offsetting short-term securities to balance the portfolio’s or Underlying Fund’s portfolio such that the portfolio’s or Underlying Fund’s duration does not exceed the maximum permitted for a portfolio or an Underlying Fund in the prospectuses.

The policies described above are not fundamental and may be changed without shareholder approval, as may each portfolio’s investment objective.

Risks Associated with Futures and Futures Options

There are several risks in connection with the use of futures contracts as a hedging device.  While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement.  In addition, investing in futures contracts and options on futures contracts will cause a portfolio or an Underlying Fund to incur additional brokerage commissions and may cause an increase in the portfolio’s or Underlying Fund’s portfolio turnover rate.  The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame.  To the extent market prices remain stable during the period a futures contract or option is held by a portfolio or an Underlying Fund or such prices move in a direction opposite to that anticipated, the portfolio or Underlying Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities.  As a result, the return of a portfolio or an Underlying Fund for the period may be less than if it had not engaged in the hedging transaction.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements.  In such a case, distortions in the normal relationship between the cash and futures markets could result.  Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between

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movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.  If the price of the futures contract moves more or less than the price of the securities being hedged, a portfolio or an Underlying Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities.  It is possible that, where a Portfolio or an Underlying Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the portfolio’s or Underlying Fund’s portfolio may decline.  If this occurred, a portfolio or an Underlying Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities.  Where futures are purchased to hedge against a possible increase in the prices of securities before a portfolio or an Underlying Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the portfolio or Underlying Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the portfolio or Underlying Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Future exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session.  Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.  The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.  For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holder of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a portfolio or an Underlying Fund seeks to close out a futures or a futures option position, and that a portfolio or an Underlying Fund would remain obligated to meet margin requirements until the position is closed.  In addition, many of the contracts discussed above are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements.  In such a case, distortions in the normal relationship between the cash and futures markets could result.  Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market.  In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions.  Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast

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of market trends may still not result in a successful transaction.

Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a portfolio or an Underlying Fund because the maximum amount at risk is the premium paid for the options plus transaction costs.  However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a portfolio or an Underlying Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

The requirements for qualification as a regulated investment company also may limit the extent to which a portfolio or an Underlying Fund may enter into futures, futures options or forward contracts.

Foreign Currency Futures Contracts

Foreign currency future contracts may be used for hedging purposes.  A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.  A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the euro.  Other foreign currency futures contracts are likely to be developed and traded in the future.

Gold Futures Contracts

A gold futures contract is a standardized contract that is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price.  When a portfolio or an Underlying Fund purchases a gold futures contract, it becomes obligated to take delivery of and pay for the gold from the seller, and when the portfolio or Underlying Fund sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price.  A portfolio or an Underlying Fund may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A portfolio or an Underlying Fund will not engage in these contracts for speculation or for achieving leverage.  A portfolio’s or an Underlying Fund’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

Interest Rate Futures Contracts

An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

A portfolio or an Underlying Fund may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities.  As a hedging strategy a portfolio or an Underlying Fund might employ, the portfolio or Underlying Fund would purchase an interest rate futures contract when it is not fully invested in long-term debt instruments but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields.  Such a purchase would enable a portfolio or an Underlying Fund to earn the income on a short-term security while at the same time, minimizing the effect of all or part of an increase in the market price of the long-term debt security, that the portfolio or Underlying Fund intends to purchase in the future.  A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in

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the value of the futures contract purchased by a portfolio or an Underlying Fund or avoided by taking delivery of the debt instruments under the futures contract.

A portfolio or an Underlying Fund would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a portfolio or an Underlying Fund would be substantially offset by the ability of the portfolio or Underlying Fund to repurchase at a lower price the interest rate futures contract previously sold.  While a portfolio or an Underlying Fund could sell the long-term debt security and invest in a short-term security, ordinarily the portfolio or Underlying Fund would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts

A portfolio or an Underlying Fund may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others.  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a portfolio’s or an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A “stock index” assigns relative values to the stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index) and the index fluctuates with changes in the market values of such stocks.  A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

To the extent that changes in the value of a portfolio or an Underlying Fund corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a portfolio or an Underlying Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion.  Stock index futures contracts might also be sold:

(i)	when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)           forego possible price appreciation;
(b)           create a situation in which the securities would be difficult to repurchase; or
(c)           create substantial brokerage commissions;

(ii)
when a liquidation of a portfolio or an Underlying Fund has commenced or is contemplated, but there is, in a portfolio’s or an Underlying Fund’s adviser or sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)	to close out stock index futures purchase transactions.

Where a portfolio or an Underlying Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the portfolio or Underlying Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly

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fashion.  As purchases of stock are made, an amount of index futures contracts that is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions.  Stock index futures might also be purchased if a portfolio or an Underlying Fund is attempting to:

(i)
purchase equity positions in issues that it had or was having difficulty purchasing at prices considered by its adviser or sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio or Underlying Fund;

(ii)           to equitize cash pending investments in securities; or

(iii)          to close out stock index futures sales transactions.

Purchases or sales of stock index futures contracts are used to attempt to protect a portfolio’s or an Underlying Fund’s current or intended stock investments from broad fluctuations in stock prices.  For example, a portfolio or an Underlying Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the portfolio’s or Underlying Fund’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When a portfolio or an Underlying Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the portfolio or Underlying Fund intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a portfolio or an Underlying Fund will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

Options on Futures Contracts

A portfolio or an Underlying Fund may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”).  Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.  Put and call options on futures contracts may be traded by a portfolio or an Underlying Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date.  Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option.  In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts.  In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A portfolio or an Underlying Fund may use options on futures contracts in connection with hedging strategies.  Generally these strategies would be employed under the same market conditions in which a Portfolio or an Underlying Fund would use put and call options on debt instruments, as described hereafter in “Options on Securities and Securities Indices.”

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As long as required by regulatory authorities, a portfolio or an Underlying Fund will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section.  For example, a portfolio or an Underlying Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the portfolio’s or Underlying Fund’s securities or the price of the securities that the portfolio or Underlying Fund intends to purchase.  A portfolio’s or an Underlying Fund’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce a portfolio’s or an Underlying Fund’s exposure to interest rate fluctuations, the portfolio or Underlying Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

Hybrid Instruments

Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”).  Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”).  Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return.  For example, a portfolio or an Underlying Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.  One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries.  The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level.  Furthermore, a portfolio or an Underlying Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.  The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio or an Underlying Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs.  Of course, there is no guarantee that the strategy will be successful, and a portfolio or an Underlying Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies.  Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined

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by reference to a common, nationally published benchmark.  The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked.  Such risks generally depend upon factors, which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments.  Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.  Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates.  Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument.  Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet a portfolio’s or an Underlying Fund’s needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio or an Underlying Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the portfolio or Underlying Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio or an Underlying Fund.  Accordingly, a portfolio or an Underlying Fund will limit its investments in Hybrid Instruments to 10% of its total assets.  However, because of their volatility, it is possible that a portfolio’s or an Underlying Fund’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).

Options on Securities and Securities Indices

A portfolio or an Underlying Fund may purchase and sell both put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the

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term of the option.  The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.  An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

A portfolio or an Underlying Fund may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio.  A portfolio or an Underlying Fund may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk. A portfolio or an Underlying Fund may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that the portfolio or Underlying Fund wants to purchase at a later date. A portfolio or an Underlying Fund may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

In the case of a call option on a security, the option is “covered” if a portfolio or an Underlying Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by a portfolio or an Underlying Fund.  For a call option on an index, the option is covered if a portfolio or an Underlying Fund maintains with its custodian assets determined to be liquid by a portfolio’s or an Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index.  A call option is also covered if a portfolio or an Underlying Fund holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the portfolio or Underlying Fund in segregated assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board.  A put option on a security or an index is “covered” if the portfolio or Underlying Fund segregates assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, equal to the exercise price.  A put option is also covered if a portfolio or an Underlying Fund holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio or Underlying Fund in segregated assets determined to be liquid by the portfolio’s or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a portfolio or an Underlying Fund to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit the portfolio or Underlying Fund to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).  Such transactions permit a portfolio or an Underlying Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired.  Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a portfolio or an Underlying Fund, provided that another option on such security is not sold.

A portfolio or an Underlying Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by the portfolio or Underlying Fund is less than the premium

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received from selling the option, or if the premium received in connection with the closing of an option by the portfolio or Underlying Fund is more than the premium paid for the original purchase.  Conversely, a portfolio or an Underlying Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a portfolio or an Underlying Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio or Underlying Fund.

If an option written by a portfolio or an Underlying Fund expires unexercised, the portfolio or Underlying Fund realizes a capital gain equal to the premium received at the time the option was written.  If an option purchased by a portfolio or an Underlying Fund expires unexercised, the Underlying Fund realizes a capital loss equal to the premium paid.  Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration).  There can be no assurance, however, that a closing purchase or sale transaction can be effected when the portfolio or Underlying Fund desires.

A portfolio or an Underlying Fund may sell options in connection with buy-and-write transactions; that is, the portfolio or the Underlying Fund may purchase a security and then sell a call option against that security.  The exercise price of the call a portfolio or an Underlying Fund determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold.  Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period.  Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.  If the call options are exercised in such transactions, an a portfolio’s or Underlying Fund’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the portfolio’s or Underlying Fund’s purchase price of the security and the exercise price, less related transaction costs.  If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions.  If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio’s or an Underlying Fund’s gain will be limited to the premium received.  If the market price of the underlying security declines or otherwise is below the exercise price, a portfolio or an Underlying Fund may elect to close the position or retain the option until it is exercised, at which time the Underlying Fund will be required to take delivery of the security at the exercise price; the portfolio’s or Underlying Fund’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.  Out-of-the-money, at-the-money and in-the-money put options may be used by a portfolio or an Underlying Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

A portfolio or an Underlying Fund may also sell combinations of put and call options on the same security, known as “straddles,” with the same exercise price and expiration date.  By entering into a straddle, a portfolio or an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a portfolio or an Underlying Fund will be required to sell the underlying security at a below

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market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By selling a call option, a portfolio or an Underlying Fund limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option.  By selling a put option, a portfolio or an Underlying Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value.  The selling of options on securities will not be undertaken by a portfolio or an Underlying Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions.  Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A portfolio or an Underlying Fund may purchase put options for hedging purposes or to increase its return.  Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the portfolio or Underlying Fund to sell the securities at the exercise price, or to close out the options at a profit.  By using put options in this way, a portfolio or an Underlying Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio or an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the portfolio or the Underlying Fund anticipates purchasing in the future.  If such increase occurs, the call option will permit a portfolio or an Underlying Fund to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio or an Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a portfolio or an Underlying Fund.

In certain instances, a portfolio or an Underlying Fund may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option.  Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date).  In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security.  As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a portfolio or an Underlying Fund than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option.  If the premium is paid at termination, a portfolio or an Underlying Fund assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

Risks Associated with Options on Securities and Indices

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There are several risks associated with transactions in options on securities and on indices.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.  If a put or call option purchased by the Portfolio or Underlying Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the portfolio or Underlying Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the portfolio or Underlying Fund seeks to close out an option position.  If a portfolio or an Underlying Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a portfolio or an Underlying Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, the portfolio or the Underlying Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a portfolio or an Underlying Fund, the portfolio or Underlying Fund would not be able to close out the option.  If restrictions on exercise were imposed, the portfolio or Underlying Fund might be unable to exercise an option it has purchased.  Except to the extent that a call option on an index written by the portfolio or Underlying Fund is covered by an option on the same index purchased by the portfolio or Underlying Fund, movements in the index may result in a loss to the portfolio or Underlying Fund; however, such losses may be mitigated by changes in the value of the portfolio’s or Underlying Fund’s securities during the period the option was outstanding.

Exchange-Traded/Over-the-Counter (“OTC”) Options
A portfolio or Underlying Fund may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  Transactions by a portfolio or Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a portfolio or Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other

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sanctions. While a portfolio or an Underlying Fund seeks to enter into OTC options only with dealers who can enter into closing transactions with the portfolio or Underlying Fund, no assurance exists that the portfolio or Underlying Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a portfolio or an Underlying Fund, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the portfolio or Underlying Fund may be unable to liquidate an OTC option. With respect to options written by a portfolio or an Underlying Fund, the inability to enter into a closing transaction may result in material losses to the portfolio or Underlying Fund. For example, because a portfolio or an Underlying Fund must maintain a secured position with respect to any call option on a security it writes, the portfolio or Underlying Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a portfolio’s or an Underlying Fund’s ability to sell portfolio securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminution in the value of portfolio securities, a portfolio or an Underlying Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a portfolio or an Underlying Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio or an Underlying Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options; however, the benefit to a portfolio or an Underlying Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio or an Underlying Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A portfolio or an Underlying Fund may sell options on foreign currencies for the same types of hedging purposes.  For example, where a portfolio or an Underlying Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options; however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio or an Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  Although, the purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, in the event of rate movements adverse to a portfolio’s or an Underlying Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs.  As in the case of forward contracts, certain options on foreign currencies are traded OTC and involve risks that may not be present in the case of exchange-traded instruments.

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Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio or an Underlying Fund could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio or Underlying Fund to hedge such increased cost up to the amount of the premium.  Foreign currency options sold by a portfolio or an Underlying Fund will generally be covered in a manner similar to the covering of other types of options.  As in the case of other types of options; however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium and only if rates move in the expected direction.  If this does not occur, the option may be exercised and a portfolio or an Underlying Fund would be required to purchase or sell the underlying currency at a loss; which may not be offset by the amount of the premium.  Through the selling of options on foreign currencies, a Portfolio or an Underlying Fund also may be required to forgo all or a portion of the benefits, that might otherwise have been obtained from favorable movements in exchange rates.  A portfolio or An Underlying Fund may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Some foreign countries limit or prohibit all direct foreign investment in the securities of companies located in their countries.  However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities.  A portfolio or an Underlying Fund may be subject to certain percentage limits under the 1940 Act and the laws of certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that more than 10% of the value of a portfolio’s or an Underlying Fund’s assets may be invested in such securities.

Over-the-Counter Options
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OTC options and the assets used as cover for written OTC options are illiquid securities.  An Underlying will write OTC options only with U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System (“dealers”).  In connection with these special arrangements, a portfolio or an Underlying Fund intends to establish standards for the creditworthiness of the dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Portfolio’s or Underlying Fund’s adviser or sub-adviser. Under these special arrangements, a portfolio or an Underlying Fund will enter into contracts with dealers that provide that the portfolio or Underlying Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different dealers, the formula will generally be based on multiple of the premium received by a portfolio or an Underlying Fund for writing the option, plus the amount, if any, by which the options is “in-the-money.”  The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.”  “Strike price” refers to the price at which an option will be exercised.  “Cover Assets” refers to the amount of cash, liquid assets or high quality debt instruments that must be segregated to collateralize the value of the futures contracts written by a portfolio or an Underlying Fund.  Under such circumstances, a portfolio or an Underlying Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is “in-the-money”).  Although each agreement will provide that a portfolio’s or an Underlying Fund’s repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written.  Therefore, a portfolio or an Underlying Fund might pay more to repurchase the OTC Option contract than the portfolio or Underlying Fund would pay to close out a similar exchange traded option.
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The staff of the SEC has taken the position that purchased OTC Options and assets used to cover written OTC Options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a portfolio’s or an Underlying Fund’s assets (“SEC illiquidity ceiling”).  OTC Options entail risks in addition to the risks of exchange-traded options.  Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio or an Underlying Fund relies on the party from whom it purchases an OTC Option to perform if the portfolio or Underlying Fund exercises the option.  With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a portfolio or an Underlying Fund will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date).  A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date.  A portfolio or an Underlying Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” a portfolio or an Underlying Fund will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, a portfolio or an Underlying Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or a sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security.  The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement.  If a portfolio or an Underlying Fund holds a stock which the adviser or a sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the portfolio or the Underlying Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.  Consequently, a portfolio or an Underlying Fund will exercise the put only if the price of such security falls below the strike price of the put.  The difference between the put’s strike price and the market price of the underlying security on the date a portfolio or an Underlying Fund exercises the put, less transaction costs, is the amount by which a portfolio or an Underlying Fund hedges against a decline in the underlying security.  If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the portfolio paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the portfolio or an Underlying Fund realizes on the sale of the securities.

If a put option is sold by a portfolio or an Underlying Fund, the portfolio or an Underlying Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise

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price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option.  The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a portfolio has a short position in the underlying security and the security thereafter increases in price.  A portfolio or an Underlying Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise.  If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.  If a portfolio or an Underlying Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the portfolio realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased.  A portfolio or an Underlying Fund generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

A Portfolio or an Underlying Fund will not write call options on when-issued securities.  A portfolio or an Underlying Fund may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index.  A portfolio or an Underlying Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the portfolio or Underlying Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.  If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period.  If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A portfolio or an Underlying Fund may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an

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amount sufficient to cover the underlying obligation in accordance with regulatory requirements.  The risk involved in writing call options on futures contracts or market indices is that a portfolio or an Underlying Fund would not benefit from any increase in value above the exercise price.  Usually, this risk can be eliminated by entering into an offsetting transaction.  However, the cost to do an offsetting transaction and terminate a portfolio’s or an Underlying Fund’s obligation might be more or less than the premium received when it originally wrote the option.  Further, a portfolio or an Underlying Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer, through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price.  A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date.  This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a portfolio or an Underlying Fund, the portfolio or Underlying Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements.  In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price.  The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price.  If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price.  If the put lapse unexercised, the writer realizes a gain in the amount of the premium.  If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a portfolio’s or an Underlying Fund’s holdings in an underlying security against a substantial decline in market value.  Such protection, of course, only provided during the life of the put option when a portfolio or an Underlying Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price.  By using put options in this manner, a portfolio or an Underlying Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.  The purchase of put options also may be used by a portfolio or an Underlying Fund when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment.  The premium received by a portfolio or an Underlying Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that portfolio or Underlying Fund.  This liability will be adjusted daily to the option’s current market value.  The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction.  Similarly, the premium paid by a portfolio or an Underlying Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that portfolio or Underlying Fund.  This asset will be adjusted daily to the option’s current market value.  The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option. The value of an option purchased or written is marked-to-market daily and is valued at the mean between the bid and ask price on the exchange on which it is traded or, if not on an exchange at the market value determined using an industry accepted model such as “Black Scholes.”

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Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security.  Furthermore, effecting a closing transaction will permit a portfolio or an Underlying Fund to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both.  If a portfolio or an Underlying Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security.  There is, of course, no assurance that a portfolio or an Underlying Fund will be able to effect a closing transaction at a favorable price.  If a portfolio or an Underlying Fund cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.  A portfolio or an Underlying Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions.  These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Covered Call Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a portfolio and certain Underlying Funds may write covered call options.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.  During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price.  This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a portfolio or an Underlying Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a portfolio or Underlying Fund may write secured put options.  During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A portfolio may write a call or put option only if the option is “covered” or “secured” by a portfolio holding a position in the underlying securities.  This means that so long as a portfolio or Underlying Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call.  Alternatively, a portfolio or Underlying Fund may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option.  A put is secured if a portfolio or Underlying Fund maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price.  A portfolio or Underlying Fund may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same portfolio or Underlying Fund.

Stock Index Options

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A portfolio or an Underlying Fund generally may purchase and sell options on stock indices. A portfolio or an Underlying Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the portfolio or Underlying Fund against declines in the value of securities they own or increases in the value of securities to be acquired, although the portfolio or Underlying Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.  A portfolio’s or an Underlying Fund’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security.  The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by; (ii) a fixed “index multiplier.”

A portfolio or an Underlying Fund may sell call options on stock indices if it owns securities whose price changes, in the opinion of the portfolio’s or Underlying Fund’s sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio.  When a portfolio or an Underlying Fund covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the portfolio or the Underlying Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.  A portfolio or an Underlying Fund may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (a) is equal to or less than the exercise price of the call sold; or (b) is greater than the exercise price of the call sold if the difference is maintained by the portfolio or Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  A portfolio or an Underlying Fund may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the portfolio or Underlying Fund in liquid securities in a segregated account with its custodian (or earmarked on its records).  Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio or an Underlying Fund will receive a premium from selling a put or call option, which increases the portfolio’s or Underlying Fund’s gross income in the event the option expires unexercised or is closed out at a profit.  If the value of an index on which a portfolio or an Underlying Fund has sold a call option falls or remains the same, the portfolio or Underlying Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns.  If the value of the index rises, however, a portfolio or an Underlying Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s or Underlying Fund’s stock investments.  By selling a put option, a portfolio or an Underlying Fund assumes the risk of a decline in the index.  To the extent that the price changes of securities owned by a portfolio or an Underlying Fund correlate with changes in the value of the index, selling covered put options on indices will increase the portfolio’s or Underlying Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

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A portfolio or an Underlying Fund may also purchase put options on stock indices to hedge its investments against a decline in value.  By purchasing a put option on a stock index, a portfolio or an Underlying Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option.  If the value of a portfolio or an Underlying Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the portfolio’s or Underlying Fund’s loss will be limited to the premium paid for the option plus related transaction costs.  The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a portfolio’s or an Underlying Fund’s security holdings.

The purchase of call options on stock indices may be used by a portfolio or an Underlying Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when the portfolio or Underlying Fund holds un-invested cash or short-term debt instruments awaiting investment.  When purchasing call options for this purpose, a portfolio or an Underlying Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise.  The purchase of call options on stock indices when a portfolio or an Underlying Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the portfolio or Underlying Fund owns.

The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general.  In contrast, certain options may be based on narrower market indices, such as the S&P 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.  The composition of the index is changed periodically.

Risks of Investing in Options on Securities and Indices

There are several risks associated with transactions in options on securities and indices.  Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.  There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.  In addition, a liquid secondary market for particular options may be absent for reasons which include the following:  there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a portfolio or an Underlying Fund may enter into options transactions may be limited by the Code requirements for qualification of the portfolio or Underlying Fund as a regulated investment company.  (See “Tax Considerations.”)

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In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges.  For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, a portfolio or an Underlying Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing.  (See “OTC Options.”)

Straddles

A straddle, which may be used for hedging purposes, is a combination of put and call option written on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a portfolio’s or an Underlying Fund’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

By entering into a straddle, a portfolio or an Underlying Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised.  If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a portfolio or an Underlying Fund will be required to sell the underlying security at a below market price.  This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised.  Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised.  In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Swap Transactions and Options on Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps and event-linked swaps.  Swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

To the extent a portfolio or an Underlying Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements.  A portfolio or an Underlying Fund may also enter into options on swap agreements (“swap options”).

A portfolio or an Underlying Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio or Underlying Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

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In a standard swap transaction, two parties agree to exchange the returns or differential in rates of return or differential in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors.  Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts.  Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.  Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum levels.  Consistent with a portfolio’s or an Underlying Fund’s investment objectives and general investment policies, certain of the portfolios and Underlying Funds may invest in commodity swap agreements.  For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index.  In a total return commodity swap, a portfolio or an Underlying Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, a portfolio or an Underlying Fund may pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, a portfolio or an Underlying Fund may pay an adjustable or floating fee.  With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, a portfolio or an Underlying Fund may be required to pay a higher fee at each swap reset date.

A portfolio or an Underlying Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the portfolio or Underlying Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement.  If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party.  Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).  The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

A portfolio or an Underlying Fund may enter into credit swap agreements.  The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no

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event of default on an underlying reference obligation has occurred.  If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A portfolio or an Underlying Fund may be either the buyer or seller in a credit default swap transaction.  If a portfolio or an Underlying Fund is a buyer and no event of default occurs, the portfolio or Underlying Fund will lose its investment and recover nothing.  However, if an event of default occurs, a portfolio or an Underlying Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.  As a seller, a portfolio or an Underlying Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.  If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.  Credit default swap transactions involve greater risks than if a portfolio or an Underlying Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A portfolio or an Underlying Fund may engage in swaps may write (sell) and purchase put and call swap options.

Most swap agreements entered into by a portfolio or an Underlying Fund involve calculating the obligations of the parties to the agreement on a “net basis.”  Consequently, a portfolio’s or an Underlying Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A portfolio’s or an Underlying Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the portfolio or Underlying Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio or Underlying Fund’s adviser or sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the portfolio’s or Underlying Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a portfolio’s or an Underlying Fund’s investment restriction concerning senior securities.

Whether a portfolio’s or an Underlying Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio or Underlying Fund’s adviser or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they generally have terms of greater than seven (7) days, OTC swap agreements generally are considered to be illiquid.  Moreover, a portfolio or an Underlying Fund bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  A portfolio or an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the portfolio’s or Underlying Fund’s repurchase agreement guidelines).  Certain restrictions imposed on a portfolio or an Underlying Fund by the Code may limit the portfolio’s or Underlying Fund’s ability to use swap agreements.  It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a portfolio’s or an Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio or an Underlying Fund writes a swap option, upon exercise of the option the Underlying will become

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obligated to make payments according to the terms of the underlying agreement.

 Risks of Swap Transactions or Options on Swap Transactions

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions.  Whether a portfolio’s or an Underlying Fund’s use of swap agreements will be successful in furthering its investment objective will depend on its adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a portfolio’s or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, a portfolio or an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of swap agreement counterparty.  A portfolio or an Underlying Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the portfolio’s or an Underlying Fund’s repurchase agreement guidelines).  Certain restrictions imposed on a portfolio or an Underlying Fund by the Code may limit the portfolio’s or the Underlying Fund’s ability to use swap agreements.  The swaps market is a relatively new market and is largely unregulated.  It is possible that developments in the swaps market, including potential government regulation, could adversely affect the portfolio’s or the Underlying Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a portfolio or an Underlying Fund writes a swap option, upon exercise of the option the portfolio or Underlying Fund will become obligated according to the terms of the underlying agreement.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio or an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by an Underlying Fund are considered to be illiquid assets.

Depending on a portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the portfolio to support its obligations under a similar uncleared swap.  However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction.  Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities.  Moving trading to an

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exchange-type system may increase market transparency and liquidity but may require a portfolio to incur increased expenses to access the same types of swaps.  Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps.  Reporting of swap data may result in greater market transparency, but may subject the portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.

Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Credit Default Swaps

A portfolio or an Underlying Fund may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect  against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. A portfolio or an Underlying Fund may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, a portfolio or an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a portfolio or an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a portfolio or an Underlying Fund would keep the stream of payments and would have no payment obligations.  As the seller, a portfolio or an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

A portfolio or an Underlying Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held in its portfolio, in which case the portfolio or Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It would also involve credit risk – which the seller may fail to satisfy its payment obligations to a portfolio or an Underlying Fund in the event of a default.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies.  A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional.  An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk).  An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk).  The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity.  The economic difference is realized through the coupon exchanges over the life of the swap.  In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Interest and Currency Swaps

Interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors may be used, as well as entering into currency swap cap transactions.  An interest rate or currency swap involves an agreement between a portfolio or an Underlying Fund and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating

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rate payments by one party for fixed rate payments by the other).  An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.  A portfolio or an Underlying Fund usually enters into such transactions on a “net” basis, with the portfolio or Underlying Fund receiving or paying, as the case may be, only the net amount of the two payment streams.  The net amount of the excess, if any, of a portfolio or an Underlying Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the portfolio’s or Underlying Fund’s custodian.  If a portfolio or an Underlying Fund enters into a swap on other than a net basis, or sells caps or floors, the portfolio or Underlying Fund maintains a segregated account in the full amount accrued on a daily basis of the portfolio’s or Underlying Fund’s obligations with respect to the transaction.  Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

A portfolio or an Underlying Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P).  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation.  A portfolio’s or an Underlying Fund’s adviser or sub-adviser has determined that the swap market has become relatively liquid.  Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio or an Underlying Fund is contractually obligated to make or receive.  Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps.  Caps and floors purchased by a portfolio or an Underlying Fund are considered to be illiquid assets.

Interest Rate Caps and Interest Rate Floors

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level.  The floor buyer purchases protection for a floating rate move below the strike.  The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.  Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money.  Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

Risks Associated with Interest Rate Caps and Floors

The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options.  In connection with such transactions, an Underlying Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, the Underlying Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, the Underlying Fund might be unable to obtain its expected benefit.  In addition, while certain Underlying Funds will seek to enter into such transactions only with parties which are capable of entering into closing transactions with an Underlying Fund, there can be no assurance that the Underlying Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to

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the end of the term of the underlying agreement.  This may impair an Underlying Fund’s ability to enter into other transactions at a time when doing so might be advantageous.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms.  It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates.  A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period).  The right pursuant to a swap option must be exercised by the right holder.  The buyer of the right to a swap option is said to own a call.

A portfolio or an Underlying Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio or Underlying Fund anticipates purchasing at a later date.  A portfolio or an Underlying Fund intends to use these transactions as hedges and not as speculative investments.

Whether a portfolio’s or an Underlying Fund’s use of swap options will be successful in furthering its investment objective will depend on its sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a portfolio or an Underlying Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a portfolio or an Underlying Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Underlying Fund writes a swap option, upon exercise of the option the Underlying Fund will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Total return swap agreements may effectively add leverage to a portfolio’s or an Underlying Fund’s portfolio because, in addition to its total net assets, the portfolio or Underlying Fund would be subject to investment exposure on the notional amount of the swap.  Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the portfolio or Underlying Fund thereunder, and conversely, that the portfolio or Underlying Fund will not be able to meet its obligation to the counterparty.

Risks Associated with Investing in Options, Futures and Forward Transactions

Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities – A portfolio’s or an  Underlying Fund’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the portfolio’s or Underlying Fund’s securities. In the case of futures and options based on an index, a portfolio or an Underlying Fund will not duplicate the components of the

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index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract.  The use of forward contracts for cross-hedging purposes may involve greater correlation risks.  As a result, the correlation probably will not be exact.  Consequently, a portfolio or an Underlying Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a portfolio or an Underlying Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, the portfolio or Underlying Fund would experience a loss that is not completely offset by the put option.  It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a portfolio or an Underlying Fund has a position and the portfolio securities the Portfolio or Underlying Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument.  In addition, a portfolio or an Underlying Fund may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards.  In such instances, a portfolio or an Underlying Fund will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.  Nevertheless, where a portfolio or an Underlying Fund enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio’s or Underlying Fund’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation.  The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets.  In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a portfolio or an Underlying Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a portfolio or an Underlying Fund in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a portfolio or an Underlying Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.  For example, where a portfolio or an Underlying Fund sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and the portfolio or Underlying Fund may not be fully covered.

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As a result, a portfolio or an Underlying Fund could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a portfolio’s or an Underlying Fund’s holdings.  When a portfolio or an Underlying Fund sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation.  In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a portfolio or an Underlying Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the portfolio’s or Underlying Fund’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a portfolio or an Underlying Fund will incur a loss which may only be partially offset by the amount of the premium it received.  Moreover, by selling an option, a portfolio or an Underlying Fund may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, a portfolio’s or an Underlying Fund’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a portfolio or an Underlying Fund may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns.  Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired.  A portfolio or an Underlying Fund will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.  Nevertheless, the method of covering an option employed by a portfolio may not fully protect it against risk of loss and, in any event, a portfolio or an Underlying Fund could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A portfolio or an Underlying Fund also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose the portfolio or Underlying Fund to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a portfolio or an Underlying Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received.  Such transactions, therefore, create an opportunity for increased return by providing a portfolio or an Underlying Fund with two simultaneous premiums on the same security, but involve additional risk, since the portfolio or Underlying Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

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Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction.  This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into.  While a portfolio or an Underlying Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time.  In that event, it may not be possible to close out a position held by a portfolio or an Underlying Fund, and the portfolio or Underlying Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements.  Under such circumstances, if a portfolio or an Underlying Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so.  The inability to close out options and futures positions, therefore, could have an adverse impact on a portfolio’s or an Underlying Fund’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits.  Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage.  As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.  Where a portfolio or an Underlying Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the portfolio or Underlying Fund or decreases in the prices of securities or other assets the portfolio or the Underlying Fund intends to acquire.  Where a portfolio or an Underlying Fund enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the portfolio or Underlying Fund to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).  Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract.  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  The sub-advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of portfolio or an Underlying Fund.

Risks of Options on Futures Contracts - The amount of risk a portfolio or an Underlying Fund assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs.  In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market

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described herein.  The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above.  In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a portfolio or an Underlying Fund.  Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon.  As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a portfolio or an Underlying Fund makes investment and trading decisions in connection with other transactions.  Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a portfolio or an Underlying Fund to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.

Unlike many transactions entered into by a Portfolio or an Underlying Fund in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and over the counter options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options).  To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  In an over the counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over the counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a portfolio’s or an Underlying Fund’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the  portfolio or Underlying Fund.  Where no such counterparty is available, it will not be possible to enter into a desired transaction.  There also may be no liquid secondary market in the trading of over the counter contracts, and a portfolio or an Underlying Fund could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity.  This in turn could limit a portfolio’s or an Underlying

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Fund’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over the counter transactions are not subject to the guarantee of an exchange clearinghouse, a portfolio or an Underlying Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.  One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the portfolio’s or Underlying Fund’s ability to enter into desired hedging transactions.  A portfolio or an Underlying Fund will enter into an over the counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries.  Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.  As a result, many of the risks of over the counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the “OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting a portfolio or an Underlying Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over the counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Policies on the Use of Futures and Options on Futures Contracts

A portfolio or an Underlying Fund may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that OTC Options and assets used to cover sold over-the-counter options are illiquid and, therefore, together with other illiquid securities held by a portfolio or an Underlying Fund, cannot exceed 15% of a portfolio’s or an Underlying Fund’s assets (the “SEC illiquidity ceiling”).  Although the sub-advisers may disagree with this position, each sub-adviser intends to limit a portfolio’s or an Underlying Fund’s selling of over-the-counter options in accordance with the following procedure.

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The contracts a portfolio or an Underlying Fund has in place with such primary dealers provide that the portfolio or Underlying Fund has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula.  A portfolio or an Underlying Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test.  A portfolio or an Underlying Fund may also sell over the counter options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Synthetic Convertible Securities

Synthetic Convertible Securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities.  For example, an Underlying Fund may purchase a non-convertible debt security and a warrant or option, which enables the Underlying Fund to have a convertible-like position with respect to a company, group of companies or stock index.  Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions.  Upon conversion, an Underlying Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security.  Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component.  For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants

Warrants are, in effect, longer-term call options.  They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other qualification as a regulated investment company.  The result of a hedging program cannot be foreseen and may cause an Underlying Fund to suffer losses that it would not otherwise sustain. Unlike convertible debt instruments or preferred stock, warrants do not pay a fixed dividend.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of an Underlying Fund’s entire investment therein). Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.  Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.  They pay no dividends and confer no rights other than a purchase option.  If a warrant is not exercised by the date of its expiration, the Underlying Fund will lose its entire investment in such warrant.

Risks Associated with Warrants

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  They do not represent ownership of the securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the

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security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Foreign Currency Warrants

Foreign currency warrants such as Currency Exchange WarrantsSM are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Index Warrants

Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”).  Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise.  In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash

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payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index.  The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index.  If an Underlying Fund were not to exercise an Index Warrant prior to its expiration, then the Underlying Fund would lose the amount of the purchase price paid by it for the warrant.  Certain Underlying Funds will normally use Index Warrants in a manner similar to their use of options on securities indices.

Risks Associated with Index Warrants

The risks of using Index Warrants are generally similar to those relating to its use of index options.  Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant.  Also, Index Warrants generally have longer terms than index options.  Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency.  In addition, the terms of Index Warrants may limit an Underlying Fund’s ability to exercise the warrants at such time, or in such quantities, as the Underlying Fund would otherwise wish to do.

INVESTMENT TECHNIQUES

Borrowing

A portfolio or an Underlying Fund may borrow from banks. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a portfolio’s or an Underlying Fund’s investment policies and restrictions. If a portfolio or an Underlying Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.  If a portfolio or an Underlying Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.  Under the 1940 Act, each portfolio or Underlying Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the portfolio’s or Underlying Fund’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a portfolio’s or an Underlying Fund’s NAV. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the NAV of a portfolio or an Underlying Fund’s shares.  In the event a portfolio or an Underlying Fund borrows, the portfolio or Underlying Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements will be included as borrowing.  Securities purchased on a when-issued or delayed delivery basis will not be subject to a portfolio’s or an Underlying Fund’s borrowing limitations to the extent that the portfolio or Underlying Fund establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the portfolio’s or Underlying Fund’s obligations under the when-issued or delayed delivery arrangement.

Commodity Exposure Risk

The agricultural and mining sectors of Australia's economy account for the majority of its exports. Australia

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is susceptible to fluctuations in the commodity markets and, in particular, in the price and demand for agricultural products and natural resources. Any negative changes in these sectors could have an adverse impact on the Australian economy.

Concentration

Certain Underlying Funds “concentrate” (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of their assets will be invested in these assets at all times.  As a result, the Underlying Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

Currency Management

An Underlying Fund’s flexibility to participate in higher yielding debt markets outside of the United States may allow an Underlying Fund to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When an Underlying Fund invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Underlying Fund’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that an Underlying Fund is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Underlying Fund’s investments should help increase the NAV of the Underlying Fund. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which an Underlying Fund’s securities are denominated will generally lower the NAV of the Underlying Fund. An Underlying Fund’s adviser or sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to an Underlying Fund.

Participation on Creditors Committees

Certain of the Underlying Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Underlying Fund.  Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Underlying Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Underlying Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so.  Participation by an Underlying Fund on such committees also may expose the Underlying Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. An Underlying Fund will participate on such committees only when its adviser or sub-adviser believes that such participation is necessary or desirable to enforce the Underlying Fund’s rights as a creditor or to protect the value of securities held by the Underlying Fund.

Portfolio Hedging

Hedging against changes in financial markets, currency rates and interest rates may be utilized.  One form of hedging is with “derivatives.”  Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks.  There can be no assurances that an Underlying Fund will be employing a hedging transaction at any given time, or that any hedging transaction actually used will be successful.  Although the Underlying Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Underlying Funds than if they did not hedge.  If the Underlying Funds do not correctly

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predict a hedge, it may lose money.  In addition, the Underlying Funds pay commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions.

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent an Underlying Fund’s adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used.  Use of call options could result in losses to the Underlying Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause an Underlying Fund to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to an Underlying Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Underlying Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Underlying Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, the Underlying Funds pay commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce the Underlying Funds’ NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States.

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Underlying Funds’ ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

An Underlying Fund’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Underlying Fund’s portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Underlying Fund’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Underlying Fund’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by certain of the Underlying Funds is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward

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commitments”) because new issues of securities typically offered to investors, such as the Underlying Funds, on that basis.  Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  This risk is in addition to the risk of decline in the value of the Underlying Fund’s other assets.  Although the Underlying Funds will enter into such contracts with the intention of acquiring securities, the Portfolios or the Underlying Funds may dispose of a commitment prior to the settlement if the investment adviser deems it appropriate to do so.  The Underlying Funds may realize short-term profits or losses upon the sale of forward commitments.

Each Underlying Fund’s (except ING Index Plus International Equity Fund) net loss exposure resulting from transactions entered into for each purposes will not exceed 5% of the Underlying Fund’s net assets at any one time and, to the extent necessary, the Underlying Fund will close out transactions in order to comply with this limitation.  Such transactions are subject to the limitations described above under “Options,” “Futures Contracts,” and “Interest Rate and Currency Swaps.”

Repurchase Agreements

Each Underlying Fund may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which an Underlying Fund’s sub-adviser has determined to be of comparable creditworthiness.  Such agreements may be considered to be loans by the Underlying Funds for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times.  The securities that an Underlying Fund purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller.  The term of a Repurchase Agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery.  The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Underlying Fund together with the repurchase price on repurchase.  In either case, the income to an Underlying Fund is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Underlying Fund’s adviser or sub-adviser will monitor the value of the collateral.  Securities subject to repurchase agreements will be held by the Underlying Fund’s custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  If the seller defaults on its repurchase obligation, an Underlying Fund holding the repurchase agreement will suffer a loss to a extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause an Underlying Fund’s rights with respect to such securities to be delayed or limited.  To mitigate this risk, each Underlying Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, an Underlying Fund will have the right to liquidate the securities.  If, at the time an Underlying Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order.  The Underlying Fund’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Underlying Fund.  The Trust has adopted and

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follows procedures which are intended to minimize the risks of repurchase agreements.  For example, an Underlying Fund only enters into repurchase agreements after its sub-adviser has determined that the seller is creditworthy, and the sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Underlying Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

An Underlying Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, an Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  An Underlying Fund may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be disposed of within seven (7) days at approximately the value ascribed to it by an Underlying Fund. An Underlying Fund may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities.  In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the Underlying Fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid.  The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review.  Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others:  (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when an Underlying Fund’s adviser or sub-adviser might wish to sell and these securities could have the effect of decreasing the overall level of an Underlying Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities requiring an Underlying Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Underlying Fund could realize upon disposition.  If institutional trading in restricted securities were to decline to limited levels, the liquidity of an Underlying could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between an Underlying Fund’s decision to dispose of these securities and the time when the Underlying Fund is able to dispose of them, during which time the value of the securities could decline.  Securities that are not readily marketable will be valued in good faith pursuant to procedures adopted by the Underlying Fund’s board of directors/trustees.

The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by an Underlying Fund.  When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when an Underlying Fund would be permitted to sell them.  Thus, an Underlying Fund may not be able to obtain as favorable a price as that

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prevailing at the time of the decision to sell. An Underlying Fund may also acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by an Underlying Fund at a time when such resale would be desirable.  Securities that are not readily marketable will be valued by an Underlying Fund in good faith pursuant to procedures adopted by the Underlying Fund’s board of directors/trustees.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale.  They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under an Underlying Fund’s procedures, restricted securities could be treated as liquid.  However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

An Underlying Fund may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.

The Underlying Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted.

Reverse Repurchase Agreements and Dollar Roll Transactions

An Underlying Fund may borrow money by entering into transactions called reverse repurchase agreements.  Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price, and interest payment.  An Underlying Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time an Underlying Fund enters into a reverse repurchase agreement, an Underlying Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of an Underlying Fund’s total assets.  Under the 1940 Act, the Underlying Funds are required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of an Underlying Fund’s holdings may be disadvantageous from an investment standpoint.  To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or an Underlying Fund’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

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An Underlying Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects.  In a dollar roll transaction, an Underlying Fund sells a mortgage-backed security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.  During the period between the sale and repurchase, an Underlying Fund will not be entitled to receive interest and principal payments on the securities sold.  Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for an Underlying Fund exceeding the yield on the sold security.  When an Underlying Fund enters into a dollar roll transaction, cash and/or liquid assets of the Underlying Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date.  These securities are marked daily and are maintained until the transaction is settled. Because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Underlying Fund pledges a mortgage-backed security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which an Underlying Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Underlying Fund, but only securities which are “substantially identical.”  To be considered substantially identical, the securities returned to an Underlying Fund generally must:  (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

An Underlying Fund’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Underlying Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Underlying Fund’s restrictions on borrowings.

Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to an Underlying Fund’s overall limitations on investments in illiquid securities.

Risks of Repurchase Agreements

Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes.  Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Underlying Fund’s outstanding shares.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent an Underlying Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Underlying Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Underlying Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Underlying Fund.

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Whether a reverse purchase agreement or dollar roll transaction produces a gain for an Underlying Fund depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security.  If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then an Underlying Fund’s NAV will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, NAV will decline faster than otherwise would be the case.  Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase an Underlying Fund’s yield in the manner described above; however, such transactions also increase an Underlying Fund’s risk of loss and may result in the shareholder’s loss of principal.

Securities Lending

An Underlying Fund may lend its portfolio securities to broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage of the Underlying Fund’s total assets set forth in its prospectuses.  No lending may be made to any companies affiliated with an Underlying Fund’s adviser.

These loans earn income for an Underlying Fund and are collateralized by cash, securities, or letters of credit.  An Underlying Fund might experience a loss if the financial institution defaults on the loan.  An  Underlying Fund seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation.  An Underlying Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans.  An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.  Any cash collateral received by an Underlying Fund would be invested in high quality, short-term money market instruments.  The Underlying Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by an Underlying Fund represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with an Underlying Fund cash or cash equivalent collateral or provide to the Underlying Fund an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis.  Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, the Underlying Fund must terminate the loan and vote the securities.  Alternatively, an Underlying Fund may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays the Underlying Fund any interest paid on such securities. An Underlying Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  Loans are subject to termination at the option of the Underlying Fund or the borrower at any time.  A Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

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There is the risk that when lending portfolio securities, the securities may not be available to an Underlying Fund on a timely basis and the Underlying Fund may therefore lose the opportunity to sell the securities at a desirable price.  Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in an Underlying Fund.  When an Underlying Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities.  An Underlying Fund could incur losses in connection with the investment of such cash collateral.

Segregated Accounts

When an Underlying Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Underlying Fund’s obligation or commitment under such transactions.  Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales

An Underlying Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which an Underlying Fund sells a security it does not own in anticipation that the market value will decline. To complete the sale, an Underlying Fund must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligations to deliver the security upon conclusion of the sale.  The Underlying Fund must replace the security borrowed by purchasing it at the market price at the time of replacement.  An Underlying Fund is said to have a “short position” in the securities sold until it delivers them to the broker.  The period during which an Underlying Fund has a short position can range from one day to more than a year.  Until an Underlying Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Underlying Fund must pay to the broker a negotiated portion of any dividends or interest, which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time an Underlying Fund replaces the borrowed security, the Underlying Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.  Certain of the Underlying Funds may make short sales to offset a potential decline in a long position or a group of long positions, or if the Underlying Fund’s adviser or sub-adviser believes that a decline in the price of a particular security or group of securities is likely.

To the extent that an Underlying Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board.  This percentage any be varied by action of the Board. To meet current margin requirements, an Underlying Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money.

To meet current margin requirements, the Underlying Fund must deposit with the broker additional cash or

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securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).

Short sales by an Underlying Fund create opportunities to increase the Underlying Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique.  Since the Underlying Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Underlying Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest an Underlying Fund may be required to pay in connection with the short sale.  Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although an Underlying Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly.  Under adverse market conditions an Underlying Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless an Underlying Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which  difference is adjusted daily for changes in the value of the securities sold short.  The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.  Each Underlying Fund will comply with these requirements.  In addition, as a matter of policy, the Underlying Funds’ Board has determined that no Underlying Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Underlying Fund’s total assets, taken at market value.

An Underlying Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which an Underlying Fund may enter into short sales transactions may be limited by the Code requirements for qualification of the Underlying Fund as a regulated investment company.  (See “Tax Considerations.”)

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, an Underlying Fund owns or has the immediate and unconditional right, at no added cost, to obtain the identical security.  Short Sales against the box are not subject to the percentage limitations on short sales described in the Underlying Fund’s prospectuses.

If an Underlying Fund makes a short sale “against the box,” the Underlying Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale.  The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale.  To secure its obligation to deliver securities sold short, an Underlying Fund will deposit in

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escrow in a separate account with the Underlying Fund’s custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities.  The Underlying Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Underlying Fund, because the Underlying Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

An Underlying Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Underlying Fund or a security convertible into or exchangeable for such security.  In such case, any future losses in the Underlying Fund’s long position would be reduced by a gain in the short position.  The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities an Underlying Fund owns, either directly or indirectly, and, in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

Strategic Transactions

An Underlying Fund may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns.  Utilizing these investment strategies, an Underlying Fund may purchase and sell, to the extent not otherwise limited or restricted for such Underlying Fund, exchange-listed and over-the-counter put and call on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for an Underlying Fund resulting from securities markets or currency exchange rate fluctuations, to protect the Underlying Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.  Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC.  Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of an Underlying Fund to utilize these Strategic Transactions successfully will depend on its adviser’s or sub-adviser’s ability to predict, which cannot be assured, pertinent market movements.  An Underlying Fund will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold, or entered into only for bona fide hedging, risk management, or portfolio management purposes.

To Be Announced (“TBA“) Sale Commitments

TBA sale commitments involve commitments where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. An Underlying Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale

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commitment is outstanding, an Underlying Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, an Underlying Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If an Underlying Fund delivers securities under the commitment, the Underlying Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued, Delayed Delivery, and Forward Commitment Transactions

In order to secure prices or yields deemed advantageous at the time the Underlying Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made.  The Underlying Funds may also enter into forward commitments.  The Underlying Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage.  In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Underlying Fund prior to the actual delivery or payment by the other party to the transaction.  Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When an Underlying Fund commits to purchase a security on a when-issued or on a forward delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases.  Since that policy currently recommends that an amount of an Underlying Fund’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, an Underlying Fund will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

An Underlying Fund will establish a segregates account with the custodian  consisting of cash, liquid assets, and/or higher quality debt instruments in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily.  An Underlying Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Underlying Fund may sell these securities before the settlement date if deemed an advisable investment strategy.  In these cases, an Underlying Fund may realize a capital gain or loss.  When an Underlying Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in an Underlying Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous. Certain Underlying Funds may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Underlying Fund’s net assets would be segregated to cover such securities.

When the time comes to pay for the securities acquired on a delayed-delivery basis, an Underlying Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Underlying Fund’s payment obligation).  Depending on market conditions, the Underlying Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases.  For example,

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an Underlying Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if an Underlying Fund determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When an Underlying Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade.  Failure to do so may result in an Underlying Fund incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITION

For temporary and defensive purposes, a Portfolio or an Underlying Fund may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt instruments, and money market instruments, including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, commercial paper and floating rate notes), preferred stocks, and repurchase agreements.  Certain Underlying Funds may hold an unlimited amount of such investments consistent with its objectives.  Certain of the Underlying Funds also may hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. Unless otherwise stated, all percentage limitations on portfolio investments listed in the prospectuses and statements of additional information of an Underlying Fund will apply at the time of investment.  An Underlying Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as result of an investment.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from a Portfolio.

The investment objective and all other policies of the Portfolios are not fundamental and may be changed by a vote of the Board without shareholder approval. Shareholders will be provided at least 60 days’ prior written notice of any change to a Portfolio’s non-fundamental investment objective.

Fundamental Investment Restrictions

Each Portfolio has adopted the following investment restrictions as fundamental policies, which means they cannot be changed without the approval of the holders of a “majority” of a Portfolio’s outstanding voting securities. The term “majority” is defined in the 1940 Act as the lesser of:  (i) 67% or more of that Portfolio’s voting securities present at a meeting of shareholders, if the holders of more than 50% of the Portfolio’s outstanding voting securities are present in person or by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities. The investment objective and all other investment policies or practices of each Portfolio are considered by the Trust to be non-fundamental and accordingly may be changed without shareholder approval.

As a matter of fundamental policy, each Portfolio may not:

1.
purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, or tax exempt securities issued by any state or territory of the U.S., or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be

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invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;

2.
purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;

4.
make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio.  For the purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;

5.
underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.
purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by a Portfolio; or

8.
purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.

With respect to each Portfolio’s concentration policy, industry classifications are in accordance with Global Industrial Classification and/or Standard Industrial Classification Codes.  Industry classifications may be changed at any time to reflect changes in the market place.

The fundamental investment restrictions set forth above may be modified so as to provide the Portfolios with the ability to operate under new rules or amendments under the 1940 Act or under orders of the SEC applicable to the Portfolios without receiving prior shareholder approval of the change.

Non-Fundamental Investment Restrictions

The following restrictions are not fundamental and may be modified by the Trustees without shareholder approval.

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VY DFA World Equity Portfolio
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The Portfolio has adopted the following non-fundamental investment policy to invest at least 80% of the net assets of the Portfolio (plus borrowings for investment purposes) in securities that are consistent with the Portfolio’s name. The policy may be changed upon Board approval and 60 days’ prior notice to shareholders.  If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio’s future investments will be made in a manner that will bring the Portfolio into compliance with this policy.

Under normal circumstances, the Portfolio invests in a combination of Underlying Funds advised by Dimensional Fund Advisors LP that, in turn, invest in equity securities. Generally, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities (in the form of the securities held by the Underlying Funds).

PORTFOLIO TURNOVER

A Portfolio or an Underlying Fund may sell a portfolio investment soon after its acquisition if the Portfolio’s or the Underlying Fund’s adviser or sub-adviser believes that such a disposition is consistent with the Portfolio’s or the Underlying Fund’s investment objective.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A change in securities held in the portfolio of a Portfolio or Underlying Fund is known as “portfolio turnover” and may involve the payment by the Portfolio or the Underlying Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities.  Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less.  A Portfolio or an Underlying Fund cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio or the Underlying Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.  A high turnover rate would increase expenses and may involve realization of capital gains by the Portfolios or the Underlying Funds.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by an Underlying Fund’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

An Underlying Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed that Underlying Fund’s limitation of 15% of the net assets of the Underlying Fund and 5% for Liquid Asset Portfolio on investing in illiquid securities.  If the seller should become bankrupt or default on its obligations to repurchase the securities, an Underlying Fund may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline.  An Underlying Fund may also incur disposition costs in connection with liquidating the securities.

Each Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

Fiscal Year Ended December 31, 2013

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For Voya Retirement Growth Portfolio the portfolio turnover increased 61% from 2012 to 2013 as a result of asset allocation changes.

For Voya Retirement Moderate Portfolio the portfolio turnover increased 43% from 2012 to 2013 as a result of asset allocation changes.

For Voya Retirement Moderate Growth Portfolio the portfolio turnover increased 61% from 2012 to 2013 as a result of asset allocation changes.

Fiscal Year Ended December 31, 2012

For VY DFA World Equity Portfolio the portfolio turnover decreased 50% from 2011 to 2012 as a result of relatively fewer fund share redemptions in 2012.

For Voya Retirement Conservative Portfolio the portfolio turnover decreased 55% from 2011 to 2012 as a result of a reduction in changes to the asset allocation.

For Voya Retirement Growth Portfolio the portfolio turnover decreased 57% from 2011 to 2012 as a result of a reduction in changes to the asset allocation.

For Voya Retirement Moderate Portfolio the portfolio turnover decreased 58% from 2011 to 2012 as a result of a reduction in changes to the asset allocation.

For Voya Retirement Moderate Growth Portfolio the portfolio turnover decreased 56% from 2011 to 2012 as a result of a reduction in changes to the asset allocation.
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DISCLOSURE OF THE PORTFOLIOS’ PORTFOLIO SECURITIES

Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis.  This schedule is filed with the Portfolios’ annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

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In addition, each Portfolio (except VY DFA World Equity Portfolio) posts its portfolio holdings schedule on Voya’s website on a month-end basis, and makes it available 10 calendar days following the end of the previous calendar month or as soon thereafter as practicable.  Each Portfolio may also post its complete or partial holdings on its website as of a specified date. The portfolio holdings schedule is as of the last day of the previous calendar month or (i.e., each Portfolio will post its month-end June 30 holdings on July 11).

VY DFA World Equity Portfolio posts its portfolio holdings schedule on Voya’s website on a month-end basis and makes it available 30 calendar days following the end of the previous calendar month or as soon thereafter as practicable.  The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The portfolio holdings schedule is as of the last day of the previous calendar month (i.e., the Portfolio will post its month-end June 30 holdings on August 1).
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A Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

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The Retirement Portfolios also compile a list composed of their ten largest holdings (“Top Ten”).  This information is produced monthly, and is made available on Voya’s website, on the tenth day of each month.  The Top Ten holdings information is as of the last day of the previous month or as soon thereafter as
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practicable.
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Investors (both individual and institutional), financial intermediaries that distribute the Portfolios’ shares, and most third parties may receive the Portfolios’ annual or semi-annual shareholder reports, or view them on Voya’s website.  The Top Ten list also is provided in quarterly Portfolio descriptions that are included in the offering materials of Variable Contracts and Qualified Plans.

Other than in regulatory filings or on Voya’s website, a Portfolio may provide its portfolio holdings schedule to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so.  Unless otherwise noted below, a Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:
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•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing the Portfolio’s regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper and S&P, such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website;
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Underlying Funds;
•
to service providers on a daily basis in connection with their providing services benefiting the Portfolios, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting, or class action services providers;

•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•
 to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios.  The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure, the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Portfolio’s portfolio securities is in the best interests of the Portfolio’s shareholders, including procedures to address conflicts between the interests of the Portfolio’s shareholders, on the one hand, and those of the Portfolio’s Adviser, principal underwriter, or any affiliated person of the Portfolios, on the other.  Such Policies authorize the Portfolios’ administrator to implement the Board’s policies and direct administrator to document the expected benefit to shareholders.  Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, principal underwriter and their affiliates.  The Board has authorized the senior officers of the Portfolios’ administrator to authorize the release of the Portfolios’ portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for

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compliance with the Policies.  The Portfolios’ administrator reports quarterly to the Board regarding the implementation of the Policies.

Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s full portfolio holdings:

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Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for Voya funds Line of Credit	As requested	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provisions of Analytics for Oversight and Reporting of Securities Lending	Daily	None
All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure that such disclosure is for a legitimate business purpose and is in the best interests of the Portfolios and their shareholders.  The Board must approve any material change to the Policies.  The Policies may not be waived, or exceptions made, without the consent of Voya Legal Department.  All waivers and exceptions involving any of the Portfolios will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.  No compensation or other consideration may be received by the Portfolios, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.
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MANAGEMENT OF THE TRUST

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The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the Commonwealth of Massachusetts.  The Board governs each Portfolio and is responsible for protecting the interests of shareholders.  The Trustees are experienced executives who oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.
Set forth in the table below is information about each Trustee of the Portfolios.
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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 53	Trustee	November 2007- Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	164	DSM/Dentaquest Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	164	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	164	Wisconsin Energy Corp. (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age:73	Trustee	May 2013 – Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	164	None.
Peter S. Drotch 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	November 2007- Present	Retired.	164	First Marblehead Corporation, (September 2003- Present).
J. Michael Earley 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1997 – Present	Retired.	164	None.
Russell H. Jones 7337 East Doubletree Ranch Road	Trustee	May 2013 – Present	Retired.	164	None.
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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Suite 100 Scottsdale, Arizona 85258 Age: 69
Patrick W. Kenny 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 –Present	Retired.	164	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 56	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	164	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	164	None.
Roger B. Vincent 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	January 1994 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	164	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “Interested Person:”
Shaun P. Mathews(3) 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 58	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	164
Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC, and Voya Investment Management Co. LLC (March 2006 – Present); and

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Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) – During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 – Present).

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(1)
Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person,” as defined in the 1940 Act, of the Portfolios (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee shall retire from and cease to be a member of the Board of Trustees as of the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 73.  A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Independent Trustee or  otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund, Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials, and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of March 31, 2014.

(3)	Mr. Mathews is deemed to be an “Interested Person” of the Trust because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial Inc.’s affiliates.
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Information Regarding Officers of the Trust
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Set forth in the table below is information for each Officer of the Trust:

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2003 – Present
Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012); and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2003 – Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 – Present
Senior Vice President, Voya Investments, LLC (February 2012 – Present).  Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 – January 2012).

Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).
Julius Drelick III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	July 2012 - Present
Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present) and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present). Formerly,  Vice President - Platform Product Management & Project Management , Voya Investments, LLC  (April 2007 – June 2012)

Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During the Last Five Years
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 – Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	February 2003 – Present
Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 - Present); and Director of Compliance, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 - April 2010).

Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	November 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 – Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 – Present
Vice President - Platform Product Management & Project Management, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management – Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).

Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2008 - Present	Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	August 2003 – Present
Senior Vice President and Chief Counsel, Voya Investment Management – Voya Family of Funds (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).

Paul Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Voya Family of Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Voya Family of Funds (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
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(1) The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

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BOARD

The Board of Trustees
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The Trust and each of its Portfolios are governed by the Trust’s Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and its Portfolios to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Portfolios do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.
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The Board Leadership Structure and Related Matters

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Effective May 21, 2013, the membership of the Boards of Directors/Trustees overseeing the funds in the Voya family of funds were consolidated (the “Consolidation”) so that the same members serve on each board in the Voya family of funds.The Board is currently comprised of twelve (12) members, eleven (11) of whom are independent or disinterested persons, which means that they are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). Prior to May 21, 2013, the Board was composed of ten (10) members, eight (8) of whom were Independent Trustees.

The Trust is one (1) of 24 registered investment companies (with a total of approximately 164 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors/Trustees.  The Board employs substantially the same leadership structure with respect to each of these investment companies.
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One of the Independent Trustees, currently John V. Boyer, serves as the Chairman of the Board of the Trust.  The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, Officers of the Trust, management personnel and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine.  Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairman does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two-day period and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties.  For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
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Board Committees
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Audit Committee.  The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available.  The Audit Committee currently consists of six (6) Independent Trustees.  The following Trustees currently serve as members of the Audit Committee:  Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent. Mr. Earley currently serves as Chairperson of the Audit Committee.  Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002.  The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held six (6) meetings during the fiscal year ended December 31, 2013.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.  The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2013.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the Funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of five (5) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Boyer, and Jones.  Mr. Jones currently serves as Chairperson of the Compliance Committee. The Compliance Committee currently meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held six (6) meetings during the fiscal year ended December 31, 2013.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees.  The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2013.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya family of funds (including the Portfolios).  The responsibilities of the Contracts Committee include, among other things:  (i) identifying the scope and
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format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans.

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As of January 23, 2014, the Contracts Committee currently consists of all eleven (11) of the Independent Trustees of the Board:  Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer,  Drotch, Earley, Jones, Kenny, Obermeyer and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Committee.  Prior to January 23, 2014, the Contract Committee (the “Prior Contracts Committee”) was made up of eight (8) Independent Trustees and met regularly seven (7) times per year and held special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Prior Contracts Committee held eight (8) meetings during the fiscal year ended December 31, 2013.  It is expected that the Contracts Committee will also meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee.  The Contracts Sub-Committee currently consists of seven (7) Independent Trustees. The following Trustees serve as members of the Contracts Sub-Committee:  Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent.  Ms. Pressler currently serves as Chairperson of the Contracts Sub-Committee.  The Contracts Sub-Committee was newly established on January 23, 2014 and did not meet during the fiscal year ended December 31, 2013.  It is expected that the Contracts Sub-Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees:  (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”).  Each of the Investment Review Committees perform the following functions, among other things:  (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds.

The Portfolios are monitored by the following Investment Review Committees:

Portfolio	Joint IRC	DE IRC	I/B/F IRC
VY DFA World Equity			X
VY Franklin Templeton Founding Strategy			X
Voya Global Perspectives	X		X
Voya Retirement Conservative	X		X
Voya Retirement Growth	X		X
Voya Retirement Moderate	X		X
Voya Retirement Moderate Growth	X		X
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Each committee is described below:

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The Joint IRC currently consists of eleven (11) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”).  The following Trustees serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Mathews, Obermeyer and Vincent.  Mr. Obermeyer currently serves as Chairperson of the Joint IRC.  The Joint IRC was newly established on January 23, 2014 and did not meet during the fiscal year ended December 31, 2013.  Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC.  It is expected that the Joint IRC will meet regularly six (6) times per year.

The DE IRC currently consists of six (6) Independent Trustees. The following Trustees serve as members of the DE IRC:  Ms. Baldwin, and Messrs. Boyer, Drotch, Jones, Obermeyer, and Vincent.  Ms. Baldwin currently serves as Chairperson of the DE IRC.  The DE IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2013.

The I/B/F IRC currently consists of five (5) Independent Trustees and one (1) Interested Trustee.  The following Trustees serve as members of the I/B/F IRC:  Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Earley, Kenny, and Mathews.  Ms. Chadwick currently serves as Chairperson of the I/B/F IRC.  The I/B/F IRC, which currently meets regularly six (6) times per year, held six (6) meetings during the fiscal year ended December 31, 2013.

The DE IRC and the I/B/F IRC held six (6) meetings during the fiscal year ended December 31, 2013.
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Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things:  (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates.  A shareholder nominee for Trustee should be submitted in writing to the Trustee’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies

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for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Portfolios’ Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolios with the SEC.
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The Nominating and Governance Committee consists of five (5) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Ms. Baldwin and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Committee held four (4) meetings during the fiscal year ended December 31, 2013.
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The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Portfolios is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities.  The Board oversees this risk management function consistent with and as part of its oversight duties.  The Board performs this risk management oversight function directly and, with respect to various matters, through its committees.  The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolios.  In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolios or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

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The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolios.  In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks: (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Portfolios.  The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolios.  In addition, many service providers to the Portfolios have adopted their own policies, procedures and controls designed to address particular risks to the Portfolios.  The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.
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The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCOs for the Trust and its investment adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers.  For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and

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related developments that might impact the retention of service providers to the Trust.  The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers.  Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers.  Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Independent Trustees.

Qualifications of the Trustees

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The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes and skills of each Trustee.  The Board bases this conclusion on its consideration of various criteria, no one of which is controlling.  Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of view; a background in financial, investment, accounting, business, regulatory or other skills that would be relevant to the performance of a Trustee’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members.  Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board of Trustees of the Trust, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above in the section entitled “Information Regarding Individual Board Members of the Trust.”  That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member and certain directorships held during the past five (5) years.  Set forth below are certain additional specific experiences, qualifications, attributes or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  She also has served as the Chairperson of the Board’s DE IRC since January 23, 2014 and, prior to that, as Chairperson of the Nominating and Governance Committee since 2009.  Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009.  Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005.  He also has served as Chairperson of the Board since January 22, 2014
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and prior to that, as Chairperson of the Trust’s I/B/F IRC since 2006.  Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund.  Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds.  He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005).  Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006.  She also has served as Chairperson of the Trust’s I/B/F IRC since January 23, 2014 and, prior to that, as Chairperson of the Trust’s DE IRC since 2007.  Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy.  She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009).  Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business.  Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since 1998.  Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies.  Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters.  Mr. Drotch is also a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Director of the University of Connecticut Foundation, Inc., and a member of the General Counsel of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002.  He also has served as Chairperson of the Trust’s Audit Committee since 2003.  Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992.  He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board
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member of certain predecessor mutual funds of the Voya family of funds (1997-2002).  Mr. Earley has a B.B.A and a J.D. from the University of Iowa.

Russell H. Jones has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since December 2007.  He has also served as Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005.  He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, Chairperson of the Trust’s Compliance Committee since 2006.  He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm).  Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005).  Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007.  He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present).  Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, the date of the Consolidation, and a board member of other Voya funds since 2003.  He also served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999.  Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006.  She also has served as Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively.  Ms. Pressler has served as a consultant on financial matters since 2001.  Previously, she held various senior positions
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involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer).  Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002.  He also previously served as Chairman of the Board of Trustees from 2007 to January 21, 2014 and, prior to that, as Chairperson of Contracts Committee and the Domestic Equity Funds Investment Review Committee.  Mr. Vincent retired in 2011 as President of Springwell Corporation (a corporate finance firm) where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006).  He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership.  He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000) and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002).  Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors.  Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.
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Trustee Ownership of Securities

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In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”).  For this purpose, beneficial ownership of Voya funds shares includes, in addition to direct ownership of Voya funds shares, ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated Voya funds within the Voya family of funds.

Under this Ownership Policy, the initial value of investments in the Voya family of funds that are beneficially owned by a Trustee must equal at least $100,000.  The Ownership Policy provides that a new Trustee shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Trustee. A decline in the value of any fund’s investments in the Voya family of funds will not cause a Trustee to have to make any additional investments under this Ownership Policy.  As of December 31, 2013, all Independent Trustees are in compliance with this Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) to any provisions of the Voya funds’ Code of Ethics that otherwise apply to the Trustees.
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Trustees’ Portfolio Equity Ownership Positions

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The following table sets forth information regarding each Trustee’s ownership of equity securities in each Portfolio and the aggregate holdings of shares of equity securities of all funds in the Voya family of funds overseen by the Trustees for the calendar year ended December 31, 2013:
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Name of Trustee	Dollar Range of Equity Securities in Each Portfolio as of December 31, 2013
Portfolios
	VY DFA World Equity	VY Franklin Templeton Founding Strategy	Voya Global Perspectives	Voya Retirement Conservative
Colleen D. Baldwin	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A
Trustee who is an “Interested Person
Shaun P. Mathews	N/A	N/A	N/A	N/A

Name of Trustee	Dollar Range of Equity Securities in Each Portfolio as of December 31, 2013			Aggregate Dollar Range of Equity Securities in the Voya family of Funds
Portfolios
	Voya Retirement Growth	Voya Retirement Moderate	Voya Retirement Moderate Growth
Colleen D. Baldwin	N/A	N/A	N/A	Over $100,000(1)
John V. Boyer	N/A	N/A	N/A	Over $100,000 $50,000 - $100,000(1)
Patricia W. Chadwick	N/A	N/A	N/A	Over $100,000
Albert E. DePrince, Jr.	N/A	N/A	N/A	Over $100,000(1)
Peter S. Drotch	N/A	N/A	N/A	Over $100,000
J. Michael Earley	N/A	N/A	N/A	Over $100,000
Russell H. Jones	N/A	N/A	N/A	Over $100,000(1)
Patrick W. Kenny	N/A	N/A	N/A	Over $100,000 Over $100,000(1)
Joseph E. Obermeyer	N/A	N/A	N/A	Over $100,000(1)
Sheryl K. Pressler	N/A	N/A	N/A	Over $100,000(1)
Roger B. Vincent	N/A	N/A	N/A	Over $100,000 Over $100,000(1)
Trustee who is an “Interested Person”
Shaun P. Mathews	N/A	N/A	N/A	Over $100,000 Over $100,000(1)
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(1)   Held in a deferred compensation account and/or 401(k) account.

Independent Trustee Ownership of Securities of the Adviser, Underwriter, and Their Affiliates
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The following table sets forth information regarding each Independent Trustee’s (and his or her immediate family members) share ownership in securities of the Portfolios’ adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the adviser or principal underwriter of the Portfolios (not including registered investment companies) as of December 31, 2013.
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Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A
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Trustee Compensation

Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended.  Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule, adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2014, each Fund pays each Trustee who is not an interested person of a Portfolio his or her pro rata share, as described below, of:    (i) an annual retainer of $230,000; (ii) Mr. Boyer, as Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Jones, Kenny, Obermeyer as Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2014, each Portfolio paid each Trustee who is not an interested person of a Portfolio his or her pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, received an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, each received an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses.  The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the advisers, for which the Trustees serve in common as Trustees.

Future Compensation Payment

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Certain future payment arrangements were in place prior to the Consolidation. More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs. Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more Voya funds is entitled to a future payment (“Future Payment”), if such Trustee:  (a) retires in accordance with the Board’s retirement policy; b) dies; or (c) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for a least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  The retiring Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
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Compensation Table

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The following table sets forth information provided by the investment advisers regarding compensation of the Trustees by each Portfolio and other funds managed by the advisers and their affiliates for the fiscal year ended December 31, 2013.  Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Portfolios or any other funds managed by the advisers or their affiliates.
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Name of Trustee	Aggregate Compensation From Portfolio
	VY American Funds World Allocation(1)	VY DFA World Equity	VY Franklin Templeton Founding Strategy	Voya Global Perspectives(2)	Voya Retirement Conservative	Voya Retirement Growth
Colleen D. Baldwin(3)	$608	$564	$2,730	$3	$2,080	$14,573
John V. Boyer(3)	$613	$569	$2,754	$3	$2,099	$14,702
Patricia W. Chadwick	$612	$568	$2,749	$3	$2,095	$14,676
Albert E. DePrince, Jr.	$326	$310	$1,519	$3	$1,107	$7,917
Peter S. Drotch	$515	$477	$2,304	$2	$1,767	$12,337
J. Michael Earley	$598	$555	$2,685	$3	$2,047	$14,338
Martin J. Gavin(3)(6)	$160	$149	$728	$0	$555	$3,870
Russell H. Jones(3)	$326	$310	$1,519	$3	$1,107	$7,917
Patrick W. Kenny(3)	$606	$562	$2,720	$3	$2,073	$14,523
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$326	$310	$1,519	$3	$1,107	$7,917
Sheryl K. Pressler	$680	$631	$3,055	$3	$2,329	$16,313
Roger B. Vincent	$710	$658	$3,186	$3	$2,430	$17,015

Name of Trustee	Aggregate Compensation From Portfolio		Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and Voya Family of Funds Paid to Trustees
	Voya Retirement Moderate	Voya Retirement Moderate Growth
Colleen D. Baldwin(3)	$5,801	$9,847	N/A	N/A	$312,500(4)
John V. Boyer(3)	$5,852	$9,934	N/A	N/A	$317,500(4)
Patricia W. Chadwick	$5,842	$9,916	N/A	N/A	$317,500(4)
Albert E. DePrince, Jr.	$3,109	$5,320	N/A	N/A	$261,231(5)
Peter S. Drotch	$4,920	$8,342	N/A	N/A	$265,000(4)
J. Michael Earley	$5,708	$9,688	N/A	N/A	$310,000(4)
Martin J. Gavin(3)(6)	$1,540	$2,613	N/A	N/A	$144,443(5)
Russell H. Jones(3)	$3,109	$5,320	N/A	N/A	$247,578(5)
Patrick W. Kenny(3)	$5,781	$9,813	N/A	N/A	$312,500(4)
Shaun P. Mathews(7)	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer(3)	$3,109	$5,320	N/A	N/A	$257,330(5)
Sheryl K. Pressler	$6,495	$11,023	N/A	N/A	$352,500(4)
Roger B. Vincent	$6,775	$11,498	N/A	N/A	$367,500(4)

(1)	The Portfolio merged into ING Global Perspectives on or about March 14, 2014.
(2)	The Portfolio commenced operations on May 1, 2013.
(3)
Includes amounts deferred pursuant to a Deferred Compensation Plan.  During the fiscal year ended December 31, 2013, Ms. Baldwin and Messrs. Boyer, Gavin, Jones, Kenny and Obermeyer deferred $100,000, $20,000, $59,763, $35,000, $76,208, and $23,241, respectively, of their compensation from the Fund Complex.

(4)
Represents compensation from:  (1) for the period of May 21, 2013 to December 31, 2013, 171 funds (total funds in the Fund Complex as of December 31, 2013) and:  (2) for the period of January 1, 2013 to May 20, 2013, 145 funds overseen by the Board member prior to consolidation.

(5)
Represents compensation from: (1) for the period of May 21, 2013 to May 31, 2013, 171 funds (total funds in the Fund Complex, as of December 31, 2013); and  (2) for the period of January 1, 2013 to May 20, 2013, 34 funds overseen by the Board member prior to consolidation.

(6)	Mr. Gavin resigned as a Trustee, effective September 12, 2013.
(7)
Mr. Mathews is an “Interested person,” as defined in the 1940 Act, of the Trust because of his current affiliation with any of the Voya funds, Voya Financial Inc., or any of Voya Financial Inc.’s affiliates.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

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Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  A control person may have a significant impact on any shareholder vote of a Portfolio.

Shares of each Portfolio are owned by insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts; by Qualified Plans; by investment advisers and their affiliates in connection with the creation or management of each Portfolio; and certain other investment companies.

The following Separate Accounts and Qualified Plans may be deemed control persons of certain Portfolios:

ING USA Annuity and Life Insurance Company

As of April 4, 2014, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Portfolio’s outstanding shares.

As of April 4, 2014, to the best knowledge of management, no person owned beneficially or of-record more than 5% of the outstanding shares of any class of a Portfolio addressed herein, except as set forth below.  The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.

Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
VY DFA World Equity	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	100.00%	2.64%
VY DFA World Equity	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	26.27%	0.40%
VY DFA World Equity	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	72.85%	1.10%
VY DFA World Equity	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	98.74%	94.64%
VY Franklin Templeton Founding Strategy	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	100.00%	1.30%
VY Franklin Templeton Founding Strategy	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	42.12%	0.12%
VY Franklin Templeton Founding Strategy	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	57.76%	0.17%
VY Franklin Templeton Founding Strategy	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	98.37%	96.80%
Voya Global Perspectives	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	98.98%	98.83%
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
Portfolio	Variable Contract/Qualified Plan Name and Address	Class and Type of Ownership	Percentage of Class	Percentage of Portfolio
Voya Global Perspectives	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	15.23%	0.02%
Voya Global Perspectives	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	84.76%	0.11%
Voya Global Perspectives	ING Investment Management Co. LLC Attn: Robby Presser 230 Park Avenue 13th Floor New York, NY 10169	Class S	99.97%	0.01%
Voya Retirement Conservative	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	84.85%	84.85%
Voya Retirement Conservative	ING National Trust One Orange Way Windsor, CT 06095	Class ADV	11.62%	11.62%
Voya Retirement Conservative	ING Life Insurance & Annuity CO One Orange Way B3N Windsor, CT 06095	Class I	98.88%	2.12%
Voya Retirement Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	96.39%	95.33%
Voya Retirement Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	33.15%	0.37%
Voya Retirement Growth	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	66.13%	0.73%
Voya Retirement Moderate	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	92.17%	91.02%
Voya Retirement Moderate	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	49.58%	0.62%
Voya Retirement Moderate	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	47.65%	0.59%
Voya Retirement Moderate Growth	ING USA Annuity & Life Insurance Company 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class ADV	94.83%	94.08%
Voya Retirement Moderate Growth	Reliastar Life Insurance Co FBO SVUL I ATTN Jill Barth Conveyor One Orange Way Windsor, CT 06095-0001	Class I	28.32%	0.22%
Voya Retirement Moderate Growth	Security Life Insurance of Denver A VUL RTE 5106 PO Box 20 Minneapolis, MN 55440-0020	Class I	69.15%	0.55%
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CODE OF ETHICS

The Portfolios, the Advisers, and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all persons who manage or have access to trading activity by a Portfolio  The Code of Ethics allows trades to be made in securities that may be held by a Portfolio; however it prohibits a person from taking advantage of portfolio trades or from acting on inside information.  Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Trust’s Compliance Department and to report all transactions on a regular basis. The sub-advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel. Information about these Code of Ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090.  Copies of the Code of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES
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The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolios’ portfolio securities.  The proxy voting procedures provide that, under most circumstances, the Portfolios will “echo” vote their interests in Underlying Funds.  This means that, if a Portfolio must vote on a proposal with respect to an Underlying Fund, the Portfolio will vote its interest in that Underlying Fund in the same proportion all other shareholders in the Underlying Fund voted their interests.  The effect of echo voting may be that a small number of shareholders may determine the outcome of a vote.  The procedures delegate to the Advisers the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest.  In delegating voting authority to the Advisers, the Board has also approved each Adviser’s proxy voting procedures, which require the Advisers to vote proxies in accordance with the Portfolios’ proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and record keeping and disclosure services.  In addition, the Compliance Committee oversees the implementation of the Portfolios’ proxy voting procedures.  A copy of the proxy voting procedures and guidelines of the Portfolios, including procedures of the Advisers, is attached hereto as Appendix B.  No later than August 31st of each year, information regarding how the Portfolios voted proxies relating to portfolio securities for the one-year period ending June 30th is available through Voya’s website (http://www.voyainvestment.com) or by accessing the SEC’s EDGAR database (http://www.sec.gov).
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ADVISERS

The adviser for the each of the Portfolios, except Voya Global Perspectives Portfolio, is Directed Services LLC (“Adviser” or “DSL”).  The adviser for Voya Global Perspectives Portfolio is Voya Investments, LLC (“Adviser” or “Voya Investments”). DSL and Voya Investments (collectively, “Advisers”) are registered with the SEC as investment advisers and each serves as an investment adviser to registered investment companies (or series thereof), as well as structured financial vehicles. DSL, a Delaware limited liability company, serves as the adviser to all of the Portfolios (except Voya Global Perspectives Portfolio) pursuant to management agreements between DSL and the Trust (“Investment Advisory Agreement”). Voya Investments serves as the adviser to Voya Global Perspectives Portfolio pursuant to a management agreement between Voya Investments and the Trust (“Investment Advisory Agreement”).  Voya Investments began providing investment management services on April 1995.
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Each Adviser, subject to the authority of the Board, has the overall responsibility for the management of their respective Portfolio’s portfolio subject to delegation of certain responsibilities to another investment adviser.  The Advisers are indirect, wholly-owned subsidiaries of Voya Financial, Inc. (“Voya Financial) (formerly, ING U.S., Inc.) Voya Financial is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this SAI, Voya Financial is a subsidiary of ING Groep.  ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries. The principal executive offices of Voya Financial are located at 230 Park Avenue, New York, New York 10169 and the principal executive offices of ING Groep are located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, The Netherlands. DSL’s principal offices are located at 1475 Dunwoody Drive, Westchester, PA 19380 and ING Investments’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

On December 31, 2006, an internal reorganization was undertaken in which Directed Services, Inc. (“DSI”), the adviser to each of the Portfolios except Voya Global Perspectives Portfolio, was reorganized into a limited liability corporation and transferred so that it became a wholly-owned subsidiary of ING Life Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s current advisory contracts were assumed by DSL. DSL began providing investment management services in January 2007 and serves as investment adviser to registered investment companies as well as structured finance vehicles.
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Each Adviser serves pursuant to an Investment Advisory Agreement and, subject to the direction of the Board, is responsible for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Portfolios.  The services include, but are not limited to: (i) coordinating for the Portfolios, at the Adviser’s expense, all matters relating to the operation of the Portfolios, including any necessary coordination among the Custodian, Dividend Disbursing Agent, Portfolio Accounting Agent (including pricing and valuation of each Portfolio’s portfolios), accountants, attorneys, and other parties performing services or operational functions for the Trust; (ii) providing the Trust and the Portfolios, at the Adviser’s expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Trust; (iii) maintaining or supervising the maintenance by third parties selected by the Adviser of such books and records of the Trust and the Portfolios as may be required by applicable federal or state law; (iv) preparing or supervising the preparation by third parties selected by the Adviser of all federal, state, and local tax returns and reports of the Trust relating to the Portfolios required by applicable law; (v) preparing, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Portfolios as required by applicable law in connection with the Portfolios; (vi) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolios; (vii) taking such other action with respect to the Trust, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) providing the Trust at the Adviser’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolios contemplated in the Advisory Agreement.  Other responsibilities of the Adviser are described in the Prospectuses.

The Advisers shall make their officers and employees available to the Board and officers of the Trust for consultation and discussions regarding the supervision and administration of the Portfolios.

After an initial term of two (2) years, each Investment Advisory Agreement continues in effect from year to year with respect to a Portfolio so long as such continuance is specifically approved annually by: (i) the

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holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust or by the Board; and (ii) a majority of the Trustees who are not parties to such Advisory Agreements or “interested persons” (as defined in the 1940 Act) of any such party.

The Investment Advisory Agreements may be terminated as to a particular Portfolio without penalty at any time with not less than sixty (60) days’ notice by: (i) the Board; or (ii) the vote of a majority (as defined in the 1940 Act) of the Portfolios’ outstanding shares voting as a single class; provided, that in either event the  continuance is also approved by at least a majority of the Directors who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party by vote cast in person at a meeting called for that purpose; or (iii) the Adviser.

Approval of Advisory Agreements
For information regarding the basis for the Board’s January 2013 approval of the investment advisory relationships for each Portfolio (except for Voya Global Perspectives Portfolio) related to the IPO and for information regarding the basis for the Board’s March 2013 approval of the new investment advisory relationship and investment advisory relationship related to the IPO for Voya Global Perspectives Portfolio, please refer to the Portfolios’ semi-annual shareholder reports dated June 30, 2013.
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ING Groep Restructuring

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial conducted an initial public offering of Voya Financial common stock (the “IPO”). ”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial below 50%.  Voya Financial did not receive any proceeds from these offerings..

ING Groep has stated that it intends to sell its remaining interest in Voya Financial over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial may take place by means of a sale to a single buyer or group of buyers.
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It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Advisers and Sub-Advisers provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Advisers or an affiliated sub-adviser even if they undergo a change of control, as long

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as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of Voya Financial.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial and its subsidiaries, including the Advisers and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Advisers’ loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial and ING Groep, and could adversely affect Voya Financial and the Advisers and their affiliates. Currently, the Advisers and their affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.
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Advisory Fees

As compensation for its services under the Investment Advisory Agreements, each Portfolio pays its Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of each Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fee
VY DFA World Equity	0.25% on all assets
VY Franklin Templeton Founding Strategy	N/A
Voya Global Perspectives	0.10% of the Portfolio’s average daily net assets invested in Underlying Funds(1); and 0.30% for all assets held in Direct Investments(2)
Voya Retirement Conservative	If the Portfolio invests in Underlying Funds(1): 0.14%; and If the Portfolio invests in Direct Investments(2): 0.24%
Voya Retirement Moderate	If the Portfolio invests in Underlying Funds(1): 0.14%; and If the Portfolio invests in Direct Investments(2): 0.24%
Voya Retirement Moderate Growth	If the Portfolio invests in Underlying Funds(1): 0.14%; and If the Portfolio invests in Direct Investments(2): 0.24%
Voya Retirement Growth	If the Portfolio invests in Underlying Funds(1): 0.14%; and If the Portfolio invests in Direct Investments(2): 0.24%

(1)
 “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya fund complex.  The term, “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

(2)	“Direct Investments” shall mean assets which are not “Underlying Funds.”
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Conflict of Interest (Franklin Templeton only)

The Adviser may also be subject to other conflicts of interest. The Adviser’s insurance company affiliates that issue the Variable Contracts bear investment risk for guarantees and benefits under those Variable Contracts and related riders. An insurer may suggest specifications for the risk/return characteristics of

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investment options offered under its Variable Contracts including the Portfolio, or may believe that the Portfolio’s selection and allocation to particular Underlying Funds could lessen the insurance company’s potential investment risk or make it easier for the insurance company to hedge its investment risk. While the investment process is intended to produce allocations decisions that are in the best interest of the Portfolio and its shareholders, investors bear the risk that decisions may be influenced by this and other potential conflicts of interest.

The Adviser had informed the Board that it has developed an investment process using an investment committee to make sure that the Portfolio is managed in the best interest of the shareholders of the Portfolio. Nonetheless, investors bear the risk that the Adviser’s allocation decisions may be affected by its conflict of interest.

Expense Limitation Agreements

The Advisers have entered into expense limitation agreements with certain of the Portfolios (“Expense Limitation Agreements”) pursuant to which the Advisers have agreed to waive or limit their fees. In connection with these agreements and certain U.S. tax requirements, the Advisers will assume other expenses so that the total annual ordinary operating expenses of a Portfolio (with the exception of the Retirement Portfolios, see footnote (3) in the table below), which excludes interest, taxes, brokerage commissions, acquired (underlying) fund fees and expenses, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Advisers, do not exceed the expense limitations show in the following table:
Portfolio	Class ADV	Class I	Class S
VY DFA World Equity(1)	1.05%	0.45%	0.70%
VY Franklin Templeton Founding Strategy(2)	1.50%	0.90%	1.15%
Voya Global Perspectives(3)(4)	1.55%	0.95%	1.20%
Voya Retirement Conservative(3)	1.02%	0.77%	N/A
Voya Retirement Growth(3)	1.13%	0.88%	N/A
Voya Retirement Moderate Growth(3)	1.09%	0.84%	N/A
Voya Retirement Moderate(3)	1.04%	0.79%	N/A

(1)
The Adviser is contractually obligated to further limit expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) of VY DFA World Equity Portfolio to 1.21%, 0.61% and 0.86% for the Portfolio’s Class ADV, Class I, and Class S shares, respectively, through May 1, 2015. There is no guarantee that the additional expense limitation will continue after May 1, 2015. The additional expense limitation will renew if the Adviser elects to renew it. Any fees waived or reimbursed under the additional expense limitation are not subject to recoupment by the Adviser. Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Portfolio’s board.

(2)	Excluding the expenses of the Underlying Funds, the expense limits would be 0.74%, 0.14%, and 0.39% for Class ADV, Class I, and Class S, respectively.
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(3)
In connection with the Expense Limitation Agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of a Portfolio, which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Trustees who are not “interested persons” (as defined in the 1940 Act) of the Adviser, do not exceed the expense limitations shown above.

(4)
The Adviser is contractually obligated to further limit expenses to 1.09%, 0.83%, and 1.08% for the Portfolio’s Class ADV, Class I, and Class S2 shares, respectively, through May 1, 2016.  There is no guarantee that the additional expense limitation will continue after May 1, 2016.  The additional expense limitation will renew if the Adviser elects to renew it and is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement.  Notwithstanding the foregoing, termination or modification of this agreement requires approval by the Portfolio’s board.

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Each Portfolio may at a later date reimburse the relevant Adviser for management fees waived or reduced and other expenses assumed by the Adviser during the previous thirty-six (36) months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above.  Each Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreements provide that the expense limitation shall continue until May 1, 2015. The Expense Limitation Agreements are contractual and, after an initial terms, shall renew automatically for one-year terms unless:  (i) an Adviser provides 90 days written notice of its termination and such termination is approved by a Portfolio’s board; or (ii) termination of the applocable Investment Advisory Agreement.
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Total Advisory Fees Paid by the Portfolios

The following table sets forth the total amounts the Portfolios paid to the relevant Adviser for the fiscal years ended December 31, 2013, 2012, and 2011.

Portfolio	2013	2012	2011
VY DFA World Equity	$448,613	$414,277	$505,207
VY Franklin Templeton Founding Strategy	N/A	N/A	N/A
Voya Global Perspectives(1)	$2,528	N/A	N/A
Voya Retirement Conservative	$895,477	$899,952	$763,569
Voya Retirement Growth	$6,447,809	$6,193,976	$6,499,877
Voya Retirement Moderate	$2,548,483	$2,574,111	$2,649,291
Voya Retirement Moderate Growth	$4,353,712	$4,277,371	$4,519,231

(1)	The Portfolio commenced operations on May 1, 2013. Reflects the period from May 1, 2013 to December 31, 2013.
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SUB-ADVISERS

Pursuant to sub-advisory agreements between the Adviser and the sub-adviser (each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”), the Advisers have delegated certain management responsibilities to sub-advisers. The Advisers oversee the investment of the sub-advisers.

The Investment Advisory Agreements for the Portfolios provides that the Advisers, with the approval of a Portfolio’s Board, may select and employ investment advisers to serve as sub-advisers for the Portfolios, and shall monitor the Sub-Adviser’s investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions.  The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Advisory Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors and officers of a Portfolio who are employees of the Adviser or its affiliates and office rent of a Portfolio.  The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Portfolios are borne by the Portfolios, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent registered public accounting firms, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Portfolio’s NAV; taxes, if any, and the preparation of each Portfolio’s tax return; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the

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registration of shares of the Portfolios under federal and state laws and regulations, expenses of printing and distributing reports, notices, and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Portfolios who are not employees of the Adviser or Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

After an initial term of two (2) years, the Sub-Advisory Agreements continue in effect from year-to-year so long as such continuance is specifically approved annually by: (i) a majority vote of the Independent Directors; or (ii) the  vote of a majority (as defined in the 1940 Act) of a Portfolio’s outstanding shares voting as a single class provided that such continuance is also approved by a majority vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, the Adviser or Sub-Adviser, in person, at a meeting called for that purpose.

A Sub-Advisory Agreement may be terminated as to a particular Portfolio without penalty upon sixty (60) days’ prior written notice by: (i) the Trustees; (ii) a majority vote of the outstanding voting securities of the relevant Portfolio; (iii) a Portfolio’s Adviser; or (iv) a Portfolio’s Sub-Adviser. A Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement with a Portfolio’s Adviser.

Under a Sub-Advisory Agreement, the Sub-Adviser will provide a continuous investment program for the Sub-Advised Portfolios by determining the composition of assets of the portfolios in the Sub-Adviser’s selection of Underlying Funds to purchase, retain, and sell. The Sub-Adviser pays the salaries, employment benefits and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

Approval of Sub-Advisory Agreements
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For information regarding the basis for the Board’s January 2013 approval of the investment sub-advisory relationships for each Portfolio (except for Voya Global Perspectives Portfolio) related to the IPO and for information regarding the basis for the Board’s March 2013 approval of the new investment sub-advisory relationship and the sub-advisory relationship related to the IPO for Voya Global Perspectives Portfolio, please refer to the Portfolios’ semi-annual shareholder reports dated June 30, 2013.
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Sub-Advisory Fees

The following table sets forth, as expressed as an annual rate, the monthly fee paid in arrears by the Adviser to the Sub-Adviser of the relevant Portfolio’s average daily net assets managed during the month:

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Sub-Advisor	Portfolio	Annual Sub-Advisory Fee
Dimensional Funds Advisors LP	VY DFA World Equity	0.05% on the first $500 million in assets; and
0.02% thereafter.
Voya IM	Voya Global Perspectives	0.045% if the Portfolio invests in Underlying Funds(1); and
0.135% if the Portfolio invests in Direct Investments(2).
	Voya Retirement Conservative	0.063% if the Portfolio invests in Underlying Funds(3); and
0.108% if the Portfolio invests in Direct Investments(2).
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Sub-Advisor	Portfolio	Annual Sub-Advisory Fee
Voya Retirement Growth	0.063% if the Portfolio invests in Underlying Funds(3); and
0.108% if the Portfolio invests in Direct Investments(2).
Voya Retirement Moderate	0.063% if the Portfolio invests in Underlying Funds(3); and
0.108% if the Portfolio invests in Direct Investments(2).
Voya Retirement Moderate Growth	0.063% if the Portfolio invests in Underlying Funds(3); and
0.108% if the Portfolio invests in Direct Investments(2).
(1)
“Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya fund complex The term “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on May 7, 2013.

(2)	“Direct Investments” shall mean assets which are not ”Underlying Funds.”
(3)
 “Underlying Funds” shall mean open-end investment companies registered under the 1940 Act within the Voya fund complex The term “fund complex” shall have the same meaning as defined in Item 17 of Form N-1A, as it was in effect on April 30, 2013.

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Total Sub-Advisory Fees Paid

The following table sets forth the sub-advisory fees paid by the Adviser for the fiscal years ended December 31, 2013, 2012, and 2011.

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Portfolio	2013	2012	2011
VY DFA World Equity	$89,723	$82,856	$92,588
Voya Global Perspectives(1)	$1,137	N/A	N/A
Voya Retirement Conservative(2)	$266,569	N/A	N/A
Voya Retirement Growth(2)	$1,958,670	N/A	N/A
Voya Retirement Moderate(2)	$765,393	N/A	N/A
Voya Retirement Moderate Growth(2)	$1,317,875	N/A	N/A
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(1)	The Portfolio commenced operations as on May 1, 2013. Reflects the period from May 1, 2013 to December 31, 2013.
(2)	Because the Portfolio was managed by an Asset Allocation Committee prior to April 30, 2013, no sub-advisory fees were paid for the fiscal years ended December 31, 2012 and December 31, 2011.

Portfolio Managers

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VY DFA World Equity Portfolio
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Sub-Adviser:  Dimensional Fund Advisors LP (“DFA”)

Other Managed Accounts

In addition to the Portfolio, each portfolio manager manages: (i) other U.S. RICs advised or sub-advised by DFA; (ii) other pooled investment vehicles that are not U.S. registered mutual funds; and (iii) other accounts managed for organizations and individuals. The following sets forth information regarding the total accounts for which the portfolio manager has the primary responsibility for coordinating the day-to-day management responsibilities.

The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013:

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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph H. Chi	105	$199,851,462,410	19(1)	$10,577,673,439	73(2)	$18,852,373,873
Jed S. Fogdall	105	$199,851,462,410	19(1)	$10,577,673,439	73(2)	$18,852,373,873
David A. Plecha	31	$61,192,604,907	4	$5,921,904,104	9	$1,443,562,589
Joseph F. Kolerich	31	$61,192,604,907	4	$5,921,904,104	9	$1,443,562,589

(1)	One of these accounts with total assets of $234,405,833 has a performance-based advisory fee.
(2)	One of these accounts with total assets of $343,898,318 has a performance-based advisory fee.
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Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one portfolio and other accounts. Other accounts include registered mutual funds (other than the Portfolio in this SAI), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to a Portfolio/Underlying Fund, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by a Portfolio/Underlying Fund. Actual or apparent conflicts of interest include:

•
Time Management. The management of multiple portfolios and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Portfolio.

•
Investment Opportunities. It is possible that at times identical securities will be held by more than one portfolio and/or Account. However, positions in the same security may vary and the length of time that any portfolio or Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one portfolio or Account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and Accounts. To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across multiple portfolios and Accounts.

•
Broker Selection. With respect to securities transactions for the portfolios, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous transactions for a portfolio and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the Account.

•
Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

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•
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.

DFA and the Portfolio have adopted certain compliance procedures that are reasonably designed to address these types of conflicts.

Compensation Structure of Portfolio Managers

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.

•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA’s parent company as determined from time to time by DFA or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.

In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Portfolio Manager Ownership of Securities

The following table sets forth the dollar range of shares of the Portfolio owned by each portfolio manager as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:
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Portfolio Manager	Dollar Range of Portfolio Shares Owned
Joseph H. Chi	None
Jed S. Fogdall	None
David A. Plecha	None
Joseph F. Kolerich	None

Voya Global Perspectives Portfolio, and Voya Retirement Portfolios

Sub-Adviser:   Voya IM
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Other Accounts Managed

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The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2013:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Karyn Cavanaugh	2	$35,498,357	0	$0	0	$0
Douglas Coté	2	$35,498,357	0	$0	0	$0
Halvard Kvaale	40	$16,675,622,047	98	$1,441,972,080	0	$0
Derek Sasveld	12	$11,924,994,062	0	$0	0	$0
Paul Zemsky	49	$18,653,917,641	1001	$2,522,991,424	0	$0
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1             Two of these accounts with total assets of approximately $1,081,019,344 are subject to performance fees.
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Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts, or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios.  These differences may be such that, under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security which could cause the market price of that security to decrease while the Portfolios maintained their position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, the Sub-Adviser has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. The Sub-Adviser has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.

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Compensation

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The portfolio managers (“Portfolio Managers”) compensation consists of:    (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one, three and  five year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks,  peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, ING Groep and/or a notional investment in a pre-defined set of Voya IM sub-advised Portfolios.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock.  The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has defined indices (here a blend of the Russell 3000® Index and the Barclays Aggregate U.S. Bond Index which corresponds to a Portfolio’s allocation between equity securities and fixed-income securities as described in the Portfolio’s principal investment strategies), for the Portfolio Managers of the Portfolios. The measures for the team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by the team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
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Ownership of Securities

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The following table shows the dollar range of shares of a Portfolio owned by each portfolio manager as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans:

Portfolio Manager	Dollar Range of Portfolio Shares Owned
Karyn Cavanaugh	None
Douglas Coté	None
Halvard Kvaale	None
Derek Sasveld	None
Paul Zemsky	None

PRINCIPAL UNDERWRITER

Shares of the Portfolios are offered on a continuous basis.  The Trust has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Portfolios.  The Distributor is a Delaware limited liability company and is an indirect wholly-owned subsidiary of ING Groep and an affiliate of the Advisers. The Distributor’s principal offices are located at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
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On December 29, 2006, an internal reorganization was undertaken in which the distribution functions for certain ING Funds were transferred from Directed Services, Inc., the predecessor to DSL, to Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) and (“formerly, ING Funds Distributor, LLC), the predecessor to the Distributor. As a result of this transfer, Voya Investments Distributor, LLC assumed all contractual obligations and became the sole distributor for the Portfolios.
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As principal underwriter for each Portfolio, the Distributor has agreed to use its best efforts to distribute the shares of the Portfolios. The Distributor is not obligated to sell a specific amount of the Portfolio’s shares.  The Distributor bears all expenses of providing distribution services including the costs of sales presentations, mailings, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.  The Trust shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders.  The Distributor does not receive compensation for providing services under the Distribution Agreement.

The Distribution Agreement may be continued from year to year if approved annually by the Board or by a vote of holders of a majority of each Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Trust, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment and may be terminated at any time on 60 days’ written notice by the Board or the Distributor or by vote of holders of a majority of a Portfolio’s shares without the payment of any penalty.

RULE 12b-1 PLANS

The Trust has a distribution plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) applicable to most classes of shares offered by the Portfolios.

The Portfolios intend to operate the Rule 12b-1 Plan in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plan, the Distributor may be entitled to payment each month in amounts in connection with the offering, sale, and

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shareholder services of the Class S shares as a percentage of each Portfolio’s average daily net assets set forth in the following table. The Portfolios do not have a 12b-1 Plan with respect to Class I shares of the Portfolios.

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The Trustees have classified shares of each Portfolio into various classes of shares. The following table sets forth which classes of shares apply to each Portfolio.
Portfolio	ADV	I	S
VY DFA World Equity	X	X	X
VY Franklin Templeton Founding Strategy	X	X	X
Voya Global Perspectives	X	X	X
Voya Retirement Conservative	X	X
Voya Retirement Growth	X	X
Voya Retirement Moderate	X	X
Voya Retirement Moderate Growth	X	X
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Shares of each class of each Portfolio represent an equal pro rata interest in a Portfolio and generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (i) each class has a different designation; (ii) each class of shares bears any expenses attributable to that class; and (iii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to it or its distribution arrangements, or service arrangements and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.  In addition, the Class ADV, Class I, and Class S shares have the features described below.

Each class will differ with regard to the impact of expenses, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Any other incremental expenses identified from time to time will be properly allocated to one class as long as any changes in expense allocations are reviewed and approved by a vote of the Board including a majority of the non-interested trustees.

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All Portfolios
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Class ADV

The Class ADV shares are not subject to an initial sales charge or contingent deferred sales charge (“CDSC”), but are subject to the following shareholder service fees (“Service Fee”) and Rule 12b-1 distribution fees (“Distribution Fee”) each as a percentage of average daily net assets per annum. In addition, the Distributor has agreed to various waivers of a portion of the distribution fee for Class ADV shares as follows:
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Portfolio	Shareholder Service Fee	Rule 12b-1 Distribution Fee	Total Amount of Distribution Fee Waived	Total Net Distribution Fee
VY DFA World Equity	0.25%	0.50%	0.15%(1)	0.35%
VY Franklin Templeton Founding Strategy	0.25%	0.50%	0.15%(1)	0.35%
Voya Global Perspectives	0.25%	0.50%	0.45%(1)(2)	0.05%
Voya Retirement Conservative	0.25%	0.25%	0.2480% (3)	0.002%
Voya Retirement Growth	0.25%	0.25%	0.0751% (3)	0.1749%
Voya Retirement Moderate	0.25%	0.25%	0.1587% (3)	0.0913%
Voya Retirement Moderate Growth	0.25%	0.25%	0.1106%(3)	0.1394%
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(1)
The expense waiver will continue through at least May 1, 2015. The Trust will notify shareholders if it intends to pay the Distributor more than the amounts listed under “Total Net Distribution Fee” in the table above (not to exceed 0.50% under the current 12b-1 Plan for VY DFA World Equity Portfolio, VY Franklin Templeton Founding Strategy Portfolio, and Voya Global Perspectives Portfolio) in the future.

(2)
An additional expense waiver in the amount of 0.30% will continue through at least May 1, 2016.  The Trust will notify shareholders if it intends to pay the Distributor more than the amounts listed under “Total Net Distribution Fee” in the table above (not to exceed 0.50% under the current 12b-1 Plan for Voya Global Perspectives Portfolio) in the future.

(3)
The expense waiver will continue through at least May 1, 2015. The Trust will notify shareholders if it intends to pay the Distributor more than the amounts listed under “Total Net Distribution Fee” in the table above (not to exceed 0.25% under the current 12b-1 Plan for the Portfolios) in the future.

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Shareholder Service and Distribution Plan

The Trust has adopted Shareholder Service and Distribution Plans for the Class ADV shares of each Portfolio.  Under the Shareholder Service and Distribution Plans the Trust may pay to the Distributor a Shareholder Service Fee for Class ADV shares. The Shareholder Service Fee may be used to pay for shareholder services provided to the Portfolios.  The Shareholder Service and Distribution Plans also provide that the Class ADV shares of the Portfolios will pay a Distribution Fee which may be used to pay for distribution services, including payments to the Distributor.  The Shareholder Service and Distribution Plan permits the Portfolios to pay marketing and other fees to support the sale and distribution of the Class ADV shares of the Portfolios and for shareholder services provided by securities dealers (including the Distributor) and other financial intermediaries and plan administrators (“financial service firms”) in accordance with Rule 12b-1 under the 1940 Act on behalf of the Class ADV shares of the Portfolios.
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Since the Service Fee and Distribution Fee are not directly tied to expenses, the amount of the Distribution Fee paid by a Portfolio during any year may be more or less than actual expenses incurred pursuant to the Shareholder Service and Distribution Plan.  For this reason, this type of arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). The Class ADV shares of each Portfolio are liable for any distribution expenses incurred in excess of the Distribution Fee paid for a period of 3 years. Each Portfolio’s Class ADV shares are entitled to exclusive voting rights with respect to matters concerning the Shareholder Service and Distribution Fee.
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Shareholder services payable under the Shareholder Service and Distribution Plans include, but are not limited to, the following costs:  (i) acting as the shareholder of record; processing purchase and redemption orders; (ii) maintaining participant account records; (iii) answering participant questions regarding the Portfolios; (iv) facilitating the tabulation of shareholder votes in the event of a meeting; (v) conveying information with respect to Portfolio shares purchased and redeemed and share balances to the Portfolios and service providers; (vi) providing shareholder support services; and (vii) providing other services to shareholders, plan participants, plan sponsors and plan administrators.  The Distributor may subcontract with other parties for the provision of shareholder, plan sponsor, or plan participant support services.

The Shareholder Service and Distribution Plans permit the Portfolios to pay the Distributor for remittances to an insurance company or any affiliate thereof, in order to compensate the insurance company or an affiliate thereof for costs incurred or paid in an amount not to exceed 0.50%, for the ADV Class shares, of the average daily net assets of the Portfolios attributable to an insurance company’s Variable Contract owners during that quarterly period.  Expenses payable pursuant to the Service and Distribution Plan include, but are not limited to, the following costs: (i) printing and mailing prospectuses and reports to prospective Variable Contract owners; (ii) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the insurance companies; (iii) holding seminars and sales meetings designed to promote sales of the Portfolios’ shares; (iv) obtaining information and providing explanations to Variable Contract owners regarding the Portfolios’

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investment objectives and policies and other information about the Portfolios; (v) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts; (vi) training sales personnel regarding the Portfolios; (vii) personal service and/or maintenance of Variable Contract owners’ accounts with respect to the Portfolios’ accounts; and (viii) financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolios’ shares.  The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Service and Distribution Plan.

The Shareholder Service and Distribution Plans are subject to annual approval by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Service and Distribution Plan, cast in-person at a meeting called for that purpose.  The Service and Distribution Plan is terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios.  The Service and Distribution Plan may not be amended to increase materially the amount that may be spent for distribution by the Portfolios without the approval of a majority of the outstanding shares of each of the Portfolios.  Once terminated, no further payments shall be made under the Service and Distribution Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Shareholder Service and Distribution plans were adopted because of its anticipated benefit to the Portfolios.  These anticipated benefits include increased promotion and distribution of the Portfolios’ shares, an enhancement in the Portfolios’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolios.

Class I Shares

Class I shares are not subject to an initial sales charge, contingent deferred sales charge, shareholder servicing fee or a Rule 12b-1 distribution fee.

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All Portfolios
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Class S Shares

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Shareholder Service Plan
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The Trust has entered into a Shareholder Service Plan on behalf of the Class S shares of the Portfolios. Under the Shareholder Services Plan, the Distributor (“Shareholder Services Agent”) has agreed to provide certain services including, but not limited to, the following: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Portfolio and cerrtain other matters pertaining to the Portfolio; (ii)  assist shareholders in designating or changing account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; (viii) furnish quarterly and year-end statements and confirmations of purchases and redemptions; transmit on behalf of the Portfolios, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Portfolios;(ix)  receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Portfolios; and (x) provide such other related services as the Portfolio or a shareholder may request.  The Shareholder Services Agent may subcontract with other parties for the provision of shareholder support services.

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In consideration of the services provided by the Shareholder Services Agent pursuant to the Shareholder Service Plan, the Shareholder Servicing Agent receives from the Portfolios’ Class S shares a fee of 0.25%, expressed as a percentage of the average daily NAVs of the Portfolios’ shares.

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Total Distribution Expenses

The following table sets forth the total distribution expenses incurred by the Portfolios for the fiscal year ended December 31, 2013.
Portfolio	ADV Class	Class I	Class S	Undesignated
VY DFA World Equity
Advertising	$0	$0	$0	N/A
Printing	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	N/A
Broker Services	$20,893	$0	$433,914	N/A
Miscellaneous	$0	$0	$0	N/A
Total	$20,893	$0	$433,914	N/A

VY Franklin Templeton Founding Strategy
Advertising	$0	$0	$0	N/A
Printing	$0	$0	$0	N/A
Salaries & Commissions	$0	$0	$0	N/A
Broker Services	$46,486	$0	$2,156,368	N/A
Miscellaneous	$0	$0	$0	N/A
Total	$46,486	$0	$2,156,368	N/A

Voya Global Perspectives(1)
Advertising	$5	$0	$0	N/A
Printing	$98	$1	$0	N/A
Salaries & Commissions	$11,452	$170	$17	N/A
Broker Services	$17,177	$48	$57	N/A
Miscellaneous	$371	$7	$1	N/A
Total	$29,103	$227	$75	N/A

Voya Retirement Conservative
Advertising	$21	$0	N/A	N/A
Printing	$401	$0	N/A	N/A
Salaries & Commissions	$46,018	$0	N/A	N/A
Broker Services	$1,621,834	$0	N/A	N/A
Miscellaneous	$1,167	$0	N/A	N/A
Total	$1,69,441	$0	N/A	N/A

Voya Retirement Growth
Advertising	$55	$5	N/A	N/A
Printing	$1,044	$103	N/A	N/A
Salaries & Commissions	$77,669	$9,221	N/A	N/A
Broker Services	$19,383,796	$2,642	N/A	N/A
Miscellaneous	$2,517	$312	N/A	N/A
Total	$19,465,081	$12,284	N/A	N/A

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
Portfolio	ADV Class	Class I	Class S	Undesignated
Voya Retirement Moderate
Advertising	$28	$1	N/A	N/A
Printing	$530	$16	N/A	N/A
Salaries & Commissions	$43,150	$2,101	N/A	N/A
Broker Services	$6,149,425	$521	N/A	N/A
Miscellaneous	$1,270	$68	N/A	N/A
Total	$6,194,402	$2,707	N/A	N/A

Voya Retirement Moderate Growth
Advertising	$41	$3	N/A	N/A
Printing	$785	$56	N/A	N/A
Salaries & Commissions	$57,984	$5,184	N/A	N/A
Broker Services	$12,035,750	$1,484	N/A	N/A
Miscellaneous	$1,751	$184	N/A	N/A
Total	$12,096,311	$6,911	N/A	N/A
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(1)	The Portfolio commenced operations as May 1, 2013. Reflects the period from May 1, 2013 to December 31, 2013.

Total Distribution and/or Shareholder Service (12b-1) Fees Paid

The following table sets forth the total distribution and/or shareholder service (12b-1) fees paid by the Portfolios for the fiscal years ended December 31, 2013, 2012, and 2011.
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Portfolio	2013	2012	2011
VY DFA World Equity Class ADV	$26,116	$15,783	$12,146
VY DFA World Equity Class S	$433,913	$405,247	$498,505
VY Franklin Templeton Founding Strategy Class ADV	$58,108	$36,247	$28,219
VY Franklin Templeton Founding Strategy Class S	$2,156,368	$1,939,041	$2,078,353
Voya Global Perspectives Class ADV(1)	$17,979	N/A	N/A
Voya Global Perspectives Class S(1)	$51	N/A	N/A
Voya Retirement Conservative Class ADV	$3,198,135	$3,214,141	$2,727,034
Voya Retirement Growth Class ADV	$22,782,509	$21,897,764	$22,986,954
Voya Retirement Moderate Class ADV	$8,991,635	$9,086,098	$9,361,799
Voya Retirement Moderate Growth Class ADV	$15,432,779	$15,163,339	$16,028,514
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(1)	The Portfolio commenced operations on May 1, 2013. Reflects the period from May 1, 2013 to December 31, 2013.

EXPENSES

A Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year and the Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the management fee and other fees described previously, the Portfolios pay other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser.  Certain expenses of the Portfolios are generally allocated to the Portfolios, and each class of the Portfolios, in proportion to its pro rata average net assets; provided that expenses that are specific to a class of the Portfolios may be charged directly to that class in accordance with the Trust’s Amended and Restated Multiple Class Plan pursuant to Rule 18f.3.  The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.

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ADMINISTRATOR
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Voya Funds Services, LLC (“Administrator”) serves as Administrator for the Portfolios pursuant to administration agreement with the Trust (“Administration Agreement”). The Administrator is an affiliate of the Advisers. The Administrator’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
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Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Portfolios’ business, except for those services performed by an Adviser under the Investment Advisory Agreement, the Sub-Adviser under a Sub-Advisory Agreement, the custodian for the Portfolios under the Custodian Agreement, the transfer agent for the Portfolios under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolios from time to time. The Administrator acts as a liaison among these service providers to the Portfolios. The Administrator also handles the filing of federal, state, and local income tax returns for the Portfolios not being furnished by other service providers. The Administrator is also responsible for monitoring the Portfolios’ compliance with applicable legal requirements and with their investment policies and restrictions.

According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Trust under this Administration Agreement, including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies.

The Administration Agreement will remain in effect from year-to-year if approved annually by a majority of the Trustees.

The Administration Agreement may be cancelled by the Board on behalf of a Portfolio, without payment of any penalty, by a vote of a majority of the Trustees upon 60 days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon 60 days’ written notice to the Trust.

Under the Administration Agreement between the Administrator and the Trust, the Administrator received no compensation for its service to ING LifeStyle Portfolios, predecessors of the Retirement Portfolios.

Administrative Service Fees
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The Administrator receives an annual administrative service fee of 0.10% of each Portfolio’s (except VY Franklin Templeton Founding Strategy Portfolio) average daily net assets. For VY Franklin Templeton Founding Strategy Portfolio, the Administrator receives an annual administrative service fee of 0.05% of the Portfolio’s average daily net assets.
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Total Administrative Service Fees Paid

The following table sets forth the administrative service fees paid by the Portfolios to the Administrator for the fiscal years ended December 31, 2013, 2012, and 2011.

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Portfolio	2013	2012	2011
VY DFA World Equity	$179,444	$165,708	$202,081
VY Franklin Templeton Founding Strategy	$436,259	$391,178	$418,512
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Portfolio	2013	2012	2011
Voya Global Perspectives(1)	$2,527	N/A	N/A
Voya Retirement Conservative	$639,623	$642,820(2)	$545,404(2)
Voya Retirement Growth	$4,605,554	$4,424,246(2)	$4,642,745(2)
Voya Retirement Moderate	$1,820,336	$1,838,641(2)	$1,892,341(2)
Voya Retirement Moderate Growth	$3,109,778	$3,055,249(2)	$3,228,006(2)

(1)	The Portfolio commenced operations on May 1, 2013. Reflects the period from May 1, 2013 to December 31, 2013.
(2)	The Administrator contractually agreed to waive 0.10% of the administrative services fee for the Portfolio from October 24, 2009 through June 1, 2012.
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OTHER SERVICE PROVIDERS

Custodian

The cash and securities owned by each of the Portfolios are held by The Bank of New York Mellon, One Wall Street, New York, New York 10286, as custodian, which takes no part in the decisions relating to the purchase or sale of a Portfolio’s securities.

A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm to the Portfolios.  KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

Legal Counsel

Legal matters for the Trust are passed upon by Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 serves as the Transfer Agent and dividend-paying agent for the Portfolios.

PORTFOLIO TRANSACTIONS1

The Portfolios

The Adviser or a Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for a Portfolio, pursuant to authority granted in the Portfolio’s Investment Advisory Agreement or the Sub-Advisory Agreements.  Subject to policies and procedures approved by the Portfolio’s Board, the Adviser or a Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).

1
For purposes of this section, the discussion relating to investment decisions made by an Adviser or a Sub-Adviser with respect to a Portfolio also includes investment decisions made by a adviser or a sub-adviser with respect to an Underlying Fund.  For convenience, only the terms Adviser, Sub-Adviser, and Portfolio are used.

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In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Advisory Agreement with a Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services.  In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed.  Securities traded in the over-the-counter markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.  Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker.  In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.  On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.  The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or Sub-Adviser Selects Broker-Dealers

The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of a Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances.  In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers.  This consideration often involves qualitative as well as quantitative judgments.  Factors relevant to the nature of the trade may include, among others, price  (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution.  Factors relevant to the  range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit  capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or a Sub-Adviser, as demonstrated in the particular transaction or other transactions.  Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio.  These credits are used to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Adviser or a Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker dealers to execute a trade for a Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or a Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances.  As

161

permitted by Section 28(e) of the 1934 Act, the Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients.  The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.”  Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor - Research products and services may include, but are not limited to, general economic, political, business  and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives.  Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities.  On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities).  In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or a Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.

Benefits to the Adviser or a Sub-Adviser - Research products and services provided to the Adviser or a Sub-Adviser by broker dealers that effect securities transactions for a Portfolio may be used by the Adviser or a Sub-Adviser in servicing all of its accounts.  Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with that Portfolio or any of the Portfolios.  Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value.  The research received does not reduce the advisory fees paid to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Portfolio.  The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or a Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Advisers, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

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The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA.  Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor the Adviser or a Sub-Adviser may enter into an agreement under which a Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares.  The Portfolios have adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for a Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolios will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolios to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in Sub-Advisers, investment personnel, and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities.  This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio.  The Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures.  The Advisers or Sub-Advisers may use different methods of allocating the results aggregated trades.  Each Sub-Adviser’s

163

relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board.  To the extent any of the Portfolios seek to acquire (or dispose of) the same security at the same time, one or more of the Portfolios may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolios are concerned.

However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Brokerage Commissions - The Underlying Funds for the DFA Portfolio

The following discussion relates to the policies of the Underlying Funds with respect to brokerage commissions. The Portfolio does not incur any brokerage costs in connection with its purchase or redemption of shares of the Underlying Funds.

Portfolio transactions will be placed with a view to receiving the best price and execution. The Underlying Funds will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Underlying Funds to determine the effect that the brokers’ trading has on the market prices of the securities in which the Underlying Funds invest. DFA also checks the rate of commission being paid by the Underlying Funds to their brokers to ascertain that the rates are competitive with those charged by other brokers for similar services.

Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of portfolio shares. DFA, however, pursuant to policies and procedures approved by the Board of Directors or Trustees of the Underlying Fund, is prohibited from selecting brokers and dealers to effect a portfolio’s portfolio securities transactions based (in whole or in part) on a broker’s or dealer’s promotion or sale of shares issued by a Portfolio or any other registered investment companies.

Companies eligible for purchase by U.S. Core Equity 1 Portfolio, U.S. Small Cap Portfolio and VA U.S. Targeted Value Portfolio may be thinly traded securities. DFA believes that it needs maximum flexibility to effect trades on a best execution basis. As deemed appropriate, DFA places buy and sell orders for the Underlying Funds with various brokerage firms that may act as principal or agent. DFA may also make use of direct market access and algorithmic, program or electronic trading methods. DFA may extensively use electronic trading systems as such systems can provide the ability to customize the orders placed and can assist in DFA's execution strategies.

Transactions also may be placed with brokers who provide DFA or the sub-advisors with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The investment advisory agreements permit DFA knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the accounts under its management. Research services furnished by brokers through whom securities transactions are effected may be used by DFA in servicing all of its accounts and not all such services may be used by the Adviser with respect to the Underlying Funds.

Cross-Transactions

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The Board has adopted a policy allowing trades to be made between affiliated registered RICs or series thereof provided they meet the condition of Rule 17a-7 under the 1940 Act and conditions of the policy.

Brokerage Commissions Paid

The following table sets forth the total brokerage commissions paid by the Portfolios for the fiscal years ended December 31, 2013, 2012, and 2011:
Portfolio	2013	2012	2011
VY DFA World Equity	$0	$0	$0
VY Franklin Templeton Founding Strategy	$0	$0	$0
Voya Global Perspectives(1)	$0	N/A	N/A
Voya Retirement Conservative	$1,881(2)	$0	$0
Voya Retirement Growth	$18,048(2)	$0	$0
Voya Retirement Moderate	$6,363(2)	$0	$0
Voya Retirement Moderate Growth	$11,363(2)	$0	$0

(1)	The Portfolio commenced operations on May 1, 2013. Reflects the period from May 1, 2013 to December 31, 2013.

(2)	The increase in brokerage commission paid by the portfolio is due to an increase in trading activity of the portfolio.
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As noted above, the Adviser may purchase new issues of securities for a Portfolio in underwritten fixed price offerings.  In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients.  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit a Portfolio and other clients of the Adviser without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.  As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Portfolios as well as shares of other investment companies or accounts managed by the Adviser.  This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolios.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolios as well as its other customers (including any other portfolio or other investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Portfolios and such other customers.  In some instances, this procedure may adversely affect the price and size of the position obtainable for the Portfolios.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-

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dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or the Adviser, and if there is in effect a written contract between the Adviser and the Trust expressly permitting the affiliated broker-dealer or the Adviser to receive and retain such compensation.  The Agreement provides that the Adviser may retain compensation on transactions effected for a Portfolio in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or the Adviser by a Portfolio on exchange transactions not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Board has adopted procedures for evaluating the reasonableness of commissions and will review these procedures periodically.
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Each of the following is a registered broker-dealer and an affiliate of the Adviser as of December  31, 2013:  Bancnorth Investment Group, Inc., Financial Network Investment Corporation, Guaranty Brokerage Services, Inc., ING Alternative Asset Management LLC, ING America Equities, Inc., ING Financial Advisers, LLC, ING Financial Markets LLC, ING Financial Partners, Inc., Voya Investments Distributor, LLC, ING Investment Advisors, LLC, ING Investment Management Advisors B.V., ING Investment Management Asia Pacific (Hong Kong) LTD., Voya Investment Management Co. LLC, Voya Investment Management Co. LLC, ING Investment Management Services LLC, Multi-Financial Securities Corporation, Pomona Management LLC, d/b/a, Pomona Capital, Prime Vest Financial Services, Inc., and Systematized Benefits Administrators, Inc.
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Any of the above firms may retain compensation on transactions effected for a Portfolio in accordance with these rules and procedures.
For the fiscal years ended December 31, 2013, 2012, and 2011, the Portfolios did not pay any affiliated brokerage commissions and none acquired securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent.
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PURCHASE AND REDEMPTION OF SHARES

Purchases

Shares of a Portfolio may be offered for purchase by separate accounts of insurance companies to serve as an investment medium for the Variable Contracts issued by the insurance companies and to certain Qualified Plans, as permitted under the federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. Shares of the Portfolios are sold to insurance company Separate Accounts funding Variable Contracts and may be sold to insurance companies that are not affiliated.  The Trust currently does not foresee any disadvantages to Variable Contract owners or other investors arising from offering a Portfolio’s shares to Separate Accounts of unaffiliated insurers, separate accounts funding both life insurance policies and annuity contracts in certain qualified pension and retirement plans; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of various contracts or pension and retirement plans participating in the Trust might, at times, be in conflict.  However, the Board and insurance companies whose separate accounts invest in the Portfolios are required

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to monitor events in order to identify any material conflicts between variable annuity contract owners and variable life policy owners, between separate accounts of unaffiliated insurers, and between various contract owners or pension and retirement plans.  The Board will determine what action, if any, should be taken in the event of such a conflict.  If such a conflict were to occur in one of more insurance company separate accounts, they might withdraw their investment in a Portfolio.  This might force a Portfolio to sell securities at disadvantageous prices.

Shares of each Portfolio are sold at their respective NAVs (without a sales charge) next computed after receipt of a purchase order by an insurance company whose separate account invests in the Trust.

The value of shares redeemed may be more or less than the shareholder’s costs, depending upon the market value of the portfolio securities at the time of redemption.

Redemptions

Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the NAV per share next determined after receipt of the redemption request by an insurance company whose Separate Account invests in a Portfolio.  Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form.  The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days  in the following conditions: (i) when the NYSE is closed for other than customary weekend and holiday closings; (ii) when trading on the NYSE is restricted; (iii) when an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, or (iv) whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (ii) or (iii) exist.  If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC.  If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

If you invest in a Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase of the Portfolio’s shares.

Exchanges

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Trust.  Exchanges are treated as a redemption of shares of one portfolio and a purchase of shares of one or more of the other portfolios and are effected at the respective NAVs per share of each portfolio on the date of the exchange.  The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable Contract owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of the portfolios, and should refer to the prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company Separate Account that invest in a Portfolio.

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The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time.  In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company to such Portfolio will be invested in the Voya Liquid Assets Portfolio of the Trust or any successor to such portfolio.

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If you invest in a Portfolio through a financial intermediary, you may be charged a commission or

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transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

The Board monitors for possible conflict among separate accounts (and will do so for pension and retirement plans) buying shares of the Portfolios.  Conflicts could develop for a variety of reasons.  For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict.  To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Portfolio.  A Portfolio’s NAV could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or pension and retirement plan) withdrawing because of a conflict.

Each Portfolio ordinarily effects orders to purchase or redeem its shares that are based on transactions under VLI Policies or VA Contracts (e.g. purchase or premium payments, surrender or withdrawal requests, etc.) at the Portfolio’s NAV per share next computed on the day on which the separate account processes such transactions. Each Portfolio effects orders to purchase or redeem its shares that are not based on such transactions at the Portfolio’s NAV per share next computed on the day on which the Portfolio receives the orders.

Please refer to the appropriate separate account prospectus related to your Variable Contract for more information regarding the contract.

NET ASSET VALUE

The Portfolios

As noted in the Prospectuses, the NAV and offering price of each class (if applicable) of each Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (usually 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.

As a general matter, the Portfolios invest in the Underlying Funds which in turn invest directly in securities. The Portfolios generally rely on the NAVs provided by the Underlying Funds in computing the Portfolios’ NAV. However, the following is information regarding the calculation of NAV for the Underlying Funds and the Portfolios.

Portfolio securities listed or traded on a national securities exchange will be valued at the official closing price when available, or for certain markets, the last reported sale price on the valuation day.  Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day.    In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.  Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.  This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. (See “How Shares are Priced” section in the Prospectuses.) The long-term debt obligations held in a Portfolio’s portfolio will be valued using independent third party vendors.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) or are deemed unreliable are valued at

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their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board.  The valuation techniques applied in any specific instance are likely to vary from case to case.  With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to a Portfolio related to registration of the security, as well as factors relevant to the issuer itself.  Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of the foreign securities traded on an exchange outside the United States is generally based upon its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.  Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open.  Further, trading takes place in various foreign markets on days which the NYSE is not open.  Consequently, the calculation of an Underlying Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets.  Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio.  In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV.  In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures.  Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events.  Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.  There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models.  Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment.  Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.  Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Listed Options on securities are valued at the mean between the bid and ask of the exchange where they trade. Listed Options on currencies, futures and other financial instruments purchased by the Underlying Funds are valued at the close reported by the exchange where they trade. If an option does not trade on a

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particular day, the bid price will be used if the Portfolio is long in the option and the ask price will be used if the Portfolio is short in the option. If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as "Black Scholes." Options that are traded OTC will be valued using an industry accepted model such as “Black Scholes.”

The fair value of other assets is added to the value of all securities positions to arrive at the value of a Portfolio’s total assets. A Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares) and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of a Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets.  The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day.  It is the responsibility of the dealer to insure that all orders are transmitted timely to a Portfolio.  Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectuses.

The Underlying Funds

The Underlying Funds will accept purchase and redemption orders on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Underlying Funds will generally be closed on days that the NYSE is closed. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans’ Day. Orders for redemptions and purchases will not be processed if the Underlying Fund is closed.

The Underlying Funds reserve the right, in their sole discretion, to suspend the offering of shares of any or all portfolios or reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the fund or a portfolio. Securities accepted in exchange for shares of a portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the portfolio.

The Underlying Funds or their transfer agent may, from time to time, appoint a sub-transfer agent, such as a broker, for the receipt of purchase and redemption orders and funds from certain investors. With respect to purchases and redemptions through a sub-transfer agent, the Underlying Funds will be deemed to have received a purchase or redemption order when the sub-transfer agent receives the order. Shares of a Portfolio will be priced at the public offering price next calculated after receipt of the purchase or redemption order by the sub-transfer agent.

Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios, which are currently sold at NAV. Any such charges will be described in the Prospectuses.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting each Portfolio.  No attempt is made to present a detailed explanation of the tax treatment of each Portfolio

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and no explanation is provided with respect to the tax treatment of any Portfolio shareholder.  The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.  Holders of Variable Contracts must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such Variable Contracts.
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Qualification as a Regulated Investment Company
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Each Portfolio has elected to be taxed and intends to qualify annually, to be taxed as a RIC under the provisions of Subchapter M of the Code.  As a RIC, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally consisting of  net investment income, the excess of net short-term capital gain over net long-term capital loss and not gains from certain foreign currency transactions) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section.
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Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

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In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”).
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In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC.  Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.  However, with regard to foreign currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.
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If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent of the Portfolio’s current and accumulated earnings and profits.  Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders. Under certain circumstances, a Portfolio could cure such a failure and maintain its IRC status.
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Qualification of Segregated Asset Accounts

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Each Portfolio must comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder.  A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations.  Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer.  As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, U.S. government securities and securities of other RICs.  In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner.  Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund.  In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist.  The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
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With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance Variable Contract or as an annuity for tax purposes.
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The second way that impermissible investor control might exist concerns your actions.  Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio.  You may not select or direct the purchase or sale of a particular investment of a Portfolio.  All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner.

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Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.
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Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract.  Such guidance could be applied retroactively.  If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities.  Although highly unlikely, such an event may have an adverse impact on the affected portfolio and other Variable Contracts.  You should review your variable contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the segregated asset account upon which a variable contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then: (a) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods; and (b) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year.  Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code.  The “income on the contract” is, generally, the excess of: (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during such taxable year; over (ii) the premiums paid under the contract during the taxable year.  In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.
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The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios.  Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

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If a Portfolio fails to qualify to be taxed as a RIC, owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  For additional information concerning the consequences of failure to meet the requirements of section 817(h) of the Code or the regulations thereafter, see the prospectuses for the Variable Contracts.
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Excise Tax on Regulated Investment Companies

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Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax.  However, this excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts.  To avoid this excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.
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Capital Loss Carryforwards
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Pursuant to recently enacted legislation, net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years, subject to certain limitations. Capital loss carryforwards for the following as of December 31, 2013:

Portfolio		Amount	Expiration Date
VY DFAWorld Equity	Total	$(31,167,617)	2016

VY Franklin Templeton Founding Strategy		$(18,260,768)	2017
		$(22,486,704)	2018
		$(15,561,533)	None
	Total	$(56,309,005)

Voya Retirement Growth	Total	$(635,384,814)*	2016

Voya Retirement Moderate	Total	$(2,035,567)	2017

Voya Retirement Moderate Growth	Total	$(163,745,727)	2017

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Utilization of these capital losses is subject to annual limitations under Sections 382 and 383 of the Internal Revenue Code. Amounts and taxable years of expiration may be adjusted to reflect future gain/loss activity to comply with the aforementioned limitation rules.

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Foreign Investments

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Underlying Funds investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions.  Foreign tax withholding from dividends, interest, and capital gains from the sale or other disposition of an Underlying Fund’s foreign investments, if any, is generally at a rate between 10% and 35%.  The investment yield of any Portfolio that invests in Underlying Funds that invest in foreign securities or currencies is reduced by these foreign taxes.  Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

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Passive Foreign Investment Companies (“PFICs”)

Certain Underlying Funds may invest in invest in stocks of foreign companies that are classified under the Code as PFICs.  In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income.  Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which an Underlying Fund held the PFIC stock.  An Underlying Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Underlying Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Underlying Fund distributes the corresponding income to shareholders.  Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC.  All excess distributions are taxable as ordinary income.

An Underlying Fund may be able to elect alternative tax treatment with respect to PFIC stock.  Under an

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election that currently may be available, an Underlying Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC.  If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  Alternatively, another election may be available that involves marking to market the Underlying Funds’ PFIC stock at October 31 of each calendar year as well as the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any marked-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary losses to the extent of any net marked-to-market gains included in income in prior taxable years.
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Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Underlying Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualifying dividends.

REITs

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Certain Underlying Funds may invest in REITs that hold residual interests in REMICs.  Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of an Underlying Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income  tax in all events.  These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolios and the Underlying Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting a variable annuity contract or a variable life insurance company contract, cannot be offset by an adjustment to an insurance company’s reserves and, thus, would be currently subject to tax notwithstanding the more general tax deferral principles available to insurance company separate accounts funding variable annuity contracts or variable life insurance company contracts.  In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.
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Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

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Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.

The foregoing is only a general summary of some of the applicable provisions of the Code and the U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may change at any time. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

General Information

Capitalization

The authorized capital of each Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. The shares may be issued as whole or fractional shares and are uncertificated. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time, in the future.  Establishment and offering of additional Portfolios will not alter the rights of the Trust’s shareholders. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata shares of the net assets of that Portfolio.

Voting Rights

Holders of shares of each Portfolio are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust.  In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.  The Trust’s shares do not have cumulative voting rights.  The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.  The Trust is required to assist in shareholders’ communications.

Other Information

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision of the management or policies of the Trust by any governmental agency.  The Prospectuses and this SAI omit certain of the information contained in the Trust’s Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

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Investors in the Portfolios will be kept informed of their progress through annual and semi-annual shareholder reports showing Portfolio composition, statistical data, and any other significant data, including financial statement audited by an independent registered public accounting firm.

Reports to Shareholders

The fiscal year of the Portfolios ends on December 31 of each year.  Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders each year.

FINANCIAL STATEMENTS

The financial statements from the Portfolios’ annual shareholder reports, dated December, 31, 2013, are incorporated by reference. Copies of the Portfolios’ annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting the Trust at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 or by calling (800) 366-0066.

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APPENDIX A:  DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH RATINGS

AAA: Bonds considered to be investment-grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment-grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment-grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment-grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

RatingWatch: Ratings are placed on RatingWatch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for potential downgrade, or “Evolving”, where ratings may be raised or lowered. RatingWatch is relatively short-term, and should be resolved within 12 months.

APPENDIX B: PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FAMILY OF FUNDS

PROXY VOTING PROCEDURES and guidelines

Effective Date: July 10, 2003

Revision Date: May 1, 2014

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I.	Introduction	1
II.	Compliance Committee	1
III.	Delegation of Voting Authority	1
IV.	Approval and Review of Procedures	3
V.	Voting Procedures and Guidelines	3
VI.	Conflicts of Interest	7
VII.	Reporting and Record Retention	8
EXHIBIT 1 – List of Voya funds		9
EXHIBIT 2 – Proxy Voting Procedures of the Advisers		10
I.	Introduction	10
II.	Roles and Responsibilities	10
III.	Voting Procedures	14
IV.	Assessment of the Agent and Conflicts of Interest	15
V.	Reporting and Record Retention	17
APPENDIX 1 – Proxy Group		18
EXHIBIT 3 – Proxy Voting Guidelines of the Voya funds		19
I.	Introduction	19
II.	Guidelines	19
General Policies		19
1.	The Board of Directors	20
2.	Proxy Contests	28
3.	Auditors	28
4.	Proxy Contest Defenses	28
5.	Tender Offer Defenses	29
6.	Miscellaneous	31
7.	Capital Structure	33
8.	Executive and Director Compensation	35
9.	State of Incorporation	39
10.	Mergers and Corporate Restructurings	40
11.	Mutual Fund Proxies	40
12.	Social and Environmental Issues	41
13.	Global Proxies	42

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I.	Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the Voya family of funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III. below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Boards. These Procedures and Guidelines may be amended only by the Boards. The Boards shall review these Procedures and Guidelines at their discretion, and make any revisions thereto as deemed appropriate by the Boards.

II.	Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines and, where applicable, to make determinations on behalf of a Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	Delegation of Voting Authority

Except as otherwise provided for herein, the Boards hereby delegate to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

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[1]	Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.
[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board. The Boards may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as they deem appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the Voya funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines, except as described in Section VII.A. below with respect to vote reporting requirements, but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors3, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds (or portfolios or series thereof) set forth on Exhibit 1 attached hereto. This means that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

A.	If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal; and
B.	If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

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[3]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any Voya fund (an “Investing Fund”) that, while not a Fund-of-Funds, invests in one or more underlying funds. Accordingly:

A.	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;
B.	In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and
C.	In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the Feeder Fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in Section VII.A. below with respect to vote reporting requirements, Feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Boards hereby approve such procedures. All material changes to the Adviser Procedures must be approved by the Boards or the Compliance Committees prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as he/she deems appropriate, subject to ratification by the Boards or the Compliance Committees at their next regularly scheduled meeting.

V.	Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereinafter shall have the same meaning as defined in the Adviser Procedures (Exhibit 2).

A.                 Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.                 Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

In the event a Proxy Group member believes he/she has a potential conflict of interest that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Proxy Group member shall so advise the Proxy Coordinator. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.) on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest (as such term is defined in Section V.B.3. below) exists with respect to the Proxy Group member. If recusal, whether voluntary or pursuant to a finding of Counsel, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination shall be subject to the Compliance Committee referral process described in Section V.B.3. below.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be materially conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.      Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2.      Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in Sections V.B. above and V.B.4. below.

3.      Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation; where applicable, Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group participating in the voting process and each Investment Professional participating in the voting process complete a Conflicts Report.

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As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent, the Advisers, the Funds’ principal underwriters (“Underwriters”), or an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) of the Funds, their investment advisers, or principal underwriters (hereinafter, “Affiliate”). Such potential conflicts of interest are identified by the Proxy Coordinator based upon information periodically provided by the Agent; analyses of client, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings. The Proxy Coordinator gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Coordinator, and the Advisers rely upon the accuracy of the information received from such parties. Such potential conflicts of interest shall be documented as deemed appropriate by Counsel, e.g., on a consolidated basis rather than individual Conflicts Reports. Upon Counsel’s finding that a conflict of interest exists that could unduly influence vote recommendation(s) (a “material conflict of interest”) with respect to the Agent, the Advisers, Underwriters, or Affiliates, the participating members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the relevant proxy.

If Counsel determines that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, or Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s), generally through the Committee Chair, and forward all information relevant to the Committee’s review, including the following materials or a summary thereof: the applicable Procedures and Guidelines; the recommendation of the Agent, where applicable; the recommendation of the Investment Professional(s), where applicable; any resources used by the Proxy Group in arriving at its recommendation; the Conflicts Report and/or any other written materials establishing whether a conflict of interest exists; and findings of Counsel).

If Counsel determines that there does not appear to be a material conflict of interest with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no material conflict of interest appears to be present. The Proxy Group members shall not be required to complete a Conflicts Report in connection with such votes.

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4.      Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Proxy Coordinator, Agent, Proxy Group, and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds, except as noted below, to vote Within Guidelines, except that Counsel may permit the Proxy Group to abstain from voting any proposal(s) subject to the material conflict, provided such abstention does not have the same effect as an “against” vote and therefore has no effect on the outcome of the vote. If the Agent’s recommendation is deemed by Counsel to be materially conflicted on a matter, no action shall be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as deemed appropriate by Counsel with respect to the nature of the Agent’s material conflict.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

5.      Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.	Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel

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has determined that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or its Underwriters or Affiliates or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Committee Chair and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	Reporting and Record Retention

A.                 Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Series will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the Voya funds’ website. The proxy voting record for each Fund and each Sub-Adviser-Voted Series will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If any Feeder Fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III. above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

B.                 Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 – List of Voya funds

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

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VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

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4 Sub-Adviser-Voted Series: VY Franklin Mutual Shares Portfolio

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EXHIBIT 2 – Proxy Voting Procedures of the Advisers

Voya Investments, LLC

and

Directed Services LLC

I.	Introduction

Voya Investments, LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the Voya family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of Voya Investments, LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	Roles and Responsibilities
A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the Voya family of funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively, the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ Affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no material conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ Affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

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A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote, except that tie votes shall be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from as many absent members as may reasonably be accomplished and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting. In the event a tie vote cannot be timely resolved in this manner in connection with a voting deadline, or in the event that the vote remains a tie, the Proxy Coordinator shall follow the procedures established by a Fund’s Board for resolving a material conflict of interest. In the event a tie vote cannot be timely resolved in this manner, the Proxy Coordinator shall follow the procedures established by a Fund’s Board to address a failure to timely meet quorum requirements. A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes shall be observed.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be materially conflicted as provided for herein, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

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For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for herein, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant Investment Professionals shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

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III.	Voting Procedures
A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.
B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is

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indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.	Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable; Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group or, where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

IV.	Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

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Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of Voya Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address potential conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendation(s). The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or, where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Guidelines or, where applicable, the Agent, has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known relationships of either a business or personal nature not previously assessed by Counsel, which may include communications with respect to the referral item, but

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excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal. The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 – Proxy Group

Name	Title or Affiliation
Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC
Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds
Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC
Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC
Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC
Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Effective as of May 1, 2014

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EXHIBIT 3 – Proxy Voting Guidelines of the Voya funds

I.	Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered Case-by-Case.

In all cases receiving case-by-case consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to Case-by-Case proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

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is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

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individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);
(2)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(3)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or
(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders. Votes on compensation committee members in connection with compensation practices should be considered on a Case-by-Case basis, and generally:

(1)	Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.
(2)	Say on pay responsiveness. Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:
(a)	If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not

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demonstrated an adequate level of responsiveness.

(b)	If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.
(c)	If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.
(3)	Say on frequency. If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.
(4)	Tenure. Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.
(5)	Pay for performance. Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated. Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.
(6)	Pay disparity. Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a Case-by-Case basis.
(7)	Change in control provisions. If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees. If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.
(8)	Repricing. If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a

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shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)	Tax benefits. If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.
(10)	Director perquisites. If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.
(11)	Incentive plans. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains). Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the vesting period is too short, performance period being measured is too short, or the packages lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.
(12)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.
(13)	Independence from management. Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.
(14)	Multiple concerns. If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

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(15)	Commitments. Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.
(16)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a Case-by-Case basis.

Accounting Practices:

(1)	Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.
(2)	Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.
(3)	If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.
(4)	If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a Case-by-Case basis. Generally:

(1)	WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.
(2)	WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.
(3)	Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the

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company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.
(5)	When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring Case-by-Case consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Generally, when the Agent recommends withholding support from any nominee due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will generally be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and
(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman

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and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

  Asking that more than a simple majority of directors be independent.
  Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.
  Limiting the number of public company boards on which a director may serve.
  Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).
  Requesting creation of additional board committees or offices, except as otherwise provided for herein.
  Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
(2)	Only if the director’s legal expenses would be covered.

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2.	Proxy Contests

These proposals should generally be analyzed on a case-by-case basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

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Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;
(2)	Does not impose supermajority vote requirements; and
(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for

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shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.
•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board. Generally, vote AGAINST shareholder proposals, unless significant or multiple corporate governance concerns have been identified. Generally, vote FOR management proposals also supported by the Agent.

Majority Voting Standard

Generally, vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated. Generally, vote FOR amendments to corporate documents or other actions in furtherance of a majority standard. (See also Section 11. Mutual Fund Proxies.)

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Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from a proposal for which support has become moot (e.g., an incentive grant to a person no longer employed by the company.)

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a case-by-case basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

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7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).
•	Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.
•	Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.
•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•	Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).
•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or relevant Investment Professional(s).

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Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties. This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except

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that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).
•	Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.
•	Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements. However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.
•	Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).
•	Generally, vote AGAINST plans administered by potential grant recipients.
•	Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.
•	Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.
•	Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control or results in a change in control but does not terminate the employment relationship).
•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

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Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation. However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

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Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Consider on a CASE-BY-CASE basis proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control. Generally vote FOR management proposals, unless evidence exists of abuse in historical compensation practices. Generally vote AGAINST shareholder proposals regarding the treatment of equity if the change in control cash severance provisions are double-triggered and the company has provided a reasonable rationale regarding the treatment of equity.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);
(2)	The issuer has provided adequate rationale and/or disclosure; or
(3)	Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Consider on a CASE-BY-CASE basis any parachute arrangement proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions. Generally vote FOR such proposals, unless: (1) the total payout to the named executive officers is deemed excessive versus the transaction equity value of the merger, (2) the single-triggered component of the payout is excessive versus the total payout, or (3) the arrangements contain an overly liberal change in control definition.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

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401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)	Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).
(2)	Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a (1) potential takeover defense or (2) significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported. Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed. Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors
•	Converting Closed-end Fund to Open-end Fund
•	Proxy Contests
•	Investment Advisory Agreements
•	Preferred Stock Proposals
•	1940 Act Policies
•	Changing a Fundamental Restriction to a Nonfundamental Restriction
•	Change Fundamental Investment Objective to Nonfundamental
•	Name Rule Proposals
•	Disposition of Assets/Termination/Liquidation
•	Changes to the Charter Document
•	Changing the Domicile of a Fund
•	Change in Fund’s Subclassification
•	Distribution Agreements
•	Mergers
•	Reimburse Shareholder for Expenses Incurred
•	Terminate the Investment Adviser
•	Majority Voting Proposals
12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals

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seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear. This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	the appointment of shareholders to co-sign the minutes of the meeting
•	regulatory filings (e.g., to effect approved share issuances)
•	the designation of inspector or shareholder representative(s) of minutes of meeting
•	the designation of two shareholders to approve and sign minutes of meeting
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

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Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply. For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category. If the Agent opposes audit committee members because fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the remuneration or

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nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a case-by-case basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•	At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.
•	At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.
•	At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•	Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);
•	Simultaneous reappointment of retiring directors (e.g., South Africa);
•	In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or
•	Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring Case-by-Case consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally supporting nominees or slates of nominees unless:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;
•	Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and
•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;
•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation. For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to

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effect a “protest vote,” (2) a candidate will generally not be supported if the candidate’s agenda is not in line with the long-term best interests of the company, and (3) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring Case-by-Case consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals. Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

For Japanese issuers, generally, follow the Agent’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;
•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or
•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•	Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);
•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;
•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);
•	Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);
•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;
•	Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);
•	Provide inadequate disclosure regarding vesting or performance requirements.
•	Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);
•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;
•	Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

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•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;
•	Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or
•	Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;
(2)	The recipient’s overall compensation appears reasonable;
(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and
(4)	The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;
(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
(3)	Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

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(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;
(5)	Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);
(6)	For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or
(7)	Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;
(2)	The recipient’s overall compensation appears reasonable;
(3)	Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and
(4)	The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

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Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a Case-by-Case basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•	Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
•	Vote FOR specific proposals to increase authorized capital, unless:
▪	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
▪	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•	Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•	Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.
•	Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

51

when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

52

In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper). Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

53

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a case-by-case basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•	The change or policy is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;
•	Notice or disclosure requirements are reasonable; or
•	The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•	It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•	Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.
•	If anti-takeover concerns exist, generally vote AGAINST management proposals,

54

including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•	Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

55

PART C

OTHER INFORMATION

VOYA INVESTORS TRUST

Item 28. Exhibits
(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)
	(2)	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)
	(3)	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)
	(4)	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)
	(5)	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)
	(6)	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)
	(7)	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)
	(8)	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)
	(9)	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)
	(10)	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)
	(11)	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)
	(12)	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)
	(13)	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)
	(14)	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)
	(15)	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)
	(16)	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)
	(17)	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

1

(18)	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)
(19)	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)
(20)

Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

(21)

Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

(22)

Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

(23)

Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

(24)

Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio (33)

(25)

Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio (33)

(26)	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio (33)
(27)

Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio (33)

(28)

Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio (33)

(29)

Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio (33)

(30)

Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

2

(31)

Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio (35)

(32)

Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio (35)

(33)

Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest (35)

(34)

Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio (36)

(35)

Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio (36)

(36)	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio (36)
(37)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio (38)
(38)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio (38)
(39)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio (38)
(40)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio (38)
(41)

Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio (40)

(42)	Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 (42)
(43)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007 (42)
(44)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007 (42)

3

(45)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007 (42)
(46)	Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007 (42)
(47)	Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008 (42)
(48)	Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008 (42)
(49)	Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008 (42)
(50)	Amendment #46 to the Amended and Restated Agreement and Declaration of Trust , Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008 (42)
(51)	Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008 (42)
(52)	Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 (42)
(53)	Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008 (43)
(54)	Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008 (43)
(55)

Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 (44)

(56)	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009 (45)
(57)	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 (45)
(58)	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009 (45)
(59)

Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 (45)

(60)	Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009 (46)
(61)	Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration

4

of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio (46)

(62)

Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio (46)

(63)

Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

(64)	Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)
(65)	Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)
(66)	Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)
(67)

Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

(68)

Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

(69)	Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)
(70)	Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)
(71)

Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

(72)

Amendment #63 effective May 27, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the Service 2 Class of ING Limited Maturity Bond Portfolio and ING Pioneer Fund Portfolio (49)

(73)

Amendment #64 effective June 14, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio (49)

(74)	Amendment #65 effective August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to

5

ING DFA World Equity Portfolio (49)
(74)

Amendment #65 effective August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio (49)

(75)	Amendment #66 dated August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING Wells Fargo Small Cap Disciplined Portfolio (49)
(76)

Amendment #67 effective November 12, 2010 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish two additional series ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (49)

(77)

Amendment #68 effective January 21, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio (50)

(78)

Amendment #69 dated January 24, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING American Funds Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio (50)

(79)

Amendment #70 effective April 29, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio (50)

(80)

Amendment #71 effective July 1, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio (51)

(81)

Amendment #72 effective July 15, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities Portfolio and Institutional Class shares of ING Morgan Stanley Global Franchise Portfolios (51)

(82)

Amendment #73 effective November 17, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING T. Rowe Price International Stock Portfolio (51)

(83)

Amendment #74 effective December 5, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of shares of ING Core Growth and Income Portfolio (51)

(84)

Amendment #75 effective July 20, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING American Funds Bond Portfolio to ING Bond Portfolio (53)

(85)

Amendment #76 effective July 23, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Growth Portfolio and ING Artio Foreign Portfolio (53)

(86)	Amendment #77 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the establishment of ING Global Perspectives Portfolio (54)

6

(87)

Amendment #78 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Oppenheimer Active Allocation Portfolio (54)

(88)

Amendment #79 effective April 30, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Invesco Van Kampen Growth and Income Portfolio to ING Invesco Growth and Income Portfolio (54)

(89)

Amendment #80 effective May 1, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio (54)

(90)

Amendment #81 effective June 17, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of Service 2 Class of ING Pioneer Mid Cap Value Portfolio (55)

(91)	Amendment #82 dated September 9, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Pioneer Mid Cap Value Portfolio (55)
(92)	Amendment #83 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING DFA Global Allocation Portfolio (55)
(93)

Amendment #84 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Goldman Sachs Commodity Strategy Portfolio (55)

(94)

Amendment #85 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO High Yield Portfolio to ING High Yield Portfolio (55)

(95)

Amendment #86 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO Total Return Bond Portfolio to ING Total Return Bond Portfolio (55)

(96)

Amendment #87 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Asset Allocation Portfolio (55)

(97)

Amendment #88 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds International Portfolio (55)

(98)

Amendment #89 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds World Allocation Portfolio (55)

(99)	Amendment #90 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Bond Portfolio (55)
(100)	Amendment #91 dated March 24, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Total Return Bond Portfolio (55)
(101)	Amendment #92 effective May 1, 2014 to the Amended and Restated Agreement and Declaration

7

of Trust dated February 26, 2002 (change of name of Registrant and its Series) (55)
(b)	By-laws (1)
(c)	Instruments Defining Rights of Security Holders (1)
(d)	(1)	(A)	Investment Management Agreement, dated May 7, 2013 between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios) (55)
(i)

Amended Schedule A and Amended Schedule B, dated February 4, 2014, with respect to the Investment Management Agreement between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios) (55)

			(ii)	Letter Agreement, dated February 4, 2014 to reduce the annual investment management fee for Voya High Yield Portfolio for the period from February 4, 2014 through May 1, 2016 (55)
			(iii)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya T. Rowe Price Equity Income Portfolio for the period from May 1, 2014 through May 1, 2015 (55)
(iv)

Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya Multi-Manager Large Cap Core Portfolio for the period from May 1, 2014 through May 1, 2015 with regards to Columbia Management Investment Advisers, LLC (55)

		(B)	Investment Management Agreement, dated May 7, 2013, between Voya Investors Trust and Voya Investments, LLC (formerly, ING Investments, LLC) with regards to Voya Global Perspectives Portfolio (55)
		(C)	Investment Management Agreement, dated May 7, 2013, between Voya Investors Trust and Voya Investments, LLC with respect to VY Clarion Global Real Estate Portfolio (55)
			(i)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for VY Clarion Global Real Estate Portfolio for the period from May 1, 2014 through May 1, 2015 (55)
		(D)	Investment Management Agreement, dated May 7, 2013 between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios) (55)
(i)

Amended Schedule A, effective July 18, 2014, with respect to the Investment Management Agreement, dated May 1, 2013 between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios) (55)

			(ii)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya Large Cap Value Portfolio for the period from May 1, 2014 through May 1, 2015 (55)
			(iii)	Waiver letter dated January 1, 2014 to waive a portion of the investment management fee for VY BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2014 through May 1, 2015 (55)
			(iv)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for VY Clarion Real Estate Portfolio for the period from May 1, 2014 through May 1, 2015 (55)

8

(2)	Portfolio Management Agreements
(A)

Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. with respect to VY BlackRock Inflation Protected Bond Portfolio (55)

(B)

Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Columbia Management Investment Advisers, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio (55)

	(C)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Voya Investments, LLC and CBRE Clarion Securities, LLC with respect to VY Clarion Global Real Estate Portfolio (55)
	(D)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and CBRE Clarion Securities, LLC with respect to VY Clarion Real Estate Portfolio (55)
	(E)	Portfolio Management Agreement dated May 7, 2013 between Voya Investors Trust, Directed Services LLC and Fidelity Management & Research Company (55)
	(F)	Sub-Sub-Advisory Agreement dated May 7, 2013 between FMR Co., Inc. and Fidelity Management & Research Company (55)
	(G)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Franklin Advisers, Inc. with respect to VY Franklin Income Portfolio (55)
	(H)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Franklin Mutual Advisers, LLC with respect to VY Franklin Mutual Shares Portfolio (55)
(I)

Sub-Advisory Agreement, dated April 30, 2013, between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC (formerly, ING Investment Management, Co. LLC) with respect to Voya Retirement Portfolios (55)

	(J)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC (55)
(i)

Amended Schedule A, dated February 4, 2014, with respect to the Sub-Advisory Agreement between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC dated May 7, 2013 (55)

	(K)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Invesco Advisers, Inc. (55)
	(L)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and J.P. Morgan Investment Management Inc. (55)
	(M)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and The London Company of Virginia, LLC. with respect to Voya Multi-Manager Large Cap Core Portfolio (55)
	(N)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Morgan Stanley Investment Management Inc. (55)

9

(O)

Sub-Advisory Agreement, effective May 7, 2013, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Limited with regards to VY Morgan Stanley Global Franchise Portfolio (55)

(P)

Delegation Agreement, dated May 7, 2013, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Company with regards to VY Morgan Stanley Global Franchise Portfolio (55)

(Q)	Portfolio Management Agreement, dated May 7, 2013 between Voya Investors Trust, Directed Services, LLC and Templeton Global Advisors Limited (55)
(R)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc. (55)
(S)	Investment Sub-Advisory Agreement, dated May 7, 2013, between T. Rowe Price Associates, Inc. and T. Rowe Price International LTD with respect to VY T. Rowe Price International Stock Portfolio (55)
(T)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Advisors, LLC with respect to VY BlackRock Health Sciences Opportunities Portfolio (55)
(U)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC with respect to VY BlackRock Large Cap Growth Portfolio (55)
(V)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC, and Dimensional Fund Advisors LP (55)
(W)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Goldman Sachs Asset Management, LP (55)
(i)

Termination letter, effective September 6, 2013, with respect to the Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Goldman Sachs Asset Management, LP (55)

(X)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Marsico Capital Management, LLC (55)
(Y)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Massachusetts Financial Services Company (55)
(Z)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC (55)
(i)

Termination letter, effective February 4, 2014, with respect to the Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC (ING PIMCO Total Return Bond Portfolio) (55)

(ii)

Termination letter, effective February 4, 2014, with respect to the Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC (ING PIMCO High Yield Bond Portfolio) (55)

10

(e)	(1)	(A)	Distribution Agreement, dated May 7, 2013, between Voya Investors Trust and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (55)
(f)	Not Applicable
(g)	(1)	(A)	Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon (19)
			(i)	Amended Exhibit A, dated February 28, 2014, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (55)
		(B)	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York Mellon (20)
			(i)	Amended Exhibit A, dated February 28, 2014, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (55)
		(C)	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York Mellon (22)
			(i)	Amended Exhibit A, dated February 28, 2014, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon (55)
(h)	(1)	(A)	Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between Voya Investors Trust and Directed Services LLC (25)
(i)

Amended Schedule A of Series, effective July 17, 2006, with respect to the Amended and Restated Shareholder Services Agreement between Voya Investors Trust and Directed Services LLC, dated April 29, 2005 (34)

		(B)	Shareholder Services Agreement, dated April 29, 2005, between Voya Investors Trust and Directed Services LLC (25)
		(C)	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Voya Investments Trust (25)
		(D)	Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003 (22)
			(i)	Amended Exhibit A, dated March 28, 2013, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 (55)
			(ii)	Global Securities Lending Supplement (25)
	(2)	(A)	Organizational Agreement for Golden American Life Insurance Company (1)
			(i)	Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)
			(ii)	Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)
			(iii)	Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)
			(iv)	Addendum dated December 29, 1995 to the Organizational Agreement adding

11

the Small Cap Series (14)
		(v)	Form of Addendum to the Organizational Agreement adding Managed Global Series (15)
(vi)

Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

		(vii)	Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)
		(viii)	Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)
		(ix)	Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)
		(x)	Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)
		(xi)	Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)
(xii)

Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

	(B)	Organizational Agreement for The Mutual Benefit Life Insurance Company (2)
		(i)	Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)
(3)	(A)	Settlement Agreement for Golden American Life Insurance Company (1)
	(B)	Assignment Agreement for Settlement Agreement (2)
	(C)	Settlement Agreement for The Mutual Benefit Life Insurance Company (1)
	(D)	Assignment Agreement for Settlement Agreement (1)
(4)	(A)	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)
	(B)	Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)
		(i)	Form of Schedule A with respect to Indemnification Agreement (25)
(5)	(A)

Form of Fund Participation Agreement, effective January 1, 2007, among ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, and Security Life of Denver Insurance Company and Voya Investments Distributor, LLC and

12

Voya Investors Trust and Voya Partners, Inc. (36)
		(i)	Amendment No. 1, effective September 20, 2010, with respect to the Participation Agreement (49)
(B)

Form of Shareholder Servicing Agreement, effective January 1, 2007, between Voya Investors Trust, Voya Partners, Inc., Voya Investments Distributor, LLC, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company (36)

(6)	(A)	Transfer Agency Services Agreement dated February 25, 2009 between BNY Mellon Investment Services (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Investors Trust (45)
		(i)	Amended Exhibit A, effective March 28, 2013 to the Transfer Agency Services Agreement dated February 25, 2009 (54)
		(ii)	Amendment effective as of February 8, 2011 to Transfer Agency Services Agreement (50)
(7)	(A)	Allocation Agreement dated May 24, 2002 – Fidelity Bond (23)
		(i)	Amended Schedule A, dated May 2007 with respect to the Allocation Agreement – Blanket Bond (42)
	(B)	Allocation Agreement dated May 24, 2002 – Directors & Officers Liability (23)
		(i)	Amended Schedule, dated September 12, 2013 with respect to the Allocation Agreement – Directors and Officers Liability (55)
	(C)	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2007 (36)
		(i)	Amended Schedule A, dated November 2011 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement (52)
	(D)	FT Interactive Data Services Agreement effective as of March 1, 2000 (39)
		(i)	Amended Schedule A, dated November 2011 with respect to the FT Fee Allocation Agreement (52)
	(E)	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 (36)
		(i)	Amended Schedule A and Schedule B, dated November 2011 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement (52)
(8)	(A)

Expense Limitation Agreement, effective May 7, 2013, between Voya Investments, LLC and Voya Investors Trust with respect to VY Clarion Global Real Estate Portfolio and Voya Global Perspectives Portfolio (55)

		(i)	Amended Schedule A, dated May 1, 2014, to the Expense Limitation Agreement between Voya Investments, LLC and Voya Investors Trust (55)

13

(ii) Side Letter Agreement dated March 14, 2014 between Voya Investors Trust and Voya Investments, LLC with respect to Voya Global Perspectives Portfolio (55)
	(B)	Expense Limitation Agreement, effective May 7, 2013, between Voya Investors Trust and Directed Services LLC (55)
(i) Amended Schedule A, dated May 1, 2014 to the Expense Limitation Agreement effective May 7, 2013, between Voya Investors Trust and Directed Services LLC (55)
(ii) Side Letter Agreement dated May 1, 2014 between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya DFA World Equity Portfolio (55)
(iii) Side Letter Agreement dated May 1, 2014 between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya Large Cap Value Portfolio (55)
(iv)

Recoupment Waiver dated May 1, 2014 between Directed Services LLC and Voya Investors Trust with regard to VY T. Rowe Price International Stock Portfolio, VY Marsico International Opportunities Portfolio, VY Franklin Income Portfolio, VY MFS Utilities Portfolio, and VY Clarion Real Estate Portfolio (55)

(C)

Expense Limitation Agreement, effective May 7, 2013 between Voya Investments Distributor, LLC and Voya Investors Trust with respect to VY BlackRock Large Cap Growth Portfolio – Service Class Shares (55)

(i)

Amended Schedule A, dated May 1, 2014 to the Expense Limitation Agreement effective May 7, 2013 between Voya Investments Distributor, LLC and Voya Investors Trust with respect to VY BlackRock Large Cap Growth Portfolio – Service Class Shares (55)

	(D)	Expense Limitation Agreement, effective May 7, 2013, between Voya Investors Trust and Directed Services LLC with respect to Voya Retirement Portfolios (55)
(9)	(A)

Amended and Restated Administrative Services Sub-Contract, effective January 2, 2003, as amended and restated on January 1, 2007 between Directed Services LLC and Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (35)

(i) Amended Schedule A, effective November 2012, to the Amended and Restated Administrative Services Sub-Contract between Directed Services LLC and Voya Funds Services, LLC (53)
	(B)	Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services LLC and Security Life of Denver Insurance Company (27)
	(C)	Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services LLC and Southland Life Insurance Company (13)
	(D)	Amended and Restated Administration Agreement, made on August 21, 2003 as amended and restated on April 29, 2005 and November 30, 2008, between Voya Investors Trust and Voya Funds Services, LLC (46)
(i) Amended Schedule A, effective May 1, 2013, to the Amended and Restated

14

Administration Agreement between Voya Investors Trust and Voya Funds Services, LLC (54)
(i)	(1)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to the Class R shares (18)
(2)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios (19)

	(3)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)
(4)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios (24)

(5)

Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to ING FMRSM Earnings Growth, ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios and with regard to the Adviser Class, Service 1 Class, and Service 2 Class shares (25)

(6)

Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to Service Class and Service 2 Class shares of ING MarketPro, ING MarketStyle Moderate, ING MarketStyle Moderate Growth, ING MarketStyle Growth Portfolios, and Service Class shares of ING VP Index Plus International Equity Portfolio (27)

	(7)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Wells Fargo Small Cap Disciplined Portfolio (29)
	(8)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Global Real Estate Portfolio (30)
(9)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Franklin Income Portfolio, ING FMR Small Cap Equity Portfolio and Adviser Class and Institutional Class shares of the ING LifeStyle Portfolios (33)

	(10)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING FMR SM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)
(11)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Templeton Mutual Shares Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and Service Class shares of ING Stock Portfolio (36)

	(12)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Service 2 Class shares of ING Stock Index Portfolio (38)
	(13)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Focus 5 Portfolio (39)
	(14)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING LifeStyle Conservative Portfolio (40)

15

	(15)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Bond Portfolio (41)
(16)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Asset Allocation Portfolio, ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (42)

(17)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio (43)

	(18)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Adviser Class shares of ING Stock Index Portfolio (45)
(19)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio (46)

	(20)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio (47)
	(21)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING DFA Global Allocation Portfolio (48)
(22)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (49)

	(23)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Global Perspectives Portfolio (54)
(j)	(1)	Consent of Dechert LLP (55)
	(2)	Consent of KPMG LLP (55)
(k)	Not Applicable
(l)	Initial Capital Agreement (1)
(m)	(1)	(A)	Second Amended and Restated Distribution Plan with Voya Investors Trust for Service 2 Class shares, effective November 29, 2012 (54)
(i)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares from May 1, 2014 through May 1, 2015 (55)

(ii) Amended Schedule A, dated November 21, 2013 to the Second Amended and Restated Distribution Plan for Service 2 Class shares (55)
(iii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya Large Cap Value Portfolio from May 1, 2014 through May 1, 2016 (55)

16

(iv)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya Large Cap Growth Portfolio from May 1, 2014 through May 1, 2016 (55)

(v)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya High Yield Portfolio from May 1, 2014 through May 1, 2015 (55)

(vi)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio, and VY MFS Utilities Portfolio from May 1, 2014 through May 1, 2015 (55)

(2)	(A)	Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares effective November 29, 2012 (54)
(i)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares from May 1, 2014 through May 1, 2015 (55)

(ii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya U.S. Stock Index Portfolio from May 1, 2014 through May 1, 2015 (55)

(iii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Large Cap Growth Portfolio from May 1, 2014 through May 1, 2016 (55)

		(iv)	Amended Schedule A, dated November 21, 2013 to the Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares (55)
(v)

Waiver Letter dated March 14, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.15% per annum payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Global Perspectives Portfolio from March 14, 2014 through May 1, 2016 (55)

		(vi)	Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount

17

equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Large Cap Value Portfolio from May 1, 2014 through May 1, 2015 (55)

(vii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya High Yield Portfolio from May 1, 2014 through May 1, 2015 (55)

(viii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of VY BlackRock Health Sciences Opportunities Portfolio, VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio and VY MFS Utilities Portfolio from May 1, 2014 through May 15, 2015 (55)

	(3)	(A)	Amended and Restated Shareholder Service Plan with Voya Investors Trust, effective November 29, 2012 for Single Class Series, Service Class, and Service 2 Class Shares (54)
			(i)	Waiver Letter dated May 1, 2014 to waive the shareholder service fee for Service Class Shares of Voya U.S. Stock Index Portfolio from May 1, 2014 through May 1, 2015 (55)
(ii)

Amended Schedule A, Schedule of Series, dated November 21, 2013, with respect to the Shareholder Service Plan for Single Class Series, Service Class, and Service 2 Class shares, between Voya Investors Trust and Voya Investments Distributor, LLC (55)

	(4)	(A)	Amended and Restated Shareholder Service and Distribution Plan for ADV Class regarding ING Retirement Portfolios effective November 29, 2012 (54)
			(i)	Waiver Letter dated May 1, 2104 to reduce the distribution fee for Adviser Class shares regarding Voya Retirement Portfolios until May 1, 2015 (55)
(n)	(1)	(A)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust, approved March 30, 2005 (26)
			(i)	Amended Schedule A effective June 17, 2013 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust (55)
(o)	Not Applicable
(p)	Codes of Ethics
	(1)	Voya Investors Trust Code of Ethics (36)
	(2)	Fidelity Management & Research Company Code of Ethics (48)

18

(3)	T. Rowe Price Group, Inc. and its Affiliates Code of Ethics (55)
(4)

J.P. Morgan Alternative Asset Management, Inc., JPMorgan Asset Management (UK) Ltd., J.P. Morgan Investment Management Inc., Security Capital Research & Management Inc., and Bear Stearns Asset Management Inc.’s Code of Ethics dated July 15, 2011 (55)

(5)	Marsico Capital Management, LLC Code of Ethics (16)
(6)	Massachusetts Financial Services Company Code of Ethics (17)

(7)	Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)
(8)	Pioneer Investment Management, Inc. Code of Ethics (54)
(9)	CBRE Clarion Securities LLC Code of Ethics (51)
(10)	BlackRock, Inc. Code of Ethics (36)
(11)	Franklin Templeton Investments Code of Ethics (36)
(12)	Invesco Advisers, Inc. dated January 1, 2010 (51)
(13)	Dimensional Fund Advisors LP effective December 31, 2011 (51)
(14)	Voya Funds and Advisers Code of Ethics Amended January 2014 (55)

______________________________________________________________________________

(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512
(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512
(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512
(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512
(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512
(6)	Incorporated by reference to Post-Effective Amendment No. (46) to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512
(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512
(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512
(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512
(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512
(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512
(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001, File No. 33-74190

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000, File No. 33-97852

19

(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512
(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512
(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512
(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512
(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512
(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512
(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512
(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512
(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512
(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512
(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512
(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512
(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512
(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512
(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512
(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512
(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006
(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007
(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007
(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007
(38)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007
(39)	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007

20

(40)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007
(41)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007
(42)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008
(43)	Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008
(44)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009
(45)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009
(46)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009
(47)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 25, 2009
(48)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010
(49)	Incorporated by reference to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of ING Investors Trust as filed on December 8, 2010
(50)	Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 27, 2011
(51)	Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 10, 2012.
(52)	Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 26, 2012.
(53)	Incorporated by reference to Post-Effective Amendment No. 111 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 11, 2013.
(54)	Incorporated by reference to Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 24, 2013.
(55)	Filed herein.

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence, and/or by reason of reckless disregard.

The Trust has a management agreement with Voya Investments, LLC (“Voya Investments”) with respect to Voya Retirement Portfolios, and VY Clarion Global Real Estate Portfolio. Generally, the Trust will

21

indemnify Voya Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and Voya Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Voya Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of Investment Adviser

Information as to the directors and officers of Directed Services LLC and Voya Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of each sub-adviser to a Portfolio of the Voya Investors Trust (or in the case of VY Franklin Templeton Founding Strategy Portfolio, and Voya Retirement Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Sub-Adviser	File Number
BlackRock Advisors, LLC	801-47710
BlackRock Financial Management, Inc.	801-48433
BlackRock Investment Management, LLC	801-56972
CBRE Clarion Securities LLC	801-49083
Dimensional Fund Advisors LP	801-16283
Fidelity Management & Research Company	801-07884
Franklin Advisers, Inc.	801-26292
Franklin Mutual Advisers, LLC	801-53068
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Marsico Capital Management, LLC	801-54914
Massachusetts Financial Services Company	801-17352
Morgan Stanley Investment Management, Inc d/b/a Van Kampen	801-15757
Pioneer Investment Management, Inc.	801-8255
Templeton Global Advisors Limited	801-42343

22

T. Rowe Price Associates, Inc.	801-00856
Voya Investment Management Co. LLC	801-9046

Item 32.	Principal Underwriters

	(a)	Voya Investments Distributor, LLC serves as Distributor of Shares of Voya Investors Trust.

(b)

Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

	(c)	Not Applicable (Underwriter Receives No Compensation)

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) Voya Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator. The address of each is as follows:

	(a)	Voya Investors Trust 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

	(b)	Directed Services LLC 1475 Dunwoody Drive West Chester, PA 19380

Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

	(c)	Voya Investments Distributor, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

	(d)	Bank of New York Mellon One Wall Street New York, NY 10286

	(e)	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809

	(f)	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809

BlackRock Financial Management, INC 55 E 52nd Street New York, NY 10055

23

BlackRock Investment Management, LLC 100 Bellevue Parkway Wilmington, DE 19809

Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746

Fidelity Management & Research Company 82 Devonshire Street Boston, MA 02109

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

Franklin Mutual Advisers, LLC 101 John F. Kennedy Pkwy Short Hills, NJ 07078

CBRE Clarion Securities LLC 201 King of Prussia Road, Ste 600 Radnor, PA 19087

Voya Investment Management Co. LLC 230 Park Avenue New York, NY 10169

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta GA 30309

J.P. Morgan Investment Management Inc. 245 Park Avenue New York, NY 10167

Marsico Capital Management, LLC 1200 Seventeenth Street, Suite 1600 Denver, CO 80202

Massachusetts Financial Services Company 500 Boylston Street Boston, MA 02116

Pioneer Investment Management, Inc. 60 State Street Boston, MA 02109

Templeton Global Advisors Limited Lyford Cay Nassau, Bahamas

24

Morgan Stanley Investment Management, Inc d/b/a Van Kampen 522 Fifth Avenue New York, NY 10036

T. Rowe Price Associates, Inc. 100 Ease Pratt Street Baltimore, MD 21202

(g)	Voya Funds Services, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

Item 34.	Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.	Undertakings

Not Applicable

25

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A pursuant to Rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 115 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 28th day of April, 2014.

VOYA INVESTORS TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
Shaun Mathews*	President, Chief Executive Officer, and Interested Trustee	April 28, 2014

Todd Modic*	Senior Vice President and Chief/Principal Financial Officer
April 28, 2014
Patricia W. Chadwick*	Trustee
April 28, 2014
Albert E. DePrince, Jr.*	Trustee
April 28, 2014
J. Michael Earley*	Trustee

April 28, 2014
Russell H. Jones*	Trustee
April 28, 2014
Patrick Kenny*	Trustee

April 28, 2014
Joseph E. Obermeyer	Trustee
April 28, 2014
Sheryl K. Pressler*	Trustee
April 28, 2014
Colleen D. Baldwin*	Trustee
April 28, 2014

26

Peter S. Drotch*	Trustee	April 28, 2014

Roger B. Vincent*	Trustee	April 28, 2014

John V. Boyer*	Trustee	April 28, 2014

By: /s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.**
as Attorney-in-Fact

** Powers of Attorney for Shaun Mathews, Todd Modic, and each Trustee were filed as attachments to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on February 12, 2014 and incorporated herein by reference.

27

ING INVESTORS TRUST

EXHIBIT INDEX

Exhibit Number	Exhibit Description
(a)(90)

Amendment #81 effective June 17, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of Service 2 Class of ING Pioneer Mid Cap Value Portfolio

(a)(91)	Amendment #82 dated September 9, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Pioneer Mid Cap Value Portfolio
(a)(92)	Amendment #83 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING DFA Global Allocation Portfolio
(a)(93)

Amendment #84 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Goldman Sachs Commodity Strategy Portfolio

(a)(94)

Amendment #85 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO High Yield Portfolio to ING High Yield Portfolio

(a)(95)

Amendment #86 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO Total Return Bond Portfolio to ING Total Return Bond Portfolio

(a)(96)

Amendment #87 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Asset Allocation Portfolio

(a)(97)

Amendment #88 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds International Portfolio

(a)(98)

Amendment #89 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds World Allocation Portfolio

(a)(99)	Amendment #90 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Bond Portfolio
(a)(100)	Amendment #91 dated March 24, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Total Return Bond Portfolio
(a)(101)	Amendment #92 effective May 1, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (change of name of the Registrant and its Series)
(d)(1)(A)	Investment Management Agreement, dated May 7, 2013 between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios)
(d)(1)(A)(i)	Amended Schedule A and Amended Schedule B, dated February 4, 2014, with respect to the Investment Management Agreement between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios)
(d)(1)(A)(ii)	Letter Agreement, dated February 4, 2014 to reduce the annual investment management fee for Voya High Yield Portfolio for the period from February 4, 2014 through May 1, 2016
(d)(1)(A)(iii)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya T. Rowe Price Equity Income Portfolio for the period from May 1, 2014 through May 1, 2015
(d)(1)(A)(iv)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya Multi-Manager Large Cap Core Portfolio for the period from May 1,

28

Exhibit Number	Exhibit Description
2014 through May 1, 2015 with regards to Columbia Management Investment Advisers, LLC
(d)(1)(B)	Investment Management Agreement, dated May 7, 2013, between Voya Investors Trust and Voya Investments, LLC (formerly, ING Investments, LLC) with regards to Voya Global Perspectives Portfolio
(d)(1)(C)	Investment Management Agreement, dated May 7, 2013, between Voya Investors Trust and Voya Investments, LLC with respect to VY Clarion Global Real Estate Portfolio
(d)(1)(C)(i)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for VY Clarion Global Real Estate Portfolio for the period from May 1, 2014 through May 1, 2015
(d)(1)(D)	Investment Management Agreement, dated May 7, 2013 between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios)
(d)(1)(D)(i)	Amended Schedule A, effective July 18, 2014, with respect to the Investment Management Agreement, dated May 1, 2013 between Voya Investors Trust and Directed Services LLC
(d)(1)(D)(ii)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for Voya Large Cap Value Portfolio for the period from May 1, 2014 through May 1, 2015
(d)(1)(D)(iii)	Waiver letter dated January 1, 2014 to waive a portion of the investment management fee for VY BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2014 through May 1, 2015
(d)(1)(D)(iv)	Letter Agreement, dated May 1, 2014 to reduce the annual investment management fee for VY Clarion Real Estate Portfolio for the period from May 1, 2014 through May 1, 2015
(d)(2)(A)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. with respect to VY BlackRock Inflation Protected Bond Portfolio
(d)(2)(B)

Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Columbia Management Investment Advisers, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio

(d)(2)(C)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Voya Investments, LLC and CBRE Clarion Securities, LLC with respect to VY Clarion Global Real Estate Portfolio
(d)(2)(D)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and CBRE Clarion Securities, LLC with respect to VY Clarion Real Estate Portfolio
(d)(2)(E)	Portfolio Management Agreement dated May 7, 2013 between Voya Investors Trust, Directed Services LLC and Fidelity Management & Research Company
(d)(2)(F)	Sub-Sub-Advisory Agreement dated May 7, 2013 between FMR Co., Inc. and Fidelity Management & Research Company
(d)(2)(G)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Franklin Advisers, Inc. with respect to VY Franklin Income Portfolio
(d)(2)(H)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Franklin Mutual Advisers, LLC with respect to VY Franklin Mutual Shares Portfolio
(d)(2)(I)

Sub-Advisory Agreement, dated April 30, 2013, between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC (formerly, ING Investment Management, Co. LLC) with respect to Voya Retirement Portfolios

(d)(2)(J)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and ING Investment Management, Co. LLC
(d)(2)(J)(i)	Amended Schedule A, dated February 4, 2014, with respect to the Sub-Advisory Agreement between Voya Investors Trust, Directed Services LLC and Voya

29

Exhibit Number	Exhibit Description
Investment Management, Co. LLC dated May 7, 2013
(d)(2)(K)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Invesco Advisers, Inc.
(d)(2)(L)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and J.P. Morgan Investment Management Inc.
(d)(2)(M)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and The London Company of Virginia, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio
(d)(2)(N)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Morgan Stanley Investment Management Inc.
(d)(2)(O)

Sub-Advisory Agreement, effective May 7, 2013, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Limited with regards to VY Morgan Stanley Global Franchise Portfolio

(d)(2)(P)

Delegation Agreement, dated May 7, 2013, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Company with regards to VY Morgan Stanley Global Franchise Portfolio

(d)(2)(Q)	Portfolio Management Agreement, dated May 7, 2013 between Voya Investors Trust, Directed Services, LLC and Templeton Global Advisors Limited
(d)(2)(R)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc.
(d)(2)(S)	Investment Sub-Advisory Agreement, dated May 7, 2013, between T. Rowe Price Associates, Inc. and T. Rowe Price International LTD with respect to VY T. Rowe Price International Stock Portfolio
(d)(2)(T)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Advisors, LLC with respect to VY BlackRock Health Sciences Opportunities Portfolio
(d)(2)(U)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC with respect to VY BlackRock Large Cap Growth Portfolio
(d)(2)(V)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC, and Dimensional Fund Advisors LP
(d)(2)(W)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Goldman Sachs Asset Management, LP
(d)(2)(W)(i)

Termination letter, effective September 6, 2013, with respect to the Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Goldman Sachs Asset Management, LP

(d)(2)(X)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Marsico Capital Management, LLC
(d)(2)(Y)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Massachusetts Financial Services Company
(d)(2)(Z)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC
(d)(2)(Z)(i)

Termination letter, effective February 4, 2014, with respect to the Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC (ING PIMCO Total Return Bond Portfolio)

(d)(2)(Z)(ii)

Termination letter, effective February 4, 2014, with respect to the Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Pacific Investment Management Company LLC (ING PIMCO High Yield Bond Portfolio)

(e)(1)(A)	Distribution Agreement, dated May 7, 2013, between Voya Investors Trust and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
(g)(1)(A)(i)	Amended Exhibit A, dated February 28, 2014, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon

30

Exhibit Number	Exhibit Description
(g)(1)(B)(i)	Amended Exhibit A, dated February 28, 2014, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon
(g)(1)(C)(i)	Amended Exhibit A, dated February 28, 2014, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon
(h)(1)(D)(i)	Amended Exhibit A, dated March 28, 2013, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003
(h)(7)(B)(i)	Amended Schedule, dated September 12, 2013 with respect to the Allocation Agreement – Directors and Officers Liability
(h)(8)(A)

Expense Limitation Agreement, effective May 7, 2013, between Voya Investments, LLC and Voya Investors Trust with respect to VY Clarion Global Real Estate Portfolio and Voya Global Perspectives Portfolio

(h)(8)(A)(i)	Amended Schedule A, dated May 1, 2014, to the Expense Limitation Agreement between Voya Investments, LLC and Voya Investors Trust
(h)(8)(A)(ii)	Side Letter Agreement dated March 14, 2014 between Voya Investors Trust and Voya Investments, LLC with respect to Voya Global Perspectives Portfolio
(h)(8)(B)	Expense Limitation Agreement, effective May 7, 2013, between Voya Investors Trust and Directed Services LLC
(h)(8)(B)(i)	Amended Schedule A, dated May 1, 2014 to the Expense Limitation Agreement effective May 7, 2013, between Voya Investors Trust and Directed Services LLC
(h)(8)(B)(ii)	Side Letter Agreement dated May 1, 2014 between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya DFA World Equity Portfolio
(h)(8)(B)(iii)	Side Letter Agreement dated May 1, 2014 between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya Large Cap Value Portfolio
(h)(8)(B)(iv)

Recoupment Waiver dated May 1, 2014 between Directed Services LLC and Voya Investors Trust with regard to VY T. Rowe Price International Stock Portfolio, VY Marsico International Opportunities Portfolio, VY Franklin Income Portfolio, VY MFS Utilities Portfolio, and VY Clarion Real Estate Portfolio

(h)(8)(C)	Expense Limitation Agreement, effective May 7, 2013 between Voya Investments Distributor, LLC and Voya Investors Trust with respect to VY BlackRock Large Cap Growth Portfolio – Service Class Shares
(h)(8)(C)(i)

Amended Schedule A, dated May 1, 2014 to the Expense Limitation Agreement effective May 7, 2013 between Voya Investments Distributor, LLC and Voya Investors Trust with respect to VY BlackRock Large Cap Growth Portfolio – Service Class Shares

(h)(8)(D)	Expense Limitation Agreement, effective May 7, 2013, between Voya Investors Trust and Directed Services LLC with respect to Voya Retirement Portfolios
(j)(1)	Consent of Dechert LLP
(j)(2)	Consent of KPMG LLP
(m)(1)(A)(i)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares from May 1, 2014 through May 1, 2015

(m)(1)(A)(ii)	Amended Schedule A, dated November 21, 2013 to the Second Amended and Restated Distribution Plan for Service 2 Class shares
(m)(1)(A)(iii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya Large Cap Value Portfolio from May 1, 2014 through May 1, 2016

(m)(1)(A)(iv)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated

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Exhibit Number	Exhibit Description
Distribution Plan for Service 2 Class Shares of Voya Large Cap Growth Portfolio from May 1, 2014 through May 1, 2016
(m)(1)(A)(v)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya High Yield Portfolio from May 1, 2014 through May 1, 2015

(m)(1)(A)(vi)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio, and VY MFS Utilities Portfolio from May 1, 2014 through May 1, 2015

(m)(2)(A)(i)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares from May 1, 2014 through May 1, 2015

(m)(2)(A)(ii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya U.S. Stock Index Portfolio from May 1, 2014 through May 1, 2015

(m)(2)(A)(iii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Large Cap Growth Portfolio from May 1, 2014 through May 1, 2016

(m)(2)(A)(iv)	Amended Schedule A, dated November 21, 2013 to the Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class shares
(m)(2)(A)(v)

Waiver Letter dated March 14, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.15% per annum payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Global Perspectives Portfolio from March 14, 2014 through May 1, 2016

(m)(2)(A)(vi)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Large Cap Value Portfolio from May 1, 2014 through May 1, 2015

(m)(2)(A)(vii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya High Yield Portfolio from May 1, 2014 through May 1, 2015

(m)(2)(A)(viii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of VY BlackRock Health Sciences Opportunities Portfolio, VY BlackRock Large Cap Growth Portfolio, VY Marsico Growth Portfolio, VY MFS Total Return Portfolio and VY MFS Utilities Portfolio from May 1, 2014 through May 15, 2015

(m)(3)(A)(i)	Waiver Letter dated May 1, 2014 to waive the shareholder service fee for Service Class Shares of Voya U.S. Stock Index Portfolio from May 1, 2014 through May 1, 2015
(m)(3)(A)(ii)	Amended Schedule A, Schedule of Series, dated November 21, 2013, with respect

32

Exhibit Number	Exhibit Description
to the Shareholder Service Plan for Single Class Series, Service Class, and Service 2 Class shares, between Voya Investors Trust and Voya Investments Distributor, LLC
(m)(4)(A)(i)	Waiver Letter dated May 1, 2104 to reduce the distribution fee for Adviser Class shares regarding Voya Retirement Portfolios until May 1, 2015
(n)(1)(A)(i)	Amended Schedule A effective June 17, 2013 with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust
(p)(3)	T. Rowe Price Group, Inc. and its Affiliates Code of Ethics
(p)(4)

J.P. Morgan Alternative Asset Management, Inc., JPMorgan Asset Management (UK) Ltd., J.P. Morgan Investment Management Inc., Security Capital Research & Management Inc., and Bear Stearns Asset Management Inc.’s Code of Ethics dated July 15, 2011

(p)(14)	Voya Funds and Advisers Code of Ethics Amended January 2014

33